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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 9/30/13

Item 1 - Reports to Shareholders

ANNUAL REPORT

September 30, 2013

Janus Alternative Fund

Janus Global Real Estate Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

We believe a global recovery is underway. U.S. economic data has been showing slow but steady improvement. Japan’s economy also appears to be on the mend, as its prime minister takes bold steps aimed at ending the deflationary cycles that have plagued the country for decades. New economic data shows signs of stabilization in Europe and China. With the exception of emerging markets, most of the major economies around the globe are providing reasons for optimism.

The Federal Reserve chose to leave its quantitative easing program unchanged in September, despite speculation that it would begin to taper the bond-buying program that has helped keep long-term Treasury rates low for the past year and contributed to unprecedented levels of global market liquidity. While fears of tapering have weighed on equity and fixed income markets, we actually would welcome a cut in asset purchases because it’s a necessary first step in returning the economy to a sense of normalcy. Ultimately we think the economy needs to wean itself off such accommodative monetary policy.

Meanwhile, automatic federal budget cuts that began on March 1, known as the sequester – which everyone thought would be a death knell for the U.S. economy – have dramatically improved the fiscal picture. Higher taxes, a modestly growing economy and a deceleration in government spending have shrunk the deficit meaningfully. If these conditions play out for another couple of years, a fiscal deficit in the range of 2% to 3% of GDP might not be too far off.

Headline risk remains, however. We saw this reflected late in Q3 2013 in the debate over potential U.S. military action in Syria and as a dysfunctional Congress allowed the U.S. government to slip into partial shutdown. It remained to be seen, at the time of this writing, how long the shutdown would continue, making it difficult to gauge its economic impact. The situation will become far more severe if the U.S. debt ceiling is not raised and the government defaults on its obligations. We believe that Washington will reach some sort of partial resolution at the 11th hour, as it has done before, that will allow for accelerating economic growth by year end.

U.S. equity markets are up nearly 30% since the November elections. In the long history of equity markets, such periods don’t come around often. After such a strong surge, we haven’t turned bearish on stocks, but our view of equities is certainly more balanced than it was at the beginning of the year. P/E multiples have expanded as stock prices have risen well ahead of earnings growth so far this year. Riskier, more speculative areas of the market such as small-capitalization stock indices sat at all-time highs in Q2 2013, and have climbed even higher since then. Meanwhile, the IPO market has sprung to life. A great number of these companies are coming to market much earlier in their business development than we’ve historically seen, suggesting some frothiness in the market. Stretched valuations for a number of companies tied to hyper-growth industries like cloud computing and social media also suggest investors are hungry for growth. That investors are paying more for less growth, suggests the market thinks growth will be harder to come by going forward: certainly those companies able to grow the fastest have been rewarded with robust valuations.

This doesn’t suggest we are approaching a broad sell-off in equities, in our view. Multiples have expanded, but they are still in line with historical norms. A global economy in the earliest stages of recovery also provides a nice backdrop for equities. But after such a strong climb in 2013, we expect a more normalized return environment going forward.

Meanwhile, as the global economy improves, longer-term U.S. Treasury securities must price in a positive real rate of return, as well as an additional premium associated with the potential for capital loss. At the end of Q3 2013, rates were not there yet, and we expect rising rates to be a key theme for fixed income investors in the fourth quarter and beyond.

There are still opportunities in credit, but they are more muted than they have been over the last four years, in our opinion. We are entering an environment in which shareholder-friendly activity, such as acquisitions and share repurchases, is likely to increase. As credit investors, we remain focused on the downside implications of

Janus Alternative Fund | 1

(unaudited) (continued)

actions that could increase corporate debt and earnings volatility.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | SEPTEMBER 30, 2013

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe global real estate investments can be a long-term source of wealth creation through attractive current income and substantial capital appreciation over time. We use intensive fundamental research in an effort to uncover companies with prime assets in strategic locations that practice disciplined capital allocation and show a clear ability to create value.
Patrick Brophy portfolio manager

On a relative basis, Janus Global Real Estate Fund underperformed during the 12-month period ending September 30, 2013. The Fund’s Class I Shares finished the period up 9.27%, but trailed its benchmark, the FTSE EPRA/NAREIT Global Index, which gained 9.89%.

Market/Economic Comments

It’s conventional wisdom that progress means an ever-accelerating world, so we probably shouldn’t be surprised that the past year felt like an increasingly frenetic assault of global crises. Market participants were forced to digest a smorgasbord of unsavory items ranging from the ongoing European crisis, a U.S. government shutdown and “taper tantrums,” to Syria, mounting emerging market volatility and a slowdown in China. Beyond fueling further uncertainty, this relentless onslaught had the effect of stirring a whack-a-mole approach to the macroeconomic environment — hardly our preferred investing backdrop, but one that made us especially grateful that we are long-term investors who rely first and foremost on our bottom-up research. Trying to anticipate each outbreak and moving from fire to fire without ever fully containing any of them seems like a daunting and ultimately unproductive investment approach; we prefer to do our best to steer clear of those areas prone to fires, and, more important, stick with holdings we’re confident can weather the increasingly frequent and unpredictable flare-ups.

Last year, we devoted much of our letter to a discussion of our significant concerns surrounding debt – more specifically, sovereign debt in the developed world – and the potential unintended consequences of unprecedented easy-money policies. Unfortunately, we think if anything this past year only took us deeper into the debt hole, and we remain of the opinion that “free-money” periods like this inevitably lead to market distortions and seldom end well. To these lingering concerns we add a difficult question: Where’s the growth? The global recovery continues to underwhelm, and with China slowing to what we consider a more sustainable level of growth, it’s hard to identify a logical candidate to pick up the slack. We’ve already seen how the slowdown in China has sunk local economies around the world, particularly those like Brazil’s that are dependent on the export of natural resources. Now, what we need to see is a sufficiently strong domestic consumption story, so that the many over-leveraged sovereigns can export their way to better health. The best case would be if that consumption story emerged out of China itself, and we think the Chinese government recognizes this. We, however, are not so sure China doesn’t have a debt problem of its own, which could prove a major impediment to the credit expansion needed to fuel consumer demand.

Of course, none of the above, no matter how concerning to us, proved any match for resilient global markets. Equities continued their march higher, with the MSCI World Index climbing approximately 23% during the 12-month period. Being long-term optimists, we would like to think that the ever-prescient markets are simply signaling better days ahead, but we also can’t get past our worry that stock prices are being buoyed, at least to some degree, by the unprecedented liquidity sloshing around the globe. So is the rally sustainable? We’re not convinced that it is, meaning we will continue to tread cautiously.

Global Real Estate Overview

In a very good 12-month period for the markets, the global real estate sector failed to keep pace, with its 9.89% return not even half of the approximately 23% gain posted by the broader market (MSCI World Index). While we usually struggle to pinpoint the reasons for the divergence in performance, we feel like it was actually very easy this year. It all harks back to a single word uttered in early spring – who knew a word as seemingly benign as “taper” could wreak such havoc? We’ve talked at length in past letters about the relationship between interest rates and real estate values, and the accepted belief that they always vary inversely. We have also repeatedly emphasized that this is an overly simplistic and sometimes erroneous view of the relationship. But in this day and age of algorithmic/high-frequency trading and hair-trigger hedge fund managers none of that seems to matter. As far as the market was concerned, taper equaled higher rates,

Janus Alternative Fund | 3

Janus Global Real Estate Fund (unaudited)

meaning lower real estate values and a corresponding sell-off of property stocks. After outperforming the broader market through March, the sector plummeted in April on taper talk and the resulting spike in rates, and then spent the rest of the period trying to regain its footing.

From a geographic perspective, Japan was easily the top performing region of the major real estate markets. We suspect that this had everything to do with the introduction of “Abenomics,” an economic approach by Prime Minister Shinzo Abe predicated on massive monetary easing with the goal of achieving a 2% inflation target. The UK also posted solid gains for the year, as improving fundamentals and the safe-haven status of the greater London market continued to lure investors. Not surprisingly, emerging markets fared poorly when rates spiked and worries about further upward moves took over; India and Brazil were particularly weak.

Even though the sector lagged the broader market, we are encouraged that it finished in the black despite the challenging interest rate backdrop. Generally speaking, we would chalk this up to the ongoing quest for yield, clearly improving underlying operating trends, limited new supply in most markets, strengthened balance sheets and the appeal of hard assets in uncertain times. On this last point, we would like to further elaborate on what we consider a very important trend that continues to gain momentum: foreign capital purchasing real estate assets in strategic gateway cities. While we have often discussed the merits of commercial real estate as a tool for wealth preservation, and opined on the scarcity value attributable to A-quality assets in high-barrier-to-entry markets, it has been a long time since we’ve seen those convictions acted upon to such a large scale. Behind this surge in activity are Chinese investors and companies who appear content to park their savings outside of the mainland, even if it’s in very fully priced properties with muted growth prospects. Because rule of law, liquidity and transparency appear to be the most sought after attributes, it’s gateway cities in developed markets like the U.S., UK and Australia that stand out as the biggest beneficiaries. Chinese investments in overseas real estate through the first three quarters of 2013 have already far exceeded the total for all of 2012, and there have been some very splashy investments of late, including the purchase of a minority interest in New York’s iconic General Motors building. We don’t see this trend abating any time soon; in fact, we expect the increasing competition for, and aggressive pricing of, gateway city assets to lead investors out of the risk spectrum to opportunities in secondary and tertiary markets, further limiting any upward momentum in capitalization rates and putting a floor under real estate prices.

Strategy Overview

Although it was a positive year, the Fund finished slightly behind its benchmark, marking only the second time that has happened since the Fund’s inception. For us, that makes this year a tough one, and as a large shareholder myself I’m disappointed. We will, however, continue to have a long-term focus, and we take solace in the fact that the Fund’s long-term performance (five-year) remains strong.

Lost in this year’s flat performance is the fact that stock picking was excellent; we were able to generate outperformance through stock selection in all but five of the 16 countries in which the Fund was invested, with especially strong outperformance in the U.S., Mexico, Australia and Canada. What knocked the Fund back below the index was its geographic allocation and cash position. In terms of geographic allocation, some of our biggest mistakes were being overweight Brazil and underweight Japan. Looking at the index, the base returns for its Brazilian and Japanese holdings were -26% and +49%, respectively (our holdings in both markets posted comparable results). Obviously, this massive divergence in performance can prove very damaging if you’re caught offsides, which clearly we were. Even though this positioning was driven by our bottom-up research, in hindsight we would have been much better off had we made a top-down call predicated on properly anticipating the euphoria that would greet “Abenomics” and the negative impact on Brazil from the slowdown in China.

The Fund’s average cash position during the period of approximately 9% proved to be a significant drag on performance. This relatively high average cash balance was the result of a combination of factors, including inflows, a conservative and judicious approach to putting cash to work, and harvesting gains in order to stay disciplined in our adherence to price targets and valuation.

On a positive note, our research led us to some out-of-index investments that generated outsize gains. We’ve long emphasized that our special situations bucket is a key component of our portfolio construction. Our special situations bucket includes investments where we believe there is unrecognized embedded real estate value, the company operates in a misunderstood sector or geography, has an improving capital structure or shift in its business strategy. During the 12-month period, six of the Fund’s top 10 contributors came from our special situations bucket. These holdings ranged from real estate brokers and lenders to homebuilders, hotel owners and

4 | SEPTEMBER 30, 2013

(unaudited)

casino developers. We believe all six are very much in the real estate business, and their positioning in the portfolio was predicated on the attractiveness of their valuations and risk/reward profiles relative to opportunities in the index.

Another positive was our push into Mexico. Mexico recently introduced its version of the real estate investment trust (REIT) structure, allowing investors to more easily access its commercial real estate sector, which we view as one of the most reasonably priced in our global universe. Attractive yields and consolidation potential coupled with an improving economic backdrop and more transparent governance helped drive strong returns – our holdings in Mexico posted a base return of approximately 30%.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

As mentioned above, we believe that the proliferation of unprecedented easy-money policies in the developed world will ultimately cause market distortions, including the potential mispricing of assets. Moreover, given that we invest primarily in hard assets and adhere to an investment thesis with a key focus on current income (yield), we worry that these distortions could cause significant volatility in both our sector and our portfolio. Already, we see evidence that the government’s efforts to push investors out of the risk spectrum has altered the pricing of U.S. REITs, with the seemingly insatiable thirst for yield boosting the high-dividend payers to levels that appear out of whack with their peers. There are signs that similar trends are taking hold in Japan and Europe, and, in hindsight, it’s apparent that the wave of liquidity sloshing around of globe may have pushed property prices in certain emerging markets too far, too fast (we have seen this year how violently these markets tend to react to even the faintest suggestion that the spigot might be turned off).

This overriding concern – and our inability to figure out just how policymakers will be able to gracefully ease the global economy off its easy-money addiction – is why we remain somewhat conservatively positioned. Ironically, it’s also what gives us the greatest confidence in the relative merits of the real estate sector. Because we have difficulty envisioning anything much more robust than a slow-growth environment for the next year or two, and possibly much longer, and we see a developed world with an aging population and sovereigns that still need to de-lever, we think interest rates are likely to remain lower for longer. In a yield-starved, slow-growth world awash in liquidity there will not be enough good bricks and mortar (cash-flowing commercial real estate) to go around. The scarcity we discussed above will become more acute, and we believe real estate prices will respond accordingly. Perhaps all those successful Chinese entrepreneurs parking their savings in our best assets are on to something.

Thank you for your continued investment in Janus Global Real Estate Fund.

Janus Alternative Fund | 5

Janus Global Real Estate Fund (unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Holdings

Contribution

Kennedy-Wilson Holdings, Inc.	0.88%
Chatham Lodging Trust	0.79%
Mitsubishi Estate Co., Ltd.	0.79%
Nippon Prologis REIT, Inc.	0.68%
Lexington Realty Trust	0.54%

5 Bottom Performers – Holdings

Contribution

BR Properties S.A.	–0.50%
CYS Investments, Inc.	–0.42%
PDG Realty S.A. Empreendimentos e Participacoes	–0.31%
Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	–0.26%
Digital Realty Trust, Inc.	–0.25%

4 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	0.95%	4.58%	1.04%
Financials	0.53%	81.86%	98.87%
Health Care	0.21%	0.69%	0.05%
Telecommunication Services	0.00%	0.00%	0.00%

4 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–1.85%	9.80%	0.04%
Materials	–0.27%	0.32%	0.00%
Utilities	–0.05%	1.82%	0.00%
Industrials	–0.03%	0.93%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

6 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Brookfield Asset Management, Inc. – Class A (U.S. Shares) Real Estate Operating/Development	3.4%
Kennedy-Wilson Holdings, Inc. Real Estate Management/Services	2.9%
CapitaLand, Ltd. Real Estate Operating/Development	2.9%
Chatham Lodging Trust REIT – Hotels	2.9%
Hang Lung Properties, Ltd. Real Estate Operating/Development	2.7%

14.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 6.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Alternative Fund | 7

Janus Global Real Estate Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013				per the January 28, 2013 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares

NAV	8.93%	8.87%	3.25%	1.54%	1.44%

MOP	2.62%	7.59%	2.21%

Janus Global Real Estate Fund – Class C Shares

NAV	8.11%	8.20%	2.59%	2.31%	2.19%

CDSC	7.11%	8.20%	2.59%

Janus Global Real Estate Fund – Class D Shares(1)	9.11%	7.96%	1.82%	1.34%	1.15%

Janus Global Real Estate Fund – Class I Shares	9.27%	9.17%	3.51%	1.16%	1.07%

Janus Global Real Estate Fund – Class S Shares	8.89%	8.77%	3.12%	1.60%	1.49%

Janus Global Real Estate Fund – Class T Shares	9.15%	8.54%	2.45%	1.33%	1.24%

FTSE EPRA/NAREIT Global Index	9.89%	7.26%	0.77%

FTSE EPRA/NAREIT Developed Index	10.95%	7.43%	1.27%

Morningstar Quartile – Class I Shares	3rd	1st	1st

Morningstar Ranking – based on total return for Global Real Estate Funds	135/204	4/157	8/155

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

8 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore the fund’s performance, may decline in response to such risks.

Investments in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

Janus Alternative Fund | 9

Janus Global Real Estate Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$975.80	$5.84	$1,000.00	$1,019.15	$5.97	1.18%

Class C Shares	$1,000.00	$971.60	$9.59	$1,000.00	$1,015.34	$9.80	1.94%

Class D Shares	$1,000.00	$976.30	$5.05	$1,000.00	$1,019.95	$5.17	1.02%

Class I Shares	$1,000.00	$976.20	$4.46	$1,000.00	$1,020.56	$4.56	0.90%

Class S Shares	$1,000.00	$974.50	$6.73	$1,000.00	$1,018.25	$6.88	1.36%

Class T Shares	$1,000.00	$975.90	$5.35	$1,000.00	$1,019.65	$5.47	1.08%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

10 | SEPTEMBER 30, 2013

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 93.6%
Building – Residential and Commercial – 0.8%
11,100	Hajime Construction Co., Ltd.	$716,056
67,900	MRV Engenharia e Participacoes S.A.	279,163
		995,219
Casino Hotels – 0.8%
71,975	Crown, Ltd.	1,043,885
Diversified Operations – 0.8%
107,700	Wharf Holdings, Ltd.	933,177
Electric – Distribution – 0.7%
557,021	Spark Infrastructure Group	862,422
Electric – Transmission – 1.3%
41,317	Brookfield Infrastructure Partners L.P.	1,570,872
Hotels and Motels – 1.0%
26,590	Whitbread PLC	1,275,742
Metal – Copper – 0.2%
141,380	Copper Mountain Mining Corp.*	241,605
Real Estate Management/Services – 15.3%
486,402	Atrium European Real Estate, Ltd.	2,752,238
53,200	BR Malls Participacoes S.A.	482,589
29,882	CBRE Group, Inc. – Class A*	691,171
1,308,268	Colony American Homes Holdings III L.P. – Private Placement§	1,308,268
540,606	Corp Inmobiliaria Vesta S.A.B. de C.V.	999,241
151,830	Countrywide PLC	1,290,277
77,099	First Capital Realty, Inc.	1,267,391
280,137	Foxtons Group PLC	1,224,335
66,215	Gazit-Globe, Ltd.	882,646
11,693	Jones Lang LaSalle, Inc.	1,020,799
197,162	Kennedy-Wilson Holdings, Inc.	3,659,327
80,800	LPS Brasil Consultoria de Imoveis S.A.	634,862
81,000	Mitsubishi Estate Co., Ltd.	2,386,813
210	Sonae Sierra Brasil S.A.	2,061
197,856	Songbird Estates PLC*	470,796
		19,072,814
Real Estate Operating/Development – 18.1%
2,980	Alexander & Baldwin, Inc.	107,340
114,900	Brookfield Asset Management, Inc. – Class A (U.S. Shares)**	4,297,260
4,926	Brookfield Property Partners L.P.	95,466
1,484,500	CapitaLand, Ltd.	3,657,395
41,750,000	CSI Properties, Ltd.	1,614,941
130,500	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	1,228,554
37,900	First Juken Co., Ltd.	597,345
7,506	GAGFAH S.A.*	97,868
692,630	Global Logistic Properties, Ltd.	1,595,998
987,000	Hang Lung Properties, Ltd.	3,359,697
66,000	Hysan Development Co., Ltd.	294,016
124,300	Iguatemi Empresa de Shopping Centers S.A.	1,363,721
162,930	Indiabulls Real Estate, Ltd.	140,547
38,000	Mitsui Fudosan Co., Ltd.	1,274,013
435,800	PDG Realty S.A. Empreendimentos e Participacoes	483,829
112,584	Phoenix Mills, Ltd.	415,266
43,125	St. Joe Co.*	846,112
81,000	Sun Hung Kai Properties, Ltd.	1,101,835
		22,571,203
Recreational Centers – 1.6%
127,008	ClubCorp Holdings, Inc.*	1,947,033
REIT – Apartments – 4.7%
11,991	AvalonBay Communities, Inc.	1,523,936
71,070	Education Realty Trust, Inc.	646,737
18,669	Mid-America Apartment Communities, Inc.	1,166,813
41,456	Post Properties, Inc.	1,866,349
26,557	UDR, Inc.	629,401
		5,833,236
REIT – Diversified – 15.2%
51,743	American Assets Trust, Inc.	1,578,679
29,749	American Tower Corp.	2,205,293
541,713	Astro Japan Property Group	1,743,126
354,807	Charter Hall Group	1,221,122
948,464	Cromwell Property Group	862,513
22,135	Digital Realty Trust, Inc.**	1,175,369
56,368	DuPont Fabros Technology, Inc.	1,452,603
194,432	Fibra Uno Administracion S.A. de C.V.	538,702
64,674	Land Securities Group PLC	962,081
175,666	Lexington Realty Trust	1,972,729
535,000	Mapletree Greater China Commercial Trust*	381,777
31,000	Morguard Real Estate Investment Trust	492,436
72	Mori Hills REIT Investment Corp.	497,436
24,860	Shaftesbury PLC	237,421
79,126	STAG Industrial, Inc.	1,592,015
4,404	Unibail-Rodamco S.E.	1,092,570
11,091	Vornado Realty Trust	932,310
4,943	Winthrop Realty Trust	55,115
		18,993,297
REIT – Health Care – 1.9%
30,673	HCP, Inc.	1,256,059
18,391	Heath Care REIT, Inc.	1,147,231
		2,403,290
REIT – Hotels – 6.1%
1,874,000	Ascott Residence Trust	1,882,666
202,196	Chatham Lodging Trust	3,611,221
548,766	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	895,657
40,785	Pebblebrook Hotel Trust	1,170,937
		7,560,481
REIT – Mortgage – 5.2%
27,527	American Capital Agency Corp.	621,284
87,286	Colony Financial, Inc.	1,743,974
128,188	CYS Investments, Inc.	1,042,169
125,509	NorthStar Realty Finance Corp.	1,164,724
78,587	Starwood Property Trust, Inc.	1,883,730
		6,455,881
REIT – Multi-Housing – 0.7%
27,070	Equity Lifestyle Properties, Inc.	924,982
REIT – Office Property – 4.0%
29,928	Alexandria Real Estate Equities, Inc.	1,910,903
17,431	Boston Properties, Inc.	1,863,374
139,934	Great Portland Estates PLC	1,220,894
		4,995,171

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Alternative Fund | 11

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

REIT – Regional Malls – 4.0%
19,784	Macerich Co.	$1,116,609
20,342	Simon Property Group, Inc.**	3,015,295
25,562	Tanger Factory Outlet Centers	834,599
		4,966,503
REIT – Shopping Centers – 4.1%
43,577	Acadia Realty Trust	1,075,480
207,464	Kite Realty Group Trust	1,230,262
60,579	Ramco-Gershenson Properties Trust	933,522
187,179	Westfield Group	1,922,139
		5,161,403
REIT – Warehouse and Industrial – 5.4%
1,740,600	AIMS AMP Capital Industrial REIT	2,081,726
238	Nippon Prologis REIT, Inc.	2,375,641
33,394	Prologis, Inc.	1,256,282
53,390	Terreno Realty Corp.	948,206
		6,661,855
Resorts and Theme Parks – 0.8%
14,969	Vail Resorts, Inc.	1,038,549
Retirement and Aged Care – 0.9%
55,792	Capital Senior Living Corp.*	1,180,001

Total Common Stock (cost $105,345,297)		116,688,621

Preferred Stock – 0.2%
REIT – Regional Malls – 0.2%
10,200	CBL & Associates Properties, Inc., 7.3750% (cost $207,060)	254,796

Money Market – 7.6%
9,412,029	Janus Cash Liquidity Fund LLC, 0%£ (cost $9,412,029)	9,412,029

Total Investments (total cost $114,964,386) – 101.4%		126,355,446

Liabilities, net of Cash, Receivables and Other Assets– (1.4)%		(1,777,572)

Net Assets – 100%		$124,577,874

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$7,655,207	6.1%
Austria	2,752,238	2.2%
Brazil	4,474,779	3.5%
Canada	6,298,692	5.0%
France	1,092,570	0.9%
Germany	97,868	0.1%
Hong Kong	7,303,666	5.8%
India	555,813	0.4%
Israel	882,646	0.7%
Japan	7,847,304	6.2%
Mexico	2,433,600	1.9%
Singapore	9,599,562	7.6%
United Kingdom	6,681,546	5.3%
United States††	68,679,955	54.3%

Total	$126,355,446	100.0%

††	Includes Cash Equivalents of 7.4%.

Schedule of Written Options – Puts	Value

Digital Realty Trust, Inc. expires October 2013 7 contracts exercise price $45.00	$(18)
Simon Property Group, Inc. expires October 2013 125 contracts exercise price $135.00	(2,929)

Total Written Options – Puts (premiums received $26,053)	$(2,947)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | SEPTEMBER 30, 2013

Notes to Schedule of Investments and Other Information

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2013, is noted below.

Fund	Aggregate Value

Janus Global Real Estate Fund	$3,009,390

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Real Estate Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$1,310,000	$1,308,268	1.1%

The Fund has registration rights for certain restricted securities held as of September 30, 2013. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended September 30, 2013. Except for the value at year end, all other information in the table is for the year ended September 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/13

Janus Global Real Estate Fund
Janus Cash Liquidity Fund LLC	74,754,754	$74,754,754	(75,299,680)	$(75,299,680)	$–	$16,764	$9,412,029

Janus Alternative Fund | 13

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Real Estate Management/Services	$17,764,546	$–	$1,308,268
All Other	97,615,807	–	–

Preferred Stock	–	254,796	–

Money Market	–	9,412,029	–

Total Investments in Securities	$115,380,353	$9,666,825	$1,308,268

Other Financial Instruments(a) – Liabilities:
Options written, at value	$–	$2,947	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the year ended September 30, 2013)

Transfers In
					Change in	and/or
	Balance as of			Realized	Unrealized	Out of	Balance as of
	September 30, 2012	Gross Purchases	Gross Sales	Gain/(Loss)	(Depreciation)(a)	Level 3	September 30, 2013

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Real Estate Management/Services	$–	$1,310,000	$–	$–	$(1,732)	$–	$1,308,268

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

14 | SEPTEMBER 30, 2013

Statement of Assets and Liabilities

As of September 30, 2013	Janus Global
(all numbers in thousands except net asset value per share)	Real Estate Fund

Assets:
Investments at cost	$114,964
Unaffiliated investments at value	$116,943
Affiliated investments at value	9,412
Cash	54
Cash denominated in foreign currency(1)	45
Receivables:
Investments sold	587
Fund shares sold	91
Dividends	380
Foreign dividend tax reclaim	3
Non-interested Trustees’ deferred compensation	2
Other assets	2
Total Assets	127,519
Liabilities:
Payables:
Options written, at value(2)	3
Investments purchased	2,338
Fund shares repurchased	350
Dividends	100
Advisory fees	64
Fund administration fees	1
Internal servicing cost	–
Administrative services fees	8
Distribution fees and shareholder servicing fees	8
Administrative, networking and omnibus fees	3
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	63
Total Liabilities	2,941
Net Assets	$124,578

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Alternative Fund | 15

Statement of Assets and Liabilities  (continued)

As of September 30, 2013	Janus Global
(all numbers in thousands except net asset value per share)	Real Estate Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$109,521
Undistributed net investment loss*	(555)
Undistributed net realized gain from investment and foreign currency transactions*	4,197
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,415
Total Net Assets	$124,578
Net Assets - Class A Shares	$13,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,260
Net Asset Value Per Share(3)	$10.46
Maximum Offering Price Per Share(4)	$11.10
Net Assets - Class C Shares	$6,162
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	592
Net Asset Value Per Share(3)	$10.40
Net Assets - Class D Shares	$38,341
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,643
Net Asset Value Per Share	$10.52
Net Assets - Class I Shares	$45,983
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,374
Net Asset Value Per Share	$10.51
Net Assets - Class S Shares	$1,317
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126
Net Asset Value Per Share	$10.47
Net Assets - Class T Shares	$19,597
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,863
Net Asset Value Per Share	$10.52

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of $44,505.
(2)	Includes premiums of $26,053 on written options.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

16 | SEPTEMBER 30, 2013

Statement of Operations

For the year ended September 30, 2013	Janus Global
(all numbers in thousands)	Real Estate Fund

Investment Income:
Interest	$–
Dividends	3,635
Dividends from affiliates	17
Other Income	2
Foreign tax withheld	(118)
Total Investment Income	3,536
Expenses:
Advisory fees	832
Internal servicing expense - Class A Shares	1
Internal servicing expense - Class C Shares	1
Internal servicing expense - Class I Shares	2
Shareholder reports expense	53
Transfer agent fees and expenses	17
Registration fees	106
Custodian fees	16
Professional fees	40
Non-interested Trustees’ fees and expenses	4
Fund administration fees	12
Administrative services fees - Class D Shares	54
Administrative services fees - Class S Shares	3
Administrative services fees - Class T Shares	52
Distribution fees and shareholder servicing fees - Class A Shares	30
Distribution fees and shareholder servicing fees - Class C Shares	54
Distribution fees and shareholder servicing fees - Class S Shares	3
Administrative, networking and omnibus fees - Class A Shares	15
Administrative, networking and omnibus fees - Class C Shares	5
Administrative, networking and omnibus fees - Class I Shares	27
Other expenses	25
Total Expenses	1,352
Expense and Fee Offset	–
Less: Excess Expense Reimbursement	(1)
Net Expenses after Waivers and Expense Offsets	1,351
Net Investment Income	2,185
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	5,159
Net realized gain from written options contracts	83
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,107
Change in unrealized net appreciation/(depreciation) of written option contracts	23
Net Gain on Investments	7,372
Net Increase in Net Assets Resulting from Operations	$9,557

See Notes to Financial Statements.

Janus Alternative Fund | 17

Statements of Changes in Net Assets

	Janus Global
For the years ended September 30	Real Estate Fund
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$2,185	$1,241
Net realized gain from investment and foreign currency transactions	5,242	283
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,130	16,978
Net Increase in Net Assets Resulting from Operations	9,557	18,502
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(337)	(111)
Class C Shares	(106)	(37)
Class D Shares	(1,399)	(321)
Class I Shares	(1,489)	(562)
Class S Shares	(30)	(7)
Class T Shares	(608)	(55)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions	(3,969)	(1,093)
Capital Share Transactions:
Shares Sold
Class A Shares	8,987	5,215
Class C Shares	3,022	810
Class D Shares	30,232	16,696
Class I Shares	25,019	8,671
Class S Shares	895	520
Class T Shares	23,756	6,727
Redemption Fees
Class D Shares	N/A	1
Class I Shares	N/A	1
Reinvested Dividends and Distributions
Class A Shares	323	105
Class C Shares	75	29
Class D Shares	1,384	318
Class I Shares	1,305	516
Class S Shares	30	7
Class T Shares	605	54
Shares Repurchased
Class A Shares	(6,749)	(3,702)
Class C Shares	(948)	(1,474)
Class D Shares	(26,804)	(5,600)
Class I Shares	(16,555)	(8,098)
Class S Shares	(302)	(374)
Class T Shares	(14,887)	(1,937)
Net Increase from Capital Share Transactions	29,388	18,485
Net Increase in Net Assets	34,976	35,894
Net Assets:
Beginning of period	89,602	53,708
End of period	$124,578	$89,602

Undistributed Net Investment Income/(Loss)*	$(555)	$680

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

18 | SEPTEMBER 30, 2013

Financial Highlights

Class A Shares

For a share outstanding during each year or period ended	Janus Global Real Estate Fund
September 30 and the year ended July 31, 2009	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.91	$7.60	$9.09	$7.49	$6.50	$8.65
Income from Investment Operations:
Net investment income	0.25	0.15	0.21	0.16	0.03	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.64	2.31	(1.50)	1.58	0.96	(2.00)
Total from Investment Operations	0.89	2.46	(1.29)	1.74	0.99	(1.88)
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.15)	(0.20)	(0.14)	–	(0.27)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.34)	(0.15)	(0.20)	(0.14)	–	(0.27)
Net Asset Value, End of Period	$10.46	$9.91	$7.60	$9.09	$7.49	$6.50
Total Return**	9.04%	32.82%	(14.60)%	23.57%	15.23%	(20.87)%
Net Assets, End of Period (in thousands)	$13,178	$10,195	$6,625	$6,197	$1,716	$701
Average Net Assets for the Period (in thousands)	$11,812	$7,615	$8,323	$3,136	$1,218	$423
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%	1.54%	1.48%	2.04%	3.14%	6.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.52%	1.47%	1.57%	1.63%	1.39%
Ratio of Net Investment Income to Average Net Assets***	1.61%	1.62%	2.28%	1.82%	2.30%	2.22%
Portfolio Turnover Rate	32%	29%	68%	14%	3%	78%

Class C Shares

For a share outstanding during each year or period ended	Janus Global Real Estate Fund
September 30 and the year ended July 31, 2009	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.85	$7.56	$9.06	$7.52	$6.53	$8.61
Income from Investment Operations:
Net investment income	0.18	0.08	0.17	0.10	0.02	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.61	2.30	(1.52)	1.58	0.97	(2.01)
Total from Investment Operations	0.79	2.38	(1.35)	1.68	0.99	(1.87)
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.09)	(0.15)	(0.14)	–	(0.21)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.24)	(0.09)	(0.15)	(0.14)	–	(0.21)
Net Asset Value, End of Period	$10.40	$9.85	$7.56	$9.06	$7.52	$6.53
Total Return**	8.11%	31.81%	(15.18)%	22.72%	15.16%	(21.06)%
Net Assets, End of Period (in thousands)	$6,162	$3,825	$3,531	$1,252	$469	$405
Average Net Assets for the Period (in thousands)	$5,387	$3,482	$3,237	$844	$443	$309
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.00%	2.37%	2.18%	2.78%	3.48%	6.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.00%	2.28%	2.18%	2.32%	2.36%	1.34%(3)
Ratio of Net Investment Income to Average Net Assets***	0.90%	0.89%	1.36%	1.04%	1.52%	2.47%
Portfolio Turnover Rate	32%	29%	68%	14%	3%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Alternative Fund | 19

Financial Highlights  (continued)

Class D Shares

	Janus Global Real Estate Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.99	$7.66	$9.15	$7.64
Income from Investment Operations:
Net investment income	0.25	0.16	0.22	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.65	2.34	(1.51)	1.45
Total from Investment Operations	0.90	2.50	(1.29)	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.37)	(0.17)	(0.21)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(2)	0.01	0.01
Total Distributions and Other	(0.37)	(0.17)	(0.20)	0.01
Net Asset Value, End of Period	$10.52	$9.99	$7.66	$9.15
Total Return**	9.11%	33.21%	(14.41)%	19.76%
Net Assets, End of Period (in thousands)	$38,341	$31,503	$15,105	$11,388
Average Net Assets for the Period (in thousands)	$44,646	$19,495	$17,244	$4,756
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	1.34%	1.34%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.05%	1.34%	1.34%	1.43%
Ratio of Net Investment Income to Average Net Assets***	1.79%	1.87%	2.34%	2.21%
Portfolio Turnover Rate	32%	29%	68%	14%

Class I Shares

For a share outstanding during each year or period ended	Janus Global Real Estate Fund
September 30 and the year ended July 31, 2009	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$9.98	$7.66	$9.14	$7.51	$6.52	$8.66
Income from Investment Operations:
Net investment income	0.23	0.19	0.24	0.16	0.03	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.68	2.31	(1.51)	1.61	0.96	(2.04)
Total from Investment Operations	0.91	2.50	(1.27)	1.77	0.99	(1.87)
Less Distributions and Other:
Dividends (from net investment income)*	(0.38)	(0.18)	(0.21)	(0.14)	–	(0.27)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.38)	(0.18)	(0.21)	(0.14)	–	(0.27)
Net Asset Value, End of Period	$10.51	$9.98	$7.66	$9.14	$7.51	$6.52
Total Return**	9.27%	33.26%	(14.29)%	23.97%	15.18%	(20.73)%
Net Assets, End of Period (in thousands)	$45,983	$34,134	$24,921	$23,199	$12,406	$9,784
Average Net Assets for the Period (in thousands)	$39,107	$30,270	$31,267	$17,714	$11,312	$4,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	1.17%	1.20%	1.74%	2.56%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	1.17%	1.20%	1.32%	1.39%	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.96%	2.05%	2.47%	2.02%	2.51%	1.98%
Portfolio Turnover Rate	32%	29%	68%	14%	3%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.

See Notes to Financial Statements.

20 | SEPTEMBER 30, 2013

Class S Shares

For a share outstanding during each year or period ended	Janus Global Real Estate Fund
September 30 and the year ended July 31, 2009	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.93	$7.62	$9.08	$7.50	$6.51	$8.63
Income from Investment Operations:
Net investment income	0.23	0.14	0.21	0.12	0.02	0.15
Net gain/(loss) on investments (both realized and unrealized)	0.64	2.32	(1.52)	1.60	0.97	(2.02)
Total from Investment Operations	0.87	2.46	(1.31)	1.72	0.99	(1.87)
Less Distributions and Other:
Dividends (from net investment income)*	(0.33)	(0.15)	(0.15)	(0.14)	–	(0.25)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	–(3)	–	–	–	–
Total Distributions and Other	(0.33)	(0.15)	(0.15)	(0.14)	–	(0.25)
Net Asset Value, End of Period	$10.47	$9.93	$7.62	$9.08	$7.50	$6.51
Total Return**	8.89%	32.69%	(14.67)%	23.32%	15.21%	(20.84)%
Net Assets, End of Period (in thousands)	$1,317	$654	$346	$543	$409	$354
Average Net Assets for the Period (in thousands)	$1,061	$589	$539	$477	$389	$299
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.40%	1.57%	1.62%	2.19%	2.96%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.38%	1.54%	1.62%	1.82%	1.86%	1.29%(4)
Ratio of Net Investment Income to Average Net Assets***	1.58%	1.53%	2.22%	1.49%	2.02%	2.51%
Portfolio Turnover Rate	32%	29%	68%	14%	3%	78%

Class T Shares

For a share outstanding during each year or period ended	Janus Global Real Estate Fund
September 30 and the year ended July 31, 2009	2013	2012	2011	2010	2009(1)	2009(5)

Net Asset Value, Beginning of Period	$9.99	$7.64	$9.12	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income	0.25	0.12	0.27	0.15	0.03	–
Net gain/(loss) on investments (both realized and unrealized)	0.65	2.37	(1.56)	1.61	0.96	0.71
Total from Investment Operations	0.90	2.49	(1.29)	1.76	0.99	0.71
Less Distributions and Other:
Dividends (from net investment income)*	(0.37)	(0.14)	(0.21)	(0.14)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	–(3)	0.02	–(3)	–	–
Total Distributions and Other	(0.37)	(0.14)	(0.19)	(0.14)	–	–
Net Asset Value, End of Period	$10.52	$9.99	$7.64	$9.12	$7.50	$6.51
Total Return**	9.15%	33.08%	(14.33)%	23.86%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$19,597	$9,291	$3,180	$2,801	$1	$1
Average Net Assets for the Period (in thousands)	$20,814	$5,114	$6,456	$528	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	1.31%	1.34%	2.22%	2.54%	6.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.30%	1.34%	1.58%	1.61%	1.54%
Ratio of Net Investment Income to Average Net Assets***	1.76%	1.81%	2.14%	2.39%	2.25%	0.79%
Portfolio Turnover Rate	32%	29%	68%	14%	3%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.76% without the waiver of these fees and expenses.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Alternative Fund | 21

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Fund’s Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are

22 | SEPTEMBER 30, 2013

not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Fund uses a systematic fair valuation model provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Effective July 1, 2013, dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. Prior to July 1, 2013, the Fund declared and distributed dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is

Janus Alternative Fund | 23

Notes to Financial Statements (continued)

reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2013 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative

24 | SEPTEMBER 30, 2013

unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy include, but are not limited to:

•	Liquidity – changes to the liquidity market can have an impact on venture capital investments if additional cash is needed

•	Market conditions – market conditions may impact revenues, potential customers, the ability to raise cash, and the business climate

•	Company specific news – product development progress, staff changes, etc. may indicate progress or setbacks in development of the company

•	Portfolio manager/analyst commentary – valuation/net present value models, conference feedback, conversations with management, and market overviews add data to be used in fair value reviews

•	Other – grey market trading activity and sector performance can provide fair value price indications

In general, any significant changes in any of those inputs in isolation could result in a significantly lower or higher fair value measurement.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Pricing Committee to determine the fair value of certain, material Level 3 investments for the Fund. The table does not include Level 3 investments with values derived utilizing prices from prior transaction or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

				Range of
	Fair Value at	Valuation	Unobservable	Unobservable	Unobservable	Impact to Valuation from
Asset	September 30, 2013	Technique(s)	Input(s)	Inputs	Input Used	an Increase in Input**

Common Stock
Real Estate	$1,308,268	N/A	Cost	N/A	$1.0000	N/A
Management/Services			Unrealized gain on partnership investments	N/A	$0.0576	Increase
			Liquidity discount	5% - 10%	$(0.0524)	Decrease

**	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The

Janus Alternative Fund | 25

Notes to Financial Statements (continued)

use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying

26 | SEPTEMBER 30, 2013

the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the year ended September 30, 2013 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2012	–	$–
Options written	1,142	109,788
Options closed	(355)	(28,045)
Options expired	(655)	(55,690)
Options exercised	–	–

Options outstanding at September 30, 2013	132	$26,053

The following table, grouped by derivative type, provide information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2013.

Fair Value of Derivative Instruments as of September 30, 2013

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Global Real Estate Fund
Equity Contracts	Options written, at value	$2,947

Total		$2,947

Janus Alternative Fund | 27

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Written options contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$82,670	$82,670

Total	$82,670	$82,670

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Written options contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$23,106	$23,106

Total	$23,106	$23,106

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other

28 | SEPTEMBER 30, 2013

weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Alternative Fund | 29

Notes to Financial Statements (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fee (%)
Fund	(annual rate)

Janus Global Real Estate Fund	0.75

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began December 2008 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. For the Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the FTSE EPRA/NAREIT Developed Index (for periods prior to July 1, 2010) and the FTSE EPRA/NAREIT Global Index (for periods commencing July 1, 2010). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, is used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative

30 | SEPTEMBER 30, 2013

investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the year ended September 30, 2013, the Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$(88,798)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments

Janus Alternative Fund | 31

Notes to Financial Statements (continued)

to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2014. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

New Expense
	Limit (%)	Previous Expense
	(February 1, 2013	Limit (%)
Fund	to present)	(until February 1, 2013)

Janus Global Real Estate Fund	0.97	1.25

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of September 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $258,078 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2013.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $497,544 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2013. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2013, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Real Estate Fund	$10,150

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended September 30, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Real Estate Fund	$1,001

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or

32 | SEPTEMBER 30, 2013

nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended September 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Global Real Estate Fund	$1,692,212	$4,209,686	$–	$–	$–	$21,220	$9,133,916

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Real Estate Fund	$117,221,530	$14,019,628	$(4,885,712)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended September 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Real Estate Fund	$3,968,705	$–	$–	$–

For the year ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Real Estate Fund	$1,093,366	$–	$–	$–

Janus Alternative Fund | 33

Notes to Financial Statements (continued)

6.	Capital Share Transactions

	Janus Global Real
For the years ended September 30	Estate Fund
(all numbers in thousands)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	851	576
Reinvested dividends and distributions	32	13
Shares repurchased	(651)	(433)
Net Increase/(Decrease) in Fund Shares	232	156
Shares Outstanding, Beginning of Period	1,028	872
Shares Outstanding, End of Period	1,260	1,028
Transactions in Fund Shares – Class C Shares:
Shares sold	288	90
Reinvested dividends and distributions	7	3
Shares repurchased	(91)	(172)
Net Increase/(Decrease) in Fund Shares	204	(79)
Shares Outstanding, Beginning of Period	388	467
Shares Outstanding, End of Period	592	388
Transactions in Fund Shares – Class D Shares:
Shares sold	2,892	1,778
Reinvested dividends and distributions	135	40
Shares repurchased	(2,539)	(634)
Net Increase/(Decrease) in Fund Shares	488	1,184
Shares Outstanding, Beginning of Period	3,155	1,971
Shares Outstanding, End of Period	3,643	3,155
Transactions in Fund Shares – Class I Shares:
Shares sold	2,383	1,012
Reinvested dividends and distributions	127	64
Shares repurchased	(1,556)	(911)
Net Increase/(Decrease) in Fund Shares	954	165
Shares Outstanding, Beginning of Period	3,420	3,255
Shares Outstanding, End of Period	4,374	3,420
Transactions in Fund Shares – Class S Shares:
Shares sold	86	58
Reinvested dividends and distributions	3	1
Shares repurchased	(29)	(38)
Net Increase/(Decrease) in Fund Shares	60	21
Shares Outstanding, Beginning of Period	66	45
Shares Outstanding, End of Period	126	66
Transactions in Fund Shares – Class T Shares:
Shares sold	2,281	724
Reinvested dividends and distributions	59	7
Shares repurchased	(1,407)	(217)
Net Increase/(Decrease) in Fund Shares	933	514
Shares Outstanding, Beginning of Period	930	416
Shares Outstanding, End of Period	1,863	930

34 | SEPTEMBER 30, 2013

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Real Estate Fund	$65,899,474	$34,792,051	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2013 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Alternative Fund | 35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Real Estate Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at September 30, 2013, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 15, 2013

36 | SEPTEMBER 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

Janus Alternative Fund | 37

Additional Information (unaudited) (continued)

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

38 | SEPTEMBER 30, 2013

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

Janus Alternative Fund | 39

Additional Information (unaudited) (continued)

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

40 | SEPTEMBER 30, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and manager’s best judgment at the time this report was compiled, which was September 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

Janus Alternative Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

42 | SEPTEMBER 30, 2013

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Alternative Fund | 43

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2013:

Qualified Dividend Income Percentage

Fund

Janus Global Real Estate Fund	77%

44 | SEPTEMBER 30, 2013

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

46 | SEPTEMBER 30, 2013

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago
Convention & Tourism
					Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company).

Janus Alternative Fund | 47

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48 | SEPTEMBER 30, 2013

Notes

Janus Alternative Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1113-50344	125-02-01400 11-13

ANNUAL REPORT

September 30, 2013

Janus Global & International Funds

Janus Asia Equity Fund
Janus Emerging Markets Fund
Janus Global Life Sciences Fund
Janus Global Research Fund
(formerly named Janus Worldwide Fund)
Janus Global Select Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

We believe a global recovery is underway. U.S. economic data has been showing slow but steady improvement. Japan’s economy also appears to be on the mend, as its prime minister takes bold steps aimed at ending the deflationary cycles that have plagued the country for decades. New economic data shows signs of stabilization in Europe and China. With the exception of emerging markets, most of the major economies around the globe are providing reasons for optimism.

The Federal Reserve chose to leave its quantitative easing program unchanged in September, despite speculation that it would begin to taper the bond-buying program that has helped keep long-term Treasury rates low for the past year and contributed to unprecedented levels of global market liquidity. While fears of tapering have weighed on equity and fixed income markets, we actually would welcome a cut in asset purchases because it’s a necessary first step in returning the economy to a sense of normalcy. Ultimately we think the economy needs to wean itself off such accommodative monetary policy.

Meanwhile, automatic federal budget cuts that began on March 1, known as the sequester – which everyone thought would be a death knell for the U.S. economy – have dramatically improved the fiscal picture. Higher taxes, a modestly growing economy and a deceleration in government spending have shrunk the deficit meaningfully. If these conditions play out for another couple of years, a fiscal deficit in the range of 2% to 3% of GDP might not be too far off.

Headline risk remains, however. We saw this reflected late in Q3 2013 in the debate over potential U.S. military action in Syria and as a dysfunctional Congress allowed the U.S. government to slip into partial shutdown. It remained to be seen, at the time of this writing, how long the shutdown would continue, making it difficult to gauge its economic impact. The situation will become far more severe if the U.S. debt ceiling is not raised and the government defaults on its obligations. We believe that Washington will reach some sort of partial resolution at the 11th hour, as it has done before, that will allow for accelerating economic growth by year end.

U.S. equity markets are up nearly 30% since the November elections. In the long history of equity markets, such periods don’t come around often. After such a strong surge, we haven’t turned bearish on stocks, but our view of equities is certainly more balanced than it was at the beginning of the year. P/E multiples have expanded as stock prices have risen well ahead of earnings growth so far this year. Riskier, more speculative areas of the market such as small-capitalization stock indices sat at all-time highs in Q2 2013, and have climbed even higher since then. Meanwhile, the IPO market has sprung to life. A great number of these companies are coming to market much earlier in their business development than we’ve historically seen, suggesting some frothiness in the market. Stretched valuations for a number of companies tied to hyper-growth industries like cloud computing and social media also suggest investors are hungry for growth. That investors are paying more for less growth, suggests the market thinks growth will be harder to come by going forward: certainly those companies able to grow the fastest have been rewarded with robust valuations.

This doesn’t suggest we are approaching a broad sell-off in equities, in our view. Multiples have expanded, but they are still in line with historical norms. A global economy in the earliest stages of recovery also provides a nice backdrop for equities. But after such a strong climb in 2013, we expect a more normalized return environment going forward.

Meanwhile, as the global economy improves, longer-term U.S. Treasury securities must price in a positive real rate of return, as well as an additional premium associated with the potential for capital loss. At the end of Q3 2013, rates were not there yet, and we expect rising rates to be a key theme for fixed income investors in the fourth quarter and beyond.

There are still opportunities in credit, but they are more muted than they have been over the last four years, in our opinion. We are entering an environment in which shareholder-friendly activity, such as acquisitions and share repurchases, is likely to increase. As credit investors, we remain focused on the downside implications of

Janus Global & International Funds | 1

(unaudited) (continued)

actions that could increase corporate debt and earnings volatility.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | SEPTEMBER 30, 2013

Janus Asia Equity Fund (unaudited)

Fund Snapshot
We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability, at attractive valuations. We believe Asian economies and related equity markets are poised for secular growth. Given the world nature of these markets, equity prices may not at all times fully reflect business fundamentals. As such, fundamental research is the foundation of our Asia investment strategy.
Hiroshi Yoh portfolio manager

Performance

For the 12-month period ended September 30, 2013, Janus Asia Equity Fund’s Class I Shares returned 3.10%, while the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 5.34%.

Market Overview

Asian equities significantly lagged strongly performing global markets during the period, reflecting weakness in emerging markets generally relative to developed markets. Concerns over slowing growth in China and the U.S. Federal Reserve’s (Fed) announcement that it could begin tapering its quantitative easing program in 2013 following signs of a strengthening U.S. economy contributed to the region’s lackluster gains. However, late in the period improving data in China and the Fed’s surprising decision not to reduce its monetary stimulus program in September contributed to a rebound in stock prices. China and Hong Kong were among top contributors to the benchmark’s returns in the period. Both markets benefited from the successful completion of China’s leadership transition in November 2012 and signs of improving Chinese macroeconomic data late in the period. The Philippines was also strong, reflecting its economy, one of the healthiest in the world, in our view. Meanwhile, India and Indonesia were among countries that suffered on U.S. tapering fears, which clipped emerging market currencies, particularly those with current account deficits and fiscal deficits.

Performance Overview

The Fund’s holdings in consumer staples, health care and information technology weighed the most on relative performance. On a country basis, our holdings in India were the primary detractors.

For India and the Fund overall, PC Jeweller was our largest detractor. The stock declined after we participated in its initial public offering (IPO) in December, even though we considered it one of the cheapest consumer stocks in India. The company has performed well fundamentally since our purchase, but jewelry stores generally were negatively impacted by the country’s central bank decision to curb gold imports as a means to improve the country’s current-account deficit. As the second-largest jeweler in India, PC Jeweller has a significant gold inventory and thus far its inventory has not been affected. We favor PC Jeweller for its larger average store sizes and wider product selection than peers. The company also plans to expand its number of stores through funds raised in its IPO. Additionally, we like the company’s exposure to the highly fragmented Indian market, where gold and jewelry consumption is an integral part of household discretionary purchases. We believe the stock is oversold.

Staying in India, Power Finance weighed on performance after the CEO was accused of bribing officials. We sold our position in the power industry lender.

Another detractor, Adani Enterprises, a conglomerate involved in coal mining and power generation, declined due to relative weakness in the Indian equity market and lack of governmental action to address a pricing imbalance on coal prices. Power producers in India have suffered losses for several years due to a tariff on imported coal, which was established when international coal prices were significantly lower than they are today. Imports are needed, because domestic production has not increased enough to meet the country’s power needs. Adani has been able to support its power generation business with profits from its ports, which are among the few that can handle large-scale imports. We believe the government will eventually adjust the tariff to reflect current international coal prices. Long-term, Adani is uniquely positioned to benefit from India’s growing power needs due to its integrated approach involving coal mining, coal logistics and power generation, in our view.

Relative contributors included our holdings in industrials, energy and materials. On a country basis, our holdings in China and Hong Kong and our overweights in both led our contributors.

Janus Global & International Funds | 3

Janus Asia Equity Fund (unaudited)

Within energy and for China and the Fund overall, China Suntien Green Energy was our top individual contributor. As a wind farm operator, the company benefited from the new government’s focus on growing the country’s environmentally friendly energy sector. China Suntien also has a very stable, high-margin natural gas distribution business, which we think can help fund the growth of its wind farms. We also appreciate that the company generates among the highest returns on invested capital within the wind farm industry.

In Hong Kong, Samsonite International and AIA Group were key contributors. One of the largest luggage producers and distributors globally, Samsonite saw growth in the U.S., Asia and Europe. We think the company is successfully leveraging its brand and distribution system to grow in a variety of market segments. The company continues to launch new products and add new segments to address demand. We particularly like the company’s growth prospects in India and China, where luggage sales are expected to grow significantly over the next three years.

AIA, which offers insurance and investment products to individuals and businesses in the Asia-Pacific region, reported better-than-expected financial results during the period. As emerging market consumers grow their wealth, we think AIA is poised to benefit as more of these consumers seek insurance products to preserve that wealth. We also like the potential of management to grow the business in underpenetrated regions.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We are cautiously optimistic for Asia’s outlook based largely on China’s stabilizing growth rate and the Chinese government’s focus on structural reforms, which are addressing environmental and over-capacity issues in certain industries, among others. Economic improvement in the euro zone also bodes well for China’s exports. Additionally, we believe the Fed will take an orderly approach in exiting from its quantitative easing program, which should ease liquidity concerns globally. Central banks in Indonesia and India have also raised interest rates to attract more domestic savings and reduce reliance on foreign capital. Both countries will have elections early in 2014, after which we think their respective governments will be more proactive in addressing structural economic issues.

In terms of sector positioning, we are overweight consumer discretionary, reflecting our bullish view toward consumer spending within Asia, and industrials, taking advantage of improving global growth we anticipate. We remain underweight in telecommunication services, utilities and consumer staples. In terms of countries, we remain overweight in China, given its relatively cheap valuation and stabilizing growth and profitability, in our view. We are also more bullish on South Korea, where we think companies are increasing their global market shares.

Thank you for your investment in Janus Asia Equity Fund.

4 | SEPTEMBER 30, 2013

(unaudited)

Janus Asia Equity Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

China Suntien Green Energy Corp., Ltd.	0.91%
Samsonite International S.A.	0.85%
AIA Group, Ltd.	0.69%
Louis XIII Holdings, Ltd.	0.65%
Fortescue Metals Group, Ltd.	0.56%

5 Bottom Performers – Equity Holdings

Contribution

PC Jeweller, Ltd.	–1.16%
Power Finance Corp., Ltd.	–1.09%
Adani Enterprises, Ltd.	–0.55%
Strides Arcolab, Ltd.	–0.50%
IDFC, Ltd.	–0.49%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Industrials	1.38%	10.81%	8.98%
Energy	0.96%	6.32%	6.81%
Materials	0.68%	8.66%	6.29%
Consumer Discretionary	0.47%	16.63%	9.34%
Telecommunication Services	0.30%	2.71%	6.55%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Consumer Staples	–1.19%	2.83%	5.58%
Health Care	–0.57%	1.74%	1.18%
Information Technology	–0.44%	16.04%	18.37%
Other**	–0.39%	3.49%	0.00%
Financials	–0.27%	28.48%	33.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 5

Janus Asia Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	3.8%
Samsonite International S.A. Consumer Products – Miscellaneous	2.4%
Hyundai Motor Co. Automotive – Cars and Light Trucks	2.2%
Industrial & Commercial Bank of China, Ltd. Commercial Banks	2.2%

14.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 75.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

6 | SEPTEMBER 30, 2013

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013			per the January 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Asia Equity Fund – Class A Shares
NAV	2.88%	–2.26%	4.43%	1.55%
MOP	–3.00%	–4.89%

Janus Asia Equity Fund – Class C Shares
NAV	2.24%	–2.88%	5.45%	2.31%
CDSC	1.24%	–2.88%

Janus Asia Equity Fund – Class D Shares(1)	2.90%	–2.15%	2.76%	1.51%

Janus Asia Equity Fund – Class I Shares	3.10%	–2.01%	3.63%	1.29%

Janus Asia Equity Fund – Class S Shares	2.86%	–2.36%	5.02%	1.79%

Janus Asia Equity Fund – Class T Shares	2.99%	–2.21%	4.34%	1.54%

Morgan Stanley Capital International All Country Asia ex-Japan Index	5.34%	–0.67%

Morningstar Quartile – Class I Shares	3rd	3rd

Morningstar Ranking – based on total return for Pacific/Asia ex-Japan Stock Funds	75/104	63/100

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 7

Janus Asia Equity Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 29, 2011
(1)	Closed to new investors.

8 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$961.30	$7.62	$1,000.00	$1,017.30	$7.84	1.55%

Class C Shares	$1,000.00	$958.10	$11.00	$1,000.00	$1,013.84	$11.31	2.24%

Class D Shares	$1,000.00	$961.50	$6.84	$1,000.00	$1,018.10	$7.03	1.39%

Class I Shares	$1,000.00	$962.50	$5.76	$1,000.00	$1,019.20	$5.92	1.17%

Class S Shares	$1,000.00	$960.30	$8.55	$1,000.00	$1,016.34	$8.80	1.74%

Class T Shares	$1,000.00	$961.30	$7.33	$1,000.00	$1,017.60	$7.54	1.49%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 9

Janus Asia Equity Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 96.4%
Agricultural Operations – 0.5%
155,000	Golden Agri-Resources, Ltd.	$64,264
Airlines – 0.5%
75,900	AirAsia Bhd	59,639
Apparel Manufacturers – 1.1%
302,000	Sitoy Group Holdings, Ltd.	148,747
Automotive – Cars and Light Trucks – 4.6%
1,229	Hyundai Motor Co.	287,077
65,900	SAIC Motor Corp., Ltd.ß	145,643
95,000	Yulon Motor Co., Ltd.	159,051
		591,771
Automotive – Truck Parts and Equipment – Original – 1.3%
647	Hyundai Mobis	172,204
Beverages – Wine and Spirits – 0.6%
180,000	LT Group, Inc.	74,423
Building and Construction Products – Miscellaneous – 1.2%
179,800	Louis XIII Holdings, Ltd.	159,962
Building Products – Cement and Aggregate – 0.9%
71,000	Indocement Tunggal Prakarsa Tbk PT	110,458
Casino Hotels – 1.1%
43,100	Genting Bhd	137,581
Casino Services – 0.5%
280,200	Melco Crown Philippines Resorts Corp.*	70,798
Cellular Telecommunications – 1.3%
112,000	China Unicom Hong Kong, Ltd.	174,736
Circuit Boards – 1.5%
79,600	Zhen Ding Technology Holding, Ltd.	189,267
Coal – 1.2%
52,000	China Shenhua Energy Co., Ltd.	158,232
Commercial Banks – 9.2%
23,000	Bangkok Bank PCL (NVDR)	144,164
483,000	Bank Negara Indonesia Persero Tbk PT	170,114
185,600	China Construction Bank Corp.ß	130,363
252,000	China Construction Bank Corp.	193,979
10,000	DBS Group Holdings, Ltd.	130,920
5,177	ICICI Bank, Ltd.	73,078
410,000	Industrial & Commercial Bank of China, Ltd.	285,996
34,697	Metropolitan Bank & Trust	66,150
		1,194,764
Consumer Products – Miscellaneous – 2.4%
110,100	Samsonite International S.A.	307,344
Distribution/Wholesale – 1.2%
40,664	Adani Enterprises, Ltd.	91,429
46,000	Li & Fung, Ltd.	66,903
		158,332
Diversified Financial Services – 5.0%
348,309	Chinatrust Financial Holding Co., Ltd.	227,368
5,180	Hana Financial Group, Inc.	177,640
113,182	Religare Health Trust	71,743
4,100	Shinhan Financial Group Co., Ltd.	166,549
		643,300
Diversified Minerals – 0.6%
7,559	Iluka Resources, Ltd.	80,796
Diversified Operations – 2.7%
17,000	Hutchison Whampoa, Ltd.	203,631
17,000	Keppel Corp., Ltd.	141,237
		344,868
Electric – Generation – 1.9%
102,000	China Resources Power Holdings Co., Ltd.	242,516
Electric – Integrated – 0.7%
3,240	Korea Electric Power Corp.*	90,607
Electric Products – Miscellaneous – 0.4%
5,587	Havells India, Ltd.	56,749
Electronic Components – Miscellaneous – 0.9%
45,100	Hon Hai Precision Industry Co., Ltd.	115,778
Electronic Components – Semiconductors – 5.8%
5,000	MediaTek, Inc.	61,811
428	Samsung Electronics Co., Ltd.	544,485
5,300	SK Hynix, Inc.	149,202
		755,498
Electronic Measuring Instruments – 0.5%
30,000	Chroma ATE, Inc.	67,578
Electronic Parts Distributors – 0.8%
94,439	WT Microelectronics Co., Ltd.	108,602
Energy – Alternate Sources – 0.5%
216,000	China Suntien Green Energy Corp., Ltd.	65,449
Entertainment Software – 1.3%
14,200	Nexon Co., Ltd.	172,804
Finance – Investment Bankers/Brokers – 1.1%
70,500	CITIC Securities Co., Ltd. – Class Aß	141,530
Food – Canned – 1.0%
79,900	Thai Union Frozen Products PCL	130,313
Food – Confectionary – 0.6%
48,000	Want Want China Holdings, Ltd.	72,906
Food – Meat Products – 1.2%
28,000	San Miguel Pure Foods Co., Inc.	156,031
Food – Retail – 0.6%
270,000	Beijing Jingkelong Co., Ltd.	81,463
Internet Content – Entertainment – 1.0%
734	NCSoft Corp.	130,468
Internet Media – 0.1%
2,100	Forgame Holdings, Ltd.	13,809
Investment Companies – 0.9%
219,500	Langham Hospitality Investments, Ltd.	110,943
Life and Health Insurance – 3.1%
56,200	AIA Group, Ltd.	264,127
1,454	Samsung Life Insurance Co., Ltd.	141,402
		405,529
Machinery – General Industrial – 1.1%
410,000	Shanghai Electric Group Co., Ltd.	145,906
Medical – Drugs – 1.7%
16,000	Strides Arcolab, Ltd.	219,949
Medical – Wholesale Drug Distributors – 0.5%
23,600	Sinopharm Group Co., Ltd.	59,215
Metal – Copper – 0.7%
8,632,000	CST Mining Group, Ltd.*	92,378

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares		Value

Metal – Diversified – 0.9%
54,565	Hindustan Zinc, Ltd.	$116,408
Multi-Line Insurance – 1.1%
23,800	Ping An Insurance Group Co. of China, Ltd.ß	138,788
Oil Companies – Exploration and Production – 1.5%
78,000	CNOOC, Ltd.	158,702
3,587	Niko Resources, Ltd. (144A),*	13,165
6,917	Niko Resources, Ltd.*	25,387
		197,254
Oil Companies – Integrated – 0.6%
94,400	China Petroleum & Chemical Corp.	73,882
Oil Refining and Marketing – 0.9%
8,629	Reliance Industries, Ltd.	113,362
Petrochemicals – 1.4%
634	LG Chem, Ltd.	181,429
Real Estate Management/Services – 0.4%
314,600	Siam Future Development PCL	58,352
Real Estate Operating/Development – 8.7%
410,000	Central China Real Estate, Ltd.	130,575
2,500,000	Century Properties Group, Inc.	88,435
9,000	Cheung Kong Holdings, Ltd.	137,048
3,020,000	CSI Properties, Ltd.	116,817
37,919	DLF, Ltd.	77,564
480,000	Evergrande Real Estate Group, Ltd.	200,524
144,000	IJM Land Bhd	118,895
247,500	Shun Tak Holdings, Ltd.	138,817
9,000	Sun Hung Kai Properties, Ltd.	122,426
		1,131,101
REIT – Office Property – 0%
1,360	Keppel REIT	1,334
REIT – Warehouse and Industrial – 1.0%
108,000	AIMS AMP Capital Industrial REIT	129,166
Retail – Automobile – 1.4%
195,500	Baoxin Auto Group, Ltd.	181,996
Retail – Jewelry – 3.1%
114,000	Chow Tai Fook Jewellery Group, Ltd.	163,157
162,257	PC Jeweller, Ltd.	243,256
		406,413
Retail – Major Department Stores – 2.0%
755	Hyundai Department Store Co., Ltd.	113,122
71,000	Lifestyle International Holdings, Ltd.	151,050
		264,172
Semiconductor Components/Integrated Circuits – 3.8%
146,000	Taiwan Semiconductor Manufacturing Co., Ltd.**	496,280
Steel – Producers – 2.1%
80,000	Baoshan Iron & Steel Co., Ltd. – Class Aß	54,884
712	POSCO	211,702
		266,586
Telecommunication Services – 0.9%
236,000	China Telecom Corp., Ltd.	117,457
Tobacco – 0.5%
12,724	ITC, Ltd.	69,189
Transportation – Marine – 1.2%
150,000	China Shipping Development Co., Ltd.	79,103
108,411	First Steamship Co., Ltd.	76,635
		155,738
Transportation – Railroad – 1.1%
119,500	Daqin Railway Co., Ltd. – Class Aß	142,104

Total Common Stock (cost $12,928,581)		12,518,518

Fully Funded Total Return Swaps – 2.1%
6,300	Baoshan Iron & Steel Co., Ltd. Counterparty – Goldman Sachs International Maturity date – 7/31/14	4,322
14,600	China Construction Bank Corp. Counterparty – Goldman Sachs International Maturity date – 7/31/14	10,255
5,500	CITIC Securities Co., Ltd. Counterparty – Goldman Sachs International Maturity date – 7/31/14	11,041
9,400	Daqin Railway Co., Ltd. Counterparty – Goldman Sachs International Maturity date – 7/31/14	11,178
51,100	Daqin Railway Co., Ltd. Counterparty – Goldman Sachs International Maturity date – 7/31/14	60,766
1,900	Ping An Insurance Group Co. of China, Ltd. Counterparty – Goldman Sachs International Maturity date – 7/31/14	11,080
5,200	SAIC Motor Corp., Ltd. Counterparty – Goldman Sachs International Maturity date – 7/31/14	11,492
30,100	SAIC Motor Corp., Ltd. Counterparty – Goldman Sachs International Maturity date – 7/31/14	66,523
38,300	SAIC Motor Corp., Ltd. Counterparty – Goldman Sachs International Maturity date – 7/31/14	84,645

Total Fully Funded Total Return Swaps (cost $255,270)		271,302

Money Market – 1.9%
246,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $246,000)	246,000

Total Investments (total cost $13,429,851) – 100.4%		13,035,820

Liabilities, net of Cash, Receivables and Other Assets– (0.4)%		(51,371)

Net Assets – 100%		$12,984,449

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 11

Janus Asia Equity Fund

Schedule of Investments

As of September 30, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$80,796	0.6%
Canada	38,552	0.3%
China	3,461,060	26.6%
Hong Kong	2,183,350	16.7%
India	1,060,984	8.1%
Indonesia	280,572	2.2%
Japan	172,804	1.3%
Malaysia	316,115	2.4%
Philippines	455,837	3.5%
Singapore	538,664	4.1%
South Korea	2,365,887	18.2%
Taiwan	1,502,370	11.5%
Thailand	332,829	2.6%
United States††	246,000	1.9%

Total	$13,035,820	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | SEPTEMBER 30, 2013

Janus Emerging Markets Fund (unaudited)

Fund Snapshot
We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability, at attractive valuations. We believe emerging economies and related equity markets are poised for secular growth. Given the world nature of these markets, equity prices may not at all times fully reflect business fundamentals. As such, fundamental research is the foundation of our investment strategy in emerging markets.
Hiroshi Yoh lead co-portfolio manager	Wahid Chammas co-portfolio manager	Matt Hochstetler co-portfolio manager

Performance

Janus Emerging Markets Fund’s Class I Shares returned 3.78% for the 12-month period ended September 30, 2013. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 0.98%.

Market Overview

Emerging market equities significantly lagged developed markets during the period. Concerns over slowing growth in China and the U.S. Federal Reserve’s (Fed) announcement that it could begin tapering its quantitative easing program in 2013 following signs of a strengthening U.S. economy contributed to emerging markets’ lackluster gains. However, late in the period, improving data in China and the Fed’s surprising decision not to reduce its monetary stimulus program in September contributed to a rebound in stock prices. China was the most significant contributor to the benchmark’s returns in the period, benefiting from the successful completion of its leadership transition in November 2012 and signs of improving Chinese macroeconomic data late in the period. The Philippines was also strong, reflecting its economy, one of the healthiest in the world, in our view. Meanwhile, India, Brazil and Indonesia were among countries that suffered on U.S. tapering fears, which clipped emerging market currencies, particularly those with current account deficits and fiscal deficits.

Performance Overview

The Fund’s holdings in financials, materials and information technology were the top relative contributors during the period. On a country basis, our holdings in Hong Kong, which include many businesses focused on capitalizing on growth in China, were our main contributors.

Within materials and for the Fund overall, LG Chem was our top contributor. The South Korean company produces petrochemicals, plastic resins and engineering plastics as well as industrial and electronic materials. LG’s products include lithium batteries for General Motors’ plug-in hybrid Chevy Volt. Its petrochemicals business stabilized from margin pressures earlier in the year, while the company’s information technology business demonstrated good profitability. We appreciate the company’s diversified businesses as well as its innovative culture driven by a strong management team.

Linx, a provider of cloud and on-premise retail software in Brazil, was also a key contributor. The stock surged after its initial public offering (IPO) in February. We think the company’s steady earnings were attractive to investors during the country’s economic downturn. Additionally, the company is unlikely to be impacted by government interference as have many others in Brazil. We appreciate Linx’s high renewal rates from customers, demonstrating its strong client relationships, and its high free cash flow generation profile. We also believe Linx has significant growth opportunities, given that it provides retailers with a cost efficient means of improving their cash flow cycles.

Another top contributor, Hong Kong-based Shun Tak Holdings, a conglomerate with interests in casinos and real estate, benefited from growth in Macau, China. Shun Tak has business segments involving ferries and airports as well, but it is best known for operating the largest real estate business in Macau. Shun Tak is planning a luxury residential project called Harbourmile in Macau, which if approved by the government could be a significant catalyst for the stock, in our view. Additionally, the company owns a 10% stake in SJM Holdings, one of the largest gaming operations in Macau. Shun Tak’s property launches in Macau were well received and a government-allowed fare hike on its ferries helped reverse losses in its transportation segment.

Our energy holdings, led lower by Brazilian integrated energy giant Petroleo Brasileiro (Petrobras), weighed the most on relative performance. The weaker Brazilian real currency hurt Petrobras by increasing losses in its refining division and raising the burden of its U.S. dollar-denominated debt. Furthermore, peaceful protests across the country left investors doubtful of further fuel price

Janus Global & International Funds | 13

Janus Emerging Markets Fund (unaudited)

increases allowed by the government. We believe the government will eventually allow Petrobras to charge higher prices, so the company can generate necessary funding for its developmental efforts and to better manage its debt. Although we reduced our position and were underweight the company relative to our benchmark at period end, we consider the stock’s valuation to be inexpensive and its growth profile attractive based on its deep reserves.

On a country basis, our holdings and overweight in India were the largest detractors. Within India, PC Jeweller weighed the most. The stock declined after we participated in its initial public offering (IPO) in December, even though we considered it one of the cheapest consumer stocks in India. The company has performed well fundamentally since our purchase, but jewelry stores generally were negatively impacted by the country’s central bank decision to curb gold imports as a means to improve the country’s current-account deficit. As the second-largest jeweler in India, PC Jeweller has a significant gold inventory and thus far its inventory has not been affected. We favor PC Jeweller for its larger average store sizes and wider product selection than peers. The company also plans to expand its number of stores through funds raised in its IPO. Additionally, we like the company’s exposure to the highly fragmented Indian market, where gold and jewelry consumption is an integral part of household discretionary purchases. We believe the stock is oversold.

Another detractor, Adani Enterprises, a conglomerate involved in coal mining and power generation, declined due to relative weakness in the Indian equity market and lack of governmental action to address a pricing imbalance on coal prices. Power producers in India have suffered losses for several years due to a tariff on imported coal, which was established when international coal prices were significantly lower than they are today. Imports are needed, because domestic production has not increased enough to meet the country’s power needs. Adani has been able to support its power generation business with profits from its ports, which are among the few that can handle large-scale imports. We believe the government will eventually adjust the tariff to reflect current international coal prices. Long-term, Adani is uniquely positioned to benefit from India’s growing power needs due to its integrated approach involving coal mining, coal logistics and power generation, in our view.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We think the valuation discount of emerging markets to developed markets should narrow as global growth improves. Emerging markets have traditionally benefited during periods of rising economic growth due to their exports, a key driver of their economic growth. Our expectations for global growth are based in part on China’s stabilizing growth rate and the Chinese government’s focus on structural reforms, which are addressing environmental and over-capacity issues in certain industries, among others. Economic improvement in the euro zone also bodes well for emerging market exports. Additionally, we believe the Fed will take an orderly approach in exiting from its quantitative easing program, which should ease liquidity concerns globally. Central banks in Indonesia, Brazil and India have also raised interest rates to attract more domestic savings and reduce reliance on foreign capital. All three countries will have elections next year after which we think their respective governments will be more proactive in addressing structural economic issues.

On a country basis, our largest weightings at period end were in China and Hong Kong, reflecting our optimistic view on China’s ability to stabilize its growth rate and stabilizing corporate profitability. We are also seeing a few opportunities in frontier markets in the Middle East based on their strong macroeconomic fundamentals. We continue to see strong consumer spending trends in emerging markets; as a result our largest sector overweight was consumer discretionary at period end. In Latin America, we appreciate Mexico’s future growth potential based on the ongoing outsourcing trend from U.S. labor-intensive manufacturing, which is leading to higher employment and incomes in Mexico and in turn should lead to higher consumption.

Thank you for your investment in Janus Emerging Markets Fund.

14 | SEPTEMBER 30, 2013

(unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

LG Chem, Ltd.	0.85%
Linx S.A.	0.82%
Shun Tak Holdings, Ltd.	0.79%
Pharmstandard OJSC (GDR)	0.71%
NMC Health PLC	0.69%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–1.36%
PC Jeweller, Ltd.	–0.86%
Adani Enterprises, Ltd.	–0.51%
LLX Logistica S.A.	–0.49%
Strides Arcolab, Ltd.	–0.44%

5 Top Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	2.44%	29.52%	27.01%
Materials	1.91%	9.15%	10.73%
Information Technology	1.40%	13.80%	14.19%
Health Care	1.05%	4.19%	1.37%
Industrials	0.73%	9.43%	6.40%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–1.68%	8.84%	12.17%
Consumer Discretionary	–0.99%	16.68%	8.03%
Consumer Staples	–0.98%	2.68%	8.97%
Telecommunication Services	0.03%	2.35%	7.69%
Utilities	0.29%	0.06%	3.44%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 15

Janus Emerging Markets Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor Components/Integrated Circuits	4.2%
Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	4.0%
Sberbank of Russia (ADR) Commercial Banks	2.4%
Samsonite International S.A. Consumer Products – Miscellaneous	2.1%
Strides Arcolab, Ltd. Medical – Drugs	1.9%

14.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 75.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

16 | SEPTEMBER 30, 2013

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013			per the January 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	3.34%	–6.42%	2.36%	1.58%
MOP	–2.63%	–8.41%

Janus Emerging Markets Fund – Class C Shares
NAV	2.53%	–7.02%	3.04%	2.26%
CDSC	1.53%	–7.02%

Janus Emerging Markets Fund – Class D Shares(1)	3.56%	–6.30%	2.13%	1.38%

Janus Emerging Markets Fund – Class I Shares	3.78%	–6.19%	1.82%	1.26%

Janus Emerging Markets Fund – Class S Shares	3.55%	–6.43%	2.56%	1.74%

Janus Emerging Markets Fund – Class T Shares	3.73%	–6.29%	2.19%	1.49%

Morgan Stanley Capital International Emerging Markets IndexSM	0.98%	–2.09%

Morningstar Quartile – Class I Shares	2nd	4th

Morningstar Ranking – based on total return for Diversified Emerging Markets Funds	196/616	392/445

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 17

Janus Emerging Markets Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

18 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$971.70	$7.86	$1,000.00	$1,017.10	$8.04	1.59%

Class C Shares	$1,000.00	$970.10	$10.82	$1,000.00	$1,014.09	$11.06	2.19%

Class D Shares	$1,000.00	$974.00	$6.38	$1,000.00	$1,018.60	$6.53	1.29%

Class I Shares	$1,000.00	$974.10	$5.64	$1,000.00	$1,019.35	$5.77	1.14%

Class S Shares	$1,000.00	$971.70	$8.25	$1,000.00	$1,016.70	$8.44	1.67%

Class T Shares	$1,000.00	$972.90	$6.97	$1,000.00	$1,018.00	$7.13	1.41%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 19

Janus Emerging Markets Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Common Stock – 96.4%
Airlines – 0.5%
160,100	AirAsia Bhd	$125,800
Apparel Manufacturers – 1.4%
762,000	Sitoy Group Holdings, Ltd.	375,316
Applications Software – 0.5%
7,310	Linx S.A.	122,889
Automotive – Cars and Light Trucks – 2.4%
570	Hyundai Motor Co.	133,144
120,200	SAIC Motor Corp., Ltd.ß	265,650
146,157	Yulon Motor Co., Ltd.	244,699
		643,493
Automotive – Truck Parts and Equipment – Original – 1.3%
1,339	Hyundai Mobis	356,385
Banking – 0.6%
24,557	BBVA Banco Frances S.A. (ADR)	162,813
Beverages – Wine and Spirits – 0.5%
339,021	LT Group, Inc.	140,172
Building and Construction – Miscellaneous – 0.5%
6,100	Multiplan Empreendimentos Imobiliarios S.A.	145,907
Building and Construction Products – Miscellaneous – 1.8%
528,600	Louis XIII Holdings, Ltd.	470,279
Building Products – Cement and Aggregate – 0.8%
7,037	Cemex S.A.B. de C.V. (ADR)*	78,674
89,500	Indocement Tunggal Prakarsa Tbk PT	139,239
		217,913
Casino Hotels – 0.9%
77,200	Genting Bhd	246,433
Casino Services – 0.5%
543,300	Melco Crown Philippines Resorts Corp.*	137,276
Cellular Telecommunications – 0.6%
1,834	Millicom International Cellular S.A. (SDR)	162,019
Circuit Boards – 1.0%
117,100	Zhen Ding Technology Holding, Ltd.	278,432
Coal – 0.6%
53,500	China Shenhua Energy Co., Ltd.	162,796
Commercial Banks – 15.5%
15,583	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	174,218
25,962	Banco do Brasil S.A. (ADR)	305,054
20,700	Bangkok Bank PCL (NVDR)	129,747
874,000	Bank Negara Indonesia Persero Tbk PT	307,826
57,687	BBVA Banco Continental S.A.	123,770
373,500	China Construction Bank Corp.ß	262,341
18,129	First Gulf Bank PJSC	81,689
90,880	FirstRand, Ltd.	303,531
14,023	Grupo Financiero Santander Mexico S.A.B. de C.V. (ADR)	193,798
11,357	ICICI Bank, Ltd. (ADR)	346,161
519,000	Industrial & Commercial Bank of China, Ltd.	362,029
35,223	Itau Unibanco Holding S.A. (ADR)	497,349
70,798	Metropolitan Bank & Trust	134,977
5,653	OTP Bank PLC	111,960
53,550	Sberbank of Russia (ADR)	645,278
21,776	Turkiye Halk Bankasi A/S	159,579
		4,139,307
Consumer Products – Miscellaneous – 2.1%
202,200	Samsonite International S.A.	564,440
Distribution/Wholesale – 1.2%
82,397	Adani Enterprises, Ltd.	185,262
92,000	Li & Fung, Ltd.	133,806
		319,068
Diversified Financial Services – 2.0%
336,000	Religare Health Trust	212,981
7,672	Shinhan Financial Group Co., Ltd.	311,649
		524,630
Diversified Minerals – 0.6%
13,924	Iluka Resources, Ltd.**	148,830
Diversified Operations – 2.9%
26,128	AVI, Ltd.	155,905
9,755	Imperial Holdings, Ltd.	212,019
76,000	Melco International Development, Ltd.	203,824
20,788	Orascom Development Holding A.G.	202,339
		774,087
Electronic Components – Miscellaneous – 0.5%
53,000	Hon Hai Precision Industry Co., Ltd.	136,058
Electronic Components – Semiconductors – 5.2%
850	Samsung Electronics Co., Ltd.	1,081,336
10,700	SK Hynix, Inc.	301,219
		1,382,555
Electronic Measuring Instruments – 0.8%
100,000	Chroma ATE, Inc.	225,259
Electronic Parts Distributors – 1.1%
249,000	WT Microelectronics Co., Ltd.	286,342
Entertainment Software – 1.3%
28,900	Nexon Co., Ltd.**	351,693
Finance – Investment Bankers/Brokers – 1.1%
143,000	CITIC Securities Co., Ltd. – Class Aß	287,074
Finance – Other Services – 1.1%
34,500	BM&F Bovespa S.A.	192,757
9,275,109	Bolsa de Valores de Colombia	113,384
		306,141
Food – Meat Products – 0.9%
45,450	San Miguel Pure Foods Co., Inc.	253,271
Food – Retail – 1.7%
15,212	Shoprite Holdings, Ltd.	250,849
12,075	X5 Retail Group N.V. (GDR)	199,962
		450,811
Gold Mining – 0.7%
2,475	Randgold Resources, Ltd.	178,320
Hotels and Motels – 1.0%
166,000	Shangri-La Asia, Ltd.	274,822
Internet Content – Entertainment – 1.0%
1,505	NCSoft Corp.	267,512
Internet Media – 0.1%
4,400	Forgame Holdings, Ltd.	28,934
Investment Companies – 0.8%
436,500	Langham Hospitality Investments, Ltd.	220,622
Investment Management and Advisory Services – 0.6%
13,300	Grupo BTG Pactual	165,065

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Life and Health Insurance – 1.6%
4,296	Samsung Life Insurance Co., Ltd.	$417,786
Machinery – General Industrial – 0.7%
514,000	Shanghai Electric Group Co., Ltd.	182,916
Medical – Drugs – 3.7%
214,700	Genomma Lab Internacional S.A.B. de C.V. – Class B*	490,192
36,417	Strides Arcolab, Ltd.	500,617
		990,809
Metal – Diversified – 1.3%
110,984	Hindustan Zinc, Ltd.	236,772
7,736	MMC Norilsk Nickel OJSC (ADR)	111,630
		348,402
Metal – Iron – 1.4%
52,557	London Mining PLC*	99,962
17,093	Vale S.A. (ADR)	266,822
		366,784
Multi-Line Insurance – 1.5%
21,600	BB Seguridade Participacoes S.A.	212,608
33,300	Ping An Insurance Group Co. of China, Ltd.ß	194,186
		406,794
Non-Ferrous Metals – 0.7%
61,568	Grupo Mexico S.A.B. de C.V.	184,038
Oil Companies – Exploration and Production – 2.4%
10,370	Cobalt International Energy, Inc.*	257,798
9,995	Genel Energy PLC*	151,920
10,195	Niko Resources, Ltd.*	37,418
35,145	Ophir Energy PLC*	189,896
		637,032
Oil Companies – Integrated – 2.3%
158,600	China Petroleum & Chemical Corp.	124,129
13,883	Pacific Rubiales Energy Corp.	274,182
13,970	Petroleo Brasileiro S.A. (ADR)**	216,395
		614,706
Pharmacy Services – 0.5%
39,400	Brazil Pharma S.A.	138,695
Real Estate Operating/Development – 6.5%
847,000	Central China Real Estate, Ltd.	269,749
5,920,000	CSI Properties, Ltd.	228,993
75,686	DLF, Ltd.	154,818
94,551	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	127,809
27,932	Etalon Group, Ltd. (GDR)	135,191
779,000	Evergrande Real Estate Group, Ltd.	325,433
866,000	Shun Tak Holdings, Ltd.	485,720
		1,727,713
REIT – Hotels – 0.6%
99,900	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	163,050
Retail – Automobile – 1.6%
471,500	Baoxin Auto Group, Ltd.	438,933
Retail – Jewelry – 2.9%
94,200	Chow Tai Fook Jewellery Group, Ltd.	134,819
17,774	Cie Financiere Richemont S.A.	178,871
317,477	PC Jeweller, Ltd.	475,962
		789,652
Retail – Major Department Stores – 1.3%
117,500	Lifestyle International Holdings, Ltd.	249,978
9,164	SACI Falabella	87,502
		337,480
Schools – 1.4%
61,300	Anhanguera Educacional Participacoes S.A.	366,837
Semiconductor Components/Integrated Circuits – 4.2%
65,540	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)**	1,111,558
Telecommunication Services – 0.7%
3,675	China Telecom Corp., Ltd. (ADR)	181,655
Tobacco – 0.5%
24,423	ITC, Ltd.	132,805
Transportation – Marine – 0.6%
300,000	China Shipping Development Co., Ltd.	158,206
Transportation – Railroad – 2.1%
249,600	Daqin Railway Co., Ltd. – Class Aß	296,813
18,911	Globaltrans Investment PLC (GDR)	274,209
		571,022
Transportation – Truck – 0.6%
230,200	LLX Logistica S.A.*	171,419
Warehousing and Harbor Transport Services – 0.5%
8,273	DP World, Ltd.	133,915
Web Portals/Internet Service Providers – 0.7%
5,206	Mail.ru Group, Ltd. (GDR)	198,869

Total Common Stock (cost $26,838,792)		25,803,840

Corporate Bond – 0.3%
Oil Companies – Exploration and Production – 0.3%
$110,000	Niko Resources, Ltd. (144A) (cost $110,594)	77,969

Preferred Stock – 0.8%
Petrochemicals – 0.8%
1,725	LG Chem, Ltd. (cost $142,490)	224,745

Money Market – 1.0%
265,066	Janus Cash Liquidity Fund LLC, 0%£ (cost $265,066)	265,066

Total Investments (total cost $27,356,942) – 98.5%		26,371,620

Cash, Receivables and Other Assets, net of Liabilities**– 1.5%		391,379

Net Assets – 100%		$26,762,999

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 21

Janus Emerging Markets Fund

Schedule of Investments

As of September 30, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Argentina	$162,813	0.6%
Australia	148,830	0.6%
Brazil	2,801,797	10.6%
Canada	389,569	1.5%
Chile	87,502	0.3%
China	3,540,844	13.4%
Colombia	113,384	0.4%
Hong Kong	3,342,619	12.7%
Hungary	111,960	0.4%
India	2,032,397	7.7%
Indonesia	447,065	1.7%
Japan	351,693	1.3%
Malaysia	372,233	1.4%
Mexico	1,109,752	4.2%
Peru	123,770	0.5%
Philippines	665,696	2.5%
Russia	1,565,139	5.9%
Singapore	212,981	0.8%
South Africa	922,304	3.5%
South Korea	3,093,776	11.7%
Spain	174,218	0.7%
Sweden	162,019	0.6%
Switzerland	381,210	1.5%
Taiwan	2,282,348	8.7%
Thailand	129,747	0.5%
Turkey	439,308	1.7%
United Arab Emirates	215,604	0.8%
United Kingdom	468,178	1.8%
United States††	522,864	2.0%

Total	$26,371,620	100.0%

††	Includes Cash Equivalents of 1.0%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC:
Australian Dollar 10/24/13	154,000	$143,390	$(2,630)
Japanese Yen 10/24/13	31,100,000	316,491	(4,583)

Total		$459,881	$(7,213)

Total Return Swaps outstanding at September 30, 2013

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse International	$184,671	1 month USD LIBOR plus 75 basis points	Moscow Exchange MICEX	8/22/14	$(14,451)
Morgan Stanley & Co. International PLC	288,669	FED Funds Effective plus 100 basis points	Samba Financial Group	1/17/15	1,404

Total					$(13,047)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | SEPTEMBER 30, 2013

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Janus Global Life Sciences Fund’s Class T Shares had outstanding performance, rising 41.24% during the 12-month period ended September 30, 2013. This was more than double the Fund’s primary benchmark, the S&P 500 Index, which returned 19.34%. The Fund also significantly outperformed the MSCI World Health Care Index, the Fund’s secondary benchmark, which rose 26.03% during the period.

Sector Overview

Global health care stocks powered broader indices higher during the period, led by strong returns in biotechnology. We believe the pace of innovation in the biotechnology sector has accelerated, with 39 new drugs or biologics approved in 2012, the most in 16 years. Indeed, six of the seven largest biotechnology companies are in the early stages of major new product launches. Aiding these advances has been a significant reduction in the cost of genetic analysis. For example, the cost of sequencing the human genome (the book of life for all organisms) has declined from greater than $100 million 12 years ago to a few thousand dollars today, a 20,000-fold improvement. As a result, researchers are developing a better understanding of the underlying biology of diseases, improving their ability to target them directly. Strong uptake for many new launches and higher merger and acquisition (M&A) activity fueled further interest in the biotechnology sector, leading to a significant step up in initial public offerings and secondary offerings.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Stocks That Aided Returns

Many of the Fund’s top contributors were concentrated in the biotechnology sector and fit into one of our key themes: investing in companies addressing high unmet medical needs. Examples include two of our top individual contributors, Gilead Sciences and Celgene.

Gilead was again a top contributor, as the market began to further appreciate the significant potential for the company’s recently acquired compound for hepatitis C infection. We believe Gilead’s new regimens have the potential to cure over 90% of treated patients with a well-tolerated, all-oral therapy. Given that hepatitis C affects 170 million people worldwide, we believe this launch could be one of the biggest in the history of the pharmaceutical industry.

Long-term holding Celgene had a breakout year as a number of long running clinical trials came to fruition over a short period of time. These included successful results for Revlimid for newly diagnosed multiple myeloma, Pomalyst for refractory myeloma, Abraxane for pancreatic cancer, and Apremilast, an oral therapy for psoriasis and psoriatic arthritis. Given all of the new launches, Celgene gave long term revenue and earnings guidance that was well ahead of consensus.

In the managed care sector, health insurer Aetna was a top contributor, representing one of our opportunistic

Janus Global & International Funds | 23

Janus Global Life Sciences Fund (unaudited)

investments. We believed the market had become overly concerned about the impact of health care reform on Aetna’s business. Continued strong financial performance and diminishing concerns about health reform (especially health care exchanges which the company expects will impact less than 15% of their business) led to strong share performance.

Stocks That Weighed on Returns

The flipside to investing in innovative companies addressing high unmet medical needs is that sometimes these therapies face setbacks, delays, or other disappointing data. Two of our top detractors fit into this category and also came from the biotechnology sector.

Achillion, our top detractor, faced multiple setbacks for its development stage compounds for hepatitis C infection, including a partial clinical hold for one compound and disappointing efficacy data for another combination therapy. Achillion will now focus on backup hepatitis C compounds in its drug pipeline, which could lead to significant delays.

Another biotechnology holding, Neurocrine Biosciences, faced a setback in the development of a novel compound for Tardive Dyskinesia, a movement disorder caused by the long term use of antipsychotic drugs. While this compound could still be exciting, the mid-stage clinical trial missed the primary endpoint, indicating higher dosing may be required to reach full efficacy.

HeartWare International was another top detractor. We continue to like the potential for the company’s mechanical heart pumps for the treatment of severe heart failure, which could both prolong survival and improve quality of life for this high unmet medical need. However, the company announced delays for a new indication for its lead pump (the HVAD) and for it next generation miniaturized pump (the MVAD), which led to some profit taking after a strong run. Given our belief in a strong long-term outlook, we used the weakness to add to our position.

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. The Fund may also utilize options and futures contracts in an attempt to mitigate risks and enhance the performance of the portfolio.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Looking Ahead

We continue to see many positives in the biotechnology sector, led by the introduction of a multitude of new therapies and an acceleration in scientific understanding from advancing technology platforms. We believe many of the new treatments will have few substitutes, resulting in years of strong pricing power.

An area of market concern has been pharmacy benefit managers (PBMs), which suffered on concerns about large employers moving their employees to private health-insurance exchanges. We believe these concerns have become overdone, and see significant value in the sector. Similarly, we believe managed care companies should be able to adapt well to the new environment with public health care exchanges, with many of the largest insurance carriers primarily waiting out the first few years until the exchanges become more predictable.

We continue to see the pharmaceutical industry as structurally challenged by heavy patent expirations, low research and development productivity, and global pricing pressures, though we have interest in a select few in which we believe the prospects for new therapies are underappreciated.

Thank you for your continued investment in Janus Global Life Sciences Fund.

24 | SEPTEMBER 30, 2013

(unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	3.26%
Celgene Corp.	3.18%
Aetna, Inc.	2.07%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	1.93%
NPS Pharmaceuticals, Inc.	1.87%

5 Bottom Performers – Holdings

Contribution

Achillion Pharmaceuticals, Inc.	–0.75%
HeartWare International, Inc.	–0.43%
Neurocrine Biosciences, Inc.	–0.28%
Ariad Pharmaceuticals, Inc.	–0.28%
Volcano Corp.	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	22.32%	95.19%	12.51%
Information Technology	2.51%	0.00%	18.36%
Energy	0.81%	0.00%	10.84%
Telecommunication Services	0.66%	0.00%	2.91%
Utilities	0.47%	0.00%	3.38%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.59%	0.00%	15.97%
Consumer Discretionary	–1.50%	0.00%	11.73%
Industrials	–0.97%	0.00%	10.14%
Materials	0.08%	0.00%	3.45%
Other**	0.10%	2.58%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 25

Janus Global Life Sciences Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Gilead Sciences, Inc. Medical – Biomedical and Genetic	4.4%
Celgene Corp. Medical – Biomedical and Genetic	3.3%
Aetna, Inc. Medical – HMO	3.1%
Express Scripts Holding Co. Pharmacy Services	3.0%
Roche Holding A.G. Medical – Drugs	2.6%

16.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

26 | SEPTEMBER 30, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	41.11%	15.84%	11.84%	10.48%	1.09%
MOP	32.99%	14.48%	11.18%	10.04%

Janus Global Life Sciences Fund – Class C Shares
NAV	39.97%	15.11%	11.01%	9.67%	1.86%
CDSC	38.97%	15.11%	11.01%	9.67%

Janus Global Life Sciences Fund – Class D Shares(1)	41.36%	15.99%	11.99%	10.65%	0.90%

Janus Global Life Sciences Fund – Class I Shares	41.51%	15.92%	11.96%	10.62%	0.87%

Janus Global Life Sciences Fund – Class S Shares	40.88%	15.66%	11.66%	10.32%	1.24%

Janus Global Life Sciences Fund – Class T Shares	41.24%	15.92%	11.96%	10.62%	0.99%

S&P 500® Index	19.34%	10.02%	7.57%	4.05%

Morgan Stanley Capital International World Health Care Index	26.03%	11.78%	8.46%	4.71%

Morningstar Quartile – Class T Shares	1st	2nd	2nd	2nd

Morningstar Ranking – based on total return for Health Funds	24/126	41/125	36/116	20/68

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Global & International Funds | 27

Janus Global Life Sciences Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

28 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,232.90	$5.71	$1,000.00	$1,019.95	$5.17	1.02%

Class C Shares	$1,000.00	$1,227.80	$10.22	$1,000.00	$1,015.89	$9.25	1.83%

Class D Shares	$1,000.00	$1,233.70	$4.82	$1,000.00	$1,020.76	$4.36	0.86%

Class I Shares	$1,000.00	$1,234.30	$4.20	$1,000.00	$1,021.31	$3.80	0.75%

Class S Shares	$1,000.00	$1,231.60	$6.71	$1,000.00	$1,019.05	$6.07	1.20%

Class T Shares	$1,000.00	$1,233.30	$5.32	$1,000.00	$1,020.31	$4.81	0.95%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 29

Janus Global Life Sciences Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Common Stock – 94.6%
Commercial Services – 1.0%
622,110	HMS Holdings Corp.*	$13,381,586
Diagnostic Equipment – 1.2%
374,558	GenMark Diagnostics, Inc.*	4,550,880
156,367	Life Technologies Corp.*	11,700,943
		16,251,823
Diagnostic Kits – 0.8%
384,855	Quidel Corp.*	10,929,882
Dialysis Centers – 1.0%
236,669	DaVita HealthCare Partners, Inc.*	13,466,466
Drug Delivery Systems – 0.7%
900,197	Nektar Therapeutics*	9,407,059
Heart Monitors – 1.0%
188,389	HeartWare International, Inc.*	13,791,959
Instruments – Controls – 0.7%
39,181	Mettler-Toledo International, Inc.*	9,406,966
Instruments – Scientific – 1.2%
180,362	Thermo Fisher Scientific, Inc.	16,620,358
Medical – Biomedical and Genetic – 22.6%
180,911	Aegerion Pharmaceuticals, Inc.*	15,505,882
223,286	Alexion Pharmaceuticals, Inc.*	25,936,902
116,519	Biogen Idec, Inc.*	28,053,114
295,394	Celgene Corp.*	45,469,998
1,271,821	Fibrogen, Inc. – Private Placement§	5,786,786
975,365	Gilead Sciences, Inc.*,**	61,291,937
576,811	Incyte Corp., Ltd.*	22,005,340
936,404	NPS Pharmaceuticals, Inc.*	29,787,011
908,774	OvaScience, Inc.	9,005,950
356,063	PTC Therapeutics, Inc.*	7,641,112
375,000	PTC Therapeutics, Inc.*,ß	7,242,750
55,089	Regeneron Pharmaceuticals, Inc.*	17,235,695
344,993	Stemline Therapeutics, Inc.*	15,624,733
195,827	Vertex Pharmaceuticals, Inc.*	14,847,603
1,530,572	XOMA Corp.*	6,856,963
		312,291,776
Medical – Drugs – 32.2%
707,630	Abbott Laboratories	23,486,240
624,578	AbbVie, Inc.	27,937,374
937,520	Achillion Pharmaceuticals, Inc.*	2,831,310
594,706	Alkermes PLC*	19,994,016
103,911	Allergan, Inc.	9,398,750
137,053	Clovis Oncology, Inc.*	8,330,081
340,563	Conatus Pharmaceuticals, Inc.*	3,422,658
303,369	Endo Health Solutions, Inc.*	13,785,087
341,319	Forest Laboratories, Inc.*	14,605,040
709,857	GlaxoSmithKline PLC	17,896,375
1,292,193	Idenix Pharmaceuticals, Inc.*	6,732,326
1,423,820	Ironwood Pharmaceuticals, Inc.*	16,872,267
234,781	Jazz Pharmaceuticals PLC*	21,592,809
207,387	Johnson & Johnson	17,978,379
510,630	Medivation, Inc.*	30,607,162
97,555	Novo Nordisk A/S – Class B	16,565,042
444,098	Repros Therapeutics, Inc.*	11,901,826
131,216	Roche Holding A.G.**	35,398,277
185,883	Salix Pharmaceuticals, Ltd.*	12,431,855
160,550	Sanofi**	16,281,733
191,010	Shire PLC (ADR)	22,900,189
481,716	Strides Arcolab, Ltd.	6,622,056
2,206,603	Swedish Orphan Biovitrum A.B.*	21,983,934
260,002	UCB S.A.**	15,823,242
316,664	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	33,037,555
525,669	Zoetis, Inc.	16,358,819
		444,774,402
Medical – Generic Drugs – 4.8%
153,241	Actavis, Inc.	22,066,704
360,320	Mylan, Inc.*	13,753,414
131,797	Perrigo Co.	16,261,114
320,429	Pharmstandard OJSC (GDR)	4,550,092
260,037	Teva Pharmaceutical Industries, Ltd. (ADR)	9,824,198
		66,455,522
Medical – HMO – 3.1%
674,913	Aetna, Inc.	43,207,930
Medical – Hospitals – 0.5%
1,304,723	NMC Health PLC	6,903,978
Medical – Outpatient and Home Medical Care – 0.3%
114,861	Premier, Inc. – Class A	3,641,094
Medical – Wholesale Drug Distributors – 2.1%
243,660	AmerisourceBergen Corp.	14,887,626
653,709	Meda A.B. – Class A	7,866,204
2,463,600	Sinopharm Group Co., Ltd.	6,181,474
		28,935,304
Medical Imaging Systems – 0.4%
355,090	Novadaq Technologies, Inc.*	5,887,392
Medical Information Systems – 1.1%
140,163	athenahealth, Inc.*	15,216,095
Medical Instruments – 1.6%
629,117	Endologix, Inc.*	10,147,657
116,843	GMP Cos. – Private Placement§	0
77	Lifesync Corp.§	35,091
659,604	Lifesync Holdings – Private Placement§	0
216,606	St. Jude Medical, Inc.	11,618,746
		21,801,494
Medical Products – 4.5%
261,541	Covidien PLC (U.S. Shares)	15,938,308
157,203	Henry Schein, Inc.*	16,301,951
179,196	Stryker Corp.	12,111,858
233,263	Varian Medical Systems, Inc.*	17,431,744
		61,783,861
Pharmaceuticals – 0.8%
63,162	Foundation Medicine, Inc.*	2,503,742
755,969	Lipocine, Inc.*,£	7,937,674
		10,441,416
Pharmacy Services – 5.6%
340,573	Catamaran Corp. (U.S. Shares)*	15,649,329
670,273	Express Scripts Holding Co.*	41,409,466
375,348	Omnicare, Inc.	20,831,814
		77,890,609
Physical Practice Management – 0.8%
110,893	MEDNAX, Inc.*	11,133,657

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

30 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Soap and Cleaning Preparations – 0.6%
113,858	Reckitt Benckiser Group PLC	$8,330,444
Therapeutics – 6.0%
253,891	BioMarin Pharmaceutical, Inc.*	18,336,008
871,156	Neurocrine Biosciences, Inc.*	9,861,486
88,446	Onyx Pharmaceuticals, Inc.*	11,026,563
144,752	Pharmacyclics, Inc.*	20,036,572
142,048	Questcor Pharmaceuticals, Inc.	8,238,784
243,872	Synageva BioPharma Corp.*	15,439,536
		82,938,949

Total Common Stock (cost $879,923,450)		1,304,890,022

Corporate Bond – 0.9%
Medical – Biomedical and Genetic – 0.9%
$8,679,000	InterMune, Inc. 2.5000%, 12/15/17 (cost $9,074,234)	12,367,575

Preferred Stock – 0.5%
Therapeutics – 0.5%
291,930	Portola Pharmaceuticals, Inc. – Private Placement, 8.0000%§ (cost $4,130,809)	7,028,215

Money Market – 4.3%
59,727,573	Janus Cash Liquidity Fund LLC, 0%£ (cost $59,727,573)	59,727,573

Total Investments (total cost $952,856,066) – 100.3%		1,384,013,385

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(4,158,997)

Net Assets – 100%		$1,379,854,388

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Belgium	$15,823,242	1.1%
Canada	54,574,276	3.9%
China	6,181,474	0.4%
Denmark	16,565,042	1.2%
France	16,281,733	1.2%
India	6,622,056	0.5%
Israel	9,824,198	0.7%
Russia	4,550,092	0.3%
Sweden	29,850,138	2.2%
Switzerland	35,398,277	2.6%
United Kingdom	56,030,986	4.1%
United States††	1,132,311,871	81.8%

Total	$1,384,013,385	100.0%

††	Includes Cash Equivalents of 4.3%.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 10/24/13	3,415,000	$4,619,730	$(89,685)
Swiss Franc 10/24/13	4,770,000	5,277,203	(212,855)

		9,896,933	(302,540)

HSBC Securities (USA), Inc.:
Euro 10/31/13	5,293,000	7,160,364	(41,535)
Swiss Franc 10/31/13	7,475,000	8,270,419	(241,418)

		15,430,783	(282,953)

RBC Capital Markets Corp.:
Euro 11/7/13	2,930,000	3,963,769	6,967
Swiss Franc 11/7/13	3,590,000	3,972,210	4,925

		7,935,979	11,892

Total		$33,263,695	$(573,601)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 31

Janus Global Research Fund (unaudited)

Fund Snapshot We are bottom-up, fundamental investors. We believe a deep, independent research process and high conviction investing will deliver exceptional results.	Team-Based Approach Led by Jim Goff, Director of Research

Performance Overview

Janus Global Research Fund’s Class T Shares returned 19.70% for the 12 months ended September 30, 2013, while its primary benchmark, the MSCI World Index, returned 20.21%, and its secondary benchmark, the MSCI All Country World Index, returned 17.73%. The Fund’s investments in emerging markets, which are not included in the primary benchmark, weighed on performance, reflecting their weak returns relative to developed markets.

Director of Research Comments on Environment

For the first time in many years, we are largely seeing a synchronized global economic upturn. The U.S. has been growing moderately for a couple of years now, but the question marks are going away. Prime Minister Shinzo Abe was not on the radar screen a year ago and he has clearly brought change to Japan, and that economy is decisively turning up. Europe, one of the biggest question marks a year ago, may have bottomed and is showing some growth. China, another uncertain area and facing what most thought was a hard landing, is clearly improving. Brazil and India continue to do poorly, but will most likely follow China up over time. This synchronized global upturn is good for earnings and stock markets generally as investors start to worry less about the system, less about risk and more about reward.

In economic and investment terms, I believe that the fundamentals of the U.S. economy are among the best in the world. As always, there are plenty of things to be concerned about, but the list is narrowing. The American system is strong enough to recover despite the dysfunction in Washington and the uncertainty it generates. I believe the U.S. economy will continue to grow, most likely at an accelerating pace.

Some positives include:

•	Consumer net worth has rebounded because of higher home and stock prices, bolstering consumer confidence

•	Corporate profits, which drive stocks, are high and rising

•	Corporate profit margins are high, but sustainable

•	Corporate cash is extremely high and capital spending is set to rebound

•	Employment is improving

•	Inflation is low

As we have discussed previously, the upturn in housing in the U.S. is generating positive ripples through the economy. The energy renaissance means that our long-held goal of greater self-reliance in energy is coming. The energy industry is driving direct increases in employment, a lower trade deficit, higher federal and state tax revenues and investment and job growth in adjacent industries, especially chemicals and manufacturing. Energy is driving widespread benefits in the U.S. economy that will only increase over time. OPEC is starting to worry and manufacturing jobs are being in-sourced from China.

From a government level, health care inflation is hitting a multidecade low, and the federal government deficit is declining rapidly. Federal tax revenues are rising significantly and spending has been flat for years. The U.S. financial system and government is in the best shape it has been in years – and the government piece is hard for me to acknowledge. A lot of slack remains in the system. Employment needs to improve, but the good news is that we do not have bubbles in the system that are going to burst and derail this recovery. The economy can grow with low inflation.

A year or two ago, pundits were discussing how low-risk bonds had beaten the stock market over a 10-year period, which is unusual. Was the stock market dead? Commentators also suggested that buy and hold investing was dead. Investors should take a contrarian view to absolute statements such as these. Fast forward a year, a year in which bonds declined and stocks continued to appreciate. Staying disciplined and staying with stocks has paid off over different investment horizons.

Flows into equities have turned positive, but a multiyear look at the data suggests the rotation back from fixed income into equities has far to go. The “Great Rotation” is not great yet, but it will be.

Sector Views

In communications, recent acquisition interest among cable operators underscores our belief in the long-term value of fixed-line broadband capabilities. The video subscriber market in the U.S. and Europe is mature. But

32 | SEPTEMBER 30, 2013

(unaudited)

distributors are in the early stages of improving both user experience and rolling out the next generation of on-demand video services to be consumed in or out of the home. As bandwidth consumption continues to increase, mainly driven by video services, we believe the strength of the cable operators’ broadband network will give them an edge over satellite and telecommunication providers. These video services also benefit content owners by providing more opportunities for consumers to view content.

In the consumer sector, U.S. spending is shifting from small-ticket items like apparel purchases to more expensive, big-ticket items such as autos or major home-related purchases. This transition is good for the overall economy, as bigger purchases indicate the consumer is more confident about the security of their employment. The shift in spending is negative for mall-based retailers, however, and is one of the reasons many retailers experienced soft back-to-school sales this year. The gradual trend toward more online shopping also negatively impacted many retailers during the back-to-school season, because it decreased foot traffic in the malls.

Janus’ energy team notes horizontal drilling and hydraulic fracturing have already boosted U.S. oil production, but we believe production is still in the early stages of ramping up. Oil companies are moving from a phase of obtaining land and exploring for oil to one of efficient development. We expect production to ramp up even more as a number of pad-drilling projects reach completion. Pad drilling allows rig operators to house a number of horizontally drilled wells at the same location and is more efficient than moving a drilling rig to different wells across multiple sites.

Rising interest rates should benefit a number of companies in the financial sector. For banks, rising rates may cause a short-term headwind as mortgage origination slows. But that headwind is expected to be offset by the boost that rising short-term interest rates should have on net interest income. Meanwhile, potential regulatory changes for payments companies are on the horizon in both the U.S. and Europe. While some fear that these regulatory changes could also present significant earnings headwinds, we believe payments companies have shown a significant ability to adapt to regulatory change and will continue to earn reasonable revenues due to the considerable value they provide to merchants and consumers. The outlook for European banks continues to improve. We expect management teams to continue to deliver on their targeted cost cuts, which should help improve margins. The stabilizing of loan loss provisioning will also benefit European banks.

In health care, cheaper genetic sequencing costs and better technology platforms that aid genetic research have dramatically improved the time it takes to identify and develop new drug therapies. Several biotechnology companies are benefiting from these changes and are on the cusp of launching innovative therapies that address high, unmet medical needs. The transformative nature of these drugs should allow biotechnology companies to command better pricing. Select large pharmaceutical companies also have drugs with promising potential. However, we believe many of the large pharmaceutical companies will continue to experience slower revenue growth as new therapies are offset by declining revenues from older products, which face pricing pressure and increasing generic competition.

An uncharacteristically high amount of shareholder activism is taking place within the industrial sector. We think activist investors have been drawn to industrial companies after several industries within the sector were consolidated. Now that the competitive environments for those industries are more attractive, activists have more reason to step in and try to make changes at other poorly run companies. In the near term, we still expect slower growth for many U.S. industrial companies. The economy is growing at too slow a pace to encourage the level of corporate spending that would be necessary to boost many U.S. industrial companies. Our long-term view is more positive. Cheap natural gas has made the U.S. a low-cost producer for a number of downstream products created using natural gas. We think stabilization in Europe could boost a number of global industrial companies, as demand from the region finally picks up. Our biggest concern is for a potential back-up in interest rates. Rising rates are negative for the interest-rate-sensitive industries, such as autos and housing. Emerging markets are also negatively affected, as this raises their funding costs. If rates increase, it could lead to a pause in the recovery of the housing and auto industries. Rising rates could also hurt a number of emerging market companies sensitive to higher funding costs.

The backdrop for many technology companies is improving modestly but not enough to spur strong revenue growth. Better economic clarity, particularly in Europe, has helped improve the IT spending environment, and we are starting to see companies embark on large IT projects that had been put off earlier in the year. We expect demand for semiconductors and other components in the tech hardware supply chain to also pick up, now that companies ordering from the supply chain have let their own inventories dwindle. The strongest demand will come from the automotive and medical industries, where new

Janus Global & International Funds | 33

Janus Global Research Fund (unaudited)

products have more technological content powered by semiconductors, and also from the communications sector, where a number of new products are poised to launch.

Performance Overview

Our holdings in financials, energy and consumer weighed the most on performance, while our holdings in health care and technology contributed. On a country basis, our holdings in the Netherlands and Brazil were the most significant detractors, while our holdings in the U.S. and Canada led contributors.

Individually, Apple was our most significant detractor. The computer and mobile device maker declined significantly early in the period, when higher costs for its iPhone 5 smartphone weighed on gross margins and its growth rate was slower than expectations. The market was skeptical the company could continue to grow sales and profits at the same time. Apple rebounded somewhat late in the period after an activist investor announced a stake in the company. The stock also benefited from anticipation of the company’s new iPhone offerings, the 5S and 5C models. Apple subsequently announced significant sales for the new models, and management uncharacteristically said its earnings would be at the high end of its guidance. The new models were Apple’s first to expand its popular iPhone with three offerings now, including its legacy iPhone serving as a powerful device for the lower-price market. Longer term, we believe Apple continues to have a strong opportunity to grow its ecosystem with its 600 million customer base.

Within energy and for the Fund overall, UK exploration and production companies Tullow Oil and Ophir Energy were also key detractors. Ophir issued new equity to help fund its exploration efforts in eastern Africa. The issuance plus a lack of new drilling results weighed on the shares. Tullow suffered from a series of disappointing well results, but we are encouraged by the potential for offset wells (wells drilled opposite another well on adjoining acreage) in French Guiana and a sidetrack (a secondary wellbore) from a disappointing well in Ethiopia.

Canadian Pacific Railway, the Fund’s largest holding at period end, led our individual contributors. The company gave strong guidance for 2013 and benefited from better-than-expected earnings early in the period. Management also announced plans to eliminate positions and other cost-cutting measures, such as closing some of its train yards and intermodal terminals, as part of a turnaround effort. We like that the company operates in an industry that has significant barriers to entry. We believe a new management team is improving the railroad company’s culture, operational performance and capital allocation decisions. We expect that team to take an underperforming asset in an attractive industry and make it one of the best-performing assets within that industry.

In health care, biotechnology holdings Celgene and Gilead Sciences were key contributors for the sector and the Fund overall. Celgene had a breakout year as a number of long running clinical trials came to fruition over a short period of time. These included successful results for Revlimid for newly diagnosed multiple myeloma, Pomalyst for refractory myeloma, Abraxane for pancreatic cancer, and Apremilast, an oral therapy for psoriasis and psoriatic arthritis. Given all of the new launches, Celgene gave long term revenue and earnings guidance that was well ahead of consensus.

Gilead, meanwhile, benefited from greater market appreciation for the significant potential of its recently acquired compound for hepatitis C infection. We believe Gilead’s new regimens have the potential to cure over 90% of treated patients with a well-tolerated, all-oral therapy. Given that hepatitis C affects 170 million people worldwide, we think this launch could be one of the biggest in the history of the pharmaceutical industry.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Global Research Fund.

34 | SEPTEMBER 30, 2013

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd.	1.12%
Celgene Corp.	0.64%
Gilead Sciences, Inc.	0.62%
Isuzu Motors, Ltd.	0.54%
EOG Resources, Inc.	0.48%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–0.85%
Tullow Oil PLC	–0.33%
Ophir Energy PLC	–0.32%
Israel Chemicals, Ltd.	–0.25%
Turkiye Halk Bankasi A/S	–0.25%

4 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Health Care	2.35%	11.90%	11.50%
Communications	1.03%	8.99%	8.74%
Industrials	0.71%	21.80%	20.31%
Technology	0.31%	11.96%	9.73%

3 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–2.52%	15.54%	20.90%
Consumer	–1.04%	18.98%	15.30%
Energy	–0.48%	10.22%	13.52%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Global & International Funds | 35

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Canadian Pacific Railway, Ltd. Transportation – Railroad	2.2%
AIA Group, Ltd. Life and Health Insurance	1.8%
A.P. Moeller – Maersk A/S – Class B Transportation – Marine	1.7%
Koninklijke Vopak N.V. Transportation – Services	1.6%
Keyence Corp. Electronic Measuring Instruments	1.4%

8.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 5.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012*

* This represents data for Janus Global Research Fund prior to the merger. See Note 8 in the Notes to Financial Statements.

36 | SEPTEMBER 30, 2013

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013(1)				per the January 28, 2013 prospectuses, as supplemented
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	19.57%	10.17%	8.99%	1.14%	1.03%
MOP	12.68%	8.87%	8.24%

Janus Global Research Fund – Class C Shares
NAV	18.53%	9.36%	8.13%	1.97%	1.86%
CDSC	17.53%	9.36%	8.13%

Janus Global Research Fund – Class D Shares(2)	19.76%	10.28%	9.07%	0.94%	0.83%

Janus Global Research Fund – Class I Shares	19.90%	10.21%	9.03%	0.89%	0.78%

Janus Global Research Fund – Class R Shares	19.15%	9.84%	8.59%	1.53%	1.42%

Janus Global Research Fund – Class S Shares	19.40%	9.94%	8.74%	1.28%	1.17%

Janus Global Research Fund – Class T Shares	19.70%	10.21%	9.03%	1.03%	0.92%

Morgan Stanley Capital International World IndexSM	20.21%	7.84%	5.39%

Morgan Stanley Capital International All Country World IndexSM	17.73%	7.71%	5.59%

Morningstar Quartile – Class T Shares	3rd	1st	1st

Morningstar Ranking – based on total return for World Stock Funds	579/1,047	166/724	18/503

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 37

Janus Global Research Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios shown are estimated.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class R Shares of the Fund commenced operations on March 15, 2013, as there were no corresponding Class R Shares of Janus Global Research Fund at the time of the merger. See Note 8 in Notes to Financial Statements. The performance shown for periods prior to March 15, 2013 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of the share class without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective March 15, 2013, the Fund is managed by Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team, led by Janus Capital’s Director of Equity Research, Jim Goff.

*	The Fund’s inception date – February 25, 2005
(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” Janus Worldwide Fund was the legal survivor, and Janus Global Research Fund was the accounting survivor. Consequently Janus Global Research Fund’s performance and financial history have been adopted by the Combined Fund. As a result, the performance information and financial history for the periods prior to March 15, 2013 are that of Janus Global Research Fund. The Combined Fund was named “Janus Global Research Fund.”
(2)	Closed to new investors.

38 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,083.90	$4.55	$1,000.00	$1,020.71	$4.41	0.87%

Class C Shares	$1,000.00	$1,079.40	$8.71	$1,000.00	$1,016.70	$8.44	1.67%

Class D Shares	$1,000.00	$1,084.50	$3.71	$1,000.00	$1,021.51	$3.60	0.71%

Class I Shares	$1,000.00	$1,085.30	$3.03	$1,000.00	$1,022.16	$2.94	0.58%

Class R Shares	$1,000.00	$1,081.40	$6.78	$1,000.00	$1,018.55	$6.58	1.30%

Class S Shares	$1,000.00	$1,082.80	$5.43	$1,000.00	$1,019.85	$5.27	1.04%

Class T Shares	$1,000.00	$1,084.00	$4.13	$1,000.00	$1,021.11	$4.00	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 39

Janus Global Research Fund(1)

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 98.3%
Advanced Materials/Production – 0.7%
3,130,447	Alent PLC	$17,988,745
Agricultural Chemicals – 0.8%
196,635	Monsanto Co.	20,522,795
Airlines – 1.1%
511,591	Delta Air Lines, Inc.	12,068,432
517,720	United Continental Holdings, Inc.*	15,899,181
		27,967,613
Apparel Manufacturers – 1.0%
520,432	Burberry Group PLC	13,765,190
1,184,584	Prada SpA	11,478,201
		25,243,391
Applications Software – 0.2%
85,486	Intuit, Inc.	5,668,577
Athletic Footwear – 0.5%
166,011	NIKE, Inc. – Class B	12,059,039
Automotive – Cars and Light Trucks – 1.3%
44,993	Hyundai Motor Co.	10,509,742
1,682,000	Isuzu Motors, Ltd.	11,055,881
512,988	Maruti Suzuki India, Ltd.	11,132,905
		32,698,528
Automotive – Truck Parts and Equipment – Original – 0.1%
61,000	NGK Spark Plug Co., Ltd.	1,346,245
Beverages – Non-Alcoholic – 0.1%
18,181	PepsiCo, Inc.	1,445,390
Beverages – Wine and Spirits – 1.1%
214,980	Pernod-Ricard S.A.	26,692,928
Brewery – 1.0%
493,921	SABMiller PLC	25,132,582
Cable/Satellite Television – 1.9%
389,851	Comcast Corp. – Class A	17,601,773
65,793	Liberty Global PLC*	4,962,766
143,461	Liberty Global PLC – Class A*	11,383,630
108,640	Time Warner Cable, Inc.	12,124,224
		46,072,393
Cellular Telecommunications – 0.7%
345,819	T-Mobile U.S., Inc.	8,980,919
2,574,790	Vodafone Group PLC	9,002,471
		17,983,390
Chemicals – Diversified – 0.6%
219,940	LyondellBasell Industries N.V. – Class A	16,106,206
Commercial Banks – 4.3%
2,492,115	Banco Bilbao Vizcaya Argentaria S.A.	27,845,237
22,999,000	China Construction Bank Corp.	17,703,628
317,286	Qatar National Bank SAQ	14,536,973
1,650,824	Sberbank of Russia (ADR)	19,892,429
4,782,400	Seven Bank, Ltd.	15,960,798
1,625,848	Turkiye Halk Bankasi A/S	11,914,513
		107,853,578
Commercial Services – Finance – 1.0%
37,560	MasterCard, Inc. – Class A	25,269,617
Computer Aided Design – 0.3%
86,720	ANSYS, Inc.*	7,503,014
Computers – 1.4%
71,002	Apple, Inc.	33,850,203
Consulting Services – 0.7%
266,194	Verisk Analytics, Inc. – Class A*	17,291,962
Consumer Products – Miscellaneous – 0.5%
4,206,300	Samsonite International S.A.	11,741,867
Containers – Metal and Glass – 0.6%
364,545	Crown Holdings, Inc.*	15,412,963
Cosmetics and Toiletries – 1.1%
470,712	Colgate-Palmolive Co.	27,913,222
Diversified Banking Institutions – 5.5%
471,404	Citigroup, Inc.	22,867,808
476,180	Deutsche Bank A.G.	21,861,793
1,898,300	HSBC Holdings PLC	20,569,167
442,313	JPMorgan Chase & Co.	22,863,159
552,834	Societe Generale S.A.	27,542,240
1,030,574	UBS A.G.	21,087,954
		136,792,121
Diversified Operations – 1.4%
211,473	Danaher Corp.	14,659,308
216,462	Dover Corp.	19,444,782
		34,104,090
E-Commerce/Products – 1.8%
39,229	Amazon.com, Inc.*	12,264,554
275,673	eBay, Inc.*	15,379,797
1,126,700	Rakuten, Inc.	17,024,313
		44,668,664
E-Commerce/Services – 0.5%
11,213	priceline.com, Inc.*	11,335,782
Electric – Transmission – 1.0%
666,070	Brookfield Infrastructure Partners L.P.	25,323,981
Electronic Components – Miscellaneous – 0.5%
254,499	TE Connectivity, Ltd. (U.S. Shares)	13,177,958
Electronic Components – Semiconductors – 1.6%
989,372	ARM Holdings PLC	15,790,747
291,533	International Rectifier Corp.*	7,221,273
1,274,549	ON Semiconductor Corp.*	9,304,208
6,333	Samsung Electronics Co., Ltd.	8,056,592
		40,372,820
Electronic Connectors – 0.5%
170,331	Amphenol Corp. – Class A	13,180,213
Electronic Measuring Instruments – 1.4%
89,700	Keyence Corp.	33,998,016
Electronic Security Devices – 0.4%
279,214	Tyco International, Ltd. (U.S. Shares)	9,766,906
Enterprise Software/Services – 0.4%
277,976	Oracle Corp.	9,220,464
Entertainment Software – 0.2%
481,800	Nexon Co., Ltd.	5,863,175

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

40 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares		Value

Finance – Credit Card – 1.4%
233,860	American Express Co.	$17,661,107
87,294	Visa, Inc. – Class A	16,681,884
		34,342,991
Food – Catering – 0.3%
505,518	Compass Group PLC	6,955,394
Food – Confectionary – 1.0%
272,228	Hershey Co.	25,181,090
Food – Miscellaneous/Diversified – 2.1%
150,752	McCormick & Co., Inc.	9,753,654
185,416	Nestle S.A.	12,971,532
727,494	Unilever N.V.	28,297,338
		51,022,524
Food – Retail – 1.1%
381,226	Shoprite Holdings, Ltd.	6,286,493
368,650	Whole Foods Market, Inc.	21,566,025
		27,852,518
Hotels and Motels – 0.2%
3,010,000	Shangri-La Asia, Ltd.	4,983,225
Industrial Automation and Robotics – 1.0%
149,700	FANUC Corp.	24,691,056
Instruments – Controls – 0.7%
483,935	Sensata Technologies Holding N.V.*	18,520,192
Internet Content – Entertainment – 0.4%
358,844	Youku Tudou, Inc. (ADR)*	9,832,326
Internet Gambling – 0.3%
3,979,439	Bwin.Party Digital Entertainment PLC	7,865,090
Investment Management and Advisory Services – 1.5%
762,349	Blackstone Group L.P.	18,974,866
249,962	T. Rowe Price Group, Inc.	17,979,767
		36,954,633
Life and Health Insurance – 2.7%
9,721,700	AIA Group, Ltd.	45,689,746
1,145,377	Prudential PLC	21,339,780
		67,029,526
Medical – Biomedical and Genetic – 2.8%
122,900	Alexion Pharmaceuticals, Inc.*	14,276,064
148,111	Celgene Corp.*	22,798,726
360,219	Gilead Sciences, Inc.*	22,636,162
282,633	NPS Pharmaceuticals, Inc.*	8,990,556
		68,701,508
Medical – Drugs – 5.6%
228,572	Abbott Laboratories	7,586,305
315,971	Alkermes PLC*	10,622,945
633,305	GlaxoSmithKline PLC	15,966,405
126,106	Jazz Pharmaceuticals PLC*	11,597,969
286,609	Medivation, Inc.*	17,179,343
84,786	Roche Holding A.G.	22,872,808
456,650	Shire PLC	18,316,855
146,377	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	15,271,512
605,069	Zoetis, Inc.	18,829,747
		138,243,889
Medical – Generic Drugs – 0.5%
79,565	Actavis, Inc.	11,457,360
Medical – HMO – 0.6%
239,457	Aetna, Inc.	15,330,037
Medical Information Systems – 0.5%
112,227	athenahealth, Inc.*	12,183,363
Metal Processors and Fabricators – 0.6%
61,430	Precision Castparts Corp.	13,959,353
Multimedia – 1.3%
593,838	Twenty-First Century Fox, Inc. – Class A	19,893,573
209,649	Walt Disney Co.	13,520,264
		33,413,837
Networking Products – 0.7%
714,090	Cisco Systems, Inc.	16,723,988
Oil – Field Services – 1.7%
86,631	Core Laboratories N.V.	14,658,831
1,164,463	Petrofac, Ltd.	26,483,061
		41,141,892
Oil and Gas Drilling – 0.6%
227,566	Helmerich & Payne, Inc.	15,690,676
Oil Companies – Exploration and Production – 4.9%
184,758	Anadarko Petroleum Corp.	17,180,647
567,739	Cobalt International Energy, Inc.*	14,113,992
160,654	EOG Resources, Inc.	27,195,509
475,876	Genel Energy PLC*	7,233,118
357,440	Noble Energy, Inc.	23,952,054
2,829,855	Ophir Energy PLC*	15,290,323
991,824	Tullow Oil PLC	16,439,959
		121,405,602
Oil Companies – Integrated – 1.7%
276,951	Phillips 66	16,013,307
392,875	Royal Dutch Shell PLC (ADR)	25,804,030
		41,817,337
Oil Field Machinery and Equipment – 0.8%
240,965	National Oilwell Varco, Inc.	18,821,776
Oil Refining and Marketing – 0.6%
414,477	Valero Energy Corp.	14,154,390
Pharmacy Services – 1.6%
352,436	Express Scripts Holding Co.*	21,773,496
306,927	Omnicare, Inc.	17,034,449
		38,807,945
Pipelines – 1.1%
445,592	Enterprise Products Partners L.P.	27,198,936
Real Estate Management/Services – 1.4%
211,163	Jones Lang LaSalle, Inc.	18,434,530
593,000	Mitsubishi Estate Co., Ltd.	17,473,830
		35,908,360
Real Estate Operating/Development – 1.1%
462,710	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	17,305,354
15,791,500	Shun Tak Holdings, Ltd.	8,857,102
		26,162,456
REIT – Diversified – 0.9%
194,149	American Tower Corp.	14,392,266
605,727	Lexington Realty Trust	6,802,314
		21,194,580

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 41

Janus Global Research Fund(1)

Schedule of Investments

As of September 30, 2013

Shares		Value

REIT – Health Care – 0.3%
138,486	Ventas, Inc.	$8,516,889
REIT – Regional Malls – 0.6%
93,762	Simon Property Group, Inc.	13,898,341
Retail – Discount – 0.5%
105,445	Costco Wholesale Corp.	12,138,828
Retail – Jewelry – 1.0%
4,923,000	Chow Tai Fook Jewellery Group, Ltd.	7,045,824
89,422	Cie Financiere Richemont S.A.	8,960,992
110,559	Tiffany & Co.	8,471,031
		24,477,847
Retail – Pet Food and Supplies – 0.4%
120,225	PetSmart, Inc.	9,168,358
Semiconductor Components/Integrated Circuits – 1.1%
1,529,009	Atmel Corp.*	11,375,827
4,761,000	Taiwan Semiconductor Manufacturing Co., Ltd.	16,183,471
		27,559,298
Software Tools – 0.1%
46,740	VMware, Inc. – Class A*	3,781,266
Steel – Producers – 0.6%
640,424	ThyssenKrupp A.G.	15,316,257
Steel Pipe and Tube – 0.5%
205,626	Vallourec S.A.	12,313,750
Super-Regional Banks – 0.7%
444,139	U.S. Bancorp	16,246,605
Telecommunication Services – 1.0%
494,572	Amdocs, Ltd. (U.S. Shares)	18,121,118
12,875,500	Tower Bersama Infrastructure Tbk PT	6,510,084
		24,631,202
Television – 0.5%
217,142	CBS Corp. – Class B	11,977,553
Tobacco – 2.2%
757,480	Imperial Tobacco Group PLC	28,041,645
760,500	Japan Tobacco, Inc.	27,315,476
		55,357,121
Toys – 0.8%
232,756	Mattel, Inc.	9,743,166
84,900	Nintendo Co., Ltd.	9,614,744
		19,357,910
Transactional Software – 0.3%
158,720	Solera Holdings, Inc.	8,391,526
Transportation – Marine – 1.7%
4,643	A.P. Moeller – Maersk A/S – Class B	42,578,171
Transportation – Railroad – 2.5%
436,488	Canadian Pacific Railway, Ltd.	53,862,763
77,502	Kansas City Southern	8,475,619
		62,338,382
Transportation – Services – 3.2%
690,406	Koninklijke Vopak N.V.	39,555,970
249,075	Kuehne + Nagel International A.G.	32,646,153
51,344	Panalpina Welttransport Holding A.G.	7,570,131
		79,772,254
Web Portals/Internet Service Providers – 1.1%
32,580	Google, Inc. – Class A*	28,537,148
Wireless Equipment – 1.3%
172,816	Motorola Solutions, Inc.	10,261,814
1,590,474	Telefonaktiebolaget L.M. Ericsson – Class B	21,168,687
		31,430,501

Total Common Stock (cost $2,077,514,146)		2,436,905,495

Right – 0%
Commercial Banks – 0%
2,492,115	Banco Bilbao Vizcaya Argentaria S.A.* (cost $333,589)	333,738

Money Market – 0.9%
21,439,471	Janus Cash Liquidity Fund LLC, 0%£ (cost $21,439,471)	21,439,471

Total Investments (total cost $2,099,287,206) – 99.2%		2,458,678,704

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		18,732,988

Net Assets – 100%		$2,477,411,692

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$86,439,629	3.5%
China	27,535,954	1.1%
Denmark	42,578,171	1.7%
France	66,548,918	2.7%
Germany	37,178,050	1.5%
Hong Kong	78,317,764	3.2%
India	11,132,905	0.4%
Indonesia	6,510,084	0.3%
Italy	11,478,201	0.5%
Japan	164,343,534	6.7%
Netherlands	67,853,308	2.8%
Qatar	14,536,973	0.6%
Russia	19,892,429	0.8%
South Africa	6,286,493	0.3%
South Korea	18,566,334	0.7%
Spain	28,178,975	1.1%
Sweden	21,168,687	0.9%
Switzerland	106,109,570	4.3%
Taiwan	16,183,471	0.7%
Turkey	19,147,631	0.8%
United Kingdom	284,751,444	11.6%
United States††	1,323,940,179	53.8%

Total	$2,458,678,704	100.0%

††	Includes Cash Equivalents of 0.9%.

(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

42 | SEPTEMBER 30, 2013

Janus Global Select Fund (unaudited)

Fund Snapshot
The Janus Global Select Fund invests globally, seeking companies with competitive advantages that lead to improving returns on invested capital and sustainable, long-term growth. We make high-conviction investments, where we believe we possess differentiated research insights in an effort to deliver superior risk-adjusted results over the long term.
George Maris portfolio manager

Performance Review

For the 12-month period ended September 30, 2013, Janus Global Select Fund’s Class T Shares returned 25.33%, outperforming its primary benchmark, the MSCI All Country World Index, which returned 17.73%.

Investment Environment

We saw a dramatic change in risk aversion in equity markets, most notably in financials. A year ago, many investors considered Europe as untouchable, given the perceived macroeconomic and political risks for the region. For the year, European markets were among the strongest performers, with once-unloved Greece leading the way. Financials (the largest sector in the MSCI All Country World Index) was the most significant absolute contributor. Investors seemed accepting of events that previously caused market turmoil, such as Greece refinancing its debt, German election results and the potential for Italy’s fragile government to dissolve. At the same time, markets appeared to find reasons to rise. In the U.S., markets responded positively to speculation that Janet Yellen might be the next Federal Reserve chairman after Ben Bernanke completes his second term in January. We are not convinced she would be that different from Larry Summers, whose withdrawal from consideration sparked a rally. As the period ended, investors seemed increasingly comfortable with equity risk. More importantly, the less the macroeconomic environment forces buffet markets, the more stock selection matters.

Performance Discussion

The Fund significantly outperformed its benchmark due largely to our holdings in financials, health care and industrials. These were partially offset by the negative contribution of our energy holdings. On a country basis, our U.S. and UK holdings were the top contributors, while our holdings and overweight in Brazil weighed the most.

Within industrials, Delta Air Lines was the most significant contributor for sector and the Fund overall. The stock performed well due to the dramatic improvement in the health of the U.S. airline industry from consolidations such as the merger of United and Continental, and more recently of the proposed merger between US Airways Group and AMR (American Airlines), which is being challenged by regulators. Despite facing higher oil prices, Delta produced industry-leading profits and growth by sticking to pricing and capacity discipline, and by operating more efficiently. Following the stock’s strong gains, we sold our position.

French bank Societe Generale led the strong relative performance of our financial holdings. The bank was among European financials that benefited from an improving European macroeconomic environment. Societe Generale also reported financial results that were significantly above market estimates, and it surprised investors by raising more-than-expected capital through asset sales and organic growth. Even after the period’s gain, Societe Generale continued to trade at a substantial discount to its book value at period end.

Telecommunications equipment provider Ericsson, the Fund’s largest position at period end, also moved sharply higher during the period. The Sweden-based company is one of the primary beneficiaries of higher spending by carriers to provide faster networks. We remain optimistic about further gains based on the company’s strong competitive position in an industry with strong demand.

Brazilian integrated energy giant Petroleo Brasileiro (Petrobras) led our individual detractors. A weaker Brazilian real currency hurt Petrobras by increasing losses in its refining division and raising the burden of its U.S. dollar-denominated debt. Furthermore, peaceful protests across the country left investors doubtful of further fuel price increases. We continue to have confidence that Petrobras will start achieving dramatic production growth later this year and we appreciate management’s efforts in controlling costs. While the macroeconomic factors were frustrating, at period end, the stock’s valuation in terms of earnings or assets was the cheapest among the major energy companies globally.

Janus Global & International Funds | 43

Janus Global Select Fund (unaudited)

Given the company’s attractive growth profile based on its deep reserves, we felt the price was unwarranted.

Teen apparel retailer American Eagle Outfitters, another top detractor, suffered after management reduced its outlook, citing weaker-than-expected sales and margins. Apparel retailers have been generally weak on reduced teen shopping trends and stiff competition. We believe American Eagle is outperforming peers and should benefit when the environment stabilizes; however, given the uncertain outlook, we are assessing our view.

Silicon wafer manufacturer Sumco Corporation was also a key individual detractor. Sumco surprised the market with a downward earnings revision for the year despite having beaten its own forecast for the first half of the year. Lowered guidance from major customers, including those servicing the Chinese handset market and from Taiwan Semiconductor Manufacturing Co. (TSMC) on a canceled order from Qualcomm in the U.S., led to the revision. We are currently reassessing whether this is a temporary phenomenon or a prolonged downturn in demand.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We see contrasts in equity markets. On one hand, we are wary that investors are complacent about risks but believe equities offer long-term attractiveness. Following a period of heightened risk aversion and flow of funds into bonds, investors’ shift away from fixed income should provide ballast for equities, in our view. What makes us uncomfortable is equities rallied sharply in anticipation of significant global gross domestic product (GDP) growth. Although there are signs of improvement in Europe, conditions are tepid. Mixed macroeconomic data in the U.S. also point to a problematic recovery.

Meanwhile, companies are sitting on substantial cash balances, and profit margins generally are at highs. This combination means companies still have opportunities to invest in capital projects, which would be favorable for the markets. With inflation tame, continued monetary easing by central banks in the U.S., Japan and the UK provide a suitable environment for mergers and acquisitions, another boon for the markets. Against these positives, our outlook is tempered by the strong gains we’ve seen in equities this year and the reduced opportunity set for investors. While we believe significant opportunities remain, they come from careful analysis and stock picking. Entire swaths of the market are not discounted as they were during the heights of the risk-aversion in markets. For example, European and U.S. financials previously traded well below book value; now many trade above book value. Generally, investors who would not consider investing in financials a year ago seem comfortable buying them.

One key exception is emerging markets. The comfort level with developed markets has not spread to emerging markets despite a modest rebound by many of these markets in the third quarter. With growth rates higher and countries’ benefiting from improving export demand to developed markets, investor enthusiasm could spread to emerging markets. Therefore, we are finding more opportunities in emerging markets, although it is important to differentiate by country and certainly by company.

China is the most attractive market based on valuations and the structural and fiscal reforms the government is implementing, in our view. The Chinese economy still suffers from pockets of instability, bubbles, and inefficiencies, but we feel those concerns are more than priced into the market. We also think the government is aggressively implementing reforms to stabilize and shape the growing economy. We are looking to gain slightly more exposure directly or indirectly to China.

Conversely, India, another country with great potential, suffers from infrastructure issues, made worse by government inefficiencies and corruption. Substantial progress on these issues is unlikely until after elections in the first half of 2014.

Ultimately the contrasting views between equities that rallied and economies on the verge of sustainable growth leads to optimism about the power of stock selection. We believe this fund ultimately will find its success in the stock-by-stock selection process, each name representing an attractively valued and positioned company. The stocks become building blocks for a portfolio constructed to avoid major macroeconomic influences and undue risk. We think we are in a market cycle where this approach can be successful.

Thank you for your continued investment in Janus Global Select Fund.

44 | SEPTEMBER 30, 2013

(unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	1.78%
Societe Generale S.A.	1.55%
Telefonaktiebolaget L.M. Ericsson – Class B	1.36%
Rakuten, Inc.	1.31%
Jazz Pharmaceuticals PLC	1.08%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–0.91%
American Eagle Outfitters, Inc.	–0.49%
Sumco Corp.	–0.45%
Harum Energy Tbk PT	–0.44%
Israel Chemicals, Ltd.	–0.28%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Financials	2.62%	20.86%	21.28%
Health Care	1.50%	11.85%	9.83%
Industrials	1.09%	10.67%	10.43%
Materials	0.94%	3.97%	6.83%
Information Technology	0.94%	13.43%	12.06%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Energy	–0.70%	9.60%	10.33%
Other**	–0.15%	0.56%	0.00%
Consumer Staples	–0.01%	8.23%	10.51%
Telecommunication Services	0.30%	3.04%	4.27%
Utilities	0.52%	3.19%	3.42%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 45

Janus Global Select Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	3.2%
AIA Group, Ltd. Life and Health Insurance	2.9%
Tyco International, Ltd. (U.S. Shares) Electronic Security Devices	2.6%
JPMorgan Chase & Co. Diversified Banking Institutions	2.5%
Valero Energy Corp. Oil Refining and Marketing	2.3%

13.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 6.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

46 | SEPTEMBER 30, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	25.03%	4.52%	8.80%	1.52%	1.20%
MOP	17.84%	3.29%	8.16%	1.07%

Janus Global Select Fund – Class C Shares
NAV	24.11%	4.00%	7.99%	0.76%	1.96%
CDSC	23.11%	4.00%	7.99%	0.76%

Janus Global Select Fund – Class D Shares(1)	25.38%	4.74%	8.93%	1.61%	0.90%

Janus Global Select Fund – Class I Shares	25.61%	4.68%	8.90%	1.59%	0.88%

Janus Global Select Fund – Class R Shares	24.62%	4.31%	8.36%	1.10%	1.47%

Janus Global Select Fund – Class S Shares	24.97%	4.58%	8.68%	1.39%	1.23%

Janus Global Select Fund – Class T Shares	25.33%	4.68%	8.90%	1.59%	0.98%

Morgan Stanley Capital International All Country World IndexSM	17.73%	7.71%	7.86%	3.05%

Morningstar Quartile – Class T Shares	1st	4th	2nd	4th

Morningstar Ranking – based on total return for World Stock Funds	243/1,047	679/724	161/459	304/366

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 47

Janus Global Select Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

48 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,082.40	$6.00	$1,000.00	$1,019.30	$5.82	1.15%

Class C Shares	$1,000.00	$1,078.90	$9.95	$1,000.00	$1,015.49	$9.65	1.91%

Class D Shares	$1,000.00	$1,084.50	$4.76	$1,000.00	$1,020.51	$4.61	0.91%

Class I Shares	$1,000.00	$1,085.20	$3.71	$1,000.00	$1,021.51	$3.60	0.71%

Class R Shares	$1,000.00	$1,081.20	$7.62	$1,000.00	$1,017.75	$7.39	1.46%

Class S Shares	$1,000.00	$1,081.90	$6.42	$1,000.00	$1,018.90	$6.23	1.23%

Class T Shares	$1,000.00	$1,084.40	$5.02	$1,000.00	$1,020.26	$4.86	0.96%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 49

Janus Global Select Fund

Schedule of Investments

As of September 30, 2013

Shares or Contract Amounts		Value

Common Stock – 98.0%
Airlines – 1.7%
1,194,176	United Continental Holdings, Inc.*	$36,673,145
Apparel Manufacturers – 1.7%
1,435,657	Burberry Group PLC	37,972,475
Automotive – Cars and Light Trucks – 0.6%
5,737,640	SAIC Motor Corp., Ltd.ß	12,680,541
Beverages – Wine and Spirits – 1.8%
323,737	Pernod-Ricard S.A.	40,196,709
Brewery – 1.8%
773,823	SABMiller PLC	39,375,062
Building – Residential and Commercial – 1.2%
16,009,083	Taylor Wimpey PLC	26,017,546
Cable/Satellite Television – 1.4%
656,434	Comcast Corp. – Class A	29,637,995
Cellular Telecommunications – 1.6%
1,128,454	T-Mobile U.S., Inc.	29,305,950
1,882,437	Vodafone Group PLC	6,581,735
		35,887,685
Chemicals – Diversified – 1.5%
197,039	PPG Industries, Inc.	32,917,335
Commercial Banks – 1.8%
5,549,500	Seven Bank, Ltd.	18,520,920
2,726,666	Turkiye Halk Bankasi A/S	19,981,509
		38,502,429
Computers – 1.4%
63,041	Apple, Inc.	30,054,797
Computers – Integrated Systems – 1.5%
588,929	Teradata Corp.*	32,650,224
Consumer Products – Miscellaneous – 1.4%
11,150,400	Samsonite International S.A.	31,126,289
Diversified Banking Institutions – 11.4%
932,994	Citigroup, Inc.	45,259,539
1,492,698	Credit Suisse Group A.G.	45,601,503
1,049,878	JPMorgan Chase & Co.	54,268,194
1,196,990	Morgan Stanley	32,258,880
868,054	Societe Generale S.A.	43,246,529
4,529,892	UniCredit SpA	28,873,267
		249,507,912
E-Commerce/Products – 2.1%
3,079,000	Rakuten, Inc.	46,523,352
Electric – Transmission – 1.3%
733,612	Brookfield Infrastructure Partners L.P.	27,891,928
Electronic Components – Semiconductors – 2.1%
3,673,752	ON Semiconductor Corp.*	26,818,389
2,301,000	Sumco Corp.	18,659,921
		45,478,310
Electronic Security Devices – 2.6%
1,616,667	Tyco International, Ltd. (U.S. Shares)	56,551,012
Enterprise Software/Services – 2.2%
680,427	Informatica Corp.*	26,516,240
661,019	Oracle Corp.	21,926,000
		48,442,240
Financial Guarantee Insurance – 1.7%
5,135,897	MGIC Investment Corp.*	37,389,330
Food – Miscellaneous/Diversified – 1.1%
632,138	Unilever N.V.	24,588,275
Independent Power Producer – 1.9%
1,552,466	NRG Energy, Inc.	42,428,896
Industrial Automation and Robotics – 1.7%
222,200	FANUC Corp.	36,648,983
Internet Gambling – 2.3%
25,477,238	Bwin.Party Digital Entertainment PLC£	50,354,022
Life and Health Insurance – 4.0%
13,403,600	AIA Group, Ltd.	62,993,826
1,708,995	CNO Financial Group, Inc.	24,609,528
		87,603,354
Machinery – Construction and Mining – 0.8%
356,327	Joy Global, Inc.	18,186,930
Medical – Biomedical and Genetic – 1.7%
596,895	Gilead Sciences, Inc.*	37,508,882
Medical – Drugs – 6.3%
476,182	Jazz Pharmaceuticals PLC*	43,794,458
554,467	Medivation, Inc.*	33,234,752
116,672	Roche Holding A.G.	31,474,727
760,757	Shire PLC	30,515,003
		139,018,940
Medical – HMO – 1.6%
547,885	Aetna, Inc.	35,075,598
Metal – Iron – 1.4%
6,729,653	Fortescue Metals Group, Ltd.	29,814,442
Multimedia – 0.9%
620,082	Twenty-First Century Fox, Inc. – Class A	20,772,747
Networking Products – 1.6%
1,513,963	Cisco Systems, Inc.	35,457,013
Oil Companies – Exploration and Production – 3.6%
980,643	Cobalt International Energy, Inc.*	24,378,785
247,050	EOG Resources, Inc.	41,820,624
2,282,978	Ophir Energy PLC*	12,335,428
		78,534,837
Oil Companies – Integrated – 2.4%
175,566	Chevron Corp.	21,331,269
1,999,305	Petroleo Brasileiro S.A. (ADR)	30,969,234
		52,300,503
Oil Refining and Marketing – 2.3%
1,502,384	Valero Energy Corp.**	51,306,414
Pharmacy Services – 2.1%
745,638	Express Scripts Holding Co.*	46,065,516
Property and Casualty Insurance – 1.5%
1,021,600	Tokio Marine Holdings, Inc.	33,315,303
Real Estate Operating/Development – 0.9%
47,865,000	Evergrande Real Estate Group, Ltd.	19,995,951
Retail – Apparel and Shoe – 0.6%
991,800	American Eagle Outfitters, Inc.	13,875,282
Schools – 1.5%
5,333,213	Anhanguera Educacional Participacoes S.A.	31,915,518

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

50 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Contract Amounts		Value

Semiconductor Components/Integrated Circuits – 1.4%
3,988,277	Atmel Corp.*	$29,672,781
Steel – Producers – 0.5%
429,749	ThyssenKrupp A.G.	10,277,794
Telecommunication Services – 1.3%
57,326,500	Tower Bersama Infrastructure Tbk PT	28,985,309
Television – 0.1%
89,500	Fuji Media Holdings, Inc.	1,965,212
Tobacco – 3.0%
620,078	Imperial Tobacco Group PLC	22,955,071
1,202,300	Japan Tobacco, Inc.	43,183,954
		66,139,025
Toys – 0.7%
129,900	Nintendo Co., Ltd.	14,710,897
Transportation – Marine – 1.0%
2,405	A.P. Moeller – Maersk A/S – Class B	22,054,814
Transportation – Railroad – 3.3%
322,338	Canadian Pacific Railway, Ltd.	39,776,615
297,938	Kansas City Southern	32,582,500
		72,359,115
Transportation – Services – 0.5%
88,938	FedEx Corp.	10,148,715
Wireless Equipment – 3.2%
5,328,640	Telefonaktiebolaget L.M. Ericsson – Class B**	70,922,449

Total Common Stock (cost $1,726,422,529)		2,147,479,833

Preferred Stock – 1.6%
Automotive – Cars and Light Trucks – 1.6%
144,403	Volkswagen A.G. (cost $26,497,688)	34,037,041

Purchased Options – Calls – 0.1%
20,000	Turquoise Hill Resources, Ltd. expires March 2014 exercise price $6.00	616,786
40,000	Turquoise Hill Resources, Ltd. expires March 2014 exercise price $6.00	1,233,572

Total Purchased Options – Calls (premiums paid $4,768,000)		1,850,358

Money Market – 0.1%
2,020,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $2,020,000)	2,020,000

Total Investments (total cost $1,759,708,217) – 99.8%		2,185,387,232

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		5,240,744

Net Assets – 100%		$2,190,627,976

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$29,814,442	1.4%
Brazil	62,884,752	2.9%
Canada	39,776,615	1.8%
China	32,676,492	1.5%
Denmark	22,054,814	1.0%
France	83,443,238	3.8%
Germany	44,314,835	2.0%
Hong Kong	94,120,115	4.3%
Indonesia	28,985,309	1.3%
Italy	28,873,267	1.3%
Japan	213,528,542	9.8%
Netherlands	24,588,275	1.1%
Sweden	70,922,449	3.3%
Switzerland	77,076,230	3.5%
Turkey	19,981,509	0.9%
United Kingdom	226,106,342	10.4%
United States††	1,086,240,006	49.7%

Total	$2,185,387,232	100.0%

††	Includes Cash Equivalents of 0.1%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 51

Janus Global Technology Fund (unaudited)

Fund Snapshot
Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek investments without relying on difficult predictions about the future.
Brad Slingerlend portfolio manager

Performance Overview

During the 12 months ended September 30, 2013, Janus Global Technology Fund’s Class T Shares returned 24.45%. By comparison, the Fund’s primary benchmark, the S&P 500 Index, returned 19.34% while the Fund’s secondary benchmark, the MSCI World Information Technology Index, returned 11.25%.

Market Environment

Global technology stocks significantly lagged strongly performing broader global developed markets during the period due primarily to declines in computer hardware and IT consulting. The weaker groups were more than offset by strong gains in other segments, led by Internet software/services, data processing/outsourced services and communications equipment. Computer hardware’s performance reflected weakness in index heavyweight Apple and downbeat PC sales, while IT consulting suffered from the fiscal year U.S. immigration cap limit on temporary foreign workers being reached in early April. Communications equipment stocks performed well, reflecting higher expenditures among service providers building faster networks to accommodate stronger consumer adoption of smartphones and tablet computers. Semiconductors, meanwhile, rebounded off a cyclical low reached in the fourth quarter of 2012. Cloud-computing and consumer Internet stocks generally saw valuations expand to somewhat unprecedented levels, reminiscent of the 1999 technology bubble. Scarcity of alternative growth investments drove most of the returns rather than improving fundamentals, in our view.

Enterprise (business) IT spending was weak in Europe and Asia, but offset by strength in the U.S. Supply chain stocks, such as semiconductors, saw modest growth, albeit off a low base. Meanwhile, consumer electronics spending stayed weak, with PCs continuing to disappoint along with notebook computers and TVs. Tablet computer sales, except for China, were not too impressive late in the period either due in part to their rapid market penetration in developed markets. We think smartphones are providing so many uses for consumers that they may be eroding demand for tablets.

Portfolio Manager Comments

We spend a lot of time thinking about competitive advantage. Many great investors believe that good investments rely on businesses with wide “moats” or protective barriers that keep competitors from eroding their position. Traditionally, these competitive barriers relied on obfuscation of information, in our view. A company would essentially hold secrets or power over some aspect of their business – the supply chain, distribution, marketing spend, brand value, etc. Through our analytical lens of disruption and innovation driven by new and evolving technologies, we believe the traditional concepts of “moats” are anachronistic – they do not apply to the 21st century global economy. In fact, we believe these pre-existing “moats” may now be vulnerabilities for many companies across many sectors, not simply limited to the technology sector.

Billions of people in the global economy today have smartphones or low-cost tablets – a theme we have discussed before in these letters. We believe it represents the most transformative technological force of the decade, and probably well into next decade. We expect over 5 billion people to have access to smart-mobile devices within a few years. That is remarkable. This transformation has finally brought the promise of the Internet into existence – ubiquitous real time information access. Pockets of hidden information around the world are finally becoming open, and in the process dramatically impacting many businesses, industries and government regimes.

Is there still such a thing as sustainable competitive advantage in the information age we now find ourselves in? We believe there are patterns of behavior inside companies and industries that can lead to solid

52 | SEPTEMBER 30, 2013

(unaudited)

competitive advantage and resilience, but perhaps not sustainable competitive advantage over a very long time period. There are several characteristics we look for as hallmarks of companies that have a chance at building solid, long term businesses. Three vitally important aspects of a corporate culture we look for are: 1) A long-term focused management team and board, usually with five- to 10-year outlooks and incentive structures, 2) A strong culture of innovation, focused on the current and evolving needs of customers, and 3) A strong ability to adapt, evolve and be flexible in the face of ever-changing circumstances and potential disruptions. In addition to these aspects we look for businesses with strong network effects, those that create win-win solutions for their customers, suppliers, partners and shareholders, in our view. Lastly, we look for companies that can grow at a steady pace for a very long time; we believe this creates a stable backdrop for potential competitive advantage.

We do not believe there are any magic formulas or complicated strategies that differentiate winners and losers. Rather, it often comes down to a very focused and intentioned management team that leads by example, instilling a culture that can endure disruption, and emerge even stronger on the other side. Increasingly, we are finding these attributes in strong companies leveraging technology in other sectors such as health care, finance, industrials and retail. It is very exciting to be able to invest in the broad and accelerating innovation around the world, and we believe the companies we populate in the Janus Global Technology Fund benefit from innovation and building 21st century competitive advantages.

Contributors to Performance

Among individual contributors, Workday had strong gains following its initial public offering (IPO) in October 2012. The maker of the cloud-based enterprise resource planning (ERP) software reported in its IPO filings a significant increase in revenues for its six-month period ended on July 31, 2012. We think the company will gain considerable market share as it expands its product offering and customer base. The company is offering a strong alternative to current systems for large companies, in our view.

Within Internet retail, Chinese online travel agency Ctrip.com International was a significant performer as well. Ctrip reported earnings that topped market estimates and provided strong guidance. With increased demand in the Chinese travel market and reduced competitive pressures, the company’s margins materially improved. We remain optimistic on the company’s growth prospects.

Electronic connectors maker TE Connectivity was another key contributor. Similar to Ctrip, TE Connectivity reported better-than-expected results on improved margins and it raised its full-year guidance. The stock also benefited after another electronics connectors manufacturer was acquired late in the period. We continue to appreciate TE Connectivity’s industry-leading position.

Detractors from Performance

Apple, the Fund’s largest holding at period end, weighed the most on performance. The computer and mobile device maker declined significantly early in the period, when higher costs for its iPhone 5 smartphone weighed on gross margins and its growth rate was slower than expectations. The market was skeptical the company could continue to grow sales and profits at the same time. Apple rebounded somewhat late in the period after an activist investor announced a stake in the company. The stock also benefited from anticipation of the company’s new iPhone offerings, the 5S and 5C models. Apple subsequently announced significant sales for the new models, and management uncharacteristically said its earnings would be at the high end of its guidance. The new models were Apple’s first to expand its popular iPhone with three offerings now, including its legacy iPhone serving as a powerful device for the lower-price market. Longer term, we believe Apple continues to have a strong opportunity to grow its ecosystem with its 600 million customer base.

VMware was also among top detractors. The server virtualization software designer traded lower after the company gave guidance that was below the market’s expectations, although we found after adjusting for divestitures that the company’s growth outlook is improving. We believe VMware will benefit as the enterprise IT spending environment brightens and its new products become better known.

Gaming device and software maker Nintendo was also weak during the period. The Japan-based company launched its new Wii U video game console with generally good reviews and sales, but investors remained skeptical of the company’s future given its reluctance to allow franchise games to be played on other platforms. We are optimistic new product cycles for consoles and handheld devices will help rejuvenate Nintendo’s sales and profits.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Global Technology Fund.

Janus Global & International Funds | 53

Janus Global Technology Fund (unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Workday, Inc. – Class A	1.51%
Ctrip.com International, Ltd. (ADR)	1.46%
TE Connectivity, Ltd. (U.S. Shares)	1.39%
MasterCard, Inc. – Class A	1.03%
Zillow, Inc. – Class A	0.96%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–2.37%
VMware, Inc. – Class A	–0.33%
Nintendo Co., Ltd.	–0.11%
Red Hat, Inc.	–0.10%
Model N, Inc.	–0.09%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	3.91%	75.01%	18.36%
Consumer Discretionary	2.30%	9.93%	11.73%
Energy	0.78%	0.00%	10.84%
Telecommunication Services	0.68%	1.22%	2.91%
Consumer Staples	0.56%	0.00%	10.70%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	–1.14%	1.39%	12.51%
Financials	–1.11%	2.82%	15.97%
Industrials	–1.00%	4.65%	10.14%
Other**	–0.80%	4.99%	0.00%
Materials	0.09%	0.00%	3.45%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

54 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Apple, Inc. Computers	8.2%
Google, Inc. – Class A Web Portals/Internet Service Providers	7.2%
Oracle Corp. Enterprise Software/Services	4.5%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	3.0%
National Instruments Corp. Electronic Measuring Instruments	2.9%

25.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 7.6% of total net assets.

*Includes Securities Sold Short of (0.8)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Global & International Funds | 55

Janus Global Technology Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	24.24%	13.95%	9.25%	5.88%	1.18%
MOP	17.07%	12.61%	8.61%	5.46%

Janus Global Technology Fund – Class C Shares
NAV	23.43%	13.40%	8.48%	5.12%	1.99%
CDSC	22.43%	13.40%	8.48%	5.12%

Janus Global Technology Fund – Class D Shares(1)	24.52%	14.11%	9.39%	6.04%	0.94%

Janus Global Technology Fund – Class I Shares	24.60%	14.06%	9.36%	6.02%	0.92%

Janus Global Technology Fund – Class S Shares	24.07%	13.85%	9.10%	5.73%	1.27%

Janus Global Technology Fund – Class T Shares	24.45%	14.06%	9.36%	6.02%	1.02%

S&P 500® Index	19.34%	10.02%	7.57%	4.05%

Morgan Stanley Capital International World Information Technology Index	11.25%	10.07%	6.18%	1.32%

Morningstar Quartile – Class T Shares	2nd	2nd	2nd	2nd

Morningstar Ranking – based on total return for Technology Funds	77/203	77/196	84/194	36/128

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

56 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

There are special risks associated with selling securities short. Stocks sold short have the potential risk of unlimited losses.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 57

Janus Global Technology Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,143.10	$5.75	$1,000.00	$1,019.70	$5.42	1.07%

Class C Shares	$1,000.00	$1,139.30	$9.81	$1,000.00	$1,015.89	$9.25	1.83%

Class D Shares	$1,000.00	$1,144.60	$4.95	$1,000.00	$1,020.46	$4.66	0.92%

Class I Shares	$1,000.00	$1,145.00	$4.14	$1,000.00	$1,021.21	$3.90	0.77%

Class S Shares	$1,000.00	$1,142.40	$6.61	$1,000.00	$1,018.90	$6.23	1.23%

Class T Shares	$1,000.00	$1,144.40	$5.21	$1,000.00	$1,020.21	$4.91	0.97%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

58 | SEPTEMBER 30, 2013

Janus Global Technology Fund

Schedule of Investments

As of September 30, 2013

Shares or Contract Amount		Value

Common Stock – 95.1%
Advertising Services – 0.1%
84,819	Marin Software, Inc.	$1,064,478
Applications Software – 3.8%
86,873	Citrix Systems, Inc.*	6,134,102
139,814	Intuit, Inc.	9,271,066
265,695	RealPage, Inc.*	6,153,496
171,354	Red Hat, Inc.*	7,906,274
140,504	Salesforce.com, Inc.*	7,293,563
		36,758,501
Cellular Telecommunications – 0.3%
124,520	T-Mobile U.S., Inc.	3,233,784
Commercial Services – Finance – 2.3%
32,388	MasterCard, Inc. – Class A	21,789,999
Computer Aided Design – 1.9%
206,270	ANSYS, Inc.*	17,846,480
Computer Services – 0.9%
102,701	Cognizant Technology Solutions Corp. – Class A*	8,433,806
Computer Software – 2.4%
260,581	Blackbaud, Inc.	10,173,082
91,329	Cornerstone OnDemand, Inc.*	4,697,964
209,963	SS&C Technologies Holdings, Inc.*	7,999,590
		22,870,636
Computers – 8.2%
165,393	Apple, Inc.**	78,851,113
Computers – Integrated Systems – 1.5%
114,543	Jack Henry & Associates, Inc.	5,911,564
149,776	Teradata Corp.*	8,303,582
		14,215,146
Computers – Peripheral Equipment – 0.2%
22,406	Stratasys, Ltd.*	2,268,832
Consulting Services – 1.8%
33,743	Corporate Executive Board Co.	2,450,417
118,232	Gartner, Inc.*	7,093,920
120,229	Verisk Analytics, Inc. – Class A*	7,810,076
		17,354,413
Distribution/Wholesale – 0.3%
10,632	W.W. Grainger, Inc.	2,782,501
E-Commerce/Products – 6.4%
60,013	Amazon.com, Inc.*	18,762,464
430,288	eBay, Inc.*,**	24,005,768
44,008	MercadoLibre, Inc.	5,937,119
810,400	Rakuten, Inc.**	12,245,055
		60,950,406
E-Commerce/Services – 3.8%
115,685	ChannelAdvisor Corp.*	4,237,541
207,502	Ctrip.com International, Ltd. (ADR)*	12,124,342
9,108	Netflix, Inc.*	2,816,285
7,632	priceline.com, Inc.*	7,715,570
83,699	QIWI PLC (ADR)	2,616,431
79,688	Zillow, Inc. – Class A*	6,723,277
		36,233,446
Electronic Components – Miscellaneous – 3.0%
557,091	TE Connectivity, Ltd. (U.S. Shares)	28,846,172
Electronic Components – Semiconductors – 5.5%
1,138,531	ARM Holdings PLC**	18,171,381
295,842	Freescale Semiconductor, Ltd.*	4,925,769
317,000	MediaTek, Inc.	3,918,809
1,503,987	ON Semiconductor Corp.*	10,979,105
2,773	Samsung Electronics Co., Ltd.	3,527,701
240,494	Xilinx, Inc.	11,269,549
		52,792,314
Electronic Connectors – 2.7%
340,710	Amphenol Corp. – Class A	26,364,140
Electronic Design Automation – 1.3%
603,970	Cadence Design Systems, Inc.*	8,153,595
120,376	Synopsys, Inc.*	4,538,175
		12,691,770
Electronic Measuring Instruments – 3.1%
5,900	Keyence Corp.**	2,236,213
888,569	National Instruments Corp.	27,483,439
		29,719,652
Electronic Parts Distributors – 0.3%
620,000	WPG Holdings, Ltd.	729,757
1,861,646	WT Microelectronics Co., Ltd.	2,140,836
		2,870,593
Electronics – Military – 0.5%
152,830	Ultra Electronics Holdings PLC**	4,673,118
Enterprise Software/Services – 7.9%
118,106	Advent Software, Inc.	3,749,865
188,929	Apptio, Inc.§	4,287,668
115,005	Aveva Group PLC**	4,836,398
238,435	Informatica Corp.*	9,291,812
1,313,035	Oracle Corp.**	43,553,371
149,023	PROS Holdings, Inc.*	5,095,096
66,477	Workday, Inc. – Class A	5,379,984
		76,194,194
Entertainment Software – 0.5%
429,500	Nexon Co., Ltd.**	5,226,720
Finance – Credit Card – 1.8%
179,542	American Express Co.	13,559,012
66,865	Discover Financial Services	3,379,357
		16,938,369
Industrial Automation and Robotics – 2.2%
125,500	FANUC Corp.**	20,699,583
Instruments – Controls – 1.0%
249,598	Sensata Technologies Holding N.V.*	9,552,115
Internet Applications Software – 1.0%
178,500	Tencent Holdings, Ltd.	9,362,637
Internet Content – Entertainment – 1.3%
28,998	Shutterstock, Inc.	2,108,734
363,454	Youku Tudou, Inc. (ADR)*	9,958,640
		12,067,374
Internet Content – Information/News – 0.8%
18,747	LinkedIn Corp. – Class A*	4,612,887
53,613	Yelp, Inc.*	3,548,108
		8,160,995
Internet Gambling – 0.7%
3,187,702	Bwin.Party Digital Entertainment PLC**	6,300,275

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 59

Janus Global Technology Fund

Schedule of Investments

As of September 30, 2013

Shares or Contract Amount		Value

Internet Infrastructure Software – 1.0%
365,623	TIBCO Software, Inc.*	$9,356,293
Medical Information Systems – 1.2%
102,552	athenahealth, Inc.*	11,133,045
Medical Instruments – 0.2%
5,829	Intuitive Surgical, Inc.*	2,193,278
Multimedia – 1.6%
227,441	Twenty-First Century Fox, Inc. – Class A	7,619,273
116,706	Walt Disney Co.	7,526,370
		15,145,643
Networking Products – 1.8%
754,758	Cisco Systems, Inc.**	17,676,432
Printing – Commercial – 0.6%
102,312	VistaPrint N.V. (U.S. Shares)*	5,782,674
Publishing – Newspapers – 0.4%
217,128	News Corp. – Class A*	3,487,076
REIT – Diversified – 0.8%
101,734	American Tower Corp.	7,541,541
Semiconductor Components/Integrated Circuits – 3.7%
2,066,078	Atmel Corp.*	15,371,621
210,971	Cypress Semiconductor Corp.	1,970,469
5,244,000	Taiwan Semiconductor Manufacturing Co., Ltd.	17,825,272
		35,167,362
Software Tools – 1.0%
122,330	VMware, Inc. – Class A*	9,896,497
Telecommunication Equipment – 0.8%
187,326	NICE Systems, Ltd. (ADR)	7,749,677
Telecommunication Services – 2.7%
565,208	Amdocs, Ltd. (U.S. Shares)	20,709,221
9,600,500	Tower Bersama Infrastructure Tbk PT	4,854,186
		25,563,407
Television – 0.8%
145,360	CBS Corp. – Class B	8,018,058
Toys – 0.8%
72,360	Nintendo Co., Ltd.**	8,194,615
Transactional Software – 0.8%
137,282	Solera Holdings, Inc.	7,258,099
Web Portals/Internet Service Providers – 7.8%
78,446	Google, Inc. – Class A*,**	68,711,636
160,284	Yandex N.V. – Class A*	5,837,543
		74,549,179
Wireless Equipment – 1.6%
1,162,448	Telefonaktiebolaget L.M. Ericsson – Class B	15,471,801

Total Common Stock (cost $665,755,929)		911,298,239

Purchased Option – Call – 0%
45	Netflix, Inc. expires January 2014 exercise price $275.00 (premiums paid $85,635)	228,817

Money Market – 5.4%
51,814,872	Janus Cash Liquidity Fund LLC, 0%£ (cost $51,814,872)	51,814,872

Total Investments (total cost $717,656,436) – 100.5%		963,341,928

Securities Sold Short – (0.8)%
Common Stock Sold Short – (0.8)%
Applications Software – (0.1)%
16,633	ServiceNow, Inc.	(864,084)
Computer Graphics – (0.2)%
25,128	Tableau Software, Inc. – Class A	(1,790,118)
Electronic Components – Semiconductors – (0.4)%
363,345	Imagination Technologies Group PLC*	(1,817,150)
128,639	NVIDIA Corp.	(2,001,622)
		(3,818,772)
Internet Applications Software – (0.1)%
14,471	Splunk, Inc.	(868,839)

Total Securities Sold Short (proceeds $6,128,408)		(7,341,813)

Cash, Receivables and Other Assets, net of Liabilities**– 0.3%		2,443,660

Net Assets – 100%		$958,443,775

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

China	$31,445,619	3.3%
Indonesia	4,854,186	0.5%
Israel	7,749,677	0.8%
Japan	48,602,186	5.0%
Russia	8,453,974	0.9%
South Korea	3,527,701	0.4%
Sweden	15,471,801	1.6%
Taiwan	24,614,674	2.6%
United Kingdom	33,981,172	3.5%
United States††	784,640,938	81.4%

Total	$963,341,928	100.0%

††	Includes Cash Equivalents of 5.4%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United Kingdom	$(1,817,150)	24.8%
United States	(5,524,663)	75.2%

Total	$(7,341,813)	100.0%

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

60 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 10/24/13	1,645,000	$2,662,219	$(68,908)
Japanese Yen 10/24/13	1,173,000,000	11,937,100	(158,894)

		14,599,319	(227,802)

HSBC Securities (USA), Inc.:
British Pound 10/31/13	1,280,000	2,071,386	(49,645)
Japanese Yen 10/31/13	859,000,000	8,742,065	(103,733)

		10,813,451	(153,378)

JPMorgan Chase & Co.:
British Pound 10/10/13	1,030,000	1,667,137	(72,141)
Japanese Yen 10/10/13	703,000,000	7,153,427	(35,083)

		8,820,564	(107,224)

RBC Capital Markets Corp.:
British Pound 11/7/13	975,000	1,577,749	(3,172)
Japanese Yen 11/7/13	925,000,000	9,414,055	57,387

		10,991,804	54,215

Total		$45,225,138	$(434,189)

Schedule of Written Option – Put	Value

Apple, Inc. (LEAPS) expires January 2014 647 contracts exercise price $400.00 (premiums received $1,434,399)	$(318,569)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 61

Janus International Equity Fund (unaudited)

Fund Snapshot
Janus International Equity Fund invests in international companies we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research, in an effort to deliver superior risk-adjusted results over the long term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned 25.74% over the 12-month period ended September 30, 2013, while its primary benchmark, the MSCI EAFE Index, returned 23.77% and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 16.48% during the period.

Market Overview

Developed international markets recorded strong gains during the period, with Japan driving gains during the first half and Europe powering the way higher over the last quarter. Japan led markets higher early on investor optimism over the new government’s plans to help the country’s economy escape deflation, which had been a drag for the past two decades. The appointment of new leadership for the Bank of Japan and its subsequent policy change, involving massive purchases of Japanese government bonds to expand the country’s monetary base, fueled strong gains. Buoyant and complacent global markets hit a speed bump in May, however, when U.S. Federal Reserve (Fed) Chairman Ben Bernanke said the central bank could begin tapering its quantitative easing program in 2013. Conversely, the Fed’s decision not to reduce its bond-buying program in September, as many expected, contributed to another rally later. Improving macroeconomic data in Europe, which indicated stabilization for the region, and a German election, which proceeded smoothly and caused few ripples for the market, aided returns late in the period as well.

Emerging markets significantly underperformed developed markets due in part to ongoing political confusion in India and concerns over inflation in India and China. Developing markets declined further on Bernanke’s initial taper comments, as many of their currencies weakened relative to the dollar and liquidity was withdrawn. Emerging equities rebounded somewhat on the Fed’s nontaper decision, although countries with current account deficits and fiscal deficits that saw their currencies weaken on Fed tapering fears earlier still lagged broader markets significantly.

Performance Discussion

Our consumer discretionary holdings, led by Chinese online travel agency Ctrip.com International and Japanese e-commerce leader Rakuten, were our most significant contributors. Relatedly, our holdings in China and Japan were among key contributors on a country basis.

Ctrip saw strong gains after the company reported earnings that topped market estimates. The company benefited from significant travel demand and improved margins due to a stabilizing competitive environment. We reduced our position on the stock’s gain, but still hold shares based on our belief the online travel industry in China is a multiyear growth story. We believe Ctrip has competitive advantages with its market-leading brand, its strong first mover positioning in online booking, its proprietary research and fulfillment network, and its strong customer service capability.

Rakuten, which we consider the Amazon.com of Japan, rose on greater investor understanding of the company’s credit card business as well as brightening prospects for consumption in Japan. We still believe the full extent of the network effects in Rakuten’s various businesses remain underappreciated by the market; therefore, we added to our position. As online shopping increases in Japan to levels closer to rates in the U.S. and UK, Rakuten is well positioned to benefit.

Staying in Japan, truck manufacturer Isuzu reported significantly better-than-expected results in its latest quarter, and management raised guidance for its fiscal year. While we reduced our position on the stock’s strength, we continue to see growing demand for its trucks in emerging markets, particularly in Southeast Asia. Isuzu’s strong competitive position and the potential for recovery in truck sales in its home market of Japan warranted keeping the company in the Fund, in our view.

62 | SEPTEMBER 30, 2013

(unaudited)

Japan was also home to our most significant individual detractor, Sumco Corp. The silicon wafer manufacturer surprised the market with a downward earnings revision for the year despite having beaten its own forecast for the first half of 2013. Lowered guidance from major customers, including those servicing the Chinese handset market and from Taiwan Semiconductor Manufacturing Co. (TSMC) on a lost order from Qualcomm in the U.S., led to the revision. We believe our long-term thesis of a recovery in silicon wafer market remains intact and expect demand to eventually tighten.

Our holdings in emerging markets India and Brazil also weighed on performance. Within India, Power Finance Corp., a key detractor overall, declined after the CEO was accused of bribing officials. We sold our position in the power industry lender.

Potash Corp. of Saskatchewan, another detractor, suffered along with other global potash producers when Uralkali, the world’s largest potash producer, announced it was breaking up the Russian-Belarusian cartel that controlled a significant percentage of world exports, driving prices lower. We consider this a short-term phenomenon, while longer term fundamentals remain favorable. Given an expected global shortage in grains, farmers will need the soil nutrient used in fertilizer to improve yields. We added to our position.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Outlook

We think the worst of Europe’s economic travails are over and gross domestic product (GDP) estimates will be revised higher for 2014. Despite being better, GDP growth is still far from good. Many countries are struggling to implement structural changes to labor laws and to attract foreign direct investments even though labor unit costs have been falling in many of these countries. We anticipate steady but less than stellar improvements in banks’ earnings, which generally reflect their respective underlying economies’ health. However, valuations still imply a scenario that is worse than we are forecasting, so we remain neutrally weighted in European Union (EU) banks.

In Japan, given Prime Minister Shinzo Abe’s convincing victory in the Upper House in July, we think the prospects for significant reforms are possible to revitalize the country’s economy. Particularly noteworthy is Abe’s support for cutting corporate tax rates. Reforms are also expected to include engaging the private sector to help rebuild the country’s aging infrastructure as well as creating wide-ranging privatization programs and even public-private partnerships. Additionally, we think the country’s successful bid for the 2020 Olympics is likely to serve as a catalyst for further infrastructure spending and could lead to the legalization of casinos.

Consistent with our positive outlook for Japan, we moved to a slight overweight. Among new positions is Fuji Media Holdings, a leading TV broadcaster that we think should benefit from increasing advertising and the potential to add value by developing the country’s first casino and resort. We also added to our positions in several small- to mid-size homebuilders, who plan to merge to become a significant entity and compete against industry leaders. We think the combined company’s valuation could rise in line with the industry leaders rather than the substantial discounts these companies trade at currently, in our view. We also expect to see some benefit from these smaller companies no longer competing against each other and as they integrate some of their functions to reduce costs.

While emerging markets have been whipsawed by the Fed’s taper and nontaper comments, we feel governments in many of these countries are not practicing enough self-help by making unpopular decisions on subsidies and taxes, among others, to boost their economies. Eyeing an election during the first half of 2014, India has made the least progress toward restructuring its unwieldy bureaucracy and encouraging foreign investment. In China, we have struggled to find more high-quality franchises, but we continue to like the Chinese companies we own. Among Southeast Asian countries, Thailand has slowed more than expected due to modest implementation of stimulating infrastructure projects, although we expect growth from these projects once they are fully underway. Meanwhile, the Philippines continues to demonstrate economic strength, and we added to our holdings there.

Thank you for your investment in Janus International Equity Fund.

Janus Global & International Funds | 63

Janus International Equity Fund (unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Ctrip.com International, Ltd. (ADR)	1.66%
Rakuten, Inc.	1.54%
Isuzu Motors, Ltd.	1.33%
Renault S.A.	1.24%
Prudential PLC	1.18%

5 Bottom Performers – Holdings

Contribution

Sumco Corp.	–0.51%
Power Finance Corp., Ltd.	–0.50%
Potash Corp. of Saskatchewan, Inc.	–0.50%
Tullow Oil PLC	–0.30%
PC Jeweller, Ltd.	–0.28%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Consumer Discretionary	4.57%	15.64%	11.06%
Information Technology	0.68%	12.00%	4.33%
Consumer Staples	0.42%	12.39%	11.81%
Utilities	0.39%	0.00%	3.78%
Health Care	0.32%	7.01%	10.14%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Energy	–1.29%	4.77%	7.38%
Industrials	–1.18%	14.07%	12.57%
Financials	–0.90%	24.61%	24.96%
Other**	–0.36%	2.00%	0.00%
Telecommunication Services	0.08%	0.11%	5.06%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

64 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Rakuten, Inc. E-Commerce/Products	2.7%
Samsonite International S.A. Consumer Products – Miscellaneous	2.6%
AIA Group, Ltd. Life and Health Insurance	2.5%
A.P. Moeller – Maersk A/S – Class B Transportation – Marine	2.5%
Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	2.4%

12.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 11.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Global & International Funds | 65

Janus International Equity Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013				per the January 28, 2013 prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	25.26%	9.05%	5.14%	1.32%
MOP	18.02%	7.77%	4.23%

Janus International Equity Fund – Class C Shares
NAV	24.26%	8.19%	4.25%	2.14%
CDSC	23.26%	8.19%	4.25%

Janus International Equity Fund – Class D Shares(1)	25.57%	9.32%	5.34%	1.27%

Janus International Equity Fund – Class I Shares	25.74%	9.44%	5.42%	0.99%

Janus International Equity Fund – Class N Shares	25.78%	9.44%	5.42%	0.95%

Janus International Equity Fund – Class R Shares	24.81%	8.64%	4.62%	1.69%

Janus International Equity Fund – Class S Shares	25.13%	9.24%	5.35%	1.45%

Janus International Equity Fund – Class T Shares	25.50%	9.23%	5.23%	1.20%

Morgan Stanley Capital International EAFE® Index	23.77%	6.35%	1.75%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	16.48%	6.26%	2.27%

Morningstar Quartile – Class I Shares	1st	1st	1st

Morningstar Ranking – based on total return for Foreign Large Blend Funds	72/819	39/713	18/604

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

66 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date — November 28, 2006
(1)	Closed to new investors.

Janus Global & International Funds | 67

Janus International Equity Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,111.50	$5.51	$1,000.00	$1,019.85	$5.27	1.04%

Class C Shares	$1,000.00	$1,107.60	$9.83	$1,000.00	$1,015.74	$9.40	1.86%

Class D Shares	$1,000.00	$1,112.80	$4.45	$1,000.00	$1,020.86	$4.26	0.84%

Class I Shares	$1,000.00	$1,113.60	$3.87	$1,000.00	$1,021.41	$3.70	0.73%

Class N Shares	$1,000.00	$1,113.70	$3.82	$1,000.00	$1,021.46	$3.65	0.72%

Class R Shares	$1,000.00	$1,109.50	$7.77	$1,000.00	$1,017.70	$7.44	1.47%

Class S Shares	$1,000.00	$1,111.00	$6.46	$1,000.00	$1,018.95	$6.17	1.22%

Class T Shares	$1,000.00	$1,111.90	$5.14	$1,000.00	$1,020.21	$4.91	0.97%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

68 | SEPTEMBER 30, 2013

Janus International Equity Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 98.3%
Advanced Materials/Production – 1.2%
544,470	Alent PLC	$3,128,733
Advertising Agencies – 2.1%
271,185	WPP PLC	5,574,880
Agricultural Chemicals – 1.2%
98,163	Potash Corp. of Saskatchewan, Inc.	3,070,036
Automotive – Cars and Light Trucks – 3.6%
592,000	Isuzu Motors, Ltd.**	3,891,249
69,956	Renault S.A.	5,576,532
		9,467,781
Automotive – Truck Parts and Equipment – Original – 2.0%
237,000	NGK Spark Plug Co., Ltd.**	5,230,494
Beverages – Wine and Spirits – 2.9%
6,825,400	LT Group, Inc.	2,822,033
39,219	Pernod-Ricard S.A.	4,869,615
		7,691,648
Brewery – 1.7%
90,838	SABMiller PLC	4,622,183
Building – Residential and Commercial – 0.2%
7,200	Hajime Construction Co., Ltd.**	464,469
Cellular Telecommunications – 1.1%
839,607	Vodafone Group PLC	2,935,594
Chemicals – Diversified – 2.9%
72,193	LyondellBasell Industries N.V. – Class A	5,286,694
38,900	Shin-Etsu Chemical Co., Ltd.**	2,374,847
		7,661,541
Coatings and Paint Products – 0.8%
161,000	Kansai Paint Co., Ltd.**	2,132,906
Commercial Banks – 7.3%
305,392	Banco Bilbao Vizcaya Argentaria S.A.	3,412,247
633,500	Bangkok Bank PCL (NVDR)	3,970,771
1,525,200	China Construction Bank Corp.ß	1,071,277
167,653	ICICI Bank, Ltd.	2,366,559
1,484,500	Seven Bank, Ltd.**	4,954,375
110,532	Standard Chartered PLC	2,649,776
139,058	Turkiye Halk Bankasi A/S	1,019,043
		19,444,048
Commercial Services – 0.4%
58,600	Park24 Co., Ltd.**	1,040,466
Consumer Products – Miscellaneous – 2.6%
2,443,500	Samsonite International S.A.	6,821,019
Diversified Banking Institutions – 4.8%
41,558	BNP Paribas S.A.	2,810,784
56,234	Deutsche Bank A.G.	2,581,747
83,903	Societe Generale S.A.	4,180,055
476,022	UniCredit SpA	3,034,136
		12,606,722
E-Commerce/Products – 2.7%
465,500	Rakuten, Inc.**	7,033,654
E-Commerce/Services – 1.6%
72,052	Ctrip.com International, Ltd. (ADR)*	4,209,998
Electronic Components – Semiconductors – 1.9%
249,773	ARM Holdings PLC	3,986,470
126,500	Sumco Corp.**	1,025,850
		5,012,320
Electronic Measuring Instruments – 1.7%
11,600	Keyence Corp.**	4,396,622
Electronic Parts Distributors – 0.3%
155,567	Electrocomponents PLC	695,013
Finance – Mortgage Loan Banker – 0.5%
117,620	Housing Development Finance Corp.	1,435,960
Finance – Other Services – 0.9%
113,000	Japan Exchange Group, Inc.**	2,498,464
Food – Miscellaneous/Diversified – 1.0%
71,498	Unilever N.V.	2,781,058
Industrial Automation and Robotics – 1.6%
25,100	FANUC Corp.**	4,139,917
Internet Content – Entertainment – 0.7%
70,447	Youku Tudou, Inc. (ADR)*	1,930,248
Life and Health Insurance – 5.1%
1,404,400	AIA Group, Ltd.	6,600,356
356,984	ING Groep N.V.*	4,032,645
154,598	Prudential PLC	2,880,351
		13,513,352
Machinery – General Industrial – 1.4%
120,387	Hexagon A.B. – Class B	3,631,906
Medical – Drugs – 5.0%
17,365	Novo Nordisk A/S – Class B	2,948,613
13,154	Roche Holding A.G.	3,548,568
134,225	Shire PLC	5,383,948
133,115	Swedish Orphan Biovitrum A.B.*	1,326,198
		13,207,327
Medical Instruments – 1.0%
162,673	Elekta A.B. – Class B	2,618,407
Metal – Diversified – 2.6%
651,577	Glencore Xstrata PLC	3,551,199
67,686	Rio Tinto PLC	3,312,098
		6,863,297
Multi-Line Insurance – 0.6%
153,300	BB Seguridade Participacoes S.A.	1,508,924
Oil – Field Services – 1.3%
153,835	Petrofac, Ltd.	3,498,627
Oil Companies – Exploration and Production – 1.2%
163,315	Athabasca Oil Corp.*	1,244,803
125,109	Tullow Oil PLC	2,073,742
		3,318,545
Real Estate Management/Services – 2.9%
55,670	Arnest One Corp.**	1,308,483
19,700	Iida Home Max**	400,494
202,000	Mitsubishi Estate Co., Ltd.**	5,952,300
		7,661,277
Real Estate Operating/Development – 0.3%
186	Tact Home Co., Ltd.**	410,684
17,500	Touei Housing Corp.**	410,790
		821,474

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 69

Janus International Equity Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Recreational Vehicles – 1.3%
233,900	Yamaha Motor Co., Ltd.**	$3,412,827
REIT – Diversified – 0.1%
96,071	Fibra Uno Administracion S.A. de C.V.	266,179
Retail – Drug Store – 1.7%
105,700	Sugi Holdings Co., Ltd.**	4,527,849
Retail – Jewelry – 2.2%
47,987	Cie Financiere Richemont S.A.	4,808,785
641,018	PC Jeweller, Ltd.	961,015
		5,769,800
Semiconductor Components/Integrated Circuits – 1.9%
1,502,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,105,560
Soap and Cleaning Preparations – 1.6%
59,493	Reckitt Benckiser Group PLC	4,352,817
Steel – Producers – 0.7%
82,349	ThyssenKrupp A.G.	1,969,443
Steel Pipe and Tube – 1.5%
64,868	Vallourec S.A.	3,884,569
Television – 2.1%
257,500	Fuji Media Holdings, Inc.**	5,654,100
Tobacco – 3.8%
683,190	ITC, Ltd.	3,714,982
175,000	Japan Tobacco, Inc.**	6,285,613
		10,000,595
Toys – 0.9%
21,200	Nintendo Co., Ltd.**	2,400,855
Transportation – Marine – 2.5%
714	A.P. Moeller – Maersk A/S – Class B	6,547,666
Transportation – Railroad – 2.4%
51,285	Canadian Pacific Railway, Ltd.	6,328,586
Transportation – Services – 4.1%
64,712	Koninklijke Vopak N.V.	3,707,595
30,899	Kuehne + Nagel International A.G.	4,049,919
21,537	Panalpina Welttransport Holding A.G.	3,175,403
		10,932,917
Wireless Equipment – 2.4%
483,326	Telefonaktiebolaget L.M. Ericsson – Class B	6,432,910

Total Common Stock (cost $211,196,428)		260,255,583

Right – 0%
Commercial Banks – 0%
305,392	Banco Bilbao Vizcaya Argentaria S.A.* (cost $40,879)	40,897

Total Investments (total cost $211,237,307) – 98.3%		260,296,480

Cash, Receivables and Other Assets, net of Liabilities – 1.7%		4,507,403

Net Assets – 100%		$264,803,883

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Brazil	$1,508,924	0.6%
Canada	10,643,425	4.1%
China	7,211,523	2.8%
Denmark	9,496,279	3.6%
France	21,321,555	8.2%
Germany	4,551,190	1.7%
Hong Kong	13,421,375	5.1%
India	8,478,516	3.3%
Italy	3,034,136	1.2%
Japan	69,947,308	26.9%
Mexico	266,179	0.1%
Netherlands	10,521,298	4.0%
Philippines	2,822,033	1.1%
Spain	3,453,144	1.3%
Sweden	14,009,421	5.4%
Switzerland	15,582,675	6.0%
Taiwan	5,105,560	2.0%
Thailand	3,970,771	1.5%
Turkey	1,019,043	0.4%
United Kingdom	48,645,431	18.7%
United States	5,286,694	2.0%

Total	$260,296,480	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 10/24/13	800,000,000	$8,141,245	$(114,757)

HSBC Securities (USA), Inc.: Japanese Yen 10/31/13	868,000,000	8,833,658	(101,620)

JPMorgan Chase & Co.: Japanese Yen 10/10/13	1,050,000,000	10,684,351	(75,549)

RBC Capital Markets Corp.: Japanese Yen 11/7/13	702,000,000	7,144,504	43,552

Total		$34,803,758	$(248,374)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

70 | SEPTEMBER 30, 2013

Janus Overseas Fund (unaudited)

Fund Snapshot I believe that company fundamentals drive share prices over the long term. I use intensive, fundamental research to make high-conviction investments.	Brent Lynn portfolio manager

Performance Overview

During the 12-month period ended September 30, 2013, Janus Overseas Fund’s Class T Shares returned 13.22%. Its primary benchmark, the MSCI All Country World ex-U.S Index, returned 16.48%, and its secondary benchmark, the MSCI EAFE Index, returned 23.77%.

Despite the positive absolute return, I am disappointed with the Fund’s one-year performance and especially with the three-year performance relative to the benchmarks. My investment approach has not changed, however, and I am optimistic about the Fund because of the strong long-term prospects of our companies and their attractive stock valuations.

I see two key reasons for the poor performance of the Fund in the last year as well as over the past three years. The most important reason by far is that my style of opportunistic investment has been out of favor in the past three years. I prefer to invest in long-term, high-conviction opportunities even if there are short-term headwinds.

I believe that during the past few years we have seen a highly momentum- and safety-oriented market. Companies with near-term visibility of earnings and cash flows, especially if they are growing, have performed extremely well, despite often trading at high valuations. Meanwhile, on the other end of this bifurcated market, many stocks facing near-term uncertainty in their businesses have dramatically underperformed, seemingly regardless of attractively low valuations or longer-term growth prospects. The Overseas Fund is overwhelmingly invested in companies with attractive, long-term growth, but many of these holdings are cyclical businesses sensitive to the difficult global economic and political macroeconomic environment of the past few years. Even in the cases where the economic environment has hurt shorter term results, I believe these companies remain competitively advantaged and will emerge strongly positioned.

I like situations where fear and short-term noise provide opportunities to own companies with great long-term prospects at compelling valuations. Many of these names are in emerging markets or in out-of-favor segments of the market, such as cyclicals, energy, and financials. As long as we have conviction in a company’s franchise value, competitive advantages, long-term growth prospects, and compelling valuation, I have maintained or increased our position.

The second and related reason for the underperformance is the Fund’s large weight in emerging markets, relative to the benchmark. During the past three years, large emerging markets such as Brazil, India and China have dramatically underperformed. I believe this underperformance is unwarranted. Many of the world’s most pressing economic problems, such as aging populations, looming government debt, fiscal deficits and slow economic growth are most pronounced in Europe, Japan and the U.S. The reasons for underperformance in these markets are short-term slowdowns in economic growth and concerns about the near-term political environment. I took advantage of the market weakness to increase our investments in strong emerging market franchises at what I thought were attractive valuations.

I believe there are fundamental reasons why the extreme bifurcation in the market will not last.

First, the pressure on economically sensitive stocks should ease. The global economy won’t stay down forever. The U.S. may not be firing on all cylinders, but clearly our economy has strengthened this year. Europe has recently shown signs of a small pickup. Chinese growth also appears to be seeing a modest acceleration over the past few months, refuting the arguments of those predicting a hard-landing. In Japan, (Prime Minister Shinzo Abe) Abenomics-fueled optimism has spurred at least a temporary increase in economic activity. In addition, I believe that the likelihood of a dangerous outcome from either the European sovereign debt crisis or the Chinese leadership transition is greatly reduced from a year ago. And fortunately, the U.S. appears to have avoided a worst-case scenario in its debt ceiling saga.

Second, over the long term, I believe the BRICs (Brazil, Russia, India and China) and other emerging markets will

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be the key growth engines of the global economy, driven by secular trends of globalization, urbanization, and infrastructure development. On a near-term basis, I also see some cause for macroeconomic optimism. In China, a pickup in economic activity and a relatively smooth leadership transition laid the groundwork for a new period of reforms necessary to transform its economy. In India, under the surface, the government is making modest progress restarting stalled infrastructure projects, implementing pragmatic reforms, and reducing the current account deficit.

Valuation is the third, and by far the most important, reason why I believe the market bifurcation will not last. The valuations of some of our holdings are the most attractive I’ve seen since the 2008-2009 financial crisis. The fund and my investment philosophy are all about investing in what I think are competitively advantaged companies with long-term growth opportunities trading at valuations far below their intrinsic values.

Detractors from Performance

Relative to its primary benchmark, the MSCI All-Country World ex-U.S. Index, the Fund’s large exposure to emerging markets, particularly India and Brazil, significantly hurt performance during the period. On a sector basis, the Fund’s investments in energy and financials significantly hurt performance.

Currency detracted from the Fund’s absolute performance during the period primarily due to the fall in the Indian rupee and Brazilian real. The Fund’s hedge against Japanese yen exposure helped performance. For the past few years, I have hedged most of our yen exposure because I felt Japan’s high level of government debt would eventually lead to a weaker yen.

Brazilian energy conglomerate Petroleo Brasileiro (Petrobras) was the biggest detractor during the period. Production shortfalls, and more importantly the unwillingness of the Brazilian government to raise refined product prices to global levels, pressured the stock. I saw Petrobras as a global leader in deepwater production with one of the most exciting production growth outlooks of any large oil company globally. I maintained a significant position in Petrobras during the period, but I am monitoring refined product price developments in Brazil, because the company needs price increases to fund its huge development program.

Indian real estate developer DLF was the second largest detractor during the period. The stock fell due to investor concerns about the fall in the rupee, and the rise in domestic interest rates and from disappointment in the company’s slower than expected divestment of assets to reduce debt levels. I believed that demand for DLF’s high-end launches remained strong and that the company’s asset disposal program was only modestly delayed. I added to our position during the period.

Brazil-based oil and gas company OGX Petroleo e Gas Participacoes was the third-largest detractor during the period. The stock fell significantly as a result of very disappointing flow rates from its producing fields, exploration disappointments and cash flow concerns. I was disappointed by these unexpected developments and sold our position during the period.

Contributors to Performance

U.S.-based airlines Delta Air Lines and United Continental Holdings were the two largest positive contributors to performance during the period. Despite higher oil prices and a lackluster economic environment, improving operations and merger synergies, continued industry capacity discipline and airline consolidation led to solid cash flows and profits. Delta in particular demonstrated strong performance. I believed that the cash flow generation potential for both companies had still not been fully appreciated by the market, but I cut both positions based on valuation.

China-based online travel provider Ctrip.com International was the third-largest positive contributor to performance. As the market leader in online travel in China, Ctrip was well positioned to take advantage of the rapid growth in Chinese travel and the consumer shift toward online platforms. The company’s margins also benefited from a moderation in the competitive environment. I continued to believe in Ctrip’s competitive position and in the explosive long-term growth of Chinese travel, but I cut our position based on valuation.

Derivatives

In aggregate, derivatives added to performance during the period. In addition to the currency hedge on the Japanese yen, the Fund selectively utilized swaps during the period. We used these instruments to hedge downside risks, access markets, and establish positions more quickly.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Investment Strategy and Outlook

I too am a shareholder of Janus Overseas Fund, but more importantly, I am a steward of your money. I take my

72 | SEPTEMBER 30, 2013

(unaudited)

responsibility very seriously. I recognize that you have trusted me, and Janus, with your hard-earned savings.

I am hopeful an improving global situation will provide a better backdrop for global risk assets, especially in emerging markets. I strongly believe that our stocks are poised to reflect the earnings, cash flows and prospects of the underlying companies. We constantly evaluate the portfolio to make sure we still have conviction in the core franchise and in the long-term prospects of each holding.

Conviction always is important, but in difficult times, it is critical. My conviction in the portfolio comes from our team’s tremendous, in-depth fundamental research. The risk averse, momentum-oriented markets of the past few years have created tremendous opportunities to buy strong franchises on sale around the world. Many of our holdings have been out of favor in this environment because of perceived short-term stock specific or macro headwinds. As markets once again take a longer-term view and focus more on valuation, and as our companies’ strong long-term growth prospects become more visible, I believe the Fund can once again perform to my expectations and to the expectations of my fundholders.

Thank you for your continued investment in Janus Overseas Fund.

Janus Global & International Funds | 73

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Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	4.24%
United Continental Holdings, Inc.	2.25%
Ctrip.com International, Ltd. (ADR)	2.05%
Morgan Stanley & Co. International PLC Custom Japanese Basket Total Return Swap	1.73%
Melco International Development, Ltd.	1.65%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–2.43%
DLF, Ltd.	–1.51%
OGX Petroleo e Gas Participacoes S.A.	–1.26%
Reliance Industries, Ltd.	–1.09%
Adani Enterprises, Ltd.	–0.81%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	2.77%	13.83%	10.71%
Materials	1.48%	3.05%	9.85%
Health Care	0.56%	3.78%	7.58%
Information Technology	0.24%	10.85%	6.34%
Telecommunication Services	0.05%	0.02%	5.51%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–8.17%	18.83%	9.88%
Financials	–3.79%	27.36%	26.23%
Consumer Staples	–0.64%	1.55%	10.51%
Consumer Discretionary	–0.55%	18.24%	9.88%
Other**	–0.45%	2.12%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

74 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Li & Fung, Ltd. Distribution/Wholesale	8.7%
Reliance Industries, Ltd. Oil Refining and Marketing	6.4%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	5.0%
United Continental Holdings, Inc. Airlines	4.4%
Evergrande Real Estate Group, Ltd. Real Estate Operating/Development	3.8%

28.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 40.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Global & International Funds | 75

Janus Overseas Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	12.99%	3.67%	10.32%	9.67%	0.99%
MOP	6.49%	2.45%	9.67%	9.34%

Janus Overseas Fund – Class C Shares
NAV	12.04%	3.42%	9.49%	8.94%	1.75%
CDSC	11.04%	3.42%	9.49%	8.94%

Janus Overseas Fund – Class D Shares(1)	13.31%	3.84%	10.50%	9.81%	0.64%

Janus Overseas Fund – Class I Shares	13.38%	3.77%	10.46%	9.78%	0.63%

Janus Overseas Fund – Class N Shares	13.46%	3.77%	10.46%	9.78%	0.49%

Janus Overseas Fund – Class R Shares	12.61%	3.61%	9.88%	9.27%	1.25%

Janus Overseas Fund – Class S Shares	12.91%	3.70%	10.16%	9.52%	1.01%

Janus Overseas Fund – Class T Shares	13.22%	3.77%	10.46%	9.78%	0.76%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	16.48%	6.26%	8.77%	N/A**

Morgan Stanley Capital International EAFE® Index	23.77%	6.35%	8.01%	5.14%

Morningstar Quartile – Class T Shares	4th	4th	1st	1st

Morningstar Ranking – based on total return for Foreign Large Growth Funds	234/267	219/228	18/167	6/71

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

76 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Global & International Funds | 77

Janus Overseas Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,057.90	$3.97	$1,000.00	$1,021.21	$3.90	0.77%

Class C Shares	$1,000.00	$1,053.10	$8.75	$1,000.00	$1,016.55	$8.59	1.70%

Class D Shares	$1,000.00	$1,059.20	$3.10	$1,000.00	$1,022.06	$3.04	0.60%

Class I Shares	$1,000.00	$1,059.70	$2.48	$1,000.00	$1,022.66	$2.43	0.48%

Class N Shares	$1,000.00	$1,059.80	$2.43	$1,000.00	$1,022.71	$2.38	0.47%

Class R Shares	$1,000.00	$1,056.10	$6.08	$1,000.00	$1,019.15	$5.97	1.18%

Class S Shares	$1,000.00	$1,057.20	$4.80	$1,000.00	$1,020.41	$4.71	0.93%

Class T Shares	$1,000.00	$1,058.70	$3.51	$1,000.00	$1,021.66	$3.45	0.68%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

78 | SEPTEMBER 30, 2013

Janus Overseas Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 98.5%
Agricultural Operations – 0.1%
184,405,502	Chaoda Modern Agriculture Holdings, Ltd.ß,£	$4,755,354
Airlines – 7.9%
7,123,462	Delta Air Lines, Inc.	168,042,469
6,943,999	United Continental Holdings, Inc.*,**	213,250,209
		381,292,678
Apparel Manufacturers – 0.8%
1,422,237	Burberry Group PLC	37,617,522
Automotive – Cars and Light Trucks – 1.8%
2,723,200	Nissan Motor Co., Ltd.**	27,265,250
610,097	Renault S.A.	48,633,791
4,498,500	SAIC Motor Corp., Ltd.ß	9,941,964
		85,841,005
Building – Residential and Commercial – 2.1%
27,800	Hajime Construction Co., Ltd.**	1,793,366
23,808,200	MRV Engenharia e Participacoes S.A.£	97,884,602
		99,677,968
Building and Construction – Miscellaneous – 0.3%
2,096,608	UGL, Ltd.	16,250,198
Building and Construction Products – Miscellaneous – 0.6%
34,683,800	Louis XIII Holdings, Ltd.£	30,857,075
Casino Services – 0.1%
25,345,500	Melco Crown Philippines Resorts Corp.*	6,404,054
Commercial Banks – 3.3%
3,303,723	Axis Bank, Ltd.	53,189,412
3,043,564	Punjab National Bank	22,435,345
2,038,602	State Bank of India	52,590,070
4,016,133	Turkiye Halk Bankasi A/S	29,430,961
		157,645,788
Distribution/Wholesale – 9.9%
26,061,085	Adani Enterprises, Ltd.	58,595,810
287,414,180	Li & Fung, Ltd.	418,019,257
		476,615,067
Diversified Banking Institutions – 2.5%
1,535,415	Deutsche Bank A.G.	70,492,094
979,075	Societe Generale S.A.	48,777,605
		119,269,699
Diversified Operations – 2.0%
31,392,535	Melco International Development, Ltd.	84,191,592
1,219,723	Orascom Development Holding A.G.	11,872,096
		96,063,688
Diversified Operations – Commercial Services – 2.6%
74,878,133	John Keells Holdings PLC£	123,756,126
E-Commerce/Products – 2.3%
7,266,100	Rakuten, Inc.**	109,789,972
E-Commerce/Services – 3.0%
1,955,613	Ctrip.com International, Ltd. (ADR)*	114,266,468
966,190	QIWI PLC (ADR)£	30,203,099
		144,469,567
Electric Products – Miscellaneous – 1.1%
5,186,739	Havells India, Ltd.	52,683,514
Electronic Components – Semiconductors – 3.4%
9,302,996	ARM Holdings PLC	148,479,298
2,071,300	Sumco Corp.**	16,797,172
		165,276,470
Entertainment Software – 2.2%
8,649,200	Nexon Co., Ltd.**	105,254,815
Finance – Other Services – 1.5%
3,345,500	Japan Exchange Group, Inc.**	73,969,999
Food – Retail – 1.2%
3,430,581	X5 Retail Group N.V. (GDR)	56,810,421
Hotels and Motels – 2.3%
68,405,165	Shangri-La Asia, Ltd.	113,248,619
Independent Power Producer – 0.3%
28,209,649	Adani Power, Ltd.*	14,532,926
Internet Content – Entertainment – 2.8%
4,973,828	Youku Tudou, Inc. (ADR)*,£	136,282,887
Medical – Drugs – 5.2%
37,138,611	Genomma Lab Internacional S.A.B. de C.V. – Class B*	84,792,904
1,533,068	Jazz Pharmaceuticals PLC*,£	140,996,264
1,780,895	Strides Arcolab, Ltd.	24,481,617
		250,270,785
Metal – Diversified – 1.3%
10,190,671	Hindustan Zinc, Ltd.	21,740,641
9,105,139	Turquoise Hill Resources, Ltd.*	40,225,636
		61,966,277
Metal – Iron – 2.2%
23,900,081	Fortescue Metals Group, Ltd.	105,884,742
Oil Companies – Exploration and Production – 6.5%
4,373,929	Africa Oil Corp.*	34,740,013
2,836,136	Athabasca Oil Corp.*	21,617,310
5,212,505	Cobalt International Energy, Inc.*,**	129,582,874
6,970,702	Karoon Gas Australia, Ltd.*	33,417,968
3,294,651	Niko Resources, Ltd.*,£	12,092,223
15,055,379	Ophir Energy PLC*	81,347,495
		312,797,883
Oil Companies – Integrated – 7.1%
5,140,157	Pacific Rubiales Energy Corp.	101,515,481
15,619,570	Petroleo Brasileiro S.A. (ADR)**	241,947,139
		343,462,620
Oil Refining and Marketing – 6.4%
23,420,121	Reliance Industries, Ltd.	307,679,034
Property and Casualty Insurance – 1.1%
10,616,336	Reliance Capital, Ltd.	53,463,258
Real Estate Management/Services – 0.6%
1,283,900	Arnest One Corp.**	30,177,137
Real Estate Operating/Development – 6.9%
45,392,986	DLF, Ltd.	92,852,586
19,009,618	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	25,696,305
444,110,268	Evergrande Real Estate Group, Ltd.	185,530,290
25,836,460	PDG Realty S.A. Empreendimentos e Participacoes	28,683,857
		332,763,038

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 79

Janus Overseas Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

REIT – Hotels – 0.3%
7,505,200	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	$12,249,455
Steel Pipe and Tube – 1.0%
772,504	Vallourec S.A.	46,260,791
Sugar – 0%
7,888,155	Bajaj Hindusthan, Ltd.£	1,543,609
854,343	Bajaj Hindusthan, Ltd. (GDR) (144A)	167,195
		1,710,804
Television – 0.2%
401,700	Fuji Media Holdings, Inc.**	8,820,397
Toys – 3.5%
1,477,900	Nintendo Co., Ltd.**	167,369,017
Transportation – Railroad – 0.5%
1,789,464	Globaltrans Investment PLC (GDR)	25,947,228
Transportation – Services – 0.7%
229,000	Panalpina Welttransport Holding A.G.	33,763,632
Wireless Equipment – 0.9%
3,376,736	Telefonaktiebolaget L.M. Ericsson – Class B	44,943,248

Total Common Stock (cost $5,209,236,154)		4,747,894,758

Money Market – 0.1%
5,128,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $5,128,000)	5,128,000

Total Investments (total cost $5,214,364,154) – 98.6%		4,753,022,758

Cash, Receivables and Other Assets, net of Liabilities**– 1.4%		68,252,840

Net Assets – 100%		$4,821,275,598

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$155,552,908	3.3%
Brazil	368,515,598	7.8%
Canada	210,190,663	4.4%
China	450,776,963	9.5%
France	143,672,187	3.0%
Germany	70,492,094	1.5%
Hong Kong	646,316,543	13.6%
India	755,955,017	15.9%
Japan	541,237,125	11.4%
Mexico	97,042,359	2.0%
Philippines	6,404,054	0.1%
Russia	112,960,748	2.4%
Sri Lanka	123,756,126	2.6%
Sweden	44,943,248	0.9%
Switzerland	45,635,728	1.0%
Turkey	55,127,266	1.2%
United Kingdom	267,444,315	5.6%
United States††	656,999,816	13.8%

Total	$4,753,022,758	100.0%

††	Includes Cash Equivalents of 0.1%.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 10/24/13	19,150,000,000	$194,881,048	$(2,747,005)

HSBC Securities (USA), Inc.: Japanese Yen 10/31/13	16,650,000,000	169,447,467	(2,010,658)

JPMorgan Chase & Co.: Japanese Yen 10/10/13	17,700,000,000	180,107,630	(135,036)

RBC Capital Markets Corp.: Japanese Yen 11/7/13	18,300,000,000	186,245,630	1,135,337

Total		$730,681,775	$(3,757,362)

Total Return Swaps outstanding at September 30, 2013

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Depreciation

Credit Suisse International	$59,510,143	1 month USD LIBOR plus 75 basis points	Moscow Exchange MICEX	8/22/14	$(4,656,880)
Morgan Stanley & Co. International PLC	27,419,207,824 JPY	1 day JPY LIBOR plus 50 basis points	Custom Japanese Basket	12/30/14	(1,288,643)
Morgan Stanley & Co. International PLC	$127,714,172	1 month USD LIBOR plus 85 basis points	Sberbank of Russia	1/20/15	(1,402,637)
UBS A.G.	122,554,740	1 month USD LIBOR plus 95 basis points	Sberbank of Russia	9/16/14	(1,345,973)

Total					$(8,694,133)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

80 | SEPTEMBER 30, 2013

Notes to Schedules of Investments and Other Information

Morgan Stanley Capital International All Country Asia ex-Japan Index	A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Morgan Stanley Capital International World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

L.P.	Limited Partnership

LEAPS	Long-Term Equity Anticipation Securities

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Private Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

Janus Global & International Funds | 81

Notes to Schedules of Investments and Other Information (continued)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Asia Equity Fund	$13,165	0.1%
Janus Emerging Markets Fund	77,969	0.3%
Janus Overseas Fund	167,195	0.0%

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2013, is noted below.

Fund	Aggregate Value

Janus Asia Equity Fund	$169,960
Janus Emerging Markets Fund	1,537,423
Janus Global Life Sciences Fund	83,213,252
Janus Global Select Fund	112,375,160
Janus Global Technology Fund	136,727,445
Janus International Equity Fund	69,947,308
Janus Overseas Fund	1,148,533,844

ß	Security is illiquid.

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$5,786,786	0.4%
GMP Cos. – Private Placement	3/9/09	877,931	0	0.0%
Lifesync Corp.	3/9/09	35,091	35,091	0.0%
Lifesync Holdings – Private Placement	3/9/09	4,956,111	0	0.0%
Portola Pharmaceuticals, Inc. – Private Placement, 8.0000%	7/3/08	4,130,810	7,028,215	0.5%

		$15,786,729	$12,850,092	0.9%

Janus Global Technology Fund
Apptio, Inc.	5/2/13	$4,287,668	$4,287,668	0.4%

The Funds have registration rights for certain restricted securities held as of September 30, 2013. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended September 30, 2013. Except for the value at year end, all other information in the table is for the year ended September 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/13

Janus Asia Equity Fund
Janus Cash Liquidity Fund LLC	16,025,567	$16,025,567	(15,804,567)	$(15,804,567)	$–	$631	$246,000

Janus Emerging Markets Fund
Janus Cash Liquidity Fund LLC	28,069,917	$28,069,917	(28,378,949)	$(28,378,949)	$–	$1,011	$265,066

82 | SEPTEMBER 30, 2013

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/13

Janus Global Life Sciences Fund
Janus Cash Liquidity Fund LLC	306,957,742	$306,957,742	(268,643,000)	$(268,643,000)	$–	$29,153	$59,727,573
Lipocine, Inc.	833,333	4,999,998	(77,364)	(464,184)	348,138	–	7,937,674
Mediquest Therapeutics – Private Placement	–	–	(8,364,183)	(5,018,510)	(5,018,510)	–	–

		$311,957,740		$(274,125,694)	$(4,670,372)	$29,153	$67,665,247

Janus Global Research Fund
Janus Cash Liquidity Fund LLC	339,615,606	$339,615,606	(342,643,647)	$(342,643,647)	$–	$6,516	$21,439,471

Janus Global Select Fund
Bwin.Party Digital Entertainment PLC(1)	–	$–	(15,551,248)	$(63,051,236)	$(31,427,599)	$1,385,287	N/A
Janus Cash Liquidity Fund LLC	241,992,336	241,992,336	(239,972,336)	(239,972,336)	–	4,132	$2,020,000

		$241,992,336		$(303,023,572)	$(31,427,599)	$1,389,419	$2,020,000

Janus Global Technology Fund
Janus Cash Liquidity Fund LLC	265,773,583	$265,773,583	(247,284,000)	$(247,284,000)	$–	$45,854	$51,814,872

Janus International Equity Fund
Janus Cash Liquidity Fund LLC	124,070,127	$124,070,127	(125,274,127)	$(125,274,127)	$–	$6,207	$–

Janus Overseas Fund
Bajaj Hindusthan, Ltd.(1)	–	$–	(28,388,606)	$(86,055,504)	$(76,328,651)	$45,753	N/A
Chaoda Modern Agriculture Holdings, Ltd.	–	–	(4,076,000)	(2,958,727)	(2,879,845)	–	$4,755,354
Janus Cash Liquidity Fund LLC	719,536,803	719,536,803	(714,408,803)	(714,408,803)	–	13,867	5,128,000
Jazz Pharmaceuticals PLC(1)	199,688	10,532,407	(1,541,270)	(76,986,437)	39,970,814	–	N/A
John Keells Holdings PLC	–	–	(11,658,000)	(13,838,466)	9,715,525	2,229,667	123,756,126
Louis XIII Holdings, Ltd.(2),(3)	35,451,800	31,405,847	(768,000)	(680,352)	(24,835)	–	30,857,075
MRV Engenharia e Participacoes S.A.(1)	–	–	(2,742,200)	(15,983,295)	(668,747)	3,167,745	N/A
Niko Resources, Ltd.(1)	–	–	(85,397)	(7,887,298)	(7,549,342)	–	N/A
QIWI PLC (ADR)	987,546	16,875,139	(21,356)	(367,705)	286,160	552,161	30,203,099
Youku Tudou, Inc. (ADR)(1)	–	–	(788,450)	(37,987,521)	(18,726,803)	–	N/A

		$778,350,196		$(957,154,108)	$(56,205,724)	$6,009,193	$194,699,654

(1)	Company was no longer an affiliate as of September 30, 2013.
(2)	Prior to May 15, 2013, this security was named Paul Y Engineering Group, Ltd.
(3)	A reverse stock split occurred on May 28, 2013.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Asia Equity Fund
Common Stock
Commercial Banks	$1,050,600	$144,164	$–
All Other	11,323,754	–	–

Fully Funded Total Return Swaps	–	271,302	–

Money Market	–	246,000	–

Total Investments in Securities	$12,374,354	$661,466	$–

Investments in Securities:
Janus Emerging Markets Fund
Common Stock
Banking	$–	$162,813	$–
Building Products – Cement and Aggregate	139,239	78,674	–
Cellular Telecommunications	–	162,019	–
Commercial Banks	1,847,702	2,291,605	–
Food – Retail	250,849	199,962	–
Metal – Diversified	236,772	111,630	–
Metal – Iron	99,962	266,822	–

Janus Global & International Funds | 83

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Oil Companies – Integrated	398,311	216,395	–
Real Estate Operating/Development	1,592,522	135,191	–
Semiconductor Components/Integrated Circuits	–	1,111,558	–
Telecommunication Services	–	181,655	–
Transportation – Railroad	296,813	274,209	–
Web Portals/Internet Service Providers	–	198,869	–
All Other	15,550,268	–	–

Corporate Bond	–	77,969	–

Preferred Stock	–	224,745	–

Money Market	–	265,066	–

Total Investments in Securities	$20,412,438	$5,959,182	$–

Other Financial Instruments(a) – Assets:
Outstanding swap contracts at value	$–	$1,404	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$7,213	$–
Outstanding swap contracts at value	–	14,451	–

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$299,262,240	$7,242,750	$5,786,786
Medical – Drugs	421,874,213	22,900,189	–
Medical – Generic Drugs	52,081,232	14,374,290	–
Medical Instruments	21,766,403	–	35,091
All Other	459,566,828	–	–

Corporate Bond	–	12,367,575	–

Preferred Stock	–	7,028,215	–

Money Market	–	59,727,573	–

Total Investments in Securities	$1,254,550,916	$123,640,592	$5,821,877

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$11,892	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$585,493	$–

Investments in Securities:
Janus Global Research Fund
Common Stock
Commercial Banks	$87,961,149	$19,892,429	$–
Internet Content – Entertainment	–	9,832,326	–
Oil Companies – Integrated	16,013,307	25,804,030	–
All Other	2,277,402,254	–	–

Right	–	333,738	–

Money Market	–	21,439,471	–

Total Investments in Securities	$2,381,376,710	$77,301,994	$–

Investments in Securities:
Janus Global Select Fund
Common Stock
Oil Companies – Integrated	$21,331,269	$30,969,234	$–
All Other	2,095,179,330	–	–

Preferred Stock	–	34,037,041	–

Purchased Options	–	1,850,358	–

Money Market	–	2,020,000	–

Total Investments in Securities	$2,116,510,599	$68,876,633	$–

84 | SEPTEMBER 30, 2013

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Technology Fund
Common Stock
E-Commerce/Services	$21,492,673	$14,740,773	$–
Enterprise Software/Services	71,906,526	–	4,287,668
Internet Content – Entertainment	2,108,734	9,958,640	–
Telecommunication Equipment	–	7,749,677	–
All Other	779,053,548	–	–

Purchased Options	–	228,817	–

Money Market	–	51,814,872	–

Total Investments in Securities	$874,561,481	$84,492,779	$4,287,668

Investments in Securities Sold Short:
Common Stock	$(7,341,813)	$–	$–

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$57,387	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$491,576	$–
Options written, at value	–	318,569	–

Investments in Securities:
Janus International Equity Fund
Common Stock
Commercial Banks	$15,473,277	$3,970,771	$–
E-Commerce/Services	–	4,209,998	–
Internet Content – Entertainment	–	1,930,248	–
All Other	234,671,289	–	–

Right	–	40,897	–

Total Investments in Securities	$250,144,566	$10,151,914	$–

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$43,552	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$291,926	$–

Investments in Securities:
Janus Overseas Fund
Common Stock
Agricultural Operations	$–	$–	$4,755,354
E-Commerce/Services	–	144,469,567	–
Food – Retail	–	56,810,421	–
Internet Content – Entertainment	–	136,282,887	–
Oil Companies – Integrated	101,515,481	241,947,139	–
Sugar	1,543,609	167,195	–
Transportation – Railroad	–	25,947,228	–
All Other	4,034,455,877	–	–

Money Market	–	5,128,000	–

Total Investments in Securities	$4,137,514,967	$610,752,437	$4,755,354

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$1,135,337	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$4,892,699	$–
Outstanding swap contracts at value	–	8,694,133	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Janus Global & International Funds | 85

Statements of Assets and Liabilities

								Janus
As of September 30, 2013		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund(1)	Select Fund	Technology Fund	Equity Fund	Fund

Assets:
Investments at cost	$13,430	$27,357	$952,856	$2,099,287	$1,759,708	$717,656	$211,237	$5,214,364
Unaffiliated investments at value	$12,790	$26,107	$1,316,348	$2,437,239	$2,183,367	$911,527	$260,296	$4,558,323
Affiliated investments at value	246	265	67,665	21,439	2,020	51,815	–	194,700
Cash	–	–	1	–	272	–	–	–
Cash denominated in foreign currency(2)	68	143	1,670	–	4	–	11	31
Restricted cash (Note 1)	5	467	–	–	19	300	–	108,568
Deposits with broker for short sales	–	–	–	–	–	6,128	–	–
Receivables:
Investments sold	119	339	8,595	45,593	25,036	438	6,195	6,043
Closed foreign currency contracts	–	–	–	–	–	23	–	253
Fund shares sold	1	14	2,235	416	108	540	136	6,594
Dividends	17	29	163	3,450	3,505	463	519	4,771
Foreign dividend tax reclaim	–	1	399	626	986	144	308	1,161
Due from adviser	32	–	–	–	–	–	–	–
Interest	–	2	64	–	–	–	–	–
Outstanding swap contracts at value	–	1	–	–	–	–	–	–
Dividends and interest on swap contracts	–	–	–	–	–	–	–	3,159
Non-interested Trustees’ deferred compensation	–	1	26	47	42	18	5	92
Other assets	–	1	30	134	564	23	14	1,738
Forward currency contracts	–	–	12	–	–	57	44	1,135
Total Assets	13,278	27,370	1,397,208	2,508,944	2,215,923	971,476	267,528	4,886,568
Liabilities:
Payables:
Short sales, at value(3)	–	–	–	–	–	7,342	–	–
Options written, at value(4)	–	–	–	–	–	319	–	–
Due to custodian	130	127	–	48	–	254	505	8,950
Investments purchased	81	308	14,655	28,115	21,003	2,974	1,385	15,925
Fund shares repurchased	14	45	918	1,571	2,000	688	285	23,201
Dividends	–	–	–	–	–	–	–	–
Outstanding swap contracts at value	–	14	–	–	–	–	–	8,694
Dividends and interest on swap contracts	–	–	–	–	–	–	–	–
Advisory fees	9	13	707	927	1,151	501	121	1,397
Fund administration fees	–	–	11	20	18	8	2	40
Internal servicing cost	–	–	–	1	–	–	1	6
Administrative services fees	1	1	180	336	275	123	6	665
Distribution fees and shareholder servicing fees	1	1	9	17	6	3	24	269
Administrative, networking and omnibus fees	–	–	–	4	8	–	2	137
Non-interested Trustees’ fees and expenses	–	–	4	10	7	4	1	31
Non-interested Trustees’ deferred compensation fees	–	1	26	47	42	18	5	92
Foreign tax liability	–	–	–	–	–	–	–	–
Accrued expenses and other payables	58	90	259	436	785	306	95	992
Forward currency contracts	–	7	585	–	–	492	292	4,893
Total Liabilities	294	607	17,354	31,532	25,295	13,032	2,724	65,292
Net Assets	$12,984	$26,763	$1,379,854	$2,477,412	$2,190,628	$958,444	$264,804	$4,821,276

See footnotes at the end of the Statements.

See Notes to Financial Statements.

86 | SEPTEMBER 30, 2013

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Statements of Assets and Liabilities  (continued)

								Janus
As of September 30, 2013		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund(1)	Select Fund	Technology Fund	Equity Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,077	$30,629	$855,141	$2,940,801	$2,705,483	$639,205	$230,345	$6,213,766
Undistributed net investment income/(loss)*	(8)	550	(89)	10,887	8,783	(145)	2,370	173,547
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	309	(3,414)	94,206	(833,742)	(949,848)	74,221	(16,732)	(1,092,168)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	(394)	(1,002)	430,596	359,466	426,210	245,163	48,821	(473,869)
Total Net Assets	$12,984	$26,763	$1,379,854	$2,477,412	$2,190,628	$958,444	$264,804	$4,821,276
Net Assets - Class A Shares	$973	$275	$12,847	$11,746	$7,427	$5,849	$46,617	$184,757
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103	33	305	208	635	256	3,542	5,209
Net Asset Value Per Share(6)	$9.44	$8.23	$42.09	$56.34	$11.69	$22.84	$13.16	$35.47
Maximum Offering Price Per Share(7)	$10.02	$8.73	$44.66	$59.78	$12.40	$24.23	$13.96	$37.63
Net Assets - Class C Shares	$804	$194	$6,686	$5,646	$4,333	$2,152	$14,574	$75,376
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	86	24	164	102	378	97	1,132	2,171
Net Asset Value Per Share(6)	$9.38	$8.12	$40.85	$55.58	$11.48	$22.16	$12.87	$34.73
Net Assets - Class D Shares	$7,477	$9,136	$846,769	$1,365,936	$1,548,438	$655,911	$21,548	$1,281,830
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	788	1,108	19,977	24,527	132,593	28,473	1,642	36,001
Net Asset Value Per Share	$9.48	$8.24	$42.39	$55.69	$11.68	$23.04	$13.12	$35.61
Net Assets - Class I Shares	$1,295	$15,996	$18,712	$103,604	$33,056	$9,679	$51,080	$638,610
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136	1,934	441	1,834	2,819	418	3,887	17,899
Net Asset Value Per Share	$9.49	$8.27	$42.41	$56.50	$11.72	$23.13	$13.14	$35.68
Net Assets - Class N Shares	N/A	N/A	N/A	N/A	N/A	N/A	$110,785	$54,195
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	N/A	N/A	8,439	1,520
Net Asset Value Per Share	N/A	N/A	N/A	N/A	N/A	N/A	$13.13	$35.65
Net Assets - Class R Shares	N/A	N/A	N/A	$1,567	$919	N/A	$1,982	$90,140
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	28	79	N/A	153	2,573
Net Asset Value Per Share	N/A	N/A	N/A	$55.95	$11.59	N/A	$12.97	$35.03
Net Assets - Class S Shares	$791	$337	$9,021	$47,077	$733	$1,226	$8,045	$620,750
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	84	41	216	835	62	54	595	17,575
Net Asset Value Per Share	$9.43	$8.24	$41.85	$56.38	$11.76	$22.71	$13.51	$35.32
Net Assets - Class T Shares	$1,644	$825	$485,819	$941,836	$595,722	$283,627	$10,173	$1,875,618
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	174	100	11,474	16,932	50,966	12,340	781	52,763
Net Asset Value Per Share	$9.45	$8.26	$42.34	$55.62	$11.69	$22.99	$13.02	$35.55

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.
(2)	Includes cost of $67,554, $142,986, $1,669,488, $3,599, $10,642 and $30,858 for Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Select Fund, Janus International Equity Fund and Janus Overseas Fund, respectively.
(3)	Includes proceeds of $6,128,408 on short sales for Janus Global Technology Fund.
(4)	Includes premiums of $1,434,399 on written options for Janus Global Technology Fund.
(5)	Net of foreign tax on investments of $1,638 for Janus Emerging Markets Fund.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

							Janus
For the year ended September 30, 2013		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus
(all numbers in thousands)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund(1)	Select Fund	Technology Fund	Equity Fund	Overseas Fund

Investment Income:
Interest	$–	$6	$84	$–	$–	$–	$–	$–
Interest proceeds from short sales	–	–	–	–	–	3	–	–
Dividends	292	570	6,531	28,416	31,375	8,698	5,323	70,200
Dividends from affiliates	1	1	29	7	1,389	46	6	6,009
Other Income	–	–	4	14	32	–	2	65
Foreign tax withheld	(29)	(59)	(298)	(1,728)	(1,433)	(241)	(421)	(4,328)
Total Investment Income	264	518	6,350	26,709	31,363	8,506	4,910	71,946
Expenses:
Advisory fees	120	230	6,485	8,863	13,864	5,548	1,607	21,717
Internal servicing expense - Class A Shares	–	–	1	1	2	–	6	49
Internal servicing expense - Class C Shares	–	–	–	1	2	–	5	43
Internal servicing expense - Class I Shares	–	1	1	3	1	1	4	61
Shareholder reports expense	5	–	324	505	1,166	448	14	1,244
Transfer agent fees and expenses	3	4	232	195	786	326	12	442
Registration fees	35	33	107	123	109	94	126	182
Custodian fees	24	54	39	106	202	42	44	1,011
Professional fees	39	50	74	115	60	53	54	84
Non-interested Trustees’ fees and expenses	–	–	28	41	18	21	5	23
Short sales dividend expense	–	–	–	–	–	44	–	–
Short sales interest expense	–	–	–	–	–	–	–	–
Stock loan fees	–	–	7	–	–	7	–	–
Fund administration fees	1	3	101	146	217	87	23	576
Administrative services fees - Class D Shares	9	12	797	926	1,810	716	22	1,634
Administrative services fees - Class R Shares	N/A	N/A	N/A	2	4	N/A	4	267
Administrative services fees - Class S Shares	2	1	5	67	3	2	13	1,985
Administrative services fees - Class T Shares	3	5	820	1,393	1,541	639	29	5,753
Distribution fees and shareholder servicing fees - Class A Shares	3	2	16	31	23	11	115	645
Distribution fees and shareholder servicing fees - Class C Shares	8	4	20	45	50	15	146	923
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	4	8	N/A	9	535
Distribution fees and shareholder servicing fees - Class S Shares	2	1	5	67	3	2	13	1,985
Administrative, networking and omnibus fees - Class A Shares	1	1	5	10	19	5	39	600
Administrative, networking and omnibus fees - Class C Shares	–	–	2	5	9	1	20	261
Administrative, networking and omnibus fees - Class I Shares	1	–	7	43	10	7	15	755
Other expenses	6	12	38	201	116	57	14	250
Total Expenses	262	413	9,114	12,893	20,023	8,126	2,339	41,025
Expense and Fee Offset	–	–	(1)	(1)	(2)	(1)	–	(2)
Less: Excess Expense Reimbursement	(69)	(90)	(25)	(1,534)	(65)	(26)	(1)	(414)
Net Expenses after Waivers and Expense Offsets	193	323	9,088	11,358	19,956	8,099	2,338	40,609
Net Investment Income/(Loss)	71	195	(2,738)	15,351	11,407	407	2,572	31,337

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Operations  (continued)

							Janus
For the year ended September 30, 2013		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus
(all numbers in thousands)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund(1)	Select Fund	Technology Fund	Equity Fund	Overseas Fund

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	$780	$442	$117,510	$191,717	$111,273	$76,798	$18,517	$(233,400)
Net realized gain from investments in affiliates	–	–	(4,670)	–	(31,428)	–	–	(56,206)
Net realized gain from futures contracts	22	74	–	–	–	–	–	–
Net realized gain/(loss) from short sales	–	–	(28)	–	–	(590)	–	–
Net realized gain from swap contracts	14	225	–	–	–	–	–	163,197
Net realized gain from written options contracts	–	–	–	59	170	1,196	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(762)	(336)	254,417	(12,172)	396,599	114,476	31,777	811,487
Change in unrealized net appreciation/(depreciation) of short sales	–	–	–	–	–	(1,213)	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	(7)	52	–	–	–	–	–	25,207
Change in unrealized net appreciation/(depreciation) of written option contracts	–	–	–	–	–	377	–	–
Net Gain on Investments	47	457	367,229	179,604	476,614	191,044	50,294	710,285
Net Increase in Net Assets Resulting from Operations	$118	$652	$364,491	$194,955	$488,021	$191,451	$52,866	$741,622

(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.
(2)	Net of foreign tax on investments of $1,638 for Janus Emerging Markets Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

			Janus Emerging		Janus Global		Janus Global		Janus Global
For each year ended September 30	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund(1)		Select Fund
(all numbers in thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Operations:
Net investment income/(loss)	$71	$64	$195	$125	$(2,738)	$(1,698)	$15,351	$1,499	$11,407	$11,259
Net realized gain/(loss) from investment and foreign currency transactions	816	(374)	741	(3,051)	112,812	96,798	191,776	(7,965)	80,015	(267,571)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(769)	1,482	(284)	3,384	254,417	129,678	(12,172)	53,901	396,599	364,467
Net Increase in Net Assets Resulting from Operations	118	1,172	652	458	364,491	224,778	194,955	47,435	488,021	108,155
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(9)	–	(3)	(5)	–	–	(42)	(6)	–	(148)
Class C Shares	(1)	–	–	(4)	–	–	–	–	–	–
Class D Shares	(37)	–	(54)	(34)	–	(673)	(723)	(294)	(8,635)	(19,536)
Class I Shares	(16)	–	(44)	(15)	–	(8)	(439)	(130)	(72)	(271)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	–	–	–	(11)
Class S Shares	(6)	–	(1)	(3)	–	–	(11)	(15)	(9)	–
Class T Shares	(9)	–	(7)	(7)	–	(70)	(569)	(149)	(2,876)	(8,597)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	(4)	(147)	–	–	–	–	–
Class C Shares	–	–	–	(3)	(27)	–	–	–	–	–
Class D Shares	–	–	–	(28)	(20,197)	–	–	–	–	–
Class I Shares	–	–	–	(13)	(280)	–	–	–	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	–	–	–	–
Class S Shares	–	–	–	(3)	(7)	–	–	–	–	–
Class T Shares	–	–	–	(6)	(9,732)	–	–	–	–	–
Net Decrease from Dividends and Distributions	(78)	–	(109)	(125)	(30,390)	(751)	(1,784)	(594)	(11,592)	(28,563)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

			Janus Emerging		Janus Global		Janus Global		Janus Global
For each year ended September 30	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund(1)		Select Fund
(all numbers in thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Capital Share Transactions:
Shares Sold
Class A Shares	329	98	455	136	8,805	1,939	3,057	16,021	938	2,016
Class C Shares	13	8	49	118	5,625	236	1,489	1,815	205	349
Class D Shares	11,340	3,394	5,565	6,493	125,728	43,101	21,608	14,452	34,779	44,962
Class I Shares	1,316	383	9,704	6,824	10,700	3,184	33,692	28,687	21,765	7,818
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	428	–	644	1,884
Class S Shares	319	–	21	7	8,438	30	4,901	4,869	305	567
Class T Shares	6,351	821	6,288	1,632	159,022	36,451	36,155	28,428	36,073	57,089
Shares Issued in Connection with Acquisition (Note 8)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	2,742	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,482	N/A	N/A	N/A
Class D Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,216,293	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	19,051	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,251	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	44,240	N/A	N/A	N/A
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	854,057	N/A	N/A	N/A
Redemption Fees
Class D Shares	N/A	1	N/A	3	N/A	9	N/A	4	N/A	15
Class I Shares	N/A	–	N/A	1	N/A	–	N/A	1	N/A	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–
Class S Shares	N/A	–	N/A	–	N/A	–	N/A	–	N/A	–
Class T Shares	N/A	–	N/A	–	N/A	3	N/A	5	N/A	9
Reinvested Dividends and Distributions
Class A Shares	9	–	3	9	145	–	40	5	–	129
Class C Shares	1	–	–	7	25	–	–	–	–	–
Class D Shares	37	–	54	62	19,940	663	708	287	8,467	19,176
Class I Shares	16	–	44	28	234	7	429	121	59	211
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	–	–	–	10
Class S Shares	6	–	1	6	7	–	11	15	9	–
Class T Shares	9	–	7	12	9,480	68	566	148	2,802	8,372
Shares Repurchased
Class A Shares	(250)	–	(1,216)	(197)	(1,684)	(248)	(7,306)	(7,019)	(7,353)	(12,742)
Class C Shares	–	–	(678)	(77)	(224)	(334)	(1,024)	(781)	(2,965)	(5,217)
Class D Shares	(7,188)	(1,395)	(6,048)	(4,057)	(76,410)	(56,177)	(91,052)	(22,275)	(280,658)	(268,165)
Class I Shares	(1,264)	(32)	(2,176)	(1,719)	(3,280)	(1,825)	(22,630)	(10,343)	(10,734)	(17,959)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	(204)	–	(2,019)	(2,268)
Class S Shares	(304)	–	(403)	–	(426)	(109)	(9,344)	(1,478)	(938)	(282)
Class T Shares	(5,618)	(758)	(7,781)	(902)	(57,207)	(45,358)	(132,086)	(30,576)	(233,932)	(273,053)
Net Increase/(Decrease) from Capital Share Transactions	5,122	2,520	3,889	8,386	208,918	(18,360)	1,978,554	22,386	(432,553)	(437,079)
Net Increase/(Decrease) in Net Assets	5,162	3,692	4,432	8,719	543,019	205,667	2,171,725	69,227	43,876	(357,487)
Net Assets:
Beginning of period	7,822	4,130	22,331	13,612	836,835	631,168	305,687	236,460	2,146,752	2,504,239
End of period	$12,984	$7,822	$26,763	$22,331	$1,379,854	$836,835	$2,477,412	$305,687	$2,190,628	$2,146,752

Undistributed Net Investment Income/(Loss)*	$(8)	$(22)	$550	$21	$(89)	$(1,405)	$10,887	$1,067	$8,783	$10,376

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Data shown for periods prior to March 15, 2013 is that of Janus Global Research Fund, the accounting survivor of the merger. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.
(2)	Net of foreign tax on investments of $1,638 for Janus Emerging Markets Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus International		Janus
For each year ended September 30	Technology Fund		Equity Fund		Overseas Fund
(all numbers in thousands)	2013	2012	2013	2012(1)	2013	2012(1)

Operations:
Net investment income/(loss)	$407	$(1,200)	$2,572	$2,546	$31,337	$70,920
Net realized gain/(loss) from investment and foreign currency transactions	77,404	19,967	18,517	(11,954)	(126,409)	(359,469)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	113,640	146,991	31,777	36,182	836,694	614,591
Net Increase in Net Assets Resulting from Operations	191,451	165,758	52,866	26,774	741,622	326,042
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	(404)	(592)	(8,480)	–
Class C Shares	–	–	(18)	(34)	(1,867)	–
Class D Shares	–	–	(155)	(132)	(48,269)	–
Class I Shares	–	–	(589)	(1,970)	(29,144)	–
Class N Shares	N/A	N/A	(939)	–	(2,121)	–
Class R Shares	N/A	N/A	(17)	(4)	(3,184)	–
Class S Shares	–	–	(46)	(14)	(26,153)	–
Class T Shares	–	–	(139)	(77)	(84,199)	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(13)	–	–	–	–	(41,895)
Class C Shares	(4)	–	–	–	–	(13,080)
Class D Shares	(2,052)	–	–	–	–	(120,564)
Class I Shares	(28)	–	–	–	–	(93,642)
Class N Shares	N/A	N/A	–	–	–	–
Class R Shares	N/A	N/A	–	–	–	(10,565)
Class S Shares	(2)	–	–	–	–	(83,857)
Class T Shares	(883)	–	–	–	–	(269,221)
Net Decrease from Dividends and Distributions	(2,982)	–	(2,307)	(2,823)	(203,417)	(632,824)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus International		Janus
For each year ended September 30	Technology Fund		Equity Fund		Overseas Fund
(all numbers in thousands)	2013	2012	2013	2012(1)	2013	2012(1)

Capital Share Transactions:
Shares Sold
Class A Shares	2,671	1,809	8,870	10,170	61,320	161,081
Class C Shares	972	398	1,972	3,136	7,722	20,731
Class D Shares	27,954	25,870	10,399	7,508	43,813	83,947
Class I Shares	4,067	2,823	16,525	40,222	202,098	396,337
Class N Shares	N/A	N/A	38,708	66,601	11,791	57,994
Class R Shares	N/A	N/A	454	1,138	23,585	46,563
Class S Shares	816	319	4,813	1,341	113,998	212,435
Class T Shares	36,533	25,576	3,958	8,745	173,210	416,563
Redemption Fees
Class A Shares	N/A	N/A	N/A	1	N/A	N/A
Class C Shares	N/A	N/A	N/A	–	N/A	N/A
Class D Shares	N/A	11	N/A	1	N/A	27
Class I Shares	N/A	1	N/A	3	N/A	84
Class N Shares	N/A	N/A	N/A	–	N/A	–
Class R Shares	N/A	N/A	N/A	–	N/A	6
Class S Shares	N/A	–	N/A	–	N/A	92
Class T Shares	N/A	16	N/A	–	N/A	207
Reinvested Dividends and Distributions
Class A Shares	12	–	383	582	6,646	34,227
Class C Shares	4	–	11	23	1,319	8,781
Class D Shares	2,010	–	152	130	46,778	117,594
Class I Shares	23	–	465	1,601	27,664	86,040
Class N Shares	N/A	N/A	939	–	2,121	–
Class R Shares	N/A	N/A	17	4	2,744	8,781
Class S Shares	2	–	45	14	25,935	82,745
Class T Shares	864	–	139	77	82,216	263,557
Shares Repurchased
Class A Shares	(1,373)	(1,040)	(17,803)	(22,541)	(247,928)	(414,501)
Class C Shares	(385)	(354)	(4,662)	(5,909)	(56,528)	(93,223)
Class D Shares	(78,576)	(73,151)	(5,736)	(3,742)	(334,842)	(308,662)
Class I Shares	(3,976)	(3,038)	(31,901)	(106,850)	(543,918)	(828,129)
Class N Shares	N/A	N/A	(14,072)	(6,158)	(23,347)	(1,242)
Class R Shares	N/A	N/A	(414)	(258)	(76,225)	(52,216)
Class S Shares	(304)	(107)	(1,109)	(1,460)	(517,084)	(463,836)
Class T Shares	(56,960)	(52,536)	(7,146)	(3,377)	(1,311,596)	(1,554,762)
Net Increase/(Decrease) from Capital Share Transactions	(65,646)	(73,403)	5,007	(8,998)	(2,278,508)	(1,718,779)
Net Increase/(Decrease) in Net Assets	122,823	92,355	55,566	14,953	(1,740,303)	(2,025,561)
Net Assets:
Beginning of period	835,621	743,266	209,238	194,285	6,561,579	8,587,140
End of period	$958,444	$835,621	$264,804	$209,238	$4,821,276	$6,561,579

Undistributed Net Investment Income/(Loss)*	$(145)	$(834)	$2,370	$2,301	$173,547	$228,546

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.25	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.07	0.14	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.20	1.68	(2.34)
Total from Investment Operations	0.27	1.82	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.08)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.44	$9.25	$7.43
Total Return**	2.88%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$973	$878	$619
Average Net Assets for the Period (in thousands)	$1,063	$768	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.03%	4.43%	28.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.52%	1.55%	1.35%
Ratio of Net Investment Income to Average Net Assets***	0.51%	0.87%	0.85%
Portfolio Turnover Rate	104%	75%	2%

Class A Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$7.99	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.28	0.03	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.01)	0.62	(2.58)
Total from Investment Operations	0.27	0.65	(2.59)
Less Distributions:
Dividends (from net investment income)*	(0.03)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Total Distributions	(0.03)	(0.07)	–
Net Asset Value, End of Period	$8.23	$7.99	$7.41
Total Return**	3.34%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$275	$992	$971
Average Net Assets for the Period (in thousands)	$759	$1,028	$1,107
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.81%	2.37%	4.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.48%	1.46%	1.34%
Ratio of Net Investment Income to Average Net Assets***	0.06%	0.47%	0.81%
Portfolio Turnover Rate	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

102 | SEPTEMBER 30, 2013

Class A Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Life Sciences Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$30.94	$22.72	$22.16	$19.69	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.09	0.05	(0.24)	0.21	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	12.19	8.17	0.94	2.28	1.89
Total from Investment Operations	12.28	8.22	0.70	2.49	1.88
Less Distributions:
Dividends (from net investment income)*	–	–	(0.14)	(0.02)	–
Distributions (from capital gains)*	(1.13)	–	–	–	–
Total Distributions	(1.13)	–	(0.14)	(0.02)	–
Net Asset Value, End of Period	$42.09	$30.94	$22.72	$22.16	$19.69
Total Return**	41.11%	36.18%	3.14%	12.65%	10.56%
Net Assets, End of Period (in thousands)	$12,847	$3,324	$1,072	$1,571	$61
Average Net Assets for the Period (in thousands)	$6,325	$1,801	$1,628	$849	$27
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	1.09%	1.07%	1.11%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%(3)	1.09%	1.07%(3)	1.11%(3)	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.45)%	(0.42)%	(0.68)%	1.66%	(0.19)%
Portfolio Turnover Rate	47%	50%	54%	42%	70%

Class A Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Research Fund(4)
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.32	$39.39	$42.44	$35.83	$30.89
Income from Investment Operations:
Net investment income/(loss)	0.20	0.25	0.35	0.16	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	9.01	7.78	(2.96)	6.51	4.97
Total from Investment Operations	9.21	8.03	(2.61)	6.67	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.19)	(0.10)	(0.44)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–	–	–(5)	–
Total Distributions and Other	(0.19)	(0.10)	(0.44)	(0.06)	–
Net Asset Value, End of Period	$56.34	$47.32	$39.39	$42.44	$35.83
Total Return**	19.55%	20.40%	(6.33)%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$11,746	$11,173	$2,144	$756	$85
Average Net Assets for the Period (in thousands)	$12,240	$8,144	$1,645	$291	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.20%	1.16%	1.28%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.03%	1.20%	1.16%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	0.55%	0.29%	0.58%	(3.12)%
Portfolio Turnover Rate	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.04% in 2013, 1.04% in 2011 and 1.07% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.31760456. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 103

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Select Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.35	$9.14	$10.99	$9.03	$7.59
Income from Investment Operations:
Net investment income/(loss)	0.07	0.06	0.19	(0.01)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	2.27	0.22	(1.93)	1.97	1.45
Total from Investment Operations	2.34	0.28	(1.74)	1.96	1.44
Less Distributions:
Dividends (from net investment income)*	–	(0.07)	(0.11)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(0.07)	(0.11)	–	–
Net Asset Value, End of Period	$11.69	$9.35	$9.14	$10.99	$9.03
Total Return**	25.03%	3.11%	(16.04)%	21.71%	18.97%
Net Assets, End of Period (in thousands)	$7,427	$11,777	$21,288	$33,737	$23,859
Average Net Assets for the Period (in thousands)	$9,256	$17,151	$34,871	$29,501	$24,760
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.20%	1.08%	1.11%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.18%(3)	1.08%(3)	1.10%(3)	1.16%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	0.13%	0.48%	0.19%	(0.36)%
Portfolio Turnover Rate	53%	182%	138%	116%	125%

Class A Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Technology Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.47	$15.05	$15.25	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	0.01	(0.03)	(0.02)	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.43	3.45	(0.18)	2.72	1.59
Total from Investment Operations	4.44	3.42	(0.20)	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–	–
Redemption fees	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.07)	–	–	–	–
Net Asset Value, End of Period	$22.84	$18.47	$15.05	$15.25	$12.56
Total Return**	24.11%	22.72%	(1.31)%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$5,849	$3,550	$2,150	$1,273	$232
Average Net Assets for the Period (in thousands)	$4,439	$3,262	$2,070	$818	$88
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.18%	1.12%	1.26%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%(5)	1.18%(5)	1.11%(5)	1.26%(5)	0.99%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.10)%	(0.35)%	(0.39)%	(0.66)%	(0.45)%
Portfolio Turnover Rate	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.18% in 2012, 1.07% in 2011, 1.09% in 2010 and 1.14% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.08% in 2013, 1.16% in 2012, 1.08% in 2011, 1.13% in 2010 and 0.99% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

104 | SEPTEMBER 30, 2013

Class A Shares

For a share outstanding during each year or period ended	Janus International Equity Fund
September 30 and the year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.60	$9.41	$10.90	$9.65	$9.11	$11.53
Income from Investment Operations:
Net investment income/(loss)	0.12	0.14	0.14	0.06	0.02	0.12
Net gain/(loss) on investments (both realized and unrealized)	2.54	1.17	(1.57)	1.20	0.52	(2.29)
Total from Investment Operations	2.66	1.31	(1.43)	1.26	0.54	(2.17)
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.12)	(0.06)	(0.01)	–	(0.16)
Distributions (from capital gains)*	–	–	–	–	–	(0.09)
Redemption fees	N/A	–(3)	–	–(3)	–	–
Total Distributions and Other	(0.10)	(0.12)	(0.06)	(0.01)	–	(0.25)
Net Asset Value, End of Period	$13.16	$10.60	$9.41	$10.90	$9.65	$9.11
Total Return**	25.26%	14.06%	(13.21)%	13.04%	5.93%	(18.29)%
Net Assets, End of Period (in thousands)	$46,617	$45,259	$51,188	$75,583	$71,609	$65,443
Average Net Assets for the Period (in thousands)	$45,869	$49,289	$76,011	$68,357	$69,156	$54,721
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.31%	1.22%	1.34%	1.31%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.31%	1.22%	1.34%	1.31%	1.41%
Ratio of Net Investment Income to Average Net Assets***	0.88%	1.01%	1.02%	0.76%	1.02%	1.49%(4)
Portfolio Turnover Rate	74%	57%	77%	132%	19%	176%

Class A Shares

For a share outstanding during each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$32.28	$33.87	$47.51	$38.63	$33.51
Income from Investment Operations:
Net investment income/(loss)	1.81	1.18	0.08	(0.01)	0.22
Net gain/(loss) on investments (both realized and unrealized)	2.33	(0.10)	(13.67)	9.03	4.90
Total from Investment Operations	4.14	1.08	(13.59)	9.02	5.12
Less Distributions:
Dividends (from net investment income)*	(0.95)	–	(0.05)	(0.14)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Total Distributions	(0.95)	(2.67)	(0.05)	(0.14)	–
Net Asset Value, End of Period	$35.47	$32.28	$33.87	$47.51	$38.63
Total Return**	12.99%	3.27%	(28.64)%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$184,757	$337,951	$569,936	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$257,869	$507,350	$892,190	$614,405	$452,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	1.00%	1.03%	1.07%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.98%	1.03%	1.07%	1.00%
Ratio of Net Investment Income to Average Net Assets***	0.36%	0.62%	0.31%	0.13%	0.39%
Portfolio Turnover Rate	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 105

Financial Highlights  (continued)

Class C Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.18	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	0.06	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.21	1.69	(2.34)
Total from Investment Operations	0.21	1.75	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.01)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.01)	–	–
Net Asset Value, End of Period	$9.38	$9.18	$7.43
Total Return**	2.24%	23.55%	(25.70)%
Net Assets, End of Period (in thousands)	$804	$775	$619
Average Net Assets for the Period (in thousands)	$815	$716	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.77%	5.45%	29.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.23%	2.30%	1.38%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.20)%	0.08%	0.82%
Portfolio Turnover Rate	104%	75%	2%

Class C Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$7.91	$7.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.20)	(0.03)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.41	0.62	(2.56)
Total from Investment Operations	0.21	0.59	(2.61)
Less Distributions:
Dividends (from net investment income)*	–	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Total Distributions	–	(0.07)	–
Net Asset Value, End of Period	$8.12	$7.91	$7.39
Total Return**	2.65%	7.98%	(26.10)%
Net Assets, End of Period (in thousands)	$194	$771	$677
Average Net Assets for the Period (in thousands)	$428	$788	$838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.54%	3.04%	5.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.16%	2.21%	1.71%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.97)%	(0.27)%	0.33%
Portfolio Turnover Rate	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.34% in 2011 without the waiver of these fees and expenses.
(3)	Period from December 28, 2010 (inception date) through September 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.32% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

106 | SEPTEMBER 30, 2013

Class C Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Life Sciences Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$30.30	$22.41	$21.97	$19.64	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.34	(0.34)	(0.18)	0.13	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	11.34	8.23	0.71	2.20	1.86
Total from Investment Operations	11.68	7.89	0.53	2.33	1.83
Less Distributions:
Dividends (from net investment income)*	–	–	(0.09)	–	–
Distributions (from capital gains)*	(1.13)	–	–	–	–
Total Distributions	(1.13)	–	(0.09)	–	–
Net Asset Value, End of Period	$40.85	$30.30	$22.41	$21.97	$19.64
Total Return**	39.97%	35.21%	2.39%	11.86%	10.28%
Net Assets, End of Period (in thousands)	$6,686	$510	$461	$187	$21
Average Net Assets for the Period (in thousands)	$2,021	$456	$289	$75	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	1.83%	1.77%	1.88%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.83%(3)	1.83%	1.77%(3)	1.88%(3)	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.31)%	(1.16)%	(1.23)%	1.27%	(1.09)%
Portfolio Turnover Rate	47%	50%	54%	42%	70%

Class C Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Research Fund(4)
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$46.88	$39.27	$42.48	$36.11	$31.24
Income from Investment Operations:
Net investment income/(loss)	(0.07)	(0.03)	0.06	0.03	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	8.77	7.64	(2.99)	6.40	4.90
Total from Investment Operations	8.70	7.61	(2.93)	6.43	4.87
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.28)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–	–	–(5)	–
Total Distributions and Other	–	–	(0.28)	(0.06)	–
Net Asset Value, End of Period	$55.58	$46.88	$39.27	$42.48	$36.11
Total Return**	18.56%	19.38%	(7.02)%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$5,646	$2,971	$1,624	$447	$188
Average Net Assets for the Period (in thousands)	$4,529	$2,064	$1,238	$248	$28
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.86%	2.04%	1.93%	1.95%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.79%	2.04%	1.93%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	(0.40)%	(0.49)%	(0.03)%	(1.32)%
Portfolio Turnover Rate	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.83% in 2013, 1.75% in 2011 and 1.84% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.31401614. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 107

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Select Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.25	$9.04	$10.89	$9.01	$7.59
Income from Investment Operations:
Net investment income/(loss)	(0.17)	(0.09)	0.10	(0.07)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	2.40	0.30	(1.91)	1.95	1.45
Total from Investment Operations	2.23	0.21	(1.81)	1.88	1.42
Less Distributions:
Dividends (from net investment income)*	–	–	(0.04)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	(0.04)	–	–
Net Asset Value, End of Period	$11.48	$9.25	$9.04	$10.89	$9.01
Total Return**	24.11%	2.32%	(16.68)%	20.87%	18.71%
Net Assets, End of Period (in thousands)	$4,333	$5,985	$10,384	$14,285	$9,611
Average Net Assets for the Period (in thousands)	$4,976	$9,087	$16,160	$12,066	$9,297
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.94%	1.96%	1.81%	1.88%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.93%	1.93%(3)	1.81%(3)	1.88%(3)	1.93%(3)
Ratio of Net Investment Loss to Average Net Assets***	(0.54)%	(0.61)%	(0.23)%	(0.57)%	(1.14)%
Portfolio Turnover Rate	53%	182%	138%	116%	125%

Class C Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Technology Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.04	$14.79	$15.12	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.02)	(0.16)	(0.11)	(0.09)	–
Net gain/(loss) on investments (both realized and unrealized)	4.21	3.41	(0.22)	2.68	1.57
Total from Investment Operations	4.19	3.25	(0.33)	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–	–
Redemption fees	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.07)	–	–	–	–
Net Asset Value, End of Period	$22.16	$18.04	$14.79	$15.12	$12.53
Total Return**	23.29%	21.97%	(2.18)%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$2,152	$1,234	$995	$613	$36
Average Net Assets for the Period (in thousands)	$1,506	$1,063	$1,037	$441	$14
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.82%	1.99%	1.84%	1.98%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.81%(5)	1.99%(5)	1.84%(5)	1.98%(5)	1.75%(5)
Ratio of Net Investment Loss to Average Net Assets***	(0.83)%	(1.17)%	(1.11)%	(1.35)%	(1.20)%
Portfolio Turnover Rate	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.93% in 2012, 1.80% in 2011, 1.86% in 2010 and 1.91% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.81% in 2013, 1.97% in 2012, 1.80% in 2011, 1.85% in 2010 and 1.74% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

108 | SEPTEMBER 30, 2013

Class C Shares

For a share outstanding during each year or period ended	Janus International Equity Fund
September 30 and the year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.37	$9.19	$10.68	$9.52	$9.00	$11.37
Income from Investment Operations:
Net investment income/(loss)	–	0.02	0.02	(0.02)	0.01	0.06
Net gain/(loss) on investments (both realized and unrealized)	2.51	1.18	(1.51)	1.18	0.51	(2.26)
Total from Investment Operations	2.51	1.20	(1.49)	1.16	0.52	(2.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.01)	(0.02)	–	–	–	(0.08)
Distributions (from capital gains)*	–	–	–	–	–	(0.09)
Redemption fees	N/A	–(3)	–	–(3)	–	–
Total Distributions and Other	(0.01)	(0.02)	–	–	–	(0.17)
Net Asset Value, End of Period	$12.87	$10.37	$9.19	$10.68	$9.52	$9.00
Total Return**	24.26%	13.11%	(13.95)%	12.18%	5.78%	(18.88)%
Net Assets, End of Period (in thousands)	$14,574	$14,108	$15,027	$21,096	$16,596	$15,260
Average Net Assets for the Period (in thousands)	$14,616	$14,752	$20,507	$18,979	$15,959	$12,613
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.99%	2.13%	1.98%	2.13%	2.08%	2.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.99%	2.13%	1.98%	2.13%	2.07%	2.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.18%	0.26%	(0.04)%	0.24%	0.75%(4)
Portfolio Turnover Rate	74%	57%	77%	132%	19%	176%

Class C Shares

For a share outstanding during each year or period ended September 30	Janus Overseas Fund
and the period ended October 31, 2009	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$31.56	$33.42	$47.17	$38.52	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.34	0.41	(0.34)	(0.24)	0.10
Net gain/(loss) on investments (both realized and unrealized)	3.43	0.40	(13.41)	8.93	4.91
Total from Investment Operations	3.77	0.81	(13.75)	8.69	5.01
Less Distributions:
Dividends (from net investment income)*	(0.60)	–	–	(0.04)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Total Distributions	(0.60)	(2.67)	–	(0.04)	–
Net Asset Value, End of Period	$34.73	$31.56	$33.42	$47.17	$38.52
Total Return**	12.04%	2.46%	(29.15)%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$75,376	$113,481	$184,001	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$92,575	$158,005	$303,311	$239,154	$170,640
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.75%	1.78%	1.77%	1.76%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.73%	1.77%	1.76%	1.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.47)%	(0.12)%	(0.44)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 109

Financial Highlights  (continued)

Class D Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.26	$7.42	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.05	0.25	(0.18)
Net gain/(loss) on investments (both realized and unrealized)	0.23	1.59	(2.40)
Total from Investment Operations	0.28	1.84	(2.58)
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	N/A	–(2)	–(2)
Total Distributions and Other	(0.06)	–	–
Net Asset Value, End of Period	$9.48	$9.26	$7.42
Total Return**	3.01%	24.80%	(25.80)%
Net Assets, End of Period (in thousands)	$7,477	$3,394	$1,035
Average Net Assets for the Period (in thousands)	$7,523	$2,654	$963
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.91%	2.77%	31.23%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.40%	1.53%	1.39%(3)
Ratio of Net Investment Income to Average Net Assets***	0.63%	1.33%	0.90%
Portfolio Turnover Rate	104%	75%	2%

Class D Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$8.00	$7.42	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.20	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.09	0.60	(2.59)
Total from Investment Operations	0.29	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Redemption fees	N/A	–(2)	0.02
Total Distributions and Other	(0.05)	(0.07)	0.02
Net Asset Value, End of Period	$8.24	$8.00	$7.42
Total Return**	3.56%	8.76%	(25.80)%
Net Assets, End of Period (in thousands)	$9,136	$9,359	$6,699
Average Net Assets for the Period (in thousands)	$9,679	$8,963	$6,847
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.64%	2.15%	4.38%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.30%	1.35%	1.32%(5)
Ratio of Net Investment Income to Average Net Assets***	0.61%	0.66%	0.91%
Portfolio Turnover Rate	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% in 2011 without the waiver of these fees and expenses.
(4)	Period from December 28, 2010 (inception date) through September 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.59% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

110 | SEPTEMBER 30, 2013

Class D Shares

	Janus Global Life Sciences Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$31.10	$22.83	$22.21	$21.65
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.04)	(0.10)	0.24
Net gain/(loss) on investments (both realized and unrealized)	12.36	8.35	0.84	0.32
Total from Investment Operations	12.42	8.31	0.74	0.56
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.04)	(0.12)	–
Distributions (from capital gains)*	(1.13)	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(1.13)	(0.04)	(0.12)	–
Net Asset Value, End of Period	$42.39	$31.10	$22.83	$22.21
Total Return**	41.36%	36.43%	3.32%	2.59%
Net Assets, End of Period (in thousands)	$846,769	$559,004	$421,225	$432,620
Average Net Assets for the Period (in thousands)	$664,124	$491,822	$455,425	$426,969
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.90%	0.90%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%(3)	0.90%	0.90%(3)	1.00%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%	(0.21)%	(0.45)%	1.74%
Portfolio Turnover Rate	47%	50%	54%	42%

Class D Shares

	Janus Global Research Fund(4)
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$46.78	$38.91	$41.86	$36.53
Income from Investment Operations:
Net investment income/(loss)	0.32	0.25	0.21	0.28
Net gain/(loss) on investments (both realized and unrealized)	8.87	7.75	(2.76)	5.05
Total from Investment Operations	9.19	8.00	(2.55)	5.33
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.13)	(0.40)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.28)	(0.13)	(0.40)	–
Net Asset Value, End of Period	$55.69	$46.78	$38.91	$41.86
Total Return**	19.76%	20.55%	(6.21)%	14.59%
Net Assets, End of Period (in thousands)	$1,365,936	$118,021	$104,911	$111,287
Average Net Assets for the Period (in thousands)	$771,544	$116,961	$124,160	$106,191
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	1.03%	1.00%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	1.03%	1.00%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.11%	0.56%	0.41%	1.21%
Portfolio Turnover Rate	67%	67%	78%	68%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.87% in 2013, 0.87% in 2011 and 0.95% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.32275612. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 111

Financial Highlights  (continued)

Class D Shares

	Janus Global Select Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.37	$9.17	$11.01	$9.82
Income from Investment Operations:
Net investment income	0.06	0.07	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.31	0.24	(1.93)	1.18
Total from Investment Operations	2.37	0.31	(1.71)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.11)	(0.13)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(2)	–(2)	N/A
Total Distributions and Other	(0.06)	(0.11)	(0.13)	–
Net Asset Value, End of Period	$11.68	$9.37	$9.17	$11.01
Total Return**	25.38%	3.42%	(15.80)%	12.12%
Net Assets, End of Period (in thousands)	$1,548,438	$1,455,243	$1,611,690	$2,121,813
Average Net Assets for the Period (in thousands)	$1,508,289	$1,672,075	$2,155,890	$2,043,615
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.91%	0.90%	0.85%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.89%(3)	0.85%(3)	0.90%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%	0.48%	0.73%	0.57%
Portfolio Turnover Rate	53%	182%	138%	116%

Class D Shares

	Janus Global Technology Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$18.60	$15.10	$15.29	$13.46
Income from Investment Operations:
Net investment income	0.02	–	–	0.02
Net gain/(loss) on investments (both realized and unrealized)	4.49	3.50	(0.19)	1.81
Total from Investment Operations	4.51	3.50	(0.19)	1.83
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.07)	–	–	–
Net Asset Value, End of Period	$23.04	$18.60	$15.10	$15.29
Total Return**	24.31%	23.18%	(1.24)%	13.60%
Net Assets, End of Period (in thousands)	$655,911	$574,770	$507,871	$546,899
Average Net Assets for the Period (in thousands)	$596,429	$562,124	$603,592	$526,770
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.94%	0.91%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%(4)	0.94%(4)	0.91%(4)	1.08%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	(0.12)%	(0.22)%	(0.39)%
Portfolio Turnover Rate	36%	49%	89%	70%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.89% in 2012, 0.85% in 2011 and 0.88% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.92% in 2013, 0.92% in 2012, 0.88% in 2011 and 0.96% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

112 | SEPTEMBER 30, 2013

Class D Shares

	Janus International Equity Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.56	$9.40	$10.91	$9.71
Income from Investment Operations:
Net investment income	0.14	0.13	0.12	0.03
Net gain/(loss) on investments (both realized and unrealized)	2.54	1.18	(1.54)	1.16
Total from Investment Operations	2.68	1.31	(1.42)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.15)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(2)	0.01	0.01
Total Distributions and Other	(0.12)	(0.15)	(0.09)	0.01
Net Asset Value, End of Period	$13.12	$10.56	$9.40	$10.91
Total Return**	25.57%	14.08%	(13.07)%	12.36%
Net Assets, End of Period (in thousands)	$21,548	$12,927	$8,146	$5,558
Average Net Assets for the Period (in thousands)	$18,086	$11,089	$8,914	$2,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	1.26%	1.15%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	1.26%	1.15%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.17%	1.17%	1.12%	1.10%
Portfolio Turnover Rate	74%	57%	77%	132%

Class D Shares

	Janus Overseas Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$32.52	$33.98	$47.60	$41.51
Income from Investment Operations:
Net investment income	1.11	1.03	0.19	0.16
Net gain/(loss) on investments (both realized and unrealized)	3.15	0.18	(13.73)	5.92
Total from Investment Operations	4.26	1.21	(13.54)	6.08
Less Distributions and Other:
Dividends (from net investment income)*	(1.17)	–	(0.08)	–
Distributions (from capital gains)*	–	(2.67)	–	–
Redemption fees	N/A	–(2)	–(2)	0.01
Total Distributions and Other	(1.17)	(2.67)	(0.08)	0.01
Net Asset Value, End of Period	$35.61	$32.52	$33.98	$47.60
Total Return**	13.31%	3.67%	(28.50)%	14.67%
Net Assets, End of Period (in thousands)	$1,281,830	$1,402,452	$1,573,265	$2,440,197
Average Net Assets for the Period (in thousands)	$1,362,059	$1,593,240	$2,375,411	$2,308,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.63%	0.82%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.63%	0.82%	0.87%
Ratio of Net Investment Income to Average Net Assets***	0.68%	1.05%	0.49%	0.66%
Portfolio Turnover Rate	21%	26%	43%	30%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 113

Financial Highlights  (continued)

Class I Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.27	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.04	0.19	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.26	1.65	(2.34)
Total from Investment Operations	0.30	1.84	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.08)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.49	$9.27	$7.43
Total Return**	3.21%	24.76%	(25.70)%
Net Assets, End of Period (in thousands)	$1,295	$1,145	$619
Average Net Assets for the Period (in thousands)	$1,549	$848	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	3.63%	28.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.29%	1.34%
Ratio of Net Investment Income to Average Net Assets***	0.55%	1.19%	0.86%
Portfolio Turnover Rate	104%	75%	2%

Class I Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.01	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.19	0.07	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.11	0.60	(2.58)
Total from Investment Operations	0.30	0.67	(2.59)
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Redemption fees	N/A	–(3)	–(3)
Total Distributions and Other	(0.04)	(0.07)	–
Net Asset Value, End of Period	$8.27	$8.01	$7.41
Total Return**	3.78%	9.05%	(25.90)%
Net Assets, End of Period (in thousands)	$15,996	$8,392	$3,347
Average Net Assets for the Period (in thousands)	$12,309	$5,502	$3,574
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.50%	1.81%	3.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.19%	1.33%
Ratio of Net Investment Income to Average Net Assets***	1.16%	0.90%	0.87%
Portfolio Turnover Rate	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

114 | SEPTEMBER 30, 2013

Class I Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Life Sciences Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.09	$22.82	$22.22	$19.71	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.10	(0.01)	(0.11)	0.24	–
Net gain/(loss) on investments (both realized and unrealized)	12.35	8.32	0.86	2.28	1.90
Total from Investment Operations	12.45	8.31	0.75	2.52	1.90
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.04)	(0.15)	(0.02)	–
Distributions (from capital gains)*	(1.13)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(1.13)	(0.04)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$42.41	$31.09	$22.82	$22.22	$19.71
Total Return**	41.47%	36.49%	3.37%	12.85%	10.67%
Net Assets, End of Period (in thousands)	$18,712	$7,392	$4,313	$4,319	$991
Average Net Assets for the Period (in thousands)	$10,670	$5,822	$4,654	$2,645	$249
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.86%	0.87%	0.92%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%(4)	0.86%	0.87%(4)	0.91%(4)	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.17)%	(0.16)%	(0.45)%	1.81%	0.10%
Portfolio Turnover Rate	47%	50%	54%	42%	70%

Class I Shares

For a share outstanding during each year or period ended September 30	Janus Global Research Fund(5)
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.45	$39.49	$42.51	$35.81	$30.87
Income from Investment Operations:
Net investment income/(loss)	0.35	0.25	0.28	0.28	0.09
Net gain/(loss) on investments (both realized and unrealized)	9.05	7.87	(2.80)	6.48	4.85
Total from Investment Operations	9.40	8.12	(2.52)	6.76	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.35)	(0.16)	(0.50)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.35)	(0.16)	(0.50)	(0.06)	–
Net Asset Value, End of Period	$56.50	$47.45	$39.49	$42.51	$35.81
Total Return**	19.92%	20.59%	(6.10)%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$103,604	$59,140	$33,967	$14,228	$37
Average Net Assets for the Period (in thousands)	$82,735	$41,438	$25,488	$8,698	$31
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.97%	0.96%	0.96%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.97%	0.96%	0.96%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.91%	0.66%	0.52%	1.34%	1.01%
Portfolio Turnover Rate	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.77% in 2013, 0.84% in 2011 and 0.88% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.31777897. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 115

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended September 30	Janus Global Select Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.37	$9.17	$11.03	$9.04	$7.59
Income from Investment Operations:
Net investment income	0.07	0.08	0.21	0.03	–
Net gain/(loss) on investments (both realized and unrealized)	2.32	0.22	(1.92)	1.97	1.45
Total from Investment Operations	2.39	0.30	(1.71)	2.00	1.45
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	(0.10)	(0.15)	(0.01)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	N/A	N/A
Total Distributions and Other	(0.04)	(0.10)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$11.72	$9.37	$9.17	$11.03	$9.04
Total Return**	25.63%	3.30%	(15.83)%	22.17%	19.10%
Net Assets, End of Period (in thousands)	$33,056	$16,902	$26,051	$52,107	$9,121
Average Net Assets for the Period (in thousands)	$24,652	$24,543	$47,794	$28,520	$2,354
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.95%	0.84%	0.79%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.93%(4)	0.84%(4)	0.79%(4)	0.66%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.89%	0.41%	0.69%	0.57%	(0.31)%
Portfolio Turnover Rate	53%	182%	138%	116%	125%

Class I Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Technology Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.66	$15.15	$15.32	$12.57	$10.96
Income from Investment Operations:
Net investment income	0.04	–	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	4.50	3.51	(0.17)	2.74	1.61
Total from Investment Operations	4.54	3.51	(0.17)	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(0.07)	–	–	0.01	–
Net Asset Value, End of Period	$23.13	$18.66	$15.15	$15.32	$12.57
Total Return**	24.40%	23.17%	(1.11)%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$9,679	$7,737	$6,562	$5,959	$973
Average Net Assets for the Period (in thousands)	$8,188	$7,067	$7,506	$1,876	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.92%	0.87%	1.10%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%(5)	0.92%(5)	0.86%(5)	1.10%(5)	0.63%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	(0.10)%	(0.16)%	(0.52)%	(1.27)%
Portfolio Turnover Rate	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.93% in 2012, 0.83% in 2011, 0.77% in 2010 and 0.65% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.80% in 2013, 0.90% in 2012, 0.83% in 2011, 0.98% in 2010 and 0.63% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

116 | SEPTEMBER 30, 2013

Class I Shares

For a share outstanding during each year or period ended	Janus International Equity Fund
September 30 and the year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.57	$9.41	$10.90	$9.65	$9.11	$11.52
Income from Investment Operations:
Net investment income	0.20	0.26	0.16	0.09	0.02	0.14
Net gain/(loss) on investments (both realized and unrealized)	2.50	1.07	(1.55)	1.20	0.52	(2.27)
Total from Investment Operations	2.70	1.33	(1.39)	1.29	0.54	(2.13)
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.17)	(0.10)	(0.04)	–	(0.19)
Distributions (from capital gains)*	–	–	–	–	–	(0.09)
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.13)	(0.17)	(0.10)	(0.04)	–	(0.28)
Net Asset Value, End of Period	$13.14	$10.57	$9.41	$10.90	$9.65	$9.11
Total Return**	25.74%	14.33%	(12.93)%	13.44%	5.93%	(17.89)%
Net Assets, End of Period (in thousands)	$51,080	$54,979	$111,307	$131,905	$80,850	$71,578
Average Net Assets for the Period (in thousands)	$50,216	$107,482	$142,120	$110,413	$75,168	$52,295
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.99%	0.90%	0.99%	0.97%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.99%	0.90%	0.99%	0.97%	1.04%
Ratio of Net Investment Income to Average Net Assets***	1.18%	1.41%	1.36%	1.13%	1.37%	2.00%(4)
Portfolio Turnover Rate	74%	57%	77%	132%	19%	176%

Class I Shares

For a share outstanding during each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$32.56	$34.03	$47.67	$38.67	$33.51
Income from Investment Operations:
Net investment income	1.50	1.27	0.22	0.08	0.21
Net gain/(loss) on investments (both realized and unrealized)	2.79	(0.07)	(13.73)	9.08	4.95
Total from Investment Operations	4.29	1.20	(13.51)	9.16	5.16
Less Distributions and Other:
Dividends (from net investment income)*	(1.17)	–	(0.13)	(0.17)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–(3)
Total Distributions and Other	(1.17)	(2.67)	(0.13)	(0.16)	–
Net Asset Value, End of Period	$35.68	$32.56	$34.03	$47.67	$38.67
Total Return**	13.38%	3.63%	(28.42)%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$638,610	$882,908	$1,275,662	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$786,165	$1,175,310	$1,878,306	$913,570	$447,943
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.54%	0.62%	0.75%	0.80%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.54%	0.62%	0.75%	0.77%	0.69%
Ratio of Net Investment Income to Average Net Assets***	0.71%	1.06%	0.61%	0.48%	0.64%
Portfolio Turnover Rate	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 117

Financial Highlights  (continued)

Class N Shares

	Janus International Equity Fund
For a share outstanding during the year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.58	$9.59
Income from Investment Operations:
Net investment income	0.16	0.04
Net gain on investments (both realized and unrealized)	2.54	0.95
Total from Investment Operations	2.70	0.99
Less Distributions:
Dividends (from net investment income)*	(0.15)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.15)	–
Net Asset Value, End of Period	$13.13	$10.58
Total Return**	25.78%	10.32%
Net Assets, End of Period (in thousands)	$110,785	$66,213
Average Net Assets for the Period (in thousands)	$87,061	$59,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.91%
Ratio of Net Investment Income to Average Net Assets***	1.36%	1.19%
Portfolio Turnover Rate	74%	57%

Class N Shares

	Janus Overseas Fund
For a share outstanding during the year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$32.56	$30.64
Income from Investment Operations:
Net investment income	0.94	0.36
Net gain on investments (both realized and unrealized)	3.38	1.56
Total from Investment Operations	4.32	1.92
Less Distributions:
Dividends (from net investment income)*	(1.23)	–
Distributions (from capital gains)*	–	–
Total Distributions	(1.23)	–
Net Asset Value, End of Period	$35.65	$32.56
Total Return**	13.50%	6.27%
Net Assets, End of Period (in thousands)	$54,195	$58,250
Average Net Assets for the Period (in thousands)	$55,053	$32,375
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.43%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.43%	0.44%
Ratio of Net Investment Income to Average Net Assets***	0.84%	0.82%
Portfolio Turnover Rate	21%	26%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

118 | SEPTEMBER 30, 2013

Class R Shares

Janus Global
Research Fund(1)
For a share outstanding during the period ended September 30	2013(2)

Net Asset Value, Beginning of Period	$52.58
Income from Investment Operations:
Net investment income/(loss)	0.03
Net gain/(loss) on investments (both realized and unrealized)	3.34
Total from Investment Operations	3.37
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$55.95
Total Return**	6.41%
Net Assets, End of Period (in thousands)	$1,567
Average Net Assets for the Period (in thousands)	$1,373
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%
Portfolio Turnover Rate	67%

Class R Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Select Fund
the period ended October 31, 2009	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$9.30	$9.09	$10.94	$9.02	$7.59
Income from Investment Operations:
Net investment income/(loss)	(0.09)	–	0.13	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	2.38	0.26	(1.90)	1.95	1.44
Total from Investment Operations	2.29	0.26	(1.77)	1.92	1.43
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.05)	(0.08)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(5)	–(5)	N/A	N/A
Total Distributions and Other	–	(0.05)	(0.08)	–	–
Net Asset Value, End of Period	$11.59	$9.30	$9.09	$10.94	$9.02
Total Return**	24.62%	2.85%	(16.35)%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$919	$1,915	$2,159	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$1,696	$2,253	$3,171	$2,334	$1,374
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.46%	1.47%	1.46%	1.50%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.46%	1.47%(6)	1.46%(6)	1.50%(6)	1.47%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.09)%	(0.14)%	0.13%	(0.21)%	(0.71)%
Portfolio Turnover Rate	53%	182%	138%	116%	125%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund. At the time of the merger, there were no corresponding Class R Shares of Janus Global Research Fund, therefore, this class commenced operations on March 15, 2013. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.
(2)	Period from March 15, 2013 through September 30, 2013.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.47% in 2012, 1.45% in 2011, 1.49% in 2010 and 1.45% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 119

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each year or period ended	Janus International Equity Fund
September 30 and the year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$9.30	$10.79	$9.58	$9.05	$11.40
Income from Investment Operations:
Net investment income/(loss)	0.05	(0.03)	0.10	0.03	0.01	0.09
Net gain/(loss) on investments (both realized and unrealized)	2.54	1.29	(1.56)	1.18	0.52	(2.26)
Total from Investment Operations	2.59	1.26	(1.46)	1.21	0.53	(2.17)
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.06)	(0.03)	–	–	(0.09)
Distributions (from capital gains)*	–	–	–	–	–	(0.09)
Redemption fees	N/A	–(3)	–(3)	–(3)	–	–
Total Distributions and Other	(0.12)	(0.06)	(0.03)	–	–	(0.18)
Net Asset Value, End of Period	$12.97	$10.50	$9.30	$10.79	$9.58	$9.05
Total Return**	24.81%	13.63%	(13.58)%	12.63%	5.86%	(18.61)%
Net Assets, End of Period (in thousands)	$1,982	$1,552	$568	$764	$716	$670
Average Net Assets for the Period (in thousands)	$1,768	$665	$902	$672	$694	$538
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.56%	1.70%	1.63%	1.71%	1.71%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.56%	1.70%	1.63%	1.71%	1.71%	1.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	0.69%	0.63%	0.41%	0.60%	1.18%(4)
Portfolio Turnover Rate	74%	57%	77%	132%	19%	176%

Class R Shares

For a share outstanding during each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$31.96	$33.64	$47.32	$38.58	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.90	0.74	(0.09)	(0.13)	0.16
Net gain/(loss) on investments (both realized and unrealized)	3.09	0.25	(13.59)	8.95	4.91
Total from Investment Operations	3.99	0.99	(13.68)	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	(0.92)	–	–	(0.09)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(0.92)	(2.67)	–	(0.08)	–
Net Asset Value, End of Period	$35.03	$31.96	$33.64	$47.32	$38.58
Total Return**	12.65%	3.01%	(28.91)%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$90,140	$129,777	$132,118	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$106,930	$139,180	$177,799	$128,643	$95,361
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.24%	1.43%	1.48%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.24%	1.43%	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.44%	(0.08)%	(0.27)%	(0.07)%
Portfolio Turnover Rate	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

120 | SEPTEMBER 30, 2013

Class S Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.23	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.05	0.10	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.22	1.70	(2.34)
Total from Investment Operations	0.27	1.80	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.07)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.07)	–	–
Net Asset Value, End of Period	$9.43	$9.23	$7.43
Total Return**	2.86%	24.23%	(25.70)%
Net Assets, End of Period (in thousands)	$791	$769	$619
Average Net Assets for the Period (in thousands)	$874	$710	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.21%	4.97%	28.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.65%	1.75%	1.36%(2)
Ratio of Net Investment Income to Average Net Assets***	0.29%	0.63%	0.84%
Portfolio Turnover Rate	104%	75%	2%

Class S Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$7.97	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.14	0.02	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.14	0.61	(2.56)
Total from Investment Operations	0.28	0.63	(2.59)
Less Distributions:
Dividends (from net investment income)*	(0.01)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Total Distributions	(0.01)	(0.07)	–
Net Asset Value, End of Period	$8.24	$7.97	$7.41
Total Return**	3.55%	8.50%	(25.90)%
Net Assets, End of Period (in thousands)	$337	$676	$617
Average Net Assets for the Period (in thousands)	$481	$676	$800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.97%	2.50%	4.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.48%	1.64%	1.39%(4)
Ratio of Net Investment Income to Average Net Assets***	0.05%	0.29%	0.62%
Portfolio Turnover Rate	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.84% in 2011 without the waiver of these fees and expenses.
(3)	Period from December 28, 2010 (inception date) through September 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.82% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Global & International Funds | 121

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Life Sciences Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$30.82	$22.66	$22.09	$19.66	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.28	(0.23)	(0.20)	0.21	–
Net gain/(loss) on investments (both realized and unrealized)	11.88	8.39	0.85	2.23	1.85
Total from Investment Operations	12.16	8.16	0.65	2.44	1.85
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.08)	(0.02)	–
Distributions (from capital gains)*	(1.13)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(1.13)	–	(0.08)	(0.01)	–
Net Asset Value, End of Period	$41.85	$30.82	$22.66	$22.09	$19.66
Total Return**	40.88%	36.01%	2.94%	12.46%	10.39%
Net Assets, End of Period (in thousands)	$9,021	$161	$181	$189	$11
Average Net Assets for the Period (in thousands)	$2,122	$199	$207	$149	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.23%	1.24%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%(4)	1.23%	1.24%(4)	1.33%(4)	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.89)%	(0.52)%	(0.80)%	1.16%	(0.07)%
Portfolio Turnover Rate	47%	50%	54%	42%	70%

Class S Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Research Fund(5)
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.36	$39.59	$42.57	$36.01	$31.10
Income from Investment Operations:
Net investment income/(loss)	0.38	0.03	0.29	0.10	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	8.77	7.93	(3.02)	6.52	4.94
Total from Investment Operations	9.15	7.96	(2.73)	6.62	4.91
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.19)	(0.25)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–	–	–(3)	–
Total Distributions and Other	(0.13)	(0.19)	(0.25)	(0.06)	–
Net Asset Value, End of Period	$56.38	$47.36	$39.59	$42.57	$36.01
Total Return**	19.38%	20.13%	(6.50)%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$47,077	$3,895	$192	$13	$13
Average Net Assets for the Period (in thousands)	$26,983	$3,136	$154	$12	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.38%	1.35%	1.45%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.38%	1.35%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%	0.20%	0.21%	0.40%	(1.18)%
Portfolio Turnover Rate	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.20% in 2013, 1.22% in 2011 and 1.29% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.31544413. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

122 | SEPTEMBER 30, 2013

Class S Shares

For a share outstanding during each year or period ended September 30	Janus Global Select Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.48	$9.17	$10.98	$9.03	$7.59
Income from Investment Operations:
Net investment income/(loss)	0.16	0.04	0.29	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	2.20	0.27	(2.05)	1.98	1.45
Total from Investment Operations	2.36	0.31	(1.76)	1.95	1.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	–	(0.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	N/A	N/A
Total Distributions and Other	(0.08)	–	(0.05)	–	–
Net Asset Value, End of Period	$11.76	$9.48	$9.17	$10.98	$9.03
Total Return**	25.00%	3.38%	(16.12)%	21.59%	18.97%
Net Assets, End of Period (in thousands)	$733	$1,120	$802	$12,076	$13,346
Average Net Assets for the Period (in thousands)	$1,071	$1,238	$7,522	$13,398	$10,379
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	0.74%(4)	1.21%	1.24%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	0.73%(4)(5)	1.21%(5)	1.24%(5)	1.21%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%	0.68%	0.14%	0.04%	(0.46)%
Portfolio Turnover Rate	53%	182%	138%	116%	125%

Class S Shares

For a share outstanding during each year or period ended September 30 and	Janus Global Technology Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.39	$14.99	$15.22	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	0.01	–	(0.05)	(0.05)	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.38	3.40	(0.18)	2.72	1.58
Total from Investment Operations	4.39	3.40	(0.23)	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.07)	–	–	–	–
Net Asset Value, End of Period	$22.71	$18.39	$14.99	$15.22	$12.55
Total Return**	23.94%	22.68%	(1.51)%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$1,226	$532	$259	$213	$67
Average Net Assets for the Period (in thousands)	$772	$340	$268	$165	$38
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.22%	1.26%	1.25%	1.43%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.22%(6)	1.26%(6)	1.25%(6)	1.42%(6)	1.26%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%	(0.40)%	(0.54)%	(0.80)%	(0.61)%
Portfolio Turnover Rate	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.22% and 1.21%, respectively, without the inclusion of the non-recurring expense adjustment.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.73% in 2012, 1.20% in 2011, 1.23% in 2010 and 1.19% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.21% in 2013, 1.24% in 2012, 1.21% in 2011, 1.29% in 2010 and 1.26% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 123

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended	Janus International Equity Fund
September 30 and the year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.93	$9.52	$11.04	$9.78	$9.24	$11.62
Income from Investment Operations:
Net investment income/(loss)	(0.08)	0.22	0.20	0.04	0.02	0.07
Net gain/(loss) on investments (both realized and unrealized)	2.80	1.24	(1.67)	1.23	0.52	(2.25)
Total from Investment Operations	2.72	1.46	(1.47)	1.27	0.54	(2.18)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.05)	(0.05)	(0.01)	–	(0.12)
Distributions (from capital gains)*	–	–	–	–	–	(0.09)
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	0.01
Total Distributions and Other	(0.14)	(0.05)	(0.05)	(0.01)	–	(0.20)
Net Asset Value, End of Period	$13.51	$10.93	$9.52	$11.04	$9.78	$9.24
Total Return**	25.13%	15.44%	(13.41)%	13.03%	5.84%	(18.22)%
Net Assets, End of Period (in thousands)	$8,045	$3,173	$2,865	$6,363	$4,702	$4,279
Average Net Assets for the Period (in thousands)	$5,131	$2,714	$5,948	$5,510	$4,556	$2,738
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.30%	1.01%(4)	1.38%	1.46%	1.46%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.30%	1.00%(4)	1.38%	1.46%	1.46%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.83%	2.19%	0.84%	0.63%	0.86%	1.50%(5)
Portfolio Turnover Rate	74%	57%	77%	132%	19%	176%

Class S Shares

For a share outstanding during each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$32.23	$33.82	$47.44	$38.61	$33.51
Income from Investment Operations:
Net investment income/(loss)	1.18	0.90	(0.01)	(0.04)	0.20
Net gain/(loss) on investments (both realized and unrealized)	2.93	0.18	(13.62)	8.97	4.89
Total from Investment Operations	4.11	1.08	(13.63)	8.93	5.09
Less Distributions and Other:
Dividends (from net investment income)*	(1.02)	–	–	(0.11)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Redemption fees	N/A	–(3)	0.01	0.01	0.01
Total Distributions and Other	(1.02)	(2.67)	0.01	(0.10)	0.01
Net Asset Value, End of Period	$35.32	$32.23	$33.82	$47.44	$38.61
Total Return**	12.91%	3.28%	(28.71)%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$620,750	$924,703	$1,132,967	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$793,882	$1,087,271	$1,731,141	$1,601,017	$1,344,815
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.99%	1.18%	1.22%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.99%	1.18%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	0.67%	0.13%	(0.04)%	0.18%
Portfolio Turnover Rate	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.43% and 1.43%, respectively, without the inclusion of the non-recurring expense adjustment.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

124 | SEPTEMBER 30, 2013

Class T Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.25	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.13	0.15	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.15	1.67	(2.34)
Total from Investment Operations	0.28	1.82	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.08)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.45	$9.25	$7.43
Total Return**	2.99%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$1,644	$861	$619
Average Net Assets for the Period (in thousands)	$1,331	$798	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.05%	4.33%	28.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%	1.54%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	0.89%	0.85%
Portfolio Turnover Rate	104%	75%	2%

Class T Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$7.99	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.29	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.60	(2.59)
Total from Investment Operations	0.30	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	(0.03)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Redemption fees	N/A	–(3)	0.01
Total Distributions and Other	(0.03)	(0.07)	0.01
Net Asset Value, End of Period	$8.26	$7.99	$7.41
Total Return**	3.73%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$825	$2,141	$1,301
Average Net Assets for the Period (in thousands)	$2,105	$2,004	$1,320
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	2.13%	4.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.37%	1.42%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.58%	0.85%
Portfolio Turnover Rate	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 125

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended	Janus Global Life Sciences Fund
September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$31.09	$22.81	$22.19	$19.70	$17.78	$24.12
Income from Investment Operations:
Net investment income/(loss)	0.03	(0.06)	(0.12)	0.27	0.04	0.03
Net gain/(loss) on investments (both realized and unrealized)	12.35	8.35	0.84	2.22	1.94	(6.38)
Total from Investment Operations	12.38	8.29	0.72	2.49	1.98	(6.35)
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.01)	(0.10)	–(2)	(0.06)	–
Distributions (from capital gains)*	(1.13)	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	0.01
Total Distributions and Other	(1.13)	(0.01)	(0.10)	–	(0.06)	0.01
Net Asset Value, End of Period	$42.34	$31.09	$22.81	$22.19	$19.70	$17.78
Total Return**	41.24%	36.34%	3.26%	12.65%	11.21%	(26.29)%
Net Assets, End of Period (in thousands)	$485,819	$266,444	$203,916	$230,708	$646,206	$653,106
Average Net Assets for the Period (in thousands)	$328,041	$233,296	$232,934	$381,186	$618,360	$835,370
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.98%	1.00%	1.01%	1.04%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%(4)	0.98%	1.00%(4)	1.01%(4)	1.03%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%	(0.28)%	(0.56)%	0.80%	0.28%	0.15%
Portfolio Turnover Rate	47%	50%	54%	42%	70%	81%

Class T Shares

For a share outstanding during each year or period ended	Janus Global Research Fund(5)
September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$46.72	$38.85	$41.80	$35.23	$27.28	$52.97
Income from Investment Operations:
Net investment income/(loss)	0.38	0.22	0.12	0.19	0.15	0.12
Net gain/(loss) on investments (both realized and unrealized)	8.77	7.71	(2.70)	6.38	8.05	(23.46)
Total from Investment Operations	9.15	7.93	(2.58)	6.57	8.20	(23.34)
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.06)	(0.37)	–(2)	(0.25)	(0.15)
Distributions (from capital gains)*	–	–	–	–	–	(2.23)
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	0.03
Total Distributions and Other	(0.25)	(0.06)	(0.37)	–	(0.25)	(2.35)
Net Asset Value, End of Period	$55.62	$46.72	$38.85	$41.80	$35.23	$27.28
Total Return**	19.66%	20.42%	(6.27)%	18.67%	30.46%	(45.95)%
Net Assets, End of Period (in thousands)	$941,836	$110,487	$93,622	$114,874	$203,125	$167,476
Average Net Assets for the Period (in thousands)	$557,218	$108,203	$118,574	$142,843	$166,030	$260,977
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	1.12%	1.10%	1.18%	1.25%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	1.11%	1.10%	1.18%	1.24%	1.14%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	0.49%	0.30%	0.47%	0.56%	0.39%(6)
Portfolio Turnover Rate	67%	67%	78%	68%	99%	95%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.94% in 2013, 0.97% in 2011 and 0.98% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.32300045. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

126 | SEPTEMBER 30, 2013

Class T Shares

For a share outstanding during each year or period	Janus Global Select Fund
ended September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$9.37	$9.16	$11.01	$9.03	$7.14	$13.57
Income from Investment Operations:
Net investment income/(loss)	0.05	0.06	0.20	(0.01)	0.01	0.08
Net gain/(loss) on investments (both realized and unrealized)	2.32	0.25	(1.93)	1.99	1.95	(6.47)
Total from Investment Operations	2.37	0.31	(1.73)	1.98	1.96	(6.39)
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.10)	(0.12)	–(2)	(0.06)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	(0.01)	N/A
Redemption fees	N/A	–(3)	–(3)	N/A	N/A	N/A
Total Distributions and Other	(0.05)	(0.10)	(0.12)	–	(0.07)	(0.04)
Net Asset Value, End of Period	$11.69	$9.37	$9.16	$11.01	$9.03	$7.14
Total Return**	25.33%	3.38%	(15.97)%	21.96%	27.96%	(47.21)%
Net Assets, End of Period (in thousands)	$595,722	$653,810	$831,865	$1,381,716	$3,133,551	$2,694,881
Average Net Assets for the Period (in thousands)	$616,392	$811,160	$1,277,525	$2,008,730	$2,600,372	$4,709,077
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.97%	0.96%	0.95%	0.97%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.97%(4)	0.96%(4)	0.95%(4)	0.96%(4)	0.94%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%	0.39%	0.59%	0.22%	0.14%	0.67%
Portfolio Turnover Rate	53%	182%	138%	116%	125%	144%

Class T Shares

For a share outstanding during each year or period ended	Janus Global Technology Fund
September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$18.56	$15.09	$15.28	$12.57	$9.29	$16.51
Income from Investment Operations:
Net investment income/(loss)	–	(0.02)	(0.03)	(0.05)	–	–
Net gain/(loss) on investments (both realized and unrealized)	4.50	3.49	(0.16)	2.76	3.28	(7.16)
Total from Investment Operations	4.50	3.47	(0.19)	2.71	3.28	(7.16)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	(0.06)
Distributions (from capital gains)*	(0.07)	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	N/A	N/A
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.07)	–	–	–	–	(0.06)
Net Asset Value, End of Period	$22.99	$18.56	$15.09	$15.28	$12.57	$9.29
Total Return**	24.31%	23.00%	(1.24)%	21.56%	35.31%	(43.51)%
Net Assets, End of Period (in thousands)	$283,627	$247,798	$225,429	$265,438	$713,536	$533,329
Average Net Assets for the Period (in thousands)	$255,617	$244,166	$283,158	$424,663	$584,300	$828,435
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	1.01%	1.00%	1.13%	1.06%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%(5)	1.01%(5)	1.00%(5)	1.13%(5)	1.05%(5)	1.01%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.02%	(0.19)%	(0.31)%	(0.66)%	(0.32)%	(0.15)%(6)
Portfolio Turnover Rate	36%	49%	89%	70%	111%	90%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.97% in 2012, 0.95% in 2011, 0.94% in 2010, 0.95% in 2009 and 0.92% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.95% in 2013, 0.99% in 2012, 0.97% in 2011, 0.99% in 2010, 1.05% in 2009 and 1.01% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 127

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended	Janus International Equity Fund
September 30 and the period ended July 31, 2009	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$9.34	$10.86	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income	0.10	0.14	0.11	0.05	0.02	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.55	1.18	(1.53)	1.22	0.52	0.75
Total from Investment Operations	2.65	1.32	(1.42)	1.27	0.54	0.76
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.16)	(0.10)	(0.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–	–
Total Distributions and Other	(0.13)	(0.16)	(0.10)	(0.05)	–	–
Net Asset Value, End of Period	$13.02	$10.50	$9.34	$10.86	$9.64	$9.10
Total Return**	25.50%	14.25%	(13.23)%	13.22%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$10,173	$11,027	$5,184	$2,137	$1	$1
Average Net Assets for the Period (in thousands)	$11,504	$6,256	$4,425	$645	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.19%	1.12%	1.26%	1.07%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.19%	1.12%	1.26%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	1.28%	1.13%	1.14%	1.23%	(0.41)%
Portfolio Turnover Rate	74%	57%	77%	132%	19%	176%

Class T Shares

For a share outstanding during each year or
period ended September 30 and each year	Janus Overseas Fund
ended October 31	2013	2012	2011	2010(4)	2009	2008

Net Asset Value, Beginning of Period	$32.44	$33.95	$47.56	$38.65	$27.12	$63.02
Income from Investment Operations:
Net investment income	1.28	1.06	0.11	0.01	0.41	0.63
Net gain/(loss) on investments (both realized and unrealized)	2.94	0.10	(13.68)	9.04	12.66	(31.38)
Total from Investment Operations	4.22	1.16	(13.57)	9.05	13.07	(30.75)
Less Distributions and Other:
Dividends (from net investment income)*	(1.11)	–	(0.05)	(0.15)	(0.22)	(0.88)
Distributions (from capital gains)*	–	(2.67)	–	–	(1.33)	(4.29)
Redemption fees	N/A	–(3)	0.01	0.01	0.01	0.02
Total Distributions and Other	(1.11)	(2.67)	(0.04)	(0.14)	(1.54)	(5.15)
Net Asset Value, End of Period	$35.55	$32.44	$33.95	$47.56	$38.65	$27.12
Total Return**	13.22%	3.52%	(28.54)%	23.48%	51.63%	(52.78)%
Net Assets, End of Period (in thousands)	$1,875,618	$2,712,057	$3,719,191	$6,113,812	$7,112,657	$4,345,024
Average Net Assets for the Period (in thousands)	$2,301,346	$3,426,766	$6,059,513	$6,528,596	$5,182,633	$9,214,669
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.75%	0.93%	0.95%	0.91%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.74%	0.93%	0.95%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	0.90%	0.37%	0.14%	0.90%	0.79%
Portfolio Turnover Rate	21%	26%	43%	30%	45%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.

See Notes to Financial Statements.

128 | SEPTEMBER 30, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund (formerly named Janus Worldwide Fund), Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund and Janus Overseas Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in these Notes to Financial Statements for more details about this merger.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Funds’ Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or

Janus Global & International Funds | 129

Notes to Financial Statements (continued)

latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

130 | SEPTEMBER 30, 2013

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of September 30, 2013, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund and Janus Overseas Fund had restricted cash in the amounts of $4,942, $467,325, $19,113, $300,000, $375 and $108,567,983, respectively. The restricted cash represents collateral received in relation to options contracts, swap contracts, and China A Shares invested in by the Funds at September 30, 2013. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market

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Notes to Financial Statements (continued)

approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold material Level 3 securities as of September 30, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended September 30, 2013.

	Transfers Out	Transfers Out	Transfers Out
	of Level 1 to	of Level 2	of Level 3
Fund	Level 2	to Level 1	to Level 2

Janus Emerging Markets Fund	$849,059	$124,761	–
Janus Global Life Sciences Fund	–	–	4,130,815

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year.

Financial assets were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended September 30, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an

132 | SEPTEMBER 30, 2013

asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal

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Notes to Financial Statements (continued)

course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

The Funds do not require the counterparty to post collateral for forward currency contracts; however, the Funds will segregate cash or high-grade securities with their custodian in an amount at all times equal to or greater than the Funds’ commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedules of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Funds’ corresponding forward currency contracts.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a

134 | SEPTEMBER 30, 2013

securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the year ended September 30, 2013 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Research Fund
Options outstanding at September 30, 2012	–	$–
Options written	6,550	58,950
Options closed	–	–
Options expired	(6,550)	(58,950)
Options exercised	–	–

Options outstanding at September 30, 2013	–	$–

Call Options	Number of Contracts	Premiums Received

Janus Global Select Fund
Options outstanding at September 30, 2012	–	$–
Options written	200,000	169,856
Options closed	–	–
Options expired	(200,000)	(169,856)
Options exercised	–	–

Options outstanding at September 30, 2013	–	$–

Put Options	Number of Contracts	Premiums Received

Janus Global Technology Fund
Options outstanding at September 30, 2012	5,075	$891,170
Options written	1,911	3,592,488
Options closed	(5,777)	(2,265,029)
Options expired	(156)	(210,112)
Options exercised	(406)	(574,118)

Options outstanding at September 30, 2013	647	$1,434,399

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap

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Notes to Financial Statements (continued)

contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2013.

Fair Value of Derivative Instruments as of September 30, 2013

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Emerging Markets Fund
Equity Contracts	Outstanding swap contracts at value	$1,404	Outstanding swap contracts at value	$14,451
Foreign Exchange Contracts			Forward currency contracts	7,213

Total		$1,404		$21,664

Janus Global Life Sciences Fund
Foreign Exchange Contracts	Forward currency contracts	$11,892	Forward currency contracts	$585,493

Total		$11,892		$585,493

Janus Global Select Fund
Equity Contracts	Unaffiliated investments at value	$1,850,358*

Total		$1,850,358

Janus Global Technology Fund
Equity Contracts	Unaffiliated investments at value	$228,817*	Options written, at value	$318,569
Foreign Exchange Contracts	Forward currency contracts	57,387	Forward currency contracts	491,576

Total		$286,204		$810,145

Janus International Equity Fund
Foreign Exchange Contracts	Forward currency contracts	$43,552	Forward currency contracts	$291,926

Total		$43,552		$291,926

Janus Overseas Fund
Equity Contracts			Outstanding swap contracts at value	$8,694,133
Foreign Exchange Contracts	Forward currency contracts	$1,135,337	Forward currency contracts	4,892,699

Total		$1,135,337		$13,586,832

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2013.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign		Futures	Swap	Written
hedging instruments	currency transactions		contracts	contracts	options contracts	Total

Janus Asia Equity Fund
Equity Contracts	$(7,816	)*	$21,566	$13,879	$–	$27,629

Total	$(7,816)		$21,566	$13,879	$–	$27,629

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Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign	Futures	Swap	Written
hedging instruments	currency transactions	contracts	contracts	options contracts	Total

Janus Emerging Markets Fund
Equity Contracts	$(16,670)*	$73,551	$224,963	$–	$281,844
Foreign Exchange Contracts	139,608	–	–	–	139,608

Total	$122,938	$73,551	$224,963	$–	$421,452

Janus Global Life Sciences Fund
Foreign Exchange Contracts	$(514,833)	$–	$–	$–	$(514,833)

Total	$(514,833)	$–	$–	$–	$(514,833)

Janus Global Research Fund
Equity Contracts	$(39,300)*	$–	$–	$58,950	$19,650
Foreign Exchange Contracts	607,600	–	–	–	607,600

Total	$568,300	$–	$–	$58,950	$627,250

Janus Global Select Fund
Equity Contracts	$(10,768,300)*	$–	$–	$169,856	$(10,598,444)

Total	$(10,768,300)	$–	$–	$169,856	$(10,598,444)

Janus Global Technology Fund
Equity Contracts	$(3,480,137)*	$–	$–	$1,195,821	$(2,284,316)
Foreign Exchange Contracts	5,926,994	–	–	–	5,926,994

Total	$2,446,857	$–	$–	$1,195,821	$3,642,678

Janus International Equity Fund
Foreign Exchange Contracts	$(20,182)	$–	$–	$–	$(20,182)

Total	$(20,182)	$–	$–	$–	$(20,182)

Janus Overseas Fund
Equity Contracts	$–	$–	$163,196,779	$–	$163,196,779
Foreign Exchange Contracts	144,191,369	–	–	–	144,191,369

Total	$144,191,369	$–	$163,196,779	$–	$307,388,148

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’	Futures	Swap	Written
hedging instruments	deferred compensation	contracts	contracts	options contracts	Total

Janus Asia Equity Fund
Equity Contracts	$–	$–	$(7,448)	$–	$(7,448)

Total	$–	$–	$(7,448)	$–	$(7,448)

Janus Emerging Markets Fund
Equity Contracts	$–	$497	$51,866		$52,363
Foreign Exchange Contracts	(12,966)	–	–	–	(12,966)

Total	$(12,966)	$497	$51,866	$–	$39,397

Janus Global Life Sciences Fund
Foreign Exchange Contracts	$(612,855)	$–	$–	$–	$(612,855)

Total	$(612,855)	$–	$–	$–	$(612,855)

Janus Global Select Fund
Equity Contracts	$7,632,617*	$–	$–	$–	$7,632,617

Total	$7,632,617	$–	$–	$–	$7,632,617

Janus Global Technology Fund
Equity Contracts	$(143,182)*	$–	$–	$376,976	$233,794
Foreign Exchange Contracts	(400,963)	–	–	–	(400,963)

Total	$(544,145)	$–	$–	$376,976	$(167,169)

Janus International Equity Fund
Foreign Exchange Contracts	$(248,374)	$–	$–	$–	$(248,374)

Total	$(248,374)	$–	$–	$–	$(248,374)

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Notes to Financial Statements (continued)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’	Futures	Swap	Written
hedging instruments	deferred compensation	contracts	contracts	options contracts	Total

Janus Overseas Fund
Equity Contracts	$–	$–	$25,206,719	$–	$25,206,719
Foreign Exchange Contracts	(2,858,671)	–	–	–	(2,858,671)

Total	$(2,858,671)	$–	$25,206,719	$–	$22,348,048

*	Amounts relate to purchased options.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and investment quota.

138 | SEPTEMBER 30, 2013

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in RMB (or renminbi, which is the sole legal tender issued by the PRC) accounts, foreign exchange accounts, and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the year ended September 30, 2013, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, Janus International Equity Fund, and Janus Overseas Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, a Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on a Fund’s investments in A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Funds do not accrue for such taxes.

As of September 30, 2013, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, Janus International Equity Fund, and Janus Overseas Fund had allocated investment quota of $4,942, $9,325, $19,113, $375 and $22,514, respectively. The Funds are subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including

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but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities (also known as “A Shares”).

Fully Funded Total Return Swaps
As of period end, Janus Asia Equity Fund held fully funded total return swaps to create exposure to certain investments to which it would otherwise not be exposed. Fully funded total return swap contracts involve the exchange by the fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index and a specified notional amount.

Where the fund enters into a fully funded total return swap transaction with a swap counterparty, pursuant to which the fund makes an initial payment equal to the fair valuation of an emerging market debt security, loan or other financial instrument, the fully funded total return swaps are considered investments for financial statement purposes and are accounted for using the same policies as would apply to the underlying assets they represent, including the valuation policies as described earlier in Note 1. Aside from the market risk of the underlying securities, there is a risk of default by the counterparty to the transaction, which may impact the fully funded total return swaps’ fair value.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

140 | SEPTEMBER 30, 2013

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Asia Equity Fund	N/A	0.92
Janus Emerging Markets Fund	N/A	1.00
Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.60(1)
Janus Global Select Fund	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64

(1)	See Note 8.

For Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus International Equity Fund and Janus Overseas Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Asia Equity Fund	MSCI All Country Asia
ex-Japan Index
Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM
Janus Global Research Fund	MSCI World IndexSM(1)
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World
ex-U.S. IndexSM

(1)	See Note 8.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, December 2007 for Janus International Equity Fund, November 2011 for Janus Overseas Fund, January 2012 for Janus Emerging Markets Fund, and August 2012 for Janus Asia Equity Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is

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Notes to Financial Statements (continued)

calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, as well as the additional three-year management fee waivers agreed to by Janus Capital for Janus Global Research Fund, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the year ended September 30, 2013, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Asia Equity Fund	$(979)
Janus Emerging Markets Fund	(27,908)
Janus Global Research Fund(*)	69,513
Janus International Equity Fund	14,088
Janus Overseas Fund	(15,117,173)

*	The Performance Adjustment for Janus Worldwide Fund was $(639,746) for the period October 1, 2012 through March 15, 2013.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to Janus Asia Equity Fund, Janus Emerging Markets Fund, and, effective December 21, 2012, Janus International Equity Fund. Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by Janus Asia Equity Fund, one-third of the advisory fee paid by Janus Emerging Markets Fund, and, effective April 1, 2013, one-third of the advisory fee paid by Janus International Equity Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on each of Janus Asia Equity Fund’s, Janus Emerging Markets Fund’s, and, effective April 1, 2013, Janus International Equity Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period. Janus Singapore has been in the investment management business since 2011 and serves as subadviser to other U.S. registered investment companies and offshore investment funds. Janus Singapore is a wholly-owned subsidiary of Janus Capital.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these

142 | SEPTEMBER 30, 2013

services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense
	Limit (%)	Previous Expense
	(February 1, 2013	Limit (%)
Fund	to present)	(until February 1, 2013)

Janus Asia Equity Fund	1.25	1.25
Janus Emerging Markets Fund	1.25	1.25
Janus Global Research Fund	1.07	1.00
Janus Global Select Fund	1.02	0.90
Janus International Equity Fund	1.00	1.25
Janus Overseas Fund	1.00	0.92

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the

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Notes to Financial Statements (continued)

Deferred Plan. Deferred fees of $258,078 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $497,544 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Asia Equity Fund	$1,218
Janus Emerging Markets Fund	69
Janus Global Life Sciences Fund	29,492
Janus Global Research Fund(*)	1,675
Janus Global Select Fund	667
Janus Global Technology Fund	3,577
Janus International Equity Fund	2,393
Janus Overseas Fund	9,317

*	The Upfront Sales Charge for Janus Worldwide Fund was $216 for the period October 1, 2012 through March 15, 2013.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended September 30, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Life Sciences Fund	$262
Janus Global Research Fund	149
Janus Global Select Fund	308
Janus Global Technology Fund	114
Janus International Equity Fund	1,543
Janus Overseas Fund	10,287

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended September 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

144 | SEPTEMBER 30, 2013

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the year ended September 30, 2013, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/12	Purchases	Purchases	Redemptions	Redemptions	9/30/13

Janus Asia Equity Fund - Class A Shares	$833,333	$–	–	$–	–	$833,333
Janus Asia Equity Fund - Class C Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class D Shares	833,334	–	–	–	–	833,334
Janus Asia Equity Fund - Class I Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class S Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class T Shares	833,334	–	–	–	–	833,334
Janus Emerging Markets Fund - Class A Shares	833,333	–	–	(833,333)	02/25/13	–
Janus Emerging Markets Fund - Class C Shares	833,334	–	–	(701,754)	02/25/13	131,580
Janus Emerging Markets Fund - Class D Shares	833,333	–	–	(833,333)	02/25/13	–
Janus Emerging Markets Fund - Class I Shares	833,333	–	–	(833,333)	02/25/13	–
Janus Emerging Markets Fund - Class S Shares	833,334	–	–	(464,037)	02/25/13	369,297
Janus Emerging Markets Fund - Class T Shares	833,333	–	–	(833,333)	02/25/13	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Asia Equity Fund	$414	$378,145	$–	$–	$–	$256	$(471,217)
Janus Emerging Markets Fund	536,831	–	(3,064,890)	–	–	1,740	(1,339,497)
Janus Global Life Sciences Fund	20,335,822	79,726,727	–	–	–	(18,325)	424,669,269
Janus Global Research Fund	11,582,354	–	(826,827,750)	–	–	8,655	351,847,466
Janus Global Select Fund	9,934,336	–	(947,037,134)	–	–	450,425	421,796,659
Janus Global Technology Fund	–	74,432,118	–	–	–	1,107,081	243,699,403
Janus International Equity Fund	2,413,123	–	(16,455,857)	–	–	(3,884)	48,505,482
Janus Overseas Fund	176,762,902	–	(1,074,171,024)	–	–	(159,215)	(494,923,168)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under

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Notes to Financial Statements (continued)

the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2013

	September 30,	September 30,	No Expiration		Accumulated
Fund	2016	2017	Short-Term	Long-Term	Capital Losses

Janus Asia Equity Fund	$–	$–	$–	$–	$–
Janus Emerging Markets Fund	–	–	(1,705,916)	(1,358,974)	(3,064,890)
Janus Global Life Sciences Fund	–	–	–	–	–
Janus Global Research Fund(1)	(11,585,727)	(815,242,023)	–	–	(826,827,750)
Janus Global Select Fund(2)	(8,938,530)	(692,178,716)	(111,598,436)	(134,321,452)	(947,037,134)
Janus Global Technology Fund	–	–	–	–	–
Janus International Equity Fund	–	(16,455,857)	–	–	(16,455,857)
Janus Overseas Fund(3)	(330,727,597)	–	(32,438,593)	(711,004,834)	(1,074,171,024)

(1)	Capital loss carryovers subject to annual limitations, $(819,103,932) should be available in the next fiscal year.
(2)	Capital loss carryovers subject to annual limitations, $(943,461,722) should be available in the next fiscal year.
(3)	Capital loss carryovers subject to annual limitations, $(1,027,920,186) should be available in the next fiscal year.

During the year ended September 30, 2013, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Asia Equity Fund	$241,506
Janus Emerging Markets Fund	–
Janus Global Life Sciences Fund	–
Janus Global Research Fund	147,610,831
Janus Global Select Fund	–
Janus Global Technology Fund	–
Janus International Equity Fund	6,178,551
Janus Overseas Fund	–

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Asia Equity Fund	$13,507,037	$673,901	$(1,145,118)
Janus Emerging Markets Fund	27,712,755	1,450,078	(2,791,213)
Janus Global Life Sciences Fund	959,344,116	448,081,965	(23,412,696)
Janus Global Research Fund	2,106,831,238	388,093,636	(36,246,170)
Janus Global Select Fund	1,763,590,573	468,577,722	(46,781,063)
Janus Global Technology Fund	718,429,120	253,918,756	(9,005,948)
Janus International Equity Fund	211,790,998	55,685,854	(7,180,372)
Janus Overseas Fund	5,247,945,926	1,022,873,499	(1,517,796,667)

146 | SEPTEMBER 30, 2013

Information on the tax components of securities sold short as of September 30, 2013 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Global Technology Fund	$(6,128,408)	$(1,213,405)	$–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended September 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Asia Equity Fund	$77,352	$–	$–	$–
Janus Emerging Markets Fund	110,157	–	–	–
Janus Global Life Sciences Fund	–	30,389,985	–	–
Janus Global Research Fund	20,439,224	–	–	–
Janus Global Select Fund	11,592,546	–	–	–
Janus Global Technology Fund	–	2,982,283	–	(420,270)
Janus International Equity Fund	2,308,441	–	–	–
Janus Overseas Fund	203,417,114	–	–	–

For the year ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Asia Equity Fund	$–	$–	$–	$(50,164)
Janus Emerging Markets Fund	67,586	56,264	–	–
Janus Global Life Sciences Fund	750,947	–	–	(637,549)
Janus Global Research Fund	592,303	–	–	–
Janus Global Select Fund	28,563,563	–	–	–
Janus Global Technology Fund	–	–	–	(1,366,075)
Janus International Equity Fund	2,823,090	–	–	–
Janus Overseas Fund	1,678	632,823,554	–	–

Janus Global & International Funds | 147

Notes to Financial Statements (continued)

6.	Capital Share Transactions

	Janus		Janus		Janus
	Asia		Emerging		Global Life		Janus		Janus
	Equity		Markets		Sciences		Global Research		Global Select
For each year ended September 30	Fund		Fund		Fund		Fund (1)		Fund
(all numbers in thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Transactions in Fund Shares – Class A Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	52	N/A	N/A	N/A
Shares sold	33	12	51	16	242	69	60	335	88	205
Reinvested dividends and distributions	1	–	–	1	5	–	1	–	–	14
Shares repurchased	(26)	–	(142)	(24)	(49)	(9)	(141)	(153)	(712)	(1,288)
Net Increase/(Decrease) in Fund Shares	8	12	(91)	(7)	198	60	(28)	182	(624)	(1,069)
Shares Outstanding, Beginning of Period	95	83	124	131	107	47	236	54	1,259	2,328
Shares Outstanding, End of Period	103	95	33	124	305	107	208	236	635	1,259
Transactions in Fund Shares – Class C Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	29	N/A	N/A	N/A
Shares sold	2	1	6	14	152	8	30	40	19	37
Reinvested dividends and distributions	–	–	–	1	1	–	–	–	–	–
Shares repurchased	–	–	(79)	(10)	(6)	(12)	(20)	(18)	(288)	(538)
Net Increase/(Decrease) in Fund Shares	2	1	(73)	5	147	(4)	39	22	(269)	(501)
Shares Outstanding, Beginning of Period	84	83	97	92	17	21	63	41	647	1,148
Shares Outstanding, End of Period	86	84	24	97	164	17	102	63	378	647
Transactions in Fund Shares – Class D Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	23,312	N/A	N/A	N/A
Shares sold	1,162	387	659	767	3,550	1,559	423	316	3,283	4,647
Reinvested dividends and distributions	4	–	6	8	655	27	15	7	848	2,038
Shares repurchased	(744)	(161)	(727)	(508)	(2,200)	(2,068)	(1,746)	(496)	(26,812)	(27,157)
Net Increase/(Decrease) in Fund Shares	422	226	(62)	267	2,005	(482)	22,004	(173)	(22,681)	(20,472)
Shares Outstanding, Beginning of Period	366	140	1,170	903	17,972	18,454	2,523	2,696	155,274	175,746
Shares Outstanding, End of Period	788	366	1,108	1,170	19,977	17,972	24,527	2,523	132,593	155,274
Transactions in Fund Shares – Class I Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	360	N/A	N/A	N/A
Shares sold	137	44	1,142	799	290	115	655	608	2,026	769
Reinvested dividends and distributions	2	–	5	4	8	–	9	3	6	22
Shares repurchased	(127)	(3)	(261)	(207)	(95)	(66)	(436)	(225)	(1,016)	(1,829)
Net Increase/(Decrease) in Fund Shares	12	41	886	596	203	49	588	386	1,016	(1,038)
Shares Outstanding, Beginning of Period	124	83	1,048	452	238	189	1,246	860	1,803	2,841
Shares Outstanding, End of Period	136	124	1,934	1,048	441	238	1,834	1,246	2,819	1,803
Transactions in Fund Shares – Class R Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	23	N/A	N/A	N/A
Shares sold	N/A	N/A	N/A	N/A	N/A	N/A	8	N/A	63	181
Reinvested dividends and distributions	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	–	1
Shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	(3)	N/A	(190)	(213)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	N/A	N/A	N/A	28	N/A	(127)	(31)
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	206	237
Shares Outstanding, End of Period	N/A	N/A	N/A	N/A	N/A	N/A	28	N/A	79	206
Transactions in Fund Shares – Class S Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	835	N/A	N/A	N/A
Shares sold	31	–	3	1	221	1	93	109	30	61
Reinvested dividends and distributions	1	–	(47)	1	–	–	1	–	1	–
Shares repurchased	(31)	–	–	–	(10)	(4)	(176)	(32)	(87)	(30)
Net Increase/(Decrease) in Fund Shares	1	–	(44)	2	211	(3)	753	77	(56)	31
Shares Outstanding, Beginning of Period	83	83	85	83	5	8	82	5	118	87
Shares Outstanding, End of Period	84	83	41	85	216	5	835	82	62	118

148 | SEPTEMBER 30, 2013

	Janus		Janus		Janus
	Asia		Emerging		Global Life		Janus		Janus
	Equity		Markets		Sciences		Global Research		Global Select
For each year ended September 30	Fund		Fund		Fund		Fund (1)		Fund
(all numbers in thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Transactions in Fund Shares – Class T Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	16,383	N/A	N/A	N/A
Shares sold	669	97	714	202	4,239	1,292	705	636	3,399	5,593
Reinvested dividends and distributions	1	–	1	2	312	3	12	4	281	889
Shares repurchased	(589)	(87)	(883)	(112)	(1,647)	(1,666)	(2,533)	(685)	(22,470)	(27,497)
Net Increase/(Decrease) in Fund Shares	81	10	(168)	92	2,904	(371)	14,567	(45)	(18,790)	(21,015)
Shares Outstanding, Beginning of Period	93	83	268	176	8,570	8,941	2,365	2,410	69,756	90,771
Shares Outstanding, End of Period	174	93	100	268	11,474	8,570	16,932	2,365	50,966	69,756

(1)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger and for the Combined Fund thereafter. Information has been restated for periods prior to the merger to reflect the share conversion ratio of 0.31760456, 0.31401614, 0.32275612, 0.31777897, 0.31544413 and 0.32300045 for Classes A, C, D, I, S and T, respectively. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in the Notes to Financial Statements.

Janus Global & International Funds | 149

Notes to Financial Statements (continued)

	Janus		Janus
	Global		International		Janus
	Technology		Equity		Overseas
For each year ended September 30	Fund		Fund		Fund
(all numbers in thousands)	2013	2012	2013	2012(1)	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	132	110	761	964	1,793	4,679
Reinvested dividends and distributions	1	–	34	60	198	1,074
Shares repurchased	(69)	(61)	(1,524)	(2,195)	(7,251)	(12,110)
Net Increase/(Decrease) in Fund Shares	64	49	(729)	(1,171)	(5,260)	(6,357)
Shares Outstanding, Beginning of Period	192	143	4,271	5,442	10,469	16,826
Shares Outstanding, End of Period	256	192	3,542	4,271	5,209	10,469
Transactions in Fund Shares – Class C Shares:
Shares sold	49	23	172	315	231	615
Reinvested dividends and distributions	–	–	1	2	40	280
Shares repurchased	(20)	(22)	(402)	(591)	(1,695)	(2,806)
Net Increase/(Decrease) in Fund Shares	29	1	(229)	(274)	(1,424)	(1,911)
Shares Outstanding, Beginning of Period	68	67	1,361	1,635	3,595	5,506
Shares Outstanding, End of Period	97	68	1,132	1,361	2,171	3,595
Transactions in Fund Shares – Class D Shares:
Shares sold	1,393	1,458	889	711	1,276	2,350
Reinvested dividends and distributions	106	–	14	13	1,391	3,674
Shares repurchased	(3,935)	(4,174)	(485)	(367)	(9,797)	(9,187)
Net Increase/(Decrease) in Fund Shares	(2,436)	(2,716)	418	357	(7,130)	(3,163)
Shares Outstanding, Beginning of Period	30,909	33,625	1,224	867	43,131	46,294
Shares Outstanding, End of Period	28,473	30,909	1,642	1,224	36,001	43,131
Transactions in Fund Shares – Class I Shares:
Shares sold	199	159	1,414	3,896	5,853	11,492
Reinvested dividends and distributions	1	–	41	166	821	2,684
Shares repurchased	(197)	(177)	(2,769)	(10,695)	(15,891)	(24,548)
Net Increase/(Decrease) in Fund Shares	3	(18)	(1,314)	(6,633)	(9,217)	(10,372)
Shares Outstanding, Beginning of Period	415	433	5,201	11,834	27,116	37,488
Shares Outstanding, End of Period	418	415	3,887	5,201	17,899	27,116
Transactions in Fund Shares – Class N Shares:
Shares sold	N/A	N/A	3,283	6,842	339	1,829
Reinvested dividends and distributions	N/A	N/A	84	–	63	–
Shares repurchased	N/A	N/A	(1,188)	(582)	(671)	(40)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	2,179	6,260	(269)	1,789
Shares Outstanding, Beginning of Period	N/A	N/A	6,260	N/A	1,789	N/A
Shares Outstanding, End of Period	N/A	N/A	8,439	6,260	1,520	1,789
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	38	112	695	1,383
Reinvested dividends and distributions	N/A	N/A	2	–	83	278
Shares repurchased	N/A	N/A	(35)	(25)	(2,265)	(1,528)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	5	87	(1,487)	133
Shares Outstanding, Beginning of Period	N/A	N/A	148	61	4,060	3,927
Shares Outstanding, End of Period	N/A	N/A	153	148	2,573	4,060
Transactions in Fund Shares – Class S Shares:
Shares sold	40	18	393	128	3,352	6,146
Reinvested dividends and distributions	–	–	4	1	775	2,601
Shares repurchased	(15)	(6)	(92)	(140)	(15,245)	(13,557)
Net Increase/(Decrease) in Fund Shares	25	12	305	(11)	(11,118)	(4,810)
Shares Outstanding, Beginning of Period	29	17	290	301	28,693	33,503
Shares Outstanding, End of Period	54	29	595	290	17,575	28,693

150 | SEPTEMBER 30, 2013

	Janus		Janus
	Global		International		Janus
	Technology		Equity		Overseas
For each year ended September 30	Fund		Fund		Fund
(all numbers in thousands)	2013	2012	2013	2012(1)	2013	2012(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	1,793	1,434	335	822	5,046	11,894
Reinvested dividends and distributions	46	–	12	8	2,446	8,246
Shares repurchased	(2,849)	(3,027)	(616)	(335)	(38,338)	(46,096)
Net Increase/(Decrease) in Fund Shares	(1,010)	(1,593)	(269)	495	(30,846)	(25,956)
Shares Outstanding, Beginning of Period	13,350	14,943	1,050	555	83,609	109,565
Shares Outstanding, End of Period	12,340	13,350	781	1,050	52,763	83,609

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Asia Equity Fund	$18,071,052	$13,058,834	$–	$–
Janus Emerging Markets Fund	38,903,871	32,971,956	–	–
Janus Global Life Sciences Fund	604,837,286	466,545,008	–	–
Janus Global Research Fund	959,271,807	1,092,274,687	–	–
Janus Global Select Fund	1,144,938,121	1,598,986,388	–	–
Janus Global Technology Fund	301,253,267	384,021,737	–	–
Janus International Equity Fund	170,831,273	169,222,922	–	–
Janus Overseas Fund	1,182,333,512	3,417,181,127	–	–

8.	Fund Acquisition

On March 15, 2013, Janus Worldwide Fund acquired all of the net assets of Janus Global Research Fund, a separate series of the Trust, pursuant to a plan of reorganization approved by Janus Global Research Fund shareholders on March 8, 2013 (the “Merger”). The purpose of the transaction was to combine two funds with similar investment objectives, strategies and policies, as well as the anticipated expense efficiencies due to the larger asset base of the combined fund after the Merger.

The acquisition was accomplished by a tax-free exchange of shares of Janus Global Research Fund for shares of Janus Worldwide Fund outstanding on March 15, 2013, valued at $329,602,941.

		Number of
	Number of shares	Janus Worldwide Fund
	outstanding of	shares issued
	Janus Global	for shares of
	Research Fund	Janus Global
	prior to merger	Research Fund

Class A	672,246	213,508
Class C	248,269	77,960
Class D	7,602,654	2,453,803
Class I	4,086,150	1,298,493
Class R	N/A	–
Class S	262,639	82,848
Class T	6,720,533	2,170,735

Effective with the Merger:

•	Janus Global Research Fund merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.”

•	Janus Worldwide Fund became the legal survivor for the Merger; the historical performance of Janus Global Research Fund, including its accounting and

Janus Global & International Funds | 151

Notes to Financial Statements (continued)

financial history, became the Combined Fund’s historical performance.

•	The Combined Fund will use the expense structure of Janus Worldwide Fund, including maintaining the base management fee rate of Janus Worldwide Fund of 0.60%, and the benchmark index of Janus Worldwide Fund, the Morgan Stanley Capital International (“MSCI”) World IndexSM, which will be used for purposes of calculating the Combined Fund’s performance adjustment to the base management fee.

•	For three years after the Merger, Janus Capital will waive its management fee to at least a level that is equivalent to the fee rate the Combined Fund would have paid if, after the Merger, the performance history of Janus Worldwide Fund were used to calculate the performance fee adjustment to the base management fee.

•	The Combined Fund changed its name to “Janus Global Research Fund.”

For financial reporting purposes, the investment portfolio of Janus Worldwide Fund, with a fair value of $2,128,657,151 and identified cost of $1,798,892,629 at March 15, 2013, was the principal asset acquired by Janus Global Research Fund. Assets received and shares issued by Janus Global Research Fund were recorded at fair value; however, the cost basis of the investments received from Janus Worldwide Fund was carried forward to align ongoing reporting of Janus Global Research Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Merger, the net assets of Janus Worldwide Fund were $2,139,115,944.

Assuming the acquisition had been completed on October 1, 2012, the beginning of the annual reporting period of Janus Worldwide Fund, Janus Worldwide Fund’s pro forma results of operations for the year ended September 30, 2013, are as follows:

Net investment income $16,742,198

Net gain/(loss) on investments $232,910,945

Net increase/(decrease) in net assets resulting from operations $249,653,143

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Janus Global Research Fund that have been included in Janus Worldwide Fund’s Statement of Operations since March 15, 2013.

9.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

152 | SEPTEMBER 30, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund (formerly known as Janus Worldwide Fund), Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, and Janus Overseas Fund (eight of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 15, 2013

Janus Global & International Funds | 153

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

154 | SEPTEMBER 30, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Global & International Funds | 155

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

156 | SEPTEMBER 30, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Global & International Funds | 157

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was September 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

158 | SEPTEMBER 30, 2013

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

Janus Global & International Funds | 159

Useful Information About Your Fund Report (unaudited) (continued)

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended September 30, 2013:

Capital Gain Distributions

Fund

Janus Global Life Sciences Fund	$30,389,985
Janus Global Technology Fund	2,982,283

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Asia Equity Fund	$26,362	$291,485
Janus Emerging Markets Fund	50,885	569,584
Janus International Equity Fund	420,817	5,323,032
Janus Overseas Fund	3,880,901	75,730,847

Dividends Received Deduction Percentage

Fund

Janus Global Life Sciences Fund	17%
Janus Global Research Fund	83%
Janus Global Select Fund	92%
Janus Global Technology Fund	100%
Janus Overseas Fund	4%

Qualified Dividend Income Percentage

Fund

Janus Asia Equity Fund	100%
Janus Emerging Markets Fund	39%
Janus Global Life Sciences Fund	29%
Janus Global Research Fund	100%
Janus Global Select Fund	100%
Janus Global Technology Fund	100%
Janus International Equity Fund	100%
Janus Overseas Fund	31%

Janus Global & International Funds | 161

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Global & International Funds | 163

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago
Convention & Tourism
					Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company).

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OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Wahid Chammas 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	12/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Global Research Fund	3/13-Present	Vice President and Director of Equity Research of Janus Capital.

Matt Hochstetler 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	12/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Global Select Fund	8/12-Present	Vice President of Janus Capital. Formerly, Portfolio Manager for Northern Trust (2008-2011) and Columbia Management Group (2004-2008).

Guy Scott 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Global Technology Fund	5/11-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Carmel Wellso #36-02 AXA Tower 8 Shenton Way Singapore 068811 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Hiroshi Yoh #36-02 AXA Tower 8 Shenton Way Singapore 068811 DOB: 1963	Executive Vice President and Portfolio Manager Janus Asia Equity Fund Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	7/11-Present 8/12-Present	Director of Janus Capital Singapore Pte. Limited and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer and a portfolio manager with Tokio Marine Asset Management International Pte. Ltd., a Singapore-based asset management firm (1999-2011).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Global & International Funds | 165

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

166 | SEPTEMBER 30, 2013

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Janus Global & International Funds | 167

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Global Research Fund was held March 8, 2013. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote and/or fractional vote reported represents one dollar and/or fractional dollar of net asset value held by Shareholders on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal
To approve an Agreement and Plan of Reorganization, which provides for the merger of Janus Global Research Fund with and into Janus Worldwide Fund.

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Affirmative	Against	Abstain	Affirmative	Against	Abstain

Janus Global Research Fund	307,711,783.777	143,860,780.267	16,300,656.729	5,399,540.223	46.752%	5.297%	1.755%	86.893%	9.846%	3.261%

168 | SEPTEMBER 30, 2013

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169

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1113-50138	125-02-01000 11-13

ANNUAL REPORT

September 30, 2013

Janus Growth &
Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

We believe a global recovery is underway. U.S. economic data has been showing slow but steady improvement. Japan’s economy also appears to be on the mend, as its prime minister takes bold steps aimed at ending the deflationary cycles that have plagued the country for decades. New economic data shows signs of stabilization in Europe and China. With the exception of emerging markets, most of the major economies around the globe are providing reasons for optimism.

The Federal Reserve chose to leave its quantitative easing program unchanged in September, despite speculation that it would begin to taper the bond-buying program that has helped keep long-term Treasury rates low for the past year and contributed to unprecedented levels of global market liquidity. While fears of tapering have weighed on equity and fixed income markets, we actually would welcome a cut in asset purchases because it’s a necessary first step in returning the economy to a sense of normalcy. Ultimately we think the economy needs to wean itself off such accommodative monetary policy.

Meanwhile, automatic federal budget cuts that began on March 1, known as the sequester – which everyone thought would be a death knell for the U.S. economy – have dramatically improved the fiscal picture. Higher taxes, a modestly growing economy and a deceleration in government spending have shrunk the deficit meaningfully. If these conditions play out for another couple of years, a fiscal deficit in the range of 2% to 3% of GDP might not be too far off.

Headline risk remains, however. We saw this reflected late in Q3 2013 in the debate over potential U.S. military action in Syria and as a dysfunctional Congress allowed the U.S. government to slip into partial shutdown. It remained to be seen, at the time of this writing, how long the shutdown would continue, making it difficult to gauge its economic impact. The situation will become far more severe if the U.S. debt ceiling is not raised and the government defaults on its obligations. We believe that Washington will reach some sort of partial resolution at the 11th hour, as it has done before, that will allow for accelerating economic growth by year end.

U.S. equity markets are up nearly 30% since the November elections. In the long history of equity markets, such periods don’t come around often. After such a strong surge, we haven’t turned bearish on stocks, but our view of equities is certainly more balanced than it was at the beginning of the year. P/E multiples have expanded as stock prices have risen well ahead of earnings growth so far this year. Riskier, more speculative areas of the market such as small-capitalization stock indices sat at all-time highs in Q2 2013, and have climbed even higher since then. Meanwhile, the IPO market has sprung to life. A great number of these companies are coming to market much earlier in their business development than we’ve historically seen, suggesting some frothiness in the market. Stretched valuations for a number of companies tied to hyper-growth industries like cloud computing and social media also suggest investors are hungry for growth. That investors are paying more for less growth, suggests the market thinks growth will be harder to come by going forward: certainly those companies able to grow the fastest have been rewarded with robust valuations.

This doesn’t suggest we are approaching a broad sell-off in equities, in our view. Multiples have expanded, but they are still in line with historical norms. A global economy in the earliest stages of recovery also provides a nice backdrop for equities. But after such a strong climb in 2013, we expect a more normalized return environment going forward.

Meanwhile, as the global economy improves, longer-term U.S. Treasury securities must price in a positive real rate of return, as well as an additional premium associated with the potential for capital loss. At the end of Q3 2013, rates were not there yet, and we expect rising rates to be a key theme for fixed income investors in the fourth quarter and beyond.

There are still opportunities in credit, but they are more muted than they have been over the last four years, in our opinion. We are entering an environment in which shareholder-friendly activity, such as acquisitions and share repurchases, is likely to increase. As credit investors, we remain focused on the downside implications of

Janus Growth & Core Funds | 1

(unaudited) (continued)

actions that could increase corporate debt and earnings volatility.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | SEPTEMBER 30, 2013

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Summary

Janus Balanced Fund’s Class T Shares returned 13.27% for the 12-month period ended September 30, 2013. That compares with 19.34% for the Fund’s primary benchmark, the S&P 500 Index, and -1.68% for the Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Barclays U.S. Aggregate Bond Index, returned 9.52%.

Investment Environment

The global economy generally improved during the 12 months ended September 30, 2013. In the United States, the early months of the period were overshadowed by uncertainty leading up to U.S. elections in November 2012 and concern about the “fiscal cliff,” a combination of spending cuts and tax increases scheduled to take effect on January 1, 2013. Congress resolved some of the fiscal issues at the last minute, leading to across-the-board federal spending cuts (the sequester) that began on March 1, 2013. Despite initial fears, the U.S. economy weathered the sequester relatively well, and equity markets rallied. In May, strengthening economic data prompted Federal Reserve (Fed) Chairman Ben Bernanke to caution that the Fed eventually would taper its quantitative easing (QE) program, remarks that spurred a sharp rise in long-term Treasury yields and a drop in equity markets. However, once markets became reassured that the Fed would not remove accommodation before the economy was on sound footing, equities resumed an upward climb and yields backed down.

In Japan, Prime Minister Shinzo Abe set in motion new monetary and fiscal policies aimed at reflating the Japanese economy. This had the effect of weakening the yen and setting off a rally in Japanese equity markets. Europe’s fiscal problems receded throughout the year, helped in part by European Central Bank President Mario Draghi’s 2012 pledge to do “whatever it takes” to preserve the euro. China’s growth slowed, but by the end of the period was showing signs of stabilization. Emerging markets were hit hard in May and June on Fed tapering fears, as these countries have benefited for years from the plentiful global liquidity provided by the accommodative monetary policies of the Fed and other central banks.

Performance Discussion

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, outperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). The Fund underperformed its primary benchmark, the S&P 500 Index, but outperformed its secondary benchmark, the Barclays U.S. Aggregate Bond Index.

As of September 30, 2013, the Fund was approximately 53% weighted to equities and 45% weighted to fixed income, compared with roughly 56% and 42%, respectively, as of September 30, 2012. The period-end weighting is a relatively conservative posture that we felt was warranted given uncertainties still present in the macroeconomic and geopolitical environments. However, we did increase our equity weighting at various points during the year. For example, at the end of June our equity weighting was approximately 57% with fixed income at 41%; we later adjusted the balance as we began to believe that conditions called for a more conservative stance.

The Fund’s equity sleeve outperformed the S&P 500 Index during the period, benefiting from our overweight and stock selection in consumer discretionary companies, followed by stock selection in industrials. Stock selection in consumer staples and an underweight allocation to financials detracted from relative performance.

Individual equity contributors were led by CBS. Multimedia company CBS performed well following its decision to spin off its billboard business into a real estate investment trust (REIT), using the proceeds to buy back stock and repurchase debt. It also effectively won its contract dispute with Time Warner Cable near the end of the

Janus Growth & Core Funds | 3

Janus Balanced Fund (unaudited)

period. The victory reinforced our view of the power of content, which CBS certainly has with its ownership of prime sports coverage and other popular programming.

Aerospace leader Boeing was another top contributor. Earlier issues with Boeing’s new 787 Dreamliner wide-body jet appeared to be resolved and the plane was put back in service during the period. The strong order book for the Boeing 787 and the newest version of the Boeing 747 gave the market renewed confidence that Boeing’s years-long production backlog will continue to grow, boosting the stock’s price. We believe the company’s cash-flow generation will increase as it reduces capital expenditures and working capital, which should lead to returning more capital to shareholders.

Asset manager Blackstone Group contributed to performance. Blackstone’s stock tends to be supported by strength in equity markets. The equity rally during the period, increased activity from private equity investors, and the continued recovery in real estate – to which Blackstone has significant exposure through its funds and direct investments – all contributed to Blackstone gains during the period.

Equity detractors were led by mobile device and computer maker Apple. After announcing a significant capital return to shareholders in the form of increased dividends and share repurchases, Apple stock declined earlier in the year amid investor uncertainty over its upcoming product launches and the increasingly competitive smartphone environment for its iPhone. However, Apple rebounded in the most recent quarter after reporting better-than-expected new-model iPhone sales and rapid adoption of its iOS7 operating system. We appreciate Apple’s loyal customer base of high-end consumers, who tend to return to the Apple brand any time they buy new electronic devices or upgrade existing products. We also like the company’s decision to become more aggressive in returning cash to shareholders.

Telecommunications provider CenturyLink also detracted. Early in the year, the company surprised the market by announcing a 20% dividend cut, saying it would use the cash saved to repurchase stock. For the market, this signaled potential weakness and raised questions about the sustainability of CenturyLink’s dividend going forward. As a relatively high dividend payer, CenturyLink also felt pressure from rising interest rates in May and June 2013. Additionally, the company lowered its revenue forecast for the year.

The third-largest detractor was Freeport-McMoRan Copper & Gold, which declined during a period in which the company acquired Plains Exploration & Production Co. and McMoRan Exploration Co. Investors were concerned that these acquisitions may spread the company too thin. We sold our holdings.

Meanwhile, our fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index, largely due to our overweight and security selection in corporate credit, as well as the additional income (or spread carry) that our credit holdings generated compared with those in the index. From an industry sector standpoint, top credit contributors included REITs, wireline communications and technology. Sector detractors were led by consumer cyclical services, property and casualty insurers and integrated energy companies.

Individual credit contributors were led by telecommunications company Verizon, which agreed to buy back a 45% stake in Verizon Wireless from Vodafone for $130 billion during the period. To help fund the transaction, Verizon issued $49 billion in bonds, by far the largest bond issuance in corporate history. Given the significant supply, the valuation came at very attractive levels, in our view. Credit spreads tightened rapidly after issuance, from sheer demand and also Verizon management’s commitment to deleveraging over the next few years.

Ford Motor Co. also contributed to relative performance. Ford reported strong quarterly earnings in July, and its credit rating was upgraded by Standard & Poor’s in September. Ford now carries an investment-grade rating from all three major ratings agencies.

Our overweight to Verisk Analytics also benefited relative performance. Verisk Analytics provides software and analytics services, primarily to the insurance industry. High barriers to entry have resulted in a dominant market share position. The company’s recent performance and execution have been strong as it continued to drive organic revenue growth in new end markets. Verisk also has had stable earnings/free cash flow through many economic environments.

Detractors were led by ADT Corp. The home security monitoring company underperformed after its management team abruptly chose to give up ADT’s investment-grade ratings by pursuing a policy of returning cash to shareholders in the form of debt-funded dividends, which took balance sheet leverage higher. We still held the credit at period end, but it was under review.

Automaker General Motors detracted, as well. This is a credit that traded modestly lower along with the market, but because it was not held in the index, we experienced

4 | SEPTEMBER 30, 2013

(unaudited)

a more pronounced negative effect compared with the benchmark.

Oil exploration and production company Royal Dutch Shell also detracted. We invested in discounted new-issue bonds during the period, attracted by their relative value compared with other securities, and exited the investment later in the period. The bonds were pressured by rising interest rates late in the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Top Equity Contributors & Detractors

Equity Contributors

CBS:  CBS Corp. is a multimedia company that operates broadcasting, television production and publishing businesses. We believe it will continue to benefit from its ownership of the top-rated network. We like the company’s role as a producer of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by retransmitting its network to cable and satellite providers.

Boeing:  Boeing makes commercial jet aircraft and provides related support services to the commercial airline industry. We believe the company will benefit from continued growth in air travel, which is outpacing global economic growth due to travel in emerging markets, and a world fleet of planes that remains relatively old. Additionally, Boeing’s delivery cycle is peaking and it has a backlog of roughly seven years of production. We also consider the company’s defense business to be reasonably stable relative to competitors, and believe that it will generate modest growth.

Blackstone:  The Blackstone Group is a global alternative asset manager and provider of financial advisory services. In our opinion, Blackstone is a best-in-class alternative asset manager, with a strong platform in private equity, real estate, credit, and fund of funds businesses, plus solid advisory and restructuring businesses.

Equity Detractors

Apple:  Apple designs, manufactures and markets personal computers and related personal computing and mobile communication devices. It has strong free cash flows and a significant level of cash on its balance sheet. It has continued to gain market share in personal computing and remains a dominant player in the smartphone market. We like the company for its growth potential and appreciate its commitment to returning capital to shareholders via dividends and stock repurchases.

CenturyLink:  An integrated communications company, CenturyLink provides communications services, including voice, local and long distance, network access, private line, public access, broadband, data, managed hosting, colocation, wireless and video services. We also appreciate the communications services provider’s high dividend yield.

Freeport-McMoRan Copper & Gold:  Freeport-McMoRan is a natural resource company with a global portfolio of mineral assets. During the period, Freeport-McMoRan Copper & Gold acquired Plains Exploration & Production Co. and McMoRan Exploration Co. We sold our holdings.

Top Credit Contributors & Detractors

Credit Contributors

Verizon:  Verizon Communications, Inc. is an integrated telecommunications company that provides wireline voice and data services, wireless services and Internet services. While Verizon was downgraded in September by Moody’s Investors Service (to Baa1 from A3) and Standard & Poor’s Ratings Services (to BBB+ from A-) following increased leverage related to its planned acquisition of Verizon Wireless, the company’s management team has strongly expressed its commitment to deleveraging and regaining single-A ratings.

Ford Motor:  Ford Motor Co. designs and manufactures cars and trucks. Ford has made improvements to its business model in recent years, including reduced costs, improved liquidity and better product mix. The company has benefited from the rationalization of the U.S. auto industry, resulting in higher margins and lower overall costs. Meanwhile, economic recovery, coupled with replacement demand and low interest rates, has helped drive higher year-over-year U.S. auto sales.

Verisk Analytics:  Verisk Analytics provides software and analytics services, primarily to the insurance industry. High barriers to entry have resulted in a dominant market share position. The company’s recent performance and execution have been strong as it continued to drive organic revenue growth in new end markets. Verisk also has had stable earnings/free cash flow through many economic environments.

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Credit Detractors

ADT:  ADT Corp., which provides home security monitoring services, spun off from Tyco International in 2012. We find the business model attractive, as ADT has long-term contracts that provide stable earnings and free cash flow. However, we were surprised by ADT’s abrupt financial policy change, as we had met with the management team numerous times over the previous 18 months and they had expressed commitment to investment-grade ratings and financial policies.

General Motors:  General Motors Co. manufactures and markets new cars and trucks. GM has continued to execute on an operational turnaround, although it is not as far along in the process as rival automaker Ford Motor Co. While GM has benefited from strong China sales, helping to offset losses in Europe, its U.S. margins have lagged behind Ford’s.

Royal Dutch Shell:  Royal Dutch Shell is an oil exploration, production and refining company. In our opinion, this is a stable, relatively defensive investment-grade credit with a valuable underlying asset base. We invested in discounted new-issue bonds during the period, attracted by their relative value compared with other securities, and sold our holdings later in the period.

Outlook

We continue to anticipate steady, although not robust, economic growth. With the exception of emerging markets, most of the major economies around the globe are providing reasons for optimism. We believe that as consumer and business confidence builds, the recovery will continue to gain traction. The choice of a Fed chairman to succeed Bernanke (whose second term ends in January 2014) will be a factor in our outlook, as markets will continue to pay close attention to the likely timing of QE3 tapering. However, assuming confirmation of Janet Yellen, the expected noncontroversial Fed chair candidate, and that economic data continue to show modest economic growth, our market outlook remains positive for both equities and corporate credit.

Headline risk remains a factor, of course. We saw this reflected in the Washington debate over potential military action in Syria and, on the final day of the period, as a dysfunctional Congress allowed the U.S. government to slip into partial shutdown.

Among equity sectors, we continue to like consumer discretionary companies, which include some of our subsector favorites such as media, based on strong spending patterns in the United States and around the world. We were overweight to health care at period end, reflecting our belief that companies with therapies for unmet medical needs will continue to be reimbursed and receive premium pricing as U.S. health care reform is implemented. Overall, we are bullish on companies across multiple sectors that have strong cash flow and a willingness to return cash to shareholders in the form of share repurchases and dividends. Sectors that we are treating cautiously include technology – particularly enterprise hardware, which we view as challenged at present – and consumer staples, which we like in general, but believe stocks are currently expensive for the amount of potential growth they demonstrate.

From a fixed income perspective, we expect rising interest rates to be a key theme in the fourth quarter as markets continue to anticipate an eventual reduction in central bank accommodation. As we’ve been saying for the past year or so, the shift from a liquidity-driven market to one that is driven by fundamentals will be an important transition for fixed-income investors. We believe that longer-term U.S. Treasury securities still must price in a positive real rate of return, as well as an additional premium associated with the potential for capital loss.

We believe there are still opportunities in credit, but they are more muted than they have been over the last four years, in our opinion. U.S. companies in general have completed most of their fundamental deleveraging, and are currently sitting on an enormous amount of cash and the most solid balance sheets they’ve had in 10 years. We believe we are entering an environment in which shareholder-friendly activity, including acquisitions and share repurchases, is likely to increase. In terms of the credit that we select for our fixed income sleeve, we remain focused on the downside implications of actions that could increase corporate debt and earnings volatility.

From a credit sector standpoint, we continue to see opportunity in financials; while financial credit tends to trade at relatively wide spreads because of regulatory uncertainty, most financial institutions are taking needed steps to reduce leverage and boost Tier 1 capital. We believe that at the end of the day, these companies will emerge with lower debt, higher capital cushions and better credit profiles. We also have continued to see attractive opportunities in energy companies, which we believe will benefit from the technology revolution in oil and natural gas extraction.

On behalf of each member of our investment team, thank you for your investment in the Janus Balanced Fund. We appreciate your entrusting us with your assets and look forward to continuing to serve your investment needs.

6 | SEPTEMBER 30, 2013

(unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	1.92%
Boeing Co.	1.87%
Blackstone Group L.P.	1.41%
NIKE, Inc. – Class B	1.29%
LyondellBasell Industries N.V. – Class A	1.28%

5 Bottom Performers – Equity Holdings

Contribution

Apple, Inc.	–1.27%
CenturyLink, Inc.	–0.23%
Freeport-McMoRan Copper & Gold, Inc.	–0.16%
Western Union Co.	–0.15%
Canadian Natural Resources, Ltd. (U.S. Shares)	–0.14%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	2.05%	21.97%	11.73%
Industrials	1.53%	8.78%	10.14%
Information Technology	1.43%	14.46%	18.36%
Health Care	0.81%	15.37%	12.51%
Materials	0.71%	7.15%	3.45%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Other**	–0.91%	2.90%	0.00%
Consumer Staples	–0.23%	7.82%	10.70%
Financials	–0.15%	12.63%	15.97%
Telecommunication Services	0.10%	1.49%	2.91%
Energy	0.37%	7.42%	10.84%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

CBS Corp. – Class B Television	2.4%
Boeing Co. Aerospace and Defense	2.0%
Apple, Inc. Computers	1.8%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.8%
LyondellBasell Industries N.V. – Class A Chemicals – Diversified	1.7%

9.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

8 | SEPTEMBER 30, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	13.16%	9.96%	8.24%	9.93%	0.97%
MOP	6.64%	8.67%	7.60%	9.62%

Janus Balanced Fund – Class C Shares
NAV	12.30%	9.28%	7.46%	9.27%	1.71%
CDSC	11.30%	9.28%	7.46%	9.27%

Janus Balanced Fund – Class D Shares(1)	13.40%	10.14%	8.35%	9.99%	0.72%

Janus Balanced Fund – Class I Shares	13.47%	10.06%	8.31%	9.97%	0.69%

Janus Balanced Fund – Class N Shares	13.52%	10.06%	8.31%	9.97%	0.59%

Janus Balanced Fund – Class R Shares	12.68%	9.58%	7.77%	9.55%	1.33%

Janus Balanced Fund – Class S Shares	12.97%	9.81%	8.03%	9.77%	1.08%

Janus Balanced Fund – Class T Shares	13.27%	10.06%	8.31%	9.97%	0.83%

S&P 500® Index	19.34%	10.02%	7.57%	9.00%

Barclays U.S. Aggregate Bond Index	–1.68%	5.41%	4.59%	5.97%

Balanced Index	9.52%	8.41%	6.44%	7.94%

Morningstar Quartile – Class T Shares	2nd	1st	1st	1st

Morningstar Ranking – based on total return for Moderate Allocation Funds	264/940	53/778	31/601	18/250

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An Index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

10 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,054.10	$4.63	$1,000.00	$1,020.56	$4.56	0.90%

Class C Shares	$1,000.00	$1,050.10	$8.69	$1,000.00	$1,016.60	$8.54	1.69%

Class D Shares	$1,000.00	$1,055.10	$3.76	$1,000.00	$1,021.41	$3.70	0.73%

Class I Shares	$1,000.00	$1,055.50	$3.25	$1,000.00	$1,021.91	$3.19	0.63%

Class N Shares	$1,000.00	$1,055.90	$2.99	$1,000.00	$1,022.16	$2.94	0.58%

Class R Shares	$1,000.00	$1,051.90	$6.84	$1,000.00	$1,018.40	$6.73	1.33%

Class S Shares	$1,000.00	$1,053.20	$5.56	$1,000.00	$1,019.65	$5.47	1.08%

Class T Shares	$1,000.00	$1,054.40	$4.27	$1,000.00	$1,020.91	$4.20	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 11

Janus Balanced Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.5%
$6,376,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$6,540,947
10,393,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	10,406,739
3,385,000	AmeriCredit Automobile Receivables Trust 3.3100%, 10/8/19	3,396,343
6,977,497	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	7,005,219
5,530,000	Boca Hotel Portfolio Trust 3.2240%, 8/15/26 (144A),‡	5,530,000
3,179,000	Commercial Mortgage Pass Through Certificates 3.4244%, 3/10/31 (144A)	3,058,023
2,278,000	Commercial Mortgage Trust 5.6500%, 12/10/49	2,358,550
16,508,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	17,969,107
13,419,923	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 (144A),§	11,361,508
9,893,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	8,702,981
3,458,000	GS Mortgage Securities Corp. II 3.7819%, 11/8/29 (144A),‡	3,457,205
7,760,000	GS Mortgage Securities Corp. II 2.7819%, 11/8/29 (144A),‡	7,682,827
4,056,000	GS Mortgage Securities Corp. Trust 3.7706%, 1/10/18 (144A),‡	4,030,954
4,268,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	4,226,481
7,393,000	JPMorgan Chase Commercial Mortgage Securities Corp. 2.8044%, 2/16/25 (144A)	7,543,588
8,000,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.8447%, 2/16/25 (144A)	8,159,408
5,203,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.1723%, 4/15/30 (144A),‡,§	5,173,020
3,123,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9223%, 4/15/30 (144A),‡	3,127,291
1,469,000	Santander Drive Auto Receivables Trust 3.6400%, 5/15/18	1,498,784
3,952,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	3,907,066
4,254,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	4,328,143
10,556,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	11,237,833
7,637,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	8,202,482

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $150,395,918)		148,904,499

Bank Loans and Mezzanine Loans – 1.2%
Casino Hotels – 0.1%
13,463,263	MGM Resorts International 3.5000%, 12/20/19‡	13,393,792
Commercial Mortgage-Backed Security – Other – 0.2%
10,000,000	EOP Mezz 3 LLC 1.6820%, 2/1/14 (144A),‡	10,550,000
10,000,000	EOP Mezz 4 LLC 1.9320%, 2/1/14 (144A),‡	10,550,000
		21,100,000
Hotels and Motels – 0.7%
9,854,200	Hilton Hotels Corp. 3.9330%, 11/12/14‡	9,817,247
68,408,174	Hilton Hotels Corp. 4.1830%, 11/12/15‡	68,151,644
		77,968,891
Metal – Iron – 0.1%
5,737,050	FMG Resources (August 2006) Pty, Ltd. 5.2500%, 10/18/17‡	5,750,360
Pharmaceuticals – 0.1%
6,643,463	Quintiles Transnational Corp. 4.0000%, 6/8/18‡	6,635,159

Total Bank Loans and Mezzanine Loans (cost $124,446,125)		124,848,202

Common Stock – 53.7%
Aerospace and Defense – 2.0%
1,782,300	Boeing Co.	209,420,250
Agricultural Chemicals – 0.5%
592,396	Syngenta A.G. (ADR)	48,161,795
Applications Software – 1.4%
678,034	Intuit, Inc.	44,960,434
2,999,276	Microsoft Corp.	99,905,884
		144,866,318
Athletic Footwear – 1.7%
2,344,762	NIKE, Inc. – Class B	170,323,512
Beverages – Wine and Spirits – 0.5%
1,612,938	Diageo PLC**	51,303,428
Cable/Satellite Television – 0.8%
687,922	Time Warner Cable, Inc.	76,772,095
Casino Hotels – 1.2%
1,831,439	Las Vegas Sands Corp.	121,644,178
Chemicals – Diversified – 3.5%
3,124,199	E.I. du Pont de Nemours & Co.	182,953,093
2,390,960	LyondellBasell Industries N.V. – Class A	175,090,001
		358,043,094
Commercial Banks – 1.3%
1,913,469	CIT Group, Inc.*	93,319,883
1,692,857	Standard Chartered PLC**	40,582,752
		133,902,635
Commercial Services – Finance – 1.6%
398,832	Automatic Data Processing, Inc.	28,867,460
200,694	MasterCard, Inc. – Class A	135,022,910
		163,890,370

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Computers – 1.8%
389,847	Apple, Inc.	$185,859,557
Diversified Banking Institutions – 0.8%
1,566,561	JPMorgan Chase & Co.	80,975,538
Diversified Operations – 0.4%
402,407	Dover Corp.	36,148,221
E-Commerce/Services – 0.8%
80,336	priceline.com, Inc.*	81,215,679
Electronic Components – Miscellaneous – 1.7%
471,160	Garmin, Ltd.	21,291,720
2,898,802	TE Connectivity, Ltd. (U.S. Shares)	150,099,968
		171,391,688
Electronic Connectors – 0.4%
521,206	Amphenol Corp. – Class A	40,330,920
Enterprise Software/Services – 0.6%
1,983,946	Oracle Corp.	65,807,489
Finance – Credit Card – 0.3%
470,095	American Express Co.	35,501,574
Finance – Investment Bankers/Brokers – 0.2%
316,993	Greenhill & Co., Inc.	15,811,611
Food – Confectionary – 0.8%
916,079	Hershey Co.	84,737,308
Food – Miscellaneous/Diversified – 0.5%
1,362,727	Unilever PLC**	53,822,621
Instruments – Controls – 0.8%
1,015,813	Honeywell International, Inc.	84,353,112
Investment Management and Advisory Services – 1.4%
5,843,244	Blackstone Group L.P.	145,438,343
Life and Health Insurance – 0.4%
2,138,500	Prudential PLC**	39,842,881
Medical – Drugs – 5.5%
1,974,346	Abbott Laboratories	65,528,544
2,841,416	AbbVie, Inc.	127,096,538
1,050,169	Allergan, Inc.	94,987,786
1,398,933	Bristol-Myers Squibb Co.	64,742,619
1,193,208	Johnson & Johnson	103,439,202
624,205	Shire PLC (ADR)**	74,835,937
1,174,944	Zoetis, Inc.	36,564,257
		567,194,883
Medical – Generic Drugs – 0.7%
1,744,677	Mylan, Inc.*	66,594,321
Medical – HMO – 1.4%
2,315,768	Aetna, Inc.	148,255,467
Medical – Wholesale Drug Distributors – 0.6%
1,009,409	AmerisourceBergen Corp.	61,674,890
Metal – Diversified – 0.2%
399,874	Rio Tinto PLC (ADR)**	19,497,856
Metal Processors and Fabricators – 0.4%
200,343	Precision Castparts Corp.	45,525,943
Multimedia – 0.8%
965,280	Viacom, Inc. – Class B	80,678,102
Oil and Gas Drilling – 0.2%
587,325	Noble Corp.	22,183,265
Oil Companies – Integrated – 1.5%
1,279,724	Chevron Corp.	155,486,466
Oil Refining and Marketing – 0.2%
599,768	Valero Energy Corp.	20,482,077
Pharmacy Services – 1.1%
1,888,020	Express Scripts Holding Co.*	116,641,876
Pipelines – 1.3%
2,231,140	Enterprise Products Partners L.P.	136,188,786
Real Estate Management/Services – 0.6%
61,628,705	Colony American Homes Holdings III L.P. – Private Placement§	61,628,705
REIT – Health Care – 0.7%
1,108,440	Ventas, Inc.	68,169,060
Resorts and Theme Parks – 0.3%
798,336	Six Flags Entertainment Corp.	26,975,773
Retail – Auto Parts – 0.4%
101,527	AutoZone, Inc.*	42,918,509
Retail – Building Products – 0.5%
627,493	Home Depot, Inc.	47,595,344
Retail – Major Department Stores – 0.1%
184,381	Nordstrom, Inc.	10,362,212
Software Tools – 0.3%
391,622	VMware, Inc. – Class A*	31,682,220
Super-Regional Banks – 1.5%
4,279,891	U.S. Bancorp	156,558,413
Telephone – Integrated – 0.7%
1,640,945	CenturyLink, Inc.	51,492,854
402,397	Verizon Communications, Inc.	18,775,844
		70,268,698
Television – 2.4%
4,366,764	CBS Corp. – Class B	240,870,702
Tobacco – 2.3%
2,001,081	Altria Group, Inc.	68,737,132
1,957,935	Philip Morris International, Inc.**	169,537,592
		238,274,724
Toys – 1.5%
3,599,500	Mattel, Inc.	150,675,070
Transportation – Railroad – 1.8%
416,969	Canadian Pacific Railway, Ltd. (U.S. Shares)	51,412,278
840,533	Union Pacific Corp.	130,568,396
		181,980,674
Web Portals/Internet Service Providers – 0.8%
99,295	Google, Inc. – Class A*	86,973,483
Wireless Equipment – 0.5%
824,483	Motorola Solutions, Inc.	48,957,801

Total Common Stock (cost $3,757,810,790)		5,503,859,537

Corporate Bonds – 21.5%
Aerospace and Defense – Equipment – 0.2%
$9,965,000	Exelis, Inc. 4.2500%, 10/1/16	10,472,807

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Aerospace and Defense – Equipment – (continued)
$4,502,000	Exelis, Inc. 5.5500%, 10/1/21	$4,525,856
7,447,000	TransDigm, Inc. 7.7500%, 12/15/18	7,931,055
		22,929,718
Airlines – 0.1%
8,530,000	Southwest Airlines Co. 5.1250%, 3/1/17	9,413,597
Automotive – Cars and Light Trucks – 0.6%
11,140,000	General Motors Co. 3.5000%, 10/2/18 (144A)	11,112,150
34,675,000	General Motors Co. 4.8750%, 10/2/23 (144A)	33,894,813
14,629,000	General Motors Co. 6.2500%, 10/2/43 (144A)	14,409,565
3,582,000	Jaguar Land Rover Automotive PLC 5.6250%, 2/1/23**	3,501,405
		62,917,933
Beverages – Wine and Spirits – 0%
1,745,000	Constellation Brands, Inc. 3.7500%, 5/1/21	1,611,944
Brewery – 0.1%
12,630,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A),**	12,595,634
Building – Residential and Commercial – 0.2%
4,779,000	D.R. Horton, Inc. 4.7500%, 5/15/17	4,994,055
736,000	D.R. Horton, Inc. 4.3750%, 9/15/22	669,760
6,421,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	6,740,303
3,544,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	3,623,740
1,983,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	1,819,403
		17,847,261
Building Products – Cement and Aggregate – 0.2%
11,510,000	Hanson, Ltd. 6.1250%, 8/15/16**	12,488,350
2,143,000	Vulcan Materials Co. 7.0000%, 6/15/18	2,416,233
		14,904,583
Casino Hotels – 0.2%
3,719,000	MGM Resorts International 6.6250%, 7/15/15	4,007,223
5,313,000	MGM Resorts International 7.5000%, 6/1/16	5,937,277
6,194,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	5,682,995
		15,627,495
Cellular Telecommunications – 0.1%
10,961,000	Sprint Communications, Inc. 7.0000%, 8/15/20	11,152,818
Chemicals – Diversified – 0.4%
41,056,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	45,192,228
Chemicals – Specialty – 0.3%
6,747,000	Ashland, Inc. 3.8750%, 4/15/18	6,662,662
6,860,000	Ashland, Inc. 4.7500%, 8/15/22	6,431,250
9,620,000	Ashland, Inc. 6.8750%, 5/15/43	9,235,200
4,890,000	Ecolab, Inc. 3.0000%, 12/8/16	5,128,779
		27,457,891
Coatings and Paint Products – 0.1%
10,616,000	Sherwin-Williams Co. 3.1250%, 12/15/14	10,926,306
Commercial Banks – 1.2%
26,609,000	CIT Group, Inc. 4.2500%, 8/15/17	27,107,919
3,741,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	4,115,100
18,723,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	19,659,150
22,137,000	CIT Group, Inc. 5.0000%, 8/1/23	21,432,379
10,999,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	11,849,718
12,627,000	SVB Financial Group 5.3750%, 9/15/20	13,896,859
7,504,000	Zions Bancorp 4.5000%, 3/27/17	7,878,990
17,949,000	Zions Bancorp 5.8000%, 12/15/99‡	15,705,375
		121,645,490
Computer Aided Design – 0.1%
5,171,000	Autodesk, Inc. 1.9500%, 12/15/17	5,068,413
7,832,000	Autodesk, Inc. 3.6000%, 12/15/22	7,425,981
		12,494,394
Consulting Services – 0.6%
7,998,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,622,124
38,500,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	42,547,428
12,338,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	12,190,351
		63,359,903
Containers – Paper and Plastic – 0%
2,533,000	Packaging Corp. of America 3.9000%, 6/15/22	2,435,535
Data Processing and Management – 0.1%
8,217,000	Fiserv, Inc. 3.1250%, 10/1/15	8,520,437
4,831,000	Fiserv, Inc. 3.1250%, 6/15/16	5,041,318
		13,561,755

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

14 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Diagnostic Equipment – 0.3%
$19,157,000	Life Technologies Corp. 6.0000%, 3/1/20	$21,572,372
6,016,000	Life Technologies Corp. 5.0000%, 1/15/21	6,358,533
		27,930,905
Dialysis Centers – 0.1%
5,551,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	5,689,775
Diversified Banking Institutions – 1.6%
2,692,000	Bank of America Corp. 4.5000%, 4/1/15	2,827,106
10,043,000	Bank of America Corp. 1.5000%, 10/9/15	10,097,915
11,591,000	Bank of America Corp. 3.6250%, 3/17/16	12,190,092
13,243,000	Bank of America Corp. 3.7500%, 7/12/16	14,033,409
11,592,000	Bank of America Corp. 8.0000%, 7/30/99‡	12,606,300
26,660,000	Citigroup, Inc. 5.0000%, 9/15/14	27,664,895
6,919,000	Citigroup, Inc. 5.9000%, 12/29/49	6,503,860
4,020,000	Citigroup, Inc. 5.3500%, 11/15/99‡	3,497,400
4,689,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	5,165,145
16,407,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	16,290,658
6,025,000	Morgan Stanley 4.0000%, 7/24/15	6,284,406
12,539,000	Morgan Stanley 3.4500%, 11/2/15	12,997,426
4,239,000	Morgan Stanley 4.7500%, 3/22/17	4,576,937
22,327,000	Morgan Stanley 4.1000%, 5/22/23	20,824,795
2,975,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	3,038,844
7,915,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23**	7,984,842
		166,584,030
Diversified Financial Services – 0.4%
7,291,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	7,127,390
1,133,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,209,477
9,200,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	9,292,000
20,800,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	22,620,000
		40,248,867
Diversified Minerals – 0.1%
8,882,000	FMG Resources (August 2006) Pty, Ltd. 7.0000%, 11/1/15	9,148,460
Diversified Operations – 0.2%
4,999,000	GE Capital Trust I 6.3750%, 11/15/67‡	5,292,691
14,050,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23	13,953,097
		19,245,788
Electric – Generation – 0%
1,203,000	AES Corp. 7.7500%, 10/15/15	1,335,330
Electric – Integrated – 0.4%
12,364,000	CMS Energy Corp. 4.2500%, 9/30/15	13,035,044
10,520,000	PPL Energy Supply LLC 4.6000%, 12/15/21	10,380,010
8,244,000	PPL WEM Holdings PLC 3.9000%, 5/1/16	8,641,080
4,580,000	PPL WEM Holdings PLC 5.3750%, 5/1/21	4,982,651
		37,038,785
Electronic Components – Semiconductors – 0.6%
14,551,000	National Semiconductor Corp. 3.9500%, 4/15/15	15,265,323
12,445,000	National Semiconductor Corp. 6.6000%, 6/15/17	14,554,241
32,112,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	32,047,776
		61,867,340
Electronic Connectors – 0.2%
19,196,000	Amphenol Corp. 4.7500%, 11/15/14	20,025,094
Electronic Measuring Instruments – 0.1%
12,405,000	FLIR Systems, Inc. 3.7500%, 9/1/16	12,793,872
Engineering – Research and Development Services – 0.2%
9,120,000	URS Corp. 4.3500%, 4/1/17 (144A)	9,318,752
8,720,000	URS Corp. 5.5000%, 4/1/22 (144A)	8,773,724
		18,092,476
Finance – Auto Loans – 1.2%
30,029,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	31,058,424
3,621,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	3,869,118
7,076,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	7,273,088
10,360,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	11,937,911
13,012,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	14,255,310
21,371,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	23,756,602
15,644,000	Ford Motor Credit Co. LLC 4.2500%, 9/20/22	15,623,866

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Finance – Auto Loans – (continued)
$5,011,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	$4,873,198
7,227,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	6,603,671
		119,251,188
Finance – Credit Card – 0.2%
13,656,000	American Express Co. 6.8000%, 9/1/66‡	14,475,360
6,683,000	American Express Credit Corp. 1.7500%, 6/12/15	6,804,798
		21,280,158
Finance – Investment Bankers/Brokers – 0.9%
11,134,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	12,108,225
9,242,000	Lazard Group LLC 7.1250%, 5/15/15	10,003,153
3,372,000	Lazard Group LLC 6.8500%, 6/15/17	3,822,027
16,570,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	17,526,934
31,125,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	32,395,958
10,301,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	10,719,179
5,876,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,840,775
		93,416,251
Finance – Leasing Companies – 0.2%
24,870,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18	24,159,141
Finance – Mortgage Loan Banker – 0.2%
14,638,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17**	16,607,397
Food – Meat Products – 0.4%
3,117,000	Sun Merger Sub, Inc. 5.2500%, 8/1/18 (144A)	3,194,925
37,829,000	Tyson Foods, Inc. 6.6000%, 4/1/16	42,412,513
		45,607,438
Food – Retail – 0.2%
2,913,000	Safeway, Inc. 3.9500%, 8/15/20	2,858,378
13,487,000	Safeway, Inc. 4.7500%, 12/1/21	13,543,052
		16,401,430
Investment Management and Advisory Services – 0.5%
16,184,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	17,721,480
18,215,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	18,624,838
11,618,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	11,676,090
		48,022,408
Life and Health Insurance – 0.2%
21,222,000	Primerica, Inc. 4.7500%, 7/15/22	22,202,138
Linen Supply & Related Items – 0.1%
5,704,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,923,222
5,973,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,284,366
		12,207,588
Machinery – Farm – 0.1%
7,174,000	CNH Capital LLC 3.6250%, 4/15/18	7,138,130
Medical – Drugs – 0.3%
7,929,000	AbbVie, Inc. 1.7500%, 11/6/17	7,863,903
16,782,000	VPII Escrow Corp. 6.7500%, 8/15/18	17,956,740
		25,820,643
Medical – Generic Drugs – 0.1%
7,880,000	Actavis, Inc. 1.8750%, 10/1/17	7,830,482
Metal Processors and Fabricators – 0.1%
12,667,000	Precision Castparts Corp. 1.2500%, 1/15/18	12,350,401
Multi-Line Insurance – 0.5%
15,622,000	American International Group, Inc. 4.2500%, 9/15/14	16,133,324
3,630,000	American International Group, Inc. 5.6000%, 10/18/16	4,055,487
5,761,000	American International Group, Inc. 6.2500%, 3/15/37	5,645,780
18,445,000	American International Group, Inc. 8.1750%, 5/15/58‡	21,589,872
7,543,000	ING U.S., Inc. 5.6500%, 5/15/53‡	6,895,411
		54,319,874
Office Furnishings – Original – 0%
2,839,000	Interface, Inc. 7.6250%, 12/1/18	3,080,315
Oil and Gas Drilling – 0.3%
22,831,000	Nabors Industries, Inc. 5.0000%, 9/15/20	23,855,450
1,344,000	Nabors Industries, Inc. 4.6250%, 9/15/21	1,350,877
6,357,000	Rowan Cos., Inc. 5.0000%, 9/1/17	6,910,968
		32,117,295
Oil Companies – Exploration and Production – 1.3%
33,915,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	33,830,213
10,951,000	Cimarex Energy Co. 5.8750%, 5/1/22	11,060,510
1,328,000	Continental Resources, Inc. 7.1250%, 4/1/21	1,484,040
22,340,000	Continental Resources, Inc. 5.0000%, 9/15/22	22,479,625
8,084,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	8,353,197

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)
$1,760,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	$1,909,600
9,723,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	10,658,839
4,996,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	5,360,323
1,962,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	2,104,696
21,563,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	23,126,318
14,000,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	14,035,000
		134,402,361
Oil Refining and Marketing – 0.1%
9,227,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	10,557,718
Pharmacy Services – 0.6%
11,206,000	Express Scripts Holding Co. 2.1000%, 2/12/15	11,384,859
8,794,000	Express Scripts Holding Co. 3.1250%, 5/15/16	9,204,601
39,092,000	Express Scripts Holding Co. 2.6500%, 2/15/17	40,302,288
		60,891,748
Pipelines – 1.2%
8,327,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	8,604,847
17,370,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	17,289,976
2,264,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,603,437
6,498,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	6,897,503
18,253,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	19,661,566
13,709,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	14,511,374
2,412,000	Spectra Energy Partners L.P. 2.9500%, 9/25/18	2,451,738
12,394,000	Spectra Energy Partners L.P. 4.7500%, 3/15/24	12,771,385
24,802,000	Western Gas Partners L.P. 5.3750%, 6/1/21	26,524,722
8,342,000	Williams Cos., Inc. 3.7000%, 1/15/23	7,533,969
		118,850,517
Publishing – Newspapers – 0%
1,330,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,443,050
Publishing – Periodicals – 0.1%
13,281,000	UBM PLC 5.7500%, 11/3/20 (144A),**	13,576,582
Real Estate Management/Services – 0.2%
4,465,000	CBRE Services, Inc. 6.6250%, 10/15/20	4,766,387
14,042,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	13,755,108
		18,521,495
Real Estate Operating/Development – 0.1%
8,082,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	8,740,109
REIT – Diversified – 0.3%
12,149,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	11,845,396
10,599,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	10,025,478
10,007,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	11,085,945
		32,956,819
REIT – Health Care – 0.1%
3,975,000	Senior Housing Properties Trust 6.7500%, 4/15/20	4,351,281
4,389,000	Senior Housing Properties Trust 6.7500%, 12/15/21	4,810,682
		9,161,963
REIT – Hotels – 0%
2,690,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	2,740,672
REIT – Office Property – 0.5%
17,379,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	17,465,947
4,538,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,928,522
9,646,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	10,315,674
18,616,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	21,995,958
		54,706,101
Retail – Regional Department Stores – 0.2%
15,417,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	16,011,032
6,373,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	7,194,518
		23,205,550
Retail – Restaurants – 0.2%
19,451,000	Brinker International, Inc. 3.8750%, 5/15/23	18,267,154
Rubber – Tires – 0%
2,737,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	2,854,691
Security Services – 0.4%
4,983,000	ADT Corp. 6.2500%, 10/15/21 (144A)	5,057,745
3,771,000	ADT Corp. 3.5000%, 7/15/22	3,188,014

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Security Services – (continued)
$29,751,000	ADT Corp. 4.1250%, 6/15/23	$26,545,687
1,663,000	ADT Corp. 4.8750%, 7/15/42	1,228,001
		36,019,447
Semiconductor Components/Integrated Circuits – 0.3%
33,685,000	TSMC Global, Ltd. 1.6250%, 4/3/18	32,452,398
Steel – Producers – 0.2%
6,387,000	ArcelorMittal 5.0000%, 2/25/17	6,642,480
4,757,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	4,642,642
764,000	Steel Dynamics, Inc. 7.6250%, 3/15/20	826,075
3,867,000	Steel Dynamics, Inc. 5.2500%, 4/15/23 (144A)	3,644,647
		15,755,844
Super-Regional Banks – 0%
2,503,000	Wells Fargo & Co. 7.9800%, 9/15/99‡	2,753,300
Telecommunication Services – 0.1%
6,764,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	6,814,946
Telephone – Integrated – 1.1%
2,692,000	Softbank Corp. 4.5000%, 4/15/20	2,587,012
4,776,000	Sprint Capital Corp. 6.9000%, 5/1/19	4,907,340
9,575,000	Verizon Communications, Inc. 2.5000%, 9/15/16	9,868,818
15,776,000	Verizon Communications, Inc. 3.6500%, 9/14/18	16,623,061
42,837,000	Verizon Communications, Inc. 5.1500%, 9/15/23	45,912,097
20,182,000	Verizon Communications, Inc. 6.4000%, 9/15/33	22,412,373
10,143,000	Verizon Communications, Inc. 6.5500%, 9/15/43	11,450,808
		113,761,509
Transportation – Railroad – 0%
2,298,961	CSX Transportation, Inc. 8.3750%, 10/15/14	2,466,372
Transportation – Services – 0%
2,256,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,301,551
Transportation – Truck – 0.1%
12,511,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	12,941,816
Trucking and Leasing – 0.2%
1,569,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	1,598,084
13,138,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	13,457,621
3,874,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	3,767,291
		18,822,996

Total Corporate Bonds (cost $2,158,400,829)		2,202,854,193

Mortgage-Backed Securities – 7.6%
	Fannie Mae:
3,221,005	5.5000%, 1/1/25	3,486,486
5,780,899	5.5000%, 7/1/25	6,280,461
7,415,218	5.0000%, 9/1/29	8,112,493
3,155,455	5.0000%, 1/1/30	3,454,323
1,996,542	5.5000%, 1/1/33	2,193,941
1,824,842	5.0000%, 11/1/33	1,985,165
2,431,617	5.0000%, 12/1/33	2,645,308
9,409,663	6.0000%, 10/1/35	10,412,736
10,288,852	6.0000%, 12/1/35	11,393,288
1,525,792	6.0000%, 2/1/37	1,703,257
9,653,038	6.0000%, 9/1/37	10,533,481
7,844,077	6.0000%, 10/1/38	8,860,789
3,826,738	7.0000%, 2/1/39	4,350,483
7,172,428	5.0000%, 6/1/40	7,842,555
8,605,749	5.0000%, 6/1/40	9,543,274
15,094,221	6.0000%, 7/1/40	16,752,888
2,349,881	4.5000%, 10/1/40	2,506,018
20,520,136	5.0000%, 2/1/41	22,484,980
2,369,029	5.0000%, 3/1/41	2,588,233
3,262,319	4.5000%, 4/1/41	3,506,494
6,026,872	4.5000%, 4/1/41	6,453,809
4,668,756	5.0000%, 4/1/41	5,112,695
6,195,119	4.5000%, 5/1/41	6,661,331
4,414,319	5.0000%, 5/1/41	4,952,745
10,820,338	5.0000%, 5/1/41	11,941,761
12,437,425	4.5000%, 6/1/41	13,376,369
6,428,182	5.0000%, 6/1/41	7,023,628
32,895,262	5.0000%, 6/1/41	36,864,266
3,096,921	5.0000%, 7/1/41	3,382,989
9,751,729	5.0000%, 7/1/41	10,694,165
7,956,717	4.5000%, 8/1/41	8,525,681
166,122	5.0000%, 9/1/41	181,141
6,590,201	4.0000%, 9/1/42	6,866,884
45,356,751	4.5000%, 9/1/42	48,494,832
29,398,369	4.5000%, 2/1/43	31,508,007
41,618,218	4.5000%, 2/1/43	46,050,704
17,763,325	4.0000%, 5/1/43	18,511,161
	Freddie Mac:
2,609,409	5.0000%, 1/1/19	2,762,849
2,077,738	5.0000%, 2/1/19	2,200,611
2,789,780	5.5000%, 8/1/19	2,958,927
3,545,247	5.0000%, 6/1/20	3,764,888
7,997,131	5.5000%, 12/1/28	8,799,327
10,963,689	5.0000%, 1/1/36	11,976,163
5,675,346	5.5000%, 10/1/36	6,232,239
25,500,928	6.0000%, 11/1/38	28,321,881
9,147,658	5.0000%, 5/1/39	9,922,484
5,786,930	4.5000%, 1/1/41	6,192,978
18,685,718	5.0000%, 3/1/41	20,245,496
12,870,102	5.0000%, 5/1/41	14,248,201

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Freddie Mac: (continued)
$4,140,486	5.0000%, 9/1/41	$4,491,210
	Ginnie Mae:
7,608,385	5.1000%, 12/15/29	8,599,639
8,030,831	4.9000%, 12/15/32	8,797,904
4,787,676	6.0000%, 11/20/34	5,311,976
1,137,719	5.5000%, 9/15/35	1,281,202
5,590,103	5.5000%, 3/15/36	6,190,682
2,726,762	6.0000%, 1/20/39	3,038,596
1,384,140	7.0000%, 5/20/39	1,639,336
7,000,313	5.5000%, 8/15/39	8,168,438
21,178,616	5.5000%, 8/15/39	24,014,258
4,868,034	5.0000%, 10/15/39	5,433,083
7,414,604	5.5000%, 10/15/39	8,377,691
8,006,963	5.0000%, 11/15/39	8,917,262
2,423,299	5.0000%, 1/15/40	2,700,036
1,939,011	5.0000%, 4/15/40	2,160,227
3,012,270	5.0000%, 5/15/40	3,315,538
2,541,205	5.0000%, 7/15/40	2,829,996
8,022,096	5.0000%, 7/15/40	8,935,078
8,250,184	5.0000%, 2/15/41	9,113,690
3,255,448	5.0000%, 4/15/41	3,765,146
3,424,802	5.0000%, 5/15/41	3,837,149
2,075,244	4.5000%, 7/15/41	2,251,294
6,931,779	4.5000%, 7/15/41	7,524,678
16,503,780	4.5000%, 8/15/41	18,190,161
1,972,280	5.0000%, 9/15/41	2,164,958
1,046,147	5.5000%, 9/20/41	1,148,793
10,888,127	4.5000%, 10/20/41	11,765,150
1,168,535	6.0000%, 10/20/41	1,302,169
3,252,109	6.0000%, 12/20/41	3,625,211
6,511,003	5.5000%, 1/20/42	7,157,888
3,629,848	6.0000%, 1/20/42	4,050,597
3,054,824	6.0000%, 2/20/42	3,408,414
2,940,033	6.0000%, 3/20/42	3,282,229
11,395,103	6.0000%, 4/20/42	12,717,270
3,385,587	3.5000%, 5/20/42	3,506,371
4,588,611	6.0000%, 5/20/42	5,116,142
12,991,699	5.5000%, 7/20/42	14,313,669
3,079,883	6.0000%, 7/20/42	3,437,944
3,237,846	6.0000%, 8/20/42	3,609,595
7,495,269	6.0000%, 9/20/42	8,361,309
3,192,689	6.0000%, 11/20/42	3,560,743
3,717,106	6.0000%, 2/20/43	4,149,662

Total Mortgage-Backed Securities (cost $784,612,378)		780,427,249

Preferred Stock – 0.3%
Diversified Banking Institutions – 0.1%
586,810	Morgan Stanley, 7.1250%	14,787,612
Diversified Financial Services – 0.1%
200,000	Citigroup Capital XIII, 7.8750%	5,494,000
Finance – Credit Card – 0.1%
601,750	Discover Financial Services, 6.5000%	14,153,160

Total Preferred Stock (cost $35,333,765)		34,434,772

U.S. Treasury Notes/Bonds – 13.2%
	U.S. Treasury Notes/Bonds:
$193,000	0.2500%, 5/31/15	192,962
4,325,000	0.3750%, 6/15/15	4,332,603
22,133,000	0.2500%, 7/15/15	22,116,577
101,383,000	0.3750%, 8/31/15	101,501,821
8,045,000	0.3750%, 2/15/16	8,036,826
32,278,000	0.8750%, 1/31/17	32,356,177
2,448,000	0.8750%, 2/28/17	2,451,633
65,113,000	0.7500%, 6/30/17	64,589,036
6,045,000	0.7500%, 10/31/17	5,961,881
8,890,000	0.7500%, 12/31/17	8,739,288
3,565,000	0.8750%, 1/31/18	3,518,210
14,380,000	0.7500%, 3/31/18	14,074,425
82,954,000	1.3750%, 7/31/18	83,103,068
309,086,000	1.5000%, 8/31/18	311,138,640
264,116,000	1.3750%, 9/30/18	263,930,327
13,740,000	1.0000%, 9/30/19	13,161,422
72,839,000	1.7500%, 5/15/23	67,495,604
136,031,000	2.5000%, 8/15/23	134,649,469
10,598,000	2.8750%, 5/15/43	8,995,053
210,739,000	3.6250%, 8/15/43	208,302,436

Total U.S. Treasury Notes/Bonds (cost $1,352,100,905)		1,358,647,458

Money Market – 0.6%
64,079,394	Janus Cash Liquidity Fund LLC, 0%£ (cost $64,079,394)	64,079,394

Total Investments (total cost $8,427,180,104) – 99.6%		10,218,055,304

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		40,819,172

Net Assets – 100%		$10,258,874,476

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$28,286,316	0.3%
Canada	51,412,278	0.5%
Germany	8,544,466	0.1%
Japan	2,587,012	0.0%
Luxembourg	6,642,480	0.1%
Netherlands	24,159,141	0.2%
South Korea	32,047,776	0.3%
Switzerland	48,161,795	0.5%
Taiwan	32,452,398	0.3%
United Kingdom	349,678,529	3.4%
United States††	9,634,083,113	94.3%

Total	$10,218,055,304	100.0%

††	Includes Cash Equivalents of 0.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 19

Janus Balanced Fund

Schedule of Investments

As of September 30, 2013

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC: British Pound 10/24/13	27,710,000	$44,845,030	$(1,711,367)

HSBC Securities (USA), Inc.: British Pound 10/31/13	21,275,000	34,428,706	(825,163)

JPMorgan Chase & Co.: British Pound 10/10/13	19,900,000	32,209,731	(1,294,312)

RBC Capital Markets Corp.: British Pound 11/7/13	25,900,000	41,911,482	(84,276)

Total		$153,394,949	$(3,915,118)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | SEPTEMBER 30, 2013

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on nonconsensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental change-factor analysis, we seek to identify improving businesses, regardless of geography, and capitalize on these underestimated asymmetrical risk/reward opportunities.
Dan Kozlowski portfolio manager

Overview

Thank you for your continued investment in Janus Contrarian Fund. During the fiscal year ended September 30, 2013, the Fund’s Class T Shares had a return of 33.83% versus a 19.34% return for the S&P 500 Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 17.73% during the same time period.

Investment Environment

Global equity markets enjoyed a strong climb during the 12-month period, as economic data pointed to an improving economy in the U.S., and, later in the year, a stabilization of Europe’s economy. Loose monetary policy also played a role in lifting markets during the year, and while the Federal Reserve’s (Fed) quantitative easing program remains in place, fear that the Fed may taper its program sparked bouts of volatility in the second and third quarters of the calendar year.

Performance Discussion

As part of our contrarian investment mandate, we seek companies that are undergoing structural changes in their business or industry that should positively reshape the company’s performance over time. These stocks are generally out of favor with investors, but if we correctly identify the changing dynamics at work within these companies or industries, the stocks in our portfolio have the potential to move from being out of favor to in favor as the company executes its turnaround. Our long-term performance ultimately should be driven by our ability to identify companies that are early in the process of undergoing dramatic changes. This year, a number of companies in the portfolio, including some of our largest positions that represent our highest-conviction ideas, showed evidence of their respective turnarounds, and these changes were received positively by the market.

Two airline companies, United Continental and Delta Airlines, were our top contributors to performance during the period. Airline companies have been large positions in the Fund for a couple of years. Last year, we were patient with the airline companies we held as they went through some of the hiccups often associated with large mergers and acquisitions. Our view was that consolidation within the airline industry should be a long-term tailwind for the largest carriers. Consolidation has led to reduced capacity among airlines. This gives the major airlines pricing power for the first time in decades, and allows them to pass on higher fuel costs when oil prices rise, or reduce costs by reducing flights when the economy softens. During the 12-month period, Delta announced a plan to return more capital to shareholders. Events such as this have helped highlight the potential for airlines. The stocks rose during the year as the market began to appreciate that these companies can be sustainable value creators for shareholders.

Endo Health Solutions was another top contributor during the period. Endo has a new CEO, who comes from one of the most successful specialty pharmaceutical companies of the last five years. That company had an impressive strategy of driving down its operating expenses and making shrewd acquisitions to help grow the business. We expect the new CEO to improve Endo as he executes a similar strategy at the company, and we saw evidence the company is successfully executing on its strategy of driving down expenses. In its last earnings announcement of the period, Endo announced that selling, general and administrative (SG&A) expenses were down 17% year over year and adjusted research and development costs were down 28% year over year. Management also expressed confidence in reaching a targeted $325 million in reduced operating expenses by mid-2014.

While generally pleased with the performance of the Fund, there were also positions that detracted from performance. Some of our largest detractors were derivatives positions, which we generally use to hedge risk in the portfolio. For a more detailed discussion of derivatives use, please see the section below.

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

One of our largest detractors from the Fund’s performance was a put on an exchange traded fund (ETF) for the Russell 2000 Index. Given short-term macroeconomic risks this year, we bought the puts to give us a tool to reduce beta, or market volatility, in the Fund. The small-cap index generally has higher beta than many other indices, which can make derivatives tied to the index an effective way to reduce the overall beta of our portfolio. Had the market gone down at the time we bought these positions, they would have helped protect the Fund.

Another top detractor was an S&P 500 future. This position was also purchased to hedge against a short-term drop in markets if markets fell due to macroeconomic risks we saw on the horizon.

We also had a few stock positions that fell during the period. Microsoft was the largest stock that was a detractor. Concerns that Microsoft is not well positioned for the switch from desktop to mobile tablet use have weighed on the stock during the year. We admit that Microsoft may have been late to adjust to increased mobile use, but we also think the value of enterprise software and some of its consumer applications are being overlooked by the market. Microsoft Word and Excel are still used by companies all over the world. The company’s server and tools business continues to grow, and Microsoft dominates the enterprise server market. Microsoft’s Web services businesses have also continued to grow. The value of these businesses is not reflected in Microsoft’s current stock price, in our view.

Derivatives

Derivatives, including options, futures and forwards, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally, by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. The purpose of the futures strategy is to reduce the overall beta of the Fund. The purpose of our swaps strategy is to hedge currency exposure in the portfolio. During the period, our use of derivatives contributed to relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

Given the sharp rally in markets this year, we are more cautious about equities in general. However, our performance is driven less by general market sentiment and more by whether we are correct about the companies we identify that are undergoing transformative changes to their business or within their industry. If we are correct, the market should realize those changes, and that should drive outperformance over time. As we look across the companies in the Fund we are generally encouraged by what we see. The fundamental improvements at most of these companies continue to impress us, and we expect these companies to make further strides in the coming months.

As we look for new turnaround stories in which to invest, we are spending more time looking at non-U.S. opportunities. The relative valuation gap between U.S. and non-U.S. companies is widening, and this may present an attractive entry point for investing in some of these non-U.S. opportunities.

Thank you for your investment in the Janus Contrarian Fund.

22 | SEPTEMBER 30, 2013

(unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

United Continental Holdings, Inc.	4.76%
Delta Air Lines, Inc.	3.84%
Endo Health Solutions, Inc.	3.22%
Omnicare, Inc.	2.94%
Canadian Pacific Railway, Ltd. (U.S. Shares)	2.77%

5 Bottom Performers – Holdings

Contribution

iShares Russell 2000 Index Fund (ETF) – Put expires November 2013 exercise price $102.00	–0.68%
S&P 500® E-mini – expired September 2013	–0.51%
iShares Russell 2000 Index Fund (ETF) – Put expires November 2013 exercise price $98.00	–0.48%
iShares Russell 2000 Index Fund (ETF) – Put expired June 2013 exercise price $93.00	–0.32%
Microsoft Corp.	–0.29%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	11.60%	29.05%	10.14%
Health Care	4.49%	13.78%	12.51%
Information Technology	2.85%	13.84%	18.36%
Consumer Discretionary	1.46%	15.22%	11.73%
Consumer Staples	0.91%	0.67%	10.70%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–2.99%	13.21%	15.97%
Other**	–1.29%	–0.32%	0.00%
Energy	–0.28%	11.89%	10.84%
Materials	0.10%	2.41%	3.45%
Utilities	0.47%	0.34%	3.38%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Endo Health Solutions, Inc. Medical – Drugs	6.6%
United Continental Holdings, Inc. Airlines	6.0%
St. Joe Co. Real Estate Operating/Development	6.0%
Motorola Solutions, Inc. Wireless Equipment	5.4%
Tyco International, Ltd. (U.S. Shares) Electronic Security Devices	5.4%

29.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

* Includes Common Stock Sold Short of (0.5)% and Cash Equivalents and Other of (0.1)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

24 | SEPTEMBER 30, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	33.74%	6.99%	9.47%	6.55%	0.91%
MOP	26.04%	5.74%	8.83%	6.09%

Janus Contrarian Fund – Class C Shares
NAV	32.52%	6.36%	8.64%	5.74%	1.73%
CDSC	31.52%	6.36%	8.64%	5.74%

Janus Contrarian Fund – Class D Shares(1)	33.96%	7.18%	9.66%	6.72%	0.67%

Janus Contrarian Fund – Class I Shares	34.16%	7.11%	9.62%	6.69%	0.62%

Janus Contrarian Fund – Class R Shares	33.12%	6.69%	9.00%	6.08%	1.24%

Janus Contrarian Fund – Class S Shares	33.57%	6.90%	9.28%	6.35%	1.00%

Janus Contrarian Fund – Class T Shares	33.83%	7.11%	9.62%	6.69%	0.76%

S&P 500® Index	19.34%	10.02%	7.57%	3.49%

Morgan Stanley Capital International All Country World IndexSM	17.73%	7.71%	7.86%	3.16%

Morningstar Quartile – Class T Shares	1st	4th	1st	1st

Morningstar Ranking – based on total return for Large Blend Funds	13/1,594	1,261/1,401	47/1,128	113/889

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

There are special risks associated with selling securities short. Stocks sold short have the potential risk of unlimited losses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

26 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,093.50	$4.57	$1,000.00	$1,020.71	$4.41	0.87%

Class C Shares	$1,000.00	$1,089.50	$8.96	$1,000.00	$1,016.50	$8.64	1.71%

Class D Shares	$1,000.00	$1,094.50	$3.62	$1,000.00	$1,021.61	$3.50	0.69%

Class I Shares	$1,000.00	$1,095.70	$2.78	$1,000.00	$1,022.41	$2.69	0.53%

Class R Shares	$1,000.00	$1,091.80	$6.71	$1,000.00	$1,018.65	$6.48	1.28%

Class S Shares	$1,000.00	$1,092.80	$5.40	$1,000.00	$1,019.90	$5.22	1.03%

Class T Shares	$1,000.00	$1,094.00	$4.04	$1,000.00	$1,021.21	$3.90	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 27

Janus Contrarian Fund

Schedule of Investments

As of September 30, 2013

Shares or Contract Amounts		Value

Common Stock – 99.0%
Advanced Materials/Production – 1.1%
5,783,027	Alent PLC**	$33,231,483
Agricultural Chemicals – 0.8%
745,920	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	23,332,378
Airlines – 11.0%
15,526,289	AirAsia Bhd	12,199,908
5,987,830	Delta Air Lines, Inc.**	141,252,909
6,079,280	United Continental Holdings, Inc.*,**	186,694,689
		340,147,506
Building – Residential and Commercial – 0.4%
689,977	WCI Communities, Inc.*	11,909,003
Building and Construction – Miscellaneous – 1.6%
6,537,259	UGL, Ltd.	50,668,391
Commercial Banks – 0.7%
2,376,683	IndusInd Bank, Ltd.	14,000,030
785,294	ING Vysya Bank, Ltd.	6,720,787
		20,720,817
Computers – Integrated Systems – 1.0%
583,750	Teradata Corp.*	32,363,100
Consumer Products – Miscellaneous – 0.8%
8,325,900	Samsonite International S.A.	23,241,711
Containers – Metal and Glass – 1.4%
971,300	Ball Corp.	43,591,944
Distribution/Wholesale – 3.1%
66,845,000	Li & Fung, Ltd.	97,220,315
Diversified Banking Institutions – 2.3%
1,485,262	Citigroup, Inc.	72,050,060
Diversified Operations – 1.0%
569,260	Colfax Corp.*	32,157,497
E-Commerce/Products – 1.7%
3,546,900	Rakuten, Inc.**	53,593,269
Electric – Transmission – 0.5%
372,072	Brookfield Infrastructure Partners L.P.	14,146,177
Electronic Security Devices – 5.4%
4,782,274	Tyco International, Ltd. (U.S. Shares)**	167,283,945
Filtration and Separations Products – 0.5%
359,873	Polypore International, Inc.*	14,743,997
Finance – Other Services – 2.8%
582,346	CME Group, Inc.	43,023,722
244,633	IntercontinentalExchange, Inc.*	44,381,319
		87,405,041
Footwear and Related Apparel – 2.7%
1,434,663	Wolverine World Wide, Inc.	83,540,426
Lighting Products and Systems – 2.5%
1,620,614	Osram Licht A.G.	76,069,726
Media – 0.9%
462,988	Tribune Co.*	29,209,913
Medical – Drugs – 13.9%
1,621,938	Abbott Laboratories	53,832,122
1,520,803	AbbVie, Inc.	68,025,518
4,513,253	Endo Health Solutions, Inc.*	205,082,216
1,197,392	Ipca Laboratories, Ltd.	13,683,934
2,039,226	Mallinckrodt PLC	89,909,475
		430,533,265
Multimedia – 2.1%
1,974,989	Twenty-First Century Fox, Inc. – Class A	66,162,132
Oil Companies – Exploration and Production – 0.7%
177,578	Apache Corp.	15,118,991
995,112	Athabasca Oil Corp.*	7,584,842
		22,703,833
Oil Field Machinery and Equipment – 7.3%
2,532,808	Dresser-Rand Group, Inc.*	158,047,219
852,025	National Oilwell Varco, Inc.	66,551,673
		224,598,892
Pharmacy Services – 3.4%
1,899,262	Omnicare, Inc.	105,409,041
Publishing – Newspapers – 1.0%
1,958,737	News Corp. – Class A*	31,457,316
Real Estate Management/Services – 0.4%
13,771,577	Colony American Homes Holdings III L.P. – Private Placement§	13,771,577
Real Estate Operating/Development – 6.0%
9,446,797	St. Joe Co.*,**,£	185,346,157
Reinsurance – 2.0%
539,949	Berkshire Hathaway, Inc. – Class B*	61,289,611
Retail – Restaurants – 1.3%
38,975,000	Ajisen China Holdings, Ltd.	39,097,116
Telecommunication Services – 1.8%
1,506,703	Amdocs, Ltd. (U.S. Shares)	55,205,598
Therapeutics – 0.6%
331,578	Questcor Pharmaceuticals, Inc.	19,231,524
Tobacco – 0.4%
2,351,360	ITC, Ltd.	12,785,990
Transportation – Railroad – 4.9%
1,232,227	Canadian Pacific Railway, Ltd. (U.S. Shares)	151,933,589
Transportation – Services – 2.2%
604,315	FedEx Corp.	68,958,385
Wireless Equipment – 8.8%
2,817,899	Motorola Solutions, Inc.**	167,326,843
7,958,438	Telefonaktiebolaget L.M. Ericsson (ADR)	106,245,147
		273,571,990

Total Common Stock (cost $2,516,018,316)		3,068,682,715

Purchased Options – Calls – 0.9%
49,055	Delta Air Lines, Inc. expires January 2014 exercise price $26.00	4,913,300
46,770	Delta Air Lines, Inc. expires March 2014 exercise price $25.00	8,609,118
59,175	United Continental Holdings, Inc. expires January 2014 exercise price $35.00	7,337,445
20,000	United Continental Holdings, Inc. expires March 2014 exercise price $35.00	3,837,590

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Contract Amounts		Value

Purchased Options – Calls – (continued)
44,590	United Continental Holdings, Inc. expires March 2014 exercise price $40.00	$3,822,241

Total Purchased Options – Calls (premiums paid $39,944,671)		28,519,694

Purchased Options – Puts – 0.7%
44,354	iShares Russell 2000 Index Fund (ETF) expires November 2013 exercise price $105.00	9,745,860
44,354	iShares Russell 2000 Index Fund (ETF) expires November 2013 exercise price $105.00	9,745,860

Total Purchased Options – Puts (premiums paid $18,362,556)		19,491,720

Money Market – 0%
1,002,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $1,002,000)	1,002,000

Total Investments (total cost $2,575,327,543) – 100.6%		3,117,696,129

Common Stock Sold Short – (0.5)%
Computer Graphics – (0.5)%
198,056	Tableau Software, Inc. – Class A (proceeds $13,872,598)	(14,109,509)

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(4,965,226)

Net Assets – 100%		$3,098,621,394

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$50,668,391	1.6%
Canada	182,850,809	5.9%
China	39,097,116	1.2%
Germany	76,069,726	2.4%
Hong Kong	120,462,026	3.9%
India	47,190,741	1.5%
Japan	53,593,269	1.7%
Malaysia	12,199,908	0.4%
Sweden	106,245,147	3.4%
United Kingdom	33,231,483	1.1%
United States††	2,396,087,513	76.9%

Total	$3,117,696,129	100.0%

††	Includes Cash Equivalents of 0.0%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(14,109,509)	100.0%

Total	$(14,109,509)	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 10/24/13	3,100,000	$5,016,947	$(191,456)
Japanese Yen 10/24/13	1,190,000,000	12,110,102	(184,568)

		17,127,049	(376,024)

HSBC Securities (USA), Inc.: Japanese Yen 10/31/13	1,400,000,000	14,247,835	(132,996)

JPMorgan Chase & Co.:
British Pound 10/10/13	2,900,000	4,693,880	(203,114)
Japanese Yen 10/10/13	1,080,000,000	10,989,618	(1,669)

		15,683,498	(204,783)

RBC Capital Markets Corp.: Japanese Yen 11/7/13	1,100,000,000	11,195,092	68,244

Total		$58,253,474	$(645,559)

Financial Future – Short
2,939 Contracts	S&P 500® E-mini expires December 2013, principal amount $252,396,147, value $246,038,385, cumulative appreciation	$6,357,762

Schedule of Written Option – Call	Value

Delta Air Lines, Inc. expires October 2013 59,878 contracts exercise price $24.00 (premiums received $2,516,120)	$(3,573,872)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 29

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the 12 months ended September 30, 2013, Janus Enterprise Fund’s Class T Shares returned 27.15%, underperforming the Fund’s benchmark, the Russell Midcap Growth Index, which returned 27.54%.

Investment Environment

Equity markets enjoyed a strong climb over the past 12 months, highlighted by brief periods of volatility along the way. Late in 2012, markets lost ground as fears over the economic impact of going over the fiscal cliff weighed heavily on investor sentiment. An improving U.S. employment picture, a strengthening housing market, and other data points indicating the U.S. economy was improving helped lift stocks at the beginning of 2013. In the second and third quarters, fears the Federal Reserve (Fed) might taper its quantitative easing program sparked periods of volatility. However, markets continued to climb higher as better-than-expected economic data from China and Europe improved market sentiment. While markets rose broadly, many of the more economically sensitive stocks enjoyed the strongest rally.

Performance Discussion

Given the companies we tend to emphasize in the Portfolio, our relative performance over the course of the year was in line with our expectations. We tend to focus on companies with more predictable business models, recurring revenue streams and strong competitive positioning that can allow them to take market share and experience sustainable, long-term growth. Given our focus on stability and predictability, a fast-rising market is not when we would expect to outperform the benchmark, especially when some of the best performing stocks were more economically sensitive. We do include stocks that have economic sensitivity in our portfolio, but only when we believe they have competitive advantages that allow them to grow through an economic cycle. We typically try to avoid investing in companies that depend only on a strong economy to thrive. We believe our emphasis on stability and predictability becomes more important when markets are falling. If we identify these companies correctly we believe it can help the Portfolio outperform when markets are down, and drive relative outperformance over full market cycles.

While generally pleased with the performance of most companies in our portfolio, there were a few companies that fell during the year and were large detractors from performance. Potash Corp. of Saskatchewan was our largest detractor. Potash company stocks fell in recent months, after the breakup of a marketing consortium of potash suppliers in Belarus and Russia created fear that pricing dynamics for the industry could break down, affecting all potash companies. Over the long term, we think market participants will act rationally and there will not be downward pressure on potash prices. We also think long-term demand for potash will increase. Potash is a key ingredient in fertilizer, and more potash will be needed as it starts being used more frequently in emerging-market crops.

Apple was another large detractor. We maintain a small position in Apple, which is a longtime holding in our portfolio, dating back to when it was a mid-cap company. We understand some of the market’s concerns around Apple that weighed on the stock during the year, namely the slowing pace of innovation at the company. However, we think Apple has a competitive advantage that is more durable than the market is giving the company credit for. The market thinks of Apple as a consumer electronics company, and competitive advantages for a basic, consumer electronics company are admittedly hard to maintain. The rapid product cycles and high competitive intensity for most consumer electronics make it hard for a company to maintain a leading edge and command wide margins. But while Apple makes consumer electronics products, we think of Apple as a software company with a platform that is an integral part of its customers’ lives. Apple customers tend to branch out into numerous Apple products and become entrenched with the company’s ecosystem of products. Once they have an iTunes account or an iPhoto account, for example, and have a number of

30 | SEPTEMBER 30, 2013

(unaudited)

Apple devices that all sync together, they are less likely to switch from the Apple brand when it is time to buy a new product.

Impax Laboratories was also a large detractor during the period. The company suffered due to continued manufacturing problems that have delayed the launch of its new therapy for Parkinson’s disease. We had hoped for a quicker resolution to the problem, but the company has a high percentage of the market capitalization in cash, providing support for the stock, in our view, until the manufacturing issues can be resolved.

While the aforementioned stocks detracted from performance, we were pleased by the results of a number of the companies in our Fund. Celgene Corp. was our top contributor, up 101% over the 12-month period. Celgene’s stock has appreciated as the company announced encouraging data at different periods in the year for some of the drugs in its pipeline. We think it has become clear to the market that multiyear growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company. We see continued strong growth ahead for Celgene’s blood-cancer-fighting Revlimid drug franchise. Some of the new drugs that could become meaningful contributors include Apremilast, an oral drug to treat psoriatic arthritis and psoriasis, Abraxane for pancreatic cancer, and Pomalyst for refractory multiple myeloma.

VistaPrint was another top contributor. The company uses its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral for a wide range of small businesses and consumers. The ability to produce these small orders profitably requires tremendous scale, which gives VistaPrint a competitive advantage, in our view. A few years ago, the stock fell when the company announced it would enter a reinvestment cycle that would cut margins in the near term, but allow the company to grow its business over a multiyear period. We added to the position at the time, and we believe strong earnings results for the first quarter of 2013 were evidence that VistaPrint is starting to translate its business plan into revenue growth.

Another key driver of our performance this year was the public offering of Workday, a company offering record-keeping solutions for finance and human resources departments. We participated in Workday’s private offering nearly two years ago. The founders of Workday are the same executives who founded PeopleSoft, a provider of human resource management systems that was later acquired by Oracle. The founders’ newest company also provides human resource and financials system solutions, but does so in a cloud-based system, which we believe is a cheaper and faster way of delivering software. We believe the notoriety and pedigree of Workday’s executives will allow them to continue to open doors to large companies and win business. The company’s stock price after its IPO was well above its private offering, which we believe reflects the company’s growth potential.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

The sharp rise in equities so far in 2013 has not been accompanied by sharp revenue gains. Instead, companies have produced earnings growth through cost cuts and wise capital allocation. Those factors alone cannot drive profit growth forever. Meanwhile, continuous uncertainty out of Washington may impact markets. While slow revenue growth and political uncertainty may slow equity markets in the near term, we believe such environments bode well for our Fund from a relative performance point of view. Our focus is on finding companies with organic growth opportunities. That focus will be more relevant in a world where gross domestic product (GDP) growth is anemic and further cost cuts are harder to come by.

In the coming months we will also continue to pay attention to rising interest rates, and believe the rising rate environment plays in the favor of many of the companies in our portfolio. We focus on companies with high return on invested capital. In a rising rate environment, we feel these companies are in a favorable position relative to other equities because rising rates will have little impact on their ability to carry out long-term growth initiatives and business plans.

Thank you for your continued investment in Janus Enterprise Fund.

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	1.42%
VistaPrint N.V. (U.S. Shares)	1.25%
Workday, Inc. – Private Placement	1.23%
TE Connectivity, Ltd. (U.S. Shares)	1.19%
Verisk Analytics, Inc. – Class A	1.05%

5 Bottom Performers – Holdings

Contribution

Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	–0.47%
Apple, Inc.	–0.16%
Impax Laboratories, Inc.	–0.11%
Li & Fung, Ltd.	–0.08%
Ultra Petroleum Corp. (U.S. Shares)	–0.03%

5 Top Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Information Technology	4.95%	31.58%	16.50%
Health Care	1.67%	18.63%	13.11%
Financials	0.14%	5.10%	7.97%
Utilities	0.02%	0.53%	0.72%
Telecommunication Services	0.02%	2.89%	1.73%

5 Bottom Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Consumer Discretionary	–1.88%	5.78%	25.06%
Other**	–1.66%	5.29%	0.00%
Energy	–0.99%	5.00%	5.64%
Materials	–0.67%	2.18%	6.25%
Industrials	–0.55%	22.25%	15.03%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

32 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Verisk Analytics, Inc. – Class A Consulting Services	3.0%
Sensata Technologies Holding N.V. Instruments – Controls	2.8%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.7%
Varian Medical Systems, Inc. Medical Products	2.6%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	2.5%

13.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Growth & Core Funds | 33

Janus Enterprise Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	26.94%	12.14%	11.29%	10.43%	1.20%
MOP	19.64%	10.82%	10.64%	10.12%

Janus Enterprise Fund – Class C Shares
NAV	25.97%	11.73%	10.47%	9.63%	1.96%
CDSC	24.97%	11.73%	10.47%	9.63%

Janus Enterprise Fund – Class D Shares(1)	27.23%	12.37%	11.43%	10.52%	0.86%

Janus Enterprise Fund – Class I Shares	27.39%	12.30%	11.40%	10.50%	0.75%

Janus Enterprise Fund – Class N Shares	27.45%	12.30%	11.40%	10.50%	0.71%

Janus Enterprise Fund – Class R Shares	26.52%	11.96%	10.87%	10.02%	1.45%

Janus Enterprise Fund – Class S Shares	26.84%	12.11%	11.14%	10.28%	1.21%

Janus Enterprise Fund – Class T Shares	27.15%	12.30%	11.40%	10.50%	0.96%

Russell Midcap® Growth Index	27.54%	13.92%	10.16%	9.90%

Morningstar Quartile – Class T Shares	2nd	2nd	1st	2nd

Morningstar Ranking – based on total return for Mid-Cap Growth Funds	274/723	288/676	85/591	84/209

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

34 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on July 12, 2012. The performance shown for periods prior to July 12, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Growth & Core Funds | 35

Janus Enterprise Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,103.90	$5.43	$1,000.00	$1,019.90	$5.22	1.03%

Class C Shares	$1,000.00	$1,099.60	$9.53	$1,000.00	$1,015.99	$9.15	1.81%

Class D Shares	$1,000.00	$1,104.70	$4.54	$1,000.00	$1,020.76	$4.36	0.86%

Class I Shares	$1,000.00	$1,105.50	$3.85	$1,000.00	$1,021.41	$3.70	0.73%

Class N Shares	$1,000.00	$1,105.70	$3.59	$1,000.00	$1,021.66	$3.45	0.68%

Class R Shares	$1,000.00	$1,101.60	$7.53	$1,000.00	$1,017.90	$7.23	1.43%

Class S Shares	$1,000.00	$1,103.00	$6.22	$1,000.00	$1,019.15	$5.97	1.18%

Class T Shares	$1,000.00	$1,104.50	$4.91	$1,000.00	$1,020.41	$4.71	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

36 | SEPTEMBER 30, 2013

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 94.5%
Advertising Agencies – 1.1%
517,200	Omnicom Group, Inc.	$32,811,168
Advertising Sales – 0.6%
369,952	Lamar Advertising Co. – Class A*	17,398,843
Aerospace and Defense – 1.2%
277,297	TransDigm Group, Inc.	38,461,094
Agricultural Chemicals – 1.0%
1,019,015	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)**	31,874,789
Airlines – 1.6%
1,000,942	Ryanair Holdings PLC (ADR)**	49,786,855
Apparel Manufacturers – 1.2%
814,922	Gildan Activewear, Inc.**	37,844,978
Applications Software – 1.4%
671,105	Intuit, Inc.	44,500,973
Auction House – Art Dealer – 0.6%
881,004	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)**	17,778,661
Broadcast Services and Programming – 0.8%
307,365	Discovery Communications, Inc. – Class C*	24,011,354
Commercial Services – 0.7%
123,986	CoStar Group, Inc.*	20,817,249
Commercial Services – Finance – 1.1%
478,856	Global Payments, Inc.	24,459,964
98,545	WEX, Inc.*	8,647,324
		33,107,288
Computer Software – 0.8%
656,661	SS&C Technologies Holdings, Inc.*	25,018,784
Computers – 0.3%
21,981	Apple, Inc.	10,479,442
Computers – Integrated Systems – 2.0%
689,994	Jack Henry & Associates, Inc.	35,610,591
505,403	Teradata Corp.*	28,019,542
		63,630,133
Consulting Services – 4.8%
934,356	Gartner, Inc.*	56,061,360
1,443,994	Verisk Analytics, Inc. – Class A*	93,801,850
		149,863,210
Containers – Metal and Glass – 0.6%
442,867	Ball Corp.	19,875,871
Decision Support Software – 2.0%
1,531,908	MSCI, Inc.*	61,674,616
Diagnostic Equipment – 0.9%
389,656	Life Technologies Corp.*	29,157,958
Diagnostic Kits – 0.7%
222,848	IDEXX Laboratories, Inc.*	22,206,803
Distribution/Wholesale – 3.3%
384,377	Fastenal Co.	19,314,944
31,869,390	Li & Fung, Ltd.	46,351,293
147,033	W.W. Grainger, Inc.	38,480,006
		104,146,243
Diversified Operations – 0.7%
405,391	Colfax Corp.*	22,900,538
Electric Products – Miscellaneous – 1.0%
647,383	AMETEK, Inc.	29,792,566
Electric – Transmission – 0.5%
397,460	Brookfield Infrastructure Partners L.P.	15,111,429
Electronic Components – Miscellaneous – 3.3%
2,691,481	Flextronics International, Ltd.*	24,465,562
1,503,736	TE Connectivity, Ltd. (U.S. Shares)	77,863,450
		102,329,012
Electronic Components – Semiconductors – 3.1%
5,594,936	ON Semiconductor Corp.*	40,843,033
1,204,044	Xilinx, Inc.	56,421,502
		97,264,535
Electronic Connectors – 2.4%
954,626	Amphenol Corp. – Class A	73,868,960
Electronic Design Automation – 1.4%
3,202,351	Cadence Design Systems, Inc.*	43,231,739
Electronic Measuring Instruments – 0.6%
596,013	National Instruments Corp.	18,434,682
Enterprise Software/Services – 0.1%
181,903	Apptio, Inc.§	4,128,216
Finance – Investment Bankers/Brokers – 1.7%
1,393,207	LPL Financial Holdings, Inc.	53,373,760
Footwear and Related Apparel – 1.0%
520,887	Wolverine World Wide, Inc.	30,331,250
Instruments – Controls – 3.6%
109,219	Mettler-Toledo International, Inc.*	26,222,390
2,250,243	Sensata Technologies Holding N.V.*	86,116,799
		112,339,189
Instruments – Scientific – 1.8%
250,836	Thermo Fisher Scientific, Inc.	23,114,537
311,260	Waters Corp.*	33,058,925
		56,173,462
Insurance Brokers – 0.9%
390,977	Aon PLC	29,104,328
Investment Management and Advisory Services – 1.0%
446,456	T. Rowe Price Group, Inc.	32,113,580
Machinery – General Industrial – 2.1%
276,183	Roper Industries, Inc.	36,696,435
441,409	Wabtec Corp.	27,751,384
		64,447,819
Medical – Biomedical and Genetic – 3.7%
439,637	Celgene Corp.*,**	67,673,323
938,992	Incyte Corp., Ltd.*	35,822,545
393,606	NPS Pharmaceuticals, Inc.*	12,520,607
		116,016,475
Medical – Drugs – 0.8%
426,579	Medivation, Inc.*	25,569,145
Medical – Generic Drugs – 0.3%
503,737	Impax Laboratories, Inc.*	10,331,646
Medical – Outpatient and Home Medical Care – 0.3%
262,053	Premier, Inc. – Class A	8,307,080
Medical Information Systems – 2.1%
595,307	athenahealth, Inc.*	64,626,528

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 37

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Medical Instruments – 2.0%
694,124	St. Jude Medical, Inc.	$37,232,811
306,852	Techne Corp.	24,566,571
		61,799,382
Medical Products – 4.4%
550,809	Henry Schein, Inc.*	57,118,893
1,066,227	Varian Medical Systems, Inc.*	79,679,144
		136,798,037
Metal Processors and Fabricators – 1.6%
224,594	Precision Castparts Corp.	51,036,741
Multimedia – 0.6%
170,220	FactSet Research Systems, Inc.	18,571,002
Oil Companies – Exploration and Production – 0.4%
534,852	Ultra Petroleum Corp. (U.S. Shares)*	11,001,906
Oil Field Machinery and Equipment – 2.7%
1,352,970	Dresser-Rand Group, Inc.*	84,425,328
Patient Monitoring Equipment – 1.1%
1,274,076	Masimo Corp.	33,941,385
Printing – Commercial – 2.4%
1,344,778	VistaPrint N.V. (U.S. Shares)*	76,006,853
Retail – Apparel and Shoe – 0.6%
289,923	L Brands, Inc.	17,714,295
Retail – Catalog Shopping – 1.1%
416,882	MSC Industrial Direct Co., Inc. – Class A	33,913,351
Retail – Perfume and Cosmetics – 0.6%
165,016	Ulta Salon, Cosmetics & Fragrance, Inc.	19,712,811
Retail – Petroleum Products – 0.9%
787,004	World Fuel Services Corp.	29,363,119
Retail – Restaurants – 0.3%
219,490	Dunkin’ Brands Group, Inc.	9,934,117
Semiconductor Components/Integrated Circuits – 1.6%
6,783,344	Atmel Corp.*	50,468,079
Semiconductor Equipment – 1.9%
961,872	KLA-Tencor Corp.	58,529,911
Telecommunication Equipment – 0.7%
540,996	NICE Systems, Ltd. (ADR)	22,381,005
Telecommunication Services – 2.0%
1,732,641	Amdocs, Ltd. (U.S. Shares)	63,483,966
Transactional Software – 2.5%
1,464,571	Solera Holdings, Inc.	77,431,869
Transportation – Railroad – 0.8%
205,720	Canadian Pacific Railway, Ltd. (U.S. Shares)**	25,365,276
Transportation – Services – 2.6%
605,756	C.H. Robinson Worldwide, Inc.	36,078,827
1,027,684	Expeditors International of Washington, Inc.	45,279,757
		81,358,584
Transportation – Truck – 1.0%
542,709	Landstar System, Inc.	30,380,850
Vitamins and Nutrition Products – 0.6%
245,243	Mead Johnson Nutrition Co.	18,211,745
Wireless Equipment – 3.0%
898,693	Crown Castle International Corp.*	65,631,550
460,930	Motorola Solutions, Inc.	27,370,023
		93,001,573

Total Common Stock (cost $1,865,006,545)		2,949,073,436

Money Market – 5.8%
179,659,452	Janus Cash Liquidity Fund LLC, 0%£ (cost $179,659,452)	179,659,452

Total Investments (total cost $2,044,665,997) – 100.3%		3,128,732,888

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(9,527,514)

Net Assets – 100%		$3,119,205,374

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$112,863,704	3.6%
Hong Kong	46,351,293	1.5%
Ireland	49,786,855	1.6%
Israel	22,381,005	0.7%
United States††	2,897,350,031	92.6%

Total	$3,128,732,888	100.0%

††	Includes Cash Equivalents of 5.7%.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Canadian Dollar 10/24/13	24,100,000	$23,386,594	$(321,965)
Euro 10/24/13	10,700,000	14,474,703	(436,303)

		37,861,297	(758,268)

HSBC Securities (USA), Inc.: Euro 10/31/13	10,100,000	13,663,269	(234,006)

JPMorgan Chase & Co.: Euro 10/10/13	10,250,000	13,865,484	(293,203)

RBC Capital Markets Corp.: Euro 11/7/13	4,200,000	5,681,853	9,987

Total		$71,071,903	$(1,275,490)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | SEPTEMBER 30, 2013

Janus Forty Fund (unaudited)

Fund Snapshot
We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.
Doug Rao portfolio manager

Performance Overview

For the 12-month period ended September 30, 2013, Janus Forty Fund’s Class S Shares returned 19.49%, versus a return of 19.27% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 19.34% over the same period. This outperformance was largely driven by strong performing selections within the consumer discretionary and health care sectors. Our holdings in the industrial and technology sectors were the largest detractors from relative results.

Portfolio Manager Change

During the period, Doug Rao was appointed portfolio manager of the Janus Forty Fund. He replaces Ron Sachs, who left the firm. Rao has 15 years of financial industry experience, including experience managing concentrated portfolios. Rao was employed for seven years by Marsico Capital Management, where he was portfolio manager of the Marsico Flexible Capital Fund and co-portfolio manager of both the Marsico Focus Fund and the Marsico Growth Fund. Prior to Marsico, Rao was a senior equity analyst at TCW. Rao joined Janus from Chautauqua Capital Management, where he was a partner and portfolio manager. He received a bachelor’s degree from the University of Virginia and an MBA from the University of California, Los Angeles.

Portfolio Manager Comments

As we transitioned the management of the Fund this year, we made slight changes to how the portfolio is constructed, which are discussed in the Outlook section below, but our investment philosophy remains consistent. We focus on building a portfolio of companies that we believe are well positioned to grow market share within their respective industries, and that have built clear and sustainable competitive moats around their businesses. Important competitive moats could include a strong brand, patent protection over valuable intellectual property, network effects from a product or service that would be hard for a competitor to replicate, or a lower cost structure than competitors in the industry. We think focusing on such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market may underestimate the duration of growth opportunities and long-term potential return to shareholders inherent in these companies. During the year, a number of the companies we own put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

Celgene Corp. was our top contributor to performance during the period. Most recently, a global study pointed to the benefits of using Celgene’s drug Revlimid as a first-line treatment for multiple myeloma. Currently, the drug is only approved as a second-line treatment for the disease, and using Revlimid earlier in the treatment cycle could meaningfully expand its addressable market, especially outside the United States. The news on Revlimid was the latest encouraging news for the company, but over the course of the year, Celgene has announced positive test data for other drugs in its pipeline, which represent meaningful improvements over prior drug options for the serious diseases they treat. Other promising drugs in the pipeline include Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. The stock is up 101% for the 12-month period, as the market has come to appreciate that multiyear growth could be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Twenty-First Century Fox, which was split from the publishing operations of News Corp., was another top contributor to performance during the year. The stock rose after the company announced multiyear earnings growth guidance that was well above market expectations. We think Fox has one of the broadest global content libraries of any studio, and much of its unique programming resonates strongly with its customer base. We also think the value of some of that content is poised to increase as

Janus Growth & Core Funds | 39

Janus Forty Fund (unaudited)

it spreads internationally and as new digital platforms offer expanded viewing opportunities.

MGM Resorts was another top contributor during the year. The company is using much of its free cash flow to pay down debt, and as that happens it transfers value to equity holders. Going forward, we think that value could be significant. The 2014 convention calendar is improving, and should drive rates higher for many of MGM’s Las Vegas properties, resulting in meaningful revenue growth. Meanwhile, the company has a property in Macau, China, that should benefit from strong growth in gaming in the region.

While pleased with the aforementioned contributors, there were also stocks that detracted from performance. Apple was one of our largest detractors. We have been reducing the position since the portfolio transition and recently fully exited the stock. Apple has dominated the high-end smartphone market for some time now, but we feel growth in that market is slowing. Meanwhile, despite the new smartphone launches, we think Apple still lacks a phone with a price point low enough to attract most first-time smartphone users in emerging markets. We also think innovation has slowed for the company, making Apple’s risk/reward opportunity less attractive than it was earlier in the company’s product cycle.

Our second-largest detractor was Turquoise Hill Resources, a mining company with a Mongolian copper mine. This position was also sold during the portfolio manager transition to pursue what we believe are better growth opportunities. We felt geopolitical risk was a headwind for the company, and that the Mongolian government would ultimately limit the profit the company could get from its copper mine.

Finally, Intuitive Surgical was another large detractor during the year. The stock fell after sales for its surgical robotic systems were below market expectations. Negative headlines about the safety of some of its products also negatively impacted the stock. We are closely reviewing the company, which is a small position in the portfolio. While there are questions about the size of the addressable market for some of its robotic systems, we think the company has unique and differentiated products that have helped create high margins.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

We expect the economy to continue to grow at a slow but improving pace. The deleveraging of the U.S. consumer and corporate sector has already taken place but the government still has a considerable way to go, which will be a headwind to GDP growth in the coming quarters. The slow-growth economy has ultimately meant slower revenue and earnings growth for most companies.

Despite slow economic growth, we think companies we own enjoy differentiated business models that should allow them to increase productivity and take market share. If we are correct in identifying the competitive advantages inherent in these businesses, their ability to put up earnings growth in excess of the market should be even more appreciated in a slow-growth environment.

Going forward, we will continue to focus on finding wide-moat businesses with long-duration growth opportunities, but we have been making slight changes to how the portfolio is constructed in an attempt to improve the risk/reward profile of the Fund. We still believe concentrated portfolios represent a strong way to generate alpha, but we have reduced the sizes of our largest positions in the portfolio. Ideally, we do not expect any of our holdings to comprise more than 8% of the portfolio. We believe that distributing position sizes somewhat more evenly provides a more meaningful opportunity for all the positions in the portfolio to contribute to performance.

Another change is that we expect to identify more emerging large-cap companies with innovative products or services that could be disruptive to the current competitive landscape in which they do business. If we can identify these companies earlier than the rest of the market, they can potentially create some of the greatest growth opportunities.

Thank you for your investment in Janus Forty Fund. We look forward to reporting results in the future.

40 | SEPTEMBER 30, 2013

(unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	5.69%
Twenty-First Century Fox, Inc. – Class A	3.30%
MGM Resorts International	1.97%
Cie Financiere Richemont S.A.	1.76%
TE Connectivity, Ltd. (U.S. Shares)	1.32%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–4.04%
Turquoise Hill Resources, Ltd. (U.S. Shares)	–0.60%
Intuitive Surgical, Inc.	–0.43%
FANUC Corp.	–0.33%
Citigroup, Inc.	–0.25%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	4.98%	24.21%	17.60%
Health Care	2.23%	20.56%	12.40%
Consumer Staples	0.81%	1.57%	12.79%
Financials	0.15%	5.95%	4.89%
Telecommunication Services	0.10%	3.60%	2.25%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–3.11%	10.65%	12.54%
Information Technology	–2.43%	30.25%	28.98%
Materials	–1.17%	1.86%	4.07%
Energy	–0.36%	0.00%	4.26%
Other**	–0.07%	1.35%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 41

Janus Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Twenty-First Century Fox, Inc. – Class A Multimedia	6.7%
Google, Inc. – Class A Web Portals/Internet Service Providers	5.7%
Celgene Corp. Medical – Biomedical and Genetic	5.3%
Express Scripts Holding Co. Pharmacy Services	4.8%
Zoetis, Inc. Medical – Drugs	4.0%

26.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

42 | SEPTEMBER 30, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectus
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	19.61%	9.32%	9.78%	10.34%	1.00%
MOP	12.74%	8.03%	9.34%	10.07%

Janus Forty Fund – Class C Shares
NAV	18.65%	8.48%	9.17%	9.78%	1.71%
CDSC	17.65%	8.48%	9.17%	9.78%

Janus Forty Fund – Class I Shares	19.94%	9.61%	9.78%	10.34%	0.59%

Janus Forty Fund – Class N Shares	20.03%	9.13%	9.78%	10.34%	0.51%

Janus Forty Fund – Class R Shares	19.14%	8.85%	9.51%	10.10%	1.27%

Janus Forty Fund – Class S Shares	19.49%	9.13%	9.78%	10.34%	1.04%

Janus Forty Fund – Class T Shares	19.74%	9.13%	9.78%	10.34%	0.77%

Russell 1000® Growth Index	19.27%	12.07%	7.82%	5.75%

S&P 500® Index	19.34%	10.02%	7.57%	6.57%

Morningstar Quartile – Class S Shares	3rd	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	1,030/1,746	1,178/1,554	144/1,332	34/818

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

See important disclosures on the next page.

Janus Growth & Core Funds | 43

Janus Forty Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of one or more other share classes of a predecessor fund(s), calculated using the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective June 3, 2013, Douglas Rao is Portfolio Manager of the Fund.

*	The predecessor Fund’s inception date — May 1, 1997

44 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,131.50	$4.44	$1,000.00	$1,020.91	$4.20	0.83%

Class C Shares	$1,000.00	$1,126.80	$8.74	$1,000.00	$1,016.85	$8.29	1.64%

Class I Shares	$1,000.00	$1,132.80	$2.83	$1,000.00	$1,022.41	$2.69	0.53%

Class N Shares	$1,000.00	$1,133.30	$2.51	$1,000.00	$1,022.71	$2.38	0.47%

Class R Shares	$1,000.00	$1,129.10	$6.51	$1,000.00	$1,018.95	$6.17	1.22%

Class S Shares	$1,000.00	$1,130.40	$5.23	$1,000.00	$1,020.16	$4.96	0.98%

Class T Shares	$1,000.00	$1,132.00	$3.85	$1,000.00	$1,021.46	$3.65	0.72%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 45

Janus Forty Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 98.4%
Agricultural Chemicals – 3.1%
929,551	Monsanto Co.	$97,017,238
Apparel Manufacturers – 1.7%
5,569,200	Prada SpA	53,963,585
Athletic Footwear – 2.3%
993,123	NIKE, Inc. – Class B	72,140,455
Automotive – Truck Parts and Equipment – Original – 2.2%
1,212,968	Delphi Automotive PLC	70,861,591
Beverages – Wine and Spirits – 2.8%
723,564	Pernod-Ricard S.A.	89,841,111
Casino Hotels – 3.1%
4,764,925	MGM Resorts International*	97,395,067
Commercial Services – Finance – 2.7%
125,866	MasterCard, Inc. – Class A	84,680,127
Computers – Integrated Systems – 0.9%
536,828	Teradata Corp.*	29,761,744
Dialysis Centers – 2.0%
1,093,092	DaVita HealthCare Partners, Inc.*	62,196,935
Diversified Banking Institutions – 2.9%
1,907,444	Citigroup, Inc.	92,530,108
E-Commerce/Products – 5.8%
225,165	Amazon.com, Inc.*	70,395,586
2,022,498	eBay, Inc.*	112,835,163
		183,230,749
E-Commerce/Services – 2.7%
86,152	priceline.com, Inc.*	87,095,364
Electronic Components – Miscellaneous – 2.6%
1,591,822	TE Connectivity, Ltd. (U.S. Shares)	82,424,543
Electronic Connectors – 1.6%
661,304	Amphenol Corp. – Class A	51,171,704
Engines – Internal Combustion – 1.0%
241,363	Cummins, Inc.	32,069,902
Enterprise Software/Services – 1.5%
1,441,770	Oracle Corp.	47,823,511
Internet Content – Information/News – 0.5%
66,220	LinkedIn Corp. – Class A*	16,294,093
Life and Health Insurance – 2.4%
15,933,800	AIA Group, Ltd.	74,885,183
Medical – Biomedical and Genetic – 8.6%
1,102,524	Celgene Corp.*	169,711,519
1,667,872	Gilead Sciences, Inc.*	104,809,077
		274,520,596
Medical – Drugs – 6.6%
814,053	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	84,930,149
4,030,939	Zoetis, Inc.	125,442,822
		210,372,971
Medical Information Systems – 0.5%
140,856	athenahealth, Inc.*	15,291,327
Medical Instruments – 1.0%
84,692	Intuitive Surgical, Inc.*	31,867,059
Metal Processors and Fabricators – 1.7%
241,270	Precision Castparts Corp.	54,826,195
Multimedia – 6.7%
6,354,362	Twenty-First Century Fox, Inc. – Class A	212,871,127
Pharmacy Services – 4.8%
2,441,715	Express Scripts Holding Co.*	150,849,153
Retail – Apparel and Shoe – 3.5%
1,812,594	L Brands, Inc.	110,749,493
Retail – Jewelry – 3.5%
1,107,303	Cie Financiere Richemont S.A.	110,963,004
Retail – Major Department Stores – 3.5%
1,962,278	TJX Cos., Inc.	110,652,856
Software Tools – 1.4%
554,494	VMware, Inc. – Class A*	44,858,565
Super-Regional Banks – 3.5%
2,995,678	U.S. Bancorp	109,581,901
Transportation – Railroad – 3.3%
844,387	Canadian Pacific Railway, Ltd. (U.S. Shares)	104,112,917
Web Portals/Internet Service Providers – 5.7%
207,758	Google, Inc. – Class A*	181,977,310
Wireless Equipment – 2.3%
1,021,842	Crown Castle International Corp.*	74,625,121

Total Common Stock (cost $2,196,372,363)		3,123,502,605

Money Market – 2.1%
67,587,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $67,587,000)	67,587,000

Total Investments (total cost $2,263,959,363) – 100.5%		3,191,089,605

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(16,333,841)

Net Assets – 100%		$3,174,755,764

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$189,043,066	5.9%
France	89,841,111	2.8%
Hong Kong	74,885,183	2.4%
Italy	53,963,585	1.7%
Switzerland	110,963,004	3.5%
United States††	2,672,393,656	83.7%

Total	$3,191,089,605	100.0%

††	Includes Cash Equivalents of 2.1%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | SEPTEMBER 30, 2013

Janus Fund (unaudited)

Fund Snapshot
We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth outlooks should allow us to outperform the benchmark and peers over the long term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer and index-beating returns while managing for risk and volatility.
Barney Wilson portfolio manager

Performance Review

For the 12-month period ended September 30, 2013, Janus Fund’s Class T Shares returned 18.83%, slightly underperforming its primary benchmark, the Russell 1000 Growth Index, which returned 19.27%. The Fund also underperformed its secondary benchmarks, the S&P 500 Index, which returned 19.34%, and the Core Growth Index, which returned 19.32%.

Portfolio Manager Comments

We want to describe our investment approach to stock selection and portfolio construction. Simply put, we seek to construct a diversified portfolio of high-quality, long-duration growth businesses.

In our stock selection, we look for companies with the following five attributes: (1) sustainable above-market earnings per share growth with understandable and logical growth drivers, (2) returns on capital that are increasing or stable at a high level, (3) participation in an attractive industry, (4) strong management that has articulated a compelling strategy, and (5) a reasonable valuation in light of the multi-year growth outlook.

We have two types of investment theses in which we invest. First, the majority of the portfolio is made up of companies we believe are market-share gainers. We believe these companies will be able to deliver attractive growth for the next five-plus years by primarily executing their existing strategies. And second, we seek to invest in companies undergoing material positive change. These companies typically comprise a minority of the portfolio. Within this group, we often find attractive opportunities where there is a new management team, a new strategy or significant new product introductions.

In our portfolio construction, diversity is the hallmark of our approach. We desire to drive outperformance by being right more than we are wrong in a number of moderate sized investments, not by having a single big position that will make or break our performance. We are well represented in the major sectors and explicitly avoid large overweights or underweights in any single sector. We have typically had lower turnover than our peer group.

Investment Performance

While we believe many of our companies performed well this year and the Fund generated positive absolute returns, we underperformed our primary benchmark by 0.44% for the period. It is important that investors in the Janus Fund understand that we seek to maintain a moderately positioned portfolio, focusing on high-quality companies with sustainable competitive advantages and predictable, growing revenue streams. We believe the higher quality focus should help the Fund outperform its benchmark through an economic cycle, but may not always keep up with the benchmark when the macroeconomic environment is more favorable. We believe this approach leads to higher compounded returns over time, even if it results in performance lagging an up market, as we did in this period.

Major detractors relative to the index included our holdings in industrials, materials and energy. On a positive note, our selections in health care, consumer staples and information technology contributed to relative performance.

While pleased with most of the companies in the Fund, there were also some stocks that detracted from performance. We continue to have high conviction in the long-term outlook for most of these companies. Apple was our top detractor. While Apple is a large position in the Fund, it is only a slight overweight when compared with the stock’s position in our primary benchmark. We believe Apple has gone through a transition this year. The company went through a several-year period of high compounded profit growth. Now, profit expectations that are implied in the stock’s valuation are more than reasonable, in our opinion, and we believe a fair number of new products will drive growth in the coming months. We continue to think Apple has a very sticky customer base of high-end consumers. Once consumers are introduced to the Apple brand, they get more deeply entrenched in

Janus Growth & Core Funds | 47

Janus Fund (unaudited)

Apple’s ecosystem of products, and tend to spend more on Apple products. We think the strength of Apple’s ecosystem is still in place.

VMware was another leading detractor. The company missed its earnings estimates for consecutive quarters during the period. While we still believe that the company has an attractive set of products, we recognize that the overall environment for corporate IT spending is challenging and we are re-evaluating our position.

Teradata was another top detractor during the year. The company experienced some weakness in U.S. demand during the year, which is somewhat expected in a weak IT spending environment. However, we still like the long-term growth outlook for the company. Data analytics is getting increasingly important for companies across a number of industries, and, in our view, no company is better than Teradata in turning huge repositories of data into actionable insights. We believe the fact that Teradata has better customer retention than most IT vendors validates the company’s strengths in data analytics.

While the aforementioned companies detracted from performance during the year, we were pleased by the results of a number of other companies in the Fund. Our health care holdings, in particular, were large contributors to relative performance. Gilead and Celgene were two of the largest contributors to the Fund’s performance. We believe our research team has done a tremendous job of understanding the potential of the drugs in both companies’ pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams. Gilead’s new single-pill HIV treatment offers patients a simpler drug regimen than some other competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Meanwhile, Gilead’s new treatment also allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as the leader in a new wave of more tolerable and more effective hepatitis C treatments. We continue to like the potential of this drug to treat a large addressable market of people suffering from hepatitis C, which affects an estimated 3% of the world’s population.

Meanwhile, Celgene’s stock has appreciated as the company announced encouraging data at different periods in the year for some of its drugs. We think it has become clear to the market that multiyear growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company. We see continued strong growth ahead for Celgene’s blood-cancer-fighting Revlimid drug franchise. Some of the new drugs that could become meaningful contributors include Apremilast, an oral drug to treat psoriatic arthritis and psoriasis, Abraxane for pancreatic cancer, and Pomalyst for refractory multiple myeloma.

Outside the health care sector, Precision Castparts was also a top contributor to performance. The company illustrates some of the characteristics we look for in the companies we invest in. Precision Castparts makes a number of parts for the aerospace industry. The parts Precision Castparts manufactures for airplanes must be lightweight, yet strong and durable to withstand extremely harsh temperatures and conditions. This requires a difficult manufacturing process, and we believe there are very few companies that manufacture these parts to the standard that an airplane or engine manufacturer needs. The unique positioning and difficulty of the manufacturing process presents a significant barrier to entry for competitors, in our opinion, and should set Precision Castparts up for long-term growth as airplane and engine manufacturers meet a record-level backlog of orders from airline carriers. We also believe Precision Castparts’ ability to make difficult-to-manufacture parts could translate into growth opportunities in other areas, such as the oil and gas industry.

Derivatives

Derivatives, including options and forwards, are used in the Fund to generate income and periodically to hedge market risk. The purpose of the option strategy is an attempt to generate income and reduce the risk in the Fund. The purpose of the forwards strategy is to reduce the overall volatility of the Fund. During the period, our use of derivatives contributed to relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

We expect the U.S. economy to continue to improve. The shrinking federal government was a drag to gross domestic product growth in 2013, but we believe should be less of a drag next year. We think the shrinking U.S. deficit is also a positive for the economy, as it reduces the risk of a policy mistake such as increased taxes. In other areas of the globe, we see positive signs that Europe is stabilizing. In emerging markets, we see a wider divergence than at any point in the last 10 years

48 | SEPTEMBER 30, 2013

(unaudited)

between the countries that are doing well and those that are doing poorly but expect that, on balance, emerging markets will be a positive contributor to global economic growth.

While the global economy has improved to some degree over the past few years, we continue to believe that economic forecasting is difficult and the outlook can change meaningfully over relatively short periods of time. Rather than try to accurately forecast the economy, we prefer to invest in high-quality, long-duration growth companies that will outperform through an economic cycle, generating long-term capital appreciation.

Thank you for your investment in Janus Fund.

Janus Growth & Core Funds | 49

Janus Fund (unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	1.48%
Celgene Corp.	1.24%
Precision Castparts Corp.	0.95%
L Brands, Inc.	0.92%
NIKE, Inc. – Class B	0.89%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–3.04%
VMware, Inc. – Class A	–0.11%
Teradata Corp.	–0.10%
Cadence Design Systems, Inc.	–0.09%
Petroleo Brasileiro S.A. (ADR)	–0.09%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	1.39%	13.99%	12.40%
Consumer Staples	0.77%	10.74%	12.79%
Information Technology	0.42%	29.10%	28.98%
Consumer Discretionary	0.39%	17.89%	17.60%
Telecommunication Services	0.23%	0.85%	2.25%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–0.79%	12.98%	12.54%
Other**	–0.76%	2.32%	0.00%
Materials	–0.27%	3.24%	4.07%
Energy	–0.16%	5.81%	4.26%
Financials	–0.14%	2.65%	4.89%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

50 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Apple, Inc. Computers	5.0%
Google, Inc. – Class A Web Portals/Internet Service Providers	4.2%
L Brands, Inc. Retail – Apparel and Shoe	2.9%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	2.7%
AutoZone, Inc. Retail – Auto Parts	2.3%

17.1%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Growth & Core Funds | 51

Janus Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Fund – Class A Shares
NAV	18.42%	9.18%	6.46%	12.28%	0.99%
MOP	11.60%	7.90%	5.83%	12.13%

Janus Fund – Class C Shares
NAV	17.79%	9.08%	5.77%	11.66%	1.68%
CDSC	16.79%	9.08%	5.77%	11.66%

Janus Fund – Class D Shares(1)	18.88%	9.35%	6.57%	12.33%	0.68%

Janus Fund – Class I Shares	18.98%	9.27%	6.54%	12.32%	0.63%

Janus Fund – Class N Shares	19.08%	9.27%	6.54%	12.32%	0.54%

Janus Fund – Class R Shares	18.21%	9.12%	6.04%	11.93%	1.29%

Janus Fund – Class S Shares	18.55%	9.21%	6.28%	12.13%	1.05%

Janus Fund – Class T Shares	18.83%	9.27%	6.54%	12.32%	0.79%

Russell 1000® Growth Index	19.27%	12.07%	7.82%	N/A**

S&P 500® Index	19.34%	10.02%	7.57%	10.41%

Core Growth Index	19.32%	11.06%	7.71%	N/A**

Morningstar Quartile – Class T Shares	3rd	3rd	4th	1st

Morningstar Ranking – based on total return for Large Growth Funds	1,163/1,746	1,144/1,554	1,028/1,332	8/164

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

52 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective May 13, 2013, Barney Wilson is the sole Portfolio Manager of the Fund.

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Growth & Core Funds | 53

Janus Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,098.90	$5.16	$1,000.00	$1,020.16	$4.96	0.98%

Class C Shares	$1,000.00	$1,096.60	$8.78	$1,000.00	$1,016.70	$8.44	1.67%

Class D Shares	$1,000.00	$1,102.00	$3.58	$1,000.00	$1,021.66	$3.45	0.68%

Class I Shares	$1,000.00	$1,102.90	$3.06	$1,000.00	$1,022.16	$2.94	0.58%

Class N Shares	$1,000.00	$1,102.90	$2.74	$1,000.00	$1,022.46	$2.64	0.52%

Class R Shares	$1,000.00	$1,099.10	$6.74	$1,000.00	$1,018.65	$6.48	1.28%

Class S Shares	$1,000.00	$1,100.60	$5.42	$1,000.00	$1,019.90	$5.22	1.03%

Class T Shares	$1,000.00	$1,101.80	$4.06	$1,000.00	$1,021.21	$3.90	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

54 | SEPTEMBER 30, 2013

Janus Fund

Schedule of Investments

As of September 30, 2013

Shares or Contract Amounts		Value

Common Stock – 99.1%
Agricultural Chemicals – 1.7%
1,173,811	Monsanto Co.	$122,510,654
Apparel Manufacturers – 0.5%
1,250,379	Burberry Group PLC**	33,071,956
Applications Software – 1.8%
1,992,197	Intuit, Inc.	132,102,583
Athletic Footwear – 1.6%
1,616,030	NIKE, Inc. – Class B	117,388,419
Beverages – Wine and Spirits – 2.8%
2,077,918	Diageo PLC**	66,093,251
1,060,082	Pernod-Ricard S.A.**	131,624,769
		197,718,020
Brewery – 1.8%
2,588,275	SABMiller PLC**	131,701,293
Commercial Services – Finance – 1.7%
178,038	MasterCard, Inc. – Class A	119,780,406
Computer Aided Design – 1.0%
792,940	ANSYS, Inc.*	68,605,169
Computers – 5.0%
744,239	Apple, Inc.	354,815,943
Computers – Integrated Systems – 1.1%
1,372,222	Teradata Corp.*	76,075,988
Consulting Services – 1.2%
1,299,007	Verisk Analytics, Inc. – Class A*	84,383,495
Containers – Metal and Glass – 1.4%
2,262,734	Ball Corp.**	101,551,502
Cosmetics and Toiletries – 1.3%
1,579,449	Colgate-Palmolive Co.	93,661,326
Distribution/Wholesale – 2.2%
387,017	Fastenal Co.	19,447,604
532,496	W.W. Grainger, Inc.	139,359,528
		158,807,132
Diversified Operations – 2.1%
734,107	Colfax Corp.*	41,469,705
1,617,338	Danaher Corp.	112,113,870
		153,583,575
E-Commerce/Products – 0.9%
1,191,726	eBay, Inc.*	66,486,394
E-Commerce/Services – 0.5%
33,794	priceline.com, Inc.*	34,164,044
Electric – Transmission – 0.8%
1,505,576	Brookfield Infrastructure Partners L.P.	57,241,999
Electronic Components – Miscellaneous – 1.4%
1,973,025	TE Connectivity, Ltd. (U.S. Shares)	102,163,234
Electronic Components – Semiconductors – 1.0%
3,024,060	ARM Holdings PLC**	48,265,130
2,868,531	ON Semiconductor Corp.*	20,940,276
		69,205,406
Electronic Connectors – 1.4%
1,304,088	Amphenol Corp. – Class A	100,910,329
Electronic Design Automation – 1.1%
5,760,808	Cadence Design Systems, Inc.*	77,770,908
Electronic Security Devices – 1.1%
2,220,721	Tyco International, Ltd. (U.S. Shares)	77,680,821
Enterprise Software/Services – 1.7%
2,028,231	Informatica Corp.*	79,040,162
1,202,504	Oracle Corp.**	39,887,058
		118,927,220
Finance – Credit Card – 1.5%
560,919	Visa, Inc. – Class A	107,191,621
Food – Confectionary – 0.3%
228,740	Hershey Co.	21,158,450
Food – Miscellaneous/Diversified – 1.1%
2,080,157	Unilever N.V.**	80,911,877
Food – Retail – 1.6%
1,931,846	Whole Foods Market, Inc.	113,012,991
Industrial Automation and Robotics – 1.0%
441,800	FANUC Corp.**	72,869,129
Instruments – Controls – 2.1%
3,866,556	Sensata Technologies Holding N.V.*	147,973,098
Investment Management and Advisory Services – 0.7%
665,596	T. Rowe Price Group, Inc.	47,876,320
Life and Health Insurance – 0.5%
7,725,200	AIA Group, Ltd.	36,306,657
Medical – Biomedical and Genetic – 5.5%
459,705	Alexion Pharmaceuticals, Inc.*	53,399,333
952,978	Celgene Corp.*	146,691,904
3,035,998	Gilead Sciences, Inc.*	190,782,114
		390,873,351
Medical – Drugs – 4.9%
2,988,587	AbbVie, Inc.	133,679,497
893,188	Medivation, Inc.*	53,537,689
268,816	Shire PLC (ADR)**	32,228,350
599,456	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	62,541,244
2,068,558	Zoetis, Inc.	64,373,525
		346,360,305
Medical – Generic Drugs – 1.4%
830,417	Perrigo Co.	102,456,849
Medical – HMO – 0.6%
644,185	Aetna, Inc.	41,240,724
Medical Information Systems – 0.4%
236,192	athenahealth, Inc.*	25,641,004
Metal Processors and Fabricators – 2.0%
629,699	Precision Castparts Corp.	143,092,801
Multimedia – 2.4%
3,494,645	Twenty-First Century Fox, Inc. – Class A	117,070,607
832,702	Walt Disney Co.	53,700,952
		170,771,559
Networking Products – 0.5%
1,675,482	Cisco Systems, Inc.	39,239,788
Oil and Gas Drilling – 0.7%
693,749	Helmerich & Payne, Inc.	47,833,994

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 55

Janus Fund

Schedule of Investments

As of September 30, 2013

Shares or Contract Amounts		Value

Oil Companies – Exploration and Production – 1.9%
346,338	EOG Resources, Inc.	$58,628,097
1,121,934	Noble Energy, Inc.	75,180,797
		133,808,894
Oil Field Machinery and Equipment – 0.8%
942,477	Dresser-Rand Group, Inc.*,**	58,810,565
Pharmacy Services – 1.6%
1,794,777	Express Scripts Holding Co.*	110,881,323
Pipelines – 1.5%
1,751,050	Enterprise Products Partners L.P.	106,884,092
Real Estate Management/Services – 0.9%
63,440,528	Colony American Homes Holdings III L.P. – Private Placement§	63,440,528
Recreational Vehicles – 0.5%
291,376	Polaris Industries, Inc.	37,639,952
REIT – Diversified – 0.7%
699,604	American Tower Corp.	51,861,645
REIT – Health Care – 0.4%
508,521	Ventas, Inc.	31,274,041
REIT – Regional Malls – 0.5%
241,806	Simon Property Group, Inc.	35,842,903
Retail – Apparel and Shoe – 2.9%
3,396,732	L Brands, Inc.	207,540,325
Retail – Auto Parts – 2.3%
387,610	AutoZone, Inc.*	163,854,375
Retail – Discount – 1.3%
777,643	Costco Wholesale Corp.	89,522,262
Retail – Major Department Stores – 1.6%
2,054,972	TJX Cos., Inc.	115,879,871
Retail – Miscellaneous/Diversified – 0.6%
1,731,451	Sally Beauty Holdings, Inc.*	45,294,758
Retail – Perfume and Cosmetics – 0.8%
495,247	Ulta Salon, Cosmetics & Fragrance, Inc.	59,162,207
Retail – Pet Food and Supplies – 0.7%
646,847	PetSmart, Inc.	49,328,552
Retail – Restaurants – 1.6%
642,394	Dunkin’ Brands Group, Inc.	29,074,752
1,105,402	Starbucks Corp.	85,082,792
		114,157,544
Semiconductor Components/Integrated Circuits – 1.2%
4,429,524	Atmel Corp.*	32,955,659
14,574,814	Taiwan Semiconductor Manufacturing Co., Ltd.	49,542,339
		82,497,998
Software Tools – 0.9%
764,520	VMware, Inc. – Class A*	61,849,668
Telecommunication Services – 0.8%
1,542,127	Amdocs, Ltd. (U.S. Shares)	56,503,533
Television – 0.7%
947,049	CBS Corp. – Class B	52,239,223
Toys – 0.8%
1,373,685	Mattel, Inc.	57,502,454
Transportation – Railroad – 3.9%
1,243,954	Canadian Pacific Railway, Ltd. (U.S. Shares)	153,379,528
799,571	Union Pacific Corp.	124,205,359
		277,584,887
Web Portals/Internet Service Providers – 4.2%
339,404	Google, Inc. – Class A*,**	297,287,358
Wireless Equipment – 1.7%
1,544,593	Motorola Solutions, Inc.	91,717,932
2,339,057	Telefonaktiebolaget L.M. Ericsson – Class B	31,132,081
		122,850,013

Total Common Stock (cost $5,067,774,188)		7,068,617,305

Purchased Options – Calls – 0.1%
13,121	Oracle Corp. expires March 2014 exercise price $35.00	1,401,861
21,556	Oracle Corp. expires March 2014 exercise price $34.00	3,170,277

Total Purchased Options – Calls (premiums paid $5,808,868)		4,572,138

Purchased Option – Put – 0%
11,121	SPDR S&P 500® Trust (ETF) expires November 2013 exercise price $167.00 (premiums paid $2,435,499)	3,319,509

Money Market – 1.3%
89,219,676	Janus Cash Liquidity Fund LLC, 0%£ (cost $89,219,676)	89,219,676

Total Investments (total cost $5,165,238,231) – 100.5%		7,165,728,628

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(32,975,307)

Net Assets – 100%		$7,132,753,321

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$215,920,772	3.0%
France	131,624,769	1.9%
Hong Kong	36,306,657	0.5%
Japan	72,869,129	1.0%
Netherlands	80,911,877	1.1%
Sweden	31,132,081	0.4%
Taiwan	49,542,339	0.7%
United Kingdom	311,359,980	4.4%
United States††	6,236,061,024	87.0%

Total	$7,165,728,628	100.0%

††	Includes Cash Equivalents of 1.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 10/24/13	33,960,000	$54,959,842	$(2,097,366)
Euro 10/24/13	30,140,000	40,772,667	(1,228,987)
Japanese Yen 10/24/13	1,790,000,000	18,216,035	(274,469)

		113,948,544	(3,600,822)

HSBC Securities (USA), Inc.:
British Pound 10/31/13	38,259,000	61,913,414	(1,483,896)
Euro 10/31/13	26,360,000	35,659,778	(610,731)
Japanese Yen 10/31/13	1,631,000,000	16,598,728	(196,960)

		114,171,920	(2,291,587)

JPMorgan Chase & Co.:
British Pound 10/10/13	38,900,000	62,962,741	(2,724,535)
Euro 10/10/13	28,700,000	38,823,357	(820,969)
Japanese Yen 10/10/13	1,910,000,000	19,435,343	(25,372)

		121,221,441	(3,570,876)

RBC Capital Markets Corp.:
British Pound 11/7/13	34,300,000	55,504,395	(111,609)
Euro 11/7/13	35,000,000	47,348,776	83,224
Japanese Yen 11/7/13	1,665,000,000	16,945,299	103,297

		119,798,470	74,912

Total		$469,140,375	$(9,388,373)

Schedule of Written Options – Puts	Value

Oracle Corp. expires March 2014 21,556 contracts exercise price $31.00	$(2,642,492)
Oracle Corp. expires March 2014 13,121 contracts exercise price $28.00	(746,964)

Total Written Options – Puts (premiums received $3,122,805)	$(3,389,456)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 57

Janus Growth and Income Fund (unaudited)

Fund Snapshot
The Fund seeks to generate capital appreciation and income through investing in a diversified portfolio of large-capitalization equities and income-generating assets (up to 15% fixed income). The Fund is primarily focused on larger, well-established companies with predictable and sustainable earnings growth potential supported by intelligent allocation of capital.
Marc Pinto portfolio manager

Performance Overview

For the 12-month period ended September 30, 2013, Janus Growth and Income Fund’s Class T Shares returned 21.66% compared to a 19.34% return for the Fund’s primary benchmark, the S&P 500 Index, and a 19.27% return for its secondary benchmark, the Russell 1000 Growth Index.

Market Environment

U.S. stocks performed strongly early in 2013 following a near-term resolution to the fiscal cliff, while a muted market response to sequestration (automatic budget cuts) enabled investors to focus on positive signs on the U.S. economy. Stocks rallied again after Federal Reserve (Fed) Chairman Ben Bernanke, whose comments on the central bank’s potential tapering of its quantitative easing program this year sparked a sell-off in the second quarter of 2013, reassured investors in July the Fed would remain accommodative until economic conditions improve. The central bank subsequently surprised markets in mid-September when it decided to maintain its bond purchases rather than do a modest reduction, as many expected. Rising interest rates earlier in the third quarter of 2013 weighed on dividend-paying stocks, but as rates eased later on the nontaper news they rebounded somewhat. We believe that investors realized if interest rates rose too high, the economic recovery would be threatened.

Performance Discussion

The Fund’s outperformance was driven by our holdings in industrials, information technology and consumer discretionary, which more than offset the negative contribution of our holdings in financials and consumer staples.

Individually, CBS was our most significant contributor. The stock rose after the company apparently won its contract dispute with Time Warner Cable. The win reinforced our view of the power of content and must-have TV, which the top-rated network has with its coverage of sporting events and other popular programming, over distributors such as cable companies. Earlier in the period, the multimedia company announced plans to spin off its U.S. outdoor advertising (billboard) business into a real estate investment trust and that it would sell its European outdoor advertising segment. The company planned to use proceeds to repurchase stock and debt.

Boeing, another key contributor, also recorded strong gains. The aerospace leader rose after it announced plans to increase production of its 777 airliner as well as new orders for its next-generation offering, the 787. Still early in the commercial airplane replacement cycle, Boeing is gaining market share. We also think the company’s cash-flow generation will increase as it reduces capital expenditures and working capital, which should lead to returning more capital to shareholders. Earlier in the period, Boeing moved sharply higher after it resolved battery issues involving its 787 planes, enabling them to go back into service. Additionally, the aerospace company reported strong orders for both its 787 and 747 models at the Paris Air Show, giving the market renewed confidence in the growth of its backlog, which is over seven years.

Another contributor, chemical company LyondellBasell Industries, benefited early in the period from high refining margins due to low natural gas and U.S. oil prices, as well as firm end markets for its products. Lyondell also continued to pay back debt and instituted a dividend and share repurchase plan. We think the company will continue to pay a dividend and repurchase stock. Finally, we appreciate the company’s operationally-focused management team, which has continued to wean cash generation from its chemical and refining assets.

Apple weighed the most on performance. The stock declined early in the period due to investor uncertainty over its product launches and the increasingly competitive smartphone environment for its iPhone from Samsung and others, which offer lower-priced options. Later, the mobile device and computer maker’s shares rebounded somewhat following news that an activist investor had

58 | SEPTEMBER 30, 2013

(unaudited)

taken a position in the stock and reports of good sales for its latest iPhones, which were released in September. We continue to appreciate Apple’s loyal customer base of high-end consumers, who tend to return to the Apple brand anytime they buy new electronic devices, or upgrade existing products. We also like the company’s decision to become more aggressive in returning cash to shareholders.

Another detractor, telecommunications provider CenturyLink, a historically high dividend payer, declined on interest rate fears. Additionally, the company slightly lowered its revenue forecast for the year. Earlier in the period, CenturyLink surprised the market by announcing a cut in its dividend and said that it would deploy the cash saved from the dividend to repurchase stock. We trimmed our position, but continue to favor the company for its high dividend yield.

Western Union also weighed on performance. The global money transfer company announced price reductions in key corridors, including the U.S. to Mexico, during the period and lowered its 2013 guidance. For many investors, this confirmed fears of competitive pressure. We decided to exit our position.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We are monitoring data such as nonfarm payrolls, corporate earnings, consumer confidence and home prices, but continue to anticipate steady, although not robust, growth. We are also watching who will become the next Fed chairman after Ben Bernanke completes his second term in January. Provided Janet Yellen, the expected, noncontroversial Fed chair nominee, is confirmed and there is modest economic growth, our market outlook remains positive for equities. If interest rates continue to rise, we feel our focus on companies that have the ability to grow dividends will perform better than those with static dividends.

Among sectors, our health care holdings are driven by two themes: companies with differentiating therapies for serious illnesses and those that can help the health care system contain costs and thrive as the Affordable Care Act is implemented in the U.S. We emphasize the consumer discretionary sector based on strong spending patterns in the U.S. and globally. We’re also finding more opportunities among financial companies that are committing cash to dividends and buybacks after a period of stabilizing their capital ratios.

Thank you for your investment in Janus Growth and Income Fund.

Janus Growth & Core Funds | 59

Janus Growth and Income Fund (unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	1.90%
Boeing Co.	1.68%
LyondellBasell Industries N.V. – Class A	1.55%
NIKE, Inc. – Class B	1.31%
Aetna, Inc.	1.29%

5 Bottom Performers – Equity Holdings

Contribution

Apple, Inc.	–1.36%
CenturyLink, Inc.	–0.27%
Freeport-McMoRan Copper & Gold, Inc.	–0.14%
Western Union Co.	–0.14%
Annaly Capital Management, Inc.	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	1.47%	9.54%	10.14%
Information Technology	1.24%	13.19%	18.36%
Consumer Discretionary	1.22%	19.89%	11.73%
Materials	0.95%	7.06%	3.45%
Energy	0.47%	8.08%	10.84%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.84%	13.50%	15.97%
Other**	–0.21%	1.52%	0.00%
Consumer Staples	–0.06%	11.42%	10.70%
Telecommunication Services	–0.04%	1.88%	2.91%
Utilities	0.06%	2.96%	3.38%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

60 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Chevron Corp. Oil Companies – Integrated	3.8%
LyondellBasell Industries N.V. – Class A Chemicals – Diversified	3.4%
AbbVie, Inc. Medical – Drugs	3.3%
Boeing Co. Aerospace and Defense	3.0%
Apple, Inc. Computers	2.8%

16.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Growth & Core Funds | 61

Janus Growth and Income Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	21.56%	10.33%	7.06%	10.32%	1.01%
MOP	14.58%	9.03%	6.43%	10.03%

Janus Growth and Income Fund – Class C Shares
NAV	20.53%	9.84%	6.27%	9.58%	1.85%
CDSC	19.53%	9.84%	6.27%	9.58%

Janus Growth and Income Fund – Class D Shares(1)	21.76%	10.47%	7.18%	10.40%	0.80%

Janus Growth and Income Fund – Class I Shares	21.88%	10.39%	7.14%	10.38%	0.76%

Janus Growth and Income Fund – Class R Shares	21.02%	10.03%	6.60%	9.91%	1.40%

Janus Growth and Income Fund – Class S Shares	21.33%	10.20%	6.86%	10.15%	1.16%

Janus Growth and Income Fund – Class T Shares	21.66%	10.39%	7.14%	10.38%	0.91%

S&P 500® Index	19.34%	10.02%	7.57%	9.24%

Russell 1000® Growth Index	19.27%	12.07%	7.82%	8.42%

Morningstar Quartile – Class T Shares	2nd	3rd	3rd	1st

Morningstar Ranking – based on total return for Large Growth Funds	576/1,746	791/1,554	822/1,332	48/488

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

62 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

Janus Growth & Core Funds | 63

Janus Growth and Income Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,089.80	$4.87	$1,000.00	$1,020.41	$4.71	0.93%

Class C Shares	$1,000.00	$1,085.20	$9.46	$1,000.00	$1,015.99	$9.15	1.81%

Class D Shares	$1,000.00	$1,090.80	$4.19	$1,000.00	$1,021.06	$4.05	0.80%

Class I Shares	$1,000.00	$1,091.20	$3.62	$1,000.00	$1,021.61	$3.50	0.69%

Class R Shares	$1,000.00	$1,087.20	$7.27	$1,000.00	$1,018.10	$7.03	1.39%

Class S Shares	$1,000.00	$1,088.60	$5.97	$1,000.00	$1,019.35	$5.77	1.14%

Class T Shares	$1,000.00	$1,090.20	$4.66	$1,000.00	$1,020.61	$4.51	0.89%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

64 | SEPTEMBER 30, 2013

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Common Stock – 91.6%
Aerospace and Defense – 3.0%
1,012,645	Boeing Co.	$118,985,787
Agricultural Chemicals – 0.6%
291,520	Syngenta A.G. (ADR)	23,700,576
Applications Software – 2.5%
350,000	Intuit, Inc.	23,208,500
2,250,000	Microsoft Corp.	74,947,500
		98,156,000
Athletic Footwear – 2.8%
1,494,406	NIKE, Inc. – Class B	108,553,652
Beverages – Wine and Spirits – 1.2%
1,500,000	Diageo PLC**	47,711,159
Cable/Satellite Television – 1.3%
466,930	Time Warner Cable, Inc.	52,109,388
Casino Hotels – 0.8%
500,000	Las Vegas Sands Corp.	33,210,000
Chemicals – Diversified – 6.0%
1,726,275	E.I. du Pont de Nemours & Co.	101,090,664
1,818,395	LyondellBasell Industries N.V. – Class A	133,161,066
		234,251,730
Commercial Banks – 0.5%
894,239	Standard Chartered PLC**	21,437,534
Commercial Services – Finance – 0.9%
500,000	Automatic Data Processing, Inc.	36,190,000
Computers – 2.8%
231,746	Apple, Inc.	110,484,905
Consumer Products – Miscellaneous – 0.7%
300,000	Kimberly-Clark Corp.	28,266,000
Cosmetics and Toiletries – 1.6%
1,023,900	Colgate-Palmolive Co.	60,717,270
Diversified Banking Institutions – 2.4%
1,850,000	JPMorgan Chase & Co.	95,626,500
Diversified Operations – 1.7%
350,000	Dover Corp.	31,440,500
1,500,000	General Electric Co.	35,835,000
		67,275,500
Electric – Integrated – 1.5%
500,000	Ameren Corp.	17,420,000
900,000	Edison International	41,454,000
		58,874,000
Electric – Transmission – 1.1%
1,161,310	Brookfield Infrastructure Partners L.P.	44,153,006
Electronic Components – Miscellaneous – 3.2%
650,000	Garmin, Ltd.	29,373,500
1,874,726	TE Connectivity, Ltd. (U.S. Shares)	97,073,312
		126,446,812
Electronic Components – Semiconductors – 2.3%
1,030,930	Microchip Technology, Inc.	41,536,170
1,048,640	Xilinx, Inc.	49,139,270
		90,675,440
Finance – Credit Card – 0.8%
400,000	American Express Co.	30,208,000
Finance – Investment Bankers/Brokers – 0.4%
300,000	Greenhill & Co., Inc.	14,964,000
Food – Confectionary – 0.9%
363,060	Hershey Co.	33,583,050
Food – Miscellaneous/Diversified – 1.1%
1,131,757	Unilever PLC**	44,700,170
Food – Retail – 0.7%
700,000	Kroger Co.	28,238,000
Gas – Distribution – 0.5%
350,000	National Grid PLC (ADR)**	20,667,500
Instruments – Controls – 1.7%
800,000	Honeywell International, Inc.	66,432,000
Internet Gambling – 0.4%
7,014,752	Bwin.Party Digital Entertainment PLC**	13,864,178
Investment Management and Advisory Services – 2.0%
3,172,685	Blackstone Group L.P.	78,968,130
Life and Health Insurance – 0.8%
1,673,120	Prudential PLC**	31,172,280
Medical – Drugs – 7.3%
1,326,065	Abbott Laboratories	44,012,097
2,876,065	AbbVie, Inc.	128,646,388
765,442	Bristol-Myers Squibb Co.	35,424,656
900,000	Johnson & Johnson	78,021,000
		286,104,141
Medical – HMO – 2.5%
1,500,000	Aetna, Inc.	96,030,000
Medical – Wholesale Drug Distributors – 1.0%
650,000	AmerisourceBergen Corp.	39,715,000
Metal – Diversified – 0.6%
500,000	Rio Tinto PLC (ADR)**	24,380,000
Multimedia – 1.8%
850,620	Viacom, Inc. – Class B	71,094,820
Networking Products – 0.6%
1,000,000	Cisco Systems, Inc.	23,420,000
Oil and Gas Drilling – 1.1%
500,000	Noble Corp.	18,885,000
500,000	Seadrill, Ltd.	22,540,000
		41,425,000
Oil Companies – Integrated – 3.8%
1,218,310	Chevron Corp.	148,024,665
Oil Refining and Marketing – 0.4%
500,000	Valero Energy Corp.	17,075,000
Pipelines – 2.6%
1,695,525	Enterprise Products Partners L.P.	103,494,846
Property and Casualty Insurance – 0.5%
250,000	Travelers Cos., Inc.	21,192,500
Real Estate Management/Services – 0.6%
24,027,576	Colony American Homes Holdings III L.P. – Private Placement§	24,027,576
REIT – Health Care – 1.1%
689,535	Ventas, Inc.	42,406,403
REIT – Mortgage – 0.7%
2,500,000	Annaly Capital Management, Inc.	28,950,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 65

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Resorts and Theme Parks – 1.3%
1,500,000	Six Flags Entertainment Corp.	$50,685,000
Retail – Building Products – 0.9%
457,755	Home Depot, Inc.	34,720,717
Retail – Major Department Stores – 0.2%
120,586	Nordstrom, Inc.	6,776,933
Savings/Loan/Thrifts – 0.4%
1,000,000	People’s United Financial, Inc.	14,380,000
Super-Regional Banks – 2.8%
2,948,010	U.S. Bancorp	107,838,206
Telephone – Integrated – 1.7%
1,110,065	CenturyLink, Inc.	34,833,840
700,000	Verizon Communications, Inc.	32,662,000
		67,495,840
Television – 2.5%
1,808,803	CBS Corp. – Class B**	99,773,573
Tobacco – 4.8%
2,251,635	Altria Group, Inc.	77,343,662
1,271,928	Philip Morris International, Inc.	110,136,246
		187,479,908
Toys – 2.6%
2,398,521	Mattel, Inc.	100,402,089
Transportation – Railroad – 2.8%
250,000	Canadian Pacific Railway, Ltd. (U.S. Shares)	30,825,000
517,065	Union Pacific Corp.	80,320,877
		111,145,877
Wireless Equipment – 0.8%
500,000	Motorola Solutions, Inc.	29,690,000

Total Common Stock (cost $2,578,839,099)		3,597,350,661

Corporate Bonds – 4.4%
Casino Hotels – 0.8%
$12,498,000	MGM Resorts International 4.2500%, 4/15/15	15,911,516
15,000,000	MGM Resorts International 7.6250%, 1/15/17	16,762,500
		32,674,016
Cruise Lines – 0.6%
25,000,000	Royal Caribbean Cruises, Ltd. 5.2500%, 11/15/22	24,250,000
Diversified Banking Institutions – 0.4%
15,000,000	Bank of America Corp. 8.0000%, 7/30/99‡	16,312,500
Diversified Financial Services – 0.5%
20,000,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	20,200,000
E-Commerce/Services – 0.3%
10,000,000	priceline.com, Inc. 1.0000%, 3/15/18	12,850,000
Food – Miscellaneous/Diversified – 0.4%
15,000,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22	14,814,510
Medical – Hospitals – 0.3%
9,990,000	HCA, Inc. 7.2500%, 9/15/20	10,864,125
Multi-Line Insurance – 0.5%
15,000,000	American International Group, Inc. 8.1750%, 5/15/58‡	17,557,500
Real Estate Management/Services – 0.3%
9,985,000	ProLogis L.P. 3.2500%, 3/15/15	11,301,772
REIT – Mortgage – 0.3%
10,000,000	Annaly Capital Management, Inc. 4.0000%, 2/15/15	10,925,000

Total Corporate Bonds (cost $159,821,243)		171,749,423

Preferred Stock – 1.0%
Aerospace and Defense – Equipment – 0.4%
264,550	United Technologies Corp., 7.5000%	17,140,195
Diversified Banking Institutions – 0.3%
500,000	Goldman Sachs Group, Inc., 5.9500%	11,245,000
Finance – Credit Card – 0.3%
500,000	Discover Financial Services, 6.5000%	11,760,000

Total Preferred Stock (cost $39,030,429)		40,145,195

Money Market – 2.6%
100,537,119	Janus Cash Liquidity Fund LLC, 0%£ (cost $100,537,119)	100,537,119

Total Investments (total cost $2,878,227,890) – 99.6%		3,909,782,398

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		14,583,805

Net Assets – 100%		$3,924,366,203

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$30,825,000	0.8%
Norway	22,540,000	0.6%
Switzerland	23,700,576	0.6%
United Kingdom	203,932,821	5.2%
United States††	3,628,784,001	92.8%

Total	$3,909,782,398	100.0%

††	Includes Cash Equivalents of 2.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

66 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC: British Pound 10/24/13	20,200,000	$32,691,072	$(1,247,550)

HSBC Securities (USA), Inc.: British Pound 10/31/13	17,090,000	27,656,244	(662,845)

JPMorgan Chase & Co.: British Pound 10/10/13	11,127,000	18,009,934	(768,858)

RBC Capital Markets Corp.: British Pound 11/7/13	17,200,000	27,833,107	(55,967)

Total		$106,190,357	$(2,735,220)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 67

Janus Research Fund (unaudited)

Fund Snapshot We are bottom-up, fundamental investors. We believe a deep, independent research process and high conviction investing will deliver exceptional results.	Team Based Approach Led by Jim Goff Director of Research

Performance Overview

We are pleased with Janus Research Fund’s Class T Shares 23.06% absolute and relative return for the 12-month period ended September 30, 2013. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 19.27%, while its secondary benchmark, the S&P 500 Index, returned 19.34%.

Director of Research Comments on Environment

In economic and investment terms, I believe that the fundamentals of the U.S. economy are among the best in the world. As always, there are plenty of things to be concerned about, but the list is narrowing. The American system is strong enough to recover despite the dysfunction in Washington and the uncertainty it generates. I believe the U.S. economy will continue to grow, most likely at an accelerating pace.

Some positives include:

•	Consumer net worth has rebounded because of higher home and stock prices, bolstering consumer confidence

•	Corporate profits, which drive stocks, are high and rising

•	Corporate profit margins are high, but sustainable

•	Corporate cash is extremely high and capital spending is set to rebound

•	Employment is improving

•	Inflation is low

As we have discussed previously, the upturn in housing in the U.S. is generating positive ripples through the economy. The energy renaissance means that our long-held goal of greater self-reliance in energy is coming. The energy industry is driving direct increases in employment, a lower trade deficit, higher federal and state tax revenues and investment and job growth in adjacent industries, especially chemicals and manufacturing. Energy is driving widespread benefits in the U.S. economy that will only increase over time. OPEC is starting to worry and manufacturing jobs are being in-sourced from China.

From a government level, health care inflation is hitting a multidecade low, and the federal government deficit is declining rapidly. Federal tax revenues are rising significantly and spending has been flat for years. The U.S. financial system and government is in the best shape it has been in years – and the government piece is hard for me to acknowledge. A lot of slack remains in the system. Employment needs to improve, but the good news is that we do not have bubbles in the system that are going to burst and derail this recovery. The economy can grow with low inflation.

One of the key things I see is that, for the first time in many years, we are largely seeing a synchronized global economic upturn. The U.S. has been growing moderately for a couple of years now, but the question marks are going away. Prime Minister Shinzo Abe was not on the radar screen a year ago and he has clearly brought change to Japan, and that economy is decisively turning up. Europe, one of the biggest question marks a year ago, may have bottomed and is showing some growth. China, another uncertain area and facing what most thought was a hard landing, is clearly improving. Brazil and India continue to do poorly, but will most likely follow China up over time. This synchronized global upturn is good for earnings and stock markets generally as investors start to worry less about the system, less about risk and more about reward.

A year or two ago, pundits were discussing how low-risk bonds had beaten the stock market over a 10-year period, which is unusual. Was the stock market dead? Commentators also suggested that buy and hold investing was dead. Investors should take a contrarian view to absolute statements such as these. Fast forward a year, a year in which bonds declined and stocks continued to appreciate. Staying disciplined and staying with stocks has paid off over different investment horizons.

Flows into equities have turned positive, but a multiyear look at the data suggests the rotation back from fixed income into equities has far to go. The “Great Rotation” is not great yet, but it will be. Despite the market upturn, I see the underlying tone of investors as still bearish. Countless articles have been written about the rise in price/earnings ratios for the market from 14 to 16. For the first time in years, the market actually has been driven in part by an expansion of valuations. It is like people forgot that was possible. I believe corporate earnings will

68 | SEPTEMBER 30, 2013

(unaudited)

continue to move higher and price/earnings ratios will continue to move higher, resulting in solid market gains.

Sector Views

In communications, recent acquisition interest among cable operators underscores our belief in the long-term value of fixed-line broadband capabilities. The video subscriber market in the U.S. and Europe is mature. But distributors are in the early stages of improving both user experience and rolling out the next generation of on-demand video services to be consumed in or out of the home. As bandwidth consumption continues to increase, mainly driven by video services, we believe the strength of the cable operators’ broadband network will give them an edge over satellite and telecommunication providers. These video services also benefit content owners by providing more opportunities for consumers to view content.

In the consumer sector, U.S. spending is shifting from small-ticket items like apparel purchases to more expensive, big-ticket items such as autos or major home-related purchases. This transition is good for the overall economy, as bigger purchases indicate the consumer is more confident about the security of their employment. The shift in spending is negative for mall-based retailers, however, and is one of the reasons many retailers experienced soft back-to-school sales this year. The gradual trend toward more online shopping also negatively impacted many retailers during the back-to-school season, because it decreased foot traffic in the malls.

Janus’ energy team notes horizontal drilling and hydraulic fracturing have already boosted U.S. oil production, but we believe production is still in the early stages of ramping up. Oil companies are moving from a phase of obtaining land and exploring for oil to one of efficient development. We expect production to ramp up even more as a number of pad-drilling projects reach completion. Pad drilling allows rig operators to house a number of horizontally drilled wells at the same location and is more efficient than moving a drilling rig to different wells across multiple sites.

Rising interest rates should benefit a number of companies in the financial sector. For banks, rising rates may cause a short-term headwind as mortgage origination slows. But that headwind is expected to be offset by the boost that rising short-term interest rates should have on net interest income. Meanwhile, potential regulatory changes for payments companies are on the horizon in both the U.S. and Europe. While some fear that these regulatory changes could also present significant earnings headwinds, we believe payments companies have shown a significant ability to adapt to regulatory change and will continue to earn reasonable revenues due to the considerable value they provide to merchants and consumers.

In health care, cheaper genetic sequencing costs and better technology platforms that aid genetic research have dramatically improved the time it takes to identify and develop new drug therapies. Several biotechnology companies are benefiting from these changes and are on the cusp of launching innovative therapies that address high, unmet medical needs. The transformative nature of these drugs should allow biotechnology companies to command better pricing. Select large pharmaceutical companies also have drugs with promising potential. However, we believe many of the large pharmaceutical companies will continue to experience slower revenue growth as new therapies are offset by declining revenues from older products, which face pricing pressure and increasing generic competition.

An uncharacteristically high amount of shareholder activism is taking place within the industrial sector. We think activist investors have been drawn to industrial companies after several industries within the sector were consolidated. Now that the competitive environments for those industries are more attractive, activists have more reason to step in and try to make changes at other poorly run companies. In the near term, we still expect slower growth for many U.S. industrial companies. The economy is growing at too slow a pace to encourage the level of corporate spending that would be necessary to boost many U.S. industrial companies. Our long-term view is more positive. Cheap natural gas has made the U.S. a low-cost producer for a number of downstream products created using natural gas.

The backdrop for many technology companies is improving modestly but not enough to spur strong revenue growth. Better economic clarity, particularly in Europe, has helped improve the IT spending environment, and we are starting to see companies embark on large IT projects that had been put off earlier in the year. We expect demand for semiconductors and other components in the tech hardware supply chain to also pick up, now that companies ordering from the supply chain have let their own inventories dwindle. The strongest demand will come from the automotive and medical industries, where new products have more technological content powered by semiconductors, and also from the communications sector, where a number of new products are poised to launch.

Janus Growth & Core Funds | 69

Janus Research Fund (unaudited)

Performance Discussion

Our holdings in technology, health care and the consumer sectors were the top relative contributors during the period. These more than offset the negative contributions from our holdings in industrials, energy and financials.

Within technology and for the Fund overall, electronics connector maker TE Connectivity was our top individual contributor. TE Connectivity reported better-than-expected results on improved margins and it raised its full-year guidance. The stock also benefited after another electronics connector manufacturer was acquired late in the period. We continue to appreciate TE Connectivity’s industry-leading position.

Twenty-First Century Fox, the film and TV company which was split off from the publishing operations of News Corp. in June, benefited performance after the company gave stronger-than-expected revenue and profit forecasts and announced a share buyback and dividend hike. We think there is high demand for Fox programming, which has helped the network grow at one of the fastest rates in the media space. In our view, Fox is one of a limited number of companies that has demonstrated an ability to repeatedly launch and market hit television content. We think the value of that content will increase going forward as it spreads internationally and new digital platforms offer expanded viewing opportunities.

In health care, biotechnology holding Gilead Sciences was our top contributor. Gilead benefited from greater market appreciation for the significant potential of its recently acquired compound for hepatitis C infection. We believe Gilead’s new regimens have the potential to cure over 90% of treated patients with a well-tolerated, all-oral therapy. Given that hepatitis C affects 170 million people worldwide, we think this launch could be one of the biggest in the history of the pharmaceutical industry.

Individually, Apple, the Fund’s largest holding at period end, was our most significant detractor. The computer and mobile device maker declined significantly early in the period, when higher costs for its iPhone 5 smartphone weighed on gross margins and its growth rate was slower than expectations. The market was skeptical the company could continue to grow sales and profits at the same time. Apple rebounded somewhat late in the period after an activist investor announced a stake in the company. The stock also benefited from anticipation of the company’s new iPhone offerings, the 5S and 5C models. Apple subsequently announced significant sales for the new models, and management uncharacteristically said its earnings would be at the high end of its guidance. The new models were Apple’s first to expand its popular iPhone with three offerings now, including its legacy iPhone serving as a powerful device for the lower-price market. Longer term, we believe Apple continues to have a strong opportunity to grow its ecosystem with its 600 million customer base.

While our consumer holdings overall contributed, teen retailer American Eagle Outfitters and discount chain Family Dollar Stores were among our top individual detractors. American Eagle suffered from a reduced outlook that cited weaker-than-expected sales and margins. We exited our position due to weakness in its core teen staples business (denim, fleece, sweaters, etc.) and lack of visibility on management’s ability to lead a turnaround. We also sold our position in Family Dollar Stores, which reported worse-than-expected results, based on our reduced expectations for low-end consumer spending resulting from higher payroll taxes.

Thank you for your investment in Janus Research Fund.

70 | SEPTEMBER 30, 2013

(unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

TE Connectivity, Ltd. (U.S. Shares)	1.02%
Twenty-First Century Fox, Inc. – Class A	0.78%
Gilead Sciences, Inc.	0.76%
priceline.com, Inc.	0.69%
Celgene Corp.	0.68%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–1.71%
American Eagle Outfitters, Inc.	–0.20%
Family Dollar Stores, Inc.	–0.14%
VMware, Inc. – Class A	–0.11%
Microsoft Corp.	–0.06%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	3.70%	22.18%	22.41%
Health Care	1.42%	12.67%	12.86%
Consumer	0.41%	22.22%	22.54%
Communications	0.09%	13.55%	13.61%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	–0.26%	5.24%	4.47%
Industrials	–0.18%	17.50%	17.68%
Financials	–0.18%	6.33%	6.43%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Growth & Core Funds | 71

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Apple, Inc. Computers	3.9%
Google, Inc. – Class A Web Portals/Internet Service Providers	3.4%
Colgate-Palmolive Co. Cosmetics and Toiletries	1.9%
Oracle Corp. Enterprise Software/Services	1.8%
Costco Wholesale Corp. Retail – Discount	1.7%

12.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

72 | SEPTEMBER 30, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	22.86%	11.82%	8.81%	10.51%	1.09%
MOP	15.80%	10.50%	8.16%	10.19%

Janus Research Fund – Class C Shares
NAV	21.94%	11.39%	8.05%	9.75%	1.83%
CDSC	20.94%	11.39%	8.05%	9.75%

Janus Research Fund – Class D Shares(1)	23.16%	11.90%	9.03%	10.75%	0.87%

Janus Research Fund – Class I Shares	23.28%	11.83%	9.00%	10.74%	0.78%

Janus Research Fund – Class N Shares	23.37%	11.83%	9.00%	10.74%	0.69%

Janus Research Fund – Class S Shares	22.77%	11.70%	8.64%	10.36%	1.20%

Janus Research Fund – Class T Shares	23.06%	11.83%	9.00%	10.74%	0.96%

Russell 1000® Growth Index	19.27%	12.07%	7.82%	8.18%

S&P 500® Index	19.34%	10.02%	7.57%	8.88%

Morningstar Quartile – Class T Shares	1st	2nd	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	430/1,746	417/1,554	245/1,332	48/570

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 73

Janus Research Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

74 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,108.30	$4.81	$1,000.00	$1,020.51	$4.61	0.91%

Class C Shares	$1,000.00	$1,103.90	$9.02	$1,000.00	$1,016.50	$8.64	1.71%

Class D Shares	$1,000.00	$1,109.40	$3.81	$1,000.00	$1,021.46	$3.65	0.72%

Class I Shares	$1,000.00	$1,110.10	$3.23	$1,000.00	$1,022.01	$3.09	0.61%

Class N Shares	$1,000.00	$1,110.40	$2.91	$1,000.00	$1,022.31	$2.79	0.55%

Class S Shares	$1,000.00	$1,107.80	$5.55	$1,000.00	$1,019.80	$5.32	1.05%

Class T Shares	$1,000.00	$1,109.10	$4.23	$1,000.00	$1,021.06	$4.05	0.80%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 75

Janus Research Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 98.7%
Agricultural Chemicals – 1.5%
545,310	Monsanto Co.	$56,914,005
Airlines – 0.9%
1,096,488	United Continental Holdings, Inc.*	33,673,146
Applications Software – 1.1%
606,028	Intuit, Inc.	40,185,717
Athletic Footwear – 1.1%
582,160	NIKE, Inc. – Class B	42,288,102
Automotive – Cars and Light Trucks – 0.9%
2,036,833	Ford Motor Co.	34,361,373
Beverages – Non-Alcoholic – 0.7%
367,583	Monster Beverage Corp.*	19,206,212
67,518	PepsiCo, Inc.	5,367,681
		24,573,893
Beverages – Wine and Spirits – 1.1%
586,693	Brown-Forman Corp. – Class B	39,971,394
Cable/Satellite Television – 2.3%
1,134,148	Comcast Corp. – Class A	51,206,782
318,261	Time Warner Cable, Inc.	35,517,928
		86,724,710
Casino Hotels – 0.7%
1,257,386	MGM Resorts International*	25,700,970
Cellular Telecommunications – 0.8%
1,194,824	T-Mobile U.S., Inc.	31,029,579
Chemicals – Diversified – 1.2%
586,704	LyondellBasell Industries N.V. – Class A	42,964,334
Commercial Services – Finance – 1.4%
77,738	MasterCard, Inc. – Class A	52,300,572
Computer Aided Design – 0.8%
338,549	ANSYS, Inc.*	29,291,259
Computers – 3.9%
306,379	Apple, Inc.**	146,066,188
Computers – Integrated Systems – 0.6%
369,406	Teradata Corp.*	20,479,869
Consumer Products – Miscellaneous – 1.3%
523,150	Kimberly-Clark Corp.	49,291,193
Containers – Metal and Glass – 1.2%
1,018,191	Crown Holdings, Inc.*	43,049,115
Cosmetics and Toiletries – 1.9%
1,190,509	Colgate-Palmolive Co.	70,597,184
Distribution/Wholesale – 0.8%
596,029	Fastenal Co.	29,950,457
Diversified Banking Institutions – 0.5%
325,047	JPMorgan Chase & Co.	16,801,679
Diversified Operations – 3.1%
422,858	Colfax Corp.*	23,887,249
697,994	Danaher Corp.	48,384,944
491,886	Dover Corp.	44,186,119
		116,458,312
E-Commerce/Products – 2.3%
124,498	Amazon.com, Inc.*	38,923,055
838,211	eBay, Inc.*	46,763,791
		85,686,846
E-Commerce/Services – 1.0%
37,999	priceline.com, Inc.*	38,415,089
Electric – Transmission – 0.4%
430,906	Brookfield Infrastructure Partners L.P.	16,383,046
Electronic Components – Miscellaneous – 1.6%
1,142,650	TE Connectivity, Ltd. (U.S. Shares)	59,166,417
Electronic Components – Semiconductors – 1.7%
805,291	International Rectifier Corp.*	19,947,058
1,849,210	ON Semiconductor Corp.*	13,499,233
605,414	Xilinx, Inc.	28,369,700
		61,815,991
Electronic Connectors – 1.0%
496,462	Amphenol Corp. – Class A	38,416,230
Electronic Design Automation – 0.5%
1,250,817	Cadence Design Systems, Inc.*	16,886,030
Electronic Measuring Instruments – 0.7%
791,244	National Instruments Corp.	24,473,177
Electronic Security Devices – 0.7%
781,934	Tyco International, Ltd. (U.S. Shares)	27,352,051
Enterprise Software/Services – 2.4%
579,298	Informatica Corp.*	22,575,243
2,006,941	Oracle Corp.	66,570,233
		89,145,476
Finance – Credit Card – 1.9%
300,386	American Express Co.	22,685,151
249,637	Visa, Inc. – Class A	47,705,630
		70,390,781
Finance – Investment Bankers/Brokers – 0.4%
433,171	LPL Financial Holdings, Inc.	16,594,781
Food – Confectionary – 1.6%
655,372	Hershey Co.	60,621,910
Food – Miscellaneous/Diversified – 1.0%
559,849	McCormick & Co., Inc.	36,222,230
Food – Retail – 1.1%
712,893	Whole Foods Market, Inc.	41,704,241
Hotels and Motels – 0.9%
817,436	Marriott International, Inc. – Class A	34,381,358
Instruments – Controls – 1.2%
1,169,117	Sensata Technologies Holding N.V.*	44,742,108
Investment Management and Advisory Services – 0.9%
720,467	Blackstone Group L.P.	17,932,423
228,146	T. Rowe Price Group, Inc.	16,410,542
		34,342,965
Machinery – General Industrial – 0.6%
155,079	Roper Industries, Inc.	20,605,347
Medical – Biomedical and Genetic – 3.7%
263,042	Alexion Pharmaceuticals, Inc.*	30,554,959
264,253	Celgene Corp.*	40,676,464

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

76 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares		Value

Medical – Biomedical and Genetic – (continued)
739,914	Gilead Sciences, Inc.*	$46,496,196
589,037	NPS Pharmaceuticals, Inc.*	18,737,267
		136,464,886
Medical – Drugs – 4.2%
720,633	Abbott Laboratories	23,917,809
621,386	AbbVie, Inc.	27,794,596
226,914	Allergan, Inc.	20,524,371
259,515	Jazz Pharmaceuticals PLC*	23,867,595
387,954	Medivation, Inc.*	23,253,963
1,102,300	Zoetis, Inc.	34,303,576
		153,661,910
Medical – Generic Drugs – 0.7%
171,677	Actavis, Inc.	24,721,488
Medical – HMO – 0.8%
448,707	Aetna, Inc.	28,726,222
Medical Information Systems – 0.4%
135,243	athenahealth, Inc.*	14,681,980
Medical Products – 0.6%
280,359	Varian Medical Systems, Inc.*	20,951,228
Metal Processors and Fabricators – 1.5%
237,195	Precision Castparts Corp.	53,900,192
Multimedia – 2.9%
1,888,725	Twenty-First Century Fox, Inc. – Class A	63,272,287
686,110	Walt Disney Co.	44,247,234
		107,519,521
Networking Products – 1.3%
1,983,033	Cisco Systems, Inc.	46,442,633
Oil – Field Services – 0.3%
65,771	Core Laboratories N.V.	11,129,111
Oil and Gas Drilling – 0.5%
263,402	Helmerich & Payne, Inc.	18,161,568
Oil Companies – Exploration and Production – 2.0%
109,907	Anadarko Petroleum Corp.	10,220,252
477,866	Cobalt International Energy, Inc.*	11,879,749
159,744	EOG Resources, Inc.	27,041,464
376,429	Noble Energy, Inc.	25,224,507
		74,365,972
Oil Companies – Integrated – 0.3%
166,418	Phillips 66	9,622,289
Oil Field Machinery and Equipment – 0.6%
293,993	National Oilwell Varco, Inc.	22,963,793
Oil Refining and Marketing – 0.5%
515,296	Valero Energy Corp.	17,597,358
Pharmacy Services – 2.2%
766,905	Express Scripts Holding Co.*	47,379,391
591,302	Omnicare, Inc.	32,817,261
		80,196,652
Pipelines – 0.6%
362,196	Enterprise Products Partners L.P.	22,108,444
Real Estate Management/Services – 0.5%
199,370	Jones Lang LaSalle, Inc.	17,405,001
REIT – Diversified – 1.3%
528,133	American Tower Corp.	39,150,499
730,963	Lexington Realty Trust	8,208,715
		47,359,214
REIT – Health Care – 0.3%
179,250	Ventas, Inc.	11,023,875
REIT – Regional Malls – 0.4%
101,090	Simon Property Group, Inc.	14,984,571
Resorts and Theme Parks – 0.2%
234,190	Six Flags Entertainment Corp.	7,913,280
Retail – Apparel and Shoe – 1.0%
624,557	L Brands, Inc.	38,160,433
Retail – Auto Parts – 1.1%
94,925	AutoZone, Inc.*	40,127,645
Retail – Discount – 1.7%
554,316	Costco Wholesale Corp.	63,812,858
Retail – Gardening Products – 0.7%
401,408	Tractor Supply Co.	26,962,575
Retail – Jewelry – 0.5%
233,807	Tiffany & Co.	17,914,292
Retail – Major Department Stores – 1.5%
206,108	Nordstrom, Inc.	11,583,270
753,170	TJX Cos., Inc.	42,471,256
		54,054,526
Retail – Pet Food and Supplies – 0.7%
325,589	PetSmart, Inc.	24,829,417
Retail – Restaurants – 1.5%
236,478	Dunkin’ Brands Group, Inc.	10,702,994
565,082	Starbucks Corp.	43,494,362
		54,197,356
Semiconductor Components/Integrated Circuits – 0.8%
3,910,250	Atmel Corp.*	29,092,260
Semiconductor Equipment – 0.4%
249,356	KLA-Tencor Corp.	15,173,313
Software Tools – 0.6%
298,048	VMware, Inc. – Class A*	24,112,083
Super-Regional Banks – 0.4%
458,509	U.S. Bancorp	16,772,259
Telecommunication Services – 0.9%
926,941	Amdocs, Ltd. (U.S. Shares)	33,963,118
Television – 1.0%
668,370	CBS Corp. – Class B	36,867,289
Tobacco – 1.1%
470,137	Philip Morris International, Inc.	40,709,163
Toys – 0.9%
816,667	Mattel, Inc.	34,185,681
Transactional Software – 0.6%
429,326	Solera Holdings, Inc.	22,698,466
Transportation – Railroad – 1.9%
162,523	Kansas City Southern	17,773,515
335,108	Union Pacific Corp.	52,055,677
		69,829,192

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 77

Janus Research Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Transportation – Services – 1.2%
374,567	FedEx Corp.	$42,741,840
Web Portals/Internet Service Providers – 3.4%
145,234	Google, Inc. – Class A*	127,211,913
Wireless Equipment – 1.3%
788,786	Motorola Solutions, Inc.	46,838,113

Total Common Stock (cost $2,655,492,547)		3,652,174,105

Money Market – 1.3%
46,326,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $46,326,000)	46,326,000

Total Investments (total cost $2,701,818,547) – 100.0%		3,698,500,105

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		535,144

Net Assets – 100%		$3,699,035,249

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$3,698,500,105	100.0%

Total	$3,698,500,105	100.0%

††	Includes Cash Equivalents of 1.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

78 | SEPTEMBER 30, 2013

Janus Triton Fund (unaudited)

Fund Snapshot
We believe a fundamentally driven investment process focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. Identifying small-cap companies with the ability to hold our positions as they potentially grow into the mid-cap space allows us the flexibility to capture a longer growth period in a company’s life cycle.
Jonathan Coleman portfolio manager

Performance Overview

For the 12-month period ended September 30, 2013, Janus Triton Fund’s Class T Shares returned 30.66%. Meanwhile, the Fund’s primary benchmark, the Russell 2500 Growth Index, returned 31.95%. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 33.07%.

Portfolio Manager Change

During the period, Jonathan Coleman, CFA, was appointed portfolio manager of the Janus Triton Fund. He replaces Chad Meade and Brian Schaub, CFA, who left the firm. Coleman, who was also appointed as co-portfolio manager of Janus Venture Fund, has extensive experience with small- and mid-cap asset classes. He managed the Janus Enterprise Fund, which invests in mid-cap stocks, from February 2002 through October 2007. Prior to that, Coleman co-managed the Janus Venture Fund and related small-cap strategies from February 1997 to December 2000. Coleman joined Janus as an analyst in 1994, focused on small-cap companies.

Investment Environment

Global markets enjoyed a significant rally over the last 12 months, stoked by a number of indicators that the global economy, while still growing slowly, has improved. An improving U.S. employment picture, a strengthening housing market, and other data points indicating the U.S. economy was improving helped lift stocks at the beginning of 2013. Later in the year, better-than-expected economic data from China and Europe improved market sentiment. While markets experienced a substantial climb, there were also periods of volatility late in 2012, due to fears the U.S. would go over the fiscal cliff, and again in the second and third quarters of 2013 as investors feared the Federal Reserve (Fed) might taper its quantitative easing program.

Overall this was a positive environment for small-cap equities, but it significantly benefited many companies with a lower return on equity and a lower return on invested capital. These companies are often more dependent on an improving economy for growth.

Performance Discussion

As part of our investment process, we focus on identifying companies with high-quality business models and predictable, growing revenue streams. These companies often have a small share of large or growing addressable markets, with sustainable competitive advantages such as high barriers to entry in their respective industry, and a differentiated product or service that gives them pricing power that should help the company grow in a variety of market and economic environments. Given our emphasis on predictability and stability, we expect our Fund to outperform the index in weak or uncertain economic environments. During sharp market rallies like the one experienced this year, we expect performance to be more in line with the benchmark or even to trail it, as sharp moves up in the market over short time periods tend to favor the types of companies we avoid. Given the strong climb by the index, our relative performance was in line with our expectations.

Stock selection in the industrial sector was the largest detractor from relative performance. Our returns within the sector were up nearly 30%, but still trailed the benchmark. While pleased with our absolute returns within the sector, some of our holdings that were exposed to economically sensitive end markets had flat or negative returns during the period, causing us to trail the benchmark. GrafTech International was a significant detractor from the Fund’s performance. GrafTech produces graphite electrodes, which go into the electric arc furnaces used for steel production. Destocking among steel producers has weighed on the stock this year. Our long-term view of the company remains unchanged, however. Electric arc furnaces are a more environmentally friendly way to make steel than blast furnaces, but still have a low penetration rate outside the U.S. We think GrafTech’s global footprint gives the company an opportunity to serve this large

Janus Growth & Core Funds | 79

Janus Triton Fund (unaudited)

addressable market. We also think GrafTech has a competitive advantage in being the only vertically integrated graphite electrode producer.

Two health care companies, Volcano Corp. and Ironwood Pharmaceuticals, were also large detractors for the Fund this year. Volcano Corp. makes intravascular ultrasound and heart diagnostic tools. We believe the company is well positioned because its tools save costs in the system, often eliminating the need for retreatment of patients. However, the growth trajectory of some of Volcano’s products has been slower than expected. Volcano has also raised debt to fund future acquisitions, but the market has questioned the acquisition strategy, which has weighed on the stock. We continue to monitor the position closely as these issues play out at the company.

Ironwood’s main product, Linzess, treats pain and symptoms of chronic constipation and we believe it could be a multibillion dollar drug over time. However, the drug is targeted toward the primary care physician market. To reach this broad, fragmented market, the company has had to increase spending to raise awareness of the product. The increased spending raised concerns the company would have to raise more capital, and this negatively impacted the stock during the period. We still like the long-term potential of the drug, however.

While the aforementioned companies detracted from performance this year, many other companies in the portfolio put up impressive results, in our view. Our technology holdings, in particular, were large contributors to performance. A number of technology companies we own have more predictable or recurring revenue streams from diverse end markets outside the technology sector, and these companies were among our top-performing technology stocks for the year. Blackbaud, for example, serves the nonprofit industry, providing a range of software solutions designed to improve fundraising efforts and donor management. The company acquired a competitor, Convio, in 2012, and initially there was uncertainty over how the two companies would work together. The stock has risen now that the combined company has demonstrated an ability to retain both Convio’s clients and Blackbaud’s original clients. We think the company’s services create considerable value for nonprofits. Many nonprofits have been slow to integrate technology into the fundraising process, however, which means there is still a potentially large addressable market for Blackbaud to serve, in our view.

Euronet Worldwide was another top-performing technology stock, and also serves as an example of the diverse end markets many of our technology companies serve. Euronet owns the infrastructure that consumers in Europe use to make payments for their prepaid mobile phone service. We believe this business creates a steady revenue stream as customers continue to use the infrastructure to make payments to continue their phone service. The company also runs automatic teller machine (ATM) networks for banks in Europe and emerging markets. With banks under pressure to trim costs, we think it is an easy decision to use Euronet to run their ATM networks, as the company typically runs the networks better and cheaper than the banks. Finally, Euronet Worldwide also operates a money transfer business, which saw improved results for money transfers in the U.S.-Mexico corridor. The stock was up this period as all three business units performed well.

Outside the technology sector, HEICO was a top performer for the Fund during the year. We think HEICO demonstrates some of the characteristics we seek for the companies in our portfolio. The company is a supplier of aftermarket replacement aerospace components, which creates a more-recurring revenue stream than original equipment manufacturers in the industry who are dependent on more cyclical new airplane production. Their parts require Federal Aviation Administration (FAA) approval, which provides a barrier to entry, in our view. We also believe they provide value to their customers by providing non-original equipment manufacturer (OEM) parts that sell at a steep discount to OEM parts, but have identical performance characteristics.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

After a compressed period of high returns, valuations look stretched for a number of small-cap companies. Multiples have expanded for many stocks as earnings growth has not kept up with the rise in stock prices. While we are not predicting a broad sell-off, we do think the market has shown a propensity to overlook risk in recent months and we are more cautious about markets going forward. If equities are more volatile in the coming months, we believe high-quality small-cap companies may be more favored by the market.

We generally invest in companies we believe have strong competitive advantages and that are serving large and growing addressable markets or are expanding market share in their existing marketplaces. We think these companies offer the potential to grow in many market environments. However, we do own some companies that

80 | SEPTEMBER 30, 2013

(unaudited)

we think have attractive business models, but nevertheless serve cyclical end markets, and those companies have dragged on performance in recent months. Nevertheless, we believe that demand from the end markets these businesses serve has bottomed, and that valuations for these companies are attractive relative to improving demand.

Thank you for your continued investment in Janus Triton Fund.

Janus Growth & Core Funds | 81

Janus Triton Fund (unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Blackbaud, Inc.	1.19%
Euronet Worldwide, Inc.	1.08%
HEICO Corp. – Class A	1.08%
SS&C Technologies Holdings, Inc.	0.94%
Carter’s, Inc.	0.88%

5 Bottom Performers – Holdings

Contribution

Volcano Corp.	–0.32%
Ironwood Pharmaceuticals, Inc.	–0.22%
Impax Laboratories, Inc.	–0.18%
Higher One Holdings, Inc.	–0.13%
GrafTech International, Ltd.	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	3.16%	23.20%	20.42%
Financials	1.44%	6.83%	9.83%
Materials	1.35%	1.34%	7.05%
Telecommunication Services	0.17%	1.07%	1.39%
Utilities	0.10%	0.00%	0.59%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Other**	–2.44%	7.66%	0.00%
Industrials	–2.36%	23.94%	17.44%
Consumer Staples	–0.83%	0.56%	3.86%
Consumer Discretionary	–0.70%	13.03%	18.55%
Health Care	–0.09%	13.31%	16.06%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

82 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Carter’s, Inc. Apparel Manufacturers	2.3%
Blackbaud, Inc. Computer Software	2.2%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.1%
SS&C Technologies Holdings, Inc. Computer Software	2.1%
Wolverine World Wide, Inc. Footwear and Related Apparel	2.1%

10.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Growth & Core Funds | 83

Janus Triton Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013				per the January 28, 2013 prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	30.43%	17.39%	12.99%	1.13%
MOP	22.93%	16.00%	12.21%

Janus Triton Fund – Class C Shares
NAV	29.48%	16.64%	12.16%	1.93%
CDSC	28.48%	16.64%	12.16%

Janus Triton Fund – Class D Shares(1)	30.79%	17.62%	13.20%	0.84%

Janus Triton Fund – Class I Shares	30.91%	17.53%	13.16%	0.79%

Janus Triton Fund – Class N Shares	30.95%	17.53%	13.16%	0.70%

Janus Triton Fund – Class R Shares	30.02%	17.09%	12.59%	1.45%

Janus Triton Fund – Class S Shares	30.37%	17.27%	12.82%	1.20%

Janus Triton Fund – Class T Shares	30.66%	17.53%	13.16%	0.95%

Russell 2500tm Growth Index	31.95%	14.33%	9.20%

Russell 2000® Growth Index	33.07%	13.17%	8.65%

Morningstar Quartile – Class T Shares	3rd	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	373/720	34/657	13/579

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

84 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective May 13, 2013, Jonathan Coleman is Portfolio Manager of the Fund.

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Janus Growth & Core Funds | 85

Janus Triton Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,138.60	$5.90	$1,000.00	$1,019.55	$5.57	1.10%

Class C Shares	$1,000.00	$1,134.30	$9.74	$1,000.00	$1,015.94	$9.20	1.82%

Class D Shares	$1,000.00	$1,140.30	$4.45	$1,000.00	$1,020.91	$4.21	0.83%

Class I Shares	$1,000.00	$1,140.80	$4.03	$1,000.00	$1,021.31	$3.80	0.75%

Class N Shares	$1,000.00	$1,140.80	$3.65	$1,000.00	$1,021.66	$3.45	0.68%

Class R Shares	$1,000.00	$1,137.20	$7.66	$1,000.00	$1,017.90	$7.23	1.43%

Class S Shares	$1,000.00	$1,138.20	$6.33	$1,000.00	$1,019.15	$5.97	1.18%

Class T Shares	$1,000.00	$1,139.70	$4.99	$1,000.00	$1,020.41	$4.71	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

86 | SEPTEMBER 30, 2013

Janus Triton Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 96.0%
Aerospace and Defense – 1.1%
426,516	TransDigm Group, Inc.	$59,157,769
Aerospace and Defense – Equipment – 1.8%
2,025,351	HEICO Corp. – Class A£	101,551,099
Apparel Manufacturers – 4.3%
1,708,509	Carter’s, Inc.	129,658,748
1,410,474	Gildan Activewear, Inc.	65,502,412
6,485,288	Quiksilver, Inc.*	45,591,575
		240,752,735
Applications Software – 1.3%
3,150,248	RealPage, Inc.*	72,959,744
Auction House – Art Dealer – 0.7%
2,034,477	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	41,055,746
Audio and Video Products – 0.4%
1,209,858	DTS, Inc.*,£	25,407,018
Auto Repair Centers – 0.8%
1,017,841	Monro Muffler Brake, Inc.£	47,319,428
Building – Maintenance and Service – 0.4%
925,216	Rollins, Inc.	24,527,476
Chemicals – Specialty – 0.8%
963,743	Sensient Technologies Corp.	46,153,652
Commercial Banks – 1.5%
782,074	PacWest Bancorp	26,872,063
646,361	SVB Financial Group*	55,826,199
		82,698,262
Commercial Services – 0.9%
221,317	CoStar Group, Inc.*	37,159,124
533,040	HMS Holdings Corp.*	11,465,691
		48,624,815
Commercial Services – Finance – 1.2%
1,672,047	Euronet Worldwide, Inc.*,£	66,547,471
Computer Software – 4.3%
3,127,672	Blackbaud, Inc.£	122,104,315
3,154,748	SS&C Technologies Holdings, Inc.*	120,195,899
		242,300,214
Computers – Integrated Systems – 1.5%
1,590,458	Jack Henry & Associates, Inc.	82,083,537
Computers – Peripheral Equipment – 0.8%
462,134	Stratasys, Ltd.*	46,795,689
Consulting Services – 1.8%
570,936	Corporate Executive Board Co.	41,461,372
960,623	Gartner, Inc.*	57,637,380
		99,098,752
Consumer Products – Miscellaneous – 0.8%
428,744	SodaStream International, Ltd.*	26,749,338
194,838	Tupperware Brands Corp.	16,828,158
		43,577,496
Containers – Metal and Glass – 0.9%
1,255,254	Crown Holdings, Inc.*	53,072,139
Data Processing and Management – 1.5%
2,624,855	Broadridge Financial Solutions, Inc.	83,339,146
Decision Support Software – 1.0%
1,379,126	MSCI, Inc.*	55,523,613
Diagnostic Kits – 1.4%
404,790	IDEXX Laboratories, Inc.*	40,337,324
1,290,976	Quidel Corp.*	36,663,718
		77,001,042
Distribution/Wholesale – 1.1%
825,519	WESCO International, Inc.*	63,176,969
Diversified Operations – 0.8%
845,299	Colfax Corp.*	47,750,941
Electric Products – Miscellaneous – 1.4%
9,232,506	GrafTech International, Ltd.*,£	78,014,676
Electronic Components – Semiconductors – 0.7%
5,448,454	ON Semiconductor Corp.*	39,773,714
Electronic Design Automation – 1.3%
5,273,283	Cadence Design Systems, Inc.*	71,189,321
Electronic Measuring Instruments – 2.6%
899,535	Measurement Specialties, Inc.*,£	48,790,778
954,392	National Instruments Corp.	29,519,345
2,204,414	Trimble Navigation, Ltd.*	65,493,140
		143,803,263
Enterprise Software/Services – 2.7%
1,134,068	Advent Software, Inc.	36,006,659
523,677	Guidewire Software, Inc.	24,670,424
2,264,926	Informatica Corp.*	88,264,166
		148,941,249
Filtration and Separations Products – 1.4%
1,851,850	Polypore International, Inc.*,£	75,870,295
Finance – Investment Bankers/Brokers – 0.8%
1,226,968	LPL Financial Holdings, Inc.	47,005,144
Finance – Other Services – 1.0%
905,245	MarketAxess Holdings, Inc.	54,350,910
Food – Dairy Products – 0.3%
834,752	WhiteWave Foods Co. – Class A	16,669,997
Footwear and Related Apparel – 2.6%
406,251	Deckers Outdoor Corp.*	26,780,066
2,003,629	Wolverine World Wide, Inc.	116,671,317
		143,451,383
Hazardous Waste Disposal – 1.4%
1,318,998	Clean Harbors, Inc.*	77,372,423
Industrial Automation and Robotics – 0.9%
717,010	Nordson Corp.	52,793,446
Instruments – Controls – 2.7%
141,998	Mettler-Toledo International, Inc.*	34,092,300
3,048,451	Sensata Technologies Holding N.V.*	116,664,220
		150,756,520
Internet Content – Entertainment – 0.1%
52,295	Shutterstock, Inc.	3,802,892
Investment Management and Advisory Services – 1.7%
1,290,022	Eaton Vance Corp.	50,091,554
751,124	Financial Engines, Inc.	44,646,811
		94,738,365
Machine Tools and Related Products – 1.6%
1,975,884	Kennametal, Inc.	90,100,310

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 87

Janus Triton Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Machinery – General Industrial – 2.7%
957,940	Tennant Co.£	$59,392,280
1,475,722	Wabtec Corp.	92,778,642
		152,170,922
Medical – Biomedical and Genetic – 1.9%
782,212	Ariad Pharmaceuticals, Inc.*	14,392,701
1,230,153	Incyte Corp., Ltd.*	46,930,337
1,507,350	NPS Pharmaceuticals, Inc.*	47,948,803
		109,271,841
Medical – Drugs – 3.2%
1,114,204	Alkermes PLC*	37,459,538
1,199,136	Endo Health Solutions, Inc.*	54,488,740
2,488,696	Ironwood Pharmaceuticals, Inc.*	29,491,048
641,618	Medivation, Inc.*	38,458,583
1,815,643	Swedish Orphan Biovitrum A.B.*	18,088,879
		177,986,788
Medical – Outpatient and Home Medical Care – 0.3%
470,098	Premier, Inc. – Class A	14,902,107
Medical Information Systems – 1.0%
498,978	athenahealth, Inc.*	54,169,052
Medical Instruments – 2.4%
3,200,987	Endologix, Inc.*,£	51,631,920
637,642	Techne Corp.	51,049,619
1,346,520	Volcano Corp.*	32,208,758
		134,890,297
Medical Products – 0.9%
678,549	Varian Medical Systems, Inc.*	50,707,967
Oil – Field Services – 2.4%
375,455	Core Laboratories N.V.	63,530,741
1,772,301	PAA Natural Gas Storage L.P.	41,276,890
374,647	Targa Resources Corp.	27,334,245
		132,141,876
Oil Field Machinery and Equipment – 3.3%
1,943,001	Dresser-Rand Group, Inc.*	121,243,262
575,842	Dril-Quip, Inc.*	66,077,870
		187,321,132
Patient Monitoring Equipment – 1.1%
2,224,521	Masimo Corp.	59,261,239
Pipelines – 0.9%
1,061,467	DCP Midstream Partners L.P.	52,712,451
Printing – Commercial – 1.1%
1,134,013	VistaPrint N.V. (U.S. Shares)*	64,094,415
Real Estate Management/Services – 0.8%
510,444	Jones Lang LaSalle, Inc.	44,561,761
Recreational Vehicles – 1.7%
725,788	Polaris Industries, Inc.	93,757,294
Resorts and Theme Parks – 0.3%
467,400	Six Flags Entertainment Corp.	15,793,446
Retail – Catalog Shopping – 1.1%
783,989	MSC Industrial Direct Co., Inc. – Class A	63,777,505
Retail – Convenience Stores – 0.6%
473,627	Casey’s General Stores, Inc.	34,811,585
Retail – Miscellaneous/Diversified – 1.4%
3,051,459	Sally Beauty Holdings, Inc.*	79,826,167
Retail – Perfume and Cosmetics – 0.9%
434,852	Ulta Salon, Cosmetics & Fragrance, Inc.	51,947,420
Retail – Petroleum Products – 0.5%
688,343	World Fuel Services Corp.	25,682,077
Retail – Restaurants – 0.7%
651,577	Dunkin’ Brands Group, Inc.	29,490,375
1,389,690	Wendy’s Co.	11,784,571
		41,274,946
Retail – Sporting Goods – 1.4%
1,371,373	Hibbett Sports, Inc.*,£	77,002,594
Semiconductor Components/Integrated Circuits – 1.1%
8,623,684	Atmel Corp.*	64,160,209
Steel – Producers – 0.9%
691,486	Reliance Steel & Aluminum Co.	50,665,179
Theaters – 1.3%
3,887,562	National CineMedia, Inc.£	73,319,419
Therapeutics – 1.8%
310,094	BioMarin Pharmaceutical, Inc.*	22,394,989
320,936	Pharmacyclics, Inc.*	44,423,961
541,110	Synageva BioPharma Corp.*	34,257,674
		101,076,624
Transactional Software – 1.1%
1,206,874	Solera Holdings, Inc.	63,807,428
Transportation – Railroad – 0.7%
407,431	Genesee & Wyoming, Inc. – Class A*	37,878,860
Transportation – Services – 1.2%
1,489,363	Expeditors International of Washington, Inc.	65,621,334
Transportation – Truck – 1.9%
1,143,464	Landstar System, Inc.	64,011,115
917,289	Old Dominion Freight Line, Inc.*	42,186,121
		106,197,236
Virtual Reality Products – 0.2%
1,294,686	RealD, Inc.*,£	9,062,802
Wireless Equipment – 0.9%
631,915	SBA Communications Corp. – Class A*	50,843,881

Total Common Stock (cost $4,061,525,939)		5,379,806,515

Money Market – 4.2%
236,294,499	Janus Cash Liquidity Fund LLC, 0%£ (cost $236,294,499)	236,294,499

Total Investments (total cost $4,297,820,438) – 100.2%		5,616,101,014

Liabilities, net of Cash, Receivables and Other Assets**– (0.2)%		(13,299,101)

Net Assets – 100%		$5,602,801,913

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

88 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$106,558,158	1.9%
Israel	26,749,338	0.5%
Sweden	18,088,879	0.3%
United States††	5,464,704,639	97.3%

Total	$5,616,101,014	100.0%

††	Includes Cash Equivalents of 4.2%.

Total Return Swaps outstanding at September 30, 2013

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation

JPMorgan Chase Bank	$77,881,966	1 month USD LIBOR plus 5 basis points	Russell 2500 GrowthTM Index	11/21/13	$807,662

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 89

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
We believe that investing with conviction in our most compelling large-capitalization growth ideas will allow us to outperform our index and peer group over time. We use in-depth fundamental research to identify dominant growth companies that not only have strong global growth opportunities, but have the potential to grow over a multiyear period. Investing with conviction allows us to capitalize on our best ideas, making them big enough to matter and to focus on long-term value drivers, while avoiding short-term noise.
Marc Pinto portfolio manager

Performance Overview

For the 12-month period ended September 30, 2013, Janus Twenty Fund’s Class T Shares returned 19.35% versus a return of 19.27% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 19.34% over the same period.

Portfolio Manager Change

During the period, Marc Pinto, CFA, a 19-year veteran of Janus’ equity investment team, was named portfolio manager of Janus Twenty Fund, replacing Ron Sachs, who left the firm. Pinto will maintain his role as co-portfolio manager of Janus Balanced Fund and portfolio manager of Janus Growth and Income Fund. He is also portfolio manager of the Janus Opportunistic Growth strategy and the concentrated Janus Large Cap Growth strategy. His background managing those funds and portfolios has given Pinto extensive experience working with the Janus research team.

Strategy Overview

We implemented a few minor changes to how the Fund is constructed. We continued to take large position sizes in stocks that represent the highest-conviction ideas of our analysts, which we believe creates a meaningful opportunity to generate outperformance. We ensured the Fund encapsulates compelling ideas from analysts in every sector. We also set the maximum position size to 7% of the entire Fund. We feel constructing the Fund with these limits in mind gives all the stocks in the Fund a more meaningful opportunity to contribute to performance.

Market Environment

U.S. stocks performed strongly early in 2013 following a near-term resolution to the fiscal cliff, while a muted market response to sequestration (automatic budget cuts) enabled investors to focus on positive signs on the U.S. economy. Stocks rallied again after Federal Reserve (Fed) Chairman Ben Bernanke, whose comments on the central bank’s potential tapering of its quantitative easing program this year sparked a sell-off in the second quarter of 2013, reassured investors in July the Fed would remain accommodative until economic conditions improve. The central bank subsequently surprised markets in mid-September when it decided to maintain its bond purchases rather than do a modest reduction, as many expected. Economic data were mixed with employment gains weak, manufacturing data modestly better and retail sales only average. Nevertheless, the U.S. economy looked better relative to Europe, where structural issues will prevent growth near term, and emerging markets such as Brazil and India, which are facing challenges that will take time to resolve.

Performance Discussion

The Fund’s outperformance was led by our holdings in consumer discretionary, health care and financials, which more than offset the negative effects of our information technology, industrial and energy holdings.

In health care and for the Fund overall, biotechnology holding Celgene Corp. was our top individual contributor. The stock rose due to continued strong financial results and the announcement of positive data for a pivotal trial for Celgene’s key cancer drug, Revlimid, which demonstrated improved progression free survival as an initial treatment for multiple myeloma. In addition, Celgene received Food and Drug Administration (FDA) approval for Abraxane as a first-line treatment for patients with metastatic pancreatic cancer. Besides Abraxane, other new drugs that could become meaningful profit contributors include Apremilast, an oral drug to treat psoriatic arthritis and psoriasis, and Pomalyst for refractory multiple myeloma. We think incremental profits from these drugs could help reduce Celgene’s perception as a one-product company (Revlimid) and perhaps warrant it a higher valuation.

90 | SEPTEMBER 30, 2013

(unaudited)(closed to new investors)

Within consumer discretionary, Twenty-First Century Fox was a key contributor. The film and TV company, which was split off from the publishing operations of News Corp. in June, benefited performance after the company gave stronger-than-expected revenue and profit forecasts and announced a share buyback and dividend hike. Our position was the Fund’s largest at period end. We think there is high demand for Fox programming, which has helped the network grow at one of the fastest rates in the media space. In our view, Fox is one of a limited number of companies that has demonstrated an ability to repeatedly launch and market hit television content. We think the value of that content will increase going forward as it spreads internationally and new digital platforms offer expanded viewing opportunities.

MGM Resorts International, another important contributor, reported better-than-expected quarterly results from both its Las Vegas and Macau, China casinos. A recovery in Las Vegas’ convention business was particularly noteworthy, while Macau continued its strong growth. We appreciate the company’s efforts to better manage its balance sheet by reducing debt as well as improving demand metrics at its casinos.

Apple weighed the most on performance. The stock declined early in the period due to investor uncertainty over its product launches and the increasingly competitive smartphone environment for its iPhone from Samsung and others, which offer lower-priced options. Later, the mobile device and computer maker’s shares rebounded somewhat following news that an activist investor had taken a position in the stock and reports of good sales for its latest iPhones, which were released in September. We continue to appreciate Apple’s loyal customer base of high-end consumers, who tend to return to the Apple brand anytime they buy new electronic devices, or upgrade existing products. We also like the company’s decision to become more aggressive in returning cash to shareholders.

Canadian mining company Turquoise Hill Resources, which has a majority ownership in a Mongolian copper mine, also detracted from performance. Rio Tinto, a 51% owner of Turquoise Hill, said it was delaying work on an underground expansion of the Oyu Tolgoi copper mine, pending financing approval by Mongolia’s government. Turquoise Hill owns 66% of the mine and the government owns the remainder. We exited the position as part of the transition to the current portfolio manager.

EMC, a provider of information infrastructure and virtual infrastructure technologies, also weighed on performance. EMC was among technology companies negatively impacted by reduced enterprise technology spending globally. This holding was also sold as part of the portfolio manager transition.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We are monitoring data such as nonfarm payrolls, corporate earnings, consumer confidence and home prices, but continue to anticipate steady, although not robust, economic growth. We are also watching who will become the next Fed chair after Bernanke completes his second term in January. Provided Janet Yellen, the expected, noncontroversial Fed chair nominee, is confirmed and there is modest economic growth, our market outlook remains positive for equities.

In terms of positioning, our largest overweights continue to be in health care and consumer discretionary. Our health care holdings are driven by two themes: companies with differentiating therapies for serious illnesses and those that can help the health care system contain costs and thrive as the Affordable Care Act is implemented in the U.S. We emphasize the consumer discretionary sector based on strong spending patterns in the U.S. and globally as well as growth in subsectors such as media, where companies are monetizing hit content. We remain underweight in consumer staples and industrials primarily due to valuation concerns.

Thank you for your investment in Janus Twenty Fund.

Janus Growth & Core Funds | 91

Janus Twenty Fund (unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	5.41%
Twenty-First Century Fox, Inc. – Class A	3.09%
MGM Resorts International	1.63%
TE Connectivity, Ltd. (U.S. Shares)	1.26%
Cie Financiere Richemont S.A.	1.16%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–4.67%
Turquoise Hill Resources, Ltd. (U.S. Shares)	–0.41%
EMC Corp.	–0.25%
OGX Petroleo e Gas Participacoes S.A.	–0.24%
Microsoft Corp.	–0.23%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	4.40%	21.94%	17.60%
Health Care	2.47%	17.69%	12.40%
Financials	0.77%	4.98%	4.89%
Consumer Staples	0.25%	3.43%	12.79%
Telecommunication Services	0.13%	3.08%	2.25%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–3.13%	31.09%	28.98%
Industrials	–1.56%	9.81%	12.54%
Energy	–1.13%	3.02%	4.26%
Other**	–0.71%	2.64%	0.00%
Materials	–0.58%	2.32%	4.07%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

92 | SEPTEMBER 30, 2013

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Twenty-First Century Fox, Inc. – Class A Multimedia	5.9%
Chevron Corp. Oil Companies – Integrated	5.3%
Celgene Corp. Medical – Biomedical and Genetic	5.2%
Microsoft Corp. Applications Software	4.2%
Express Scripts Holding Co. Pharmacy Services	4.0%

24.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Growth & Core Funds | 93

Janus Twenty Fund (unaudited)(closed to new investors)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	19.46%	9.80%	10.59%	11.98%	0.70%

Janus Twenty Fund – Class T Shares(1)	19.35%	9.71%	10.54%	11.97%	0.81%

Russell 1000® Growth Index	19.27%	12.07%	7.82%	10.23%

S&P 500® Index	19.34%	10.02%	7.57%	10.77%

Morningstar Quartile – Class T Shares	3rd	3rd	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	1,069/1,746	994/1,554	62/1,332	40/334

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

See important disclosures on the next page.

94 | SEPTEMBER 30, 2013

(unaudited)(closed to new investors)

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective May 13, 2013, Marc Pinto is Portfolio Manager of the Fund.

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Janus Growth & Core Funds | 95

Janus Twenty Fund (unaudited)(closed to new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class D Shares	$1,000.00	$1,137.80	$3.59	$1,000.00	$1,021.71	$3.40	0.67%

Class T Shares	$1,000.00	$1,137.40	$4.13	$1,000.00	$1,021.21	$3.90	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

96 | SEPTEMBER 30, 2013

Janus Twenty Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 98.1%
Aerospace and Defense – 2.9%
2,233,905	Boeing Co.	$262,483,837
Applications Software – 4.2%
11,544,644	Microsoft Corp.	384,552,092
Athletic Footwear – 3.2%
4,032,793	NIKE, Inc. – Class B	292,942,084
Beverages – Wine and Spirits – 2.1%
6,112,210	Diageo PLC	194,413,750
Casino Hotels – 3.8%
2,000,978	Las Vegas Sands Corp.	132,904,959
10,660,641	MGM Resorts International*	217,903,502
		350,808,461
Chemicals – Diversified – 3.9%
2,795,391	E.I. du Pont de Nemours & Co.	163,698,097
2,654,729	LyondellBasell Industries N.V. – Class A	194,405,805
		358,103,902
Commercial Services – Finance – 3.1%
425,236	MasterCard, Inc. – Class A	286,090,276
Computers – 2.9%
565,014	Apple, Inc.	269,370,424
Cosmetics and Toiletries – 2.5%
3,807,499	Colgate-Palmolive Co.	225,784,691
E-Commerce/Products – 2.5%
4,069,404	eBay, Inc.*	227,032,049
E-Commerce/Services – 3.8%
349,263	priceline.com, Inc.*	353,087,430
Electronic Components – Miscellaneous – 3.0%
5,367,184	TE Connectivity, Ltd. (U.S. Shares)	277,912,788
Electronic Components – Semiconductors – 1.2%
6,755,571	ARM Holdings PLC	107,821,441
Enterprise Software/Services – 1.4%
4,000,000	Oracle Corp.	132,680,000
Finance – Credit Card – 1.9%
2,325,645	American Express Co.	175,632,710
Food – Miscellaneous/Diversified – 1.3%
3,034,816	Unilever PLC	119,863,884
Investment Management and Advisory Services – 1.6%
5,971,729	Blackstone Group L.P.	148,636,335
Medical – Biomedical and Genetic – 9.6%
3,103,798	Celgene Corp.*	477,767,626
4,492,366	Gilead Sciences, Inc.*	282,300,280
1,663,281	Vertex Pharmaceuticals, Inc.*	126,109,965
		886,177,871
Medical – Drugs – 5.8%
6,523,286	AbbVie, Inc.	291,786,583
2,798,622	Johnson & Johnson	242,612,541
		534,399,124
Metal Processors and Fabricators – 2.1%
846,279	Precision Castparts Corp.	192,308,440
Multimedia – 5.9%
16,098,252	Twenty-First Century Fox, Inc. – Class A	539,291,442
Oil Companies – Integrated – 5.3%
4,047,389	Chevron Corp.	491,757,763
Pharmacy Services – 4.0%
5,877,943	Express Scripts Holding Co.*	363,139,319
Retail – Apparel and Shoe – 2.4%
3,637,121	L Brands, Inc.	222,228,093
Retail – Restaurants – 2.8%
3,292,320	Starbucks Corp.	253,409,870
Semiconductor Components/Integrated Circuits – 2.5%
3,473,002	QUALCOMM, Inc.	233,941,415
Software Tools – 1.7%
1,936,429	VMware, Inc. – Class A*	156,657,106
Super-Regional Banks – 1.6%
3,922,946	U.S. Bancorp	143,501,365
Television – 2.0%
3,340,165	CBS Corp. – Class B	184,243,501
Tobacco – 1.8%
1,891,918	Philip Morris International, Inc.	163,821,180
Transportation – Railroad – 1.4%
853,257	Union Pacific Corp.	132,544,942
Web Portals/Internet Service Providers – 3.9%
410,082	Google, Inc. – Class A*	359,194,925

Total Common Stock (cost $6,819,871,196)		9,023,832,510

Money Market – 1.9%
174,225,700	Janus Cash Liquidity Fund LLC, 0%£ (cost $174,225,700)	174,225,700

Total Investments (total cost $6,994,096,896) – 100.0%		9,198,058,210

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(3,306,845)

Net Assets – 100%		$9,194,751,365

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United Kingdom	$422,099,075	4.6%
United States††	8,775,959,135	95.4%

Total	$9,198,058,210	100.0%

††	Includes Cash Equivalents of 1.9%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 97

Janus Venture Fund (unaudited)

Fund Snapshot
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multiyear period.
Jonathan Coleman co-portfolio manager	Maneesh Modi co-portfolio manager

Performance Overview

For the 12-month period ended September 30, 2013, Janus Venture Fund’s Class T Shares returned 32.03%. The Fund’s primary and secondary benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned 33.07% and 30.06%, respectively, over the same period.

Portfolio Manager Change

During the period, Jonathan Coleman, CFA, and Maneesh Modi were named co-portfolio managers of the Janus Venture Fund. They replaced Chad Meade and Brian Schaub, who left the firm. Coleman, who was also appointed portfolio manager of the Janus Triton Fund, has extensive experience with small- and mid-cap asset classes. He joined Janus as a small-cap analyst in 1994 and co-managed Janus Venture Fund and related small-cap strategies from February 1997 until December 2000. Additionally, he managed Janus Enterprise Fund, which invests in mid-cap stocks, from February 2002 to October 2007. Modi has been with Janus since May 2008 as an analyst focused on small- and mid-cap stocks, primarily in the financial services and industrial sectors. Previously, he was a senior research analyst at Wasatch Advisors, where he also focused on small-cap companies.

Investment Environment

Global markets enjoyed a significant rally over the last 12 months, stoked by a number of indicators that the global economy, while still growing slowly, has improved. An improving U.S. employment picture, a strengthening housing market, and other data points indicating the U.S. economy was improving helped lift stocks at the beginning of 2013. Later in the year, better-than-expected economic data from China and Europe improved market sentiment. While markets experienced a substantial climb, there were also periods of volatility late in 2012, due to fears the U.S. would go over the fiscal cliff, and again in the second and third quarters of 2013 as investors feared the Federal Reserve (Fed) might taper its quantitative easing program.

Overall this was a positive environment for small-cap equities, but it significantly benefited many companies with a lower return on equity and a lower return on invested capital. These companies are often more dependent on an improving economy for growth.

Performance Discussion

As part of our investment process, we focus on identifying companies with high-quality business models and predictable, growing revenue streams. These companies often have a small share of large or growing addressable markets, with sustainable competitive advantages such as high barriers to entry in their respective industry, and a differentiated product or service that gives them pricing power that should help the company grow in a variety of market and economic environments. Given our emphasis on predictability and stability, we expect our Fund to outperform the index in weak or uncertain economic environments. During sharp market rallies like the one experienced this year, we expect performance to be more in line with the benchmark or even to trail it, as sharp moves up in the market over short time periods tend to favor the types of companies we avoid. Given the sharp climb by the index, our relative performance, which slightly trailed our primary benchmark but was still up more than 30% for the year, was in line with our expectations.

While generally pleased with the performance of most companies in the portfolio, there were a few holdings that were large detractors from performance. Two health care companies, Volcano Corp. and Achillion Pharmaceuticals, were among our largest detractors. Volcano Corp. makes intravascular ultrasound and heart diagnostic tools. We believe the company is well positioned because its tools save costs in the system, often eliminating the need for retreatment of patients. However, the growth trajectory of some of Volcano’s products has been slower than expected. Volcano has also raised debt to fund future acquisitions, but the market has questioned the acquisition

98 | SEPTEMBER 30, 2013

(unaudited)

strategy, which has weighed on the stock. We continue to monitor the position closely as these issues play out at the company.

Achillion fell after the company announced the Food and Drug Administration (FDA) would continue a clinical hold on its lead clinical compound, a protease inhibitor for the treatment of hepatitis C infection. The stock is a small position in our portfolio, reflecting its wider range of risk and reward potential. However, we think Achillion has two other unpartnered compounds that offer potential over the longer term.

Outside the health care sector, another large detractor was LivePerson. The company helps retailers manage their online interactions with customers. LivePerson has made large investments to try to move from being a customer service center for its retailers to a company that helps the retailers generate additional revenue from the customers who visit their web site. The investments LivePerson has made trying to develop these new services, combined with weaker than expected revenues, have played a role in compressing profit, which weighed on the stock. We trimmed the position meaningfully and are closely monitoring how it executes on its strategy.

While the aforementioned companies detracted from performance this year, many other companies in the portfolio put up impressive results, in our view. Our technology holdings, in particular, were large contributors to performance. A number of technology companies we own have more predictable or recurring revenue streams from diverse end markets outside the technology sector, and these companies were among our top-performing technology stocks for the year. Blackbaud, for example, serves the nonprofit industry, providing a range of software solutions designed to improve fundraising efforts and donor management. The company acquired a competitor, Convio, in 2012, and initially there was uncertainty over how the two companies would work together. The stock has risen now that the combined company has demonstrated an ability to retain both Convio’s clients and Blackbaud’s original clients. We think the company’s services create considerable value for nonprofits. Many nonprofits have been slow to integrate technology into the fundraising process, which means there is still a potentially large addressable market for Blackbaud to serve, in our view.

Envestnet was another of our top-performing technology stocks, and also serves as an example of the diverse end markets some of our technology companies serve. Envestnet provides a range of practice management and reporting solutions to financial advisors. Financial advisors depend on Envestnet’s services to run their practices more efficiently. Since Envestnet’s revenue is based on the asset bases of the advisors it serves, we think this creates a more predictable revenue stream for the company.

Outside the technology sector, HEICO was a top performer for the Fund during the year. We think HEICO demonstrates some of the characteristics we seek for the companies in our portfolio. The company is a supplier of aftermarket replacement aerospace components, which creates a more recurring revenue stream than original equipment manufacturers in the industry who are dependent on more cyclical new airplane production. Their parts require Federal Aviation Administration (FAA) approval, which provides a barrier to entry. We also believe they provide value to their customers by providing non-original equipment manufacturer (OEM) parts that sell at a steep discount to OEM parts, but have identical performance characteristics.

Outlook

After a compressed period of high returns, valuations look stretched for a number of small-cap companies. Multiples have expanded for many stocks as earnings growth has not kept up with the rise in stock prices. While we are not predicting a broad sell-off, we do think the market has shown a propensity to overlook risk in recent months, and we are more cautious about markets going forward. If equities are more volatile in the coming months, we believe high-quality small-cap companies may be more favored by the market.

We generally invest in companies we believe have strong competitive advantages and that are serving large and growing addressable markets or are expanding market share in their existing marketplaces. We think these companies offer the potential to grow in many market environments. However, we do own some companies that we think have attractive business models, but nevertheless serve cyclical end markets, and those companies have dragged on performance in recent months. Nevertheless, we believe that demand from the end markets these businesses serve has bottomed, and that valuations for these companies are attractive relative to improving demand.

Thank you for your continued investment in Janus Venture Fund.

Janus Growth & Core Funds | 99

Janus Venture Fund (unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

Blackbaud, Inc.	1.39%
Envestnet, Inc.	1.27%
SS&C Technologies Holdings, Inc.	1.25%
HEICO Corp. – Class A	1.24%
Quiksilver, Inc.	1.23%

5 Bottom Performers – Holdings

Contribution

LivePerson, Inc.	–0.86%
Volcano Corp.	–0.49%
Achillion Pharmaceuticals, Inc.	–0.43%
Intrepid Potash, Inc.	–0.42%
Gordmans Stores, Inc.	–0.23%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	3.49%	24.68%	22.17%
Financials	1.90%	5.15%	7.56%
Consumer Discretionary	0.65%	14.94%	16.37%
Energy	0.60%	8.33%	5.13%
Utilities	0.09%	0.01%	0.27%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Other**	–3.00%	8.75%	0.00%
Industrials	–2.70%	20.87%	17.21%
Health Care	–0.44%	14.95%	20.75%
Consumer Staples	–0.36%	1.22%	4.79%
Materials	–0.23%	1.10%	4.91%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

100 | SEPTEMBER 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

SS&C Technologies Holdings, Inc. Computer Software	3.2%
Blackbaud, Inc. Computer Software	2.5%
HEICO Corp. – Class A Aerospace and Defense – Equipment	2.3%
Carter’s, Inc. Apparel Manufacturers	2.3%
Wolverine World Wide, Inc. Footwear and Related Apparel	2.1%

12.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

Janus Growth & Core Funds | 101

Janus Venture Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund – Class A Shares
NAV	31.76%	16.82%	11.20%	12.27%	1.06%
MOP	24.18%	15.44%	10.54%	12.04%

Janus Venture Fund – Class C Shares
NAV	30.95%	16.40%	10.40%	11.53%	1.75%
CDSC	29.95%	16.40%	10.40%	11.53%

Janus Venture Fund – Class D Shares(1)	32.16%	17.03%	11.48%	12.47%	0.83%

Janus Venture Fund – Class I Shares	32.26%	16.93%	11.43%	12.45%	0.71%

Janus Venture Fund – Class N Shares	32.37%	16.93%	11.43%	12.45%	0.69%

Janus Venture Fund – Class S Shares	31.69%	16.76%	11.06%	12.15%	1.19%

Janus Venture Fund – Class T Shares	32.03%	16.93%	11.43%	12.45%	0.95%

Russell 2000® Growth Index	33.07%	13.17%	9.85%	8.10%

Russell 2000® Index	30.06%	11.15%	9.64%	9.90%

Morningstar Quartile – Class T Shares	2nd	1st	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	254/720	63/657	60/545	4/47

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

102 | SEPTEMBER 30, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on May 6, 2011. The performance shown for periods prior to May 6, 2011 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on May 6, 2011. The performance shown for periods prior to May 6, 2011 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective May 13, 2013, Jonathan Coleman and Maneesh Modi are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Janus Growth & Core Funds | 103

Janus Venture Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,174.80	$5.89	$1,000.00	$1,019.65	$5.47	1.08%

Class C Shares	$1,000.00	$1,171.10	$9.80	$1,000.00	$1,016.04	$9.10	1.80%

Class D Shares	$1,000.00	$1,176.50	$4.58	$1,000.00	$1,020.86	$4.26	0.84%

Class I Shares	$1,000.00	$1,177.10	$4.09	$1,000.00	$1,021.31	$3.80	0.75%

Class N Shares	$1,000.00	$1,177.40	$3.82	$1,000.00	$1,021.56	$3.55	0.70%

Class S Shares	$1,000.00	$1,174.40	$6.54	$1,000.00	$1,019.05	$6.07	1.20%

Class T Shares	$1,000.00	$1,175.90	$5.13	$1,000.00	$1,020.36	$4.76	0.94%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

104 | SEPTEMBER 30, 2013

Janus Venture Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Common Stock – 93.8%
Advertising Services – 0.1%
224,847	Marin Software, Inc.	$2,821,830
Aerospace and Defense – Equipment – 2.3%
1,001,154	HEICO Corp. – Class A	50,197,862
Agricultural Chemicals – 0.5%
680,029	Intrepid Potash, Inc.	10,662,855
Apparel Manufacturers – 2.8%
651,840	Carter’s, Inc.	49,468,138
1,686,075	Quiksilver, Inc.*	11,853,107
		61,321,245
Applications Software – 1.9%
1,772,288	RealPage, Inc.*	41,046,190
Auction House – Art Dealer – 0.9%
971,597	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	19,606,827
Audio and Video Products – 0.5%
550,421	DTS, Inc.*	11,558,841
Auto Repair Centers – 0.9%
415,506	Monro Muffler Brake, Inc.	19,316,874
Chemicals – Specialty – 0.5%
229,966	Sensient Technologies Corp.	11,013,072
Commercial Banks – 0.6%
268,662	Bank of the Ozarks, Inc.	12,893,089
Commercial Services – 3.1%
105,395	CoStar Group, Inc.*	17,695,820
235,089	HMS Holdings Corp.*	5,056,764
1,616,886	Standard Parking Corp.*,£	43,478,065
		66,230,649
Commercial Services – Finance – 1.2%
638,013	Euronet Worldwide, Inc.*	25,392,917
7,893	WEX, Inc.*	692,611
		26,085,528
Computer Services – 0.8%
289,158	j2 Global, Inc.	14,319,104
391,764	LivePerson, Inc.*,£	3,698,252
		18,017,356
Computer Software – 7.0%
1,381,913	Blackbaud, Inc.	53,949,883
248,822	Cornerstone OnDemand, Inc.*	12,799,404
469,849	Envestnet, Inc.*,£	14,565,319
1,848,253	SS&C Technologies Holdings, Inc.*	70,418,440
		151,733,046
Computers – Peripheral Equipment – 0.4%
95,053	Stratasys, Ltd.*	9,625,067
Consulting Services – 0.9%
269,144	Corporate Executive Board Co.	19,545,237
Consumer Products – Miscellaneous – 1.8%
537,667	Prestige Brands Holdings, Inc.*	16,194,530
375,898	SodaStream International, Ltd.*	23,452,276
		39,646,806
Data Processing and Management – 1.0%
653,715	Broadridge Financial Solutions, Inc.	20,755,451
Decision Support Software – 1.0%
553,841	MSCI, Inc.*	22,297,639
Diagnostic Kits – 1.3%
1,027,802	Quidel Corp.*	29,189,577
Distribution/Wholesale – 1.6%
442,929	WESCO International, Inc.*	33,897,356
Diversified Operations – 0%
867,990	Digital Domain – Private Placement§	0
E-Commerce/Services – 0.8%
238,832	ChannelAdvisor Corp.*	8,748,416
99,132	Zillow, Inc. – Class A*	8,363,767
		17,112,183
Electric Products – Miscellaneous – 1.7%
4,292,753	GrafTech International, Ltd.*	36,273,763
Electronic Components – Semiconductors – 0.9%
752,250	International Rectifier Corp.*	18,633,232
Electronic Design Automation – 1.4%
2,251,158	Cadence Design Systems, Inc.*	30,390,633
Electronic Measuring Instruments – 2.3%
606,155	Measurement Specialties, Inc.*	32,877,847
530,969	National Instruments Corp.	16,422,871
		49,300,718
Enterprise Software/Services – 2.7%
774,213	Advent Software, Inc.	24,581,263
306,358	Guidewire Software, Inc.	14,432,525
272,902	Rally Software Development Corp.*	8,176,144
136,479	Tyler Technologies, Inc.*	11,937,818
		59,127,750
Filtration and Separations Products – 1.3%
678,816	Polypore International, Inc.*	27,811,092
Finance – Investment Bankers/Brokers – 1.0%
589,249	LPL Financial Holdings, Inc.	22,574,129
Finance – Other Services – 0.7%
250,142	MarketAxess Holdings, Inc.	15,018,526
Food – Dairy Products – 0.2%
205,329	WhiteWave Foods Co. – Class A	4,100,420
Footwear and Related Apparel – 2.1%
779,503	Wolverine World Wide, Inc.	45,390,460
Hazardous Waste Disposal – 1.5%
214,247	Clean Harbors, Inc.*	12,567,729
1,110,167	Heritage-Crystal Clean, Inc.*,£	20,005,209
		32,572,938
Health Care Cost Containment – 1.3%
1,114,896	ExamWorks Group, Inc.*,£	28,976,147
Heart Monitors – 0.4%
110,941	HeartWare International, Inc.*	8,121,991
Industrial Automation and Robotics – 1.5%
432,051	Nordson Corp.	31,811,915
Internet Applications Software – 0.1%
68,474	Textura Corp.*	2,949,860
Internet Content – Information/News – 0.5%
149,173	Yelp, Inc.*	9,872,269
Internet Telephony – 0.3%
302,178	RingCentral, Inc. – Class A	5,445,248

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 105

Janus Venture Fund

Schedule of Investments

As of September 30, 2013

Shares		Value

Investment Management and Advisory Services – 1.8%
171,278	Artisan Partners Asset Management, Inc.	$8,968,116
238,489	Financial Engines, Inc.	14,175,786
1,365,750	WisdomTree Investments, Inc.*	15,856,358
		39,000,260
Machine Tools and Related Products – 1.6%
778,501	Kennametal, Inc.	35,499,646
Machinery – General Industrial – 2.5%
251,451	Tennant Co.	15,589,962
604,054	Wabtec Corp.	37,976,875
		53,566,837
Medical – Biomedical and Genetic – 2.0%
301,993	Ariad Pharmaceuticals, Inc.*	5,556,671
663,709	Exact Sciences Corp.*	7,838,403
355,088	Incyte Corp., Ltd.*	13,546,607
520,034	NPS Pharmaceuticals, Inc.*	16,542,282
		43,483,963
Medical – Drugs – 1.6%
1,091,474	Achillion Pharmaceuticals, Inc.*	3,296,252
905,980	Ironwood Pharmaceuticals, Inc.*	10,735,863
247,713	Medivation, Inc.*	14,847,917
681,601	Swedish Orphan Biovitrum A.B.*	6,790,651
		35,670,683
Medical Imaging Systems – 1.1%
1,401,710	Novadaq Technologies, Inc.*	23,240,352
Medical Information Systems – 1.3%
263,857	athenahealth, Inc.*	28,644,316
Medical Instruments – 3.2%
1,655,798	Endologix, Inc.*	26,708,022
381,423	Techne Corp.	30,536,725
535,166	Volcano Corp.*	12,801,171
		70,045,918
Oil – Field Services – 0.6%
180,270	Targa Resources Corp.	13,152,499
Oil Companies – Integrated – 0.6%
388,321	Phillips 66 Partners L.P.	11,944,754
Oil Field Machinery and Equipment – 3.5%
726,062	Dresser-Rand Group, Inc.*	45,306,269
267,711	Dril-Quip, Inc.*	30,719,837
		76,026,106
Patient Monitoring Equipment – 1.3%
1,055,475	Masimo Corp.	28,117,854
Pipelines – 1.4%
614,912	DCP Midstream Partners L.P.	30,536,530
Printing – Commercial – 1.5%
562,343	VistaPrint N.V. (U.S. Shares)*	31,783,626
Real Estate Management/Services – 0.5%
115,776	Jones Lang LaSalle, Inc.	10,107,245
Real Estate Operating/Development – 0.7%
758,925	St. Joe Co.*	14,890,108
Recreational Vehicles – 1.2%
439,928	Arctic Cat, Inc.	25,097,892
Retail – Convenience Stores – 1.0%
286,250	Casey’s General Stores, Inc.	21,039,375
Retail – Discount – 0.4%
862,377	Gordmans Stores, Inc.£	9,701,741
Retail – Petroleum Products – 0.5%
277,780	World Fuel Services Corp.	10,363,972
Retail – Restaurants – 0.7%
35,877	Biglari Holdings, Inc.*	14,805,362
Retail – Sporting Goods – 1.7%
672,648	Hibbett Sports, Inc.*	37,769,185
Retirement and Aged Care – 0.4%
446,444	Capital Senior Living Corp.*	9,442,291
Security Services – 0.7%
199,111	Ascent Capital Group, Inc. – Class A*	16,052,329
Telecommunication Equipment – 1.1%
569,090	NICE Systems, Ltd. (ADR)	23,543,253
Telecommunication Equipment – Fiber Optics – 0.3%
114,224	IPG Photonics Corp.	6,431,953
Theaters – 1.5%
1,695,687	National CineMedia, Inc.	31,980,657
Therapeutics – 0.9%
298,660	Synageva BioPharma Corp.*	18,908,165
Transactional Software – 0.9%
381,640	Solera Holdings, Inc.	20,177,307
Transportation – Services – 1.6%
887,165	Hub Group, Inc. – Class A*	34,803,483
Transportation – Truck – 3.1%
490,516	Landstar System, Inc.	27,459,086
475,722	Old Dominion Freight Line, Inc.*	21,878,455
549,801	Saia, Inc.*	17,142,795
		66,480,336
Travel Services – 0.3%
366,401	Diamond Resorts International, Inc.	6,892,003
Virtual Reality Products – 0.5%
1,504,569	RealD, Inc.*	10,531,983

Total Common Stock (cost $1,550,346,529)		2,032,677,655

Money Market – 6.1%
133,297,661	Janus Cash Liquidity Fund LLC, 0%£ (cost $133,297,661)	133,297,661

Total Investments (total cost $1,683,644,190) – 99.9%		2,165,975,316

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		2,805,643

Net Assets – 100%		$2,168,780,959

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$42,847,179	2.0%
Israel	46,995,529	2.2%
Sweden	6,790,651	0.3%
United States††	2,069,341,957	95.5%

Total	$2,165,975,316	100.0%

††	Includes Cash Equivalents of 6.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

106 | SEPTEMBER 30, 2013

Notes to Schedules of Investments and Other Information

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to 7/1/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

L.P.	Limited Partnership

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$406,145,746	4.0%

*	Non-income producing security.

Janus Growth & Core Funds | 107

Notes to Schedules of Investments and Other Information (continued)

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2013, is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$436,268,528
Janus Contrarian Fund	489,161,510
Janus Enterprise Fund	220,374,309
Janus Fund	843,462,255
Janus Growth and Income Fund	209,173,021
Janus Research Fund	47,675,000
Janus Triton Fund	1,260,000

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year-end.

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$61,705,954	$61,628,705	0.6%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	11,391,208	11,361,508	0.1%
JPMorgan Chase Commercial Mortgage Securities Corp., 3.1723%, 4/15/30	9/30/13	5,189,993	5,173,020	0.1%

		$78,287,155	$78,163,233	0.8%

Janus Contrarian Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$13,788,838	$13,771,577	0.4%

Janus Enterprise Fund
Apptio, Inc.	5/2/13	$4,128,216	$4,128,216	0.1%

Janus Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$63,520,047	$63,440,528	0.9%

Janus Growth and Income Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$24,057,693	$24,027,576	0.6%

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$0	0.0%

The Funds have registration rights for certain restricted securities held as of September 30, 2013. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended September 30, 2013. Except for the value at year end, all other information in the table is for the year ended September 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/13

Janus Balanced Fund
Janus Cash Liquidity Fund LLC	3,387,886,544	$3,387,886,544	(3,477,007,000)	$(3,477,007,000)	$–	$239,784	$64,079,394

Janus Contrarian Fund
Janus Cash Liquidity Fund LLC	1,245,535,889	$1,245,535,889	(1,369,921,103)	$(1,369,921,103)	$–	$112,168	$1,002,000
St. Joe Co.	1,275,235	25,938,480	(762,933)	(38,927,429)	(21,945,770)	–	185,346,157

		$1,271,474,369		$(1,408,848,532)	$(21,945,770)	$112,168	$186,348,157

108 | SEPTEMBER 30, 2013

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/13

Janus Enterprise Fund
Janus Cash Liquidity Fund LLC	378,525,675	$378,525,675	(308,045,000)	$(308,045,000)	$–	$178,439	$179,659,452

Janus Forty Fund
Janus Cash Liquidity Fund LLC	1,254,560,035	$1,254,560,035	(1,221,140,988)	$(1,221,140,988)	$–	$39,348	$67,587,000

Janus Fund
Janus Cash Liquidity Fund LLC	2,418,425,660	$2,418,425,660	(2,733,976,126)	$(2,733,976,126)	$–	$315,885	$89,219,676

Janus Growth and Income Fund
Janus Cash Liquidity Fund LLC	902,727,844	$902,727,844	(855,864,297)	$(855,864,297)	$–	$67,924	$100,537,119

Janus Research Fund
Janus Cash Liquidity Fund LLC	512,318,362	$512,318,362	(522,658,415)	$(522,658,415)	$–	$10,180	$46,326,000

Janus Triton Fund
Blackbaud, Inc.	1,115,864	$25,890,320	–	$–	$–	$1,425,659	$122,104,315
DTS, Inc.	100,637	1,996,760	(16,348)	(377,560)	(107,966)	–	25,407,018
Endologix, Inc.	1,176,933	17,403,314	–	–	–	–	51,631,920
Euronet Worldwide, Inc.(1)	487,790	11,400,293	(882,360)	(16,500,516)	10,823,049	–	N/A
GrafTech International, Ltd.	5,323,698	47,273,633	(124,865)	(1,471,966)	(578,075)	–	78,014,676
HEICO Corp. – Class A	219,797	7,096,563	(27,439)	(919,413)	43,478	4,587,084	101,551,099
Hibbett Sports, Inc.	802,603	42,836,567	–	–	–	–	77,002,594
Janus Cash Liquidity Fund LLC	1,479,749,533	1,479,749,533	(1,586,457,000)	(1,586,457,000)	–	454,043	236,294,499
Measurement Specialties, Inc.	42,001	1,568,878	(12,203)	(442,625)	71,425	–	48,790,778
Monro Muffler Brake, Inc.(1)	746,754	25,512,051	(684,128)	(23,189,262)	7,314,552	504,871	N/A
National CineMedia, Inc.	339,352	5,074,463	(52,320)	(855,814)	(31,123)	3,388,792	73,319,419
Polypore International, Inc.(1)	1,356,478	52,484,894	(1,262,330)	(53,133,385)	588,730	–	N/A
RealD, Inc.(1)	253,145	2,535,606	(1,696,937)	(25,885,189)	(13,177,638)	–	N/A
Tennant Co.	1,059,645	49,102,955	(101,705)	(5,152,673)	306,990	489,773	59,392,280

		$1,769,925,830		$(1,714,385,403)	$5,253,422	$10,850,222	$873,508,598

Janus Twenty Fund
Janus Cash Liquidity Fund LLC	1,716,691,606	$1,716,691,606	(1,839,953,171)	$(1,839,953,171)	$–	$299,786	$174,225,700

Janus Venture Fund
Envestnet, Inc.(1)	703,929	$10,385,798	(1,340,930)	$(16,810,384)	$16,763,983	$–	N/A
ExamWorks Group, Inc.(1)	517,987	7,474,193	(661,254)	(9,739,985)	2,676,901	–	N/A
Gordmans Stores, Inc.(1)	25,365	374,027	(188,396)	(3,232,663)	(780,356)	3,104,557	N/A
Heritage-Crystal Clean, Inc.	39,165	675,672	(80,293)	(1,736,646)	(587,133)	–	$20,005,209
Janus Cash Liquidity Fund LLC	1,494,529,226	1,494,529,226	(1,539,340,000)	(1,539,340,000)	–	229,231	133,297,661
LivePerson, Inc.(1)	1,693,941	23,652,250	(2,373,051)	(32,590,818)	(9,740,905)	–	N/A
Resources Connection, Inc.	836,505	10,240,457	(2,452,202)	(35,963,228)	(8,428,945)	298,210	–
Rush Enterprises, Inc. – Class B	2,822	45,351	(719,451)	(9,578,424)	5,272,127	–	–
Standard Parking Corp.	684,735	15,599,725	–	–	–	–	43,478,065

		$1,562,976,699		$(1,648,992,148)	$5,175,672	$3,631,998	$196,780,935

(1)	Company was no longer an affiliate as of September 30, 2013.

Janus Growth & Core Funds | 109

Notes to Schedules of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$148,904,499	$–

Bank Loans and Mezzanine Loans	–	124,848,202	–

Common Stock
Agricultural Chemicals	–	48,161,795	–
Medical – Drugs	492,358,946	74,835,937	–
Metal – Diversified	–	19,497,856	–
Real Estate Management/Services	–	–	61,628,705
All Other	4,807,376,298	–	–

Corporate Bonds	–	2,202,854,193	–

Mortgage-Backed Securities	–	780,427,249	–

Preferred Stock	–	34,434,772	–

U.S. Treasury Notes/Bonds	–	1,358,647,458	–

Money Market	–	64,079,394	–

Total Investments in Securities	$5,299,735,244	$4,856,691,355	$61,628,705

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$3,915,118	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Real Estate Management/Services	$–	$–	$13,771,577
Wireless Equipment	167,326,843	106,245,147	–
All Other	2,781,339,148	–	–

Purchased Options	–	48,011,414	–

Money Market	–	1,002,000	–

Total Investments in Securities	$2,948,665,991	$155,258,561	$13,771,577

Investments in Securities Sold Short:
Common Stock	$(14,109,509)	$–	$–

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$68,244	$–
Variation margin	1,778,095	–	–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$713,803	$–
Options written, at value	–	3,573,872	–

110 | SEPTEMBER 30, 2013

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Enterprise Fund
Common Stock
Airlines	$–	$49,786,855	$–
Enterprise Software/Services	–	–	4,128,216
Telecommunication Equipment	–	22,381,005	–
All Other	2,872,777,360	–	–

Money Market	–	179,659,452	–

Total Investments in Securities	$2,872,777,360	$251,827,312	$4,128,216

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$9,987	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$1,285,477	$–

Investments in Securities:
Janus Forty Fund
Common Stock	$3,123,502,605	$–	$–

Money Market	–	67,587,000	–

Total Investments in Securities	$3,123,502,605	$67,587,000	$–

Investments in Securities:
Janus Fund
Common Stock
Medical – Drugs	$314,131,955	$32,228,350	$–
Real Estate Management/Services	–	–	63,440,528
All Other	6,658,816,472	–	–

Purchased Options	–	7,891,647	–

Money Market	–	89,219,676	–

Total Investments in Securities	$6,972,948,427	$129,339,673	$63,440,528

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$186,521	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$9,574,894	$–
Options written, at value	–	3,389,456	–

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Agricultural Chemicals	$–	$23,700,576	$–
Gas – Distribution	–	20,667,500	–
Metal – Diversified	–	24,380,000	–
Real Estate Management/Services	–	–	24,027,576
All Other	3,504,575,009	–	–

Corporate Bonds	–	171,749,423	–

Preferred Stock	–	40,145,195	–

Money Market	–	100,537,119	–

Total Investments in Securities	$3,504,575,009	$381,179,813	$24,027,576

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$2,735,220	$–

Investments in Securities:
Janus Research Fund
Common Stock	$3,652,174,105	$–	$–

Money Market	–	46,326,000	–

Total Investments in Securities	$3,652,174,105	$46,326,000	$–

Janus Growth & Core Funds | 111

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Triton Fund
Common Stock	$5,379,806,515	$–	$–

Money Market	–	236,294,499	–

Total Investments in Securities	$5,379,806,515	$236,294,499	$–

Other Financial Instruments(a) – Assets:
Outstanding swap contracts at value	$–	$807,662	$–

Investments in Securities:
Janus Twenty Fund
Common Stock	$9,023,832,510	$–	$–

Money Market	–	174,225,700	–

Total Investments in Securities	$9,023,832,510	$174,225,700	$–

Investments in Securities:
Janus Venture Fund
Common Stock
Diversified Operations	$–	$–	$0
Telecommunication Equipment	–	23,543,253	–
All Other	2,009,134,402	–	–

Money Market	–	133,297,661	–

Total Investments in Securities	$2,009,134,402	$156,840,914	$0

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

112 | SEPTEMBER 30, 2013

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Janus Growth & Core Funds | 113

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of September 30, 2013	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$8,427,180	$2,575,328	$2,044,666	$2,263,959	$5,165,238	$2,878,228	$2,701,819	$4,297,820	$6,994,097	$1,683,644
Unaffiliated investments at value	$10,153,976	$2,931,348	$2,949,073	$3,123,503	$7,076,509	$3,809,245	$3,652,174	$4,742,592	$9,023,833	$1,969,194
Affiliated investments at value	64,079	186,348	179,659	67,587	89,220	100,537	46,326	873,509	174,226	196,781
Cash	2,665	7,117	58	1	555	613	160	3,391	6	16
Cash denominated in foreign currency(1)	–	406	–	–	–	–	–	–	–	–
Restricted cash (Note 1)	–	–	–	–	–	–	–	1,260	–	–
Deposits with broker for short sales	–	13,872	–	–	–	–	–	–	–	–
Receivables:
Investments sold	52,392	28,585	4,671	–	9,455	18,996	17,374	17,095	–	35,195
Fund shares sold	10,911	602	2,856	1,610	935	779	893	7,433	715	1,527
Dividends	9,091	2,399	1,260	2,069	4,458	8,212	3,320	1,002	10,739	263
Foreign dividend tax reclaim	319	–	–	411	132	88	–	–	372	–
Interest	32,547	–	–	–	–	2,288	–	–	–	–
Outstanding swap contracts at value	–	–	–	–	–	–	–	808	–	–
Non-interested Trustees’ deferred compensation	195	59	59	60	135	74	70	106	175	41
Variation margin	–	1,778	–	–	–	–	–	–	–	–
Other assets	259	68	352	77	281	71	68	97	1,659	122
Forward currency contracts	–	68	10	–	187	–	–	–	–	–
Total Assets	10,326,434	3,172,650	3,137,998	3,195,318	7,181,867	3,940,903	3,720,385	5,647,293	9,211,725	2,203,139
Liabilities:
Payables:
Short sales, at value(2)	–	14,110	–	–	–	–	–	–	–	–
Options written, at value(3)	–	3,574	–	–	3,389	–	–	–	–	–
Investments purchased	38,116	50,328	10,841	–	24,831	7,462	16,415	26,536	–	30,722
Fund shares repurchased	15,620	2,945	3,985	17,947	6,478	2,582	2,127	13,574	10,854	1,975
Dividends	2,017	–	–	–	–	451	–	–	–	–
Advisory fees	4,594	1,253	1,625	1,125	2,729	1,930	1,516	2,893	3,743	1,116
Fund administration fees	84	25	26	27	59	32	30	45	75	18
Internal servicing cost	21	1	4	13	10	1	1	13	–	3
Administrative services fees	1,166	400	389	341	862	533	486	596	1,283	260
Distribution fees and shareholder servicing fees	1,008	24	124	717	18	25	6	390	–	14
Administrative, networking and omnibus fees	326	6	27	115	11	4	5	29	–	7
Non-interested Trustees’ fees and expenses	34	12	12	14	35	13	12	21	29	9
Non-interested Trustees’ deferred compensation fees	195	59	59	60	135	74	70	106	175	41
Accrued expenses and other payables	464	578	416	203	982	695	682	288	815	193
Forward currency contracts	3,915	714	1,285	–	9,575	2,735	–	–	–	–
Total Liabilities	67,560	74,029	18,793	20,562	49,114	16,537	21,350	44,491	16,974	34,358
Net Assets	$10,258,874	$3,098,621	$3,119,205	$3,174,756	$7,132,753	$3,924,366	$3,699,035	$5,602,802	$9,194,751	$2,168,781

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of September 30, 2013	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$8,188,116	$2,881,927	$1,923,285	$1,656,189	$5,087,104	$3,144,813	$2,721,106	$4,094,716	$5,042,009	$1,386,195
Undistributed net investment income/(loss)*	11,006	445	3,934	24,146	25,496	8,636	17,332	(10,815)	31,786	(42)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	272,682	(330,560)	109,184	567,265	29,244	(257,918)	(36,097)	199,793	1,916,805	300,289
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	1,787,070	546,809	1,082,802	927,156	1,990,909	1,028,835	996,694	1,319,108	2,204,151	482,339
Total Net Assets	$10,258,874	$3,098,621	$3,119,205	$3,174,756	$7,132,753	$3,924,366	$3,699,035	$5,602,802	$9,194,751	$2,168,781
Net Assets - Class A Shares	$765,049	$25,397	$93,983	$390,945	$17,579	$25,749	$16,229	$581,387	N/A	$44,205
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,277	1,374	1,188	8,538	471	629	415	25,919	N/A	625
Net Asset Value Per Share(5)	$29.11	$18.48	$79.08	$45.79	$37.33	$40.97	$39.09	$22.43	N/A	$70.71
Maximum Offering Price Per Share(6)	$30.89	$19.61	$83.90	$48.58	$39.61	$43.47	$41.47	$23.80	N/A	$75.02
Net Assets - Class C Shares	$708,673	$21,162	$35,702	$327,004	$4,998	$13,964	$2,498	$202,466	N/A	$4,469
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,437	1,175	467	7,572	136	343	65	9,292	N/A	65
Net Asset Value Per Share(5)	$29.00	$18.01	$76.52	$43.19	$36.88	$40.70	$38.35	$21.79	N/A	$69.27
Net Assets - Class D Shares	$1,288,565	$1,977,490	$1,105,852	N/A	$5,260,579	$2,414,285	$2,159,347	$827,017	$5,600,776	$1,332,186
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,206	106,705	13,831	N/A	139,894	58,905	54,885	36,606	75,468	18,676
Net Asset Value Per Share	$29.15	$18.53	$79.95	N/A	$37.60	$40.99	$39.34	$22.59	$74.21	$71.33
Net Assets - Class I Shares	$966,885	$85,000	$490,913	$811,918	$140,367	$31,066	$139,452	$1,312,895	N/A	$128,788
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,165	4,581	6,108	17,595	3,730	758	3,546	57,892	N/A	1,805
Net Asset Value Per Share	$29.15	$18.55	$80.37	$46.14	$37.63	$41.00	$39.33	$22.68	N/A	$71.37
Net Assets - Class N Shares	$1,432,413	N/A	$12,196	$23,029	$26,202	N/A	$44,056	$120,673	N/A	$6,736
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,188	N/A	152	499	697	N/A	1,120	5,320	N/A	94
Net Asset Value Per Share	$29.12	N/A	$80.41	$46.15	$37.61	N/A	$39.32	$22.68	N/A	$71.43
Net Assets - Class R Shares	$279,905	$1,634	$60,299	$161,383	$3,259	$2,685	N/A	$125,829	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,641	89	774	3,647	87	66	N/A	5,663	N/A	N/A
Net Asset Value Per Share	$29.03	$18.31	$77.93	$44.25	$37.26	$40.85	N/A	$22.22	N/A	N/A
Net Assets - Class S Shares	$837,535	$2,022	$252,212	$1,423,516	$41,000	$38,526	$839	$294,312	N/A	$6,069
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,768	109	3,201	31,521	1,089	941	22	13,189	N/A	86
Net Asset Value Per Share	$29.11	$18.48	$78.80	$45.16	$37.65	$40.96	$38.96	$22.32	N/A	$70.57
Net Assets - Class T Shares	$3,979,849	$985,916	$1,068,048	$36,961	$1,638,769	$1,398,091	$1,336,614	$2,138,223	$3,593,975	$646,328
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136,624	53,253	13,400	816	43,495	34,124	33,981	94,943	48,460	9,105
Net Asset Value Per Share	$29.13	$18.51	$79.71	$45.27	$37.68	$40.97	$39.33	$22.52	$74.16	$70.99

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of $405,740 for Janus Contrarian Fund.
(2)	Includes proceeds of $13,872,598 on short sales for Janus Contrarian Fund.
(3)	Includes premiums of $2,516,120 and $3,122,805 on written options for Janus Contrarian Fund and Janus Fund, respectively.
(4)	Net of foreign tax on investments of $198 for Janus Contrarian Fund.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
For the year ended September 30, 2013	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$117,998	$–	$–	$–	$–	$8,986	$–	$–	$–	$–
Dividends	129,136	31,343	35,013	55,852	123,675	104,403	56,219	45,399	126,404	20,620
Dividends from affiliates	240	112	178	39	316	68	10	10,850	300	3,632
Fee income	9	–	–	–	–	–	–	–	–	–
Other Income	1,051	–	–	7	23	–	–	–	14	–
Foreign tax withheld	(2,256)	(833)	(381)	(572)	(2,008)	(1,450)	(428)	(282)	(768)	(118)
Total Investment Income	246,178	30,622	34,810	55,326	122,006	112,007	55,801	55,967	125,950	24,134
Expenses:
Advisory fees	52,080	13,220	17,583	15,376	38,315	22,183	18,103	29,395	42,351	13,373
Internal servicing expense - Class A Shares	81	3	9	51	134	2	2	43	–	6
Internal servicing expense - Class C Shares	184	7	9	117	2	4	1	39	–	–
Internal servicing expense - Class I Shares	113	3	24	66	10	2	7	53	–	3
Shareholder reports expense	882	783	583	266	2,027	871	1,114	612	1,321	533
Transfer agent fees and expenses	338	622	406	48	1,198	672	765	245	996	238
Registration fees	225	81	156	110	148	102	128	284	75	158
Custodian fees	49	41	34	36	98	13	13	25	90	15
Professional fees	163	59	72	55	118	72	68	86	95	64
Non-interested Trustees’ fees and expenses	290	34	65	18	227	84	89	152	196	66
Short sales interest expense	–	–	–	–	–	–	–	2	–	–
Stock loan fees	–	–	–	–	–	–	–	1	–	–
Fund administration fees	947	283	275	354	789	370	351	459	860	209
Administrative services fees - Class D Shares	1,454	2,177	1,206	N/A	5,914	2,698	2,394	846	6,200	1,370
Administrative services fees - Class R Shares	647	4	133	410	7	6	N/A	196	N/A	N/A
Administrative services fees - Class S Shares	2,028	5	540	3,953	103	95	2	528	N/A	5
Administrative services fees - Class T Shares	9,304	2,236	2,347	130	3,979	3,370	3,310	4,362	8,576	1,546
Distribution fees and shareholder servicing fees - Class A Shares	1,726	60	200	1,024	2,456	57	34	1,195	N/A	608
Distribution fees and shareholder servicing fees - Class C Shares	5,977	202	295	3,249	47	124	21	1,601	N/A	17
Distribution fees and shareholder servicing fees - Class R Shares	1,293	8	266	814	14	13	N/A	392	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	2,028	5	540	3,927	101	96	2	519	N/A	5
Administrative, networking and omnibus fees - Class A Shares	663	20	143	542	2,097	15	19	810	N/A	523
Administrative, networking and omnibus fees - Class C Shares	489	31	44	478	6	19	3	227	N/A	1
Administrative, networking and omnibus fees - Class I Shares	1,139	3	228	748	109	21	99	805	N/A	38
Other expenses	470	117	117	180	414	173	154	198	367	105
Total Expenses	82,570	20,004	25,275	31,952	58,313	31,062	26,679	43,075	61,127	18,883
Expense and Fee Offset	(3)	(2)	(1)	(1)	(4)	(2)	(2)	(3)	(2)	(1)
Less: Excess Expense Reimbursement	(158)	(83)	(103)	(953)	(752)	(116)	(95)	(80)	(284)	(81)
Net Expenses after Waivers and Expense Offsets	82,409	19,919	25,171	30,998	57,557	30,944	26,582	42,992	60,841	18,801
Net Investment Income	163,769	10,703	9,639	24,328	64,449	81,063	29,219	12,975	65,109	5,333

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Operations  (continued)

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
For the year ended September 30, 2013	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	$361,411	$355,607	$194,781	$975,807	$1,213,839	$365,656	$331,566	$228,193	$2,084,767	$318,362
Net realized gain from investments in affiliates	–	(21,946)	–	–	–	–	–	5,253	–	5,176
Net realized gain/(loss) from futures contracts	–	(20,511)	–	–	–	–	–	–	–	–
Net realized gain from short sales	–	–	–	–	–	–	–	443	–	–
Net realized gain from swap contracts	–	–	–	–	–	–	–	5,118	–	–
Net realized gain from written options contracts	–	11,914	–	–	2,025	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	651,980	465,313	449,464	(376,582)	111,821	278,606	371,074	999,298	(604,715)	269,341
Change in unrealized net appreciation/(depreciation) of futures contracts	–	6,358	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	(237)	–	–	–	–	–	1,951	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	–	–	–	–	–	–	–	808	–	–
Change in unrealized net appreciation/(depreciation) of written option contracts	–	(1,058)	–	–	(426)	–	–	–	–	–
Net Gain on Investments	1,013,391	795,440	644,245	599,225	1,327,259	644,262	702,640	1,241,064	1,480,052	592,879
Net Increase in Net Assets Resulting from Operations	$1,177,160	$806,143	$653,884	$623,553	$1,391,708	$725,325	$731,859	$1,254,039	$1,545,161	$598,212

(1)	Net of foreign tax on investments of $198 for Janus Contrarian Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Janus		Janus		Janus		Janus				Janus Growth and
For each year ended September 30	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(2)	2013	2012(1)	2013	2012(1)	2013	2012

Operations:
Net investment income/(loss)	$163,769	$164,449	$10,703	$18,108	$9,639	$(3,706)	$24,328	$12,918	$64,449	$50,139	$81,063	$47,868
Net realized gain from investment and foreign currency transactions	361,411	215,577	325,064	104,117	194,781	182,810	975,807	38,041	1,215,864	4,899	365,656	238,366
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	651,980	1,152,254	470,376	418,514	449,464	316,330	(376,582)	1,039,639	111,395	1,764,057	278,606	668,878
Net Increase in Net Assets Resulting from Operations	1,177,160	1,532,280	806,143	540,739	653,884	495,434	623,553	1,090,598	1,391,708	1,819,095	725,325	955,112
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(12,407)	(11,659)	(143)	–	–	–	(1,601)	(2,140)	(7,648)	(4,505)	(367)	(249)
Class C Shares	(6,806)	(6,453)	–	–	–	–	–	–	–	–	(130)	(49)
Class D Shares	(23,882)	(23,006)	(16,880)	(114)	–	–	N/A	N/A	(40,321)	(26,955)	(40,876)	(25,047)
Class I Shares	(26,923)	(39,741)	(478)	(1)	–	–	(6,549)	(7,262)	(1,229)	(1,039)	(484)	(321)
Class N Shares	(17,958)	(39)	N/A	N/A	–	–	(198)	–	(3,588)	–	N/A	N/A
Class R Shares	(3,723)	(3,385)	(1)	–	–	–	–	(187)	(2)	(7)	(34)	(16)
Class S Shares	(13,449)	(13,281)	(3)	–	–	–	(4,196)	(4,901)	(106)	(90)	(584)	(398)
Class T Shares	(70,255)	(68,208)	(6,903)	–	–	–	(301)	(225)	(9,187)	(9,687)	(23,658)	(15,200)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(19,303)	(9,395)	–	–	(2,425)	–	–	–	–	–	–	–
Class C Shares	(16,350)	(7,572)	–	–	(881)	–	–	–	–	–	–	–
Class D Shares	(34,224)	(16,940)	–	–	(31,202)	–	N/A	N/A	–	–	–	–
Class I Shares	(59,384)	(28,932)	–	–	(12,509)	–	–	–	–	–	–	–
Class N Shares	(1,146)	–	N/A	N/A	(243)	–	–	–	–	–	N/A	N/A
Class R Shares	(7,218)	(2,967)	–	–	(1,637)	–	–	–	–	–	–	–
Class S Shares	(23,209)	(11,132)	–	–	(6,782)	–	–	–	–	–	–	–
Class T Shares	(105,254)	(53,054)	–	–	(28,587)	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(441,491)	(295,764)	(24,408)	(115)	(84,266)	–	(12,845)	(14,715)	(62,081)	(42,283)	(66,133)	(41,280)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus		Janus		Janus		Janus				Janus Growth and
For each year ended September 30	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(2)	2013	2012(1)	2013	2012(1)	2013	2012

Capital Share Transactions:
Shares Sold
Class A Shares	225,563	182,138	6,011	1,985	31,634	14,989	80,737	91,429	367,888	365,847	7,192	7,982
Class C Shares	204,184	118,678	1,732	537	10,177	5,635	28,173	29,553	898	1,379	2,612	1,508
Class D Shares	127,492	110,933	86,293	41,413	71,739	51,117	N/A	N/A	94,590	86,099	89,287	60,890
Class I Shares	417,556	554,099	40,690	8,182	114,345	89,514	239,233	257,784	16,624	33,813	8,775	5,393
Class N Shares	1,453,464	7,657	N/A	N/A	11,615	2,414	49,390	1,473	313,210	23,833	N/A	N/A
Class R Shares	92,654	104,906	292	459	22,165	12,511	24,885	37,485	955	670	543	605
Class S Shares	195,308	239,918	396	406	71,086	44,272	149,362	198,744	6,390	10,330	7,120	7,750
Class T Shares	756,498	675,736	198,044	46,403	199,198	167,303	23,576	30,058	127,802	187,468	128,532	105,647
Reinvested Dividends and Distributions
Class A Shares	26,543	17,865	127	–	1,979	–	1,280	1,651	7,638	4,501	356	242
Class C Shares	17,674	10,480	–	–	669	–	–	–	–	–	113	43
Class D Shares	57,020	39,150	16,566	112	30,725	–	N/A	N/A	38,990	26,056	39,901	24,422
Class I Shares	77,878	63,576	439	1	6,274	–	5,226	5,384	1,190	1,002	416	272
Class N Shares	19,104	39	N/A	N/A	243	–	198	–	3,588	–	N/A	N/A
Class R Shares	10,096	5,849	1	–	1,484	–	–	162	1	7	33	16
Class S Shares	36,621	24,355	3	–	6,757	–	4,170	4,865	105	89	582	387
Class T Shares	173,614	119,759	6,752	–	28,146	–	301	225	8,880	9,474	22,952	14,792
Shares Repurchased
Class A Shares	(196,668)	(160,010)	(11,458)	(18,208)	(27,001)	(19,682)	(188,057)	(243,361)	(1,655,853)	(319,101)	(11,236)	(9,390)
Class C Shares	(97,840)	(98,266)	(5,358)	(12,501)	(6,209)	(6,226)	(98,162)	(140,431)	(2,169)	(1,694)	(2,783)	(2,707)
Class D Shares	(147,127)	(116,694)	(228,434)	(253,120)	(119,807)	(106,910)	N/A	N/A	(479,065)	(470,642)	(241,879)	(243,865)
Class I Shares	(1,548,424)	(534,418)	(19,248)	(32,854)	(83,972)	(146,172)	(637,726)	(451,015)	(43,029)	(73,763)	(6,548)	(11,380)
Class N Shares	(188,839)	–	N/A	N/A	(3,999)	(23)	(32,564)	(99)	(361,893)	(597)	N/A	N/A
Class R Shares	(78,412)	(60,204)	(1,028)	(1,551)	(22,165)	(24,564)	(72,775)	(98,884)	(601)	(989)	(712)	(755)
Class S Shares	(246,373)	(194,308)	(1,478)	(1,029)	(65,875)	(74,596)	(692,732)	(936,440)	(16,336)	(41,125)	(13,856)	(30,014)
Class T Shares	(787,471)	(817,496)	(235,300)	(306,908)	(181,014)	(228,810)	(49,551)	(18,484)	(737,601)	(727,085)	(323,812)	(402,700)
Net Increase/(Decrease) from Capital Share Transactions	600,115	293,742	(144,958)	(526,673)	98,194	(219,228)	(1,165,036)	(1,229,901)	(2,307,798)	(884,428)	(292,412)	(470,862)
Net Increase/(Decrease) in Net Assets	1,335,784	1,530,258	636,777	13,951	667,812	276,206	(554,328)	(154,018)	(978,171)	892,384	366,780	442,970
Net Assets:
Beginning of period	8,923,090	7,392,832	2,461,844	2,447,893	2,451,393	2,175,187	3,729,084	3,883,102	8,110,924	7,218,540	3,557,586	3,114,616
End of period	$10,258,874	$8,923,090	$3,098,621	$2,461,844	$3,119,205	$2,451,393	$3,174,756	$3,729,084	$7,132,753	$8,110,924	$3,924,366	$3,557,586

Undistributed Net Investment Income/(Loss)*	$11,006	$8,610	$445	$15,087	$3,934	$(4,061)	$24,146	$12,785	$25,496	$39,888	$8,636	$2,675

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.
(2)	Period from July 12, 2012 (inception date) through September 30, 2012 for Class N Shares.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For each year ended September 30	Fund		Fund		Fund		Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012	2013	2012(1)

Operations:
Net investment income/(loss)	$29,219	$18,006	$12,975	$(3,295)	$65,109	$37,140	$5,333	$(2,058)
Net realized gain/(loss) from investment and foreign currency transactions	331,566	94,747	239,007	125,100	2,084,767	(164,501)	323,538	175,217
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	371,074	597,787	1,002,057	407,607	(604,715)	2,350,192	269,341	159,587
Net Increase in Net Assets Resulting from Operations	731,859	710,540	1,254,039	529,412	1,545,161	2,222,831	598,212	332,746
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(61)	(84)	(299)	–	N/A	N/A	–	–
Class C Shares	–	(3)	–	–	N/A	N/A	–	–
Class D Shares	(14,557)	(12,146)	(1,696)	–	(41,489)	(8,035)	–	–
Class I Shares	(953)	(822)	(3,354)	–	N/A	N/A	–	–
Class N Shares	(445)	–	(276)	–	N/A	N/A	–	–
Class S Shares	(3)	(4)	(165)	–	N/A	N/A	–	–
Class T Shares	(8,578)	(7,394)	(2,886)	–	(23,330)	(2,312)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	(17,285)	(6,865)	N/A	N/A	(24,864)	(30)
Class C Shares	–	–	(5,914)	(2,628)	N/A	N/A	(64)	(3)
Class D Shares	–	–	(27,941)	(18,647)	–	(667,662)	(113,403)	(68,027)
Class I Shares	–	–	(41,453)	(14,106)	N/A	N/A	(5,452)	(1,345)
Class N Shares	–	–	(2,757)	–	N/A	N/A	(547)	–
Class R Shares	N/A	N/A	(2,343)	(691)	N/A	N/A	N/A	N/A
Class S Shares	–	–	(6,878)	(1,807)	N/A	N/A	(83)	(1)
Class T Shares	–	–	(66,051)	(36,136)	–	(471,872)	(57,541)	(17,728)
Net Decrease from Dividends and Distributions	(24,597)	(20,453)	(179,298)	(80,880)	(64,819)	(1,149,881)	(201,954)	(87,134)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For each year ended September 30	Fund		Fund		Fund		Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012	2013	2012(1)

Capital Share Transactions:
Shares Sold
Class A Shares	4,801	3,923	320,926	216,332	N/A	N/A	97,240	209,387
Class C Shares	724	1,066	84,782	62,186	N/A	N/A	3,681	371
Class D Shares	65,475	53,226	184,313	173,500	100,177	99,011	76,445	45,977
Class I Shares	52,079	59,761	729,080	630,599	N/A	N/A	93,670	35,485
Class N Shares	33,285	47,609	81,767	54,814	N/A	N/A	2,029	3,824
Class R Shares	N/A	N/A	81,500	33,798	N/A	N/A	N/A	N/A
Class S Shares	213	65	192,671	97,511	N/A	N/A	6,869	175
Class T Shares	130,454	131,860	846,758	796,188	284,063	288,963	325,273	281,398
Reinvested Dividends and Distributions
Class A Shares	60	84	14,860	5,789	N/A	N/A	24,767	30
Class C Shares	–	3	4,393	1,808	N/A	N/A	63	3
Class D Shares	14,312	11,941	29,272	18,429	40,346	657,912	109,208	65,444
Class I Shares	802	755	32,947	10,843	N/A	N/A	5,428	1,337
Class N Shares	445	–	2,979	–	N/A	N/A	547	–
Class R Shares	N/A	N/A	1,797	466	N/A	N/A	N/A	N/A
Class S Shares	3	4	6,911	1,804	N/A	N/A	83	1
Class T Shares	8,453	7,281	68,447	35,955	22,978	466,835	56,375	17,075
Shares Repurchased
Class A Shares	(4,556)	(4,315)	(201,368)	(78,107)	N/A	N/A	(326,913)	(7,068)
Class C Shares	(670)	(446)	(40,277)	(22,057)	N/A	N/A	(161)	(15)
Class D Shares	(201,894)	(185,347)	(157,283)	(140,928)	(513,619)	(443,487)	(119,507)	(86,472)
Class I Shares	(41,638)	(70,299)	(520,412)	(217,761)	N/A	N/A	(20,026)	(11,824)
Class N Shares	(42,573)	(6,902)	(41,551)	(1,074)	N/A	N/A	(775)	(1)
Class R Shares	N/A	N/A	(20,248)	(11,082)	N/A	N/A	N/A	N/A
Class S Shares	(64)	(47)	(72,561)	(24,712)	N/A	N/A	(1,600)	–
Class T Shares	(417,055)	(284,941)	(571,739)	(466,969)	(760,927)	(718,180)	(355,099)	(73,228)
Net Increase/(Decrease) from Capital Share Transactions	(397,344)	(234,719)	1,057,964	1,177,332	(826,982)	351,054	(22,403)	481,899
Net Increase in Net Assets	309,918	455,368	2,132,705	1,625,864	653,360	1,424,004	373,855	727,511
Net Assets:
Beginning of period	3,389,117	2,933,749	3,470,097	1,844,233	8,541,391	7,117,387	1,794,926	1,067,415
End of period	$3,699,035	$3,389,117	$5,602,802	$3,470,097	$9,194,751	$8,541,391	$2,168,781	$1,794,926

Undistributed Net Investment Income/(Loss)*	$17,332	$15,897	$(10,815)	$(8,624)	$31,786	$32,993	$(42)	$(5,484)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$27.01	$23.19	$25.10	$23.43	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.51	0.50	0.51	0.56	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	2.90	4.22	(1.14)	1.60	2.28
Total from Investment Operations	3.41	4.72	(0.63)	2.16	2.23
Less Distributions and Other:
Dividends (from net investment income)*	(0.50)	(0.49)	(0.50)	(0.49)	(0.11)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.31)	(0.90)	(1.28)	(0.49)	(0.11)
Net Asset Value, End of Period	$29.11	$27.01	$23.19	$25.10	$23.43
Total Return**	13.12%	20.70%	(2.85)%	9.30%	10.43%
Net Assets, End of Period (in thousands)	$765,049	$656,171	$526,178	$513,494	$314,935
Average Net Assets for the Period (in thousands)	$690,266	$610,115	$566,145	$436,234	$288,992
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.66%	1.87%	2.03%	2.37%	2.35%
Portfolio Turnover Rate	78%	84%	94%	76%	158%

Class A Shares

For a share outstanding during each year or period ended	Janus Contrarian Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.91	$11.29	$13.97	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.01	0.04	(0.06)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.65	2.58	(2.60)	2.28	1.28
Total from Investment Operations	4.66	2.62	(2.66)	2.29	1.26
Less Distributions:
Dividends (from net investment income)*	(0.09)	–	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.09)	–	(0.02)	–	–
Net Asset Value, End of Period	$18.48	$13.91	$11.29	$13.97	$11.68
Total Return**	33.67%	23.21%	(19.09)%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$25,397	$23,930	$33,491	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$24,023	$28,841	$64,181	$72,658	$76,549
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	0.91%	0.90%	1.06%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.85%	0.91%	0.90%(4)	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%	0.50%	0.30%	0.11%	(0.36)%
Portfolio Turnover Rate	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.87% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

130 | SEPTEMBER 30, 2013

Class A Shares

For a share outstanding during each year or period ended September 30 and	Janus Enterprise Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$64.53	$52.43	$52.14	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	0.12	(0.27)	(0.12)	(0.11)	–
Net gain/(loss) on investments (both realized and unrealized)	16.70	12.37	0.41	9.79	5.83
Total from Investment Operations	16.82	12.10	0.29	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$79.08	$64.53	$52.43	$52.14	$42.46
Total Return**	26.78%	23.08%	0.56%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$93,983	$70,811	$61,773	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$80,016	$69,350	$77,990	$76,703	$79,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.23%	1.05%	1.15%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.17%	1.04%	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	(0.39)%	(0.45)%	(0.41)%	(0.23)%
Portfolio Turnover Rate	17%	14%	19%	22%	41%

Class A Shares

For a share outstanding during each year or period
ended September 30 and the year ended July 31,	Janus Forty Fund
2009	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$38.43	$29.11	$31.00	$30.52	$29.27	$39.79
Income from Investment Operations:
Net investment income/(loss)	0.53	0.35	0.34	0.12	0.01	0.03
Net gain/(loss) on investments (both realized and unrealized)	6.98	9.12	(2.23)	0.36	1.24	(9.30)
Total from Investment Operations	7.51	9.47	(1.89)	0.48	1.25	(9.27)
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.15)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	(0.15)	(0.15)	–	–	–	(1.25)
Net Asset Value, End of Period	$45.79	$38.43	$29.11	$31.00	$30.52	$29.27
Total Return**	19.61%	32.66%	(6.10)%	1.57%	4.27%	(22.29)%
Net Assets, End of Period (in thousands)	$390,945	$425,598	$452,606	$854,798	$1,440,986	$1,328,541
Average Net Assets for the Period (in thousands)	$409,492	$437,738	$741,870	$956,800	$1,373,788	$1,060,695
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	1.00%	0.97%	1.09%	0.97%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.88%	0.97%	1.03%	0.97%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.71%	0.41%	0.35%	(0.17)%	(0.61)%	(0.11)%(6)
Portfolio Turnover Rate	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each year or period	Janus Fund
ended September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.74	$25.33	$26.81	$23.96	$20.86
Income from Investment Operations:
Net investment income/(loss)	(7.61)	0.11	0.11	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	13.41	6.44	(1.45)	2.83	3.09
Total from Investment Operations	5.80	6.55	(1.34)	2.88	3.10
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.14)	(0.14)	(0.03)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.21)	(0.14)	(0.14)	(0.03)	–
Net Asset Value, End of Period	$37.33	$31.74	$25.33	$26.81	$23.96
Total Return**	18.39%	25.96%	(5.08)%	12.03%	14.86%
Net Assets, End of Period (in thousands)	$17,579	$1,117,172	$851,546	$383,332	$4,237
Average Net Assets for the Period (in thousands)	$982,481	$986,388	$640,709	$159,151	$5,256
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	1.02%	1.07%	1.22%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.89%	0.98%(3)	1.06%	1.03%
Ratio of Net Investment Income to Average Net Assets***	0.65%	0.48%	0.41%	0.42%	0.09%
Portfolio Turnover Rate	46%	46%	90%	40%	60%

Class A Shares

	Janus Growth and
For a share outstanding during each year or period ended September 30	Income Fund(4)
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.28	$26.25	$28.50	$26.47	$23.24
Income from Investment Operations:
Net investment income/(loss)	0.70	0.34	0.27	0.25	0.03
Net gain/(loss) on investments (both realized and unrealized)	6.62	8.04	(2.25)	2.03	3.23
Total from Investment Operations	7.32	8.38	(1.98)	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(0.63)	(0.35)	(0.27)	(0.25)	(0.03)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.63)	(0.35)	(0.27)	(0.25)	(0.03)
Net Asset Value, End of Period	$40.97	$34.28	$26.25	$28.50	$26.47
Total Return**	21.56%	32.02%	(7.08)%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$25,749	$25,678	$20,936	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$22,648	$22,087	$22,536	$18,803	$19,612
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	1.00%	0.96%	1.04%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.97%	0.94%	1.00%	0.98%
Ratio of Net Investment Income to Average Net Assets***	2.08%	1.24%	0.92%	0.99%	0.31%
Portfolio Turnover Rate	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.98% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

132 | SEPTEMBER 30, 2013

Class A Shares

For a share outstanding during each year or period ended September 30 and	Janus Research Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.97	$25.85	$26.30	$22.49	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.19	0.10	0.19	0.09	0.02
Net gain/(loss) on investments (both realized and unrealized)	7.09	6.22	(0.47)	3.80	3.06
Total from Investment Operations	7.28	6.32	(0.28)	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.20)	(0.17)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.16)	(0.20)	(0.17)	(0.08)	–
Net Asset Value, End of Period	$39.09	$31.97	$25.85	$26.30	$22.49
Total Return**	22.86%	24.59%	(1.14)%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$16,229	$13,144	$10,941	$1,805	$88
Average Net Assets for the Period (in thousands)	$13,861	$12,582	$6,469	$700	$24
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	1.09%	0.90%	1.06%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	1.09%	0.90%	1.06%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.62%	0.35%	0.49%	0.35%	0.02%
Portfolio Turnover Rate	45%	64%	88%	69%	83%

Class A Shares

For a share outstanding during each year or period ended September 30	Janus Triton Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.03	$14.84	$14.67	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	0.02	(0.06)	(0.01)	(0.01)	0.03
Net gain/(loss) on investments (both realized and unrealized)	5.24	3.85	0.49	3.10	1.31
Total from Investment Operations	5.26	3.79	0.48	3.09	1.34
Less Distributions:
Dividends (from net investment income)*	(0.01)	–	–	(0.02)	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.86)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$22.43	$18.03	$14.84	$14.67	$11.60
Total Return**	30.43%	26.04%	3.05%	26.64%	13.06%
Net Assets, End of Period (in thousands)	$581,387	$334,176	$151,623	$40,333	$13,610
Average Net Assets for the Period (in thousands)	$478,210	$254,283	$123,437	$23,711	$11,470
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	1.13%	1.01%	1.07%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%(3)	1.13%(3)	1.01%(3)	1.07%(3)	1.33%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	(0.31)%	(0.26)%	(0.32)%	0.99%
Portfolio Turnover Rate	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.11% in 2013, 1.13% in 2012, 1.01% in 2011, 1.07% in 2010 and 1.33% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class A Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$60.33	$50.20	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.42)	(0.11)	0.04
Net gain/(loss) on investments (both realized and unrealized)	17.45	14.32	(10.50)
Total from Investment Operations	17.03	14.21	(10.46)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(6.65)	(4.08)	–
Total Distributions	(6.65)	(4.08)	–
Net Asset Value, End of Period	$70.71	$60.33	$50.20
Total Return**	31.76%	29.59%	(17.24)%
Net Assets, End of Period (in thousands)	$44,205	$209,254	$349
Average Net Assets for the Period (in thousands)	$243,045	$31,344	$217
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.14%	1.08%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.08%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.04)%	(0.48)%	(0.23)%
Portfolio Turnover Rate	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

134 | SEPTEMBER 30, 2013

Class C Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.93	$23.15	$25.08	$23.40	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.32	0.31	0.33	0.39	(0.09)
Net gain/(loss) on investments (both realized and unrealized)	2.88	4.22	(1.15)	1.61	2.25
Total from Investment Operations	3.20	4.53	(0.82)	2.00	2.16
Less Distributions and Other:
Dividends (from net investment income)*	(0.32)	(0.34)	(0.33)	(0.32)	(0.07)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.13)	(0.75)	(1.11)	(0.32)	(0.07)
Net Asset Value, End of Period	$29.00	$26.93	$23.15	$25.08	$23.40
Total Return**	12.30%	19.84%	(3.57)%	8.58%	10.13%
Net Assets, End of Period (in thousands)	$708,673	$538,591	$435,691	$412,414	$248,071
Average Net Assets for the Period (in thousands)	$597,677	$491,552	$463,476	$343,327	$208,912
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.65%	1.64%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.65%	1.63%	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.90%	1.13%	1.29%	1.66%	1.54%
Portfolio Turnover Rate	78%	84%	94%	76%	158%

Class C Shares

For a share outstanding during each year or period ended September 30	Janus Contrarian Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.59	$11.12	$13.84	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	(0.28)	(0.36)	(0.34)	(0.10)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	4.70	2.83	(2.38)	2.29	1.28
Total from Investment Operations	4.42	2.47	(2.72)	2.19	1.23
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$18.01	$13.59	$11.12	$13.84	$11.65
Total Return**	32.52%	22.21%	(19.65)%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$21,162	$19,148	$26,153	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$20,204	$22,509	$52,601	$65,635	$67,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.75%	1.62%	1.85%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.70%	1.62%(4)	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.62)%	(0.29)%	(0.43)%	(0.69)%	(1.12)%
Portfolio Turnover Rate	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.60% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended September 30 and	Janus Enterprise Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$62.98	$51.56	$51.65	$42.36	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.14)	(0.73)	(0.61)	(0.48)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	15.95	12.15	0.52	9.77	5.83
Total from Investment Operations	15.81	11.42	(0.09)	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$76.52	$62.98	$51.56	$51.65	$42.36
Total Return**	25.81%	22.15%	(0.17)%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$35,702	$25,271	$21,194	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$29,470	$24,529	$25,691	$22,965	$21,146
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.86%	1.96%	1.77%	1.96%	2.39%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.85%	1.92%	1.77%	1.93%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.59)%	(1.13)%	(1.18)%	(1.18)%	(0.98)%
Portfolio Turnover Rate	17%	14%	19%	22%	41%

Class C Shares

For a share outstanding during each year or period ended	Janus Forty Fund
September 30 and the year ended July 31, 2009	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$36.40	$27.65	$29.69	$29.44	$28.27	$38.78
Income from Investment Operations:
Net investment income/(loss)	(0.36)	(0.46)	(0.46)	(0.16)	(0.01)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	7.15	9.21	(1.58)	0.41	1.18	(9.16)
Total from Investment Operations	6.79	8.75	(2.04)	0.25	1.17	(9.26)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	–	–	–	–	–	(1.25)
Net Asset Value, End of Period	$43.19	$36.40	$27.65	$29.69	$29.44	$28.27
Total Return**	18.65%	31.65%	(6.87)%	0.85%	4.14%	(22.87)%
Net Assets, End of Period (in thousands)	$327,004	$341,806	$354,291	$612,674	$542,666	$488,278
Average Net Assets for the Period (in thousands)	$324,884	$354,737	$548,885	$613,080	$512,462	$386,072
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.65%	1.71%	1.77%	1.85%	1.75%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.63%	1.62%	1.77%	1.78%	1.75%	1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%	(0.34)%	(0.44)%	(1.00)%	(1.40)%	(0.87)%(6)
Portfolio Turnover Rate	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

136 | SEPTEMBER 30, 2013

Class C Shares

For a share outstanding during each year or period ended September 30 and	Janus Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.32	$25.06	$26.59	$23.90	$20.86
Income from Investment Operations:
Net investment income/(loss)	(0.24)	(0.14)	(0.14)	(0.13)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	5.80	6.40	(1.39)	2.82	3.09
Total from Investment Operations	5.56	6.26	(1.53)	2.69	3.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$36.88	$31.32	$25.06	$26.59	$23.90
Total Return**	17.75%	24.98%	(5.75)%	11.26%	14.57%
Net Assets, End of Period (in thousands)	$4,998	$5,498	$4,599	$5,687	$5,443
Average Net Assets for the Period (in thousands)	$4,814	$5,620	$5,722	$5,919	$5,221
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.69%	1.70%	1.96%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.63%	1.64%	1.70%(3)	1.78%	1.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.09)%	(0.29)%	(0.32)%	(0.48)%	(0.69)%
Portfolio Turnover Rate	46%	46%	90%	40%	60%

Class C Shares

	Janus Growth and
For a share outstanding during each year or period ended September 30 and	Income Fund(4)
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.13	$26.16	$28.43	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	0.36	0.11	0.07	0.06	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	6.60	8.00	(2.28)	2.05	3.21
Total from Investment Operations	6.96	8.11	(2.21)	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	(0.39)	(0.14)	(0.06)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.39)	(0.14)	(0.06)	(0.10)	–
Net Asset Value, End of Period	$40.70	$34.13	$26.16	$28.43	$26.42
Total Return**	20.53%	31.03%	(7.80)%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$13,964	$11,850	$10,060	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$12,399	$11,477	$9,952	$4,999	$4,673
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.82%	1.85%	1.70%	1.82%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.80%	1.72%	1.70%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	0.50%	0.17%	0.28%	(0.43)%
Portfolio Turnover Rate	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.70% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 137

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended September 30 and	Janus Research Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.45	$25.49	$26.08	$22.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	(0.07)	(0.06)	0.09	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	6.97	6.08	(0.57)	3.73	3.02
Total from Investment Operations	6.90	6.02	(0.48)	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	–	(0.06)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(0.06)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$38.35	$31.45	$25.49	$26.08	$22.44
Total Return**	21.94%	23.64%	(1.89)%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$2,498	$2,028	$1,127	$176	$69
Average Net Assets for the Period (in thousands)	$2,130	$1,635	$820	$133	$25
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.82%	1.67%	1.81%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.72%	1.82%	1.67%	1.81%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.14)%	(0.38)%	(0.28)%	(0.26)%	(0.47)%
Portfolio Turnover Rate	45%	64%	88%	69%	83%

Class C Shares

For a share outstanding during each year or period ended September 30	Janus Triton Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.65	$14.64	$14.60	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(0.06)	(0.13)	(0.06)	(0.06)	–
Net gain/(loss) on investments (both realized and unrealized)	5.05	3.74	0.41	3.06	1.34
Total from Investment Operations	4.99	3.61	0.35	3.00	1.34
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$21.79	$17.65	$14.64	$14.60	$11.60
Total Return**	29.48%	25.14%	2.16%	25.86%	13.06%
Net Assets, End of Period (in thousands)	$202,466	$117,035	$61,322	$15,778	$6,018
Average Net Assets for the Period (in thousands)	$160,080	$88,869	$49,099	$9,957	$4,585
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.85%	1.94%	1.80%	1.79%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.85%(3)	1.94%(3)	1.80%(3)	1.79%(3)	2.07%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.64)%	(1.12)%	(1.05)%	(1.03)%	(0.02)%
Portfolio Turnover Rate	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.85% in 2013, 1.94% in 2012, 1.80% in 2011, 1.78% in 2010 and 2.07% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

138 | SEPTEMBER 30, 2013

Class C Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$59.57	$49.97	$60.66
Income from Investment Operations:
Net investment income/(loss)	0.07	(0.14)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	16.28	13.82	(10.61)
Total from Investment Operations	16.35	13.68	(10.69)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(6.65)	(4.08)	–
Total Distributions	(6.65)	(4.08)	–
Net Asset Value, End of Period	$69.27	$59.57	$49.97
Total Return**	30.95%	28.62%	(17.62)%
Net Assets, End of Period (in thousands)	$4,469	$413	$36
Average Net Assets for the Period (in thousands)	$1,655	$108	$15
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.80%	1.75%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.80%	1.75%	2.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.51)%	(1.11)%	(1.47)%
Portfolio Turnover Rate	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Growth & Core Funds | 139

Financial Highlights  (continued)

Class D Shares

	Janus Balanced Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$27.03	$23.19	$25.10	$24.09
Income from Investment Operations:
Net investment income	0.56	0.56	0.56	0.41
Net gain/(loss) on investments (both realized and unrealized)	2.92	4.23	(1.15)	1.03
Total from Investment Operations	3.48	4.79	(0.59)	1.44
Less Distributions:
Dividends (from net investment income)*	(0.55)	(0.54)	(0.54)	(0.43)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–
Total Distributions	(1.36)	(0.95)	(1.32)	(0.43)
Net Asset Value, End of Period	$29.15	$27.03	$23.19	$25.10
Total Return**	13.40%	21.03%	(2.69)%	6.04%
Net Assets, End of Period (in thousands)	$1,288,565	$1,157,251	$962,089	$983,757
Average Net Assets for the Period (in thousands)	$1,212,029	$1,089,153	$1,039,223	$960,754
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.72%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.72%	0.72%	0.73%
Ratio of Net Investment Income to Average Net Assets***	1.87%	2.13%	2.22%	2.72%
Portfolio Turnover Rate	78%	84%	94%	76%

Class D Shares

	Janus Contrarian Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.98	$11.32	$14.01	$12.96
Income from Investment Operations:
Net investment income	0.07	0.12	0.01	0.05
Net gain/(loss) on investments (both realized and unrealized)	4.63	2.54	(2.66)	1.00
Total from Investment Operations	4.70	2.66	(2.65)	1.05
Less Distributions:
Dividends (from net investment income)*	(0.15)	–	(0.04)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.15)	–	(0.04)	–
Net Asset Value, End of Period	$18.53	$13.98	$11.32	$14.01
Total Return**	33.88%	23.51%	(18.96)%	8.10%
Net Assets, End of Period (in thousands)	$1,977,490	$1,599,671	$1,476,010	$2,134,011
Average Net Assets for the Period (in thousands)	$1,813,911	$1,613,932	$2,012,506	$2,113,716
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.66%	0.69%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.66%	0.69%(2)	0.80%
Ratio of Net Investment Income to Average Net Assets***	0.41%	0.75%	0.55%	0.52%
Portfolio Turnover Rate	66%	53%	130%	95%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.67% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

140 | SEPTEMBER 30, 2013

Class D Shares

	Janus Enterprise Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$65.07	$52.71	$52.30	$45.90
Income from Investment Operations:
Net investment income/(loss)	0.25	(0.05)	0.05	0.06
Net gain/(loss) on investments (both realized and unrealized)	16.90	12.41	0.36	6.34
Total from Investment Operations	17.15	12.36	0.41	6.40
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–
Total Distributions	(2.27)	–	–	–
Net Asset Value, End of Period	$79.95	$65.07	$52.71	$52.30
Total Return**	27.07%	23.45%	0.78%	13.94%
Net Assets, End of Period (in thousands)	$1,105,852	$914,181	$788,063	$814,176
Average Net Assets for the Period (in thousands)	$1,005,221	$897,574	$910,089	$774,796
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.83%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.83%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	(0.08)%	(0.23)%	(0.08)%
Portfolio Turnover Rate	17%	14%	19%	22%

Class D Shares

	Janus Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$31.89	$25.43	$26.83	$25.24
Income from Investment Operations:
Net investment income/(loss)	0.22	0.18	0.17	0.10
Net gain/(loss) on investments (both realized and unrealized)	5.76	6.45	(1.46)	1.49
Total from Investment Operations	5.98	6.63	(1.29)	1.59
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.17)	(0.11)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.27)	(0.17)	(0.11)	–
Net Asset Value, End of Period	$37.60	$31.89	$25.43	$26.83
Total Return**	18.92%	26.18%	(4.86)%	6.30%
Net Assets, End of Period (in thousands)	$5,260,579	$4,785,902	$4,119,798	$4,706,894
Average Net Assets for the Period (in thousands)	$4,928,021	$4,622,266	$4,895,030	$4,678,358
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.77%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.77%(2)	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.85%	0.69%	0.60%	0.61%
Portfolio Turnover Rate	46%	46%	90%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.77% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class D Shares

	Janus Growth and
	Income Fund(1)
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$34.29	$26.25	$28.50	$27.37
Income from Investment Operations:
Net investment income	0.75	0.41	0.31	0.27
Net gain/(loss) on investments (both realized and unrealized)	6.63	8.02	(2.24)	1.11
Total from Investment Operations	7.38	8.43	(1.93)	1.38
Less Distributions:
Dividends (from net investment income)*	(0.68)	(0.39)	(0.32)	(0.25)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.68)	(0.39)	(0.32)	(0.25)
Net Asset Value, End of Period	$40.99	$34.29	$26.25	$28.50
Total Return**	21.76%	32.23%	(6.93)%	5.09%
Net Assets, End of Period (in thousands)	$2,414,285	$2,125,471	$1,757,879	$1,783,138
Average Net Assets for the Period (in thousands)	$2,248,201	$2,046,072	$2,045,514	$1,787,046
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.83%
Ratio of Net Investment Income to Average Net Assets***	2.23%	1.42%	1.06%	1.56%
Portfolio Turnover Rate	33%	45%	65%	43%

Class D Shares

	Janus Research Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$32.19	$25.97	$26.35	$23.74
Income from Investment Operations:
Net investment income	0.27	0.17	0.18	0.13
Net gain/(loss) on investments (both realized and unrealized)	7.13	6.25	(0.41)	2.48
Total from Investment Operations	7.40	6.42	(0.23)	2.61
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.20)	(0.15)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.25)	(0.20)	(0.15)	–
Net Asset Value, End of Period	$39.34	$32.19	$25.97	$26.35
Total Return**	23.16%	24.83%	(0.95)%	10.99%
Net Assets, End of Period (in thousands)	$2,159,347	$1,878,272	$1,616,618	$1,753,887
Average Net Assets for the Period (in thousands)	$1,995,191	$1,825,046	$1,896,215	$1,700,352
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.86%	0.77%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.86%	0.76%	0.89%
Ratio of Net Investment Income to Average Net Assets***	0.85%	0.58%	0.58%	0.83%
Portfolio Turnover Rate	45%	64%	88%	69%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.
(2)	Period from February 16, 2010 (inception date) through September 30, 2010.

See Notes to Financial Statements.

142 | SEPTEMBER 30, 2013

Class D Shares

	Janus Triton Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$18.14	$14.88	$14.69	$12.38
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.03)	0.01	0.01
Net gain/(loss) on investments (both realized and unrealized)	5.29	3.89	0.49	2.30
Total from Investment Operations	5.35	3.86	0.50	2.31
Less Distributions:
Dividends (from net investment income)*	(0.05)	–	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–
Total Distributions	(0.90)	(0.60)	(0.31)	–
Net Asset Value, End of Period	$22.59	$18.14	$14.88	$14.69
Total Return**	30.79%	26.45%	3.19%	18.66%
Net Assets, End of Period (in thousands)	$827,017	$608,824	$454,229	$226,862
Average Net Assets for the Period (in thousands)	$705,383	$572,683	$429,320	$192,780
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.84%	0.82%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%(2)	0.84%(2)	0.82%(2)	0.83%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	(0.01)%	(0.06)%	(0.19)%
Portfolio Turnover Rate	39%	35%	42%	32%

Class D Shares

	Janus Twenty Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$62.64	$55.85	$60.37	$59.05
Income from Investment Operations:
Net investment income/(loss)	0.53	0.29	0.27	0.12
Net gain/(loss) on investments (both realized and unrealized)	11.56	15.77	(4.56)	1.20
Total from Investment Operations	12.09	16.06	(4.29)	1.32
Less Distributions:
Dividends (from net investment income)*	(0.52)	(0.11)	(0.23)	–
Distributions (from capital gains)*	–	(9.16)	–	–
Total Distributions	(0.52)	(9.27)	(0.23)	–
Net Asset Value, End of Period	$74.21	$62.64	$55.85	$60.37
Total Return**	19.46%	32.63%	(7.16)%(3)	2.24%
Net Assets, End of Period (in thousands)	$5,600,776	$5,080,754	$4,132,242	$4,904,660
Average Net Assets for the Period (in thousands)	$5,167,194	$4,792,688	$5,018,914	$4,970,013
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.70%	0.81%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.70%	0.81%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%	0.50%	0.45%	0.31%
Portfolio Turnover Rate	71%	12%	56%	35%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.83% in 2013, 0.84% in 2012, 0.82% in 2011 and 0.83% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for the year ended September 30, 2011.

See Notes to Financial Statements.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class D Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$60.63	$50.30	$47.12	$41.61
Income from Investment Operations:
Net investment income/(loss)	0.23	(0.20)	(0.01)	0.03
Net gain on investments (both realized and unrealized)	17.12	14.61	3.19	5.48
Total from Investment Operations	17.35	14.41	3.18	5.51
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(6.65)	(4.08)	–	–
Total Distributions	(6.65)	(4.08)	–	–
Net Asset Value, End of Period	$71.33	$60.63	$50.30	$47.12
Total Return**	32.16%	29.95%	6.75%	13.24%
Net Assets, End of Period (in thousands)	$1,332,186	$1,052,828	$846,012	$842,433
Average Net Assets for the Period (in thousands)	$1,141,628	$997,625	$966,040	$823,838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.83%	0.85%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.83%	0.85%(2)	0.87%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	(0.11)%	(0.20)%	(0.39)%
Portfolio Turnover Rate	92%	51%	54%	58%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.84% in 2011 and 0.85% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

144 | SEPTEMBER 30, 2013

Class I Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$27.02	$23.19	$25.09	$23.43	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.45	0.57	0.53	0.62	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.05	4.22	(1.09)	1.60	2.20
Total from Investment Operations	3.50	4.79	(0.56)	2.22	2.24
Less Distributions and Other:
Dividends (from net investment income)*	(0.56)	(0.55)	(0.56)	(0.56)	(0.12)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.37)	(0.96)	(1.34)	(0.56)	(0.12)
Net Asset Value, End of Period	$29.15	$27.02	$23.19	$25.09	$23.43
Total Return**	13.47%	21.02%	(2.56)%	9.57%	10.50%
Net Assets, End of Period (in thousands)	$966,885	$1,990,129	$1,631,889	$304,168	$104,063
Average Net Assets for the Period (in thousands)	$1,148,507	$1,846,745	$530,094	$223,843	$56,942
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.62%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.62%	0.65%	0.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.02%	2.16%	2.32%	2.67%	2.57%
Portfolio Turnover Rate	78%	84%	94%	76%	158%

Class I Shares

For a share outstanding during each year or period ended September 30	Janus Contrarian Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.98	$11.33	$14.01	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.11	0.12	(0.01)	0.05	–
Net gain/(loss) on investments (both realized and unrealized)	4.62	2.53	(2.61)	2.28	1.28
Total from Investment Operations	4.73	2.65	(2.62)	2.33	1.28
Less Distributions:
Dividends (from net investment income)*	(0.16)	–	(0.06)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.16)	–	(0.06)	(0.02)	–
Net Asset Value, End of Period	$18.55	$13.98	$11.33	$14.01	$11.70
Total Return**	34.09%	23.39%	(18.80)%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$85,000	$44,907	$58,036	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$69,116	$51,304	$115,103	$94,317	$27,329
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.52%	0.62%	0.65%	0.74%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.52%	0.62%	0.65%(4)	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.59%	0.80%	0.54%	0.42%	(0.13)%
Portfolio Turnover Rate	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.63% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$65.32	$52.86	$52.39	$42.51	$36.63
Income from Investment Operations:
Net investment income	0.29	0.05	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	17.03	12.41	0.31	9.77	5.83
Total from Investment Operations	17.32	12.46	0.47	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$80.37	$65.32	$52.86	$52.39	$42.51
Total Return**	27.23%	23.57%	0.90%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$490,913	$367,419	$344,500	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$415,493	$373,454	$464,985	$487,246	$395,409
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.75%	0.72%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.75%	0.72%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.53%	0.01%	(0.13)%	(0.01)%	0.16%
Portfolio Turnover Rate	17%	14%	19%	22%	41%

Class I Shares

For a share outstanding during each year or period
ended September 30 and the year ended July 31,	Janus Forty Fund
2009	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$38.72	$29.35	$31.19	$30.61	$29.34	$39.79
Income from Investment Operations:
Net investment income	0.79	0.36	0.41	–	0.02	0.09
Net gain/(loss) on investments (both realized and unrealized)	6.88	9.26	(2.25)	0.58	1.25	(9.29)
Total from Investment Operations	7.67	9.62	(1.84)	0.58	1.27	(9.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.25)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	(0.25)	(0.25)	–	–	–	(1.25)
Net Asset Value, End of Period	$46.14	$38.72	$29.35	$31.19	$30.61	$29.34
Total Return**	19.94%	33.00%	(5.90)%	1.89%	4.33%	(22.11)%
Net Assets, End of Period (in thousands)	$811,918	$1,033,018	$951,430	$1,891,800	$771,852	$688,074
Average Net Assets for the Period (in thousands)	$984,309	$989,708	$1,591,680	$1,607,834	$723,953	$512,019
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.55%	0.60%	0.74%	0.77%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.60%	0.74%	0.77%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%	0.70%	0.57%	(0.03)%	(0.31)%	0.15%(6)
Portfolio Turnover Rate	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

146 | SEPTEMBER 30, 2013

Class I Shares

For a share outstanding during each year or period ended September 30	Janus Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.91	$25.44	$26.87	$23.96	$20.86
Income from Investment Operations:
Net investment income	0.25	0.21	0.17	0.12	0.02
Net gain/(loss) on investments (both realized and unrealized)	5.76	6.45	(1.45)	2.82	3.08
Total from Investment Operations	6.01	6.66	(1.28)	2.94	3.10
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.19)	(0.15)	(0.03)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.29)	(0.19)	(0.15)	(0.03)	–
Net Asset Value, End of Period	$37.63	$31.91	$25.44	$26.87	$23.96
Total Return**	18.98%	26.30%	(4.83)%	12.28%	14.86%
Net Assets, End of Period (in thousands)	$140,367	$143,353	$147,597	$135,877	$25,857
Average Net Assets for the Period (in thousands)	$135,903	$156,600	$159,134	$93,710	$18,996
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.61%	0.63%	0.72%	0.86%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.63%	0.72%(3)	0.80%	0.71%
Ratio of Net Investment Income to Average Net Assets***	0.94%	0.73%	0.67%	0.67%	0.31%
Portfolio Turnover Rate	46%	46%	90%	40%	60%

Class I Shares

	Janus Growth and
For a share outstanding during each year or period ended September 30	Income Fund(4)
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.29	$26.25	$28.50	$26.48	$23.24
Income from Investment Operations:
Net investment income	0.77	0.46	0.35	0.36	0.04
Net gain/(loss) on investments (both realized and unrealized)	6.65	7.99	(2.26)	2.01	3.24
Total from Investment Operations	7.42	8.45	(1.91)	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(0.71)	(0.41)	(0.34)	(0.35)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.71)	(0.41)	(0.34)	(0.35)	(0.04)
Net Asset Value, End of Period	$41.00	$34.29	$26.25	$28.50	$26.48
Total Return**	21.88%	32.31%	(6.85)%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$31,066	$23,999	$23,016	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$25,489	$25,945	$57,356	$44,786	$2,059
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.76%	0.71%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.72%	0.70%	0.72%	0.67%
Ratio of Net Investment Income to Average Net Assets***	2.33%	1.48%	1.18%	1.49%	0.42%
Portfolio Turnover Rate	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.72% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 147

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended September 30	Janus Research Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$32.18	$25.97	$26.38	$22.50	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.30	0.21	0.19	0.18	–
Net gain/(loss) on investments (both realized and unrealized)	7.13	6.23	(0.41)	3.78	3.09
Total from Investment Operations	7.43	6.44	(0.22)	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.23)	(0.19)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.28)	(0.23)	(0.19)	(0.08)	–
Net Asset Value, End of Period	$39.33	$32.18	$25.97	$26.38	$22.50
Total Return**	23.28%	24.95%	(0.92)%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$139,452	$101,806	$91,170	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$128,180	$109,409	$88,419	$42,421	$794
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.78%	0.67%	0.79%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.78%	0.67%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.91%	0.67%	0.69%	0.86%	(0.57)%
Portfolio Turnover Rate	45%	64%	88%	69%	83%

Class I Shares

For a share outstanding during each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.21	$14.93	$14.72	$11.63	$10.26
Income from Investment Operations:
Net investment income/(loss)	0.07	(0.03)	0.01	0.04	0.01
Net gain/(loss) on investments (both realized and unrealized)	5.32	3.91	0.51	3.09	1.36
Total from Investment Operations	5.39	3.88	0.52	3.13	1.37
Less Distributions:
Dividends (from net investment income)*	(0.07)	–	–	(0.04)	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.92)	(0.60)	(0.31)	(0.04)	–
Net Asset Value, End of Period	$22.68	$18.21	$14.93	$14.72	$11.63
Total Return**	30.91%	26.50%	3.32%	26.96%	13.35%
Net Assets, End of Period (in thousands)	$1,312,895	$807,407	$299,600	$74,640	$4,377
Average Net Assets for the Period (in thousands)	$1,123,056	$590,777	$221,851	$23,645	$1,277
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.79%	0.75%	0.71%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%(3)	0.79%(3)	0.75%(3)	0.71%(3)	0.97%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.04%	0.01%	0.01%	0.73%
Portfolio Turnover Rate	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.76% in 2013, 0.79% in 2012, 0.75% in 2011, 0.71% in 2010 and 0.97% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

148 | SEPTEMBER 30, 2013

Class I Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$60.61	$50.25	$60.66
Income from Investment Operations:
Net investment income/(loss)	0.24	(0.14)	0.02
Net gain/(loss) on investments (both realized and unrealized)	17.17	14.58	(10.43)
Total from Investment Operations	17.41	14.44	(10.41)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(6.65)	(4.08)	–
Total Distributions	(6.65)	(4.08)	–
Net Asset Value, End of Period	$71.37	$60.61	$50.25
Total Return**	32.28%	30.04%	(17.16)%
Net Assets, End of Period (in thousands)	$128,788	$29,810	$1,557
Average Net Assets for the Period (in thousands)	$77,403	$21,852	$388
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.72%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.72%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	(0.03)%	(0.08)%
Portfolio Turnover Rate	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Growth & Core Funds | 149

Financial Highlights  (continued)

Class N Shares

	Janus Balanced Fund		Janus Enterprise Fund
For a share outstanding during the year or period ended September 30	2013	2012(1)	2013	2012(2)

Net Asset Value, Beginning of Period	$27.01	$25.46	$65.32	$61.87
Income from Investment Operations:
Net investment income/(loss)	0.77	0.17	0.29	0.01
Net gain on investments (both realized and unrealized)	2.74	1.67	17.07	3.44
Total from Investment Operations	3.51	1.84	17.36	3.45
Less Distributions:
Dividends (from net investment income)*	(0.59)	(0.29)	–	–
Distributions (from capital gains)*	(0.81)	–	(2.27)	–
Total Distributions	(1.40)	(0.29)	(2.27)	–
Net Asset Value, End of Period	$29.12	$27.01	$80.41	$65.32
Total Return**	13.52%	7.25%	27.30%	5.58%
Net Assets, End of Period (in thousands)	$1,432,413	$7,610	$12,196	$2,354
Average Net Assets for the Period (in thousands)	$1,029,152	$483	$8,864	$254
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.82%	0.68%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.77%	0.68%	0.92%
Ratio of Net Investment Income to Average Net Assets***	1.89%	2.98%	0.57%	0.37%
Portfolio Turnover Rate	78%	84%	17%	14%

Class N Shares

	Janus Forty Fund		Janus Fund
For a share outstanding during the year or period ended September 30	2013	2012(1)	2013	2012(1)

Net Asset Value, Beginning of Period	$38.73	$35.26	$31.92	$29.54
Income from Investment Operations:
Net investment income/(loss)	0.28	0.02	(1.56)	0.04
Net gain on investments (both realized and unrealized)	7.43	3.45	7.59	2.34
Total from Investment Operations	7.71	3.47	6.03	2.38
Less Distributions:
Dividends (from net investment income)*	(0.29)	–	(0.34)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.29)	–	(0.34)	–
Net Asset Value, End of Period	$46.15	$38.73	$37.61	$31.92
Total Return**	20.03%	9.84%	19.08%	8.06%
Net Assets, End of Period (in thousands)	$23,029	$1,347	$26,202	$24,587
Average Net Assets for the Period (in thousands)	$23,323	$176	$202,860	$17,258
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.47%	0.52%	0.52%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.47%	0.52%	0.52%	0.55%
Ratio of Net Investment Income to Average Net Assets***	0.89%	1.43%	1.33%	0.91%
Portfolio Turnover Rate	43%	9%	46%	46%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from July 12, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

150 | SEPTEMBER 30, 2013

Class N Shares

	Janus Research Fund		Janus Triton Fund
For a share outstanding during the year or period ended September 30	2013	2012(1)	2013	2012(1)

Net Asset Value, Beginning of Period	$32.19	$29.83	$18.22	$17.42
Income from Investment Operations:
Net investment income/(loss)	0.34	0.06	0.10	(0.02)
Net gain on investments (both realized and unrealized)	7.12	2.30	5.29	0.82
Total from Investment Operations	7.46	2.36	5.39	0.80
Less Distributions:
Dividends (from net investment income)*	(0.33)	–	(0.08)	–
Distributions (from capital gains)*	–	–	(0.85)	–
Total Distributions	(0.33)	–	(0.93)	–
Net Asset Value, End of Period	$39.32	$32.19	$22.68	$18.22
Total Return**	23.37%	7.91%	30.95%	4.59%
Net Assets, End of Period (in thousands)	$44,056	$43,412	$120,673	$54,877
Average Net Assets for the Period (in thousands)	$47,040	$33,804	$91,626	$23,040
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.56%	0.56%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%	0.56%	0.68%(2)	0.72%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	0.81%	0.47%	(0.09)%
Portfolio Turnover Rate	45%	64%	39%	35%

Class N Shares

	Janus Venture Fund
For a share outstanding during the year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$60.62	$56.72
Income from Investment Operations:
Net investment income/(loss)	0.29	(0.02)
Net gain on investments (both realized and unrealized)	17.17	3.92
Total from Investment Operations	17.46	3.90
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(6.65)	–
Total Distributions	(6.65)	–
Net Asset Value, End of Period	$71.43	$60.62
Total Return**	32.37%	6.88%
Net Assets, End of Period (in thousands)	$6,736	$3,807
Average Net Assets for the Period (in thousands)	$5,487	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	(0.58)%
Portfolio Turnover Rate	92%	51%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.68% in 2013 and 0.72% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 151

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.95	$23.15	$25.08	$23.41	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.40	0.41	0.41	0.47	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	2.89	4.22	(1.15)	1.60	2.24
Total from Investment Operations	3.29	4.63	(0.74)	2.07	2.18
Less Distributions and Other:
Dividends (from net investment income)*	(0.40)	(0.42)	(0.41)	(0.40)	(0.08)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.21)	(0.83)	(1.19)	(0.40)	(0.08)
Net Asset Value, End of Period	$29.03	$26.95	$23.15	$25.08	$23.41
Total Return**	12.68%	20.32%	(3.28)%	8.90%	10.25%
Net Assets, End of Period (in thousands)	$279,905	$235,356	$156,098	$120,585	$49,678
Average Net Assets for the Period (in thousands)	$258,708	$202,808	$150,156	$83,466	$39,380
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.33%	1.34%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.33%	1.34%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.27%	1.51%	1.62%	1.96%	1.88%
Portfolio Turnover Rate	78%	84%	94%	76%	158%

Class R Shares

For a share outstanding during each year or period ended September 30 and	Janus Contrarian Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.76	$11.21	$13.91	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	(0.16)	(0.07)	(0.11)	(0.02)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.72	2.62	(2.59)	2.26	1.28
Total from Investment Operations	4.56	2.55	(2.70)	2.24	1.25
Less Distributions:
Dividends (from net investment income)*	(0.01)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.01)	–	–	–	–
Net Asset Value, End of Period	$18.31	$13.76	$11.21	$13.91	$11.67
Total Return**	33.12%	22.75%	(19.41)%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$1,634	$1,877	$2,506	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$1,715	$2,053	$3,679	$3,256	$2,682
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.25%	1.24%	1.30%	1.43%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%	1.24%	1.30%(4)	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	0.15%	(0.07)%	(0.30)%	(0.68)%
Portfolio Turnover Rate	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.28% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

152 | SEPTEMBER 30, 2013

Class R Shares

For a share outstanding during each year or period ended September 30 and	Janus Enterprise Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$63.83	$52.01	$51.93	$42.41	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.12)	(0.65)	(0.34)	(0.24)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	16.49	12.47	0.42	9.76	5.83
Total from Investment Operations	16.37	11.82	0.08	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$77.93	$63.83	$52.01	$51.93	$42.41
Total Return**	26.36%	22.73%	0.15%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$60,299	$48,109	$49,505	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$53,140	$53,330	$59,371	$48,548	$41,524
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.43%	1.44%	1.43%	1.47%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%	1.44%	1.43%	1.47%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	(0.67)%	(0.83)%	(0.72)%	(0.58)%
Portfolio Turnover Rate	17%	14%	19%	22%	41%

Class R Shares

For a share outstanding during each year or period ended	Janus Forty Fund
September 30 and the year ended July 31, 2009	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$37.14	$28.14	$30.11	$29.76	$28.56	$39.07
Income from Investment Operations:
Net investment income/(loss)	0.05	(0.08)	(0.06)	(0.04)	–	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	7.06	9.11	(1.91)	0.39	1.20	(9.24)
Total from Investment Operations	7.11	9.03	(1.97)	0.35	1.20	(9.26)
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.03)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	–	(0.03)	–	–	–	(1.25)
Net Asset Value, End of Period	$44.25	$37.14	$28.14	$30.11	$29.76	$28.56
Total Return**	19.14%	32.12%	(6.54)%	1.18%	4.20%	(22.69)%
Net Assets, End of Period (in thousands)	$161,383	$181,124	$188,830	$241,690	$159,146	$144,400
Average Net Assets for the Period (in thousands)	$164,019	$189,329	$247,138	$203,710	$151,006	$98,570
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.27%	1.42%	1.46%	1.41%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.27%	1.42%	1.46%	1.41%	1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	0.01%	(0.09)%	(0.66)%	(1.05)%	(0.58)%(6)
Portfolio Turnover Rate	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 153

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each year or period ended September 30 and	Janus Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.54	$25.22	$26.68	$23.91	$20.86
Income from Investment Operations:
Net investment income/(loss)	0.03	(0.04)	0.01	(0.02)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	5.71	6.44	(1.47)	2.79	3.07
Total from Investment Operations	5.74	6.40	(1.46)	2.77	3.05
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.08)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.02)	(0.08)	–	–	–
Net Asset Value, End of Period	$37.26	$31.54	$25.22	$26.68	$23.91
Total Return**	18.21%	25.44%	(5.47)%	11.59%	14.62%
Net Assets, End of Period (in thousands)	$3,259	$2,427	$2,175	$1,299	$781
Average Net Assets for the Period (in thousands)	$2,801	$2,600	$1,644	$1,097	$776
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.28%	1.29%	1.37%	1.47%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.28%	1.29%	1.37%(3)	1.47%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	0.07%	0.00%	(0.10)%	(0.34)%
Portfolio Turnover Rate	46%	46%	90%	40%	60%

Class R Shares

	Janus Growth and
For a share outstanding during each year or period ended September 30 and	Income Fund(4)
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.22	$26.22	$28.48	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	0.52	0.22	0.12	0.15	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	6.61	8.00	(2.23)	2.03	3.23
Total from Investment Operations	7.13	8.22	(2.11)	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	(0.50)	(0.22)	(0.15)	(0.15)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.50)	(0.22)	(0.15)	(0.15)	(0.01)
Net Asset Value, End of Period	$40.85	$34.22	$26.22	$28.48	$26.45
Total Return**	21.02%	31.42%	(7.49)%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$2,685	$2,382	$1,931	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$2,518	$2,355	$2,691	$2,026	$1,853
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.39%	1.40%	1.39%	1.44%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.39%	1.40%	1.39%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.64%	0.82%	0.46%	0.58%	(0.14)%
Portfolio Turnover Rate	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.37% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

154 | SEPTEMBER 30, 2013

Class R Shares

For a share outstanding during each year or period ended September 30	Janus Triton Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.91	$14.78	$14.68	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	0.01	(0.05)	(0.04)	(0.04)	0.01
Net gain on investments (both realized and unrealized)	5.15	3.78	0.45	3.08	1.37
Total from Investment Operations	5.16	3.73	0.41	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$22.22	$17.91	$14.78	$14.68	$11.64
Total Return**	30.02%	25.73%	2.57%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$125,829	$43,169	$16,032	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$78,346	$27,890	$13,079	$2,304	$983
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.43%	1.45%	1.43%	1.46%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%(3)	1.45%(3)	1.43%(3)	1.45%(3)	1.80%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	(0.62)%	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.43% in 2013, 1.45% in 2012, 1.43% in 2011, 1.45% in 2010 and 1.80% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 155

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$27.01	$23.19	$25.11	$23.42	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.47	0.47	0.47	0.51	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	2.90	4.23	(1.15)	1.62	2.26
Total from Investment Operations	3.37	4.70	(0.68)	2.13	2.20
Less Distributions and Other:
Dividends (from net investment income)*	(0.46)	(0.47)	(0.46)	(0.44)	(0.09)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.27)	(0.88)	(1.24)	(0.44)	(0.09)
Net Asset Value, End of Period	$29.11	$27.01	$23.19	$25.11	$23.42
Total Return**	12.97%	20.60%	(3.03)%	9.17%	10.33%
Net Assets, End of Period (in thousands)	$837,535	$789,572	$614,608	$618,469	$502,602
Average Net Assets for the Period (in thousands)	$811,115	$722,713	$664,970	$583,340	$480,565
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.08%	1.09%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.08%	1.09%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.52%	1.77%	1.86%	2.20%	2.15%
Portfolio Turnover Rate	78%	84%	94%	76%	158%

Class S Shares

For a share outstanding during each year or period ended September 30	Janus Contrarian Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.87	$11.27	$13.96	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	(0.05)	0.04	(0.11)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.69	2.56	(2.58)	2.27	1.28
Total from Investment Operations	4.64	2.60	(2.69)	2.28	1.26
Less Distributions:
Dividends (from net investment income)*	(0.03)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.03)	–	–	–	–
Net Asset Value, End of Period	$18.48	$13.87	$11.27	$13.96	$11.68
Total Return**	33.50%	23.07%	(19.27)%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$2,022	$2,598	$2,662	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$1,850	$2,688	$5,556	$7,644	$4,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.00%	1.06%	1.18%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.99%	1.06%(4)	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.42%	0.11%	(0.02)%	(0.46)%
Portfolio Turnover Rate	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.03% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

156 | SEPTEMBER 30, 2013

Class S Shares

For a share outstanding during each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$64.36	$52.31	$52.09	$42.45	$36.63
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.33)	(0.20)	(0.15)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	16.65	12.38	0.42	9.79	5.84
Total from Investment Operations	16.71	12.05	0.22	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$78.80	$64.36	$52.31	$52.09	$42.45
Total Return**	26.68%	23.04%	0.42%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$252,212	$196,402	$186,891	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$216,096	$192,030	$226,170	$213,868	$215,750
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.19%	1.18%	1.22%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.19%	1.18%	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	(0.41)%	(0.58)%	(0.48)%	(0.34)%
Portfolio Turnover Rate	17%	14%	19%	22%	41%

Class S Shares

For a share outstanding during each year or
period ended September 30 and the year ended	Janus Forty Fund
July 31, 2009	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$37.89	$28.68	$30.60	$30.17	$28.94	$39.47
Income from Investment Operations:
Net investment income/(loss)	0.30	0.09	0.06	(0.02)	–	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	7.07	9.20	(1.98)	0.45	1.23	(9.27)
Total from Investment Operations	7.37	9.29	(1.92)	0.43	1.23	(9.28)
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.08)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	(0.10)	(0.08)	–	–	–	(1.25)
Net Asset Value, End of Period	$45.16	$37.89	$28.68	$30.60	$30.17	$28.94
Total Return**	19.49%	32.47%	(6.27)%	1.43%	4.25%	(22.51)%
Net Assets, End of Period (in thousands)	$1,423,516	$1,692,436	$1,904,767	$2,994,743	$2,878,790	$2,821,241
Average Net Assets for the Period (in thousands)	$1,581,421	$1,831,407	$2,870,863	$2,964,526	$2,835,097	$2,383,060
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	1.02%	1.17%	1.20%	1.16%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	1.00%	1.17%	1.20%	1.16%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%	0.28%	0.16%	(0.42)%	(0.80)%	(0.34)%(6)
Portfolio Turnover Rate	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 157

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended September 30 and	Janus Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.84	$25.35	$26.77	$23.95	$20.86
Income from Investment Operations:
Net investment income	0.14	0.09	0.06	0.01	–
Net gain/(loss) on investments (both realized and unrealized)	5.75	6.44	(1.46)	2.81	3.09
Total from Investment Operations	5.89	6.53	(1.40)	2.82	3.09
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.04)	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.08)	(0.04)	(0.02)	–	–
Net Asset Value, End of Period	$37.65	$31.84	$25.35	$26.77	$23.95
Total Return**	18.55%	25.79%	(5.25)%	11.77%	14.81%
Net Assets, End of Period (in thousands)	$41,000	$43,993	$60,817	$76,034	$84,350
Average Net Assets for the Period (in thousands)	$41,378	$54,961	$76,115	$79,758	$85,637
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.03%	1.14%	1.25%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	1.02%	1.14%(3)	1.25%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.55%	0.32%	0.23%	0.04%	(0.08)%
Portfolio Turnover Rate	46%	46%	90%	40%	60%

Class S Shares

	Janus Growth and
For a share outstanding during each year or period ended September 30	Income Fund(4)
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.29	$26.26	$28.51	$26.46	$23.24
Income from Investment Operations:
Net investment income	0.63	0.32	0.21	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	6.62	8.00	(2.25)	2.03	3.23
Total from Investment Operations	7.25	8.32	(2.04)	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	(0.58)	(0.29)	(0.21)	(0.20)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.58)	(0.29)	(0.21)	(0.20)	(0.02)
Net Asset Value, End of Period	$40.96	$34.29	$26.26	$28.51	$26.46
Total Return**	21.33%	31.76%	(7.26)%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$38,526	$37,945	$46,970	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$38,196	$46,185	$62,132	$63,457	$66,895
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.14%	1.13%	1.15%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.13%	1.15%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.89%	1.06%	0.71%	0.81%	0.10%
Portfolio Turnover Rate	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.14% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

158 | SEPTEMBER 30, 2013

Class S Shares

For a share outstanding during each year or period ended September 30 and	Janus Research Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.88	$25.82	$26.21	$22.46	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.18	0.06	0.02	0.13	–
Net gain/(loss) on investments (both realized and unrealized)	7.05	6.21	(0.36)	3.70	3.05
Total from Investment Operations	7.23	6.27	(0.34)	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.21)	(0.05)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.15)	(0.21)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$38.96	$31.88	$25.82	$26.21	$22.46
Total Return**	22.77%	24.41%	(1.32)%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$839	$538	$416	$13	$11
Average Net Assets for the Period (in thousands)	$724	$511	$145	$17	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.20%	1.10%	1.25%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.06%	1.20%	1.10%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%	0.24%	0.31%	0.38%	(0.24)%
Portfolio Turnover Rate	45%	64%	88%	69%	83%

Class S Shares

For a share outstanding during each year or period ended September 30	Janus Triton Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.96	$14.79	$14.65	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	0.03	(0.04)	–	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	5.20	3.81	0.45	3.10	1.33
Total from Investment Operations	5.23	3.77	0.45	3.07	1.34
Less Distributions:
Dividends (from net investment income)*	(0.02)	–	–	(0.02)	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.87)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$22.32	$17.96	$14.79	$14.65	$11.60
Total Return**	30.37%	25.99%	2.85%	26.45%	13.06%
Net Assets, End of Period (in thousands)	$294,312	$115,486	$30,983	$6,444	$3,845
Average Net Assets for the Period (in thousands)	$211,261	$76,974	$20,684	$5,740	$2,245
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.20%	1.18%	1.23%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%(3)	1.20%(3)	1.18%(3)	1.23%(3)	1.57%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	(0.37)%	(0.43)%	(0.48)%	0.70%
Portfolio Turnover Rate	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.18% in 2013, 1.20% in 2012, 1.18% in 2011, 1.23% in 2010 and 1.57% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 159

Financial Highlights  (continued)

Class S Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$60.26	$50.16	$60.66
Income from Investment Operations:
Net investment income/(loss)	0.09	(0.08)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	16.87	14.26	(10.49)
Total from Investment Operations	16.96	14.18	(10.50)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(6.65)	(4.08)	–
Total Distributions	(6.65)	(4.08)	–
Net Asset Value, End of Period	$70.57	$60.26	$50.16
Total Return**	31.67%	29.55%	(17.31)%
Net Assets, End of Period (in thousands)	$6,069	$189	$8
Average Net Assets for the Period (in thousands)	$2,060	$37	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	(0.53)%	(0.59)%
Portfolio Turnover Rate	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

160 | SEPTEMBER 30, 2013

Class T Shares

For a share outstanding during each year or
period ended September 30 and each year	Janus Balanced Fund
ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$27.02	$23.19	$25.10	$23.42	$20.58	$27.00
Income from Investment Operations:
Net investment income/(loss)	0.53	0.54	0.51	0.58	0.36	0.59
Net gain/(loss) on investments (both realized and unrealized)	2.92	4.22	(1.13)	1.61	3.80	(5.58)
Total from Investment Operations	3.45	4.76	(0.62)	2.19	4.16	(4.99)
Less Distributions and Other:
Dividends (from net investment income)*	(0.53)	(0.52)	(0.51)	(0.51)	(0.74)	(0.59)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	(0.58)	(0.84)
Return of capital	N/A	N/A	N/A	N/A	–(2)	N/A
Total Distributions and Other	(1.34)	(0.93)	(1.29)	(0.51)	(1.32)	(1.43)
Net Asset Value, End of Period	$29.13	$27.02	$23.19	$25.10	$23.42	$20.58
Total Return**	13.27%	20.88%	(2.78)%	9.43%	21.56%	(19.34)%
Net Assets, End of Period (in thousands)	$3,979,849	$3,548,410	$3,066,279	$2,957,642	$3,438,753	$2,361,537
Average Net Assets for the Period (in thousands)	$3,721,640	$3,387,942	$3,227,273	$3,136,111	$2,749,762	$2,733,572
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.83%	0.83%	0.82%	0.82%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.83%	0.83%	0.82%	0.82%	0.79%
Ratio of Net Investment Income to Average Net Assets***	1.77%	2.02%	2.11%	2.43%	2.72%	2.42%
Portfolio Turnover Rate	78%	84%	94%	76%	158%	109%

Class T Shares

For a share outstanding during each year or period
ended September 30 and each year ended	Janus Contrarian Fund
October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$13.96	$11.31	$14.00	$11.69	$10.90	$21.19
Income from Investment Operations:
Net investment income/(loss)	0.05	0.09	(0.04)	–	–	0.07
Net gain/(loss) on investments (both realized and unrealized)	4.63	2.56	(2.62)	2.32	1.22	(9.40)
Total from Investment Operations	4.68	2.65	(2.66)	2.32	1.22	(9.33)
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	–	(0.03)	(0.01)	(0.05)	(0.08)
Distributions (from capital gains)*	–	–	–	–	(0.37)	(0.88)
Return of capital	N/A	N/A	N/A	N/A	(0.01)	N/A
Total Distributions and Other	(0.13)	–	(0.03)	(0.01)	(0.43)	(0.96)
Net Asset Value, End of Period	$18.51	$13.96	$11.31	$14.00	$11.69	$10.90
Total Return**	33.76%	23.43%	(19.04)%	19.81%	12.35%	(46.02)%
Net Assets, End of Period (in thousands)	$985,916	$769,713	$849,035	$1,701,378	$3,655,102	$3,927,985
Average Net Assets for the Period (in thousands)	$894,444	$838,592	$1,474,114	$2,454,799	$3,398,196	$7,251,667
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.75%	0.81%	0.91%	1.01%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.74%	0.81%(3)	0.91%	1.00%(3)	1.00%
Ratio of Net Investment Income to Average Net Assets***	0.34%	0.67%	0.40%	0.16%	0.02%	0.43%
Portfolio Turnover Rate	66%	53%	130%	95%	80%	52%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Return of capital aggregated less than $0.01 on a per share basis.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.78% in 2011 and 0.98% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 161

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period
ended September 30 and each year ended	Janus Enterprise Fund
October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$64.92	$52.63	$52.27	$42.50	$35.71	$59.39
Income from Investment Operations:
Net investment income/(loss)	0.21	(0.12)	(0.03)	(0.04)	(0.01)	0.05
Net gain/(loss) on investments (both realized and unrealized)	16.85	12.41	0.39	9.81	6.80	(23.73)
Total from Investment Operations	17.06	12.29	0.36	9.77	6.79	(23.68)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–	–
Total Distributions	(2.27)	–	–	–	–	–
Net Asset Value, End of Period	$79.71	$64.92	$52.63	$52.27	$42.50	$35.71
Total Return**	27.00%	23.35%	0.69%	22.99%	19.01%	(39.87)%
Net Assets, End of Period (in thousands)	$1,068,048	$826,846	$723,261	$816,087	$1,521,578	$1,397,516
Average Net Assets for the Period (in thousands)	$938,951	$814,223	$900,476	$1,074,011	$1,335,838	$2,025,505
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.94%	0.93%	0.95%	0.99%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.94%	0.93%	0.95%	0.98%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	(0.16)%	(0.34)%	(0.23)%	(0.09)%	0.04%
Portfolio Turnover Rate	17%	14%	19%	22%	41%	69%

Class T Shares

For a share outstanding during each year or period ended	Janus Forty Fund
September 30 and the period ended July 31, 2009	2013	2012	2011	2010	2009(2)	2009(3)

Net Asset Value, Beginning of Period	$38.02	$28.83	$30.69	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	0.48	0.17	0.15	0.02	(0.09)	0.09
Net gain/(loss) on investments (both realized and unrealized)	6.99	9.23	(2.01)	0.49	1.32	2.99
Total from Investment Operations	7.47	9.40	(1.86)	0.51	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.21)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.22)	(0.21)	–	–	–	–
Net Asset Value, End of Period	$45.27	$38.02	$28.83	$30.69	$30.18	$28.95
Total Return**	19.74%	32.79%	(6.06)%	1.69%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$36,961	$53,755	$31,178	$29,048	$375	$1
Average Net Assets for the Period (in thousands)	$52,021	$41,299	$38,574	$10,232	$76	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.76%	0.92%	1.02%	0.95%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.75%	0.92%	1.02%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.84%	0.54%	0.40%	(0.11)%	(0.80)%	1.38%(4)
Portfolio Turnover Rate	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

162 | SEPTEMBER 30, 2013

Class T Shares

For a share outstanding during each year or
period ended September 30 and each year	Janus Fund
ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$31.90	$25.42	$26.82	$23.95	$20.35	$33.66
Income from Investment Operations:
Net investment income	0.28	0.18	0.16	0.09	0.11	0.18
Net gain/(loss) on investments (both realized and unrealized)	5.69	6.43	(1.50)	2.80	3.76	(13.33)
Total from Investment Operations	5.97	6.61	(1.34)	2.89	3.87	(13.15)
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)	(0.16)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)	(0.16)
Net Asset Value, End of Period	$37.68	$31.90	$25.42	$26.82	$23.95	$20.35
Total Return**	18.83%	26.07%	(5.01)%	12.06%	19.35%	(39.24)%
Net Assets, End of Period (in thousands)	$1,638,769	$1,987,992	$2,032,008	$2,800,369	$8,100,358	$7,528,294
Average Net Assets for the Period (in thousands)	$1,591,600	$2,149,222	$2,583,683	$5,138,181	$7,312,389	$10,973,577
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.78%	0.89%	0.94%	0.89%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.78%	0.89%(2)	0.94%	0.88%	0.87%
Ratio of Net Investment Income to Average Net Assets***	0.75%	0.58%	0.48%	0.21%	0.49%	0.60%
Portfolio Turnover Rate	46%	46%	90%	40%	60%	95%

Class T Shares

For a share outstanding during each year or	Janus Growth and
period ended September 30 and each year	Income Fund(3)
ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$34.28	$26.25	$28.50	$26.47	$21.90	$44.20
Income from Investment Operations:
Net investment income	0.72	0.38	0.28	0.28	0.28	0.38
Net gain/(loss) on investments (both realized and unrealized)	6.63	8.01	(2.25)	2.03	4.56	(17.92)
Total from Investment Operations	7.35	8.39	(1.97)	2.31	4.84	(17.54)
Less Distributions:
Dividends (from net investment income)*	(0.66)	(0.36)	(0.28)	(0.28)	(0.27)	(0.49)
Distributions (from capital gains)*	–	–	–	–	–	(4.27)
Total Distributions	(0.66)	(0.36)	(0.28)	(0.28)	(0.27)	(4.76)
Net Asset Value, End of Period	$40.97	$34.28	$26.25	$28.50	$26.47	$21.90
Total Return**	21.66%	32.07%	(7.03)%	8.79%	22.32%	(43.79)%
Net Assets, End of Period (in thousands)	$1,398,091	$1,330,261	$1,253,824	$1,615,457	$3,622,998	$3,345,701
Average Net Assets for the Period (in thousands)	$1,347,857	$1,352,274	$1,639,387	$2,383,198	$3,231,514	$5,463,501
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.90%	0.90%	0.90%	0.90%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	0.90%	0.90%	0.90%	0.89%	0.86%
Ratio of Net Investment Income to Average Net Assets***	2.15%	1.31%	0.96%	0.90%	1.22%	1.17%
Portfolio Turnover Rate	33%	45%	65%	43%	40%	76%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.89% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 163

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or
period ended September 30 and each year	Janus Research Fund
ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$32.17	$25.94	$26.33	$22.49	$18.25	$32.09
Income from Investment Operations:
Net investment income/(loss)	0.28	0.16	0.16	0.15	0.17	0.05
Net gain/(loss) on investments (both realized and unrealized)	7.10	6.23	(0.42)	3.75	4.23	(13.86)
Total from Investment Operations	7.38	6.39	(0.26)	3.90	4.40	(13.81)
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)	(0.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)	(0.03)
Net Asset Value, End of Period	$39.33	$32.17	$25.94	$26.33	$22.49	$18.25
Total Return**	23.06%	24.74%	(1.04)%	17.36%	24.29%	(43.08)%
Net Assets, End of Period (in thousands)	$1,336,614	$1,349,917	$1,213,477	$1,354,695	$2,890,078	$2,590,521
Average Net Assets for the Period (in thousands)	$1,323,849	$1,339,538	$1,465,454	$1,881,088	$2,505,457	$4,097,719
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.95%	0.87%	1.02%	1.02%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.95%	0.87%	1.02%	1.01%	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%	0.49%	0.48%	0.44%	0.59%	0.24%
Portfolio Turnover Rate	45%	64%	88%	69%	83%	102%

Class T Shares

For a share outstanding during each year or period	Janus Triton Fund
ended September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$18.09	$14.85	$14.68	$11.60	$8.89	$17.13
Income from Investment Operations:
Net investment income/(loss)	0.05	(0.04)	–	0.01	0.01	0.02
Net gain/(loss) on investments (both realized and unrealized)	5.27	3.88	0.48	3.09	2.70	(6.36)
Total from Investment Operations	5.32	3.84	0.48	3.10	2.71	(6.34)
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	–	–	(0.02)	–(2)	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–	(1.90)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(0.89)	(0.60)	(0.31)	(0.02)	–	(1.90)
Net Asset Value, End of Period	$22.52	$18.09	$14.85	$14.68	$11.60	$8.89
Total Return**	30.66%	26.37%	3.05%	26.74%	30.55%	(41.05)%
Net Assets, End of Period (in thousands)	$2,138,223	$1,389,123	$830,444	$431,352	$315,350	$122,852
Average Net Assets for the Period (in thousands)	$1,744,940	$1,179,102	$846,328	$313,740	$193,298	$143,209
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.94%	0.93%	0.96%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%(4)	0.94%(4)	0.93%(4)	0.96%(4)	1.17%(4)	1.20%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	(0.11)%	(0.17)%	(0.14)%	0.06%	(0.23)%
Portfolio Turnover Rate	39%	35%	42%	32%	50%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.92% in 2013, 0.94% in 2012, 0.93% in 2011, 0.96% in 2010, 1.17% in 2009 and 1.16% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

164 | SEPTEMBER 30, 2013

Class T Shares

For a share outstanding during each year or
period ended September 30 and each year	Janus Twenty Fund
ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$62.57	$55.81	$60.33	$57.00	$46.29	$74.70
Income from Investment Operations:
Net investment income/(loss)	0.45	0.24	0.16	(0.12)	0.06	0.01
Net gain/(loss) on investments (both realized and unrealized)	11.57	15.72	(4.53)	3.45	10.66	(28.27)
Total from Investment Operations	12.02	15.96	(4.37)	3.33	10.72	(28.26)
Less Distributions and Other:
Dividends (from net investment income)*	(0.43)	(0.04)	(0.15)	–	–	(0.15)
Distributions (from capital gains)*	–	(9.16)	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	(0.01)	N/A
Total Distributions and Other	(0.43)	(9.20)	(0.15)	–	(0.01)	(0.15)
Net Asset Value, End of Period	$74.16	$62.57	$55.81	$60.33	$57.00	$46.29
Total Return**	19.35%	32.43%	(7.28)%(2)	5.84%	23.16%	(37.91)%
Net Assets, End of Period (in thousands)	$3,593,975	$3,460,637	$2,985,145	$3,850,699	$9,016,257	$7,671,239
Average Net Assets for the Period (in thousands)	$3,430,478	$3,326,880	$3,792,727	$5,792,097	$7,846,950	$11,801,120
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.81%	0.93%	0.91%	0.86%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.81%	0.93%	0.91%	0.86%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%	0.39%	0.33%	(0.14)%	(0.10)%	(0.07)%(3)
Portfolio Turnover Rate	71%	12%	56%	35%	32%	42%

Class T Shares

For a share outstanding during each year or period	Janus Venture Fund
ended September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$60.43	$50.21	$47.08	$38.68	$29.82	$79.09
Income from Investment Operations:
Net investment income/(loss)	0.15	(0.11)	(0.06)	(0.13)	–	0.07
Net gain/(loss) on investments (both realized and unrealized)	17.06	14.41	3.19	8.53	8.86	(34.87)
Total from Investment Operations	17.21	14.30	3.13	8.40	8.86	(34.80)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(6.65)	(4.08)	–	–	–	(14.47)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(4)
Total Distributions and Other	(6.65)	(4.08)	–	–	–	(14.47)
Net Asset Value, End of Period	$70.99	$60.43	$50.21	$47.08	$38.68	$29.82
Total Return**	32.03%	29.77%	6.65%	21.72%	29.71%	(52.62)%
Net Assets, End of Period (in thousands)	$646,328	$498,625	$219,453	$206,712	$921,384	$760,880
Average Net Assets for the Period (in thousands)	$618,311	$345,919	$239,806	$458,457	$776,334	$1,268,992
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.95%	0.96%	0.92%	0.93%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.94%	0.96%(5)	0.92%(5)	0.93%(5)	0.90%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	(0.23)%	(0.31)%	(0.47)%	(0.48)%	(0.46)%
Portfolio Turnover Rate	92%	51%	54%	58%	40%	31%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.28% for the year ended September 30, 2011.
(3)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.
(4)	Return of capital aggregated less than $0.01 on a per share basis.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.95% in 2011, 0.90% in 2010, 0.91% in 2009 and 0.89% in 2008 without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

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Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Funds’ Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing

166 | SEPTEMBER 30, 2013

services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.

Janus Growth & Core Funds | 167

Notes to Financial Statements (continued)

It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of September 30, 2013, Janus Triton Fund had restricted cash in the amount of $1,260,000. The restricted cash represents collateral received in relation to swap contracts invested in by the Fund at September 30, 2013. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used

168 | SEPTEMBER 30, 2013

as of September 30, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold material Level 3 securities as of September 30, 2013.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended September 30, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of

Janus Growth & Core Funds | 169

Notes to Financial Statements (continued)

the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

The Funds do not require the counterparty to post collateral for forward currency contracts; however, the Funds will segregate cash or high-grade securities with their custodian in an amount at all times equal to or greater than the Funds’ commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedules of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Funds’ corresponding forward currency contracts.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable),

170 | SEPTEMBER 30, 2013

equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Janus Growth & Core Funds | 171

Notes to Financial Statements (continued)

Written option activity for the year ended September 30, 2013 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2012	–	$–
Options written	218,795	30,689,136
Options closed	(122,444)	(21,515,452)
Options expired	(11,243)	(2,203,628)
Options exercised	(25,230)	(4,453,936)

Options outstanding at September 30, 2013	59,878	$2,516,120

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2012	–	$–
Options written	5,698	3,048,209
Options closed	(5,698)	(3,048,209)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2013	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2012	8,090	$960,283
Options written	12,417	2,183,483
Options closed	(6,664)	(736,840)
Options expired	(9,379)	(1,867,212)
Options exercised	(4,464)	(539,714)

Options outstanding at September 30, 2013	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2012	–	$–
Options written	47,798	4,133,122
Options closed	(13,121)	(1,010,317)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2013	34,677	$3,122,805

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2013.

Fair Value of Derivative Instruments as of September 30, 2013

Derivatives not
accounted
for as hedging	Asset Derivatives		Liability Derivatives
instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts			Forward currency contracts	$3,915,118

Total				$3,915,118

172 | SEPTEMBER 30, 2013

Derivatives not
accounted
for as hedging	Asset Derivatives		Liability Derivatives
instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts	Unaffiliated investments at value	$48,011,414*	Options written, at value	$3,573,872
Equity Contracts	Variation margin	1,778,095
Foreign Exchange Contracts	Forward currency contracts	68,244	Forward currency contracts	713,803

Total		$49,857,753		$4,287,675

Janus Enterprise Fund
Foreign Exchange Contracts	Forward currency contracts	$9,987	Forward currency contracts	$1,285,477

Total		$9,987		$1,285,477

Janus Fund
Equity Contracts	Unaffiliated investments at value	$7,891,647*	Options written, at value	$3,389,456
Foreign Exchange Contracts	Forward currency contracts	186,521	Forward currency contracts	9,574,894

Total		$8,078,168		$12,964,350

Janus Growth and Income Fund
Foreign Exchange Contracts			Forward currency contracts	$2,735,220

Total				$2,735,220

Janus Triton Fund
Equity Contracts	Outstanding swap contracts at value	$807,662

Total		$807,662

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2013.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign	Futures	Swap	Written options
hedging instruments	currency transactions	contracts	contracts	contracts	Total

Janus Balanced Fund
Foreign Exchange Contracts	$113,982	$–	$–	$–	$113,982

Total	$113,982	$–	$–	$–	$113,982

Janus Contrarian Fund
Equity Contracts	$14,854,094*	$(20,511,390)	$–	$11,914,429	$6,257,133
Foreign Exchange Contracts	10,809,473	–	–	–	10,809,473

Total	$25,663,567	$(20,511,390)	$–	$11,914,429	$17,066,606

Janus Enterprise Fund
Foreign Exchange Contracts	$(299,366)	$–	$–	$–	$(299,366)

Total	$(299,366)	$–	$–	$–	$(299,366)

Janus Forty Fund
Foreign Exchange Contracts	$1,334,693	$–	$–	$–	$1,334,693

Total	$1,334,693	$–	$–	$–	$1,334,693

Janus Fund
Equity Contracts	$(18,407,277)*	$–	$–	$2,024,770	$(16,382,507)
Foreign Exchange Contracts	19,603,419	–	–	–	19,603,419

Total	$1,196,142	$–	$–	$2,024,770	$3,220,912

Janus Growth and Income Fund
Foreign Exchange Contracts	$422,914	$–	$–	$–	$422,914

Total	$422,914	$–	$–	$–	$422,914

Janus Triton Fund
Equity Contracts	$–	$–	$5,117,875	$–	$5,117,875

Total	$–	$–	$5,117,875	$–	$5,117,875

Janus Growth & Core Funds | 173

Notes to Financial Statements (continued)

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign	Futures	Swap	Written options
hedging instruments	currency transactions	contracts	contracts	contracts	Total

Janus Twenty Fund
Foreign Exchange Contracts	$6,607,710	$–	$–	$–	$6,607,710

Total	$6,607,710	$–	$–	$–	$6,607,710

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’	Futures	Swap	Written
hedging instruments	deferred compensation	contracts	contracts	options contracts	Total

Janus Balanced Fund
Foreign Exchange Contracts	$(3,583,610)	$–	$–	$–	$(3,583,610)

Total	$(3,583,610)	$–	$–	$–	$(3,583,610)

Janus Contrarian Fund
Equity Contracts	$(9,000,600)*	$6,357,762	$–	$(1,057,752)	$(3,700,590)
Foreign Exchange Contracts	(705,095)	–	–	–	(705,095)

Total	$(9,705,695)	$6,357,762	$–	$(1,057,752)	$(4,405,685)

Janus Enterprise Fund
Foreign Exchange Contracts	$(1,396,305)	$–	$–	$–	$(1,396,305)

Total	$(1,396,305)	$–	$–	$–	$(1,396,305)

Janus Fund
Equity Contracts	$6,777,292*	$–	$–	$(426,384)	$6,350,908
Foreign Exchange Contracts	(7,489,914)	–	–	–	(7,489,914)

Total	$(712,622)	$–	$–	$(426,384)	$(1,139,006)

Janus Growth and Income Fund
Foreign Exchange Contracts	$(2,593,102)	$–	$–	$–	$(2,593,102)

Total	$(2,593,102)	$–	$–	$–	$(2,593,102)

Janus Triton Fund
Equity Contracts	$–	$–	$807,662	$–	$807,662

Total	$–	$–	$807,662	$–	$807,662

*	Amounts relate to purchased options

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

174 | SEPTEMBER 30, 2013

The enactment of the Dodd-Frank Act in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Loans

Janus Balanced Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of Janus Balanced Fund’s total assets. Below are descriptions of the types of loans held by Janus Balanced Fund at year end.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

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Notes to Financial Statements (continued)

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or

176 | SEPTEMBER 30, 2013

insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency

Janus Growth & Core Funds | 177

Notes to Financial Statements (continued)

reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable

178 | SEPTEMBER 30, 2013

Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund, July 2011 for Janus Fund, and January 2012 for each of Janus Forty Fund and Janus Twenty Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the year ended September 30, 2013, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$(4,861,167)
Janus Forty Fund	(7,276,451)
Janus Fund	(12,179,506)
Janus Research Fund	(4,367,320)
Janus Twenty Fund	(12,673,453)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level,

Janus Growth & Core Funds | 179

Notes to Financial Statements (continued)

structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
	(February 1, 2013	(until February 1,
Fund	to present)	2013)

Janus Balanced Fund	0.68	0.76
Janus Contrarian Fund	0.77	0.89
Janus Enterprise Fund	0.76	0.90
Janus Forty Fund	0.83	0.78
Janus Fund	0.83	0.78
Janus Growth and Income Fund	0.75	0.70
Janus Triton Fund	0.92	1.05
Janus Venture Fund	0.92	1.05

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the

180 | SEPTEMBER 30, 2013

account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $258,078 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $497,544 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$217,021
Janus Contrarian Fund	8,984
Janus Enterprise Fund	7,185
Janus Forty Fund	31,333
Janus Fund	1,920
Janus Growth and Income Fund	5,376
Janus Research Fund	1,826
Janus Triton Fund	132,540
Janus Venture Fund	9,463

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2013, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Balanced Fund	$611
Janus Triton Fund	5,357

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Balanced Fund	$66,749
Janus Contrarian Fund	767
Janus Enterprise Fund	1,537
Janus Forty Fund	17,014
Janus Fund	367
Janus Growth and Income Fund	341
Janus Research Fund	238
Janus Triton Fund	29,812
Janus Venture Fund	760

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded

Janus Growth & Core Funds | 181

Notes to Financial Statements (continued)

capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended September 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

During the year ended September 30, 2013, Janus Capital reimbursed Janus Fund and Janus Venture Fund $99,812 and $79,867, respectively, as a result of an administrative error. The effect on each fund’s total return for the period ended September 30, 2013 is less than 0.01%.

The seed capital contribution by Janus Capital or an affiliate as of September 30, 2013 is indicated in the following table:

Seed Capital
Fund	at 9/30/13

Janus Balanced Fund - Class N Shares	$50,000
Janus Enterprise Fund - Class N Shares	50,000
Janus Forty Fund - Class N Shares	11,276
Janus Venture Fund - Class N Shares	50,000
Janus Venture Fund - Class S Shares	10,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Balanced Fund	$11,200,764	$281,293,833	$–	$–	$(20,215,348)	$(84,917)	$1,798,563,841
Janus Contrarian Fund	487,819	–	(310,189,374)	–	–	(1,076,740)	527,472,743
Janus Enterprise Fund	3,993,698	170,968,866	(62,973,742)	–	–	(48,120)	1,083,979,665
Janus Forty Fund	24,206,809	570,411,778	–	–	–	(34,868)	923,983,731
Janus Fund	25,631,396	14,921,222	(14,167,216)	–	–	(328,275)	2,019,592,416
Janus Growth and Income Fund	8,958,234	–	(270,758,009)	–	–	(58,794)	1,041,411,511
Janus Research Fund	17,402,322	–	(25,718,890)	–	–	(57,058)	986,302,776
Janus Triton Fund	10,181,718	197,493,032	–	(9,900,072)	–	(87,435)	1,310,398,455
Janus Twenty Fund	31,960,093	1,917,084,194	–	–	–	15,663	2,203,682,207
Janus Venture Fund	45,406,886	258,853,131	–	–	–	(33,836)	478,359,840

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused.

182 | SEPTEMBER 30, 2013

Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2013

								Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	No Expiration		Capital
Fund	2015	2016	2017	2018	2019	Short-Term	Long-Term	Losses

Janus Balanced Fund	$–	$–	$–	$–	$–	$–	$–	$–
Janus Contrarian Fund(1)	–	(21,596,883)	(284,961,788)	(2,708,558)	(922,145)	–	–	(310,189,374)
Janus Enterprise Fund(2)	–	(62,973,742)	–	–	–	–	–	(62,973,742)
Janus Forty Fund	–	–	–	–	–	–	–	–
Janus Fund(3)	–	(14,167,216)	–	–	–	–	–	(14,167,216)
Janus Growth and Income Fund(4)	(3,214,012)	(15,209,047)	(251,872,100)	(462,850)	–	–	–	(270,758,009)
Janus Research Fund	–	–	(25,718,890)	–	–	–	–	(25,718,890)
Janus Triton Fund	–	–	–	–	–	–	–	–
Janus Twenty Fund	–	–	–	–	–	–	–	–
Janus Venture Fund	–	–	–	–	–	–	–	–

(1)	Capital loss carryovers subject to annual limitations, $(283,224,377) should be available in the next fiscal year.
(2)	Capital loss carryovers subject to annual limitations, $(29,275,428) should be available in the next fiscal year.
(3)	Capital loss carryovers subject to annual limitations, $(4,722,405) should be available in the next fiscal year.
(4)	Capital loss carryovers subject to annual limitations, $(260,861,683) should be available in the next fiscal year.

During the year ended September 30, 2013, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Balanced Fund	$–
Janus Contrarian Fund	334,952,717
Janus Enterprise Fund	29,275,428
Janus Forty Fund	320,089,721
Janus Fund	927,619,938
Janus Growth and Income Fund	363,284,399
Janus Research Fund	272,480,762
Janus Triton Fund	–
Janus Twenty Fund	9,234,816
Janus Venture Fund	–

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Balanced Fund	$8,419,491,463	$1,848,240,033	$(49,676,192)
Janus Contrarian Fund	2,589,986,673	684,581,949	(156,872,493)
Janus Enterprise Fund	2,044,753,223	1,106,837,286	(22,857,621)
Janus Forty Fund	2,267,105,874	943,790,835	(19,807,104)
Janus Fund	5,146,136,212	2,042,568,972	(22,976,556)
Janus Growth and Income Fund	2,868,370,887	1,057,922,600	(16,511,089)
Janus Research Fund	2,712,197,329	995,087,844	(8,785,068)
Janus Triton Fund	4,305,702,559	1,374,793,892	(64,395,437)
Janus Twenty Fund	6,994,376,003	2,270,676,472	(66,994,265)
Janus Venture Fund	1,687,615,476	513,665,568	(35,305,728)

Janus Growth & Core Funds | 183

Notes to Financial Statements (continued)

Information on the tax components of securities sold short as of September 30, 2013 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Contrarian Fund	$(13,872,598)	$(236,911)	$–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended September 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$190,338,688	$251,152,575	$–	$–
Janus Contrarian Fund	24,408,390	–	–	–
Janus Enterprise Fund	–	84,264,060	–	–
Janus Forty Fund	12,844,539	–	–	–
Janus Fund	62,081,035	–	–	–
Janus Growth and Income Fund	66,132,205	–	–	–
Janus Research Fund	24,596,415	–	–	–
Janus Triton Fund	48,128,979	131,169,383	–	–
Janus Twenty Fund	64,818,671	–	–	–
Janus Venture Fund	39,245,356	162,708,406	–	–

For the year ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$165,773,105	$129,991,334	$–	$–
Janus Contrarian Fund	115,281	–	–	–
Janus Enterprise Fund	–	–	–	(2,070,975)
Janus Forty Fund	14,713,657	–	–	–
Janus Fund	42,283,189	–	–	–
Janus Growth and Income Fund	41,281,928	–	–	–
Janus Research Fund	20,452,534	–	–	–
Janus Triton Fund	6,313,840	74,567,274	–	–
Janus Twenty Fund	10,346,851	1,139,534,089	–	–
Janus Venture Fund	–	87,133,781	–	–

184 | SEPTEMBER 30, 2013

6.	Capital Share Transactions

	Janus		Janus		Janus
For each year ended September 30	Balanced Fund		Contrarian Fund		Enterprise Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	8,090	7,108	365	155	444	242
Reinvested dividends and distributions	996	712	8	–	30	–
Shares repurchased	(7,104)	(6,219)	(719)	(1,400)	(383)	(323)
Net Increase/(Decrease) in Fund Shares	1,982	1,601	(346)	(1,245)	91	(81)
Shares Outstanding, Beginning of Period	24,295	22,694	1,720	2,965	1,097	1,178
Shares Outstanding, End of Period	26,277	24,295	1,374	1,720	1,188	1,097
Transactions in Fund Shares – Class C Shares:
Shares sold	7,316	4,600	105	42	146	93
Reinvested dividends and distributions	669	421	–	–	10	–
Shares repurchased	(3,547)	(3,839)	(339)	(985)	(90)	(103)
Net Increase/(Decrease) in Fund Shares	4,438	1,182	(234)	(943)	66	(10)
Shares Outstanding, Beginning of Period	19,999	18,817	1,409	2,352	401	411
Shares Outstanding, End of Period	24,437	19,999	1,175	1,409	467	401
Transactions in Fund Shares – Class D Shares:
Shares sold	4,584	4,309	5,245	3,120	1,006	818
Reinvested dividends and distributions	2,135	1,556	1,104	9	464	–
Shares repurchased	(5,322)	(4,536)	(14,084)	(19,086)	(1,688)	(1,719)
Net Increase/(Decrease) in Fund Shares	1,397	1,329	(7,735)	(15,957)	(218)	(901)
Shares Outstanding, Beginning of Period	42,809	41,480	114,440	130,397	14,049	14,950
Shares Outstanding, End of Period	44,206	42,809	106,705	114,440	13,831	14,049
Transactions in Fund Shares – Class I Shares:
Shares sold	15,052	21,662	2,503	611	1,572	1,470
Reinvested dividends and distributions	2,950	2,527	29	–	94	–
Shares repurchased	(58,483)	(20,927)	(1,163)	(2,524)	(1,183)	(2,362)
Net Increase/(Decrease) in Fund Shares	(40,481)	3,262	1,369	(1,913)	483	(892)
Shares Outstanding, Beginning of Period	73,646	70,384	3,212	5,125	5,625	6,517
Shares Outstanding, End of Period	33,165	73,646	4,581	3,212	6,108	5,625
Transactions in Fund Shares – Class N Shares:
Shares sold	54,991	280	N/A	N/A	168	36
Reinvested dividends and distributions	678	2	N/A	N/A	4	–
Shares repurchased	(6,763)	–	N/A	N/A	(56)	–
Net Increase/(Decrease) in Fund Shares	48,906	282	N/A	N/A	116	36
Shares Outstanding, Beginning of Period	282	N/A	N/A	N/A	36	N/A
Shares Outstanding, End of Period	49,188	282	N/A	N/A	152	36
Transactions in Fund Shares – Class R Shares:
Shares sold	3,368	4,095	18	35	315	204
Reinvested dividends and distributions	381	233	–	–	23	–
Shares repurchased	(2,842)	(2,336)	(65)	(123)	(318)	(402)
Net Increase/(Decrease) in Fund Shares	907	1,992	(47)	(88)	20	(198)
Shares Outstanding, Beginning of Period	8,734	6,742	136	224	754	952
Shares Outstanding, End of Period	9,641	8,734	89	136	774	754

Janus Growth & Core Funds | 185

Notes to Financial Statements (continued)

	Janus		Janus		Janus
For each year ended September 30	Balanced Fund		Contrarian Fund		Enterprise Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	7,038	9,327	23	31	990	716
Reinvested dividends and distributions	1,377	970	–	–	103	–
Shares repurchased	(8,880)	(7,566)	(101)	(80)	(944)	(1,237)
Net Increase/(Decrease) in Fund Shares	(465)	2,731	(78)	(49)	149	(521)
Shares Outstanding, Beginning of Period	29,233	26,502	187	236	3,052	3,573
Shares Outstanding, End of Period	28,768	29,233	109	187	3,201	3,052
Transactions in Fund Shares – Class T Shares:
Shares sold	27,292	26,296	12,119	3,473	2,785	2,711
Reinvested dividends and distributions	6,510	4,765	450	–	426	–
Shares repurchased	(28,508)	(31,971)	(14,466)	(23,385)	(2,548)	(3,716)
Net Increase/(Decrease) in Fund Shares	5,294	(910)	(1,897)	(19,912)	663	(1,005)
Shares Outstanding, Beginning of Period	131,330	132,240	55,150	75,062	12,737	13,742
Shares Outstanding, End of Period	136,624	131,330	53,253	55,150	13,400	12,737

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 and July 12, 2012 (inception date) to September 30, 2012 for Janus Balanced Fund and Janus Enterprise Fund, respectively, for Class N Shares.

186 | SEPTEMBER 30, 2013

	Janus		Janus		Janus
For each year ended September 30	Forty Fund		Fund		Growth and Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	1,994	2,636	11,131	12,394	189	237
Reinvested dividends and distributions	33	53	240	166	10	8
Shares repurchased	(4,563)	(7,161)	(46,102)	(10,980)	(319)	(293)
Net Increase/(Decrease) in Fund Shares	(2,536)	(4,472)	(34,731)	1,580	(120)	(48)
Shares Outstanding, Beginning of Period	11,074	15,546	35,202	33,622	749	797
Shares Outstanding, End of Period	8,538	11,074	471	35,202	629	749
Transactions in Fund Shares – Class C Shares:
Shares sold	729	887	27	50	68	48
Reinvested dividends and distributions	–	–	–	–	3	1
Shares repurchased	(2,548)	(4,309)	(67)	(58)	(75)	(86)
Net Increase/(Decrease) in Fund Shares	(1,819)	(3,422)	(40)	(8)	(4)	(37)
Shares Outstanding, Beginning of Period	9,391	12,813	176	184	347	384
Shares Outstanding, End of Period	7,572	9,391	136	176	343	347
Transactions in Fund Shares – Class D Shares:
Shares sold	N/A	N/A	2,808	2,889	2,380	1,902
Reinvested dividends and distributions	N/A	N/A	1,221	960	1,083	759
Shares repurchased	N/A	N/A	(14,187)	(15,833)	(6,541)	(7,639)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(10,158)	(11,984)	(3,078)	(4,978)
Shares Outstanding, Beginning of Period	N/A	N/A	150,052	162,036	61,983	66,961
Shares Outstanding, End of Period	N/A	N/A	139,894	150,052	58,905	61,983
Transactions in Fund Shares – Class I Shares:
Shares sold	5,872	7,312	488	1,121	225	172
Reinvested dividends and distributions	134	173	37	37	11	8
Shares repurchased	(15,089)	(13,226)	(1,288)	(2,467)	(178)	(357)
Net Increase/(Decrease) in Fund Shares	(9,083)	(5,741)	(763)	(1,309)	58	(177)
Shares Outstanding, Beginning of Period	26,678	32,419	4,493	5,802	700	877
Shares Outstanding, End of Period	17,595	26,678	3,730	4,493	758	700
Transactions in Fund Shares – Class N Shares:
Shares sold	1,214	37	10,010	789	N/A	N/A
Reinvested dividends and distributions	5	–	112	–	N/A	N/A
Shares repurchased	(755)	(2)	(10,195)	(19)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	464	35	(73)	770	N/A	N/A
Shares Outstanding, Beginning of Period	35	N/A	770	N/A	N/A	N/A
Shares Outstanding, End of Period	499	35	697	770	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	638	1,102	28	24	14	19
Reinvested dividends and distributions	–	5	–	–	1	–
Shares repurchased	(1,868)	(2,940)	(18)	(33)	(19)	(23)
Net Increase/(Decrease) in Fund Shares	(1,230)	(1,833)	10	(9)	(4)	(4)
Shares Outstanding, Beginning of Period	4,877	6,710	77	86	70	74
Shares Outstanding, End of Period	3,647	4,877	87	77	66	70

Janus Growth & Core Funds | 187

Notes to Financial Statements (continued)

	Janus		Janus		Janus
For each year ended September 30	Forty Fund		Fund		Growth and Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class S Shares:
Shares sold	3,801	5,710	189	357	190	249
Reinvested dividends and distributions	109	159	3	3	16	12
Shares repurchased	(17,059)	(27,624)	(485)	(1,377)	(372)	(943)
Net Increase/(Decrease) in Fund Shares	(13,149)	(21,755)	(293)	(1,017)	(166)	(682)
Shares Outstanding, Beginning of Period	44,670	66,425	1,382	2,399	1,107	1,789
Shares Outstanding, End of Period	31,521	44,670	1,089	1,382	941	1,107
Transactions in Fund Shares – Class T Shares:
Shares sold	607	851	3,754	6,435	3,511	3,266
Reinvested dividends and distributions	8	7	277	349	625	460
Shares repurchased	(1,213)	(525)	(22,850)	(24,413)	(8,814)	(12,688)
Net Increase/(Decrease) in Fund Shares	(598)	333	(18,819)	(17,629)	(4,678)	(8,962)
Shares Outstanding, Beginning of Period	1,414	1,081	62,314	79,943	38,802	47,764
Shares Outstanding, End of Period	816	1,414	43,495	62,314	34,124	38,802

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

188 | SEPTEMBER 30, 2013

	Janus		Janus
For each year ended September 30	Research Fund		Triton Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	136	130	16,636	12,417
Reinvested dividends and distributions	2	3	834	359
Shares repurchased	(134)	(145)	(10,081)	(4,466)
Net Increase/(Decrease) in Fund Shares	4	(12)	7,389	8,310
Shares Outstanding, Beginning of Period	411	423	18,530	10,220
Shares Outstanding, End of Period	415	411	25,919	18,530
Transactions in Fund Shares – Class C Shares:
Shares sold	21	35	4,481	3,635
Reinvested dividends and distributions	–	–	252	114
Shares repurchased	(20)	(15)	(2,071)	(1,307)
Net Increase/(Decrease) in Fund Shares	1	20	2,662	2,442
Shares Outstanding, Beginning of Period	64	44	6,630	4,188
Shares Outstanding, End of Period	65	64	9,292	6,630
Transactions in Fund Shares – Class D Shares:
Shares sold	1,867	1,751	9,423	10,007
Reinvested dividends and distributions	437	429	1,635	1,140
Shares repurchased	(5,765)	(6,095)	(8,009)	(8,117)
Net Increase/(Decrease) in Fund Shares	(3,461)	(3,915)	3,049	3,030
Shares Outstanding, Beginning of Period	58,346	62,261	33,557	30,527
Shares Outstanding, End of Period	54,885	58,346	36,606	33,557
Transactions in Fund Shares – Class I Shares:
Shares sold	1,511	1,938	37,427	36,060
Reinvested dividends and distributions	25	27	1,835	668
Shares repurchased	(1,153)	(2,313)	(25,702)	(12,467)
Net Increase/(Decrease) in Fund Shares	383	(348)	13,560	24,261
Shares Outstanding, Beginning of Period	3,163	3,511	44,332	20,071
Shares Outstanding, End of Period	3,546	3,163	57,892	44,332
Transactions in Fund Shares – Class N Shares:
Shares sold	957	1,561	4,164	3,072
Reinvested dividends and distributions	14	–	166	–
Shares repurchased	(1,199)	(213)	(2,022)	(60)
Net Increase/(Decrease) in Fund Shares	(228)	1,348	2,308	3,012
Shares Outstanding, Beginning of Period	1,348	N/A	3,012	N/A
Shares Outstanding, End of Period	1,120	1,348	5,320	3,012
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	4,189	1,943
Reinvested dividends and distributions	N/A	N/A	102	29
Shares repurchased	N/A	N/A	(1,038)	(647)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	3,253	1,325
Shares Outstanding, Beginning of Period	N/A	N/A	2,410	1,085
Shares Outstanding, End of Period	N/A	N/A	5,663	2,410
Transactions in Fund Shares – Class S Shares:
Shares sold	6	2	10,010	5,647
Reinvested dividends and distributions	–	–	390	112
Shares repurchased	(1)	(1)	(3,641)	(1,424)
Net Increase/(Decrease) in Fund Shares	5	1	6,759	4,335
Shares Outstanding, Beginning of Period	17	16	6,430	2,095
Shares Outstanding, End of Period	22	17	13,189	6,430

Janus Growth & Core Funds | 189

Notes to Financial Statements (continued)

	Janus		Janus
For each year ended September 30	Research Fund		Triton Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	3,711	4,360	43,229	45,874
Reinvested dividends and distributions	258	262	3,832	2,229
Shares repurchased	(11,951)	(9,445)	(28,902)	(27,226)
Net Increase/(Decrease) in Fund Shares	(7,982)	(4,823)	18,159	20,877
Shares Outstanding, Beginning of Period	41,963	46,786	76,784	55,907
Shares Outstanding, End of Period	33,981	41,963	94,943	76,784

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

190 | SEPTEMBER 30, 2013

	Janus		Janus
For each year ended September 30	Twenty Fund		Venture Fund
(all numbers in thousands)	2013	2012	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	N/A	N/A	1,621	3,579
Reinvested dividends and distributions	N/A	N/A	462	–
Shares repurchased	N/A	N/A	(4,926)	(118)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(2,843)	3,461
Shares Outstanding, Beginning of Period	N/A	N/A	3,468	7
Shares Outstanding, End of Period	N/A	N/A	625	3,468
Transactions in Fund Shares – Class C Shares:
Shares sold	N/A	N/A	59	6
Reinvested dividends and distributions	N/A	N/A	1	–
Shares repurchased	N/A	N/A	(2)	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	58	6
Shares Outstanding, Beginning of Period	N/A	N/A	7	1
Shares Outstanding, End of Period	N/A	N/A	65	7
Transactions in Fund Shares – Class D Shares:
Shares sold	1,538	1,682	1,236	800
Reinvested dividends and distributions	646	12,959	2,025	1,254
Shares repurchased	(7,831)	(7,510)	(1,951)	(1,507)
Net Increase/(Decrease) in Fund Shares	(5,647)	7,131	1,310	547
Shares Outstanding, Beginning of Period	81,115	73,984	17,366	16,819
Shares Outstanding, End of Period	75,468	81,115	18,676	17,366
Transactions in Fund Shares – Class I Shares:
Shares sold	N/A	N/A	1,533	638
Reinvested dividends and distributions	N/A	N/A	101	26
Shares repurchased	N/A	N/A	(321)	(203)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1,313	461
Shares Outstanding, Beginning of Period	N/A	N/A	492	31
Shares Outstanding, End of Period	N/A	N/A	1,805	492
Transactions in Fund Shares – Class N Shares:
Shares sold	N/A	N/A	34	63
Reinvested dividends and distributions	N/A	N/A	10	–
Shares repurchased	N/A	N/A	(13)	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	31	63
Shares Outstanding, Beginning of Period	N/A	N/A	63	N/A
Shares Outstanding, End of Period	N/A	N/A	94	63
Transactions in Fund Shares – Class S Shares:
Shares sold	N/A	N/A	105	3
Reinvested dividends and distributions	N/A	N/A	2	–
Shares repurchased	N/A	N/A	(24)	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	83	3
Shares Outstanding, Beginning of Period	N/A	N/A	3	–
Shares Outstanding, End of Period	N/A	N/A	86	3
Transactions in Fund Shares – Class T Shares:
Shares sold	4,330	4,898	5,460	4,846
Reinvested dividends and distributions	368	9,195	1,049	328
Shares repurchased	(11,549)	(12,269)	(5,655)	(1,294)
Net Increase/(Decrease) in Fund Shares	(6,851)	1,824	854	3,880
Shares Outstanding, Beginning of Period	55,311	53,487	8,251	4,371
Shares Outstanding, End of Period	48,460	55,311	9,105	8,251

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

Janus Growth & Core Funds | 191

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$4,154,747,206	$4,657,830,073	$3,563,265,692	$2,606,761,904
Janus Contrarian Fund	1,786,966,995	1,832,742,403	–	–
Janus Enterprise Fund	441,679,397	482,012,940	–	–
Janus Forty Fund	1,483,130,897	2,651,256,529	–	–
Janus Fund	3,463,185,775	5,465,383,470	–	–
Janus Growth and Income Fund	1,209,405,938	1,553,070,631	–	–
Janus Research Fund	1,562,501,272	1,977,047,608	–	–
Janus Triton Fund	2,649,890,900	1,673,518,680	–	–
Janus Twenty Fund	5,959,715,132	6,640,797,317	–	–
Janus Venture Fund	1,757,071,563	1,967,922,712	–	–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

192 | SEPTEMBER 30, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, and Janus Venture Fund (ten of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 15, 2013

Janus Growth & Core Funds | 193

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

194 | SEPTEMBER 30, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Growth & Core Funds | 195

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

196 | SEPTEMBER 30, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Growth & Core Funds | 197

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was September 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

198 | SEPTEMBER 30, 2013

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

Janus Growth & Core Funds | 199

Useful Information About Your Fund Report (unaudited) (continued)

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

200 | SEPTEMBER 30, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended September 30, 2013:

Capital Gain Distributions

Fund

Janus Balanced Fund	$251,152,575
Janus Enterprise Fund	84,264,060
Janus Triton Fund	131,169,383
Janus Venture Fund	162,708,406

Dividends Received Deduction Percentage

Fund

Janus Balanced Fund	68%
Janus Contrarian Fund	100%
Janus Enterprise Fund	100%
Janus Forty Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Research Fund	100%
Janus Triton Fund	100%
Janus Twenty Fund	100%
Janus Venture Fund	40%

Qualified Dividend Income Percentage

Fund

Janus Balanced Fund	84%
Janus Contrarian Fund	100%
Janus Enterprise Fund	100%
Janus Forty Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Research Fund	100%
Janus Triton Fund	100%
Janus Twenty Fund	100%
Janus Venture Fund	41%

Janus Growth & Core Funds | 201

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

202 | SEPTEMBER 30, 2013

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Growth & Core Funds | 203

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago
Convention & Tourism
					Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company).

204 | SEPTEMBER 30, 2013

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Triton Fund Executive Vice President and Co-Portfolio Manager Janus Venture Fund	5/13-Present 5/13-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Enterprise Fund	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Research Fund	2/06-Present	Vice President and Director of Equity Research of Janus Capital.

Daniel Kozlowski 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Contrarian Fund	7/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2008-2011) of Plaisance Capital LLC and Portfolio Manager (1999-2008) for Janus Capital.

Maneesh Modi 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Venture Fund	5/13-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager
Janus Balanced Fund

Executive Vice President and Portfolio Manager
Janus Growth and Income Fund

Executive Vice President and Portfolio Manager
	Janus Twenty Fund	5/05-Present 11/07-Present 5/13-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Forty Fund	6/13-Present	Portfolio Manager for other Janus accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth & Core Funds | 205

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Fund	5/11-Present	Vice President and Assistant Director of Equity Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2006-2011) for Janus Global Technology Fund and Research Analyst (2004-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

206 | SEPTEMBER 30, 2013

Notes

Janus Growth & Core Funds | 207

Notes

208 | SEPTEMBER 30, 2013

Notes

Janus Growth & Core Funds | 209

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1113-50231	125-02-01500 11-13

ANNUAL REPORT

September 30, 2013

Janus Protected Series

Janus Protected Series – Global
Janus Protected Series – Growth

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Protected Series

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

We believe a global recovery is underway. U.S. economic data has been showing slow but steady improvement. Japan’s economy also appears to be on the mend, as its prime minister takes bold steps aimed at ending the deflationary cycles that have plagued the country for decades. New economic data shows signs of stabilization in Europe and China. With the exception of emerging markets, most of the major economies around the globe are providing reasons for optimism.

The Federal Reserve chose to leave its quantitative easing program unchanged in September, despite speculation that it would begin to taper the bond-buying program that has helped keep long-term Treasury rates low for the past year and contributed to unprecedented levels of global market liquidity. While fears of tapering have weighed on equity and fixed income markets, we actually would welcome a cut in asset purchases because it’s a necessary first step in returning the economy to a sense of normalcy. Ultimately we think the economy needs to wean itself off such accommodative monetary policy.

Meanwhile, automatic federal budget cuts that began on March 1, known as the sequester – which everyone thought would be a death knell for the U.S. economy – have dramatically improved the fiscal picture. Higher taxes, a modestly growing economy and a deceleration in government spending have shrunk the deficit meaningfully. If these conditions play out for another couple of years, a fiscal deficit in the range of 2% to 3% of GDP might not be too far off.

Headline risk remains, however. We saw this reflected late in Q3 2013 in the debate over potential U.S. military action in Syria and as a dysfunctional Congress allowed the U.S. government to slip into partial shutdown. It remained to be seen, at the time of this writing, how long the shutdown would continue, making it difficult to gauge its economic impact. The situation will become far more severe if the U.S. debt ceiling is not raised and the government defaults on its obligations. We believe that Washington will reach some sort of partial resolution at the 11th hour, as it has done before, that will allow for accelerating economic growth by year end.

U.S. equity markets are up nearly 30% since the November elections. In the long history of equity markets, such periods don’t come around often. After such a strong surge, we haven’t turned bearish on stocks, but our view of equities is certainly more balanced than it was at the beginning of the year. P/E multiples have expanded as stock prices have risen well ahead of earnings growth so far this year. Riskier, more speculative areas of the market such as small-capitalization stock indices sat at all-time highs in Q2 2013, and have climbed even higher since then. Meanwhile, the IPO market has sprung to life. A great number of these companies are coming to market much earlier in their business development than we’ve historically seen, suggesting some frothiness in the market. Stretched valuations for a number of companies tied to hyper-growth industries like cloud computing and social media also suggest investors are hungry for growth. That investors are paying more for less growth, suggests the market thinks growth will be harder to come by going forward: certainly those companies able to grow the fastest have been rewarded with robust valuations.

This doesn’t suggest we are approaching a broad sell-off in equities, in our view. Multiples have expanded, but they are still in line with historical norms. A global economy in the earliest stages of recovery also provides a nice backdrop for equities. But after such a strong climb in 2013, we expect a more normalized return environment going forward.

Meanwhile, as the global economy improves, longer-term U.S. Treasury securities must price in a positive real rate of return, as well as an additional premium associated with the potential for capital loss. At the end of Q3 2013, rates were not there yet, and we expect rising rates to be a key theme for fixed income investors in the fourth quarter and beyond.

There are still opportunities in credit, but they are more muted than they have been over the last four years, in our opinion. We are entering an environment in which shareholder-friendly activity, such as acquisitions and share repurchases, is likely to increase. As credit investors, we remain focused on the downside implications of

Janus Protected Series | 1

(unaudited) (continued)

actions that could increase corporate debt and earnings volatility.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | SEPTEMBER 30, 2013

Janus Protected Series - Global (unaudited)

Fund Snapshot
Janus Protected Series – Global is a global growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. fund series that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

Performance Review

For the 12-month period ended September 30, 2013, Janus Protected Series – Global Class I Shares returned 12.08% versus a return of 19.16% for the MSCI World Growth Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the Protected Series – Global Blended Index, returned 11.26%.

Investment Environment

Global markets enjoyed a significant rally over the last 12 months, stoked by a number of indicators that the global economy, while still growing slowly, has improved. An improving U.S. employment picture, a strengthening housing market, and other data points indicating the U.S. economy was improving helped lift stocks at the beginning of 2013. Later in the year, better-than-expected economic data from China and Europe improved market sentiment. While markets experienced a substantial climb, there were also a few periods of volatility late in 2012, due to fears the U.S. would go over the fiscal cliff, and again in the second and third quarters of 2013 as investors feared the Federal Reserve (Fed) might taper its quantitative easing program.

Performance Discussion

While there were a few volatile bouts over the year, volatility generally decreased during the period, allowing us to increase our exposure to equities. We entered the year at 63.11% exposure to equities and ended at 97.35% exposure, with the protection component comprising the rest of the portfolio. The allocation to the protection component was the main factor that contributed to the Fund’s underperformance against its primary benchmark, the MSCI World Growth Index.

The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains.

During the course of the year, the average allocation to the protection component was approximately 20.12%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. As markets rose during the quarter, the allocation to the protection component played the largest role in our underperformance relative to the benchmark.

In addition to the protection component allocation, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the NAV of the Fund rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

While our allocation to the protection component was a drag on relative performance this quarter, we were pleased to see our holdings in the Fund’s equity component contribute to relative results.

There were, however, some stocks that detracted from performance. We continue to have high conviction in the long-term outlook for most of these companies. Apple was our top detractor. We believe Apple has gone through a transition this year. The company went through a several-year period of high compounded profit growth. Now, profit expectations that are implied in the stock’s valuation are more than reasonable, in our opinion, and we believe a fair number of new products will drive growth in the coming months. We continue to think Apple has a very sticky customer base of high-end consumers. Once consumers are introduced to the Apple brand, they get more deeply

Janus Protected Series | 3

Janus Protected Series - Global (unaudited)

entrenched in Apple’s ecosystem of products, and tend to spend more on Apple products. We think the strength of Apple’s ecosystem is still in place.

UK-based oil and gas exploration and production (E&P) firm Ophir Energy was another top detractor. The company issued new equity during the period to help fund its exploration efforts in eastern Africa. The issuance plus a lack of new drilling results weighed on the shares. We like this early-stage E&P company for its attractive frontier acreage in Tanzania as well as potential we see for its properties in Kenya and Madagascar.

Tullow Oil was also a leading detractor during the period. Tullow has suffered from a series of disappointing well results, but we are encouraged by the potential for offset wells (wells drilled opposite another well on adjoining acreage) in French Guiana and a sidetrack (a secondary wellbore) from a disappointing well in Ethiopia.

Despite those detractors, we were generally pleased with the performance of the equity component of the Fund. Canadian Pacific Railway was our top contributor to performance during the period. Canadian Pacific operates a rail system connecting the major business centers in Canada. We like that the company operates in an industry that has significant barriers to entry. We also believe a new management team will improve the railroad company’s culture, operational performance and capital allocation decisions. We expect that team to take an underperforming asset in an attractive industry and make it one of the best-performing assets within that industry. Throughout the year, the company’s new CEO continued to make positive changes at the company that were well received by the market.

Two health care companies, Gilead Sciences and Celgene Corporation, were also top contributors to the Fund’s performance. We believe our research team has done a tremendous job of understanding the potential of the drugs in both companies’ pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams. Gilead’s new single-pill HIV treatment offers patients a simpler drug regimen than some competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Meanwhile, Gilead’s new treatment also allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as the leader in a new wave of more tolerable and more effective hepatitis C treatments. We continue to like the potential of this drug to treat a large addressable market of people suffering from hepatitis C, which affects an estimated 3% of the world’s population.

Meanwhile, Celgene had a breakout year as a number of long-running clinical trials came to fruition over a short period of time. These included successful results for Revlimid for newly diagnosed multiple myeloma, Pomalyst for refractory myeloma, Abraxane for pancreatic cancer, and Apremilast, an oral therapy for psoriasis and psoriatic arthritis. Given all the new launches, Celgene gave long-term revenue and earnings guidance that was well ahead of consensus.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

We expect the U.S. economy to continue to improve. The shrinking federal government was a drag to gross domestic product growth in 2013, but should be less of a drag next year. We think the shrinking U.S. deficit is also a positive for the economy, as it reduces the risk of a policy mistake such as increased taxes. In other areas of the globe, we see positive signs that Europe is stabilizing. In emerging markets, we see a wider divergence than at any point in the last 10 years between the countries that are doing well and those that are doing poorly. While economic growth is slowing in some of those countries, emerging markets as a whole are undergoing positive changes from a burgeoning middle class that will be increasing consumption. We are investing in a number of companies that we think will benefit as consumption rates in those markets increase.

Thank you for your investment in Janus Protected Series – Global.

4 | SEPTEMBER 30, 2013

(unaudited)

Janus Protected Series - Global At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd.	0.75%
Celgene Corp.	0.49%
Gilead Sciences, Inc.	0.49%
Valeant Pharmaceuticals International, Inc.	0.43%
EOG Resources, Inc.	0.41%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–0.56%
Ophir Energy PLC	–0.33%
Tullow Oil PLC	–0.29%
S&P 500® E-mini – expired December 2012	–0.23%
Israel Chemicals, Ltd.	–0.20%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	2.54%	13.20%	17.21%
Health Care	1.40%	9.72%	12.24%
Materials	1.14%	3.96%	7.56%
Consumer Staples	0.38%	9.96%	15.38%
Utilities	0.10%	–0.04%	0.71%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Protection Component**	–5.93%	20.77%	0.00%
Financials	–0.94%	11.26%	9.68%
Consumer Discretionary	–0.84%	11.08%	17.06%
Energy	–0.80%	7.50%	6.20%
Telecommunication Services	–0.40%	0.62%	1.44%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Protected Series | 5

Janus Protected Series - Global (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Canadian Pacific Railway, Ltd. Transportation – Railroad	2.4%
A.P. Moeller – Maersk A/S – Class B Transportation – Marine	1.8%
AIA Group, Ltd. Life and Health Insurance	1.8%
Koninklijke Vopak N.V. Transportation – Services	1.6%
Kuehne + Nagel International A.G. Transportation – Services	1.4%

9.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

6 | SEPTEMBER 30, 2013

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013			per the January 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Global – Class A Shares
NAV	11.71%	9.30%	4.80%	1.93%
MOP	5.30%	5.75%

Janus Protected Series - Global – Class C Shares
NAV	10.92%	8.52%	5.67%	2.67%
CDSC	9.92%	8.52%

Janus Protected Series - Global – Class D Shares(1)	11.93%	9.30%	5.59%	2.03%

Janus Protected Series - Global – Class I Shares	12.08%	9.56%	4.77%	1.66%

Janus Protected Series - Global – Class S Shares	11.65%	9.09%	5.29%	2.16%

Janus Protected Series - Global – Class T Shares	11.81%	9.35%	5.04%	1.91%

Morgan Stanley Capital International World Growth Index	19.16%	20.93%

Protected Series - Global Blended Index	11.26%	12.32%

Morgan Stanley Capital International All Country World IndexSM	17.73%	19.36%

Morningstar Quartile – Class I Shares	1st	3rd

Morningstar Ranking – based on total return for World Allocation Funds	116/590	314/496

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Protected Series | 7

Janus Protected Series - Global (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

8 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,049.20	$9.76	$1,000.00	$1,015.54	$9.60	1.90%

Class C Shares	$1,000.00	$1,046.10	$13.54	$1,000.00	$1,011.83	$13.31	2.64%

Class D Shares	$1,000.00	$1,051.00	$9.00	$1,000.00	$1,016.29	$8.85	1.75%

Class I Shares	$1,000.00	$1,050.80	$8.38	$1,000.00	$1,016.90	$8.24	1.63%

Class S Shares	$1,000.00	$1,049.30	$10.89	$1,000.00	$1,014.44	$10.71	2.12%

Class T Shares	$1,000.00	$1,050.00	$9.61	$1,000.00	$1,015.69	$9.45	1.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Protected Series | 9

Janus Protected Series - Global

Schedule of Investments

As of September 30, 2013

Shares/Principal/Contract Amounts		Value

Common Stock – 97.1%
Advanced Materials/Production – 0.7%
17,937	Alent PLC	$103,073
Agricultural Chemicals – 0.9%
1,238	Monsanto Co.	129,210
Airlines – 1.2%
3,336	Delta Air Lines, Inc.	78,696
3,100	United Continental Holdings, Inc.*	95,201
		173,897
Apparel Manufacturers – 1.1%
3,053	Burberry Group PLC	80,750
7,100	Prada SpA	68,797
		149,547
Applications Software – 0.2%
490	Intuit, Inc.	32,492
Athletic Footwear – 0.5%
976	NIKE, Inc. – Class B	70,897
Automotive – Cars and Light Trucks – 0.5%
11,000	Isuzu Motors, Ltd.	72,304
Beverages – Wine and Spirits – 1.1%
1,243	Pernod-Ricard S.A.	154,337
Brewery – 1.1%
2,888	SABMiller PLC	146,952
Cable/Satellite Television – 1.9%
2,079	Comcast Corp. – Class A	93,867
481	Liberty Global PLC*	36,282
735	Liberty Global PLC – Class A*	58,322
645	Time Warner Cable, Inc.	71,982
		260,453
Cellular Telecommunications – 0.7%
1,790	T-Mobile U.S., Inc.	46,486
15,893	Vodafone Group PLC	55,568
		102,054
Chemicals – Diversified – 0.8%
1,451	LyondellBasell Industries N.V. – Class A	106,257
Commercial Banks – 3.9%
14,341	Banco Bilbao Vizcaya Argentaria S.A.	160,237
136,000	China Construction Bank Corp.	104,687
1,764	Qatar National Bank SAQ	80,821
9,167	Sberbank of Russia (ADR)	110,462
28,000	Seven Bank, Ltd.	93,447
		549,654
Commercial Services – Finance – 1.0%
215	MasterCard, Inc. – Class A	144,648
Computer Aided Design – 0.3%
541	ANSYS, Inc.*	46,807
Computers – 1.3%
390	Apple, Inc.**	185,932
Consulting Services – 0.8%
1,652	Verisk Analytics, Inc. – Class A*	107,314
Consumer Products – Miscellaneous – 0.4%
22,200	Samsonite International S.A.	61,971
Containers – Metal and Glass – 0.7%
2,424	Crown Holdings, Inc.*	102,487
Cosmetics and Toiletries – 1.2%
2,713	Colgate-Palmolive Co.**	160,881
Diversified Banking Institutions – 5.6%
2,790	Citigroup, Inc.**	135,343
2,796	Deutsche Bank A.G.	128,366
11,154	HSBC Holdings PLC	120,860
2,458	JPMorgan Chase & Co.	127,054
3,234	Societe Generale S.A.	161,118
5,725	UBS A.G.	117,147
		789,888
Diversified Operations – 1.6%
1,409	Danaher Corp.	97,672
1,445	Dover Corp.	129,804
		227,476
E-Commerce/Products – 1.8%
232	Amazon.com, Inc.*	72,533
1,601	eBay, Inc.*	89,320
6,400	Rakuten, Inc.	96,703
		258,556
E-Commerce/Services – 0.5%
65	priceline.com, Inc.*	65,712
Electronic Components – Miscellaneous – 0.6%
1,555	TE Connectivity, Ltd. (U.S. Shares)	80,518
Electronic Components – Semiconductors – 1.7%
5,777	ARM Holdings PLC	92,203
1,762	International Rectifier Corp.*	43,645
7,827	ON Semiconductor Corp.*	57,137
32	Samsung Electronics Co., Ltd.	40,709
		233,694
Electronic Connectors – 0.5%
957	Amphenol Corp. – Class A	74,053
Electronic Measuring Instruments – 1.1%
400	Keyence Corp.	151,608
Electronic Security Devices – 0.5%
1,854	Tyco International, Ltd. (U.S. Shares)	64,853
Enterprise Software/Services – 0.4%
1,615	Oracle Corp.	53,569
Entertainment Software – 0.3%
3,200	Nexon Co., Ltd.	38,942
Finance – Credit Card – 1.4%
1,354	American Express Co.	102,254
512	Visa, Inc. – Class A	97,843
		200,097
Food – Catering – 0.3%
3,005	Compass Group PLC	41,346
Food – Confectionary – 1.1%
1,594	Hershey Co.	147,445
Food – Miscellaneous/Diversified – 2.2%
983	McCormick & Co., Inc.	63,600
1,024	Nestle S.A.	71,638
4,266	Unilever N.V.	165,935
		301,173

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares/Principal/Contract Amounts		Value

Food – Retail – 1.1%
2,020	Shoprite Holdings, Ltd.	$33,310
2,130	Whole Foods Market, Inc.	124,605
		157,915
Hotels and Motels – 0.1%
12,000	Shangri-La Asia, Ltd.	19,867
Industrial Automation and Robotics – 1.3%
1,100	FANUC Corp.	181,431
Instruments – Controls – 0.9%
3,255	Sensata Technologies Holding N.V.*	124,569
Internet Content – Entertainment – 0.4%
1,945	Youku Tudou, Inc. (ADR)*	53,293
Internet Gambling – 0.3%
24,090	Bwin.Party Digital Entertainment PLC	47,612
Investment Management and Advisory Services – 0.8%
1,479	T. Rowe Price Group, Inc.	106,384
Life and Health Insurance – 2.6%
53,200	AIA Group, Ltd.	250,028
6,375	Prudential PLC	118,774
		368,802
Medical – Biomedical and Genetic – 2.9%
689	Alexion Pharmaceuticals, Inc.*	80,034
833	Celgene Corp.*	128,224
2,088	Gilead Sciences, Inc.*	131,210
2,082	NPS Pharmaceuticals, Inc.*	66,228
		405,696
Medical – Drugs – 5.7%
1,328	Abbott Laboratories	44,076
1,794	Alkermes PLC*	60,314
3,562	GlaxoSmithKline PLC	89,802
954	Jazz Pharmaceuticals PLC*	87,739
1,597	Medivation, Inc.*	95,724
474	Roche Holding A.G.	127,872
2,574	Shire PLC	103,247
821	Valeant Pharmaceuticals International, Inc.	85,616
3,449	Zoetis, Inc.	107,333
		801,723
Medical – Generic Drugs – 0.5%
461	Actavis, Inc.	66,384
Medical – HMO – 0.6%
1,386	Aetna, Inc.	88,732
Medical Information Systems – 0.5%
652	athenahealth, Inc.*	70,781
Metal Processors and Fabricators – 0.7%
411	Precision Castparts Corp.	93,396
Multimedia – 1.4%
3,200	Twenty-First Century Fox, Inc. – Class A	107,200
1,292	Walt Disney Co.	83,321
		190,521
Networking Products – 0.7%
4,053	Cisco Systems, Inc.	94,921
Oil – Field Services – 1.7%
488	Core Laboratories N.V.	82,574
6,636	Petrofac, Ltd.	150,921
		233,495
Oil and Gas Drilling – 0.6%
1,293	Helmerich & Payne, Inc.	89,152
Oil Companies – Exploration and Production – 5.1%
1,051	Anadarko Petroleum Corp.	97,733
3,249	Cobalt International Energy, Inc.*	80,770
976	EOG Resources, Inc.	165,217
2,769	Genel Energy PLC*	42,088
2,143	Noble Energy, Inc.	143,602
15,804	Ophir Energy PLC*	85,393
5,792	Tullow Oil PLC	96,005
		710,808
Oil Companies – Integrated – 1.7%
1,558	Phillips 66	90,084
2,277	Royal Dutch Shell PLC (ADR)	149,553
		239,637
Oil Field Machinery and Equipment – 0.8%
1,358	National Oilwell Varco, Inc.	106,073
Oil Refining and Marketing – 0.6%
2,398	Valero Energy Corp.	81,892
Pharmacy Services – 1.6%
1,965	Express Scripts Holding Co.*	121,398
1,719	Omnicare, Inc.	95,404
		216,802
Real Estate Management/Services – 1.4%
1,209	Jones Lang LaSalle, Inc.	105,546
3,000	Mitsubishi Estate Co., Ltd.	88,400
		193,946
Real Estate Operating/Development – 1.1%
2,815	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	105,281
90,000	Shun Tak Holdings, Ltd.	50,479
		155,760
REIT – Diversified – 0.9%
1,147	American Tower Corp.	85,027
3,357	Lexington Realty Trust	37,699
		122,726
REIT – Health Care – 0.3%
772	Ventas, Inc.	47,478
REIT – Regional Malls – 0.6%
557	Simon Property Group, Inc.	82,564
Retail – Discount – 0.5%
644	Costco Wholesale Corp.	74,137
Retail – Jewelry – 1.1%
30,400	Chow Tai Fook Jewellery Group, Ltd.	43,509
564	Cie Financiere Richemont S.A.	56,518
642	Tiffany & Co.	49,190
		149,217
Retail – Pet Food and Supplies – 0.4%
700	PetSmart, Inc.	53,382
Semiconductor Components/Integrated Circuits – 1.1%
8,566	Atmel Corp.*	63,731
26,000	Taiwan Semiconductor Manufacturing Co., Ltd.	88,379
		152,110

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Protected Series | 11

Janus Protected Series - Global

Schedule of Investments

As of September 30, 2013

Shares/Principal/Contract Amounts		Value

Steel – Producers – 0.7%
4,016	ThyssenKrupp A.G.	$96,046
Steel Pipe and Tube – 0.5%
1,057	Vallourec S.A.	63,298
Super-Regional Banks – 0.7%
2,806	U.S. Bancorp	102,643
Telecommunication Services – 1.1%
2,914	Amdocs, Ltd. (U.S. Shares)	106,769
80,000	Tower Bersama Infrastructure Tbk PT	40,449
		147,218
Television – 0.5%
1,155	CBS Corp. – Class B	63,710
Tobacco – 2.3%
4,326	Imperial Tobacco Group PLC	160,147
4,400	Japan Tobacco, Inc.**	158,038
		318,185
Toys – 0.7%
1,411	Mattel, Inc.	59,065
400	Nintendo Co., Ltd.	45,299
		104,364
Transactional Software – 0.3%
919	Solera Holdings, Inc.	48,587
Transportation – Marine – 1.8%
28	A.P. Moeller – Maersk A/S – Class B	256,771
Transportation – Railroad – 2.8%
2,757	Canadian Pacific Railway, Ltd.	340,215
526	Kansas City Southern	57,523
		397,738
Transportation – Services – 3.3%
3,910	Koninklijke Vopak N.V.	224,019
1,467	Kuehne + Nagel International A.G.	192,279
298	Panalpina Welttransport Holding A.G.	43,937
		460,235
Web Portals/Internet Service Providers – 1.2%
187	Google, Inc. – Class A*	163,795
Wireless Equipment – 1.3%
1,160	Motorola Solutions, Inc.	68,881
8,964	Telefonaktiebolaget L.M. Ericsson – Class B	119,308
		188,189

Total Common Stock (cost $11,865,006)		13,582,082

Right – 0%
Commercial Banks – 0%
14,341	Banco Bilbao Vizcaya Argentaria S.A.* (cost $1,920)	1,921

U.S. Treasury Notes/Bonds – 0.2%
	U.S. Treasury Notes/Bonds:
$15,000	0.8750%, 11/30/16	15,067
15,000	1.3750%, 11/30/18	14,953

Total U.S. Treasury Notes/Bonds (cost $29,913)		30,020

Money Market – 3.0%
422,212	Janus Cash Liquidity Fund LLC, 0%£ (cost $422,212)	422,212

Capital Protection Agreement – 0%
1	Janus Protected Series - Global with BNP Paribas Prime Brokerage, Inc.§ exercise price at 9/30/13 $9.43 – $9.59 (cost $0)	0

Total Investments (total cost $12,319,051) – 100.3%		14,036,235

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(47,385)

Net Assets – 100%		$13,988,850

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$531,112	3.8%
China	157,980	1.1%
Denmark	256,771	1.8%
France	378,753	2.7%
Germany	224,412	1.6%
Hong Kong	425,854	3.0%
Indonesia	40,449	0.3%
Italy	68,797	0.5%
Japan	926,172	6.6%
Netherlands	389,954	2.8%
Qatar	80,821	0.6%
Russia	110,462	0.8%
South Africa	33,310	0.2%
South Korea	40,709	0.3%
Spain	162,158	1.2%
Sweden	119,308	0.9%
Switzerland	609,391	4.3%
Taiwan	88,379	0.6%
Turkey	42,088	0.3%
United Kingdom	1,642,206	11.7%
United States††	7,707,149	54.9%

Total	$14,036,235	100.0%

††	Includes Cash Equivalents of 3.0%.

	Premium to		Unrealized
Schedule of Purchased Option – Zero Strike Call	be Paid	Value	Depreciation

BNP IVIX Index expires March 2014 39,865 contracts exercise price $0.00	$(150,183)	$146,626	$(3,557)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | SEPTEMBER 30, 2013

Janus Protected Series - Growth (unaudited)

Fund Snapshot
Janus Protected Series – Growth is a growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. Fund series that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

Performance Review

Janus Protected Series – Growth Class I Shares returned 5.87% for the 12-month period ended September 30, 2013, versus a return of 19.27% for Russell 1000 Growth Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the Protected Series – Growth Blended Index, returned 11.32%.

Investment Environment

Global markets enjoyed a significant rally over the last 12 months, stoked by a number of indicators that the global economy, while still growing slowly, has improved. An improving U.S. employment picture, a strengthening housing market, and other data points indicating the U.S. economy was improving helped lift stocks at the beginning of 2013. Later in the year, better-than-expected economic data from China and Europe improved market sentiment. While markets experienced a substantial climb, there were also a few periods of volatility late in 2012, due to fears the U.S. would go over the fiscal cliff, and again in the second and third quarters of 2013 as investors feared the Federal Reserve (Fed) might taper its quantitative easing program.

Performance Discussion

While there were a few volatile bouts over the year, volatility generally decreased during the period, allowing us to increase our exposure to equities. We entered the year at 42.55% exposure to equities and ended at 74.26% exposure, with the protection component comprising the rest of the portfolio. The allocation to the protection component was the main factor that contributed to the Fund’s underperformance against its primary benchmark, the Russell 1000 Growth Index.

The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains.

During the course of the year, the average allocation to the protection component was approximately 50.90%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. As markets rose during the quarter, the allocation to the protection component played the largest role in our underperformance relative to the benchmark.

In addition to the protection component allocation, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

While our allocation to the protection component was a drag on relative performance this quarter, we were pleased to see our holdings in the Fund’s equity component contribute to relative results. We emphasize companies with sustainable, long-term growth drivers in our portfolio. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential. These competitive advantages should allow the companies to grow regardless of the economy. This year, our performance in the equity component was led by a number of companies that put up impressive results and demonstrated their competitive advantages. However,

Janus Protected Series | 13

Janus Protected Series - Growth (unaudited)

there were also some stocks that detracted from performance. We continue to have high conviction in the long-term outlook for most of these companies.

Apple was our top detractor. We believe Apple has gone through a transition this year. The company went through a several-year period of high compounded profit growth. Now, profit expectations that are implied in the stock’s valuation are more than reasonable, in our opinion, and we believe a fair number of new products will drive growth in the coming months. We continue to think Apple has a very sticky customer base of high-end consumers. Once consumers are introduced to the Apple brand, they get more deeply entrenched in Apple’s ecosystem of products, and tend to spend more on Apple products. We think the strength of Apple’s ecosystem is still in place.

Teradata was another top detractor during the year. The company experienced some weakness in U.S. demand during the year, which is somewhat expected in a weak IT spending environment. However, we still like the long-term growth outlook for the company. Data analytics is getting increasingly important for companies across a number of industries, and, in our view, no company is better than Teradata in turning huge repositories of data into actionable insights. We believe the fact that Teradata has lost only a couple of its customers to competitors over the last four or five years validates the company’s strengths in data analytics.

Two health care companies, Gilead Sciences and Celgene Corporation, were our largest contributors to the Fund’s performance. We believe our research team has done a tremendous job of understanding the potential of the drugs in both companies’ pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams. Gilead’s new single-pill HIV treatment offers patients a simpler drug regimen than some competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Meanwhile, Gilead’s new treatment also allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as the leader in a new wave of more tolerable and more effective hepatitis C treatments. We continue to like the potential of this drug to treat a large, addressable market of people suffering from hepatitis C, which affects an estimated 3% of the world’s population.

Meanwhile, Celgene had a breakout year as a number of long running clinical trials came to fruition over a short period of time. These included successful results for Revlimid for newly diagnosed multiple myeloma, Pomalyst for refractory myeloma, Abraxane for pancreatic cancer, and Apremilast, an oral therapy for psoriasis and psoriatic arthritis. Given all of the new launches, Celgene gave long term revenue and earnings guidance that was well ahead of consensus.

Derivatives

This fund invests in derivatives, primarily options, to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the portfolio. The Fund may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (VIX) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

We expect the U.S. economy to continue to improve. The shrinking federal government was a drag to gross domestic product growth in 2013, but should be less of a drag next year. We think the shrinking U.S. deficit is also a positive for the economy, as it reduces the risk of a policy mistake such as increased taxes. In other areas of the globe, we see positive signs that Europe is stabilizing. In emerging markets, we see a wider divergence than at any point in the last 10 years between the countries that are doing well and those that are doing poorly. While economic growth is slowing in some of those countries, emerging markets as a whole are undergoing positive changes from a burgeoning middle class that will be increasing consumption. We are investing in a number of companies that we think will benefit as consumption rates in those markets increase.

Thank you for your investment in Janus Protected Series – Growth.

14 | SEPTEMBER 30, 2013

(unaudited)

Janus Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	0.63%
Celgene Corp.	0.55%
L Brands, Inc.	0.44%
NIKE, Inc. – Class B	0.41%
Precision Castparts Corp.	0.38%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–1.09%
S&P 500® E-mini – expired March 2013	–0.29%
SPDR S&P 500® Trust (ETF) – expired December 2012	–0.10%
S&P 500® E-mini – expired September 2013	–0.08%
Teradata Corp.	–0.07%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Information Technology	3.14%	12.93%	28.98%
Consumer Staples	0.72%	4.84%	12.79%
Telecommunication Services	0.22%	0.33%	2.25%
Other**	0.06%	5.76%	0.00%
Utilities	0.03%	–0.08%	0.21%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Protection Component**	–11.31%	51.07%	0.00%
Industrials	–1.44%	5.91%	12.54%
Consumer Discretionary	–0.88%	8.17%	17.60%
Health Care	–0.36%	6.25%	12.40%
Energy	–0.31%	2.49%	4.26%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Protected Series | 15

Janus Protected Series - Growth (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Apple, Inc. Computers	3.4%
Google, Inc. – Class A Web Portals/Internet Service Providers	3.0%
L Brands, Inc. Retail – Apparel and Shoe	2.1%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	1.9%
AutoZone, Inc. Retail – Auto Parts	1.7%

12.1%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

16 | SEPTEMBER 30, 2013

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013			per the January 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Growth – Class A Shares
NAV	5.66%	–2.84%	1.93%	1.79%
MOP	–0.43%	–5.20%

Janus Protected Series - Growth – Class C Shares
NAV	4.81%	–3.58%	2.68%	2.52%
CDSC	3.81%	–3.58%

Janus Protected Series - Growth – Class D Shares(1)	5.76%	–2.71%	1.93%	1.60%

Janus Protected Series - Growth – Class I Shares	5.87%	–2.62%	1.67%	1.52%

Janus Protected Series - Growth – Class S Shares	5.56%	–2.97%	2.18%	1.97%

Janus Protected Series - Growth – Class T Shares	5.66%	–2.80%	1.87%	1.72%

Russell 1000® Growth Index	19.27%	12.33%

Protected Series - Growth Blended Index	11.32%	7.48%

S&P 500® Index	19.34%	12.10%

Morningstar Quartile – Class I Shares	4th	4th

Morningstar Ranking – based on total return for Large Growth Funds	1,740/1,746	1,654/1,660

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Protected Series | 17

Janus Protected Series - Growth (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 4, 2011
(1)	Closed to new investors.

18 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,042.50	$9.01	$1,000.00	$1,016.24	$8.90	1.76%

Class C Shares	$1,000.00	$1,037.40	$12.92	$1,000.00	$1,012.38	$12.76	2.53%

Class D Shares	$1,000.00	$1,043.50	$8.09	$1,000.00	$1,017.15	$7.99	1.58%

Class I Shares	$1,000.00	$1,043.40	$7.58	$1,000.00	$1,017.65	$7.49	1.48%

Class S Shares	$1,000.00	$1,041.40	$10.29	$1,000.00	$1,014.99	$10.15	2.01%

Class T Shares	$1,000.00	$1,042.40	$9.06	$1,000.00	$1,016.19	$8.95	1.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Protected Series | 19

Janus Protected Series - Growth

Schedule of Investments

As of September 30, 2013

Shares/Principal/Contract Amounts		Value

Common Stock – 70.4%
Agricultural Chemicals – 1.3%
9,077	Monsanto Co.	$947,366
Apparel Manufacturers – 0.4%
10,156	Burberry Group PLC	268,622
Applications Software – 1.3%
15,102	Intuit, Inc.	1,001,414
Athletic Footwear – 1.1%
11,603	NIKE, Inc. – Class B	842,842
Beverages – Wine and Spirits – 2.0%
16,338	Diageo PLC	519,670
8,076	Pernod-Ricard S.A.	1,002,754
		1,522,424
Brewery – 1.3%
19,742	SABMiller PLC	1,004,548
Commercial Services – Finance – 1.2%
1,356	MasterCard, Inc. – Class A	912,290
Computer Aided Design – 0.7%
6,093	ANSYS, Inc.*	527,166
Computers – 3.4%
5,390	Apple, Inc.**	2,569,682
Computers – Integrated Systems – 0.8%
10,596	Teradata Corp.*	587,442
Consulting Services – 0.9%
9,984	Verisk Analytics, Inc. – Class A*	648,561
Containers – Metal and Glass – 1.0%
17,518	Ball Corp.	786,208
Cosmetics and Toiletries – 0.9%
12,026	Colgate-Palmolive Co.	713,142
Distribution/Wholesale – 1.6%
3,184	Fastenal Co.	159,996
4,138	W.W. Grainger, Inc.	1,082,956
		1,242,952
Diversified Operations – 1.6%
5,656	Colfax Corp.*	319,507
12,408	Danaher Corp.	860,123
		1,179,630
E-Commerce/Products – 0.7%
9,298	eBay, Inc.*	518,735
E-Commerce/Services – 0.4%
281	priceline.com, Inc.*	284,077
Electronic Components – Miscellaneous – 1.1%
15,325	TE Connectivity, Ltd. (U.S. Shares)	793,528
Electronic Components – Semiconductors – 0.7%
22,509	ARM Holdings PLC	359,252
21,620	ON Semiconductor Corp.*	157,826
		517,078
Electronic Connectors – 1.0%
10,063	Amphenol Corp. – Class A	778,675
Electronic Design Automation – 0.8%
43,502	Cadence Design Systems, Inc.*	587,277
Electronic Security Devices – 0.8%
17,119	Tyco International, Ltd. (U.S. Shares)	598,823
Enterprise Software/Services – 1.2%
15,591	Informatica Corp.*	607,581
9,107	Oracle Corp.**	302,079
		909,660
Finance – Credit Card – 1.1%
4,324	Visa, Inc. – Class A	826,316
Food – Confectionary – 0.2%
1,823	Hershey Co.	168,628
Food – Miscellaneous/Diversified – 0.8%
15,751	Unilever N.V.	612,667
Food – Retail – 1.1%
14,674	Whole Foods Market, Inc.	858,429
Industrial Automation and Robotics – 0.7%
3,400	FANUC Corp.	560,786
Instruments – Controls – 1.5%
29,172	Sensata Technologies Holding N.V.*	1,116,412
Investment Management and Advisory Services – 0.5%
5,009	T. Rowe Price Group, Inc.	360,297
Life and Health Insurance – 0.4%
59,200	AIA Group, Ltd.	278,226
Medical – Biomedical and Genetic – 3.9%
3,561	Alexion Pharmaceuticals, Inc.*	413,646
7,077	Celgene Corp.*	1,089,362
22,670	Gilead Sciences, Inc.*	1,424,583
		2,927,591
Medical – Drugs – 3.5%
22,782	AbbVie, Inc.	1,019,039
6,765	Medivation, Inc.*	405,494
6,473	Shire PLC	259,641
4,590	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	478,875
15,975	Zoetis, Inc.	497,142
		2,660,191
Medical – Generic Drugs – 1.0%
6,218	Perrigo Co.	767,177
Medical – HMO – 0.4%
5,234	Aetna, Inc.	335,081
Medical Information Systems – 0.3%
1,815	athenahealth, Inc.*	197,036
Metal Processors and Fabricators – 1.5%
4,848	Precision Castparts Corp.	1,101,660
Multimedia – 1.7%
26,842	Twenty-First Century Fox, Inc. – Class A	899,207
6,398	Walt Disney Co.	412,607
		1,311,814
Networking Products – 0.4%
12,871	Cisco Systems, Inc.	301,439
Oil and Gas Drilling – 0.5%
5,278	Helmerich & Payne, Inc.	363,918
Oil Companies – Exploration and Production – 1.4%
2,650	EOG Resources, Inc.	448,592
8,598	Noble Energy, Inc.	576,152
		1,024,744

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares/Principal/Contract Amounts		Value

Oil Field Machinery and Equipment – 0.6%
7,254	Dresser-Rand Group, Inc.*	$452,650
Pharmacy Services – 1.1%
13,759	Express Scripts Holding Co.*	850,031
Pipelines – 1.1%
22,586	Kinder Morgan, Inc.	803,384
Recreational Vehicles – 0.4%
2,186	Polaris Industries, Inc.	282,387
REIT – Diversified – 0.5%
5,353	American Tower Corp.	396,818
REIT – Health Care – 0.3%
3,841	Ventas, Inc.	236,221
REIT – Regional Malls – 0.4%
1,842	Simon Property Group, Inc.	273,040
Retail – Apparel and Shoe – 2.1%
25,627	L Brands, Inc.	1,565,810
Retail – Auto Parts – 1.7%
2,993	AutoZone, Inc.*	1,265,231
Retail – Discount – 0.9%
5,927	Costco Wholesale Corp.	682,316
Retail – Major Department Stores – 1.2%
15,912	TJX Cos., Inc.	897,278
Retail – Miscellaneous/Diversified – 0.5%
13,254	Sally Beauty Holdings, Inc.*	346,725
Retail – Perfume and Cosmetics – 0.6%
3,842	Ulta Salon, Cosmetics & Fragrance, Inc.	458,965
Retail – Pet Food and Supplies – 0.4%
3,768	PetSmart, Inc.	287,348
Retail – Restaurants – 1.2%
4,924	Dunkin’ Brands Group, Inc.	222,860
8,507	Starbucks Corp.	654,784
		877,644
Semiconductor Components/Integrated Circuits – 0.9%
36,701	Atmel Corp.*	273,056
22,117	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	375,104
		648,160
Software Tools – 0.6%
5,867	VMware, Inc. – Class A*	474,640
Telecommunication Services – 0.6%
11,786	Amdocs, Ltd. (U.S. Shares)	431,839
Television – 0.5%
7,298	CBS Corp. – Class B	402,558
Toys – 0.6%
10,517	Mattel, Inc.	440,242
Transportation – Railroad – 2.8%
9,556	Canadian Pacific Railway, Ltd.	1,179,213
6,099	Union Pacific Corp.	947,419
		2,126,632
Web Portals/Internet Service Providers – 3.0%
2,573	Google, Inc. – Class A*	2,253,716
Wireless Equipment – 1.3%
11,858	Motorola Solutions, Inc.	704,128
18,859	Telefonaktiebolaget L.M. Ericsson – Class B	251,007
		955,135

Total Common Stock (cost $44,507,131)		52,923,324

Purchased Option – Call – 0.2%
845	SPDR S&P 500® Trust (ETF) expires December 2013 exercise price $175.00 (premiums paid $208,175)	126,960

U.S. Treasury Notes/Bonds – 3.7%
	U.S. Treasury Notes/Bonds:
$1,250,000	1.0000%, 9/30/16	1,262,890
1,520,000	0.8750%, 11/30/16	1,526,768

Total U.S. Treasury Notes/Bonds (cost $2,775,967)		2,789,658

Money Market – 25.9%
19,453,548	Janus Cash Liquidity Fund LLC, 0%£ (cost $19,453,548)	19,453,548

Capital Protection Agreement – 0%
1	Janus Protected Series - Growth with BNP Paribas Prime Brokerage, Inc.§ exercise price at 9/30/13 $8.13 (cost $0)	0

Total Investments (total cost $66,944,821) – 100.2%		75,293,490

Liabilities, net of Cash, Receivables and Other Assets**– (0.2)%		(155,123)

Net Assets – 100%		$75,138,367

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$1,658,088	2.2%
France	1,002,754	1.3%
Hong Kong	278,226	0.4%
Japan	560,786	0.8%
Netherlands	612,667	0.8%
Sweden	251,007	0.3%
Taiwan	375,104	0.5%
United Kingdom	2,411,733	3.2%
United States††	68,143,125	90.5%

Total	$75,293,490	100.0%

††	Includes Cash Equivalents of 25.8%.

Financial Future – Short
36 Contracts	S&P 500® E-mini expires December 2013, principal amount $3,049,456, value $3,013,740, cumulative appreciation	$35,716

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Protected Series | 21

Janus Protected Series - Growth

Schedule of Investments

As of September 30, 2013

	Premium to		Unrealized
Schedule of Purchased Option – Zero Strike Call	be Paid	Value	Depreciation

BNP IVIX Index expires January 2014 117,084 contracts exercise price $0.00	$(449,123)	$430,749	$(18,374)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | SEPTEMBER 30, 2013

Notes to Schedules of Investments and Other Information

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Protected Series – Global Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Morgan Stanley Capital International World Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Protected Series – Growth Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2013, is noted below.

Fund	Aggregate Value

Janus Protected Series - Global	$406,922
Janus Protected Series - Growth	1,491,740

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Protected Series - Global
Capital Protection Agreement	12/15/11	$0	$0	0.0%

Janus Protected Series - Growth
Capital Protection Agreement	5/4/11	$0	$0	0.0%

The Funds have registration rights for certain restricted securities held as of September 30, 2013. The issuer incurs all registration costs.

Janus Protected Series | 23

Notes to Schedules of Investments and Other Information (continued)

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended September 30, 2013. Except for the value at year end, all other information in the table is for the year ended September 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/13

Janus Protected Series – Global
Janus Cash Liquidity Fund LLC	10,201,547	$10,201,547	(14,310,055)	$(14,310,055)	$–	$3,953	$422,212

Janus Protected Series – Growth
Janus Cash Liquidity Fund LLC	31,117,510	$31,117,510	(83,834,000)	$(83,834,000)	$–	$73,984	$19,453,548

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Protected Series – Global
Common Stock
Commercial Banks	$439,192	$110,462	$–
Internet Content – Entertainment	–	53,293	–
Oil Companies – Integrated	90,084	149,553	–
All Other	12,739,498	–	–

Right	–	1,921	–

U.S. Treasury Notes/Bonds	–	30,020	–

Money Market	–	422,212	–

Total Investments in Securities	$13,268,774	$767,461	$–

Other Financial Instruments(a) – Liabilities:
Capital protection agreement	$–	$–	$0
Purchased option – zero strike call	–	3,557	–

Investments in Securities:
Janus Protected Series – Growth
Common Stock
Semiconductor Components/Integrated Circuits	$273,056	$375,104	$–
All Other	52,275,164	–	–

Purchased Option	–	126,960	–

U.S. Treasury Notes/Bonds	–	2,789,658	–

Money Market	–	19,453,548	–

Total Investments in Securities	$52,548,220	$22,745,270	$–

Other Financial Instruments(a) – Assets:
Variation margin	$–	$21,780	$–

Other Financial Instruments(a) – Liabilities:
Capital protection agreement	$–	$–	$0
Purchased option – zero strike call	–	18,374	–

(a)	Other financial instruments include the capital protection agreement, futures, forward currency, written option, zero strike option, and swap contracts. Forward currency contracts, zero strike options, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

24 | SEPTEMBER 30, 2013

Statements of Assets and Liabilities

As of September 30, 2013
(all numbers in thousands except net asset value per share)	Janus Protected Series - Global	Janus Protected Series - Growth

Assets:
Investments at cost	$12,319	$66,945
Unaffiliated investments at value	$13,614	$55,840
Affiliated investments at value	422	19,454
Cash	4	–
Restricted cash (Note 1)	–	20
Receivables:
Investments sold	–	745
Fund shares sold	–	6
Dividends	20	32
Foreign dividend tax reclaim	4	3
Due from adviser	37	–
Interest	–	4
Non-interested Trustees’ deferred compensation	–	1
Variation margin	–	22
Other assets	1	2
Total Assets	14,102	76,129
Liabilities:
Payables:
Purchased options - zero strike calls at value(1)	4	18
Investments purchased	36	671
Fund shares repurchased	1	101
Advisory fees	7	29
Capital protection fee	7	37
Fund administration fees	–	1
Internal servicing cost	–	1
Administrative services fees	1	4
Distribution fees and shareholder servicing fees	3	22
Administrative, networking and omnibus fees	–	3
Non-interested Trustees’ fees and expenses	–	–
Non-interested Trustees’ deferred compensation fees	–	1
Accrued expenses and other payables	54	103
Total Liabilities	113	991
Net Assets	$13,989	$75,138

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Protected Series | 25

Statements of Assets and Liabilities  (continued)

As of September 30, 2013
(all numbers in thousands except net asset value per share)	Janus Protected Series - Global	Janus Protected Series - Growth

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$12,477	$74,237
Undistributed net investment loss*	(64)	(826)
Undistributed net realized loss from investment and foreign currency transactions*	(138)	(6,639)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,714	8,366
Total Net Assets	$13,989	$75,138
Net Assets - Class A Shares	$3,204	$21,859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	273	2,342
Net Asset Value Per Share(2)	$11.73	$9.33
Maximum Offering Price Per Share(3)	$12.45	$9.90
Protected Net Asset Value Per Share(4)	$9.56	$8.13
Net Assets - Class C Shares	$2,303	$20,391
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199	2,225
Net Asset Value Per Share(2)	$11.58	$9.16
Protected Net Asset Value Per Share(4)	$9.43	$8.13
Net Assets - Class D Shares	$2,454	$7,679
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	209	820
Net Asset Value Per Share	$11.74	$9.36
Protected Net Asset Value Per Share(4)	$9.56	$8.13
Net Assets - Class I Shares	$2,157	$10,124
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183	1,079
Net Asset Value Per Share	$11.78	$9.38
Protected Net Asset Value Per Share(4)	$9.59	$8.13
Net Assets - Class S Shares	$1,851	$3,032
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	158	326
Net Asset Value Per Share	$11.70	$9.30
Protected Net Asset Value Per Share(4)	$9.52	$8.13
Net Assets - Class T Shares	$2,020	$12,053
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	172	1,290
Net Asset Value Per Share	$11.75	$9.34
Protected Net Asset Value Per Share(4)	$9.57	$8.13

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes premiums to be paid of $150,183 and $449,123 for purchased options - zero strike calls for Janus Protected Series - Global and Janus Protected Series - Growth, respectively.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
(4)	The Protected NAV is the protection feature of each Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.
See Notes to Financial Statements.

26 | SEPTEMBER 30, 2013

Statements of Operations

For the year ended September 30, 2013
(all numbers in thousands)	Janus Protected Series - Global	Janus Protected Series - Growth

Investment Income:
Interest	$1	$24
Dividends	173	673
Dividends from affiliates	4	74
Other Income	–	–
Foreign tax withheld	(9)	(10)
Total Investment Income	169	761
Expenses:
Advisory fees	84	620
Capital protection fee	83	666
Internal servicing expense - Class A Shares	–	6
Internal servicing expense - Class C Shares	1	12
Internal servicing expense - Class I Shares	–	1
Shareholder reports expense	44	65
Transfer agent fees and expenses	1	3
Registration fees	53	38
Custodian fees	41	8
Professional fees	46	32
Non-interested Trustees’ fees and expenses	–	3
Fund administration fees	1	10
Administrative services fees - Class D Shares	3	9
Administrative services fees - Class S Shares	4	7
Administrative services fees - Class T Shares	5	33
Distribution fees and shareholder servicing fees - Class A Shares	8	83
Distribution fees and shareholder servicing fees - Class C Shares	21	255
Distribution fees and shareholder servicing fees - Class S Shares	4	7
Administrative, networking and omnibus fees - Class A Shares	1	23
Administrative, networking and omnibus fees - Class C Shares	–	19
Administrative, networking and omnibus fees - Class I Shares	–	12
Other expenses	8	14
Total Expenses	408	1,926
Expense and Fee Offset	–	–
Less: Excess Expense Reimbursement	(151)	(88)
Net Expenses after Waivers and Expense Offsets	257	1,838
Net Investment Loss	(88)	(1,077)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	619	5,280
Net realized loss from futures contracts	(157)	(630)
Net realized loss from purchased options - zero strike calls	(90)	(610)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,147	1,305
Change in unrealized net appreciation/(depreciation) of futures contracts	–	31
Change in unrealized net appreciation/(depreciation) of purchased options - zero strike calls	34	277
Net Gain on Investments	1,553	5,653
Net Increase in Net Assets Resulting from Operations	$1,465	$4,576

See Notes to Financial Statements.

Janus Protected Series | 27

Statements of Changes in Net Assets

For each year or period ended September 30	Janus Protected Series - Global		Janus Protected Series - Growth
(all numbers in thousands)	2013	2012(1)	2013	2012

Operations:
Net investment loss	$(88)	$(60)	$(1,077)	$(1,688)
Net realized gain/(loss) from investment and foreign currency transactions	372	(513)	4,040	(3,944)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,181	533	1,613	8,291
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,465	(40)	4,576	2,659
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	–	–	–	–
Class I Shares	–	–	–	–
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	–	–	–	–
Class I Shares	–	–	–	–
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	–	–
Capital Share Transactions:
Shares Sold
Class A Shares	717	3,371	2,379	34,390
Class C Shares	186	1,980	1,761	18,161
Class D Shares	563	2,097	2,303	3,432
Class I Shares	258	1,704	3,364	13,567
Class S Shares	–	1,658	–	10
Class T Shares	152	1,723	607	8,795
Shares Repurchased
Class A Shares	(1,061)	(166)	(28,346)	(20,473)
Class C Shares	(62)	(19)	(16,935)	(7,384)
Class D Shares	(261)	(179)	(2,310)	(1,919)
Class I Shares	(33)	–	(11,961)	(22,818)
Class S Shares	–	–	–	(825)
Class T Shares	(25)	(39)	(4,802)	(6,645)
Net Increase/(Decrease) from Capital Share Transactions	434	12,130	(53,940)	18,291
Net Increase/(Decrease) in Net Assets	1,899	12,090	(49,364)	20,950
Net Assets:
Beginning of period	12,090	–	124,502	103,552
End of period	$13,989	$12,090	$75,138	$124,502
Undistributed Net Investment Loss*	$(64)	$(57)	$(826)	$(1,268)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

See Notes to Financial Statements.

28 | SEPTEMBER 30, 2013

Financial Highlights

Class A Shares

	Janus Protected Series - Global
For a share outstanding during each year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.50	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.01)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.24	0.53
Total from Investment Operations	1.23	0.50
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.73	$10.50
Total Return**	11.71%	5.00%
Net Assets, End of Period (in thousands)	$3,204	$3,186
Average Net Assets for the Period (in thousands)	$3,226	$2,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.97%	4.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.91%	1.90%
Ratio of Net Investment Loss to Average Net Assets***	(0.64)%	(0.70)%
Portfolio Turnover Rate	141%	124%

Class A Shares

	Janus Protected Series - Growth
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.83	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(0.05)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.50	0.27	(1.38)
Total from Investment Operations	0.50	0.22	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$9.33	$8.83	$8.61
Total Return**	5.66%	2.56%	(13.90)%
Net Assets, End of Period (in thousands)	$21,859	$46,314	$31,514
Average Net Assets for the Period (in thousands)	$33,076	$46,797	$11,929
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.82%	1.93%	3.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.72%	1.66%
Ratio of Net Investment Loss to Average Net Assets***	(0.96)%	(1.12)%	(0.90)%
Portfolio Turnover Rate	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 29

Financial Highlights  (continued)

Class C Shares

	Janus Protected Series - Global
For a share outstanding during each year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.44	$10.00
Income from Investment Operations:
Net investment loss	(0.07)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	1.21	0.52
Total from Investment Operations	1.14	0.44
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.58	$10.44
Total Return**	10.92%	4.40%
Net Assets, End of Period (in thousands)	$2,303	$1,953
Average Net Assets for the Period (in thousands)	$2,123	$1,410
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.73%	5.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.65%	2.62%
Ratio of Net Investment Loss to Average Net Assets***	(1.36)%	(1.44)%
Portfolio Turnover Rate	141%	124%

Class C Shares

	Janus Protected Series - Growth
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.74	$8.59	$10.00
Income from Investment Operations:
Net investment loss	(0.12)	(0.11)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.54	0.26	(1.38)
Total from Investment Operations	0.42	0.15	(1.41)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$9.16	$8.74	$8.59
Total Return**	4.81%	1.75%	(14.10)%
Net Assets, End of Period (in thousands)	$20,391	$34,567	$23,354
Average Net Assets for the Period (in thousands)	$25,502	$33,689	$10,505
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.61%	2.68%	4.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.51%	2.47%	2.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.72)%	(1.87)%	(1.61)%
Portfolio Turnover Rate	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

30 | SEPTEMBER 30, 2013

Class D Shares

	Janus Protected Series - Global
For a share outstanding during each year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.48	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.02	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.24	0.53
Total from Investment Operations	1.26	0.48
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.74	$10.48
Total Return**	12.02%	4.80%
Net Assets, End of Period (in thousands)	$2,454	$1,901
Average Net Assets for the Period (in thousands)	$2,224	$1,560
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.24%	5.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	2.02%
Ratio of Net Investment Loss to Average Net Assets***	(0.47)%	(0.83)%
Portfolio Turnover Rate	141%	124%

Class D Shares

	Janus Protected Series - Growth
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.85	$8.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.04)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.45	0.27	(1.36)
Total from Investment Operations	0.51	0.23	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$9.36	$8.85	$8.62
Total Return**	5.76%	2.67%	(13.80)%
Net Assets, End of Period (in thousands)	$7,679	$7,289	$5,604
Average Net Assets for the Period (in thousands)	$7,217	$7,170	$5,579
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.73%	1.92%	3.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.61%	1.60%	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(0.83)%	(1.00)%	(0.52)%
Portfolio Turnover Rate	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 31

Financial Highlights  (continued)

Class I Shares

	Janus Protected Series - Global
For a share outstanding during each year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.51	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.03	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.24	0.54
Total from Investment Operations	1.27	0.51
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.78	$10.51
Total Return**	12.08%	5.10%
Net Assets, End of Period (in thousands)	$2,157	$1,707
Average Net Assets for the Period (in thousands)	$1,954	$1,322
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.68%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.64%	1.65%
Ratio of Net Investment Loss to Average Net Assets***	(0.33)%	(0.47)%
Portfolio Turnover Rate	141%	124%

Class I Shares

	Janus Protected Series - Growth
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.86	$8.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.06)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.46	0.30	(1.37)
Total from Investment Operations	0.52	0.24	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$9.38	$8.86	$8.62
Total Return**	5.87%	2.78%	(13.80)%
Net Assets, End of Period (in thousands)	$10,124	$17,922	$26,506
Average Net Assets for the Period (in thousands)	$14,828	$23,996	$12,205
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.59%	1.66%	3.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.49%	1.47%	1.48%
Ratio of Net Investment Loss to Average Net Assets***	(0.71)%	(0.90)%	(0.73)%
Portfolio Turnover Rate	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

32 | SEPTEMBER 30, 2013

Class S Shares

	Janus Protected Series - Global
For a share outstanding during each year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.47	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.01)	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	1.24	0.53
Total from Investment Operations	1.23	0.47
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.70	$10.47
Total Return**	11.75%	4.70%
Net Assets, End of Period (in thousands)	$1,851	$1,658
Average Net Assets for the Period (in thousands)	$1,741	$1,294
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.18%	5.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.03%	2.14%
Ratio of Net Investment Loss to Average Net Assets***	(0.75)%	(0.96)%
Portfolio Turnover Rate	141%	124%

Class S Shares

	Janus Protected Series - Growth
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.81	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.04	(0.09)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.45	0.29	(1.36)
Total from Investment Operations	0.49	0.20	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$9.30	$8.81	$8.61
Total Return**	5.56%	2.32%	(13.90)%
Net Assets, End of Period (in thousands)	$3,032	$2,873	$3,588
Average Net Assets for the Period (in thousands)	$2,914	$3,348	$3,933
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.06%	2.11%	3.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.88%	1.90%	1.73%
Ratio of Net Investment Loss to Average Net Assets***	(1.10)%	(1.32)%	(0.68)%
Portfolio Turnover Rate	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 33

Financial Highlights  (continued)

Class T Shares

	Janus Protected Series - Global
For a share outstanding during each year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.02	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	1.24	0.53
Total from Investment Operations	1.26	0.49
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.75	$10.49
Total Return**	12.01%	4.90%
Net Assets, End of Period (in thousands)	$2,020	$1,685
Average Net Assets for the Period (in thousands)	$1,817	$1,324
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.93%	5.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.79%	1.90%
Ratio of Net Investment Loss to Average Net Assets***	(0.49)%	(0.71)%
Portfolio Turnover Rate	141%	124%

Class T Shares

	Janus Protected Series - Growth
For a share outstanding during each year or period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.84	$8.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.04	(0.06)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.46	0.28	(1.36)
Total from Investment Operations	0.50	0.22	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$9.34	$8.84	$8.62
Total Return**	5.66%	2.55%	(13.80)%
Net Assets, End of Period (in thousands)	$12,053	$15,537	$12,986
Average Net Assets for the Period (in thousands)	$13,394	$17,794	$8,438
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.76%	1.85%	3.14%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.69%	1.71%	1.58%
Ratio of Net Investment Loss to Average Net Assets***	(0.91)%	(1.12)%	(0.73)%
Portfolio Turnover Rate	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

34 | SEPTEMBER 30, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Protected Series – Global and Janus Protected Series – Growth (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreements
Each Fund has entered into a separate Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $500 million for Janus Protected Series – Global and $1.5 billion for Janus Protected Series – Growth, to protect against a decrease in the “Protected NAV” (or 80% of the highest NAV attained separately by each share class during the life of either Fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class of each respective Fund so long as the terms and conditions of each Capital Protection Agreement are satisfied. Shareholders cannot transact purchases or redemptions at the Protected NAV. In order to comply with the terms of each Capital Protection Agreement, each Fund must provide certain information to the Capital Protection Provider and each Fund’s portfolio manager is required to manage each Fund within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology pursuant to which each Fund allocates its portfolio assets between and within two investment components: (1) the “Equity Component,” through which each Fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which each Fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, each Fund’s exposure to industries, sectors, or countries, and liquidity of each Fund’s holdings. Each Fund’s asset allocation will vary over time depending on equity market conditions and the Fund’s portfolio composition. As a result, each Fund’s allocation to each investment component could change as frequently as

Janus Protected Series | 35

Notes to Financial Statements (continued)

daily, resulting in a higher portfolio turnover rate than other mutual funds. Each Capital Protection Agreement also imposes very specific reporting and monitoring obligations on each respective Fund, on Janus Capital, and indirectly on each Fund’s custodian. While in some instances the parties will be afforded some opportunity to remedy certain breaches to the agreement, failure to do so within specified cure periods could result in the termination of a Fund’s Capital Protection Agreement at the option of the Capital Protection Provider.

Each Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of each respective Fund and the Capital Protection Provider. There are numerous events that can cause a Capital Protection Agreement to terminate prior to the expiration of any effective term, including the net asset value (“NAV”) of one or more share classes of either Fund falling below its Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement owed to the affected Fund pursuant to the agreement on the date of termination. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the affected Fund if the termination of the Capital Protection Agreement results from acts or omissions of each respective Fund, Janus Capital or certain key employees of Janus Capital, or a Fund’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of each respective Fund. In addition, the Capital Protection Provider has the right to early terminate either Fund’s Capital Protection Agreement should the aggregate protected amount exceed the maximum settlement amount. In the event of any termination of a Capital Protection Agreement, the affected Fund will terminate and liquidate and the Capital Protection Provider will pay the Fund any amounts due related to the Protection. Only shareholders who hold their shares on the date that a Capital Protection Agreement terminates are entitled to receive the Protected NAV from the affected Fund. The Capital Protection Provider’s obligations to a Fund are subject to all of the terms, conditions, and limitations of each respective Capital Protection Agreement and terminate upon the triggering of the capital protection. Neither the Funds nor Janus Capital will cover any shortfall so a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to each Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of each respective Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the relevant Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, each Fund pays the Capital Protection Provider, under its respective Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of each respective Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of each respective Fund’s total net assets.

The Capital Protection Agreements are valued at the greater of $0.00 or the Protected NAV less the NAV per share.

The Protected NAV for each share class as well as the percentages of each Fund’s assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus websites at janus.com/allfunds, or janus.com/advisor/mutual-funds for each Fund’s share classes other than Class D Shares. Should a termination or liquidation event occur, shareholders who own shares of any share class on the termination date would be entitled to receive from the affected Fund either the Protected NAV or the then-current NAV for their share class, whichever is higher, which will include any protection amount. Please refer to each Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and a Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Funds’ Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price

36 | SEPTEMBER 30, 2013

from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of a Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated

Janus Protected Series | 37

Notes to Financial Statements (continued)

movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

Because the payment of dividends and distributions could have the effect of reducing either Fund’s NAV as a result of the reduction in the aggregate value of the Funds’ assets, any such distribution made during the term of the respective Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to a Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to each Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of September 30, 2013, Janus Protected Series – Growth had restricted cash in the amount of $20,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at September 30, 2013. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by

38 | SEPTEMBER 30, 2013

independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold material Level 3 securities as of September 30, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended September 30, 2013.

Transfers Out of
Level 1 to
Fund	Level 2

Janus Protected Series - Global	$91,993
Janus Protected Series - Growth	404,343

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended September 30, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an

Janus Protected Series | 39

Notes to Financial Statements (continued)

asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of

40 | SEPTEMBER 30, 2013

illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

Each Fund may also utilize swaps, options, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under each Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Janus Protected Series | 41

Notes to Financial Statements (continued)

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2013.

Fair Value of Derivative Instruments as of September 30, 2013

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Protected Series - Global
Capital Protection Agreement	Unaffiliated investments at value	$0
Equity Contracts			Purchased options - zero strike calls at value	$3,557

Total		$0		$3,557

Janus Protected Series - Growth
Capital Protection Agreement	Unaffiliated investments at value	$0
Equity Contracts	Variation margin	21,780
Equity Contracts	Unaffiliated investments at value	126,960*	Purchased options - zero strike calls at value	$18,374

Total		$148,740		$18,374

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2013.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign			Purchased options -
hedging instruments	currency transactions		Futures contracts	zero strike calls	Total

Janus Protected Series - Global
Equity Contracts	$(5,677	)*	$(157,336)	$(89,808)	$(252,821)
Capital Protection Agreement	0		–	–	0

Total	$(5,677)		$(157,336)	$(89,808)	$(252,821)

Janus Protected Series - Growth
Equity Contracts	$587,315*		$(629,692)	$(609,860)	$(652,237)
Capital Protection Agreement	0		–	–	0

Total	$587,315		$(629,692)	$(609,860)	$(652,237)

*	Amounts relate to purchased options.

42 | SEPTEMBER 30, 2013

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’			Purchased options -
hedging instruments	deferred compensation		Futures contracts	zero strike calls	Total

Janus Protected Series - Global
Equity Contracts	$(3,557	)*	$(352)	$33,836	$29,927
Capital Protection Agreement	0		–	–	0

Total	$(3,557)		$(352)	$33,836	$29,927

Janus Protected Series - Growth
Equity Contracts	$(89,971	)*	$30,607	$277,060	$217,696
Capital Protection Agreement	0		–	–	0

Total	$(89,971)		$30,607	$277,060	$217,696

*	Amounts relate to purchased options.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Funds. Each Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk. For information relating to these and other risks of investing in the Funds as well as other general information about the Funds, please refer to the Funds’ Prospectuses and statements of additional information.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that a Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt

Janus Protected Series | 43

Notes to Financial Statements (continued)

could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
A shareholder’s ability to receive the Protected NAV from a Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of their respective Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. As such, a Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under each Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of each Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of a Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of a Fund; and (iii) any realized or unrealized losses on any investment of a Fund in money market funds.

Emerging Market Investing
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect

44 | SEPTEMBER 30, 2013

the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Protected Series - Global	All Asset Levels	0.64
Janus Protected Series - Growth	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to

Janus Protected Series | 45

Notes to Financial Statements (continued)

investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Protected Series - Global	1.60 - 1.75*
Janus Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $258,078 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2013.

46 | SEPTEMBER 30, 2013

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $497,544 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Protected Series - Global	$384
Janus Protected Series - Growth	5,939

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended September 30, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Protected Series - Global	$521
Janus Protected Series - Growth	8,524

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended September 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Protected Series | 47

Notes to Financial Statements (continued)

The seed capital contribution by Janus Capital or an affiliate as of September 30, 2013 is indicated in the following table:

Seed Capital
Fund	at 9/30/13

Janus Protected Series - Global - Class A Shares	$1,658,275
Janus Protected Series - Global - Class C Shares	1,658,275
Janus Protected Series - Global - Class D Shares	1,658,275
Janus Protected Series - Global - Class I Shares	1,658,275
Janus Protected Series - Global - Class S Shares	1,658,275
Janus Protected Series - Global - Class T Shares	1,658,275
Janus Protected Series - Growth - Class A Shares	3,250,333
Janus Protected Series - Growth - Class C Shares	3,243,593
Janus Protected Series - Growth - Class D Shares	3,251,349
Janus Protected Series - Growth - Class I Shares	3,252,365
Janus Protected Series - Growth - Class S Shares	3,249,023
Janus Protected Series - Growth - Class T Shares	3,251,060

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Loss Deferrals	Capital Loss	Differences	Appreciation

Janus Protected Series - Global	$–	$179,830	$–	$(55,475)	$–	$(3,390)	$1,391,485
Janus Protected Series - Growth	–	–	(5,000,878)	(824,219)	–	(19,188)	6,745,933

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2013

Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Protected Series - Global	$–	$–	$–
Janus Protected Series - Growth	(5,000,878)	–	(5,000,878)

During the year ended September 30, 2013, the following capital loss carryovers were utilized by the Funds as indicated in the table:

	Capital Loss
	Carryover Utilized
Fund	Short-Term	Long-Term

Janus Protected Series - Global	$–	$–
Janus Protected Series - Growth	–	559,391

48 | SEPTEMBER 30, 2013

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Protected Series - Global	$12,644,750	$1,572,503	$(181,018)
Janus Protected Series - Growth	68,547,557	7,237,425	(491,492)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended September 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Protected Series - Global	$–	$–	$–	$(83,287)
Janus Protected Series - Growth	–	–	–	(1,522,068)

For the year or period ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Protected Series - Global(1)	$–	$–	$–	$(3,911)
Janus Protected Series - Growth	–	–	–	(618,516)

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

6.	Capital Share Transactions

	Janus Protected Series - Global		Janus Protected Series - Growth
For each year or period ended September 30 (all numbers in thousands)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	66	319	269	3,905
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(97)	(15)	(3,170)	(2,321)
Net Increase/(Decrease) in Fund Shares	(31)	304	(2,901)	1,584
Shares Outstanding, Beginning of Period	304	–	5,243	3,659
Shares Outstanding, End of Period	273	304	2,342	5,243
Transactions in Fund Shares – Class C Shares:
Shares sold	17	189	201	2,075
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(5)	(2)	(1,931)	(840)
Net Increase/(Decrease) in Fund Shares	12	187	(1,730)	1,235
Shares Outstanding, Beginning of Period	187	–	3,955	2,720
Shares Outstanding, End of Period	199	187	2,225	3,955

Janus Protected Series | 49

Notes to Financial Statements (continued)

	Janus Protected Series - Global		Janus Protected Series - Growth
For each year or period ended September 30 (all numbers in thousands)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class D Shares:
Shares sold	51	198	255	389
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(23)	(17)	(259)	(215)
Net Increase/(Decrease) in Fund Shares	28	181	(4)	174
Shares Outstanding, Beginning of Period	181	–	824	650
Shares Outstanding, End of Period	209	181	820	824
Transactions in Fund Shares – Class I Shares:
Shares sold	24	162	377	1,541
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(3)	–	(1,321)	(2,594)
Net Increase/(Decrease) in Fund Shares	21	162	(944)	(1,053)
Shares Outstanding, Beginning of Period	162	–	2,023	3,076
Shares Outstanding, End of Period	183	162	1,079	2,023
Transactions in Fund Shares – Class S Shares:
Shares sold	–	158	–	1
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	–	–	–	(92)
Net Increase/(Decrease) in Fund Shares	–	158	–	(91)
Shares Outstanding, Beginning of Period	158	–	326	417
Shares Outstanding, End of Period	158	158	326	326
Transactions in Fund Shares – Class T Shares:
Shares sold	14	164	69	1,002
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(3)	(3)	(537)	(751)
Net Increase/(Decrease) in Fund Shares	11	161	(468)	251
Shares Outstanding, Beginning of Period	161	–	1,758	1,507
Shares Outstanding, End of Period	172	161	1,290	1,758

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Protected Series - Global	$18,780,450	$14,596,183	$–	$–
Janus Protected Series - Growth	54,585,713	57,751,546	–	–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets

50 | SEPTEMBER 30, 2013

and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Protected Series | 51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Protected Series – Global and Janus Protected Series – Growth (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 15, 2013

52 | SEPTEMBER 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Protected Series – Global and Janus Protected Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator

Janus Protected Series | 53

Additional Information (unaudited) (continued)

to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation

54 | SEPTEMBER 30, 2013

payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or

Janus Protected Series | 55

Additional Information (unaudited) (continued)

will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

56 | SEPTEMBER 30, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and manager’s best judgment at the time this report was compiled, which was September 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

Janus Protected Series | 57

Useful Information About Your Fund Report (unaudited) (continued)

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

58 | SEPTEMBER 30, 2013

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Protected Series | 59

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended September 30, 2013:

Dividends Received Deduction Percentage

Fund

Janus Protected Series - Global	100%
Janus Protected Series - Growth	100%

Qualified Dividend Income Percentage

Fund

Janus Protected Series - Global	100%
Janus Protected Series - Growth	100%

60 | SEPTEMBER 30, 2013

Trustees and Officers (unaudited)

Each Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Protected Series | 61

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of
MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

62 | SEPTEMBER 30, 2013

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company).

Janus Protected Series | 63

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Protected Series - Growth Executive Vice President and Portfolio Manager Janus Protected Series - Global	4/11-Present 12/11-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64 | SEPTEMBER 30, 2013

Notes

Janus Protected Series | 65

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1113-50433	125-02-01800 11-13

ANNUAL REPORT

September 30, 2013

Janus Value Funds

Perkins Global Value Fund
Perkins International Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

The party continues ...

The S&P 500 Index continued its general upward trajectory during the period. The index climbed 19.34% for the one year ended September 30, 2013 and a remarkable 171% since its March 2009 financial crisis turning point. We have questioned how much longer this lengthy momentum run-up can last.

... But for how much longer?

It is always nice to participate in rising markets; however, from our perspective, there does not appear to be enough in terms of strong fundamentals to justify continued outsized gains.

Investor complacency remains high, and trading continues to be light, with the Chicago Board of Options Exchange (CBOE) Volatility Index (VIX) hovering near long-term lows, making markets extremely susceptible to sharp movements in either direction.

Federal Reserve (Fed) tapering remains a top concern, despite the unexpected, late-period announcement that quantitative easing bond buying will continue until there is greater evidence of more robust U.S. economic improvement. While this delay was meant to soothe investors, the truth of the matter is that the Fed has now tripled its balance sheet in the past four years to more than $4.2 trillion in an effort to prop up the tepid economic recovery, with only 2% real GDP to show for it and not much else it can do to generate better growth numbers.

The fiscal ineptitude in Washington is not helping matters either. Mounting debt, growing entitlements and constant political infighting remain serious economic impediments.

Globally, emerging markets seem to be increasingly volatile, if not teetering, and capital is exiting at a fast pace, which only further pressures slowing economic expansion. Inflation is also becoming a problem in many of these countries. And Europe may technically be out of recession, but the Southern Mediterranean countries still have major issues to deal with, from record unemployment and political unrest to ballooning debt-to-GDP figures and continued bailout needs.

Investors seem content to ignore these collective challenges for now, at least until some new flare up again refocuses attention on the downside. It is not that we are anticipating a steep equity sell-off per se. Indeed, we still believe stocks offer the greatest investment potential long term relative to other alternatives. However, investors should ask themselves how much downside exposure they are comfortable with in their equity holdings.

Continued focus on quality, cash flow and competitiveness

Our cautious stance reflects our risk-disciplined approach to equity investing. Our research process analyzes downside exposure first and foremost, and then considers upside potential. Seeking to minimize capital losses in difficult markets while capturing solid absolute returns during strong periods may lead to greater compounding opportunities. We believe this more cautious approach allows investors to maintain a long-term perspective.

We remain comfortable with the fact that our approach can tend to lag during broad market rallies, knowing that more aggressive strategies may give up this outperformance and more when stocks reverse. That being said, we are continually examining our performance and are committed to learning from our mistakes.

As value managers, we try to buy stocks that appear mispriced and that have lagged the overall market. Our focus continues to be on high-quality companies with strong balance sheets and solid, recurring free cash flows. These core characteristics are always clearly evident across our portfolios. However, as we look back at 2012 we missed secular headwinds and competitive threats in a number of our holdings that continued to depress prices. To systematically address these shortcomings we are monitoring competitive positioning, managements’ allocation of capital and sustainability more carefully, and we have introduced a competitive moat score in our sector and stock coverage to help quantify this analysis. We are also paying closer attention to where a company is in the economic cycle to help ensure we are not entering too late in the rotation.

We are encouraged by the early results of these efforts. We believe our current portfolio holdings are well positioned for the current market landscape. It is important to note that these enhancements do not represent any

Janus Value Funds | 1

(unaudited) (continued)

type of change in our core investment philosophy. We continue to pursue the same investment goals and implement the same investment methodology that has helped us deliver strong long-term, risk-adjusted returns for more than 30 years. We remain firmly committed to this value discipline, and our investment team continues to be heavily invested in our strategies right alongside you.

Thank you for the trust and confidence you have placed in Perkins Investment Management. We continue to be excited about our portfolios’ long-term investment potential and look forward to finding compelling investment opportunities on all of our behalf for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

Past performance is no guarantee of future results.

2 | SEPTEMBER 30, 2013

Perkins Global Value Fund (unaudited)

Fund Snapshot
We seek to deliver strong returns across market cycles by attempting to minimize losses during declining markets, while participating in rising markets. We search the world for attractive risk/reward investment opportunities with the flexibility to buy bargain securities wherever they are located. By building a diversified portfolio of stocks, each analyzed with a focus on downside risk before upside potential, we take a cautious approach to attempt to capitalize on opportunities and compound returns over the long-term.
Gregory Kolb portfolio manager

Performance Overview

Perkins Global Value Fund’s Class T Shares returned 15.81% over the year ended September 30, 2013, underperforming its primary benchmark, the MSCI World Index, which returned 20.21% during the period. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 17.73%. While we are generally pleased with the extent of our absolute gain, it is frustrating to lag a strong market. Increasingly, we see stock prices embedding significant optimism, which may or may not be warranted. This makes it challenging to buy without also assuming significant downside risk. Over the past few years, stocks have seen the balance of risk and reward become much less favorable, in our view. This leads us to position the fund in what we believe is a cautious manner, which explains our lagging performance.

Economic Overview

Stock markets around the world staged significant rallies over the year ended September 30, 2013, despite volatility induced by Federal Reserve (Fed) Chairman Bernanke’s unexpectedly hawkish comments in May and subsequently more dovish commentary in September. Despite rising interest rates, modest earnings growth, tepid economic growth in the U.S. and Western Europe, and a clear slowdown in emerging markets, equity prices remained resilient. The MSCI World Index ended September only 8% below its all-time high from 2007.

The major U.S. economic news of the period was the Fed’s flip-flop on the pace of tapering its securities purchase program of $85 billion per month. After Bernanke’s testimony in May, many market participants had expected that the Fed would begin tapering its purchases in September, which caused a steep selloff in equities and fixed income. In September, however, the Fed instead reiterated that future monetary policy would be data dependent. Central bankers were most likely disappointed in the slow improvement in unemployment and the recent weakness in the housing market, as both refinancing and purchase activity took a breather with the spike higher in 30-year fixed rate conforming mortgages, which moved from 3.3% to 4.5% over the past few months. The Fed also reduced its estimate of 2013 real gross domestic product (GDP) growth from a 2.3% to 2.6% range to a 2.0% to 2.3% range. This demonstrates the sensitivity of the economy to interest rates and the difficulty of adjusting to a reduced level of monetary stimulus. In addition, Washington continues to debate over the budget and the debt ceiling. Congress was given a “free pass” on fiscal policy recently, as the Fed’s quantitative easing activities have essentially funded the government with low cost debt. While the Fed’s status quo stance allows for continued Congressional “can-kicks,” fiscal policy questions will have to be answered in some fashion during the year we are entering.

Emerging markets share prices have been battered this year due to slowing growth in many important markets such as Brazil, China and India. When the Fed signaled the eventual tapering of quantitative easing in May, it accelerated the share price declines. Capital that had previously been chasing higher growth and yields in emerging markets quickly went into reverse. Despite a modest emerging market rally in the third quarter (due to the surprise delay to the Fed’s tapering guidance), the MSCI Emerging Markets Index has underperformed the MSCI World Index by 19% in the last twelve months. Recent Chinese Purchasing Managers Index (PMI) figures have given the market some cause for optimism, but we remain cautious. Given the structural imbalances in many emerging market nations (including, but not limited to, a reliance on foreign capital and persistent current account deficits), the rapid credit growth over the last several years, and the uncertainty surrounding China’s transition from an investment-driven economy towards a domestic consumption model, we don’t believe valuations, generally, offer very compelling risk/rewards yet.

The European economic situation appears to have stabilized for the moment at a low level, and the equity

Janus Value Funds | 3

Perkins Global Value Fund (unaudited)

markets there responded strongly. Both Germany and France delivered better-than-expected GDP growth in the second quarter, while Italy, Greece and Spain moderated their declines. Euro zone real GDP rose 0.3%, which was the first quarterly increase in nearly two years. Bond yields in the peripheral countries of Europe have settled at lower levels, for now. The German federal election is now over, and markets were reassured with the reelection of Angela Merkel. It has been suggested that now that the German election is over, the European Central Bank can begin to pursue more aggressive monetary policy. Thus, the market has begun to discount a European recovery already, despite a still over-leveraged financial system and the political challenges of crafting an enduring solution to the crisis given the numerous parties involved. Fund flows have returned to European equities as well (perhaps from emerging markets and fixed income), and the Bloomberg European 500 Index rose nearly 14% in dollar terms (total return) in the final quarter of our fiscal year ended September 30 (+26% for full fiscal year).

The stock market in Japan remained volatile during the period, as speculation about Prime Minister Abe’s economic policies (“Three Arrows” of monetary stimulus, fiscal stimulus and structural reform) continued to dominate headlines. The Bank of Japan remains committed to doubling the monetary base via asset purchases to lift inflation to its targeted 2%, and this has sustained the optimism that a weaker yen will drive exports and boost growth later this year and next. An increase in the sales tax (with the near-term impact offset by further fiscal stimulus) was the most widely anticipated news during the period (announced on October 1), and the announcement that Japan will host the 2020 Olympics also gave the equity markets a shot in the arm in early September. By the end of September, the Tokyo Stock Price Index was up 41% YTD (24% in U.S. dollars), close to its highs from earlier in 2013. We remain modestly overweight in Japan, despite having trimmed into strength. We find that many Japanese stocks remain attractively priced relative to underlying business value. However, as we’ve indicated previously, it is not clear how the new economic policy direction in Japan will develop (particularly the structural reforms required), and some caution is warranted, in our view.

Detractors from Performance

Stock selection was weak in a number of sectors including financials, consumer discretionary and industrials. Underweights in consumer discretionary and financials also hurt relative performance. Overweight positions in Mexico and Norway hurt results, as did stock selection in Japan and the U.S. Our cash weighting continues to be sizeable and detracted from relative performance.

America Movil was our largest individual detractor. One of the world’s largest integrated telecommunications companies, America Movil has over 300 million access lines in nearly 20 Latin American countries. The shares fell sharply in February 2013 due to increasing regulatory pressure, particularly in Mexico, where the government is in the process of creating a new telecom regulator with greater powers. The likelihood of asymmetric regulations is quite high, which may cause further uncertainty. The shares continued to struggle during the summer as America Movil announced a U.S. $9.6 billion tender offer for the 70% of Dutch telecommunications operator KPN that it does not already own. We continue to believe that America Movil’s unrivaled scale and diversification of operations, large free cash flow and strong balance sheet are significant competitive advantages, which offer downside protection and position the company to weather this period of uncertainty.

In financials, Hatteras Financial was a key detractor. A mortgage real estate investment trust (REIT), Hatteras focuses on hybrid mortgage-backed securities that are short duration. Hatteras was viewed by many in the market as the safest way to participate in mortgage REITs due to its conservative leverage, conservative investment philosophy and short duration asset class. Unfortunately, in the recent bond market downturn Hatteras’ book value underperformed expectations by a wide margin as its hedges were ineffective and their asset holdings performed poorly. As such, Hatteras’ book value declined in-line with higher leverage, higher risk peers and caused deep disappointment in the market.

The Mosaic Co. also weighed on performance. The global fertilizer producer sold off significantly in July 2013 after a global cartel that controls a significant portion of the potash market collapsed. Infighting between Russian producer Uralkali and Belarus-based Belarusian Potash Company over their joint venture led Uralkali to break up the partnership and expand its production. On expectations that contract pricing for potash would decline substantially, the entire sector traded much lower. We continue to believe the value of Mosaic’s assets is underappreciated by the stock market.

Contributors to Performance

Stock selection in health care and information technology aided relative results for the year, as did our underweight in materials and energy and our overweight in health care.

4 | SEPTEMBER 30, 2013

(unaudited)

From a country perspective, stock selection in South Korea, Canada and the UK contributed to performance, as did our underweight in Canada and overweight in Japan.

SK Telecom, our top individual contributor, is South Korea’s largest wireless telecommunications operator with over 50% market share. The company also owns stakes in other listed companies, including a 51% stake in SK Broadband, the second-largest broadband operator in Korea, a 1.4% stake in POSCO, a steel producer, and a 21.1% stake in SK Hynix, a Dynamic Random-Access Memory or DRAM chip maker. Non-core holdings represent approximately 30% of its net asset value. In June of 2012, valuation and sentiment on the company appeared to reach an all-time low given concerns over capital allocation, a ferocious competitive environment due to the rollout of 4G LTE services and fears of excessive regulatory risk. Subsequently, with the addition of millions of new LTE subscribers at a higher level of revenue per subscriber and lower marketing expenses due to a more rational competitive dynamic, earnings improved. Expectations rose along with the share price, and we trimmed our position on strength.

WellPoint, another key contributor, is a diversified health care benefits company that provides a broad spectrum of network-based managed care plans under the Blue Cross and Blue Shield brands. WellPoint shares, along with the managed care group as a whole, traded down late in 2012 largely due to uncertainty related to the implementation of the Patient Protection and Affordable Care Act (PPACA), generally referred to as “health care reform.” Given WellPoint’s relatively high exposure to the individual and small group markets, and thereby high exposure to the state exchanges, which begin in 2014, the reform risk for WellPoint is considered higher than for peers. As the implications of reform on the managed care companies have become clearer, the stocks as a group have recovered. Furthermore, medical cost trends were relatively low, helping margins.

Aetna also aided performance. Similar to WellPoint, Aetna is a diversified health care benefits company that offers a broad range of health insurance products. Aetna shares, along with the managed care group as a whole, traded down late in 2012 largely due to uncertainty related to the implementation of PPACA. Again, similar to WellPoint, Aetna outperformed as the implications of reform on the managed care companies have become clearer and medical cost trends improved.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Fund Positioning & Outlook

The global stock market, as measured by the MSCI All Country World Index, has risen by roughly 145% on a total return basis since the bottom in March 2009. This equates to nearly 22% on an annualized basis. If history is any guide, sustainable earning power for the aggregate of publicly traded companies around the world isn’t rising at anywhere near this rate. While it is likely the case that valuations were too low at the bottom, and thus some of the gains have been from a normalization of valuations, it is increasingly difficult to square stock prices with reasonable estimates of fundamental business value. Our investment team scours the world for bargain stocks, and it is from this bottom-up perspective that we believe reward-to-risk ratios have compressed to worryingly low levels. While it is always nice to accrue gains from stock holdings, it is essential to remember that as stock prices become more optimistic in their underlying assumptions, so too does absolute downside risk grow. Market environments can and do change, and it will be those investors who maintain a clear-headed view of risk in this increasingly reward-centric environment that will likely navigate those changes best, in our view.

Fund positioning at period end remained consistent with recent quarters. We remained overweight sectors including health care, consumer staples and telecommunication services. As a general matter, we continued to identify more compelling stock opportunities in markets outside the U.S. Within the U.S., which has become the most expensive major market in the world, we hold sizeable positions in a number of “blue chips” across a variety of sectors, believing that these stocks are best positioned to participate in further upside while balancing our desire for attractive downside protection. We continue to hedge (an investment to reduce the risk of adverse developments in an asset) a portion of our yen and euro positions, in an effort to reduce our exposure to the many challenges in those countries. We continue to hold roughly 16% of the fund in cash, which is a high level and a result of the less attractive stock-level, reward-to-risk characteristics on offer in the market, as already noted.

It has been said that there are three ways to lose in any given stock investment: a balance sheet problem, an earnings problem or a valuation problem. At Perkins, our research analysts begin their assessment of a company with each of these risks firmly in mind, and they think creatively about what might “go wrong” in order to develop a downside price target, before moving on to a more optimistic upside price target. This disciplined process helps us mitigate our downside risk in the fund as we aim to participate in the stock market’s gains over time. In so

Janus Value Funds | 5

Perkins Global Value Fund (unaudited)

doing, we believe we are in a strong position to navigate whatever changes might come next to the investing environment in these interesting and uncertain times.

Thank you for your investment and continued confidence in the Perkins Global Value Fund.

6 | SEPTEMBER 30, 2013

(unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

SK Telecom Co., Ltd.	0.92%
WellPoint, Inc.	0.68%
Aetna, Inc.	0.67%
Johnson & Johnson	0.67%
Novartis A.G.	0.63%

5 Bottom Performers – Holdings

Contribution

America Movil S.A.B. de C.V.	–0.45%
Hatteras Financial Corp.	–0.23%
Mosaic Co.	–0.22%
American Capital Agency Corp.	–0.18%
Exelon Corp.	–0.11%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Health Care	1.02%	18.63%	10.98%
Information Technology	0.66%	7.67%	11.78%
Energy	0.58%	5.38%	10.08%
Materials	0.43%	1.79%	6.30%
Telecommunication Services	0.14%	9.41%	3.80%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Other**	–3.63%	16.61%	0.00%
Financials	–1.77%	9.96%	20.50%
Consumer Discretionary	–1.76%	3.03%	11.45%
Industrials	–0.51%	7.78%	10.98%
Utilities	–0.30%	5.34%	3.41%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 7

Perkins Global Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Microsoft Corp. Applications Software	2.3%
Royal Dutch Shell PLC – Class A Oil Companies – Integrated	2.2%
Wells Fargo & Co. Super-Regional Banks	2.2%
Johnson & Johnson Medical – Drugs	2.2%
America Movil S.A.B. de C.V. Cellular Telecommunications	2.2%

11.1%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

As of September 30, 2012

8 | SEPTEMBER 30, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2013					per the January 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	15.78%	9.35%	7.13%	6.54%	1.19%
MOP	9.09%	8.06%	6.50%	6.02%

Perkins Global Value Fund – Class C Shares
NAV	14.87%	8.83%	6.43%	5.83%	2.02%
CDSC	13.87%	8.83%	6.43%	5.83%

Perkins Global Value Fund – Class D Shares(1)	15.91%	9.51%	7.37%	6.77%	1.03%

Perkins Global Value Fund – Class I Shares	16.15%	9.41%	7.32%	6.73%	0.95%

Perkins Global Value Fund – Class N Shares	16.17%	9.44%	7.34%	6.74%	0.88%

Perkins Global Value Fund – Class S Shares	15.56%	9.37%	7.06%	6.46%	1.37%

Perkins Global Value Fund – Class T Shares	15.81%	9.44%	7.34%	6.74%	1.12%

Morgan Stanley Capital International World IndexSM	20.21%	7.84%	7.58%	4.92%

Morgan Stanley Capital International All Country World IndexSM	17.73%	7.71%	7.86%	5.27%

Morningstar Quartile – Class T Shares	4th	2nd	3rd	2nd

Morningstar Ranking – based on total return for World Stock Funds	799/1,047	263/724	299/459	150/407

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Value Funds | 9

Perkins Global Value Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

10 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,062.40	$5.58	$1,000.00	$1,019.65	$5.47	1.08%

Class C Shares	$1,000.00	$1,059.20	$9.65	$1,000.00	$1,015.69	$9.45	1.87%

Class D Shares	$1,000.00	$1,063.40	$5.07	$1,000.00	$1,020.16	$4.96	0.98%

Class I Shares	$1,000.00	$1,065.00	$4.19	$1,000.00	$1,021.01	$4.10	0.81%

Class N Shares	$1,000.00	$1,064.50	$4.04	$1,000.00	$1,021.16	$3.95	0.78%

Class S Shares	$1,000.00	$1,061.70	$6.72	$1,000.00	$1,018.55	$6.58	1.30%

Class T Shares	$1,000.00	$1,062.70	$5.38	$1,000.00	$1,019.85	$5.27	1.04%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Value Funds | 11

Perkins Global Value Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Common Stock – 84.0%
Aerospace and Defense – 1.8%
30,555	General Dynamics Corp.	$2,674,174
14,570	Rockwell Collins, Inc.	988,720
		3,662,894
Aerospace and Defense – Equipment – 0.5%
217,945	BBA Aviation PLC	1,076,002
Agricultural Chemicals – 1.0%
29,210	Mosaic Co.	1,256,614
137,000	Nitto FC Co., Ltd.**	850,326
		2,106,940
Applications Software – 2.3%
140,690	Microsoft Corp.	4,686,384
Beverages – Non-Alcoholic – 2.1%
53,965	PepsiCo, Inc.	4,290,217
Brewery – 1.7%
67,470	Molson Coors Brewing Co. – Class B	3,382,271
Broadcast Services and Programming – 1.3%
95,480	Grupo Televisa S.A.B. (ADR)	2,668,666
Casino Hotels – 0.5%
38,540	Kangwon Land, Inc.	1,022,186
Cellular Telecommunications – 6.9%
4,489,067	America Movil S.A.B. de C.V.	4,459,156
136,600	NTT DOCOMO, Inc.**	2,212,731
69,638	Rogers Communications, Inc. – Class B	2,994,725
8,788	SK Telecom Co., Ltd.	1,786,960
716,555	Vodafone Group PLC	2,505,356
		13,958,928
Chemicals – Specialty – 0.2%
58,000	Nippon Fine Chemical Co., Ltd.**	387,729
Commercial Banks – 2.8%
73,470	CIT Group, Inc.*	3,583,132
93,160	Fulton Financial Corp.	1,088,109
32,245	Hancock Holding Co.	1,011,848
		5,683,089
Commercial Services – Finance – 0.8%
85,335	Western Union Co.	1,592,351
Computers – Integrated Systems – 0.7%
48,548	Diebold, Inc.	1,425,369
Cosmetics and Toiletries – 2.4%
42,500	Kose Corp.**	1,228,124
10,800	Pola Orbis Holdings, Inc.**	386,813
42,125	Procter & Gamble Co.	3,184,229
		4,799,166
Dental Supplies and Equipment – 0.8%
11,200	Nakanishi, Inc.**	1,561,253
Diversified Operations – 1.5%
419,106	Orkla A.S.A.	3,053,977
Electric – Integrated – 5.3%
23,445	Entergy Corp.	1,481,489
75,220	Exelon Corp.	2,229,521
117,347	GDF Suez**	2,947,723
137,810	PPL Corp.	4,186,668
		10,845,401
Electric Products – Miscellaneous – 0.3%
26,600	Icom, Inc.**	628,732
Electronic Measuring Instruments – 0.6%
96,900	Cosel Co., Ltd.**	1,174,277
Enterprise Software/Services – 1.8%
110,920	Oracle Corp.	3,679,216
Food – Miscellaneous/Diversified – 3.3%
30,427	Danone S.A.**	2,290,072
45,625	Nestle S.A.	3,191,883
32,232	Unilever N.V.**	1,253,728
		6,735,683
Food – Retail – 2.1%
739,298	Tesco PLC	4,296,157
Food – Wholesale/Distribution – 0.9%
58,660	Sysco Corp.	1,867,148
Leisure & Recreation Products – 0.1%
47,000	Sansei Yusoki Co., Ltd.**	200,376
Machinery – Pumps – 0.3%
54,000	Tsurumi Manufacturing Co., Ltd.**	521,429
Medical – Drugs – 9.6%
163,330	GlaxoSmithKline PLC	4,117,752
52,185	Johnson & Johnson	4,523,918
56,049	Novartis A.G.	4,308,600
101,850	Pfizer, Inc.	2,924,113
10,190	Roche Holding A.G.	2,748,967
8,366	Sanofi**	848,415
		19,471,765
Medical – HMO – 1.9%
29,445	Aetna, Inc.	1,885,069
23,835	WellPoint, Inc.	1,992,844
		3,877,913
Medical Instruments – 2.1%
73,000	As One Corp.**	1,504,121
17,900	Fukuda Denshi Co., Ltd.**	755,851
5,900	Medikit Co., Ltd.**	198,107
35,040	Medtronic, Inc.	1,865,880
		4,323,959
Medical Products – 1.7%
6,820	Becton, Dickinson and Co.	682,137
42,175	Stryker Corp.	2,850,608
		3,532,745
Metal Products – Distributors – 0.3%
66,300	Furusato Industries, Ltd.**	673,929
Metal Products – Fasteners – 0.4%
69,800	Kitagawa Industries Co., Ltd.**	813,197
Miscellaneous Manufacturing – 0%
4,400	Mirai Industry Co., Ltd.**	62,678
Multi-Line Insurance – 0.6%
22,020	Allstate Corp.	1,113,111
Networking Products – 0.6%
56,095	Cisco Systems, Inc.	1,313,745
Non-Hazardous Waste Disposal – 0.7%
45,200	Republic Services, Inc.	1,507,872

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Office Automation and Equipment – 0.6%
40,400	Canon, Inc.**	$1,286,650
Oil Companies – Exploration and Production – 0.9%
25,533	Canadian Natural Resources, Ltd.	802,508
18,580	Devon Energy Corp.	1,073,181
		1,875,689
Oil Companies – Integrated – 6.1%
100,770	BP PLC (ADR)	4,235,363
27,140	Cenovus Energy, Inc.	810,063
137,787	Royal Dutch Shell PLC – Class A	4,549,928
48,853	Total S.A.**	2,834,658
		12,430,012
Property and Casualty Insurance – 0.8%
66,700	NKSJ Holdings, Inc.**	1,710,935
Protection – Safety – 0.4%
33,200	Secom Joshinetsu Co., Ltd.**	845,201
Publishing – Books – 0.1%
30,240	Daekyo Co., Ltd.	193,336
Publishing – Periodicals – 0.3%
50,672	UBM PLC	586,052
Real Estate Operating/Development – 0.7%
94,000	Cheung Kong Holdings, Ltd.	1,431,386
REIT – Mortgage – 3.4%
69,605	American Capital Agency Corp.	1,570,985
68,040	Hatteras Financial Corp.	1,273,029
316,555	Two Harbors Investment Corp.	3,073,749
58,370	Western Asset Mortgage Capital Corp.	933,336
		6,851,099
Savings/Loan/Thrifts – 1.1%
119,386	First Niagara Financial Group, Inc.	1,238,033
44,290	Washington Federal, Inc.	915,917
		2,153,950
Schools – 0.2%
121,900	Shingakukai Co., Ltd.**	476,288
Security Services – 2.3%
620,536	G4S PLC	2,554,345
32,900	Secom Co., Ltd.**	2,055,413
		4,609,758
Steel – Producers – 0.3%
2,057	POSCO	611,616
Super-Regional Banks – 2.2%
109,675	Wells Fargo & Co.	4,531,771
Telecommunication Services – 2.2%
51,310	Telenor A.S.A.	1,172,888
146,877	Vivendi S.A.**	3,378,572
		4,551,460
Tobacco – 1.6%
26,887	KT&G Corp.	1,926,666
38,773	Swedish Match A.B.	1,368,906
		3,295,572
Transportation & Logistics – 0.5%
43,287	Hamburger Hafen und Logistik A.G.**	1,064,521
Water – 0.4%
45,539	Suez Environment Co.**	738,593

Total Common Stock (cost $148,235,786)		171,240,644

Repurchase Agreement – 16.1%
$32,700,000	ING Financial Markets LLC, 0.0200%, dated 9/30/13, maturing 10/1/13 to be repurchased at $32,700,018 collateralized by $34,239,978 in U.S. Treasuries 0.1250% – 6.3750%, 6/30/16 – 2/15/43 with a value of $33,354,291 (cost $32,700,000)	32,700,000

Total Investments (total cost $180,935,786) – 100.1%		203,940,644

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(263,518)

Net Assets – 100%		$203,677,126

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$4,607,296	2.3%
France	13,038,033	6.4%
Germany	1,064,521	0.5%
Hong Kong	1,431,386	0.7%
Japan	19,534,160	9.6%
Mexico	7,127,822	3.5%
Netherlands	1,253,728	0.6%
Norway	4,226,865	2.1%
South Korea	5,540,764	2.7%
Sweden	1,368,906	0.7%
Switzerland	10,249,450	5.0%
United Kingdom	23,920,955	11.7%
United States††	110,576,758	54.2%

Total	$203,940,644	100.0%

††	Includes Cash Equivalents of 16.0%.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 10/24/13	870,000	$1,176,915	$(35,475)
Japanese Yen 10/24/13	585,000,000	5,953,285	(83,916)

		7,130,200	(119,391)

HSBC Securities (USA), Inc.: Japanese Yen 10/31/13	493,000,000	5,017,273	(59,535)

JPMorgan Chase & Co.: Euro 10/10/13	4,254,000	5,754,514	(121,686)

RBC Capital Markets Corp.:
Euro 11/7/13	578,000	781,931	1,374
Japanese Yen 11/7/13	100,000,000	1,017,736	6,204

		1,799,667	7,578

Total		$19,701,654	$(293,034)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 13

Perkins International Value Fund (unaudited)

Fund Snapshot
We seek to deliver strong returns across market cycles by attempting to minimize losses during declining markets, while participating in rising markets. We search the world for attractive risk/reward investment opportunities with the flexibility to buy bargain securities wherever they are located. By building a diversified portfolio of stocks, each analyzed with a focus on downside risk before upside potential, we take a cautious approach in an attempt to capitalize on opportunities and compound returns over the long-term.
Tadd Chessen co-portfolio manager	Christian Kirtley co-portfolio manager	Gregory Kolb co-portfolio manager

Performance Overview

Since its inception on April 1, 2013, through September 30, 2013, Perkins International Value Fund’s Class I Shares returned 10.00%, underperforming its primary benchmark, the MSCI EAFE Index, which returned 10.97% during the period. The Fund outperformed its secondary benchmark, the MSCI All Country World ex-U.S. Index, which returned 7.11% in the same period. While we are generally pleased with the extent of our absolute gain, it is frustrating to lag a strong market. Increasingly, we see stock prices embedding significant optimism that may or may not be warranted. This makes it challenging to buy without also assuming significant downside risk. Over the past few years, stocks have seen the balance of risk and reward become much less favorable, in our view. This leads us to position the fund in what we believe is a cautious manner, which explains our lagging performance.

Economic Overview

Stock markets around the world were volatile during the period. This was due in large part to Federal Reserve (Fed) Chairman Ben Bernanke’s unexpectedly hawkish comments in May and his subsequently more dovish commentary in September. Despite rising interest rates, modest earnings growth, tepid economic growth in the U.S. and Western Europe, and a clear slowdown in emerging markets, equity prices remained resilient. The MSCI EAFE Index ended September only 9% below its all-time high from 2007.

The major U.S. economic news during the period was the Fed’s flip-flop on the pace of tapering its securities purchase program of $85 billion per month. After Bernanke’s testimony in May, many market participants had expected that the Fed would begin tapering its purchases in September, which caused a steep sell-off in equities and fixed income. In September, however, the Fed reiterated that future monetary policy would be data dependent. Central bankers were most likely disappointed in the slow improvement in unemployment and the recent weakness in the housing market, as both refinancing and purchase activity took a breather with the spike higher in 30-year fixed rate conforming mortgages, which moved from 3.3% to 4.5% late in the period. The Fed also reduced its estimate of 2013 real gross domestic product (GDP) growth from a 2.3% to 2.6% range to a 2.0% to 2.3% range. This demonstrates the sensitivity of the economy to interest rates and the difficulty of adjusting to a reduced level of monetary stimulus. In addition, Washington continues to debate over the budget and the debt ceiling. Congress has been given a “free pass” on fiscal policy recently as the Fed’s quantitative easing activities have essentially funded the government with low-cost debt. While the Fed’s status quo stance allows for continued congressional “can-kicks,” fiscal policy questions will have to be answered in some fashion during the year we are entering.

Emerging markets (EM) share prices were whipsawed during the period, due to slowing growth in many important markets such as Brazil, China and India. When the Fed signaled the eventual tapering of quantitative easing in May, it accelerated the share price declines. Capital that had previously been chasing higher growth and yields in emerging markets quickly went into reverse. Despite a modest EM rally in the third quarter (due to the surprise delay to the Fed’s tapering guidance), the MSCI Emerging Markets Index had underperformed the MSCI EAFE Index by 13% during the six-month period, and 23% over the past 12 months. Recent Chinese Purchasing Managers Index (PMI) figures gave the market some cause for optimism, but we remain cautious. Given the structural imbalances in many emerging market nations (including, but not limited to, a reliance on foreign capital and persistent current account deficits), the rapid credit growth over the last several years, and the uncertainty surrounding China’s transition from an investment-driven economy toward a domestic consumption model, we don’t believe valuations, generally, offer very compelling risk/rewards yet.

14 | SEPTEMBER 30, 2013

(unaudited)

The European economic situation appears to have stabilized for the moment at a low level, and the equity markets there responded strongly in the period. Both Germany and France delivered better-than-expected GDP growth in the second quarter, while Italy, Greece and Spain moderated their declines. Euro zone real GDP rose 0.3%, which was the first quarterly increase in nearly two years. Bond yields in the peripheral countries of Europe have settled at lower levels, for now. The German federal election is now over, and markets were reassured with the re-election of Chancellor Angela Merkel. It has been suggested that now that the German election is over, the European Central Bank can begin to pursue more aggressive monetary policy. Thus, the market has begun to discount a European recovery already, despite a still over-leveraged financial system and the political challenges of crafting an enduring solution to the crisis given the numerous parties involved. Fund flows have returned to European equities as well (perhaps from emerging markets and fixed income), and the Bloomberg European 500 Index rose nearly 14% in U.S. dollar terms (total return) in the six months.

The stock market in Japan remained volatile during the period, as speculation about Japanese Prime Minister Shinzo Abe’s economic policies (“Three Arrows” of monetary stimulus, fiscal stimulus and structural reform) continued to dominate headlines. The Bank of Japan remains committed to doubling the monetary base via asset purchases to lift inflation to its targeted 2%, and this has sustained the optimism that a weaker yen will drive exports and boost growth later this year and next. An increase in the sales tax (with the near-term impact offset by further fiscal stimulus) was the most widely anticipated news during the period (announced on October 1), and the announcement that Japan will host the 2020 Olympics also gave the equity markets a shot in the arm in early September. By the end of September, the Topix was up 41% YTD (24% in U.S. dollars), close to its highs from earlier in 2013. We remain modestly overweight in Japan, despite having trimmed into strength. We find that many Japanese stocks remain attractively priced relative to underlying business value. However, as we’ve indicated previously, it is not clear how the new economic policy direction in Japan will develop (particularly the structural reforms required), and some caution is warranted, in our view.

Detractors from Performance

Stock selection was weak in telecommunication services and information technology. Our underweight positions in consumer discretionary and financials also negatively impacted relative performance during the period. Overweight positions in Mexico, Norway and Canada hurt results, as did our underweight in Spain. Additionally, stock selection in Japan detracted from relative returns. Our cash weighting was sizable and detracted from relative performance.

Potash Corp. of Saskatchewan was our largest individual detractor. The global fertilizer producer sold off significantly in July after a global cartel that controls a significant portion of the potash market collapsed. Infighting between Russian producer Uralkali and Belarus-based Belarusian Potash Company over their joint venture led Uralkali to break up the partnership and expand its production. On expectations that contract pricing for potash would decline substantially, the entire sector traded much lower. We continue to believe the value of Potash Corporation’s assets is underappreciated by the stock market.

Canon, another top detractor, is an imaging products company based in Japan. In 2012, its profit split was roughly 50% office products (copiers, printers, etc.) and 50% cameras. Since our purchase, Canon’s revenues and profit margins suffered due to persistent headwinds in some of its product areas like compact digital cameras, a slowdown in sales to emerging markets and inventory adjustments. We believe that some of these issues are cyclical and that performance will improve during our investment time horizon. Further, with a low valuation of approximately 10x normalized free cash flow (on an enterprise value basis), an annual dividend and share repurchase totaling 6% to 7% of the current market capitalization, and a net cash balance sheet, we continue to believe that downside risk is less than the broader market.

America Movil also weighed on performance. One of the world’s largest integrated telecommunications companies, America Movil has over 300 million access lines in nearly 20 Latin American countries. The shares fell sharply in February due to increasing regulatory pressure, particularly in Mexico, where the government is in the process of creating a new telecom regulator with greater powers. The likelihood of asymmetric regulations is quite high, which may cause further uncertainty. The shares continued to struggle during the summer as America Movil announced a U.S. $9.6 billion tender offer for the 70% of Dutch telecommunications operator KPN that it does not already own. We continue to believe that America Movil’s unrivaled scale and diversification of operations, large free cash flow and strong balance sheet are significant competitive advantages, which offer downside protection and position the company to weather this period of uncertainty.

Janus Value Funds | 15

Perkins International Value Fund (unaudited)

Contributors to Performance

Stock selection in industrials, consumer staples and utilities aided relative results. Our overweight position in industrials also contributed positively to relative performance. From a country perspective, stock selection in the UK, Switzerland, South Korea and Germany contributed to performance, as did our underweight position in Australia.

Panalpina Welttransport, a global freight forwarder based in Switzerland, led our individual contributors. The company’s profit contribution is roughly 45% air freight, 30% ocean freight, and 25% contract logistics. At the time of our purchase, Panalpina was vastly under-earning its potential following years of mismanagement. However, our research showed that the board of directors had quietly embarked on a transformation over the prior 12 to 18 months, the fruits of which were being masked by temporarily weak conditions in the company’s end markets. Shortly after our purchase, the board announced the hiring of a new CEO who had previously worked for a more efficient competitor and had developed considerable credibility with Wall Street. The stock performed well as the market began to discount some of the potential margin improvement.

GDF Suez also aided performance. As one of Europe’s largest diversified utilities, GDF Suez had been negatively impacted over the last couple of years by macroeconomic news flow in Europe, weak power demand and lowered profit guidance for 2013. In response, management accelerated cost-cutting, reduced growth capital expenditures significantly, initiated a large disposal and deleveraging program, and prioritized further the expansion of its non-European asset base. As a result of stabilizing macroeconomic indicators and better sentiment in Europe this summer, GDF Suez rallied strongly.

Daimler A.G., another top contributor, is a leading manufacturer of premium automobiles, and the world’s largest truck manufacturer. In 2011 and 2012, the company struggled with an extremely weak European end market, as well as a product lineup that was generally older than many of its premium car peers. More recently, some optimism has formed in the marketplace around a bottoming in car sales in Europe, in addition to a general sense that the worst of the debt crisis had passed, which benefited many locally oriented companies including Daimler. In addition, the company is beginning a new product cycle across a number of its auto platforms, which may help improve both revenue and profitability.

Fund Positioning & Outlook

The global stock market, as measured by the MSCI All Country World Index, has risen by roughly 145% on a total return basis since the bottom in March 2009. This equates to nearly 22% on an annualized basis. If history is any guide, sustainable earning power for the aggregate of publicly traded companies around the world isn’t rising at anywhere near this rate. While it is likely the case that valuations were too low at the bottom, and thus some of the gains have been from a normalization of valuations, it is increasingly difficult to square stock prices with reasonable estimates of fundamental business value. Our investment team scours the world for bargain stocks, and it is from this bottom-up perspective that we believe reward-to-risk ratios have compressed to worryingly low levels. While it is always nice to accrue gains from stock holdings, it is essential to remember that as stock prices become more optimistic in their underlying assumptions, so too does absolute downside risk grow. Market environments can and do change, and it will be those investors who maintain a clear-headed view of risk in this increasingly reward-centric environment that will likely navigate those changes best, in our view.

In terms of fund positioning at period end, we were overweight industrials, consumer staples and telecommunication services. We hold roughly 16% of the fund in cash, which is a high level and a result of the less attractive stock-level, reward-to-risk characteristics on offer in the market, as already noted.

It has been said that there are three ways to lose in any given stock investment: a balance sheet problem, an earnings problem or a valuation problem. At Perkins, our research analysts begin their assessment of a company with each of these risks firmly in mind, and they think creatively about what might “go wrong” in order to develop a downside price target, before moving on to a more optimistic upside price target. This disciplined process helps us mitigate our downside risk in the fund as we aim to participate in the stock market’s gains over time. In so doing, we believe we are in a strong position to navigate whatever changes might come next to the investing environment in these interesting and uncertain times.

Thank you for your investment in Perkins International Value Fund.

16 | SEPTEMBER 30, 2013

(unaudited)

Perkins International Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Panalpina Welttransport Holding A.G.	0.94%
GDF Suez	0.56%
Daimler A.G.	0.54%
Shoppers Drug Mart Corp.	0.50%
Vodafone Group PLC	0.48%

5 Bottom Performers – Holdings

Contribution

Potash Corp. of Saskatchewan, Inc.	–0.29%
Canon, Inc.	–0.15%
America Movil S.A.B. de C.V.	–0.14%
Orkla A.S.A.	–0.14%
Rogers Communications, Inc. – Class B	–0.07%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Industrials	1.86%	17.32%	12.63%
Consumer Staples	0.86%	16.04%	11.75%
Utilities	0.44%	2.54%	3.75%
Health Care	0.28%	11.11%	10.26%
Energy	0.02%	7.82%	7.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Other**	–2.46%	16.62%	0.00%
Telecommunication Services	–0.66%	11.64%	5.14%
Consumer Discretionary	–0.59%	6.26%	11.54%
Information Technology	–0.46%	3.24%	4.36%
Financials	–0.04%	4.11%	25.30%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 17

Perkins International Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2013

Royal Dutch Shell PLC – Class A Oil Companies – Integrated	2.5%
America Movil S.A.B. de C.V. Cellular Telecommunications	2.4%
Novartis A.G. Medical – Drugs	2.3%
Imperial Tobacco Group PLC Tobacco	2.3%
GlaxoSmithKline PLC Medical – Drugs	2.3%

11.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2013

Emerging markets comprised 8.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2013

18 | SEPTEMBER 30, 2013

(unaudited)

Performance

Cumulative Total Return – for the period ended September 30, 2013		Expense Ratios – per the April 1, 2013 prospectuses (estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Perkins International Value Fund – Class A Shares
NAV	9.80%	4.66%	1.47%
MOP	3.49%

Perkins International Value Fund – Class C Shares
NAV	9.40%	5.28%	2.07%
CDSC	8.40%

Perkins International Value Fund – Class D Shares(1)	9.80%	4.75%	1.24%

Perkins International Value Fund – Class I Shares	10.00%	4.29%	1.10%

Perkins International Value Fund – Class N Shares	10.00%	4.21%	1.04%

Perkins International Value Fund – Class S Shares	9.70%	4.71%	1.54%

Perkins International Value Fund – Class T Shares	9.90%	4.46%	1.29%

Morgan Stanley Capital International EAFE® Index	10.97%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	7.11%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 19

Perkins International Value Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

For a period of three years subsequent to the effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 1, 2013
(1)	Closed to new investors.

20 | SEPTEMBER 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13)	(9/30/13)	(4/1/13 - 9/30/13)†	(4/1/13 - 9/30/13)

Class A Shares	$1,000.00	$1,098.00	$7.15	$1,000.00	$1,018.25	$6.88	1.36%

Class C Shares	$1,000.00	$1,094.00	$10.81	$1,000.00	$1,014.74	$10.40	2.06%

Class D Shares	$1,000.00	$1,098.00	$6.10	$1,000.00	$1,019.25	$5.87	1.16%

Class I Shares	$1,000.00	$1,100.00	$4.84	$1,000.00	$1,020.46	$4.66	0.92%

Class N Shares	$1,000.00	$1,100.00	$5.37	$1,000.00	$1,019.95	$5.17	1.02%

Class S Shares	$1,000.00	$1,097.00	$8.20	$1,000.00	$1,017.25	$7.89	1.56%

Class T Shares	$1,000.00	$1,099.00	$6.68	$1,000.00	$1,018.70	$6.43	1.27%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Value Funds | 21

Perkins International Value Fund

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Common Stock – 85.0%
Aerospace and Defense – 1.5%
14,757	BAE Systems PLC	$108,543
Aerospace and Defense – Equipment – 2.4%
14,739	BBA Aviation PLC	72,767
21,311	Cobham PLC	99,107
		171,874
Agricultural Chemicals – 1.7%
4,900	Nitto FC Co., Ltd.	30,413
2,938	Potash Corp. of Saskatchewan, Inc.	91,886
		122,299
Airport Development – Maintenance – 0.8%
111	Flughafen Zuerich A.G.	58,533
Automotive – Cars and Light Trucks – 1.3%
1,207	Daimler A.G.	94,077
Automotive – Truck Parts and Equipment – Original – 0.7%
2,100	Takata Corp.	52,778
Broadcast Services and Programming – 1.6%
4,245	Grupo Televisa S.A.B. (ADR)	118,648
Casino Hotels – 0.7%
1,950	Kangwon Land, Inc.	51,719
Cellular Telecommunications – 8.0%
176,861	America Movil S.A.B. de C.V.	175,683
6,400	NTT DOCOMO, Inc.	103,671
2,945	Rogers Communications, Inc. – Class B	126,647
366	SK Telecom Co., Ltd.	74,423
29,095	Vodafone Group PLC	101,727
		582,151
Chemicals – Specialty – 0.9%
11,741	Borregaard A.S.A	50,982
2,700	Nippon Fine Chemical Co., Ltd.	18,049
		69,031
Cosmetics and Toiletries – 1.2%
1,600	Kose Corp.	46,235
1,100	Pola Orbis Holdings, Inc.	39,398
		85,633
Dental Supplies and Equipment – 0.8%
400	Nakanishi, Inc.	55,759
Diversified Operations – 3.5%
18,051	Orkla A.S.A.	131,536
5,374	Smiths Group PLC	121,697
		253,233
Electric – Integrated – 2.0%
5,821	GDF Suez	146,222
Electric Products – Miscellaneous – 0.4%
1,300	Icom, Inc.	30,727
Electronic Measuring Instruments – 0.7%
4,100	Cosel Co., Ltd.	49,686
Electronic Parts Distributors – 0.2%
1,300	Kuroda Electric Co., Ltd.	17,328
Electronics – Military – 1.0%
1,191	Safran S.A.	73,360
Engineering – Research and Development Services – 1.4%
4,175	ABB, Ltd.	98,776
Finance – Other Services – 1.2%
1,163	Deutsche Boerse A.G.	87,485
Food – Miscellaneous/Diversified – 5.0%
1,505	Danone S.A.	113,273
2,302	Nestle S.A.	161,046
2,360	Unilever N.V.	91,797
		366,116
Food – Retail – 2.2%
27,071	Tesco PLC	157,313
Human Resources – 1.7%
15,586	Michael Page International PLC	124,203
Leisure & Recreation Products – 0.1%
1,700	Sansei Yusoki Co., Ltd.	7,248
Machinery – Pumps – 0.1%
1,000	Tsurumi Manufacturing Co., Ltd.	9,656
Medical – Drugs – 8.5%
1,828	AstraZeneca PLC	95,146
6,587	GlaxoSmithKline PLC	166,066
2,220	Novartis A.G.	170,656
552	Roche Holding A.G.	148,914
416	Sanofi	42,187
		622,969
Medical Instruments – 1.4%
3,300	As One Corp.	67,995
700	Fukuda Denshi Co., Ltd.	29,558
150	Medikit Co., Ltd.	5,037
		102,590
Metal Products – Distributors – 0.3%
2,100	Furusato Industries, Ltd.	21,346
Metal Products – Fasteners – 0.3%
2,000	Kitagawa Industries Co., Ltd.	23,301
Miscellaneous Manufacturing – 0%
200	Mirai Industry Co., Ltd.	2,849
Office Automation and Equipment – 1.2%
2,700	Canon, Inc.	85,989
Oil Companies – Exploration and Production – 1.2%
2,677	Canadian Natural Resources, Ltd.	84,139
Oil Companies – Integrated – 7.6%
3,820	BP PLC (ADR)	160,555
2,724	Cenovus Energy, Inc.	81,305
5,471	Royal Dutch Shell PLC – Class A	180,660
2,286	Total S.A.	132,643
		555,163
Property and Casualty Insurance – 1.1%
3,100	NKSJ Holdings, Inc.	79,519
Protection – Safety – 0.4%
1,200	Secom Joshinetsu Co., Ltd.	30,549
Publishing – Books – 0.2%
2,120	Daekyo Co., Ltd.	13,554
Publishing – Periodicals – 0.4%
2,522	UBM PLC	29,168
Real Estate Management/Services – 0.6%
3,153	Brookfield Real Estate Services, Inc.	41,330

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | SEPTEMBER 30, 2013

Schedule of Investments

As of September 30, 2013

Shares or Principal Amount		Value

Real Estate Operating/Development – 1.7%
8,000	Cheung Kong Holdings, Ltd.	$121,820
Retail – Home Furnishings – 1.3%
1,050	Nitori Holdings Co., Ltd.	96,154
Schools – 0.2%
3,200	Shingakukai Co., Ltd.	12,503
Security Services – 3.1%
29,807	G4S PLC	122,696
1,600	Secom Co., Ltd.	99,959
		222,655
Steel – Producers – 0.5%
130	POSCO	38,653
Telecommunication Services – 3.9%
28,000	Singapore Telecommunications, Ltd.	83,272
3,235	Telenor A.S.A.	73,949
5,595	Vivendi S.A.	128,700
		285,921
Tobacco – 5.4%
4,508	Imperial Tobacco Group PLC	166,885
1,542	KT&G Corp.	110,496
3,341	Swedish Match A.B.	117,956
		395,337
Toys – 0.8%
500	Nintendo Co., Ltd.	56,624
Transportation & Logistics – 0.7%
2,024	Hamburger Hafen und Logistik A.G.	49,775
Transportation – Marine – 0.8%
1,799	Irish Continental Group PLC	62,201
Transportation – Services – 1.6%
801	Panalpina Welttransport Holding A.G.	118,099
Water – 0.7%
3,341	Suez Environment Co.	54,187

Total Common Stock (cost $5,814,721)		6,198,793

Repurchase Agreement – 16.5%
$1,200,000	ING Financial Markets LLC, 0.0200%, dated 9/30/13, maturing 10/1/13 to be repurchased at $1,200,001 collateralized by $1,256,513 in U.S. Treasuries 0.1250% – 6.3750%, 6/30/16 – 2/15/43 with a value of $1,224,011 (cost $1,200,000)	1,200,000

Total Investments (total cost $7,014,721) – 101.5%		7,398,793

Liabilities, net of Cash, Receivables and Other Assets– (1.5)%		(110,713)

Net Assets – 100%		$7,288,080

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$425,307	5.8%
France	690,572	9.3%
Germany	231,337	3.1%
Hong Kong	121,820	1.7%
Ireland	62,201	0.8%
Japan	1,072,331	14.5%
Mexico	294,331	4.0%
Netherlands	91,797	1.2%
Norway	256,467	3.5%
Singapore	83,272	1.1%
South Korea	288,845	3.9%
Sweden	117,956	1.6%
Switzerland	756,024	10.2%
United Kingdom	1,706,533	23.1%
United States††	1,200,000	16.2%

Total	$7,398,793	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 23

Notes to Schedules of Investments and Other Information

CBOE VIX Index	The Chicago Board of Options Exchange (CBOE) Volatility Index (“VIX”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2013, is noted below.

Fund	Aggregate Value

Perkins Global Value Fund	$34,890,443

24 | SEPTEMBER 30, 2013

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Global Value Fund
Common Stock
Broadcast Services and Programming	$–	$2,668,666	$–
Oil Companies – Integrated	8,194,649	4,235,363	–
All Other	156,141,966	–	–

Repurchase Agreement	–	32,700,000	–

Total Investments in Securities	$164,336,615	$39,604,029	$–

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$7,578	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$300,612	$–

Investments in Securities:
Perkins International Value Fund
Common Stock
Broadcast Services and Programming	$–	$118,648	$–
Oil Companies – Integrated	394,608	160,555	–
All Other	5,524,982	–	–

Repurchase Agreement	–	1,200,000	–

Total Investments in Securities	$5,919,590	$1,479,203	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Janus Value Funds | 25

Statements of Assets and Liabilities

As of September 30, 2013	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund	Perkins International Value Fund

Assets:
Investments at cost(1)	$180,936	$7,015
Investments at value	$171,241	$6,199
Repurchase agreements	32,700	1,200
Cash	12	94
Cash denominated in foreign currency(2)	4	1
Receivables:
Investments sold	120	–
Fund shares sold	299	53
Dividends	553	12
Foreign dividend tax reclaim	162	3
Interest	–	–
Non-interested Trustees’ deferred compensation	4	–
Other assets	17	1
Forward currency contracts	8	–
Total Assets	205,120	7,563
Liabilities:
Payables:
Investments purchased	829	166
Fund shares repurchased	95	–
Advisory fees	100	18
Fund administration fees	1	–
Internal servicing cost	–	–
Administrative services fees	20	–
Distribution fees and shareholder servicing fees	7	1
Administrative, networking and omnibus fees	1	–
Non-interested Trustees’ fees and expenses	1	–
Non-interested Trustees’ deferred compensation fees	4	–
Accrued expenses and other payables	84	90
Forward currency contracts	301	–
Total Liabilities	1,443	275
Net Assets	$203,677	$7,288

See footnotes at the end of the Statements.
See Notes to Financial Statements.

26 | SEPTEMBER 30, 2013

As of September 30, 2013	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund	Perkins International Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$172,549	$6,831
Undistributed net investment income*	3,006	39
Undistributed net realized gain from investment and foreign currency transactions*	5,396	33
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	22,726	385
Total Net Assets	$203,677	$7,288
Net Assets - Class A Shares	$21,864	$508
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,565	46
Net Asset Value Per Share(3)	$13.97	$10.98
Maximum Offering Price Per Share(4)	$14.82	$10.98
Net Assets - Class C Shares	$4,296	$469
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	312	43
Net Asset Value Per Share(3)	$13.77	$10.94
Net Assets - Class D Shares	$94,989	$1,439
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,742	131
Net Asset Value Per Share	$14.09	$10.98
Net Assets - Class I Shares	$22,746	$2,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,635	235
Net Asset Value Per Share	$13.92	$11.00
Net Assets - Class N Shares	$6,009	$844
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	434	77
Net Asset Value Per Share	$13.86	$11.00
Net Assets - Class S Shares	$310	$473
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22	43
Net Asset Value Per Share	$14.12	$10.97
Net Assets - Class T Shares	$53,463	$972
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,799	88
Net Asset Value Per Share	$14.07	$10.99

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $32,700,000 and $1,200,000 for Perkins Global Value Fund and Perkins International Value Fund, respectively.
(2)	Includes cost of $4,053 and $711 for Perkins Global Value Fund and Perkins International Value Fund, respectively.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Value Funds | 27

Statements of Operations

For the year or period ended September 30, 2013	Perkins Global	Perkins International
(all numbers in thousands)	Value Fund	Value Fund(1)

Investment Income:
Interest	$23	$–
Dividends	5,145	71
Other Income	–	–
Foreign tax withheld	(283)	(6)
Total Investment Income	4,885	65
Expenses:
Advisory fees	1,030	19
Internal servicing expense - Class A Shares	1	–
Internal servicing expense - Class C Shares	–	–
Internal servicing expense - Class I Shares	1	–
Shareholder reports expense	67	11
Transfer agent fees and expenses	43	1
Registration fees	125	154
Custodian fees	11	8
Professional fees	43	43
Non-interested Trustees’ fees and expenses	5	–
Fund administration fees	17	–
Administrative services fees - Class D Shares	104	1
Administrative services fees - Class S Shares	1	1
Administrative services fees - Class T Shares	105	1
Distribution fees and shareholder servicing fees - Class A Shares	37	1
Distribution fees and shareholder servicing fees - Class C Shares	18	2
Distribution fees and shareholder servicing fees - Class S Shares	1	1
Administrative, networking and omnibus fees - Class A Shares	9	–
Administrative, networking and omnibus fees - Class C Shares	1	–
Administrative, networking and omnibus fees - Class I Shares	4	–
Other expenses	18	8
Total Expenses	1,641	251
Expense and Fee Offset	–	–
Less: Excess Expense Reimbursement	(3)	(222)
Net Expenses after Waivers and Expense Offsets	1,638	29
Net Investment Income	3,247	36
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	7,713	37
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,874	385
Net Gain on Investments	20,587	422
Net Increase in Net Assets Resulting from Operations	$23,834	$458

(1)	Period from April 1, 2013 (inception date) through September 30, 2013.
See Notes to Financial Statements.

28 | SEPTEMBER 30, 2013

Statements of Changes in Net Assets

	Perkins Global
For each year or period ended September 30	Value Fund		Perkins International Value Fund
(all numbers in thousands)	2013	2012(1)	2013(2)

Operations:
Net investment income	$3,247	$2,408	$36
Net realized gain from investment and foreign currency transactions	7,713	5,215	37
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,874	10,696	385
Net Increase in Net Assets Resulting from Operations	23,834	18,319	458
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(243)	(20)	–
Class C Shares	(16)	(7)	–
Class D Shares	(1,693)	(2,086)	–
Class I Shares	(72)	(147)	–
Class N Shares	(138)	–	–
Class S Shares	(6)	(10)	–
Class T Shares	(762)	(576)	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(473)	(19)	–
Class C Shares	(39)	(8)	–
Class D Shares	(3,304)	(2,051)	–
Class I Shares	(149)	(138)	–
Class N Shares	(239)	–	–
Class S Shares	(13)	(11)	–
Class T Shares	(1,502)	(577)	–
Net Decrease from Dividends and Distributions	(8,649)	(5,650)	–
Capital Share Transactions:
Shares Sold
Class A Shares	12,640	10,763	465
Class C Shares	3,535	826	429
Class D Shares	14,447	6,676	1,426
Class I Shares	18,589	4,897	2,515
Class N Shares	764	5,422	780
Class S Shares	4	4	477
Class T Shares	21,885	20,266	896
Redemption Fees
Class D Shares	N/A	2	N/A
Class I Shares	N/A	1	N/A
Class T Shares	N/A	3	N/A
Reinvested Dividends and Distributions
Class A Shares	691	39	–
Class C Shares	55	15	–
Class D Shares	4,942	4,083	–
Class I Shares	136	282	–
Class N Shares	377	–	–
Class S Shares	18	20	–
Class T Shares	2,239	1,136	–

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Value Funds | 29

Statements of Changes in Net Assets  (continued)

	Perkins Global
For each year or period ended September 30	Value Fund		Perkins International Value Fund
(all numbers in thousands)	2013	2012(1)	2013(2)

Shares Repurchased
Class A Shares	(3,207)	(1,223)	–
Class C Shares	(354)	(131)	–
Class D Shares	(11,249)	(10,149)	(84)
Class I Shares	(1,375)	(6,934)	(29)
Class N Shares	(947)	(131)	–
Class S Shares	(47)	(118)	(45)
Class T Shares	(13,296)	(5,102)	–
Net Increase from Capital Share Transactions	49,847	30,647	6,830
Net Increase in Net Assets	65,032	43,316	7,288
Net Assets:
Beginning of period	138,645	95,329	–
End of period	$203,677	$138,645	$7,288
Undistributed Net Investment Income*	$3,006	$1,185	$39

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.
(2)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

30 | SEPTEMBER 30, 2013

Financial Highlights

Class A Shares

For a share outstanding during each year or period ended September 30 and	Perkins Global Value Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.88	$11.62	$11.60	$10.90	$9.44
Income from Investment Operations:
Net investment income	0.34	0.36	0.25	0.19	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.58	1.60	(0.01)	0.68	1.40
Total from Investment Operations	1.92	1.96	0.24	0.87	1.46
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.36)	(0.22)	(0.17)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	–	–(3)	–	–
Total Distributions and Other	(0.83)	(0.70)	(0.22)	(0.17)	–
Net Asset Value, End of Period	$13.97	$12.88	$11.62	$11.60	$10.90
Total Return**	15.78%	17.58%	1.97%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$21,864	$10,379	$248	$160	$16
Average Net Assets for the Period (in thousands)	$14,952	$4,748	$184	$189	$6
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.21%	1.27%	1.40%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.10%	1.21%	1.26%	1.40%	0.84%
Ratio of Net Investment Income to Average Net Assets***	1.87%	2.17%	2.01%	2.45%	0.50%
Portfolio Turnover Rate	22%	37%	51%	49%	62%

Class A Shares

Perkins International Value Fund
For a share outstanding during the period ended September 30	2013(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.88
Total from Investment Operations	0.98
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.98
Total Return**	9.80%
Net Assets, End of Period (in thousands)	$508
Average Net Assets for the Period (in thousands)	$460
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	12.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.36%
Ratio of Net Investment Income to Average Net Assets***	1.80%
Portfolio Turnover Rate	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 31

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended September 30 and	Perkins Global Value Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.75	$11.50	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	0.28	0.27	0.23	0.16	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.52	1.65	(0.06)	0.60	1.45
Total from Investment Operations	1.80	1.92	0.17	0.76	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.23)	(0.33)	(0.19)	(0.16)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	–	–(3)	–	–
Total Distributions and Other	(0.78)	(0.67)	(0.19)	(0.16)	–
Net Asset Value, End of Period	$13.77	$12.75	$11.50	$11.52	$10.92
Total Return**	14.87%	17.35%	1.38%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$4,296	$902	$133	$15	$13
Average Net Assets for the Period (in thousands)	$1,828	$492	$56	$13	$3
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.89%	1.59%(4)	1.90%	1.92%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.89%	1.59%(4)	1.90%	1.91%	1.63%
Ratio of Net Investment Income to Average Net Assets***	1.04%	1.56%	1.73%	1.62%	0.31%
Portfolio Turnover Rate	22%	37%	51%	49%	62%

Class C Shares

Perkins International Value Fund
For a share outstanding during the period ended September 30	2013(5)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.87
Total from Investment Operations	0.94
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.94
Total Return**	9.40%
Net Assets, End of Period (in thousands)	$469
Average Net Assets for the Period (in thousands)	$447
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	13.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.06%
Ratio of Net Investment Income to Average Net Assets***	1.14%
Portfolio Turnover Rate	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 2.03% and 2.03%, respectively, without the inclusion of the non-recurring expense adjustment.
(5)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

32 | SEPTEMBER 30, 2013

Class D Shares

	Perkins Global Value Fund
For a share outstanding during each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.97	$11.67	$11.65	$11.16
Income from Investment Operations:
Net investment income	0.38	0.26	0.30	0.19
Net gain/(loss) on investments (both realized and unrealized)	1.57	1.73	(0.02)	0.30
Total from Investment Operations	1.95	1.99	0.28	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.35)	(0.26)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.83)	(0.69)	(0.26)	–
Net Asset Value, End of Period	$14.09	$12.97	$11.67	$11.65
Total Return**	15.91%	17.72%	2.30%	4.39%
Net Assets, End of Period (in thousands)	$94,989	$79,206	$70,479	$74,552
Average Net Assets for the Period (in thousands)	$86,385	$75,550	$76,920	$74,175
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	1.04%	1.03%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	1.04%	1.03%	1.30%
Ratio of Net Investment Income to Average Net Assets***	1.97%	2.12%	2.25%	2.61%
Portfolio Turnover Rate	22%	37%	51%	49%

Class D Shares

Perkins International Value Fund
For a share outstanding during the period ended September 30	2013(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.92
Total from Investment Operations	0.98
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.98
Total Return**	9.80%
Net Assets, End of Period (in thousands)	$1,439
Average Net Assets for the Period (in thousands)	$931
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	11.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.48%
Portfolio Turnover Rate	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 33

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended September 30 and	Perkins Global Value Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.78	$11.51	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	0.43	0.37	0.38	0.16	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.52	1.60	(0.09)	0.61	1.46
Total from Investment Operations	1.95	1.97	0.29	0.77	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.36)	(0.30)	(0.17)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	–(3)	–(3)	–	–
Total Distributions and Other	(0.81)	(0.70)	(0.30)	(0.17)	–
Net Asset Value, End of Period	$13.92	$12.78	$11.51	$11.52	$10.92
Total Return**	16.15%	17.87%	2.40%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$22,746	$3,452	$4,517	$2,675	$562
Average Net Assets for the Period (in thousands)	$14,092	$6,386	$3,934	$600	$58
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.95%	0.91%	1.28%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.95%	0.90%	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.30%	2.20%	2.55%	1.33%	(0.10)%
Portfolio Turnover Rate	22%	37%	51%	49%	62%

Class I Shares

Perkins International Value Fund
For a share outstanding during the period ended September 30	2013(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.97
Total from Investment Operations	1.00
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.00
Total Return**	10.00%
Net Assets, End of Period (in thousands)	$2,583
Average Net Assets for the Period (in thousands)	$967
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.49%
Portfolio Turnover Rate	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

34 | SEPTEMBER 30, 2013

Class N Shares

	Perkins Global Value Fund
For a share outstanding during the year or period ended September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$12.78	$11.55
Income from Investment Operations:
Net investment income	0.41	0.03
Net gain on investments (both realized and unrealized)	1.54	1.20
Total from Investment Operations	1.95	1.23
Less Distributions:
Dividends (from net investment income)*	(0.32)	–
Distributions (from capital gains)*	(0.55)	–
Total Distributions	(0.87)	–
Net Asset Value, End of Period	$13.86	$12.78
Total Return**	16.17%	10.65%
Net Assets, End of Period (in thousands)	$6,009	$5,317
Average Net Assets for the Period (in thousands)	$5,797	$791
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	1.02%
Ratio of Net Investment Income to Average Net Assets***	2.16%	4.09%
Portfolio Turnover Rate	22%	37%

Class N Shares

Perkins International Value Fund
For a share outstanding during the period ended September 30	2013(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.08
Net gain on investments (both realized and unrealized)	0.92
Total from Investment Operations	1.00
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.00
Total Return**	10.00%
Net Assets, End of Period (in thousands)	$844
Average Net Assets for the Period (in thousands)	$595
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	11.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.82%
Portfolio Turnover Rate	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 35

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended September 30 and	Perkins Global Value Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.99	$11.68	$11.67	$11.02	$9.44
Income from Investment Operations:
Net investment income	0.34	0.22	0.27	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.58	1.73	(0.03)	0.64	1.25
Total from Investment Operations	1.92	1.95	0.24	0.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.30)	(0.23)	(0.17)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	–	–(3)	–	0.17
Total Distributions and Other	(0.79)	(0.64)	(0.23)	(0.17)	0.17
Net Asset Value, End of Period	$14.12	$12.99	$11.68	$11.67	$11.02
Total Return**	15.56%	17.32%	1.96%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$310	$310	$370	$653	$11
Average Net Assets for the Period (in thousands)	$301	$333	$510	$439	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.29%	1.36%	1.36%	1.64%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.35%	1.36%	1.64%	1.09%
Ratio of Net Investment Income to Average Net Assets***	1.60%	1.79%	1.67%	2.34%	1.10%
Portfolio Turnover Rate	22%	37%	51%	49%	62%

Class S Shares

Perkins International Value Fund
For a share outstanding during the period ended September 30	2013(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.87
Total from Investment Operations	0.97
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.97
Total Return**	9.70%
Net Assets, End of Period (in thousands)	$473
Average Net Assets for the Period (in thousands)	$467
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	13.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.56%
Ratio of Net Investment Income to Average Net Assets***	1.65%
Portfolio Turnover Rate	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

36 | SEPTEMBER 30, 2013

Class T Shares

For a share outstanding during each year or period ended	Perkins Global Value Fund
September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$12.95	$11.66	$11.64	$10.95	$9.36	$17.21
Income from Investment Operations:
Net investment income	0.38	0.27	0.29	0.18	0.23	0.15
Net gain/(loss) on investments (both realized and unrealized)	1.57	1.70	(0.03)	0.66	2.11	(7.26)
Total from Investment Operations	1.95	1.97	0.26	0.84	2.34	(7.11)
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.34)	(0.24)	(0.15)	(0.13)	(0.27)
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	(0.62)	(0.48)
Redemption fees	N/A	–(2)	–(2)	–(2)	–(2)	0.01
Total Distributions and Other	(0.83)	(0.68)	(0.24)	(0.15)	(0.75)	(0.74)
Net Asset Value, End of Period	$14.07	$12.95	$11.66	$11.64	$10.95	$9.36
Total Return**	15.90%	17.58%	2.18%	7.70%	27.37%	(42.89)%
Net Assets, End of Period (in thousands)	$53,463	$39,079	$19,582	$20,883	$98,415	$85,625
Average Net Assets for the Period (in thousands)	$41,903	$26,585	$21,082	$48,157	$84,893	$136,813
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	1.12%	1.09%	1.09%	1.31%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.03%	1.11%	1.09%	1.09%	1.30%	1.24%
Ratio of Net Investment Income to Average Net Assets***	1.90%	2.02%	2.18%	2.41%	1.05%	0.70%
Portfolio Turnover Rate	22%	37%	51%	49%	62%	18%

Class T Shares

Perkins International Value Fund
For a share outstanding during the period ended September 30	2013(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.92
Total from Investment Operations	0.99
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.99
Total Return**	9.90%
Net Assets, End of Period (in thousands)	$972
Average Net Assets for the Period (in thousands)	$762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	11.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%
Ratio of Net Investment Income to Average Net Assets***	1.48%
Portfolio Turnover Rate	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 37

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund and Perkins International Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2013 for Perkins Global Value Fund and for the period from April 1, 2013 (inception date) through September 30, 2013 for Perkins International Value Fund. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Funds’ Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining

38 | SEPTEMBER 30, 2013

maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Value Funds | 39

Notes to Financial Statements (continued)

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant

40 | SEPTEMBER 30, 2013

unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold any Level 3 securities as of September 30, 2013.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year or period ended September 30, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the

Janus Value Funds | 41

Notes to Financial Statements (continued)

index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

The Funds do not require the counterparty to post collateral for forward currency contracts; however, the Funds will segregate cash or high-grade securities with their custodian in an amount at all times equal to or greater than the Funds’ commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedules of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Funds’ corresponding forward currency contracts.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2013.

Fair Value of Derivative Instruments as of September 30, 2013

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund
Foreign Exchange Contracts	Forward currency contracts	$7,578	Forward currency contracts	$300,612

Total		$7,578		$300,612

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year or period ended September 30, 2013.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Total

Perkins Global Value Fund
Foreign Exchange Contracts	$2,600,729	$2,600,729

Total	$2,600,729	$2,600,729

42 | SEPTEMBER 30, 2013

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Total

Perkins Global Value Fund
Foreign Exchange Contracts	$(268,039)	$(268,039)

Total	$(268,039)	$(268,039)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment

Janus Value Funds | 43

Notes to Financial Statements (continued)

from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

Perkins Global Value Fund	N/A	0.64
Perkins International Value Fund	All Asset Levels	0.80

For Perkins Global Value Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance

44 | SEPTEMBER 30, 2013

Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for Perkins Global Value Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the year ended September 30, 2013, the Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Global Value Fund	$(27,895)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on Perkins Global Value Fund’s performance relative to its benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 99% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I

Janus Value Funds | 45

Notes to Financial Statements (continued)

Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins International Value Fund	0.98

For a period of three years subsequent to Perkins International Value Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the period ended September 30, 2013, total reimbursement by Janus Capital was $221,613 for the Fund. As of September 30, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $221,613. The recoupment of such reimbursements expires April 1, 2016.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts

46 | SEPTEMBER 30, 2013

credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year or period ended September 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $258,078 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $497,544 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year or period ended September 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$9,019
Perkins International Value Fund(1)	250

(1)	Period from April 1, 2013 (inception date) through September 30, 2013.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year or period ended September 30, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year or period ended September 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Global Value Fund	$657

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds. The Funds did not participate in the cash sweep program during the year or period ended September 30, 2013.

Janus Value Funds | 47

Notes to Financial Statements (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the year or period ended September 30, 2013, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/12	Purchases	Purchases	Redemptions	Redemptions	9/30/13

Perkins International Value Fund - Class A Shares	$–	$428,571	4/1/13	$–	–	$428,571
Perkins International Value Fund - Class C Shares	–	428,571	4/1/13	–	–	428,571
Perkins International Value Fund - Class D Shares	–	428,572	4/1/13	–	–	428,572
Perkins International Value Fund - Class I Shares	–	428,571	4/1/13	–	–	428,571
Perkins International Value Fund - Class N Shares	–	428,571	4/1/13	–	–	428,571
Perkins International Value Fund - Class S Shares	–	428,572	4/1/13	–	–	428,572
Perkins International Value Fund - Class T Shares	–	428,572	4/1/13	–	–	428,572

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences consist of deferred compensation and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Perkins Global Value Fund	$5,285,998	$3,595,518	$–	$–	$–	$11,136	$22,235,570
Perkins International Value Fund(1)	86,679	–	–	–	–	(628)	371,142

(1)	Period from April 1, 2013 (inception date) through September 30, 2013.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Global Value Fund	$181,705,074	$25,741,371	$(3,505,801)
Perkins International Value Fund(1)	7,027,651	428,980	(57,838)

(1)	Period from April 1, 2013 (inception date) through September 30, 2013.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year or period ended September 30, 2013

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund	$3,527,113	$5,121,435	$–	$–
Perkins International Value Fund(1)	–	–	–	–

(1)	Period from April 1, 2013 (inception date) through September 30, 2013.

48 | SEPTEMBER 30, 2013

For the year ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund	$2,846,382	$2,803,905	$–	$–

6.	Capital Share Transactions

	Perkins Global Value		Perkins International
For each year or period ended September 30	Fund		Value Fund
(all numbers in thousands)	2013	2012(1)	2013(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	946	882	46
Reinvested dividends and distributions	56	3	–
Shares repurchased	(243)	(100)	–
Net Increase/(Decrease) in Fund Shares	759	785	46
Shares Outstanding, Beginning of Period	806	21	–
Shares Outstanding, End of Period	1,565	806	46
Transactions in Fund Shares – Class C Shares:
Shares sold	264	69	43
Reinvested dividends and distributions	4	1	–
Shares repurchased	(27)	(11)	–
Net Increase/(Decrease) in Fund Shares	241	59	43
Shares Outstanding, Beginning of Period	71	12	–
Shares Outstanding, End of Period	312	71	43
Transactions in Fund Shares – Class D Shares:
Shares sold	1,079	547	139
Reinvested dividends and distributions	399	351	–
Shares repurchased	(845)	(830)	(8)
Net Increase/(Decrease) in Fund Shares	633	68	131
Shares Outstanding, Beginning of Period	6,109	6,041	–
Shares Outstanding, End of Period	6,742	6,109	131
Transactions in Fund Shares – Class I Shares:
Shares sold	1,459	406	238
Reinvested dividends and distributions	11	25	–
Shares repurchased	(105)	(553)	(3)
Net Increase/(Decrease) in Fund Shares	1,365	(122)	235
Shares Outstanding, Beginning of Period	270	392	–
Shares Outstanding, End of Period	1,635	270	235
Transactions in Fund Shares – Class N Shares:
Shares sold	60	426	77
Reinvested dividends and distributions	31	–	–
Shares repurchased	(73)	(10)	–
Net Increase/(Decrease) in Fund Shares	18	416	77
Shares Outstanding, Beginning of Period	416	N/A	–
Shares Outstanding, End of Period	434	416	77
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	47
Reinvested dividends and distributions	1	2	–
Shares repurchased	(3)	(10)	(4)
Net Increase/(Decrease) in Fund Shares	(2)	(8)	43
Shares Outstanding, Beginning of Period	24	32	–
Shares Outstanding, End of Period	22	24	43

Janus Value Funds | 49

Notes to Financial Statements (continued)

	Perkins Global Value		Perkins International
For each year or period ended September 30	Fund		Value Fund
(all numbers in thousands)	2013	2012(1)	2013(2)

Transactions in Fund Shares – Class T Shares:
Shares sold	1,620	1,655	88
Reinvested dividends and distributions	181	98	–
Shares repurchased	(1,019)	(416)	–
Net Increase/(Decrease) in Fund Shares	782	1,337	88
Shares Outstanding, Beginning of Period	3,017	1,680	–
Shares Outstanding, End of Period	3,799	3,017	88

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.
(2)	Period from April 1, 2013 (inception date) through September 30, 2013.

7.	Purchases and Sales of Investment Securities

For the year or period ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$66,974,917	$29,603,913	$–	$–
Perkins International Value Fund(1)	6,061,706	282,778	–	–

(1)	Period from April 1, 2013 (inception date) through September 30, 2013.

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

50 | SEPTEMBER 30, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Global Value Fund and Perkins International Value Fund (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2013 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 15, 2013

Janus Value Funds | 51

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

52 | SEPTEMBER 30, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Value Funds | 53

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

54 | SEPTEMBER 30, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Approval of Advisory Agreements During the Period

For Perkins International Value Fund

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital or Perkins Investment Management LLC (“Perkins”), the investment adviser and subadviser, respectively, of Perkins International Value Fund (the “New Fund”), met on December 7, 2012 to consider the proposed investment advisory agreement and subadvisory agreement for the New Fund. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreements with Janus Capital for the New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 2015, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital and Perkins, taking into account the investment objective and strategies of the New Fund and the similar type services currently provided by Janus Capital and Perkins to other funds in the complex. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and Perkins that will be providing investment and risk

Janus Value Funds | 55

Additional Information (unaudited) (continued)

management services to the New Fund. The Trustees also considered other services provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions and the involvement of Perkins in trade executions and the broker selection process. The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of each of Janus Capital and Perkins in monitoring adherence to the New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital and Perkins were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement. They also concluded that each of Janus Capital and Perkins had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively.

Costs of Services Provided

The Trustees noted the information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital and Perkins to their separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted servicing that is provided by Janus Capital for the New Fund relative to those other clients, including regulatory compliance and administration services, and that, in serving the New Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that each of the proposed advisory fee payable by the New Fund and the subadvisory fee payable by Janus Capital to Perkins was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and Perkins charges to other clients, and the expense limitation agreement for the New Fund agreed to by Janus Capital and for which Perkins would also bear some cost.

Economies of Scale

The Trustees considered information about the potential for Janus Capital and Perkins to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital, Perkins, and their affiliates from their relationships with the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s proposed use of commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain any proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund, Janus Capital, and Perkins may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and Perkins may benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund benefits from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of the New Fund could attract other business to Janus Capital, Perkins, or other Janus funds, and that the success of Janus Capital and Perkins could enhance Janus Capital’s and Perkins’ ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement and subadvisory agreement for the New Fund.

56 | SEPTEMBER 30, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was September 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

Janus Value Funds | 57

Useful Information About Your Fund Report (unaudited) (continued)

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

58 | SEPTEMBER 30, 2013

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Value Funds | 59

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year or period ended September 30, 2013:

Capital Gain Distributions

Fund

Perkins Global Value Fund	$5,121,435

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Perkins International Value Fund(1)	$6,427	$71,264

Dividends Received Deduction Percentage

Fund

Perkins Global Value Fund	31%

Qualified Dividend Income Percentage

Fund

Perkins Global Value Fund	82%
Perkins International Value Fund(1)	72%

(1)	Period from April 1, 2013 (inception date) through September 30, 2013.

60 | SEPTEMBER 30, 2013

Trustees and Officers (unaudited)

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the may also be officers and/or directors of Janus Capital. officers receive no compensation from the , except for the Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Value Funds | 61

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

62 | SEPTEMBER 30, 2013

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago
Convention & Tourism
					Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company).

Janus Value Funds | 63

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64 | SEPTEMBER 30, 2013

Notes

Janus Value Funds | 65

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1113-50137	125-02-02800 11-13

Item 2 - Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 - Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 - Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2013	$860,871	$9,540	$355,774	$4,240
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2012	$793,931	$0	$191,424	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2013	$64,349	$5,055	$4,240
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2012	$33,772	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
September 30	(A)	(B)	(C)	and (C)1
2013	$0	$0	$0	$0
2012	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -	Audit Committee of Listed Registrants Not applicable.

Item 6 -	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 -	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 -	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: November 29, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: November 29, 2013

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund
(Principal Accounting Officer and Principal Financial Officer)
Date: November 29, 2013